UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-08239

ProFunds

(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000	Bethesda, MD	20814

(Address of principal executive offices)		(Zip code)

BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:            (240) 497-6400

Date of fiscal year end:                 December 31

Date of reporting period:              December 31, 2006

Item 1. Reports to Stockholders.

Not just funds, ProFundsSM

Classic ProFunds VP
Bull
Small-Cap
Dow 30
OTC
Large-Cap Value
Large-Cap Growth
Mid-Cap Value
Mid-Cap Growth
Small-Cap Value
Small-Cap Growth
Asia 30
Europe 30
Japan

Ultra ProFunds VP
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraOTC

Inverse ProFunds VP
Bear
Short Mid-Cap
Short Small-Cap
Short Dow 30
Short OTC
UltraShort Dow 30
UltraShort OTC

Sector ProFunds VP
Banks
Basic Materials
Biotechnology
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Internet
Oil & Gas
Pharmaceuticals
Precious Metals
Real Estate
Semiconductor
Technology
Telecommunications
Utilities

Bond Benchmarked ProFunds VP
U.S. Government Plus
Rising Rates Opportunity

Money Market ProFund VP
Money Market

Annual Report
December 31, 2006

i	Message from the Chairman
ii	Management Discussion of Fund Performance
Allocation of Portfolio Holdings & Index Composition,
Schedule of Portfolio Investments and Financial Statements

1	ProFund VP Bull
11	ProFund VP Small-Cap
24	ProFund VP Dow 30
30	ProFund VP OTC
36	ProFund VP Large-Cap Value
44	ProFund VP Large-Cap Growth
52	ProFund VP Mid-Cap Value
60	ProFund VP Mid-Cap Growth
67	ProFund VP Small-Cap Value
76	ProFund VP Small-Cap Growth
84	ProFund VP Asia 30
90	ProFund VP Europe 30
96	ProFund VP Japan
101	ProFund VP UltraBull
111	ProFund VP UltraMid-Cap
120	ProFund VP UltraSmall-Cap
132	ProFund VP UltraOTC
138	ProFund VP Bear
143	ProFund VP Short Mid-Cap
148	ProFund VP Short Small-Cap
153	ProFund VP Short Dow 30
158	ProFund VP Short OTC
163	ProFund VP UltraShort Dow 30
168	ProFund VP UltraShort OTC
173	ProFund VP Banks
179	ProFund VP Basic Materials
185	ProFund VP Biotechnology
190	ProFund VP Consumer Goods
196	ProFund VP Consumer Services
203	ProFund VP Financials
210	ProFund VP Health Care
216	ProFund VP Industrials
223	ProFund VP Internet
228	ProFund VP Oil & Gas
234	ProFund VP Pharmaceuticals
239	ProFund VP Precious Metals
244	ProFund VP Real Estate
250	ProFund VP Semiconductor
256	ProFund VP Technology
263	ProFund VP Telecommunications
268	ProFund VP Utilities
274	ProFund VP U.S. Government Plus
279	ProFund VP Rising Rates Opportunity
284	ProFund VP Money Market

289	Notes to Financial Statements

302	Report of Independent Registered Public Accounting Firm

303	Additional Tax Information

304	Board Approval of Investment Advisory Agreements

306	Expense Examples

309	Trustees and Officers

Message from the Chairman

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2006.

Overall, the U.S. financial markets were strong in 2006. The Fed’s rate-hike halt, moderated longterm inflation expectations, and anticipation of a “soft landing” for the economy in 2007 helped broad U.S. stock indexes continue their string of positive returns, while bond indexes remained relatively flat.

‘A Great Year for Equities . . .

The U.S. stock market started strong, got knocked down by the Fed’s spring rate hikes, and then resumed its climb in August. The S&P 500® Index ended the year with a total return of 15.8%, while the NASDAQ-100 finished the year at 7.3%. And all industry groups–measured by Dow Jones–ended the year with positive returns, with telecommunications leading the pack and technology bringing up the rear.

International equity markets did even better, helped by huge profits in Europe, record-breaking IPOs, soaring emerging markets (led by China, after a mid-year stumble), and a weakening dollar. The Bank of New York Emerging Markets 50 ADR Index finished the year at 35.1%. Japan’s domestic issues prevented it from repeating its phenomenal performance of 2005, but the Nikkei 225 still turned in a respectable year, finishing up 6.9% (U.S. dollar terms).

. . . And a Modest One for Fixed Income

The Federal Reserve pushed short term rates up in the first half of 2006 and spent the second half watching to see if more hikes were needed. Bond yields generally rose while the Fed was tightening, and then fell sharply in the 3rd quarter once the Fed paused. Yields were more volatile in the 4th quarter as conflicting signals on economic growth and inflation generated debate among bondholders over the next move by the Fed.

The 30-year Treasury bond finished the year yielding 4.8%, for a total return of -1.2%. However, the Bear Stearns High Yield Composite Index, by contrast, finished the year at 11.6%. With the threat diminished that the Fed might tighten too much and push us into recession, risk appetites improved and valuations rose.

Navigate the Market with ProFunds

Whatever direction the market takes, ProFunds believes investors should have abundant opportunities to increase potential return and reduce risk.

We remain dedicated to providing investors with innovative funds to help capture opportunities as they unfold. And, as always, we deeply appreciate your continued trust and confidence in ProFunds.

Sincerely,

Michael L. Sapir
Chairman

This material must be preceded or accompanied by a current prospectus. Investing in the ProFunds VP involves certain risks, including in all or some cases, leverage, liquidity, concentration, non-diversification, repurchase agreement and inverse correlation risks. These risks can increase volatility and decrease performance. Please see the prospectus for a more complete description of these risks. All ProFunds VP permit active investment strategies, which can decrease performance.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors LLC (“PFA”) uses a quantitative approach in seeking to achieve the daily investment objectives of each ProFund VP.1 Using this approach, PFA determines the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its daily benchmark.2

ProFunds VP seek to provide daily correlation with their benchmarks consistent with their investment objectives. PFA employs a management strategy wherein it strives to consistently pursue the investment objective of each ProFund VP.1 Accordingly, the ProFunds VP do not seek to provide correlation with their benchmarks over any period of time other than daily and do not seek to take defensive positions in unfavorable markets.

Factors that materially affected the performance of each ProFund VP during 2006:3

•

Benchmark Performance: The performance of the index or security underlying each ProFund VP’s benchmark is a principal factor driving fund performance[4]. Please see below for a discussion of market conditions which affected the performance of the ProFunds VP and their various benchmark indexes and securities.

•

Leverage and Correlation: Each ProFund VP is benchmarked to a positive or negative multiple of an index’s or security’s daily return. The performance of each ProFund VP that has a daily investment objective that is greater than 100% (i.e., are leveraged) of the daily performance of an index or a security (U.S. Government Plus, UltraBull, UltraMid-Cap, UltraSmall-Cap and UltraOTC) was impacted proportionately more by the daily performance of an index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Rising Rates Opportunity, Bear, Short Dow 30, Short OTC, Short Mid-Cap, Short Small-Cap, UltraShort Dow 30, and UltraShort OTC) were inversely impacted by the daily performance of the underlying index or security and, in turn, by the factors and market conditions affecting that index or security on a daily basis. Certain of these inverse funds are also leveraged (Rising Rates Opportunity, UltraShort OTC, and UltraShort Dow 30.) For these funds, the inverse impact discussed above was amplified.

•

Compounding of Daily Returns (Leveraged and Inverse ProFunds VP): PFA attempts to rebalance leverage on a daily basis to the target ratio implicit in the stated investment objective of each ProFund VP. For example, the target leverage ratios for ProFunds VP UltraOTC, Short OTC and UltraShort OTC are +2x, –1x, and –2x, respectively. The impact of daily rebalancings of leverage over periods greater than one day is illustrated in the following hypothetical example:

•

Assume the benchmark index is up 1.00% on day one, and down 1.00% on day two, for a cumulative two-day return of –0.01%. For purposes of illustration, expenses are ignored. Assume $100.00 is invested in a hypothetical fund that seeks to return 200% of the daily performance of the Index. On day one, the value of the investment should increase $2.00 to $102.00. On day two, the value of the investment should decrease –$2.04 (–2.00% of $102.00) to $99.96. This strategy results in a –.04% cumulative two-day return. Note that while this strategy does provide 200% of the return of the index on each particular day, it can not be counted on to return 200% of the index’s cumulative two-day return.

•

Because of the effect of compounding, the hypothetical investment declines over the two-day period considerably more than twice the cumulative return of the index. This example illustrates that an investment strategy using leverage that is rebalanced daily can result in underperformance relative to other investment strategies. In general, in trendless or flat markets it is expected that the Fund will underperform the multiple of the return of the index for periods greater than one day. In other scenarios, use of leverage that is rebalanced daily can result in overperformance relative to other investment strategies.

•

Cost of Leverage: The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index was negatively impacted by costs associated with leveraging. Inverse ProFunds VP generally benefited from financing related factors associated with the use of leveraged investment techniques.

•

Equity Dividends and Bond Yields: The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index or security was positively impacted by capturing a multiple of the dividend or income yield associated with the benchmark index or security. Inverse ProFunds VP were negatively impacted by virtue of effectively having to pay out a multiple of the dividend or income yield associated with the benchmark index or security.

•

Fees, expenses, and transaction costs: Fees and expenses are listed in the financial statements of each ProFund VP and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. Additionally, high levels of shareholder purchase and redemption activity and use of leverage lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each ProFund VP. Transaction costs are not reflected in the funds expense ratio. Transaction costs are generally higher for ProFunds VP with higher turnover and for ProFunds VP that are benchmarked to indexes or securities that are comparatively less liquid than other ProFund VPs’ benchmark indexes or securities.

[1]	Other than ProFund VP Money Market
[2]

A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraOTC has a benchmark of 200% the daily return of the NASDAQ-100 Index®.

[3]	Past performance does not guarantee future results.
[4]

Unlike ProFunds VP, indexes do not actually hold a portfolio of securities and /or financial instruments. Indexes and individual securities do not incur fees, expenses and transaction costs. Fees, expenses, and transaction costs incurred by ProFunds VP negatively impact the performance of the ProFunds VP. Performance for each ProFund VP will differ from the underlying index or security performance.

ii

PROFUNDS VP

Management Discussion of Fund Performance (continued)

General Factors Affecting Benchmark and Fund Performance:

In 2006, the S&P 500 Index rose by 15.8%, with most other broad measures of the U.S. equity market posting similar returns in the mid to upper teens.1 Global equity markets, in the aggregate, were up even stronger than the U.S. market, with the DJ Wilshire Global ex-US Index rising 24.0% in U.S. dollar terms. The U.S. Dollar faltered against the Euro and the British Pound in 2006, driving the U.S. Dollar Index (a popular measure of the value of the U.S. dollar) down 8.2%.

Looking back at 2006, the U.S. economy performed admirably versus expectations, aiding the stock market and pushing interest rates up slightly. Strong points for the economy included a steady GDP growth rate that was deemed neither too strong nor too weak by most analysts, healthy growth in corporate profits, and declining unemployment. Previous concerns about U.S. budget deficits and high energy costs abated somewhat, yet are still on the minds of many investors. Housing and mortgage markets continued to be a big focus and a big question mark, as investors tried to evaluate how these markets would play out, and the potential impact of any significant moves on the overall economy and the financial markets.

In 2006, the economy continued to grow at a solid pace, as Real (inflation-adjusted) Gross Domestic Product posted a 3.4% growth rate, making 2006 the fourth consecutive year of growth in the 3–4% range. Corporate profits, as measured by Standard & Poor’s calculation of the S&P 500’s operating earnings, grew by a robust 15% over 2005 levels. The unemployment rate continued to trend down, declining from 4.9% to 4.5%, while Non-Farm payrolls expanded by 1.8 million, on top of a 2.0 million increase in 2005. Core inflation rates edged up in 2006, with the Consumer Price Index (CPI) excluding Food and Energy showing a 2.6% increase. Crude Oil prices, a primary measure of energy costs, ended the year essentially unchanged, with the near term futures contract trading near $61 per barrel.

Continuing concerns for the stock and bond markets include the residential housing and mortgage markets. Housing prices decelerated sharply in 2006, from double digit increases in 2005, to essentially flat prices in 2006. The National Association of Realtors measured the median price of existing homes at $221,600 at year end, exactly the same as a year prior. Many homeowners with adjustable rate mortgages (ARMs) face higher mortgage payments. According to the Mortgage Bankers’ Association, about one quarter of mortgages now have adjustable rates, and many of these have the potential to reset with substantially higher interest rates in the next few years. Declining home prices and/or rising mortgage costs have the ability to negatively impact the overall economy.

The Federal Reserve raised the Fed Funds Target Rate from 4.25% to 5.25% during the first half of the year, then held the rate steady through the end of the year. Long-term interest rates moved higher as well, in large part due to better-than-expected economic conditions. The benchmark U.S. 10-year Treasury Note yield increased from 4.39% to 4.70%. With short term rates higher than long term rates, the U.S. yield curve ended the year “inverted,” a condition that historically has been a precursor to a weakening economy.

Returns were strongly positive across the capitalization spectrum in 2006 with small cap stocks outpacing large caps and mid cap stocks lagging. Large cap stocks (as measured by the S&P 500 Index) returned 15.8%, while mid cap stocks (as measured by the S&P Midcap 400 Index) trailed the large caps with a return of 10.3%. Small cap stocks (as measured by the Russell 2000 Index) slightly outperformed the S&P 500, returning 18.4%.

Performance was also positive across all of the value and growth splits for the aforementioned indexes, although differences in performances between these indexes were more pronounced. As measured by the S&P/Citigroup Index methodology, value stocks consistently outperformed growth stocks across the capitalization spectrum. Large, mid, and small cap value stocks returned 20.9%, 15.0%, and 19.7% respectively versus their large, mid and small cap growth counterparts, which returned 11.0%, 5.9%, and 10.6% respectively. The relative underperformance of growth stocks was particularly apparent in the traditionally growth oriented NASDAQ-100® Index, which returned 7.3% during the year.

Certain sectors of the market saw performances that deviated significantly from the broader market performance. As measured by the Dow Jones Total Market Indexes, sectors that significantly outperformed the broad markets included Telecommunications and Real Estate, which returned 36.8% and 35.5% respectively. Substantially underperforming the broad market was Health Care, Internet, Biotechnology, and Semiconductors with returns of 6.9%, 2.9%, –2.5%, and –5.3% respectively. The remainder of the sectors tracked by the various ProFunds saw returns relatively consistent with the broader market. Those sectors outperforming the S&P 500 were Oil & Gas, Utilities, Financials, Banking, and Basic Materials, returning 22.8%, 21.3%, 19.4%, 17.7%, and 17.6% respectively, while Consumer Goods, Pharmaceuticals, Consumer Services, Industrials, Technology, and Precious Metals performances fell short of the S&P 500 with returns of 14.9%, 14.4%, 14.4%, 13.9%, 10.1%, and 9.9% respectively. Sector returns generally fell in line along the value and growth spectrums, with the sectors traditionally viewed as more value oriented outperforming and sectors traditionally viewed as more growth oriented underperforming the broader markets.

International equities continued their streak of beating their U.S. counterparts. Strong European markets and continued M&A activity aided performance of the MSCI EAFE Index as it returned 26.3%2 for the year, while the Japanese markets weighed heavily on the EAFE as evidenced by a 6.9%2 return from the Nikkei 225 Stock Average. The rest of the Asian markets were strong as a whole as the MSCI Asia Pacific Free Excluding Japan Index posted a return of 33.6%2 in 2006.

Daily equity volatility, which had been near historic lows throughout much of 2004 and 2005, remained well below long-term averages despite a brief jump in May, June, and July. The New York Stock Exchange averaged trading volume of 1.65 billion shares per day during the year, up 5.7% over 2005, while the NASDAQ averaged 1.31 billion shares per day, an increase of 32.5% over the previous year. Increased trading volumes and increased liquidity generally improved the ability of ProFund Advisors to successfully implement each of the funds’ investment strategy.

Although one or more of these conditions impacted the security or securities comprising each ProFund’s benchmark and, in turn, impacted the performance of each ProFund, ProFund Advisors does not invest the assets of the ProFunds based on its view of the investment merit of a particular security, instrument or company. In addition, ProFund Advisors does not conduct conventional stock research or analysis, forecast stock market movements, trends or market conditions, or normally take temporary defensive positions.

[1]	The index returns presented account for the theoretical reinvestment of dividends in the index.
[2]	U.S. Dollar terms

iii

ProFund VP Bull

The ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® Index. For the year ended December 31, 2006, the Fund had a total return of 13.66%, compared to a total return of 15.80%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were ExxonMobil (+39.07%), Bank of America (+20.69%), and Altria Group (+19.87%), while the bottom three performers in this group were American International Group (+6.05%), General Electric (+9.35%), and Johnson & Johnson (+12.44%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from May 1, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (5/1/01)

ProFund VP Bull	13.66%	3.94%	1.52%

S&P 500 Index	15.80%	6.19%	3.80%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Bull

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Bull seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P 500 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	84.2%
Futures Contracts	17.1%

Total Exposure	101.3%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
S&P 500 Index - Composition
% of Index

Financial	22.1%
Consumer Non-Cyclical	20.0%
Communications	11.6%
Industrial	11.1%
Technology	10.6%
Energy	9.9%
Consumer Cyclical	8.3%
Utilities	3.5%
Basic Materials	2.9%

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Common Stocks (84.2%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	15,428	$1,202,304
Abbott Laboratories (Pharmaceuticals)	31,784	1,548,199
ACE, Ltd.ADR (Insurance)	6,728	407,515
ADC Telecommunications, Inc.* (Telecommunications)	2,320	33,710
Adobe Systems, Inc.* (Software)	11,948	491,302
Advanced Micro Devices, Inc.* (Semiconductors)	10,092	205,372
Aetna, Inc. (Healthcare-Services)	10,904	470,835
Affiliated Computer Services, Inc.—Class A* (Computers)	2,436	118,974
AFLAC, Inc. (Insurance)	10,208	469,568
Agilent Technologies, Inc.* (Electronics)	8,468	295,110
Air Products & Chemicals, Inc. (Chemicals)	4,524	317,947
Alcoa, Inc. (Mining)	17,864	536,098
Allegheny Energy, Inc.* (Electric)	3,364	154,441
Allegheny Technologies, Inc. (Iron/Steel)	2,088	189,340
Allergan, Inc. (Pharmaceuticals)	3,132	375,026
Allied Waste Industries, Inc.* (Environmental Control)	5,220	64,154
Allstate Corp. (Insurance)	12,876	838,356
Alltel Corp. (Telecommunications)	7,772	470,051
Altera Corp.* (Semiconductors)	7,308	143,821
Altria Group, Inc. (Agriculture)	43,384	3,723,215
Amazon.com, Inc.* (Internet)	6,380	251,755
Ambac Financial Group, Inc. (Insurance)	2,204	196,310
Ameren Corp. (Electric)	4,292	230,609
American Electric Power, Inc. (Electric)	8,236	350,689
American Express Co. (Diversified Financial Services)	24,244	1,470,883
American International Group, Inc. (Insurance)	53,360	3,823,777
American Power Conversion Corp. (Electrical Components & Equipment)	3,480	106,453
American Standard Cos. (Building Materials)	3,596	164,877
Ameriprise Financial, Inc. (Diversified Financial Services)	4,988	271,846
AmerisourceBergen Corp. (Pharmaceuticals)	4,060	182,538
Amgen, Inc.* (Biotechnology)	24,128	1,648,183
Anadarko Petroleum Corp. (Oil & Gas)	9,512	413,962
Analog Devices, Inc. (Semiconductors)	7,076	232,588
Anheuser-Busch Cos., Inc. (Beverages)	15,892	781,886
AON Corp. (Insurance)	6,496	229,569
Apache Corp. (Oil & Gas)	6,728	447,479
Apartment Investment and Management Co.—Class A (REIT)	1,972	110,471
Apollo Group, Inc.—Class A* (Commercial Services)	2,784	108,492
Apple Computer, Inc.* (Computers)	17,748	1,505,740
Applera Corp.—Applied Biosystems Group (Electronics)	3,712	136,193
Applied Materials, Inc. (Semiconductors)	28,420	524,349
Archer-Daniels-Midland Co. (Agriculture)	13,688	437,468
Archstone-Smith Trust (REIT)	4,524	263,342
Ashland, Inc. (Chemicals)	1,160	80,249
AT&T, Inc. (Telecommunications)	79,576	2,844,842
Autodesk, Inc.* (Software)	4,756	192,428
Automatic Data Processing, Inc. (Software)	11,368	559,874
AutoNation, Inc.* (Retail)	3,132	66,774
AutoZone, Inc.* (Retail)	1,044	120,645
Avaya, Inc.* (Telecommunications)	9,280	129,734
Avery Dennison Corp. (Household Products/Wares)	1,972	133,958
Avon Products, Inc. (Cosmetics/Personal Care)	9,280	306,611
Baker Hughes, Inc. (Oil & Gas Services)	6,380	476,331
Ball Corp. (Packaging & Containers)	2,204	96,094
Bank of America Corp. (Banks)	93,148	4,973,172
Bank of New York Co., Inc. (Banks)	15,776	621,101
Bard (C.R.), Inc. (Healthcare-Products)	2,088	173,241
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	2,204	110,464
Bausch & Lomb, Inc. (Healthcare-Products)	1,160	60,390
Baxter International, Inc. (Healthcare-Products)	13,224	613,461
BB&T Corp. (Banks)	11,136	489,204
Bear Stearns Cos., Inc. (Diversified Financial Services)	2,320	377,650
Becton, Dickinson & Co. (Healthcare-Products)	5,104	358,046
Bed Bath & Beyond, Inc.* (Retail)	5,800	220,980
BellSouth Corp. (Telecommunications)	37,816	1,781,512
Bemis Co., Inc. (Packaging & Containers)	2,204	74,892
Best Buy Co., Inc. (Retail)	8,236	405,129
Big Lots, Inc.* (Retail)	2,204	50,516
Biogen Idec, Inc.* (Biotechnology)	6,844	336,656
Biomet, Inc. (Healthcare-Products)	5,104	210,642
BJ Services Co. (Oil & Gas Services)	6,032	176,858
Black & Decker Corp. (Hand/Machine Tools)	1,392	111,319

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

BMC Software, Inc.* (Software)	4,292	$138,202
Boeing Co. (Aerospace/Defense)	16,356	1,453,066
Boston Properties, Inc. (REIT)	2,436	272,540
Boston Scientific Corp.* (Healthcare-Products)	24,244	416,512
Bristol-Myers Squibb Co. (Pharmaceuticals)	40,716	1,071,645
Broadcom Corp.—Class A* (Semiconductors)	9,744	314,829
Brown-Forman Corp. (Beverages)	1,624	107,574
Brunswick Corp. (Leisure Time)	1,856	59,206
Burlington Northern Santa Fe Corp. (Transportation)	7,308	539,403
CA, Inc. (Software)	8,352	189,173
Campbell Soup Co. (Food)	4,524	175,938
Capital One Financial Corp. (Diversified Financial Services)	8,468	650,512
Cardinal Health, Inc. (Pharmaceuticals)	8,468	545,593
Caremark Rx, Inc. (Pharmaceuticals)	8,700	496,857
Carnival Corp.ADR (Leisure Time)	9,280	455,184
Caterpillar, Inc. (Machinery-Construction & Mining)	13,340	818,142
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	3,712	123,238
CBS Corp.—Class B (Media)	16,124	502,746
Celgene Corp.* (Biotechnology)	7,656	440,450
CenterPoint Energy, Inc. (Electric)	6,380	105,780
Centex Corp. (Home Builders)	2,436	137,074
CenturyTel, Inc. (Telecommunications)	2,436	106,356
Chesapeake Energy Corp. (Oil & Gas)	8,584	249,365
ChevronTexaco Corp. (Oil & Gas)	44,312	3,258,261
Chicago Mercantile Exchange (Diversified Financial Services)	696	354,786
Chubb Corp. (Insurance)	8,584	454,179
Ciena Corp.* (Telecommunications)	1,624	45,001
CIGNA Corp. (Insurance)	2,088	274,718
Cincinnati Financial Corp. (Insurance)	3,596	162,935
Cintas Corp. (Textiles)	2,784	110,553
Circuit City Stores, Inc. (Retail)	2,900	55,042
Cisco Systems, Inc.* (Telecommunications)	125,860	3,439,753
CIT Group, Inc. (Diversified Financial Services)	4,176	232,896
Citigroup, Inc. (Diversified Financial Services)	100,572	5,601,860
Citizens Communications Co. (Telecommunications)	6,612	95,014
Citrix Systems, Inc.* (Software)	3,712	100,410
Clear Channel Communications, Inc. (Media)	10,208	362,792
Clorox Co. (Household Products/Wares)	3,132	200,918
CMS Energy Corp.* (Electric)	4,524	75,551
Coach, Inc.* (Apparel)	7,540	323,918
Coca-Cola Co. (Beverages)	42,224	2,037,308
Coca-Cola Enterprises, Inc. (Beverages)	5,800	118,436
Cognizant Technology Solutions Corp.* (Computers)	2,900	223,764
Colgate-Palmolive Co. (Cosmetics/Personal Care)	10,672	696,241
Comcast Corp.—Special Class A* (Media)	43,152	1,826,625
Comerica, Inc. (Banks)	3,248	190,593
Commerce Bancorp, Inc. (Banks)	3,828	135,014
Compass Bancshares, Inc. (Banks)	2,668	159,146
Computer Sciences Corp.* (Computers)	3,480	185,728
Compuware Corp.* (Software)	7,192	59,909
Comverse Technology, Inc.* (Telecommunications)	4,176	88,155
ConAgra Foods, Inc. (Food)	10,672	288,144
ConocoPhillips (Oil & Gas)	33,176	2,387,013
CONSOL Energy, Inc. (Coal)	3,828	122,994
Consolidated Edison, Inc. (Electric)	5,220	250,925
Constellation Brands, Inc.* (Beverages)	4,408	127,920
Constellation Energy Group, Inc. (Electric)	3,712	255,645
Convergys Corp.* (Commercial Services)	2,784	66,204
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	1,856	167,838
Corning, Inc.* (Telecommunications)	32,132	601,190
Costco Wholesale Corp. (Retail)	9,396	496,767
Countrywide Credit Industries, Inc. (Diversified Financial Services)	12,760	541,662
Coventry Health Care, Inc.* (Healthcare-Services)	3,364	168,368
CSX Corp. (Transportation)	8,700	299,541
Cummins, Inc. (Machinery-Diversified)	1,044	123,380
CVS Corp. (Retail)	16,820	519,906
D.R. Horton, Inc. (Home Builders)	5,800	153,641
Danaher Corp. (Miscellaneous Manufacturing)	4,872	352,928
Darden Restaurants, Inc. (Retail)	3,016	121,153
Dean Foods Co.* (Food)	2,784	117,708
Deere & Co. (Machinery-Diversified)	4,756	452,153
Dell, Inc.* (Computers)	45,820	1,149,624
Devon Energy Corp. (Oil & Gas)	9,048	606,940
Dillards, Inc.—Class A (Retail)	1,276	44,622
DIRECTV Group, Inc.* (Media)	16,124	402,133
Dollar General Corp. (Retail)	6,380	102,463
Dominion Resources, Inc. (Electric)	7,308	612,703
Dover Corp. (Miscellaneous Manufacturing)	4,176	204,708
Dow Jones & Co., Inc. (Media)	1,392	52,896
DTE Energy Co. (Electric)	3,712	179,698
Du Pont (Chemicals)	18,560	904,058
Duke Energy Corp. (Electric)	26,216	870,634
Dynegy, Inc.—Class A* (Pipelines)	7,761	56,189
E*TRADE Financial Corp.* (Diversified Financial Services)	8,700	195,054
Eastman Chemical Co. (Chemicals)	1,740	103,199
Eastman Kodak Co. (Miscellaneous Manufacturing)	5,916	152,633
Eaton Corp. (Miscellaneous Manufacturing)	3,016	226,622
eBay, Inc.* (Internet)	24,012	722,041
Ecolab, Inc. (Chemicals)	3,712	167,782
Edison International (Electric)	6,960	316,541
El Paso Corp. (Pipelines)	14,732	225,105
Electronic Arts, Inc.* (Software)	6,264	315,455
Electronic Data Systems Corp. (Computers)	10,556	290,818
Eli Lilly & Co. (Pharmaceuticals)	20,300	1,057,630
Embarq Corp. (Telecommunications)	3,016	158,521
EMC Corp.* (Computers)	45,008	594,106
Emerson Electric Co. (Electrical Components & Equipment)	16,704	736,145
Entergy Corp. (Electric)	4,292	396,237
EOG Resources, Inc. (Oil & Gas)	4,988	311,501
Equifax, Inc. (Commercial Services)	2,552	103,611
Equity Office Properties Trust (REIT)	7,308	352,026
Equity Residential Properties Trust (REIT)	6,032	306,124
Exelon Corp. (Electric)	13,920	861,509
Express Scripts, Inc.* (Pharmaceuticals)	2,784	199,334
Exxon Mobil Corp. (Oil & Gas)	119,016	9,120,196
Family Dollar Stores, Inc. (Retail)	3,132	91,862
Fannie Mae (Diversified Financial Services)	20,184	1,198,728
Federated Department Stores, Inc. (Retail)	10,672	406,923
Federated Investors, Inc.—Class B (Diversified Financial Services)	1,856	62,696
FedEx Corp. (Transportation)	6,264	680,396
Fidelity National Information Services, Inc. (Software)	3,364	134,863
Fifth Third Bancorp (Banks)	11,484	470,040
First Data Corp. (Software)	16,124	411,484
First Horizon National Corp. (Banks)	2,552	106,623
FirstEnergy Corp. (Electric)	6,612	398,109
Fiserv, Inc.* (Software)	3,596	188,502
Fluor Corp. (Engineering & Construction)	1,856	151,542
Ford Motor Co. (Auto Manufacturers)	37,932	284,869
Forest Laboratories, Inc.* (Pharmaceuticals)	6,612	334,567

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Fortune Brands, Inc. (Household Products/Wares)	3,132	$267,441
FPL Group, Inc. (Electric)	8,352	454,516
Franklin Resources, Inc. (Diversified Financial Services)	3,364	370,612
Freddie Mac (Diversified Financial Services)	14,384	976,674
Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	4,060	226,264
Gannett Co., Inc. (Media)	4,872	294,561
General Dynamics Corp. (Aerospace/Defense)	8,352	620,971
General Electric Co. (Miscellaneous Manufacturing)	209,960	7,812,611
General Mills, Inc. (Food)	7,192	414,259
General Motors Corp. (Auto Manufacturers)	11,600	356,352
Genuine Parts Co. (Distribution/Wholesale)	3,480	165,056
Genworth Financial, Inc.—Class A (Diversified Financial Services)	9,164	313,500
Genzyme Corp.* (Biotechnology)	5,336	328,591
Gilead Sciences, Inc.* (Pharmaceuticals)	9,628	625,146
Goodrich Corp. (Aerospace/Defense)	2,552	116,244
Google, Inc.—Class A* (Internet)	4,408	2,029,795
H & R Block, Inc. (Commercial Services)	6,728	155,013
Halliburton Co. (Oil & Gas Services)	20,532	637,519
Harley-Davidson, Inc. (Leisure Time)	5,336	376,028
Harman International Industries, Inc. (Home Furnishings)	1,392	139,075
Harrah’s Entertainment, Inc. (Lodging)	4,422	365,787
Hartford Financial Services Group, Inc. (Insurance)	6,496	606,142
Hasbro, Inc. (Toys/Games/Hobbies)	3,248	88,508
Health Management Associates, Inc.—Class A (Healthcare-Services)	4,988	105,297
Heinz (H.J.) Co. (Food)	6,844	308,048
Hercules, Inc.* (Chemicals)	2,320	44,799
Hess Corp. (Oil & Gas)	5,452	270,256
Hewlett-Packard Co. (Computers)	56,492	2,326,905
Hilton Hotels Corp. (Lodging)	7,772	271,243
Home Depot, Inc. (Retail)	41,528	1,667,763
Honeywell International, Inc. (Miscellaneous Manufacturing)	16,588	750,441
Hospira, Inc.* (Pharmaceuticals)	3,248	109,068
Humana, Inc.* (Healthcare-Services)	3,364	186,063
Huntington Bancshares, Inc. (Banks)	4,872	115,710
IAC/InterActiveCorp* (Internet)	4,524	168,112
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	8,468	391,137
IMS Health, Inc. (Software)	4,176	114,756
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	6,264	245,110
Intel Corp. (Semiconductors)	119,364	2,417,122
International Business Machines Corp. (Computers)	31,088	3,020,200
International Flavors & Fragrances, Inc. (Chemicals)	1,624	79,836
International Game Technology (Entertainment)	6,960	321,552
International Paper Co. (Forest Products & Paper)	9,396	320,404
Interpublic Group of Cos., Inc.* (Advertising)	9,164	112,167
Intuit, Inc.* (Software)	7,192	219,428
ITT Industries, Inc. (Miscellaneous Manufacturing)	3,828	217,507
J.C. Penney Co., Inc. (Holding Company) (Retail)	4,524	349,977
J.P. Morgan Chase & Co. (Diversified Financial Services)	71,572	3,456,928
Jabil Circuit, Inc. (Electronics)	3,828	93,977
Janus Capital Group, Inc. (Diversified Financial Services)	4,176	90,160
JDS Uniphase Corp.* (Telecommunications)	4,060	67,640
Johnson & Johnson (Healthcare-Products)	59,508	3,928,719
Johnson Controls, Inc. (Auto Parts & Equipment)	4,060	348,835
Jones Apparel Group, Inc. (Apparel)	2,204	73,680
Juniper Networks, Inc.* (Telecommunications)	11,368	215,310
KB Home (Home Builders)	1,624	83,279
Kellogg Co. (Food)	5,220	261,313
KeyCorp (Banks)	8,236	313,215
KeySpan Corp. (Gas)	3,596	148,083
Kimberly-Clark Corp. (Household Products/Wares)	9,512	646,341
Kimco Realty Corp. (REIT)	4,640	208,568
Kinder Morgan, Inc. (Pipelines)	2,204	233,073
King Pharmaceuticals, Inc.* (Pharmaceuticals)	5,104	81,256
KLA-Tencor Corp. (Semiconductors)	4,060	201,985
Kohls Corp.* (Retail)	6,612	452,459
Kroger Co. (Food)	14,732	339,867
L-3 Communications Holdings, Inc. (Aerospace/Defense)	2,552	208,703
Laboratory Corp. of America Holdings* (Healthcare-Services)	2,552	187,495
Legg Mason, Inc. (Diversified Financial Services)	2,784	264,619
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	3,712	88,717
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	11,020	860,882
Lennar Corp.—Class A (Home Builders)	2,784	146,049
Lexmark International, Inc.—Class A* (Computers)	1,972	144,350
Limited, Inc. (Retail)	7,076	204,779
Lincoln National Corp. (Insurance)	5,916	392,822
Linear Technology Corp. (Semiconductors)	6,032	182,890
Liz Claiborne, Inc. (Apparel)	2,088	90,744
Lockheed Martin Corp. (Aerospace/Defense)	7,424	683,528
Loews Corp. (Insurance)	9,512	394,463
Lowe’s Cos., Inc. (Retail)	30,740	957,551
LSI Logic Corp.* (Semiconductors)	8,120	73,080
M&T Bank Corp. (Banks)	1,624	198,388
Manor Care, Inc. (Healthcare-Services)	1,508	70,755
Marathon Oil Corp. (Oil & Gas)	7,076	654,530
Marriott International, Inc.—Class A (Lodging)	6,960	332,131
Marsh & McLennan Cos., Inc. (Insurance)	11,252	344,986
Marshall & Ilsley Corp. (Banks)	5,220	251,134
Masco Corp. (Building Materials)	8,120	242,544
Mattel, Inc. (Toys/Games/Hobbies)	7,888	178,742
Maxim Integrated Products, Inc. (Semiconductors)	6,612	202,459
MBIA, Inc. (Insurance)	2,784	203,399
McCormick & Co., Inc. (Food)	2,784	107,351
McDonald’s Corp. (Retail)	25,636	1,136,444
McGraw-Hill Cos., Inc. (Media)	7,308	497,090
McKesson Corp. (Commercial Services)	6,148	311,704
MeadWestvaco Corp. (Forest Products & Paper)	3,712	111,583
Medco Health Solutions, Inc.* (Pharmaceuticals)	6,032	322,350
MedImmune, Inc.* (Biotechnology)	4,988	161,462
Medtronic, Inc. (Healthcare-Products)	24,012	1,284,882
Mellon Financial Corp. (Banks)	8,584	361,816
Merck & Co., Inc. (Pharmaceuticals)	44,776	1,952,234
Meredith Corp. (Media)	812	45,756
Merrill Lynch & Co., Inc. (Diversified Financial Services)	16,800	1,564,080
MetLife, Inc. (Insurance)	15,660	924,097
MGIC Investment Corp. (Insurance)	1,740	108,820
Micron Technology, Inc.* (Semiconductors)	15,544	216,994
Microsoft Corp. (Software)	176,552	5,271,843
Millipore Corp.* (Biotechnology)	1,160	77,256
Molex, Inc. (Electrical Components & Equipment)	2,900	91,727
Molson Coors Brewing Co.—Class B (Beverages)	928	70,936
Monsanto Co. (Agriculture)	11,252	591,068
Monster Worldwide, Inc.* (Internet)	2,552	119,025
Moody’s Corp. (Commercial Services)	4,872	336,460
Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	21,808	1,775,825
Motorola, Inc. (Telecommunications)	50,112	1,030,303

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Murphy Oil Corp. (Oil & Gas)	3,828	$194,654
Mylan Laboratories, Inc. (Pharmaceuticals)	4,408	87,984
Nabors Industries, Ltd.*ADR (Oil & Gas)	6,148	183,087
National City Corp. (Banks)	13,108	479,228
National Semiconductor Corp. (Semiconductors)	5,916	134,293
National-Oilwell Varco, Inc.* (Oil & Gas Services)	3,596	220,003
NCR Corp.* (Computers)	3,712	158,725
Network Appliance, Inc.* (Computers)	7,540	296,171
Newell Rubbermaid, Inc. (Housewares)	5,684	164,552
Newmont Mining Corp. (Mining)	9,280	418,992
News Corp.—Class A (Media)	48,952	1,051,489
NICOR, Inc. (Gas)	928	43,430
NIKE, Inc.—Class B (Apparel)	3,828	379,088
NiSource, Inc. (Electric)	5,684	136,984
Noble Corp.ADR (Oil & Gas)	2,784	212,002
Nordstrom, Inc. (Retail)	4,640	228,938
Norfolk Southern Corp. (Transportation)	8,004	402,521
Northern Trust Corp. (Banks)	3,828	232,321
Northrop Grumman Corp. (Aerospace/Defense)	7,192	486,898
Novell, Inc.* (Software)	6,844	42,433
Novellus Systems, Inc.* (Semiconductors)	2,436	83,847
Nucor Corp. (Iron/Steel)	6,380	348,731
NVIDIA Corp.* (Semiconductors)	7,308	270,469
Occidental Petroleum Corp. (Oil & Gas)	17,284	843,978
Office Depot, Inc.* (Retail)	5,800	221,386
OfficeMax, Inc. (Retail)	1,508	74,872
Omnicom Group, Inc. (Advertising)	3,596	375,926
Oracle Corp.* (Software)	83,056	1,423,580
PACCAR, Inc. (Auto Manufacturers)	5,220	338,778
Pactiv Corp.* (Packaging & Containers)	2,784	99,361
Pall Corp. (Miscellaneous Manufacturing)	2,552	88,172
Parker Hannifin Corp. (Miscellaneous Manufacturing)	2,436	187,280
Patterson Cos., Inc.* (Healthcare-Products)	2,900	102,979
Paychex, Inc. (Commercial Services)	6,844	270,612
Peabody Energy Corp. (Coal)	5,684	229,690
Peoples Energy Corp. (Gas)	812	36,191
PepsiCo, Inc. (Beverages)	34,220	2,140,462
PerkinElmer, Inc. (Electronics)	2,552	56,731
Pfizer, Inc. (Pharmaceuticals)	148,712	3,851,640
PG&E Corp. (Electric)	7,192	340,397
Phelps Dodge Corp. (Mining)	4,176	499,951
Pinnacle West Capital Corp. (Electric)	2,088	105,736
Pitney Bowes, Inc. (Office/Business Equipment)	4,640	214,322
Plum Creek Timber Co., Inc. (Forest Products & Paper)	3,596	143,301
PMC-Sierra, Inc.* (Semiconductors)	4,292	28,799
PNC Financial Services Group (Banks)	6,032	446,609
PPG Industries, Inc. (Chemicals)	3,364	216,002
PPL Corp. (Electric)	7,888	282,706
Praxair, Inc. (Chemicals)	6,612	392,290
Principal Financial Group, Inc. (Insurance)	5,568	326,842
Procter & Gamble Co. (Cosmetics/Personal Care)	65,888	4,234,622
Progress Energy, Inc. (Electric)	5,220	256,198
Progressive Corp. (Insurance)	15,660	379,285
Prologis (REIT)	5,104	310,170
Prudential Financial, Inc. (Insurance)	9,860	846,580
Public Service Enterprise Group, Inc. (Electric)	5,220	346,504
Public Storage, Inc. (REIT)	2,552	248,820
Pulte Homes, Inc. (Home Builders)	4,408	145,993
QLogic Corp.* (Semiconductors)	3,132	68,653
Qualcomm, Inc. (Telecommunications)	33,524	1,266,872
Quest Diagnostics, Inc. (Healthcare-Services)	3,364	178,292
Questar Corp. (Pipelines)	1,740	144,507
Qwest Communications International, Inc.* (Telecommunications)	33,524	280,596
R.R. Donnelley & Sons Co. (Commercial Services)	4,524	160,783
RadioShack Corp. (Retail)	2,784	46,716
Raytheon Co. (Aerospace/Defense)	9,164	483,859
Realogy Corp.* (Real Estate)	4,408	133,651
Regions Financial Corp. (Banks)	14,964	559,654
Reynolds American, Inc. (Agriculture)	3,596	235,430
Robert Half International, Inc. (Commercial Services)	3,480	129,178
Rockwell Collins, Inc. (Aerospace/Defense)	3,480	220,249
Rockwell International Corp. (Machinery-Diversified)	3,480	212,558
Rohm & Haas Co. (Chemicals)	2,900	148,248
Rowan Cos., Inc. (Oil & Gas)	2,204	73,173
Ryder System, Inc. (Transportation)	1,276	65,153
Sabre Holdings Corp. (Leisure Time)	2,784	88,782
SAFECO Corp. (Insurance)	2,204	137,860
Safeway, Inc. (Food)	9,164	316,708
SanDisk Corp.* (Computers)	4,640	199,659
Sanmina-SCI Corp.* (Electronics)	10,904	37,619
Sara Lee Corp. (Food)	15,544	264,714
Schering-Plough Corp. (Pharmaceuticals)	30,392	718,467
Schlumberger, Ltd.ADR (Oil & Gas Services)	24,012	1,516,598
Schwab (Diversified Financial Services)	21,112	408,306
Sealed Air Corp. (Packaging & Containers)	1,624	105,430
Sears Holdings Corp.* (Retail)	1,740	292,198
Sempra Energy (Gas)	5,452	305,149
Sherwin-Williams Co. (Chemicals)	2,320	147,506
Sigma-Aldrich Corp. (Chemicals)	1,392	108,186
Simon Property Group, Inc. (REIT)	4,640	469,986
SLM Corp. (Diversified Financial Services)	8,352	407,327
Smith International, Inc. (Oil & Gas Services)	4,060	166,744
Snap-on, Inc. (Hand/Machine Tools)	1,160	55,262
Solectron Corp.* (Electronics)	18,560	59,763
Southern Co. (Electric)	15,312	564,400
Southwest Airlines Co. (Airlines)	16,588	254,128
Sovereign Bancorp, Inc. (Savings & Loans)	7,424	188,495
Sprint Corp. (Telecommunications)	61,248	1,156,975
St. Jude Medical, Inc.* (Healthcare-Products)	7,308	267,180
St. Paul Cos., Inc. (Insurance)	14,152	759,821
Staples, Inc. (Retail)	14,500	387,150
Starbucks Corp.* (Retail)	15,428	546,460
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	4,408	275,500
State Street Corp. (Banks)	6,844	461,559
Stryker Corp. (Healthcare-Products)	6,264	345,209
Sun Microsystems, Inc.* (Computers)	72,616	393,579
Sunoco, Inc. (Oil & Gas)	2,552	159,143
SunTrust Banks, Inc. (Banks)	7,308	617,161
SuperValu, Inc. (Food)	4,176	149,292
Symantec Corp.* (Internet)	19,256	401,488
Symbol Technologies, Inc. (Electronics)	5,336	79,720
Synovus Financial Corp. (Banks)	6,728	207,424
Sysco Corp. (Food)	12,760	469,059
T. Rowe Price Group, Inc. (Diversified Financial Services)	5,452	238,634
Target Corp. (Retail)	17,516	999,288
TECO Energy, Inc. (Electric)	4,408	75,950
Tektronix, Inc. (Electronics)	1,740	50,756
Tellabs, Inc.* (Telecommunications)	8,932	91,642
Temple-Inland, Inc. (Forest Products & Paper)	2,204	101,450
Tenet Healthcare Corp.* (Healthcare-Services)	9,976	69,533
Teradyne, Inc.* (Semiconductors)	3,828	57,267
Terex Corp.* (Machinery-Construction & Mining)	2,088	134,843
Texas Instruments, Inc. (Semiconductors)	30,276	871,950
Textron, Inc. (Miscellaneous Manufacturing)	2,668	250,178
The AES Corp.* (Electric)	13,804	304,240
The Dow Chemical Co. (Chemicals)	19,720	787,617

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

The E.W. Scripps Co.—Class A (Media)	1,740	$86,896
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	2,668	108,908
The Gap, Inc. (Retail)	10,556	205,842
The Goldman Sachs Group, Inc. (Diversified Financial Services)	8,150	1,624,703
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	3,596	75,480
The Hershey Co. (Food)	3,596	179,081
The New York Times Co.—Class A (Media)	3,016	73,470
The Pepsi Bottling Group, Inc. (Beverages)	2,784	86,053
The Stanley Works (Hand/Machine Tools)	1,624	81,671
Thermo Electron Corp.* (Electronics)	8,236	373,009
Tiffany & Co. (Retail)	2,784	109,244
Time Warner, Inc. (Media)	81,896	1,783,695
TJX Cos., Inc. (Retail)	9,048	257,687
Torchmark Corp. (Insurance)	2,088	133,131
Transocean Sedco Forex, Inc.*ADR (Oil & Gas)	5,916	478,545
Tribune Co. (Media)	4,060	124,967
TXU Corp. (Electric)	9,512	515,646
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	40,948	1,244,819
Tyson Foods, Inc.—Class A (Food)	5,104	83,961
U.S. Bancorp (Banks)	36,192	1,309,788
Union Pacific Corp. (Transportation)	5,452	501,693
Unisys Corp.* (Computers)	7,192	56,385
United Parcel Service, Inc.—Class B (Transportation)	22,156	1,661,257
United States Steel Corp. (Iron/Steel)	2,552	186,653
United Technologies Corp. (Aerospace/Defense)	21,576	1,348,932
UnitedHealth Group, Inc. (Healthcare-Services)	27,956	1,502,076
Univision Communications, Inc.—Class A* (Media)	5,220	184,892
UnumProvident Corp. (Insurance)	7,192	149,450
UST, Inc. (Agriculture)	3,364	195,785
V.F. Corp. (Apparel)	1,856	152,340
Valero Energy Corp. (Oil & Gas)	12,412	634,998
VeriSign, Inc.* (Internet)	5,104	122,751
Verizon Communications, Inc. (Telecommunications)	60,320	2,246,317
Viacom, Inc.—Class B* (Media)	14,500	594,935
Vornado Realty Trust (REIT)	2,668	324,162
Vulcan Materials Co. (Building Materials)	1,972	177,224
W.W. Grainger, Inc. (Distribution/Wholesale)	1,508	105,470
Wachovia Corp. (Banks)	39,324	2,239,502
Wal-Mart Stores, Inc. (Retail)	50,344	2,324,885
Walgreen Co. (Retail)	20,648	947,537
Walt Disney Co. (Media)	42,572	1,458,942
Washington Mutual, Inc. (Savings & Loans)	19,604	891,786
Waste Management, Inc. (Environmental Control)	11,136	409,471
Waters Corp.* (Electronics)	2,088	102,249
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	2,088	54,351
Weatherford International, Ltd.*ADR (Oil & Gas Services)	7,076	295,706
WellPoint, Inc.* (Healthcare-Services)	12,876	1,013,212
Wells Fargo & Co. (Banks)	69,716	2,479,101
Wendy’s International, Inc. (Retail)	1,972	65,253
Western Union Co. (Commercial Services)	16,008	358,899
Weyerhaeuser Co. (Forest Products & Paper)	4,640	327,815
Whirlpool Corp. (Home Furnishings)	1,624	134,824
Whole Foods Market, Inc. (Food)	2,900	136,097
Williams Cos., Inc. (Pipelines)	12,412	324,202
Windstream Corp. (Telecommunications)	9,860	140,209
Wrigley (Wm.) Jr. Co. (Food)	4,524	233,981
Wyeth (Pharmaceuticals)	27,608	1,405,799
Wyndham Worldwide Corp. (Lodging)	4,176	133,716
Xcel Energy, Inc. (Electric)	8,352	192,597
Xerox Corp.* (Office/Business Equipment)	19,836	336,220
Xilinx, Inc. (Semiconductors)	6,844	162,956
XL Capital, Ltd.—Class A (Insurance)	3,712	267,338
XTO Energy, Inc. (Oil & Gas)	7,424	349,299
Yahoo!, Inc.* (Internet)	25,172	642,893
YUM! Brands, Inc. (Retail)	5,452	320,578
Zimmer Holdings, Inc.* (Healthcare-Products)	4,988	390,959
Zions Bancorp (Banks)	2,204	181,698

TOTAL COMMON STOCKS
(Cost $191,480,129)		261,819,226

Repurchase Agreements (15.5%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $48,069,744 (Collateralized by $48,329,000 Federal National Mortgage Association, 4.875%, 8/27/07, market value $49,004,096)	$48,043,000	48,043,000

TOTAL REPURCHASE AGREEMENTS
(Cost $48,043,000)		48,043,000

TOTAL INVESTMENT SECURITIES
(Cost $239,523,129)—99.7%		309,862,226
Net other assets (liabilities)—0.3%		1,031,639

NET ASSETS—100.0%		$310,893,865

*	Non-income producing security
REIT	Real Estate Investment Trust
ADR	American Depositary Receipt

Futures Contracts Purchased
	Contracts	Unrealized Appreciation (Depreciation)

S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $14,626,750)	41	$ (6,860)
E-Mini S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $38,522,250)	540	(271,197)

ProFund VP Bull invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.2%
Aerospace/Defense	1.8%
Agriculture	1.7%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.3%
Auto Parts & Equipment	0.1%
Banks	5.7%
Beverages	1.8%
Biotechnology	1.0%
Building Materials	0.2%
Chemicals	1.1%
Coal	0.1%
Commercial Services	0.6%
Computers	3.4%
Cosmetics/Personal Care	1.7%

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Distribution/Wholesale	0.1%
Diversified Financial Services	7.6%
Electric	2.8%
Electrical Components & Equipment	0.3%
Electronics	0.4%
Engineering & Construction	NM
Entertainment	0.1%
Environmental Control	0.2%
Food	1.2%
Forest Products & Paper	0.3%
Gas	0.2%
Hand/Machine Tools	0.1%
Healthcare-Products	2.6%
Healthcare-Services	1.3%
Home Builders	0.2%
Home Furnishings	0.1%
Household Products/Wares	0.4%
Housewares	0.1%
Insurance	4.1%
Internet	1.4%
Iron/Steel	0.2%
Leisure Time	0.3%
Lodging	0.4%
Machinery-Construction & Mining	0.3%
Machinery-Diversified	0.3%
Media	3.0%
Mining	0.5%
Miscellaneous Manufacturing	4.4%
Office/Business Equipment	0.2%
Oil & Gas	6.7%
Oil & Gas Services	1.1%
Packaging & Containers	0.1%
Pharmaceuticals	4.9%
Pipelines	0.3%
Real Estate	0.1%
Real Estate Investment Trust	0.9%
Retail	4.7%
Savings & Loans	0.3%
Semiconductors	2.1%
Software	3.2%
Telecommunications	5.2%
Textiles	NM
Toys/Games/Hobbies	0.1%
Transportation	1.3%
Other**	15.8%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $191,480,129)	$261,819,226
Repurchase agreements, at cost	48,043,000

Total Investment Securities	309,862,226
Cash	710,006
Segregated cash balances with brokers for futures contracts	2,442,223
Dividends and interest receivable	378,138
Receivable for capital shares issued	900,724
Receivable for investments sold	41,805
Prepaid expenses	884

Total Assets	314,336,006

Liabilities:
Payable for capital shares redeemed	2,649,244
Variation margin on futures contracts	278,027
Advisory fees payable	187,663
Management services fees payable	25,021
Administration fees payable	7,460
Administrative services fees payable	106,890
Distribution fees payable	88,474
Trustee fees payable	46
Transfer agency fees payable	7,226
Fund accounting fees payable	10,792
Compliance services fees payable	4,772
Other accrued expenses	76,526

Total Liabilities	3,442,141

Net Assets	$310,893,865

Net Assets consist of:
Capital	$263,152,133
Accumulated net investment income (loss)	819,544
Accumulated net realized gains (losses) on investments	(23,138,852)
Net unrealized appreciation (depreciation) on investments	70,061,040

Net Assets	$310,893,865

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	10,227,296

Net Asset Value (offering and redemption price per share)	$30.40

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$3,883,333
Interest	522,276

Total Investment Income	4,405,609

Expenses:
Advisory fees	1,610,758
Management services fees	322,153
Administration fees	66,210
Transfer agency fees	62,479
Administrative services fees	767,251
Distribution fees	536,919
Custody fees	53,728
Fund accounting fees	93,752
Trustee fees	2,666
Compliance services fees	5,490
Other fees	134,708

Total Gross Expenses before reductions	3,656,114
Less Expenses reduced by the Advisor	(70,049)

Total Net Expenses	3,586,065

Net Investment Income (Loss)	819,544

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	5,323,581
Net realized gains (losses) on futures contracts	698,347
Change in net unrealized appreciation/depreciation on investments	21,358,958

Net Realized and Unrealized Gains (Losses) on Investments	27,380,886

Change in Net Assets Resulting from Operations	$28,200,430

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$819,544	$507,507
Net realized gains (losses) on investments	6,021,928	10,974,430
Change in net unrealized appreciation/depreciation on investments	21,358,958	(8,276,270)

Change in net assets resulting from operations	28,200,430	3,205,667

Distributions to Shareholders From:
Net investment income	(507,507)	(634,599)
Net realized gains on investments	(9,946,579)	—

Change in net assets resulting from distributions	(10,454,086)	(634,599)

Capital Transactions:
Proceeds from shares issued	807,020,180	1,352,950,949
Dividends reinvested	10,454,086	634,599
Value of shares redeemed	(821,872,926)	(1,449,867,511)

Change in net assets resulting from capital transactions	(4,398,660)	(96,281,963)

Change in net assets	13,347,684	(93,710,895)
Net Assets:
Beginning of period	297,546,181	391,257,076

End of period	$310,893,865	$297,546,181

Accumulated net investment income (loss)	$819,544	$507,507

Share Transactions:
Issued	27,597,405	49,303,619
Reinvested	370,187	22,616
Redeemed	(28,267,308)	(52,978,978)

Change in shares	(299,716)	(3,652,743)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$28.27	$27.59	$25.72	$20.48	$26.94

Investment Activities:
Net investment income (loss)(a)	0.11	0.06	0.06	(0.05)	(0.04)
Net realized and unrealized gains (losses) on investments	3.63	0.69	2.19	5.29	(6.42)

Total income (loss) from investment activities	3.74	0.75	2.25	5.24	(6.46)

Distributions to Shareholders From:
Net investment income	(0.08)	(0.07)	—	—	—
Net realized gains on investments	(1.53)	—	(0.38)	—	—

Total distributions	(1.61)	(0.07)	(0.38)	—	—

Net Asset Value, End of Period	$30.40	$28.27	$27.59	$25.72	$20.48

Total Return	13.66%	2.74%	8.83%	25.59%	(23.98)%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.78%	1.78%	1.87%	1.91%
Net expenses	1.67%	1.78%	1.78%	1.87%	1.91%
Net investment income (loss)	0.38%	0.21%	0.22%	(0.24)%	(0.18)%

Supplemental Data:
Net assets, end of period (000’s)	$310,894	$297,546	$391,257	$223,123	$92,750
Portfolio turnover rate(b)	224%	273%	202%	392%	260%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments
(including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Small-Cap

The ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index. For the year ended December 31, 2006, the Fund had a total return of 14.75%, compared to a total return of 18.44%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Varian Semiconductor (+55.43%), ValueClick (+30.48%), and Hologic (+24.68%), while the bottom three performers in this group were MicroSemi (–28.96%), United Stationers (–3.73%), and UCBH Holdings (–1.12%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap from May 1, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (5/1/01)

ProFund VP Small-Cap	14.75%	8.80%	6.80%

Russell 2000 Index	18.44%	11.45%	10.16%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

     The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Small-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Small-Cap seeks daily investment results, before fees and expenses that correspond to the daily performance of the Russell 2000 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	84.9%
Futures Contracts	7.3%
Swap Agreements	7.8%

Total Exposure	100.0%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
Russell 2000 Index - Composition
% of Index

Financial	22.0%
Consumer Non-Cyclical	19.3%
Consumer Cyclical	14.3%
Industrial	12.9%
Communications	9.8%
Technology	9.8%
Energy	5.0%
Basic Materials	3.8%
Utilities	3.0%
Diversified	0.1%

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks (84.9%)
	Shares	Value

3Com Corp.* (Telecommunications)	36,808	$151,281
AAR Corp.* (Aerospace/Defense)	4,280	124,933
Aaron Rents, Inc. (Commercial Services)	4,708	135,496
ABM Industries, Inc. (Commercial Services)	6,420	145,798
Acadia Realty Trust (REIT)	7,704	192,754
Acco Brands Corp.* (Household Products/Wares)	5,136	135,950
Accredited Home Lenders* (Diversified Financial Services)	1,712	46,703
Actel Corp.* (Semiconductors)	6,420	116,587
Actuant Corp.—Class A (Miscellaneous Manufacturing)	2,568	122,365
Acuity Brands, Inc. (Miscellaneous Manufacturing)	4,280	222,732
Adams Respiratory Therapeutics, Inc.* (Pharmaceuticals)	2,996	122,267
Administaff, Inc. (Commercial Services)	2,568	109,833
Adolor Corp.* (Pharmaceuticals)	5,136	38,623
ADTRAN, Inc. (Telecommunications)	6,420	145,734
Advance America Cash Advance Centers, Inc. (Commercial Services)	7,704	112,864
Advanta Corp.—Class B (Diversified Financial Services)	2,996	130,715
Advent Software, Inc.* (Software)	2,568	90,625
Advisory Board Co.* (Commercial Services)	2,568	137,491
Aeroflex, Inc.* (Telecommunications)	9,416	110,356
Aeropostale, Inc.* (Retail)	5,136	158,548
Affordable Residential Communities* (REIT)	8,988	104,710
Affymetrix, Inc.* (Biotechnology)	6,420	148,045
Aftermarket Technology Corp.* (Auto Parts & Equipment)	3,852	81,971
Agile Software Corp.* (Internet)	13,268	81,598
Agilysys, Inc. (Computers)	4,708	78,812
Agree Realty Corp. (REIT)	5,564	191,235
AirTran Holdings, Inc.* (Airlines)	8,988	105,519
AK Steel Holding Corp.* (Iron/Steel)	10,272	173,597
Alaska Air Group, Inc.* (Airlines)	3,424	135,248
Alaska Communications Systems Group, Inc. (Telecommunications)	9,416	143,029
Albany International Corp.—Class A (Machinery-Diversified)	2,996	98,598
Alexion Pharmaceuticals, Inc.* (Biotechnology)	3,424	138,295
Alkermes, Inc.* (Pharmaceuticals)	8,560	114,447
Allscripts Healthcare Solutions, Inc.* (Software)	5,564	150,172
Alnylam Pharmaceuticals, Inc.* (Pharmaceuticals)	5,136	109,910
Alpha Natural Resources, Inc.* (Coal)	5,564	79,176
Alpharma, Inc.—Class A (Pharmaceuticals)	4,280	103,148
AMERCO* (Trucking & Leasing)	1,284	111,721
America’s Car-Mart, Inc.* (Retail)	4,708	55,837
American Axle & Manufacturing Holdings, Inc. (Auto Parts & Equipment)	5,992	113,788
American Campus Communities, Inc. (REIT)	5,992	170,592
American Commercial Lines, Inc.* (Transportation)	2,996	196,268
American Financial Realty Trust (REIT)	14,552	166,475
American Greetings Corp.—Class A (Household Products/Wares)	5,136	122,596
American Home Mortgage Investment Corp. (REIT)	3,852	135,282
American Medical Systems Holdings, Inc.* (Healthcare-Products)	7,704	142,678
American Physicians Capital, Inc.* (Insurance)	3,852	154,234
American Reprographics Co.* (Software)	2,996	99,797
American States Water Co. (Water)	3,852	148,764
AMERIGROUP Corp.* (Healthcare-Services)	4,708	168,970
Amkor Technology, Inc.* (Semiconductors)	10,272	95,940
AMN Healthcare Services, Inc.* (Commercial Services)	4,708	129,658
AmSurg Corp.* (Healthcare-Services)	3,852	88,596
Anaren, Inc.* (Telecommunications)	4,280	76,013
Andrew Corp.* (Telecommunications)	14,980	153,245
Anixter International, Inc.* (Telecommunications)	2,996	162,683
ANSYS, Inc.* (Software)	2,996	130,296
Apogee Enterprises, Inc. (Building Materials)	6,420	123,970
Apollo Investment Corp. (Investment Companies)	9,416	210,918
Applebee’s International, Inc. (Retail)	8,132	200,616
Applera Corp.—Celera Genomics Group* (Biotechnology)	9,844	137,718
Applied Industrial Technologies, Inc. (Machinery-Diversified)	5,136	135,128
Applied Micro Circuits Corp.* (Semiconductors)	33,384	118,847
Apria Healthcare Group, Inc.* (Healthcare-Services)	5,136	136,874

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

aQuantive, Inc.* (Internet)	6,848	$168,872
Aquila, Inc.* (Electric)	41,516	195,125
Arbitron, Inc. (Commercial Services)	2,996	130,146
Arch Chemicals, Inc. (Chemicals)	3,424	114,053
Arena Pharmaceuticals, Inc.* (Biotechnology)	6,848	88,408
Ares Capital Corp. (Investment Companies)	8,560	163,582
Ariba, Inc.* (Internet)	9,416	72,880
Arkansas Best Corp. (Transportation)	2,568	92,448
Array BioPharma, Inc.* (Pharmaceuticals)	9,844	127,184
Arris Group, Inc.* (Telecommunications)	10,272	128,503
ArthroCare Corp.* (Healthcare-Products)	2,996	119,600
ArvinMeritor, Inc. (Auto Parts & Equipment)	7,276	132,641
Aspen Technology, Inc.* (Software)	6,420	70,748
Astec Industries, Inc.* (Machinery-Construction & Mining)	2,568	90,137
Atheros Communications* (Telecommunications)	5,136	109,500
Atlas America, Inc.* (Oil & Gas)	2,568	130,891
ATMI, Inc.* (Semiconductors)	4,708	143,735
ATP Oil & Gas Corp.* (Oil & Gas)	2,568	101,616
Atwood Oceanics, Inc.* (Oil & Gas)	2,568	125,755
Avid Technology, Inc.* (Software)	3,852	143,526
Avista Corp. (Electric)	6,848	173,323
Avocent Corp.* (Internet)	4,708	159,366
Axcelis Technologies, Inc.* (Semiconductors)	14,124	82,343
Aztar Corp.* (Lodging)	3,424	186,334
Baldor Electric Co. (Hand/Machine Tools)	4,280	143,038
Bally Technologies, Inc.* (Entertainment)	6,420	119,926
BE Aerospace, Inc.* (Aerospace/Defense)	7,276	186,848
Beacon Roofing Supply, Inc.* (Distribution/Wholesale)	5,136	96,660
BearingPoint, Inc.* (Commercial Services)	18,404	144,839
Belden, Inc. (Electrical Components & Equipment)	4,280	167,305
Belo Corp.—Class A (Media)	9,416	173,066
Benchmark Electronics, Inc.* (Electronics)	5,992	145,965
Berry Petroleum Co.—Class A (Oil & Gas)	3,424	106,178
Big 5 Sporting Goods Corp. (Retail)	4,280	104,518
Big Lots, Inc.* (Retail)	10,700	245,245
Bill Barrett Corp.* (Oil & Gas)	3,424	93,167
Bio-Rad Laboratories, Inc.—Class A* (Biotechnology)	1,712	141,274
BioMarin Pharmaceutical, Inc.* (Pharmaceuticals)	9,416	154,328
BioMed Realty Trust, Inc. (REIT)	5,992	171,371
Biosite Diagnostics, Inc.* (Healthcare-Products)	1,712	83,631
Black Hills Corp. (Electric)	4,280	158,103
Blackbaud, Inc. (Software)	5,564	144,664
Blackboard, Inc.* (Software)	3,424	102,857
Blockbuster, Inc.—Class A* (Retail)	22,256	117,734
Blue Nile, Inc.* (Internet)	2,568	94,734
Bob Evans Farms, Inc. (Retail)	4,708	161,108
Books-A-Million, Inc. (Retail)	4,708	106,777
Borders Group, Inc. (Retail)	6,420	143,487
Boston Private Financial Holdings, Inc. (Banks)	5,564	156,960
Bowater, Inc. (Forest Products & Paper)	5,136	115,560
Bowne & Co., Inc. (Commercial Services)	8,132	129,624
Brady Corp.—Class A (Electronics)	4,280	159,558
Briggs & Stratton Corp. (Machinery-Diversified)	4,708	126,881
Bright Horizons Family Solutions, Inc.* (Commercial Services)	3,424	132,372
Brightpoint, Inc.* (Distribution/Wholesale)	5,564	74,836
Bristow Group, Inc.* (Transportation)	2,996	108,126
Broadwing Corp.* (Telecommunications)	8,132	127,022
Brocade Communications Systems, Inc.* (Computers)	24,396	200,292
Brookline Bancorp, Inc. (Savings & Loans)	13,268	174,740
Brooks Automation, Inc.* (Semiconductors)	8,988	129,427
Brown Shoe Co., Inc. (Retail)	3,424	163,462
Bucyrus International, Inc.—Class A (Machinery-Construction & Mining)	2,996	155,073
Building Materials Holding Corp. (Distribution/Wholesale)	3,424	84,539
CACI International, Inc.—Class A* (Computers)	2,568	145,092
Calamos Asset Management, Inc. (Diversified Financial Services)	3,424	91,866
California Water Service Group (Water)	3,852	155,621
Callaway Golf Co. (Leisure Time)	8,988	129,517
Cambrex Corp. (Biotechnology)	4,708	106,966
Capital Bancorp Ltd. (Banks)	3,424	158,189
Capital Lease Funding, Inc. (REIT)	9,416	109,226
Capital Senior Living Corp.* (Healthcare-Services)	8,988	95,363
Carrizo Oil & Gas, Inc.* (Oil & Gas)	3,424	99,364
Carter’s, Inc.* (Apparel)	4,708	120,054
Casey’s General Stores, Inc. (Retail)	5,564	131,032
Cash America International, Inc. (Retail)	3,424	160,586
Catalina Marketing Corp. (Advertising)	4,708	129,470
Cathay Bancorp, Inc. (Banks)	5,992	206,784
Cavco Industries, Inc.* (Home Builders)	2,140	74,986
Cedar Shopping Centers, Inc. (REIT)	9,844	156,618
Celadon Group, Inc.* (Transportation)	3,852	64,521
Centene Corp.* (Healthcare-Services)	4,280	105,160
Center Financial Corp. (Banks)	5,992	143,628
Central European Distribution Corp.* (Distribution/Wholesale)	3,424	101,693
Central Garden & Pet Co.* (Household Products/Wares)	2,568	124,343
Central Pacific Financial Corp. (Banks)	5,136	199,071
Century Aluminum Co.* (Mining)	2,568	114,661
Cenveo, Inc.* (Commercial Services)	6,420	136,104
Cepheid, Inc.* (Healthcare-Products)	7,704	65,484
Ceradyne, Inc.* (Miscellaneous Manufacturing)	2,568	145,092
CF Industries Holdings, Inc. (Chemicals)	7,704	197,530
Champion Enterprises, Inc.* (Home Builders)	8,560	80,122
Chaparral Steel Co. (Iron/Steel)	2,140	94,738
Charming Shoppes, Inc.* (Retail)	11,556	156,353
Charter Communications, Inc.—Class A* (Media)	68,480	209,550
CharterMac (Diversified Financial Services)	8,132	174,594
Checkpoint Systems, Inc.* (Electronics)	4,708	95,102
Chemed Corp. (Commercial Services)	2,568	94,965
Chesapeake Corp. (Packaging & Containers)	6,420	109,268
Chittenden Corp. (Banks)	7,704	236,436
Christopher & Banks Corp. (Retail)	3,852	71,878
Cincinnati Bell, Inc.* (Telecommunications)	29,104	133,005
CIRCOR International, Inc. (Metal Fabricate/Hardware)	4,708	173,207
Cirrus Logic, Inc.* (Semiconductors)	11,128	76,561
CKE Restaurants, Inc. (Retail)	6,848	126,003
Clarcor, Inc. (Miscellaneous Manufacturing)	5,136	173,648
CLECO Corp. (Electric)	7,276	183,573
Cleveland-Cliffs, Inc. (Iron/Steel)	2,140	103,662
CMGI, Inc.* (Internet)	65,056	87,175
CNET Networks, Inc.* (Internet)	14,980	136,168
Coeur d’Alene Mines Corp.* (Mining)	26,964	133,472
Cogent, Inc.* (Electronics)	4,708	51,835
Cognex Corp. (Machinery-Diversified)	5,136	122,340
Coherent, Inc.* (Electronics)	3,424	108,096
Coinmatch Service Corp.—Class A (Commercial Services)	10,272	122,237
Coinstar, Inc.* (Commercial Services)	3,852	117,756
Comfort Systems USA, Inc. (Building Materials)	5,992	75,739
Commscope, Inc.* (Telecommunications)	5,136	156,545
Community Bank System, Inc. (Banks)	7,704	177,192

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Compass Minerals International, Inc. (Mining)	5,564	$175,599
Comstock Resources, Inc.* (Oil & Gas)	4,280	132,937
Comtech Telecommunications Corp.* (Telecommunications)	2,568	97,764
Conexant Systems, Inc.* (Semiconductors)	47,508	96,916
Conor Medsystems, Inc.* (Pharmaceuticals)	3,424	107,274
Consolidated Communications Holdings, Inc. (Telecommunications)	5,564	116,288
Cooper Tire & Rubber Co. (Auto Parts & Equipment)	8,132	116,288
Corinthian Colleges, Inc.* (Commercial Services)	9,416	128,340
Cornell Companies, Inc.* (Commercial Services)	5,992	109,354
Corus Bankshares, Inc. (Banks)	4,708	108,614
CoStar Group, Inc.* (Commercial Services)	2,140	114,618
Covad Communications Group, Inc.* (Internet)	32,528	44,889
Cox Radio, Inc.—Class A* (Media)	8,988	146,504
Cross Country Healthcare, Inc.* (Commercial Services)	5,564	121,406
Crosstex Energy, Inc. (Oil & Gas)	3,852	122,070
CSG Systems International, Inc.* (Software)	5,136	137,285
CT Communications, Inc. (Telecommunications)	5,564	127,527
CTS Corp. (Electronics)	7,276	114,233
Cubist Pharmaceuticals, Inc.* (Pharmaceuticals)	5,992	108,515
Cumulus Media, Inc.—Class A* (Media)	8,988	93,385
Curtiss-Wright Corp. (Aerospace/Defense)	4,280	158,702
CV Therapeutics, Inc.* (Pharmaceuticals)	5,992	83,648
Cymer, Inc.* (Electronics)	3,852	169,295
Daktronics, Inc. (Electronics)	4,280	157,718
Delta & Pine Land Co. (Agriculture)	4,280	173,126
Delta Petroleum Corp.* (Oil & Gas)	6,420	148,687
Deluxe Corp. (Commercial Services)	5,992	150,998
DepoMed, Inc.* (Pharmaceuticals)	12,840	44,298
DeVry, Inc. (Commercial Services)	5,992	167,776
DiamondRock Hospitality Co. (REIT)	10,700	192,707
Digene Corp.* (Biotechnology)	2,140	102,549
Digital Insight Corp.* (Internet)	3,852	148,263
Digital River, Inc.* (Internet)	3,424	191,025
Digitas, Inc.* (Internet)	10,272	137,748
Dime Community Bancshares, Inc. (Savings & Loans)	11,556	161,900
Diodes, Inc.* (Semiconductors)	2,568	91,113
Direct General Corp. (Insurance)	6,420	132,509
DJO, Inc.* (Healthcare-Products)	2,568	109,962
Dobson Communications Corp.—Class A* (Telecommunications)	15,408	134,204
Dollar Thrifty Automotive Group, Inc.* (Commercial Services)	2,996	136,648
Dover Downs Gaming & Entertainment, Inc. (Entertainment)	4,280	57,224
Dress Barn, Inc.* (Retail)	4,708	109,838
Drill-Quip, Inc.* (Oil & Gas Services)	2,568	100,563
DSW, Inc.—Class A* (Retail)	2,568	99,048
DTS, Inc.* (Home Furnishings)	4,708	113,887
Duquesne Light Holdings, Inc. (Electric)	9,844	195,403
Dycom Industries, Inc.* (Engineering & Construction)	4,708	99,433
EarthLink, Inc.* (Internet)	14,552	103,319
Eclipsys Corp.* (Software)	5,136	105,596
Education Realty Trust, Inc. (REIT)	7,704	113,788
eFunds Corp.* (Software)	5,136	141,240
EGL, Inc.* (Transportation)	3,424	101,967
El Paso Electric Co.* (Electric)	7,276	177,316
Electronics for Imaging, Inc.* (Computers)	5,992	159,267
EMCOR Group, Inc.* (Engineering & Construction)	2,996	170,323
Emmis Communications Corp. (Media)	4,708	38,794
Empire District Electric Co. (Electric)	8,560	211,346
EMS Technologies, Inc.* (Telecommunications)	4,708	94,301
Emulex Corp.* (Semiconductors)	8,132	158,655
Encore Acquisition Co.* (Oil & Gas)	5,564	136,485
Encore Wire Corp.* (Electrical Components & Equipment)	2,568	56,522
Energy Conversion Devices, Inc.* (Electrical Components & Equipment)	3,852	130,891
Energy Partners, Ltd.* (Oil & Gas)	4,280	104,518
EnerSys* (Electrical Components & Equipment)	6,420	102,720
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	2,568	85,283
Entegris, Inc.* (Semiconductors)	15,408	166,716
Entravision Communications Corp.* (Media)	10,700	87,954
Enzo Biochem, Inc.* (Biotechnology)	5,564	79,398
Epicor Software Corp.* (Software)	7,704	104,081
Equinix, Inc.* (Internet)	2,568	194,191
Equity Inns, Inc. (REIT)	9,844	157,110
ESCO Technologies, Inc.* (Miscellaneous Manufacturing)	2,568	116,690
eSPEED, Inc.—Class A* (Diversified Financial Services)	11,128	97,147
Esterline Technologies Corp.* (Aerospace/Defense)	2,996	120,529
Ethan Allen Interiors, Inc. (Home Furnishings)	2,996	108,186
Euronet Worldwide, Inc.* (Commercial Services)	3,852	114,366
Evergreen Energy, Inc.* (Energy-Alternate Sources)	7,276	71,960
Evergreen Solar, Inc.* (Energy-Alternate Sources)	7,276	55,079
Exelixis, Inc.* (Biotechnology)	10,700	96,300
Extra Space Storage, Inc. (REIT)	8,132	148,490
F.N.B. Corp. (Banks)	12,412	226,767
FairPoint Communications, Inc. (Telecommunications)	6,420	121,659
Federal Signal Corp. (Miscellaneous Manufacturing)	6,420	102,977
FelCor Lodging Trust, Inc. (REIT)	8,132	177,603
FiberTower Corp.* (Telecommunications)	6,848	40,266
Fidelity Bankshares, Inc. (Savings & Loans)	5,136	203,745
Fieldstone Investment Corp. (REIT)	10,700	46,866
Financial Federal Corp. (Diversified Financial Services)	3,852	113,287
Finisar Corp.* (Telecommunications)	24,396	78,799
First BanCorp. (Banks)	11,128	106,050
First Commonwealth Financial Corp. (Banks)	13,696	183,937
First Community Bancorp—Class A (Banks)	2,996	156,601
First Indiana Corp. (Banks)	6,848	173,665
First Midwest Bancorp, Inc. (Banks)	6,420	248,326
First Niagara Financial Group, Inc. (Savings & Loans)	13,268	197,162
First Potomac Realty Trust (REIT)	5,136	149,509
First Republic Bank (Banks)	3,424	133,810
First State Bancorporation (Banks)	7,276	180,081
Fleetwood Enterprises, Inc.* (Home Builders)	9,844	77,866
FLIR Systems, Inc.* (Electronics)	6,420	204,349
Florida East Coast Industries, Inc. (Transportation)	3,424	204,070
Flow International Corp.* (Machinery-Diversified)	5,992	66,032
Flowers Foods, Inc. (Food)	5,136	138,621
FormFactor, Inc.* (Semiconductors)	4,280	159,430
Forward Air Corp. (Transportation)	3,424	99,056
Fossil, Inc.* (Household Products/Wares)	5,564	125,635
Foundry Networks, Inc.* (Telecommunications)	13,696	205,165
FPIC Insurance Group, Inc.* (Insurance)	2,996	116,754
Franklin Bank Corp. Houston* (Savings & Loans)	7,276	149,449
Freightcar America, Inc. (Miscellaneous Manufacturing)	1,712	94,930
Fremont General Corp. (Banks)	6,420	104,068
Friedman, Billings, Ramsey Group, Inc.—Class A (Diversified Financial Services)	14,124	112,992
FTI Consulting, Inc.* (Commercial Services)	4,280	119,369
FuelCell Energy, Inc.* (Energy-Alternate Sources)	8,132	52,533
Fuller (H.B.) Co. (Chemicals)	2,996	77,357
GAMCO Investors, Inc.—Class A (Diversified Financial Services)	2,996	115,226
Gaylord Entertainment Co.* (Lodging)	3,852	196,182

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Gemstar-TV Guide International, Inc.* (Media)	32,100	$128,721
GenCorp, Inc.* (Aerospace/Defense)	6,848	96,009
General Cable Corp.* (Electrical Components & Equipment)	4,708	205,787
General Communication, Inc.—Class A* (Telecommunications)	9,416	148,114
Genesco, Inc.* (Retail)	2,568	95,786
Genesee & Wyoming, Inc.—Class A* (Transportation)	3,852	101,076
Genesis Healthcare Corp.* (Healthcare-Services)	2,140	101,072
Gevity HR, Inc. (Commercial Services)	3,424	81,115
Giant Industries, Inc.* (Oil & Gas)	1,712	128,314
Gibraltar Industries, Inc. (Iron/Steel)	3,424	80,498
GMH Communities Trust (REIT)	8,560	86,884
Gold Kist, Inc.* (Food)	6,848	143,945
Graftech International, Ltd.* (Electrical Components & Equipment)	13,268	91,815
Granite Construction, Inc. (Engineering & Construction)	3,424	172,295
Great Wolf Resorts, Inc.* (Entertainment)	7,276	101,573
Greater Bay Bancorp (Banks)	6,848	180,308
Green Mountain Coffee Roasters, Inc.* (Beverages)	2,568	126,422
Greenhill & Co., Inc. (Diversified Financial Services)	1,712	126,346
Greif Brothers Corp.—Class A (Packaging & Containers)	1,712	202,701
Grey Wolf, Inc.* (Oil & Gas)	18,832	129,188
Group 1 Automotive, Inc. (Retail)	2,140	110,681
GSI Commerce, Inc.* (Internet)	5,992	112,350
GUESS?, Inc.* (Apparel)	2,140	135,740
Guitar Center, Inc.* (Retail)	2,568	116,741
Gulf Island Fabrication, Inc. (Oil & Gas Services)	5,992	221,106
Haemonetics Corp.* (Healthcare-Products)	2,568	115,611
Hancock Holding Co. (Banks)	3,424	180,924
Hanmi Financial Corp. (Banks)	7,704	173,571
Hanover Compressor Co.* (Oil & Gas Services)	9,416	177,868
Haverty Furniture Cos., Inc. (Retail)	6,420	95,016
Headwaters, Inc.* (Energy-Alternate Sources)	4,280	102,548
Healthcare Realty Trust, Inc. (REIT)	5,136	203,077
Healthcare Services Group, Inc. (Commercial Services)	5,992	173,529
HealthExtras, Inc.* (Pharmaceuticals)	2,996	72,204
Healthways, Inc.* (Healthcare-Services)	3,424	163,359
Heartland Express, Inc. (Transportation)	6,848	102,857
HEICO Corp. (Aerospace/Defense)	3,852	149,573
Heidrick & Struggles International, Inc.* (Commercial Services)	2,996	126,911
Hercules, Inc.* (Chemicals)	11,128	214,881
Herman Miller, Inc. (Office Furnishings)	6,420	233,431
Hexcel Corp.* (Aerospace/Defense Equipment)	9,416	163,933
Hibbett Sporting Goods, Inc.* (Retail)	4,280	130,668
Highland Hospitality Corp. (REIT)	10,700	152,475
Hologic, Inc.* (Healthcare-Products)	3,852	182,123
HomeBanc Corp. (REIT)	17,548	74,228
Horace Mann Educators Corp. (Insurance)	8,560	172,912
Horizon Health Corp.* (Healthcare-Services)	4,280	83,760
Houston Exploration Co.* (Oil & Gas)	2,568	132,971
Hovnanian Enterprises, Inc.—Class A* (Home Builders)	4,708	159,601
Hub Group, Inc.—Class A* (Transportation)	5,136	141,497
Human Genome Sciences, Inc.* (Biotechnology)	13,268	165,054
Huron Consulting Group, Inc.* (Commercial Services)	2,568	116,433
Hutchinson Technology, Inc.* (Computers)	3,424	80,704
Hydril* (Oil & Gas Services)	1,712	128,725
Hyperion Solutions Corp.* (Software)	5,564	199,970
Iconix Brand Group, Inc.* (Apparel)	5,136	99,587
ICOS Corp.* (Biotechnology)	6,848	231,394
ICU Medical, Inc.* (Healthcare-Products)	2,140	87,055
IDACORP, Inc. (Electric)	5,136	198,506
IDT Corp.—Class B* (Telecommunications)	6,848	89,572
IKON Office Solutions, Inc. (Office/Business Equipment)	10,272	168,153
Illumina, Inc.* (Biotechnology)	4,280	168,247
Imation Corp. (Computers)	3,424	158,976
Immucor, Inc.* (Healthcare-Products)	6,848	200,167
IMPAC Mortgage Holdings, Inc. (REIT)	8,560	75,328
Informatica Corp.* (Software)	8,560	104,518
Infospace, Inc.* (Internet)	3,424	70,226
InnKeepers USA Trust (REIT)	8,132	126,046
Input/Output, Inc.* (Oil & Gas Services)	8,560	116,673
Insight Enterprises, Inc.* (Retail)	5,992	113,069
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	3,852	99,613
Interdigital Communications Corp.* (Telecommunications)	5,136	172,313
Interline Brands, Inc.* (Building Materials)	3,852	86,554
Intermec, Inc.* (Machinery-Diversified)	4,708	114,263
International Coal Group, Inc.* (Coal)	12,840	69,978
International Securities Exchange Holdings, Inc. (Diversified Financial Services)	3,852	180,235
Intervest Bancshares Corp.* (Banks)	2,996	103,092
Invacare Corp. (Healthcare-Products)	3,852	94,567
inVentiv Health, Inc.* (Advertising)	3,424	121,038
Inverness Medical Innovations, Inc.* (Healthcare-Products)	3,424	132,509
Iowa Telecommunications Services, Inc. (Telecommunications)	7,276	143,410
iPCS, Inc.* (Telecommunications)	2,140	118,470
Isis Pharmaceuticals, Inc.* (Pharmaceuticals)	11,984	133,262
Itron, Inc.* (Electronics)	2,140	110,938
j2 Global Communications, Inc.* (Internet)	4,708	128,293
Jack Henry & Associates, Inc. (Computers)	8,132	174,025
Jack in the Box, Inc.* (Retail)	3,852	235,127
Jackson Hewitt Tax Service, Inc. (Commercial Services)	3,852	130,852
Jacuzzi Brands, Inc.* (Miscellaneous Manufacturing)	11,984	148,961
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	4,280	93,475
Jer Investors Trust, Inc. (REIT)	7,704	159,242
JetBlue Airways Corp.* (Airlines)	15,408	218,794
Journal Communications, Inc.—Class A (Media)	9,844	124,133
K-V Pharmaceutical Co.* (Pharmaceuticals)	5,136	122,134
K2, Inc.* (Leisure Time)	8,988	118,552
Kadant, Inc.* (Machinery-Diversified)	4,280	104,346
Kaman Corp. (Aerospace/Defense)	4,708	105,412
Kanbay International, Inc.* (Computers)	5,564	160,076
KEMET Corp.* (Electronics)	10,272	74,986
Kensey Nash Corp.* (Healthcare-Products)	2,996	95,273
Keryx Biopharmaceuticals, Inc.* (Biotechnology)	6,420	85,386
Keystone Automotive Industries, Inc.* (Auto Parts & Equipment)	2,568	87,286
Kimball International, Inc.—Class B (Home Furnishings)	7,276	176,806
Kindred Healthcare, Inc.* (Healthcare-Services)	3,424	86,456
KKR Financial Corp. (REIT)	7,276	194,924
Knight Capital Group, Inc.—Class A* (Diversified Financial Services)	10,272	196,914
Knight Transportation, Inc. (Transportation)	6,420	109,461
Komag, Inc.* (Computers)	2,996	113,488
Korn/Ferry International* (Commercial Services)	5,564	127,749
Kronos, Inc.* (Computers)	2,996	110,073
Kyphon, Inc.* (Healthcare-Products)	4,280	172,912

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Labor Ready, Inc.* (Commercial Services)	5,564	$101,988
LaBranche & Co., Inc.* (Diversified Financial Services)	6,420	63,109
Laclede Group, Inc. (Gas)	5,992	209,900
Lance, Inc. (Food)	4,708	94,537
Landauer, Inc. (Commercial Services)	2,568	134,743
LaSalle Hotel Properties (REIT)	3,852	176,614
Lattice Semiconductor Corp.* (Semiconductors)	14,980	97,070
Lawson Software, Inc.* (Software)	14,552	107,539
LCA-Vision, Inc. (Healthcare-Products)	2,140	73,530
Lear Corp. (Auto Parts & Equipment)	6,420	189,583
Lee Enterprises, Inc. (Media)	5,564	172,818
LIFE TIME FITNESS, Inc.* (Leisure Time)	3,424	166,098
Lifecell Corp.* (Biotechnology)	3,852	92,987
Lightbridge, Inc.* (Telecommunications)	5,564	75,337
Lindsay Manufacturing Co. (Machinery-Diversified)	3,424	111,794
Littelfuse, Inc.* (Electrical Components & Equipment)	2,996	95,512
Live Nation, Inc.* (Commercial Services)	6,420	143,808
LKQ Corp.* (Distribution/Wholesale)	5,564	127,916
Lodgian, Inc.* (Lodging)	6,420	87,312
Lone Star Technologies, Inc.* (Oil & Gas Services)	2,996	145,036
Longs Drug Stores Corp. (Retail)	2,996	126,970
Longview Fibre Co. (Forest Products & Paper)	5,992	131,524
LTC Properties, Inc. (REIT)	7,704	210,396
Lufkin Industries, Inc. (Oil & Gas Services)	1,712	99,433
Luminent Mortgage Capital, Inc. (REIT)	10,700	103,897
Luminex Corp.* (Healthcare-Products)	5,564	70,663
Macrovision Corp.* (Entertainment)	5,564	157,238
Magellan Health Services, Inc.* (Healthcare-Services)	3,424	147,985
Maguire Properties, Inc. (REIT)	4,280	171,200
Manhattan Associates, Inc.* (Computers)	5,136	154,491
Mariner Energy, Inc.* (Oil & Gas)	7,276	142,610
Martek Biosciences Corp.* (Biotechnology)	3,424	79,916
Marvel Entertainment, Inc.* (Toys/Games/Hobbies)	5,136	138,210
MasTec, Inc.* (Telecommunications)	5,564	64,209
Mattson Technology, Inc.* (Semiconductors)	8,560	79,779
Maxwell Technologies, Inc.* (Computers)	4,280	59,706
McCormick & Schmick’s Seafood Restaurants, Inc.* (Retail)	4,280	102,891
McDATA Corp.—Class A* (Computers)	19,688	109,268
MCG Capital Corp. (Investment Companies)	7,704	156,545
McMoRan Exploration Co.* (Oil & Gas)	4,708	66,948
Meadowbrook Insurance Group, Inc.* (Insurance)	11,984	118,522
Medarex, Inc.* (Pharmaceuticals)	13,268	196,234
Media General, Inc.—Class A (Media)	2,996	111,361
Medical Action Industries, Inc.* (Healthcare-Products)	3,852	124,188
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	5,136	180,428
Mentor Corp. (Healthcare-Products)	3,424	167,331
Mentor Graphics Corp.* (Computers)	8,560	154,337
Meridian Bioscience, Inc. (Healthcare-Products)	3,424	83,991
Merit Medical Systems, Inc.* (Healthcare-Products)	6,420	101,693
Meritage Homes Corp.* (Home Builders)	2,140	102,121
Metal Management, Inc. (Environmental Control)	2,996	113,399
MGI Pharma, Inc.* (Pharmaceuticals)	7,704	141,831
Micrel, Inc.* (Semiconductors)	9,416	101,504
Micros Systems, Inc.* (Computers)	3,852	203,001
Microsemi Corp.* (Semiconductors)	6,848	134,563
MicroStrategy, Inc.—Class A* (Software)	856	97,593
MKS Instruments, Inc.* (Semiconductors)	4,708	106,307
Mobile Mini, Inc.* (Storage/Warehousing)	4,280	115,303
Modine Manufacturing Co. (Auto Parts & Equipment)	4,280	107,128
Molecular Devices Corp.* (Electronics)	2,568	54,108
Moog, Inc.—Class A* (Aerospace/Defense)	3,852	147,108
Movado Group, Inc. (Retail)	4,280	124,120
MPS Group, Inc.* (Commercial Services)	10,272	145,657
MTS Systems Corp. (Computers)	2,568	99,176
Mueller Industries, Inc. (Metal Fabricate/Hardware)	3,852	122,108
Myriad Genetics, Inc.* (Biotechnology)	4,708	147,360
Nara Bancorp, Inc. (Banks)	6,848	143,260
NATCO Group, Inc.—Class A* (Oil & Gas Services)	2,568	81,868
National Financial Partners (Diversified Financial Services)	3,852	169,372
Navigant Consulting Co.* (Commercial Services)	4,708	93,030
Navistar International Corp.* (Auto Manufacturers)	5,992	200,313
NBTY, Inc.* (Pharmaceuticals)	5,136	213,505
NCI Building Systems, Inc.* (Building Materials)	2,140	110,745
Nektar Therapeutics* (Biotechnology)	8,560	130,198
NetBank, Inc. (Internet)	16,692	77,451
Netflix, Inc.* (Internet)	4,280	110,681
NETGEAR, Inc.* (Telecommunications)	3,852	101,115
NewAlliance Bancshares, Inc. (Savings & Loans)	14,124	231,634
Newcastle Investment Corp. (REIT)	5,136	160,860
NewMarket Corp. (Chemicals)	2,140	126,367
Newport Corp.* (Telecommunications)	5,992	125,532
Nordson Corp. (Machinery-Diversified)	2,996	149,290
NorthStar Realty Finance Corp. (REIT)	9,416	156,023
NorthWestern Corp. (Electric)	4,708	166,569
Novastar Financial, Inc. (REIT)	3,424	91,250
Nu Skin Enterprises, Inc. (Retail)	7,704	140,444
Nuance Communications, Inc.* (Software)	11,984	137,337
NuCo2, Inc.* (Distribution/Wholesale)	3,852	94,721
NuVasive, Inc.* (Healthcare-Products)	5,136	118,642
Nuvelo, Inc.* (Pharmaceuticals)	6,420	25,680
O’Charley’s, Inc.* (Retail)	7,276	154,833
Odyssey Healthcare, Inc.* (Healthcare-Services)	5,136	68,103
Ohio Casualty Corp. (Insurance)	6,848	204,139
Oil States International, Inc.* (Oil & Gas Services)	4,280	137,944
Old Dominion Freight Line, Inc.* (Transportation)	2,996	72,114
Old National Bancorp (Banks)	10,700	202,444
Olin Corp. (Chemicals)	7,276	120,200
OM Group, Inc.* (Chemicals)	2,996	135,659
OMEGA Healthcare Investors, Inc. (REIT)	11,128	197,188
OmniVision Technologies, Inc.* (Semiconductors)	5,136	70,106
ON Semiconductor Corp.* (Semiconductors)	16,692	126,358
Onyx Pharmaceuticals, Inc.* (Pharmaceuticals)	5,564	58,867
Open Solutions, Inc.* (Software)	3,424	128,879
Openwave Systems, Inc.* (Internet)	9,416	86,910
Opsware, Inc.* (Internet)	10,700	94,374
Orbital Sciences Corp.* (Aerospace/Defense)	6,848	126,277
Oregon Steel Mills, Inc.* (Iron/Steel)	2,996	186,979
Oriental Financial Group, Inc. (Banks)	9,844	127,480
OSI Pharmaceuticals, Inc.* (Pharmaceuticals)	5,136	179,657
Owens & Minor, Inc. (Distribution/Wholesale)	4,280	133,835
P.F. Chang’s China Bistro, Inc.* (Retail)	2,996	114,986
Pacer International, Inc. (Transportation)	4,280	127,416
Pacific Sunwear of California, Inc.* (Retail)	6,848	134,084
Palm, Inc.* (Computers)	8,132	114,580
Palomar Medical Technologies, Inc.* (Healthcare-Products)	2,140	108,434
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	3,852	86,169
Parallel Petroleum Corp.* (Oil & Gas)	4,708	82,720
Parametric Technology Corp.* (Software)	11,556	208,239
PAREXEL International Corp.* (Commercial Services)	3,852	111,592

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Parker Drilling Co.* (Oil & Gas)	12,412	$101,406
Pathmark Stores, Inc.* (Food)	9,416	104,988
Payless ShoeSource, Inc.* (Retail)	5,992	196,657
Peet’s Coffee & Tea, Inc.* (Beverages)	3,424	89,846
Penn Virginia Corp. (Oil & Gas)	2,140	149,885
Penwest Pharmaceuticals Co.* (Pharmaceuticals)	3,852	64,020
Per-Se Technologies, Inc.* (Software)	4,708	130,788
Pericom Semiconductor Corp.* (Semiconductors)	11,556	132,547
Perot Systems Corp.—Class A* (Computers)	8,988	147,313
Perrigo Co. (Pharmaceuticals)	8,560	148,088
Perry Ellis International, Inc.* (Apparel)	4,280	175,480
Petrohawk Energy Corp.* (Oil & Gas)	7,704	88,596
PFF Bancorp, Inc. (Savings & Loans)	5,992	206,784
PHH Corp.* (Commercial Services)	5,136	148,276
Phillips-Van Heusen Corp. (Apparel)	5,136	257,673
Photronics, Inc.* (Semiconductors)	5,992	97,909
Pier 1 Imports, Inc. (Retail)	9,844	58,572
Pilgrim’s Pride Corp. (Food)	3,852	113,364
Pinnacle Entertainment, Inc.* (Entertainment)	4,708	156,023
Pioneer Drilling Co.* (Oil & Gas)	5,564	73,890
Piper Jaffray* (Diversified Financial Services)	2,140	139,421
Placer Sierra Bancshares (Banks)	5,564	132,256
Plantronics, Inc. (Telecommunications)	4,708	99,810
Plexus Corp.* (Electronics)	4,280	102,206
PNM Resources, Inc. (Electric)	7,276	226,285
Polaris Industries, Inc. (Leisure Time)	3,852	180,389
Polycom, Inc.* (Telecommunications)	8,132	251,359
PolyMedica Corp. (Healthcare-Products)	2,568	103,773
PolyOne Corp.* (Chemicals)	11,556	86,670
Portfolio Recovery Associates, Inc.* (Diversified Financial Services)	2,140	99,917
Potlatch Corp. (Forest Products & Paper)	3,852	168,795
Powerwave Technologies, Inc.* (Telecommunications)	11,556	74,536
Preferred Bank (Banks)	4,708	282,904
Premiere Global Services, Inc.* (Telecommunications)	11,128	105,048
Priceline.com, Inc.* (Internet)	2,996	130,656
PrivateBancorp, Inc. (Banks)	3,852	160,359
ProAssurance Corp.* (Insurance)	3,852	192,292
Progenics Pharmaceuticals, Inc.* (Pharmaceuticals)	3,852	99,150
Progress Software Corp.* (Software)	4,708	131,494
Prosperity Bancshares, Inc. (Banks)	5,136	177,243
PSS World Medical, Inc.* (Healthcare-Products)	7,276	142,100
Psychiatric Solutions, Inc.* (Healthcare-Services)	5,136	192,703
Quanex Corp. (Metal Fabricate/Hardware)	3,424	118,436
Quantum Corp.* (Computers)	29,960	69,507
Quest Resource Corp.* (Oil & Gas)	5,992	60,519
Quest Software, Inc.* (Software)	7,276	106,593
Quiksilver, Inc.* (Apparel)	11,984	188,748
Rackable Systems, Inc.* (Computers)	2,568	79,531
Radio One, Inc.—Class D* (Media)	11,556	77,887
RadiSys Corp.* (Computers)	4,280	71,348
Ralcorp Holdings, Inc.* (Food)	2,996	152,466
Ramco-Gershenson Properties Trust (REIT)	6,848	261,183
RBC Bearings, Inc.* (Metal Fabricate/Hardware)	4,280	122,665
RCN Corp.* (Telecommunications)	5,136	154,850
Reader’s Digest Association, Inc. (Media)	11,984	200,133
RealNetworks, Inc.* (Internet)	10,700	117,058
Red Robin Gourmet Burgers, Inc.* (Retail)	2,140	76,719
Redback Networks, Inc.* (Internet)	5,564	138,766
Regal-Beloit Corp. (Hand/Machine Tools)	2,996	157,320
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	5,992	120,259
Regis Corp. (Retail)	4,280	169,231
Rent-A-Center, Inc.* (Commercial Services)	6,420	189,455
Rentech, Inc.* (Environmental Control)	16,692	62,929
Republic Bancorp, Inc. (Banks)	14,980	201,631
Republic Property Trust (REIT)	11,984	138,295
Resources Connection, Inc.* (Commercial Services)	5,136	163,530
Rewards Network, Inc.* (Commercial Services)	9,844	68,416
RF Micro Devices, Inc.* (Telecommunications)	18,404	124,963
Rofin-Sinar Technologies, Inc.* (Electronics)	2,140	129,384
Rogers Corp.* (Electronics)	2,140	126,581
RTI International Metals, Inc.* (Mining)	2,140	167,391
Ruby Tuesday, Inc. (Retail)	5,992	164,420
Rush Enterprises, Inc.* (Retail)	4,708	79,659
Ryerson, Inc. (Iron/Steel)	2,996	75,170
Safety Insurance Group, Inc. (Insurance)	2,568	130,223
Saia, Inc.* (Transportation)	2,996	69,537
Salix Pharmaceuticals, Ltd.* (Pharmaceuticals)	6,420	78,131
ScanSource, Inc.* (Distribution/Wholesale)	3,852	117,101
Schnitzer Steel Industries, Inc.—Class A (Iron/Steel)	2,568	101,950
Sciele Pharma, Inc.* (Pharmaceuticals)	3,424	82,176
Seabright Insurance Holdings* (Insurance)	5,564	100,208
Select Comfort Corp.* (Retail)	5,136	89,315
Semtech Corp.* (Semiconductors)	8,132	106,285
Shuffle Master, Inc.* (Entertainment)	3,852	100,922
Signature Bank* (Banks)	5,136	159,113
Silicon Image, Inc.* (Semiconductors)	10,272	130,660
Simpson Manufacturing Co., Inc. (Building Materials)	3,852	121,916
Sinclair Broadcast Group, Inc.—Class A (Media)	11,128	116,844
SiRF Technology Holdings, Inc.* (Semiconductors)	4,708	120,148
Sirona Dental Systems, Inc. (Healthcare-Products)	2,140	82,411
Skyline Corp. (Home Builders)	2,996	120,499
SkyWest, Inc. (Airlines)	5,992	152,856
Skyworks Solutions, Inc.* (Semiconductors)	17,120	121,210
Sohu.com, Inc.* (Internet)	2,996	71,904
Sonic Corp.* (Retail)	8,560	205,013
SonicWALL, Inc.* (Internet)	9,416	79,283
SonoSite, Inc.* (Healthcare-Products)	2,568	79,428
Sonus Networks, Inc.* (Telecommunications)	25,252	166,411
Sotheby’s (Commercial Services)	5,564	172,595
Southwest Bancorp, Inc. (Banks)	6,848	190,785
Southwest Gas Corp. (Water)	7,704	106,007
Spartan Stores, Inc. (Food)	6,420	134,371
Spartech Corp. (Chemicals)	5,136	134,666
Spherion Corp.* (Commercial Services)	8,988	66,781
Spirit Finance Corp. (REIT)	14,980	186,801
SPSS, Inc.* (Software)	2,568	77,220
SRA International, Inc.—Class A* (Computers)	3,852	103,002
Stage Stores, Inc. (Retail)	3,424	104,055
Stamps.com, Inc.* (Internet)	2,568	40,446
Standex International Corp. (Miscellaneous Manufacturing)	4,708	141,852
Stepan Co. (Chemicals)	3,852	121,993
STERIS Corp. (Healthcare-Products)	6,420	161,591
Sterling Bancorp (Banks)	6,848	134,906
Sterling Bancshares, Inc. (Banks)	14,766	192,253
Sterling Financial Corp.—Spokane (Savings & Loans)	4,708	159,177
Steven Madden, Ltd. (Apparel)	2,996	105,130
Stone Energy Corp.* (Oil & Gas)	2,568	90,779
Strategic Hotels & Resorts, Inc. (REIT)	8,132	177,196
Strayer Education, Inc. (Commercial Services)	1,284	136,168
Sun-Times Media Group, Inc.—Class A (Media)	14,980	73,552
Sunrise Assisted Living, Inc.* (Healthcare-Services)	4,280	131,482
Sunstone Hotel Investors, Inc. (REIT)	6,420	171,607
Superior Essex, Inc.* (Electrical Components & Equipment)	2,996	99,617
SVB Financial Group* (Banks)	4,280	199,534
Swift Energy Co.* (Oil & Gas)	2,996	134,251
See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

SWS Group, Inc. (Diversified Financial Services)	4,280	$152,796
Sybase, Inc.* (Software)	8,132	200,860
Sycamore Networks, Inc.* (Telecommunications)	23,968	90,120
Sykes Enterprises, Inc.* (Computers)	4,708	83,049
Symyx Technologies, Inc.* (Chemicals)	4,708	101,646
Synagro Technologies, Inc. (Environmental Control)	22,256	98,372
Take-Two Interactive Software, Inc.* (Software)	7,704	136,823
TALX Corp. (Computers)	3,852	105,737
Tanger Factory Outlet Centers, Inc. (REIT)	5,136	200,715
Technitrol, Inc. (Electronics)	5,136	122,699
Tekelec* (Telecommunications)	7,276	107,903
Teledyne Technologies, Inc.* (Aerospace/Defense)	3,852	154,581
Telik, Inc.* (Biotechnology)	6,848	30,337
Tempur-Pedic International, Inc.* (Home Furnishings)	5,992	122,596
Tenneco Automotive, Inc.* (Auto Parts & Equipment)	4,708	116,382
Tessera Technologies, Inc.* (Semiconductors)	5,136	207,187
Tetra Tech, Inc.* (Environmental Control)	6,848	123,879
Texas Industries, Inc. (Building Materials)	2,140	137,452
Texas Roadhouse, Inc.—Class A* (Retail)	7,704	102,155
The BISYS Group, Inc.* (Computers)	11,556	149,188
The Cato Corp.—Class A (Retail)	4,280	98,055
The Children’s Place Retail Stores, Inc.* (Retail)	2,140	135,933
The Commerce Group, Inc. (Insurance)	5,992	178,262
The Finish Line, Inc.—Class A (Retail)	5,992	85,566
The Genlyte Group, Inc.* (Building Materials)	2,568	200,587
The Geo Group, Inc.* (Commercial Services)	3,852	144,527
The Gymboree Corp.* (Apparel)	3,424	130,660
The Hain Celestial Group, Inc.* (Food)	4,280	133,579
The Medicines Co.* (Pharmaceuticals)	6,420	203,642
The Men’s Wearhouse, Inc. (Retail)	4,280	163,753
The Mills Corp. (REIT)	5,564	111,280
The Nautilus Group, Inc. (Leisure Time)	5,136	71,904
The Pantry, Inc.* (Retail)	2,140	100,238
The Phoenix Cos., Inc. (Insurance)	11,556	183,625
The Standard Register Co. (Household Products/Wares)	8,132	97,584
The Steak n Shake Co.* (Retail)	6,420	112,992
The Stride Rite Corp. (Apparel)	9,416	141,993
The Timberland Co.—Class A* (Apparel)	5,136	162,195
The Topps Co., Inc. (Toys/Games/Hobbies)	13,268	118,085
The TriZetto Group, Inc.* (Internet)	6,848	125,798
The Ultimate Software Group, Inc.* (Software)	3,852	89,598
The Warnaco Group, Inc.* (Apparel)	5,564	141,214
Thoratec Corp.* (Healthcare-Products)	5,992	105,339
THQ, Inc.* (Software)	5,992	194,860
Tibco Software, Inc.* (Internet)	20,544	193,935
Time Warner Telecom, Inc.—Class A* (Telecommunications)	7,704	153,541
Transaction Systems Architect, Inc.* (Software)	3,424	111,520
Tredegar Corp. (Miscellaneous Manufacturing)	5,992	135,479
TreeHouse Foods, Inc.* (Food)	4,280	133,536
Triarc Cos., Inc. (Retail)	9,416	188,320
Trico Marine Services, Inc.* (Oil & Gas Services)	3,424	131,173
Trident Microsystems, Inc.* (Software)	5,992	108,935
TriQuint Semiconductor, Inc.* (Semiconductors)	20,544	92,448
Trump Entertainment Resorts, Inc.* (Lodging)	4,708	85,874
Trustreet Properties, Inc. (REIT)	9,416	158,660
TTM Technologies, Inc.* (Electronics)	5,564	63,040
Tupperware Corp. (Household Products/Wares)	7,276	164,511
Tween Brands, Inc.* (Retail)	2,996	119,630
Tyler Technologies, Inc.* (Computers)	8,560	120,354
U-Store-It Trust (REIT)	6,848	140,726
UAP Holding Corp. (Chemicals)	5,992	150,879
UCBH Holdings, Inc. (Banks)	11,128	195,408
Umpqua Holdings Corp. (Banks)	7,276	214,133
Under Armour, Inc.—Class A* (Retail)	2,140	107,963
United Fire & Casualty Co. (Insurance)	3,424	120,696
United Natural Foods, Inc.* (Food)	4,280	153,737
United Online, Inc. (Internet)	8,132	107,993
United Stationers, Inc.* (Distribution/Wholesale)	2,996	139,882
United Surgical Partners International, Inc.* (Healthcare-Services)	4,280	121,338
United Therapeutics Corp.* (Pharmaceuticals)	2,140	116,352
Universal Compression Holdings, Inc.* (Oil & Gas Services)	2,568	159,498
Universal Corp. (Agriculture)	3,424	167,810
Universal Forest Products, Inc. (Building Materials)	1,712	79,813
USA Mobility, Inc. (Telecommunications)	3,852	86,169
USEC, Inc.* (Mining)	9,416	119,772
UTStarcom, Inc.* (Telecommunications)	13,268	116,095
Vail Resorts, Inc.* (Entertainment)	3,424	153,464
Valassis Communications, Inc.* (Commercial Services)	5,136	74,472
Valeant Pharmaceuticals International (Pharmaceuticals)	8,988	154,953
Valmont Industries, Inc. (Metal Fabricate/Hardware)	2,140	118,749
ValueClick, Inc.* (Internet)	9,844	232,613
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	5,136	233,792
Varian, Inc.* (Electronics)	3,424	153,361
Veeco Instruments, Inc.* (Semiconductors)	3,852	72,148
Ventana Medical Systems, Inc.* (Healthcare-Products)	2,996	128,918
Veritas DGC, Inc.* (Oil & Gas Services)	3,424	293,198
ViaSat, Inc.* (Telecommunications)	3,424	102,069
Viasys Healthcare, Inc.* (Healthcare-Products)	3,852	107,163
Virginia Commerce Bancorp, Inc.* (Banks)	5,564	110,612
Visteon Corp.* (Auto Parts & Equipment)	13,696	116,142
W Holding Co., Inc. (Banks)	17,548	104,586
W-H Energy Services, Inc.* (Oil & Gas Services)	2,996	145,875
W.R. Grace & Co.* (Chemicals)	7,276	144,065
Wabtec Corp. (Machinery-Diversified)	4,708	143,029
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	9,416	257,623
Warren Resources, Inc.* (Oil & Gas)	7,276	85,275
Washington Group International, Inc.* (Engineering & Construction)	2,568	153,541
Watsco, Inc. (Distribution/Wholesale)	2,568	121,107
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	4,280	193,243
WebEx Communications, Inc.* (Internet)	3,852	134,396
webMethods, Inc.* (Internet)	8,560	63,002
Websense, Inc.* (Internet)	5,136	117,255
West Pharmaceutical Services, Inc. (Healthcare-Products)	3,424	175,412
Westamerica Bancorp (Banks)	4,708	238,366
Westar Energy, Inc. (Electric)	8,988	233,329
Whiting Petroleum Corp.* (Oil & Gas)	3,424	159,557
Wilshire Bancorp, Inc. (Banks)	6,848	129,907
Wind River Systems, Inc.* (Software)	8,560	87,740
Winnebago Industries, Inc. (Home Builders)	3,852	126,769
Winston Hotels, Inc. (REIT)	14,124	187,143
Wintrust Financial Corp. (Banks)	3,424	164,420
Witness Systems, Inc.* (Software)	4,280	75,028
WMS Industries, Inc.* (Leisure Time)	3,424	119,361
Wolverine World Wide, Inc. (Apparel)	5,992	170,892
World Acceptance Corp.* (Diversified Financial Services)	2,996	140,662

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

World Fuel Services Corp. (Retail)	2,996	$133,202
Worthington Industries, Inc. (Metal Fabricate/Hardware)	7,276	128,931
Wright Express Corp.* (Commercial Services)	4,280	133,408
Wright Medical Group, Inc.* (Healthcare-Products)	4,708	109,602
Yankee Candle Co., Inc. (Household Products/Wares)	4,280	146,718
Zale Corp.* (Retail)	5,136	144,887
Zenith National Insurance Corp. (Insurance)	3,852	180,697
Zoll Medical Corp.* (Healthcare-Products)	3,424	199,414
Zoran Corp.* (Semiconductors)	5,136	74,883
Zymogenetics, Inc.* (Pharmaceuticals)	5,136	79,968

TOTAL COMMON STOCKS
(Cost $87,484,855)		101,914,440

Repurchase Agreements (14.5%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $17,371,665 (Collateralized by $18,166,000 of various U.S. Government Agency Obligations, 3.00% - 5.875%, 8/15/07-3/21/11, market value $17,712,048)	$17,362,000	17,362,000

TOTAL REPURCHASE AGREEMENTS
(Cost $17,362,000)		17,362,000

Rights/Warrants(NM)
	Shares

Affordable Residential Properties (REIT)	8,988	7,939

TOTAL RIGHTS/WARRANTS
(Cost $0)		7,939

TOTAL INVESTMENT SECURITIES
(Cost $104,846,855)—99.4%		119,284,379
Net other assets (liabilities)—0.6%		663,245

NET ASSETS—100.0%		$119,947,624

*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
REIT	Real Estate Investment Trust
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $15,070,800)	38	$(182,571)

Futures Contracts Sold
E-Mini Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $6,266,280)	79	(3,563)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/07	$5,028,392	$(65,261)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/07	4,249,402	(56,093)

ProFund VP Small-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.2%
Aerospace/Defense	1.1%
Aerospace/Defense Equipment	0.1%
Agriculture	0.3%
Airlines	0.5%
Apparel	1.5%
Auto Manufacturers	0.2%
Auto Parts & Equipment	0.9%
Banks	5.7%
Beverages	0.2%
Biotechnology	1.9%
Building Materials	0.8%
Chemicals	1.4%
Coal	0.1%
Commercial Services	4.9%
Computers	2.7%
Distribution/Wholesale	0.9%
Diversified Financial Services	2.0%
Electric	1.8%
Electrical Components & Equipment	0.8%
Electronics	1.8%
Energy-Alternate Sources	0.2%
Engineering & Construction	0.6%
Entertainment	0.7%
Environmental Control	0.3%
Food	1.1%
Forest Products & Paper	0.3%
Gas	0.2%
Hand/Machine Tools	0.3%
Healthcare-Products	3.2%
Healthcare-Services	1.4%
Home Builders	0.6%
Home Furnishings	0.4%
Household Products/Wares	0.8%
Insurance	1.7%
Internet	3.2%
Investment Companies	0.4%
Iron/Steel	0.7%
Leisure Time	0.7%
Lodging	0.5%
Machinery-Construction & Mining	0.2%
Machinery-Diversified	1.0%
Media	1.5%
Metal Fabricate/Hardware	0.7%
Mining	0.6%
Miscellaneous Manufacturing	1.2%
Office Furnishings	0.2%
Office/Business Equipment	0.1%
Oil & Gas	2.4%

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Oil & Gas Services	1.6%
Packaging & Containers	0.3%
Pharmaceuticals	3.0%
Real Estate Investment Trust	5.4%
Retail	5.6%
Savings & Loans	1.3%
Semiconductors	3.0%
Software	3.2%
Storage/Warehousing	0.1%
Telecommunications	4.4%
Toys/Games/Hobbies	0.3%
Transportation	1.3%
Trucking & Leasing	0.1%
Water	0.3%
Other**	15.1%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $87,484,855)	$101,922,379
Repurchase agreements, at cost	17,362,000

Total Investment Securities	119,284,379
Cash	93,795
Segregated securities balances with brokers for futures contracts	322,273
Dividends and interest receivable	123,844
Receivable for capital shares issued	653,840
Prepaid expenses	509

Total Assets	120,478,640

Liabilities:
Unrealized loss on swap agreements	121,354
Variation margin on futures contracts	92,153
Advisory fees payable	84,221
Management services fees payable	11,229
Administration fees payable	3,347
Administrative services fees payable	83,638
Distribution fees payable	83,744
Trustee fees payable	21
Transfer agency fees payable	3,244
Fund accounting fees payable	5,131
Compliance services fees payable	2,361
Other accrued expenses	40,573

Total Liabilities	531,016

Net Assets	$119,947,624

Net Assets consist of:
Capital	$94,872,258
Accumulated net investment income (loss)	574,522
Accumulated net realized gains (losses) on investments	10,370,808
Net unrealized appreciation (depreciation) on investments	14,130,036

Net Assets	$119,947,624

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,220,619

Net Asset Value (offering and redemption price per share)	$37.24

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$1,417,214
Dividends	1,043,370

Total Investment Income	2,460,584

Expenses:
Advisory fees	910,358
Management services fees	182,073
Administration fees	37,451
Transfer agency fees	35,772
Administrative services fees	301,769
Distribution fees	303,453
Custody fees	24,008
Fund accounting fees	56,749
Trustee fees	1,551
Compliance services fees	2,816
Other fees	70,067

Total Gross Expenses before reductions	1,926,067
Less Expenses reduced by the Advisor	(40,005)

Total Net Expenses	1,886,062

Net Investment Income (Loss)	574,522

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	9,247,436
Net realized gains (losses) on futures contracts	714,274
Net realized gains (losses) on swap agreements	1,346,161
Change in net unrealized appreciation/depreciation on investments	4,127,076

Net Realized and Unrealized Gains (Losses) on Investments	15,434,947

Change in Net Assets Resulting from Operations	$16,009,469

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$574,522	$(15,637)
Net realized gains (losses) on investments	11,307,871	4,500,212
Change in net unrealized appreciation/depreciation on investments	4,127,076	(4,009,762)

Change in net assets resulting from operations	16,009,469	474,813

Distributions to Shareholders From:
Net realized gains on investments	(1,937,600)	(12,777,971)

Change in net assets resulting from distributions	(1,937,600)	(12,777,971)

Capital Transactions:
Proceeds from shares issued	195,973,365	145,139,602
Dividends reinvested	1,937,600	12,777,971
Value of shares redeemed	(209,143,242)	(176,334,188)

Change in net assets resulting from capital transactions	(11,232,277)	(18,416,615)

Change in net assets	2,839,592	(30,719,773)
Net Assets:
Beginning of period	117,108,032	147,827,805

End of period	$119,947,624	$117,108,032

Accumulated net investment income (loss)	$574,522	$—

Share Transactions:
Issued	5,545,049	4,296,386
Reinvested	55,839	384,415
Redeemed	(5,934,020)	(5,240,962)

Change in shares	(333,132)	(560,161)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$32.95	$35.93	$31.62	$22.15	$28.56

Investment Activities:
Net investment income (loss)(a)	0.17	— (b)	(0.14)	(0.14)	(0.16)
Net realized and unrealized gains (losses) on investments	4.65	1.04	5.37	9.61	(6.25)

Total income (loss) from investment activities	4.82	1.04	5.23	9.47	(6.41)

Distributions to Shareholders From:
Net realized gains on investments	(0.53)	(4.02)	(0.92)	—	—

Net Asset Value, End of Period	$37.24	$32.95	$35.93	$31.62	$22.15

Total Return	14.75%	2.81%	16.74%	42.75%	(22.44)%

Ratios to Average Net Assets:
Gross expenses	1.59%	1.60%	1.61%	1.73%	1.97%
Net expenses	1.55%	1.60%	1.61%	1.73%	1.97%
Net investment income (loss)	0.47%	(0.01)%	(0.44)%	(0.52)%	(0.62)%

Supplemental Data:
Net assets, end of period (000’s)	$119,948	$117,108	$147,828	$127,335	$38,612
Portfolio turnover rate(c)	53%	67%	161%	189%	527%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Dow 30

The ProFund VP Dow 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Industrial Average (DJIA.) For the period from fund inception, May 1, 2006, through December 31, 2006, the Fund had a total return of 14.20%, compared to a total return of 11.66%1 for the Index. For the period May 1, 2006, through December 31, 2006, the Fund achieved an average daily statistical correlation of 0.86 to the daily performance of the Index.2 This resulting correlation, which is less than the target correlation of 0.99, was primarily the result of under or over performance on certain days when there were extremely large relative net purchases or redemptions in the fund. The under or over performance on these days is primarily caused by the residual effects of processing shares at an NAV rounded to two decimal places. This rounding effect, which is always in place, is magnified by the relative size purchases or redemptions to fund assets.

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones Industrial Average is a price-weighted index maintained by editors of The Wall Street Journal. The DJIA includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represents the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire index is reviewed.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were ExxonMobil (+22.52%), Altria Group (+22.37%), and International Business Machines (+19.43%), while the bottom three performers in this group were Caterpillar (–18.20%), 3M (–6.66%), and United Technologies (+0.59%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Dow 30 from May 1, 2006 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Aggregate Total Return as of 12/31/06
Since Inception (5/1/06)
ProFund VP Dow 30	14.20%

Dow Jones Industrial Average	11.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Dow 30

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Dow 30 seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones Industrial Average (DJIA).
Market Exposure
Investment Type	% of Net Assets

Equity Securities	82.9%
Futures Contracts	3.1%
Swap Agreements	13.8%

Total Exposure	99.8%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
Dow Jones Industrial Average - Composition
% of Index

Industrial	23.9%
Consumer Non-Cyclical	21.5%
Financial	15.2%
Technology	12.1%
Consumer Cyclical	10.4%
Communications	6.9%
Basic Materials	5.1%
Energy	4.9%

PROFUNDS VP ProFund VP Dow 30	Schedule of Portfolio Investments December 31, 2006

Common Stocks (82.9%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	3,216	$250,623
Alcoa, Inc. (Mining)	3,216	96,512
Altria Group, Inc. (Agriculture)	3,216	275,997
American Express Co. (Diversified Financial Services)	3,216	195,115
American International Group, Inc. (Insurance)	3,216	230,459
AT&T, Inc. (Telecommunications)	3,216	114,972
Boeing Co. (Aerospace/Defense)	3,216	285,710
Caterpillar, Inc. (Machinery-Construction & Mining)	3,216	197,237
Citigroup, Inc. (Diversified Financial Services)	3,216	179,131
Coca-Cola Co. (Beverages)	3,216	155,172
Du Pont (Chemicals)	3,216	156,651
Exxon Mobil Corp. (Oil & Gas)	3,216	246,442
General Electric Co. (Miscellaneous Manufacturing)	3,216	119,667
General Motors Corp. (Auto Manufacturers)	3,216	98,796
Hewlett-Packard Co. (Computers)	3,216	132,467
Home Depot, Inc. (Retail)	3,216	129,155
Honeywell International, Inc. (Miscellaneous Manufacturing)	3,216	145,492
Intel Corp. (Semiconductors)	3,216	65,124
International Business Machines Corp. (Computers)	3,216	312,434
J.P. Morgan Chase & Co. (Diversified Financial Services)	3,216	155,333
Johnson & Johnson (Healthcare-Products)	3,216	212,320
McDonald’s Corp. (Retail)	3,216	142,565
Merck & Co., Inc. (Pharmaceuticals)	3,216	140,218
Microsoft Corp. (Software)	3,216	96,030
Pfizer, Inc. (Pharmaceuticals)	3,216	83,294
Procter & Gamble Co. (Cosmetics/Personal Care)	3,216	206,692
United Technologies Corp. (Aerospace/Defense)	3,216	201,064
Verizon Communications, Inc. (Telecommunications)	3,216	119,764
Wal-Mart Stores, Inc. (Retail)	3,216	148,515
Walt Disney Co. (Media)	3,216	110,212

TOTAL COMMON STOCKS
(Cost $4,981,776)		5,003,163

U.S. Government Agency Obligations (22.6%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$341,000	$340,957
Federal Farm Credit Bank, 4.60%, 1/2/07+	341,000	340,957
Federal Home Loan Bank, 4.60%, 1/2/07+	341,000	340,956
Federal National Mortgage Association, 4.60%, 1/2/07+	341,000	340,956

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,363,826)		1,363,826

Repurchase Agreements (5.6%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $337,188 (Collateralized by $330,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $345,170)	337,000	337,000

TOTAL REPURCHASE AGREEMENTS
(Cost $337,000)		337,000

TOTAL INVESTMENT SECURITIES
(Cost $6,682,602)—111.1%		6,703,989
Net other assets (liabilities)—(11.1)%		(671,536)

NET ASSETS—100.0%		$6,032,453

+ All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini Dow Jones Futures Contract expiring March 2007 (Underlying face amount at value $188,040)

	3	$(56)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Dow 30	Schedule of Portfolio Investments December 31, 2006

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Dow Jones Industrial Average expiring 1/29/07	$827,926	$(8,417)

ProFund VP Dow 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Aerospace/Defense		8.1%
Agriculture		4.6%
Auto Manufacturers		1.6%
Beverages		2.6%
Chemicals		2.6%
Computers		7.4%
Cosmetics/Personal Care		3.4%
Diversified Financial Services		8.7%
Healthcare-Products		3.5%
Insurance		3.8%
Machinery-Construction & Mining		3.3%
Media		1.8%
Mining		1.6%
Miscellaneous Manufacturing		8.5%
Oil & Gas		4.1%
Pharmaceuticals		3.7%
Retail		7.0%
Semiconductors		1.1%
Software		1.6%
Telecommunications		3.9%
Other*		17.1%
* Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Dow 30

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $6,345,602)	$6,366,989
Repurchase agreements, at cost	337,000

Total Investment Securities	6,703,989
Cash	3,553
Segregated cash balances with brokers for futures contracts	30,919
Segregated cash balances with custodian for swap agreements	198
Dividends and interest receivable	141
Receivable for investments sold	2,605,499

Total Assets	9,344,299

Liabilities:
Payable for capital shares redeemed	3,282,745
Unrealized loss on swap agreements	8,417
Variation margin on futures contracts	2,494
Advisory fees payable	7,503
Management services fees payable	1,000
Administration fees payable	307
Administrative services fees payable	16
Distribution fees payable	3,039
Trustee fees payable	2
Transfer agency fees payable	297
Fund accounting fees payable	449
Compliance services fees payable	156
Other accrued expenses	5,421

Total Liabilities	3,311,846

Net Assets	$6,032,453

Net Assets consist of:
Capital	$6,167,116
Accumulated net investment income (loss)	65,278
Accumulated net realized gains (losses) on investments	(212,855)
Net unrealized appreciation (depreciation) on investments	12,914

Net Assets	$6,032,453

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	176,074

Net Asset Value (offering and redemption price per share)	$34.26

Statement of Operations
For the period May 1, 2006(a) through December 31, 2006

Investment Income:
Interest	$98,966
Dividends	37

Total Investment Income	99,003

Expenses:
Advisory fees	15,723
Management services fees	3,145
Administration fees	427
Transfer agency fees	487
Administrative services fees	16
Distribution fees	5,241
Custody fees	6,079
Fund accounting fees	728
Trustee fees	19
Compliance services fees	191
Licensing fees	1,623
Other fees	1,780

Total Gross Expenses before reductions	35,459
Less Expenses reduced by the Advisor	(1,294)

Total Net Expenses	34,165

Net Investment Income (Loss)	64,838

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,318
Net realized gains (losses) on futures contracts	(38,838)
Net realized gains (losses) on swap agreements	(176,335)
Change in net unrealized appreciation/depreciation on investments	12,914

Net Realized and Unrealized Gains (Losses) on Investments	(199,941)

Change in Net Assets Resulting from Operations	$(135,103)

(a) Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Dow 30

Statement of Changes in Net Assets
For the period
May 1, 2006(a) through
December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$64,838
Net realized gains (losses) on investments	(212,855)
Change in net unrealized appreciation/depreciation on investments	12,914

Change in net assets resulting from operations	(135,103)

Capital Transactions:
Proceeds from shares issued	261,039,961
Value of shares redeemed	(254,872,405)

Change in net assets resulting from capital transactions	6,167,556

Change in net assets	6,032,453
Net Assets:
Beginning of period	—

End of period	$6,032,453

Accumulated net investment income (loss)	$65,278

Share Transactions:
Issued	8,238,203
Redeemed	(8,062,129)

Change in shares	176,074

(a) Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Dow 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
	For the period
	May 1, 2006(a) through
	December 31, 2006

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.67
Net realized and unrealized gains (losses) on investments	3.59	(c)

Total income (loss) from investment activities	4.26

Net Asset Value, End of Period	$34.26

Total Return	14.20	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.69%
Net expenses(e)	1.63%
Net investment income (loss)(e)	3.09%

Supplemental Data:
Net assets, end of period (000’s)	$6,032
Portfolio turnover rate(f)	6,548	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP OTC

The ProFund VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index®. For the year ended December 31, 2006, the Fund had a total return of 5.46%, compared to a total return of 7.30%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Cisco Systems (+59.64%), Starbucks (+18.02%), and Apple Computer (+18.01%), while the bottom three performers in this group were Yahoo! (–34.81%), eBay (–30.43%), and Amgen (–13.38%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP OTC from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (1/22/01)
ProFund VP OTC	5.46%	0.65%	(8.15)%

NASDAQ-100 Index	7.30%	2.49%	(6.40)%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1  The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2  1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP OTC
Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP OTC seeks daily investment results, before fees and expenses that correspond to the daily performance of the NASDAQ-100 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.2%
Futures Contracts	0.4%

Total Exposure	100.6%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index - Composition
% of Index

Technology	40.3%
Communications	30.2%
Consumer Cyclical	14.9%
Consumer Non-Cyclical	11.1%
Industrial	3.0%
Basic Materials	0.3%
Energy	0.2%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP OTC	December 31, 2006

Common Stocks (100.2%)
	Shares	Value

Activision, Inc.* (Software)	12,350	$212,914
Adobe Systems, Inc.* (Software)	28,120	1,156,294
Akamai Technologies, Inc.* (Internet)	7,410	393,619
Altera Corp.* (Semiconductors)	25,080	493,574
Amazon.com, Inc.* (Internet)	13,490	532,315
American Eagle Outfitters, Inc. (Retail)	11,400	355,794
American Power Conversion Corp. (Electrical Components & Equipment)	9,500	290,605
Amgen, Inc.* (Biotechnology)	26,790	1,830,024
Amylin Pharmaceuticals, Inc.* (Pharmaceuticals)	6,270	226,159
Apollo Group, Inc.—Class A* (Commercial Services)	8,550	333,194
Apple Computer, Inc.* (Computers)	58,520	4,964,836
Applied Materials, Inc. (Semiconductors)	35,340	652,023
Autodesk, Inc.* (Software)	11,780	476,619
BEA Systems, Inc.* (Software)	17,860	224,679
Bed Bath & Beyond, Inc.* (Retail)	18,810	716,661
Biogen Idec, Inc.* (Biotechnology)	18,050	887,880
Biomet, Inc. (Healthcare-Products)	16,150	666,510
Broadcom Corp.—Class A* (Semiconductors)	21,090	681,418
C.H. Robinson Worldwide, Inc. (Transportation)	8,170	334,071
Cadence Design Systems, Inc.* (Computers)	14,250	255,218
CDW Corp. (Distribution/Wholesale)	3,990	280,577
Celgene Corp.* (Biotechnology)	18,430	1,060,278
Check Point Software Technologies, Ltd.*ADR (Internet)	11,590	254,053
CheckFree Corp.* (Internet)	4,180	167,869
Cintas Corp. (Textiles)	9,500	377,245
Cisco Systems, Inc.* (Telecommunications)	106,780	2,918,297
Citrix Systems, Inc.* (Software)	10,640	287,812
Cognizant Technology Solutions Corp.* (Computers)	6,840	527,774
Comcast Corp.—Special Class A* (Media)	47,120	1,994,589
Comverse Technology, Inc.* (Telecommunications)	10,260	216,589
Costco Wholesale Corp. (Retail)	11,970	632,854
Dell, Inc.* (Computers)	41,230	1,034,461
DENTSPLY International, Inc. (Healthcare-Products)	7,220	215,517
Discovery Holding Co.—Class A* (Media)	11,780	189,540
eBay, Inc.* (Internet)	51,110	1,536,878
EchoStar Communications Corp.—Class A* (Media)	10,450	397,414
Electronic Arts, Inc.* (Software)	15,390	775,040
Expedia, Inc.* (Internet)	16,150	338,827
Expeditors International of Washington, Inc. (Transportation)	10,260	415,530
Express Scripts, Inc.* (Pharmaceuticals)	5,890	421,724
Fastenal Co. (Distribution/Wholesale)	7,030	252,236
Fiserv, Inc.* (Software)	10,640	557,749
Flextronics International, Ltd.*ADR (Electronics)	30,970	355,536
Garmin, Ltd.ADR (Electronics)	9,880	549,920
Genzyme Corp.* (Biotechnology)	16,150	994,517
Gilead Sciences, Inc.* (Pharmaceuticals)	22,230	1,443,394
Google, Inc.—Class A* (Internet)	6,650	3,062,192
IAC/InterActiveCorp* (Internet)	15,010	557,772
Infosys Technologies, Ltd.ADR (Software)	5,510	300,626
Intel Corp. (Semiconductors)	99,370	2,012,243
Intuit, Inc.* (Software)	21,660	660,847
Intuitive Surgical, Inc.* (Healthcare-Products)	1,900	182,210
Joy Global, Inc. (Machinery-Construction & Mining)	5,700	275,538
Juniper Networks, Inc.* (Telecommunications)	18,240	345,466
KLA-Tencor Corp. (Semiconductors)	11,780	586,055
Lam Research Corp.* (Semiconductors)	7,220	365,476
Lamar Advertising Co.* (Advertising)	3,990	260,906
Level 3 Communications, Inc.* (Telecommunications)	56,430	316,008
Liberty Global, Inc.—Class A* (Media)	10,260	299,079
Liberty Media Holding Corp.—Interactive Series A* (Internet)	29,830	643,433
Linear Technology Corp. (Semiconductors)	19,760	599,123
Marvell Technology Group, Ltd.*ADR (Semiconductors)	27,550	528,685
Maxim Integrated Products, Inc. (Semiconductors)	22,040	674,865
MedImmune, Inc.* (Biotechnology)	12,540	405,920
Microchip Technology, Inc. (Semiconductors)	8,740	285,798
Microsoft Corp. (Software)	166,630	4,975,571
Millicom International Cellular SA*ADR (Telecommunications)	4,750	292,790
Monster Worldwide, Inc.* (Internet)	6,460	301,294
Network Appliance, Inc.* (Computers)	19,190	753,783
NII Holdings, Inc.—Class B* (Telecommunications)	7,410	477,500
NTL, Inc. (Telecommunications)	17,480	441,195
NVIDIA Corp.* (Semiconductors)	17,100	632,871
Oracle Corp.* (Software)	106,590	1,826,953
PACCAR, Inc. (Auto Manufacturers)	13,680	887,832
Patterson Cos., Inc.* (Healthcare-Products)	6,650	236,142
Patterson-UTI Energy, Inc. (Oil & Gas)	7,980	185,375
Paychex, Inc. (Commercial Services)	17,860	706,184
Petsmart, Inc. (Retail)	6,840	197,402
Qualcomm, Inc. (Telecommunications)	98,230	3,712,112
Research In Motion, Ltd.*ADR (Computers)	9,120	1,165,354
Ross Stores, Inc. (Retail)	6,840	200,412

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP OTC	December 31, 2006

Common Stocks, continued
	Shares	Value

SanDisk Corp.* (Computers)	10,260	$441,488
Sears Holdings Corp.* (Retail)	7,980	1,340,081
Sepracor, Inc.* (Pharmaceuticals)	5,320	327,606
Sigma-Aldrich Corp. (Chemicals)	3,040	236,269
Sirius Satellite Radio, Inc.* (Media)	75,050	265,677
Staples, Inc. (Retail)	23,940	639,198
Starbucks Corp.* (Retail)	51,680	1,830,506
Sun Microsystems, Inc.* (Computers)	75,430	408,831
Symantec Corp.* (Internet)	48,260	1,006,221
Telefonaktiebolaget LM EricssonADR (Telecommunications)	4,940	198,736
Tellabs, Inc.* (Telecommunications)	12,350	126,711
Teva Pharmaceutical Industries, Ltd.ADR (Pharmaceuticals)	29,830	927,116
VeriSign, Inc.* (Internet)	11,210	269,601
Vertex Pharmaceuticals, Inc.* (Biotechnology)	6,460	241,733
Whole Foods Market, Inc. (Food)	6,650	312,085
Wynn Resorts, Ltd. (Lodging)	5,510	517,114
Xilinx, Inc. (Semiconductors)	22,040	524,772
XM Satellite Radio Holdings, Inc.—Class A* (Media)	15,580	225,131
Yahoo!, Inc.* (Internet)	32,110	820,089

TOTAL COMMON STOCKS
(Cost $45,673,949)		73,894,604

Repurchase Agreements (2.2%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $1,656,922 (Collateralized by $1,672,000 Federal National Mortgage Association, 5.25%, 4/15/07, market value $1,689,619)	$1,656,000	1,656,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,656,000)		1,656,000

TOTAL INVESTMENT SECURITIES
(Cost $47,329,949)—102.4%		75,550,604
Net other assets (liabilities)—(2.4)%		(1,761,721)

NET ASSETS—100.0%		$73,788,883

* Non-income producing security
ADR American Depositary Receipt

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

NASDAQ Futures Contract expiring March 2007 (Underlying face amount at value $4,792,500)	27	$(27,422)

Futures Contracts Sold

E-Mini NASDAQ Futures Contract expiring March 2007 (Underlying face amount at value $4,435,625)	125	79,094

ProFund VP OTC invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.4%
Auto Manufacturers	1.2%
Biotechnology	7.3%
Chemicals	0.3%
Commercial Services	1.4%
Computers	12.9%
Distribution/Wholesale	0.7%
Electrical Components & Equipment	0.4%
Electronics	1.2%
Food	0.4%
Healthcare-Products	1.8%
Internet	13.4%
Lodging	0.7%
Machinery-Construction & Mining	0.4%
Media	4.6%
Oil & Gas	0.3%
Pharmaceuticals	4.5%
Retail	8.0%
Semiconductors	10.9%
Software	15.6%
Telecommunications	12.3%
Textiles	0.5%
Transportation	1.0%
Other**	(0.2)%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP OTC

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $45,673,949)	$73,894,604
Repurchase agreements, at cost	1,656,000

Total Investment Securities	75,550,604
Segregated cash balances with brokers for futures contracts	164,839
Dividends and interest receivable	49,866
Receivable for capital shares issued	397,464
Variation margin on futures contracts	839
Prepaid expenses	377

Total Assets	76,163,989

Liabilities:
Cash overdraft	334
Payable for capital shares redeemed	2,239,619
Advisory fees payable	51,830
Management services fees payable	6,911
Administration fees payable	2,134
Administrative services fees payable	26,521
Distribution fees payable	20,004
Trustee fees payable	13
Transfer agency fees payable	2,069
Fund accounting fees payable	3,065
Compliance services fees payable	1,458
Other accrued expenses	21,148

Total Liabilities	2,375,106

Net Assets	$73,788,883

Net Assets consist of:
Capital	$86,653,934
Accumulated net realized gains (losses) on investments	(41,137,378)
Net unrealized appreciation (depreciation) on investments	28,272,327

Net Assets	$73,788,883

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	4,662,440

Net Asset Value (offering and redemption price per share)	$15.83

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$406,206
Interest	101,587

Total Investment Income	507,793

Expenses:
Advisory fees	587,759
Management services fees	117,552
Administration fees	24,163
Transfer agency fees	22,800
Administrative services fees	317,940
Distribution fees	195,920
Custody fees	20,413
Fund accounting fees	33,683
Trustee fees	1,026
Compliance services fees	1,776
Other fees	35,687

Total Gross Expenses before reductions	1,358,719
Less Expenses reduced by the Advisor	(27,236)

Total Net Expenses	1,331,483

Net Investment Income (Loss)	(823,690)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	1,592,962
Net realized gains (losses) on futures contracts	(162,071)
Change in net unrealized appreciation/depreciation on investments	738,142

Net Realized and Unrealized Gains (Losses) on Investments	2,169,033

Change in Net Assets Resulting from Operations	$1,345,343

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP OTC
Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(823,690)	$(1,067,360)
Net realized gains (losses) on investments	1,430,891	10,900,187
Change in net unrealized appreciation/depreciation on investments	738,142	(11,245,120)

Change in net assets resulting from operations	1,345,343	(1,412,293)

Distributions to Shareholders From:
Net realized gains on investments	—	(7,915,930)

Change in net assets resulting from distributions	—	(7,915,930)

Capital Transactions:
Proceeds from shares issued	288,617,735	440,878,622
Dividends reinvested	—	7,915,930
Value of shares redeemed	(306,504,615)	(506,279,614)

Change in net assets resulting from capital transactions	(17,886,880)	(57,485,062)

Change in net assets	(16,541,537)	(66,813,285)
Net Assets:
Beginning of period	90,330,420	157,143,705

End of period	$73,788,883	$90,330,420

Share Transactions:
Issued	18,911,700	28,942,278
Reinvested	—	539,968
Redeemed	(20,269,034)	(33,012,499)

Change in shares	(1,357,334)	(3,530,253)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP OTC

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$15.01	$16.45	$15.79	$10.76	$17.53

Investment Activities:
Net investment income (loss)(a)	(0.16)	(0.18)	(0.12)	(0.22)	(0.23)
Net realized and unrealized gains (losses) on investments	0.98	0.18 (b)	1.42	5.25	(6.54)

Total income (loss) from investment activities	0.82	—	1.30	5.03	(6.77)

Distributions to Shareholders From:
Net realized gains on investments	—	(1.44)	(0.64)	—	—

Net Asset Value, End of Period	$15.83	$15.01	$16.45	$15.79	$10.76

Total Return	5.46%	0.18%	8.53%	46.75%	(38.62)%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.84%	1.87%	1.95%	2.03%
Net expenses	1.70%	1.84%	1.87%	1.95%	1.98%
Net investment income (loss)	(1.05)%	(1.21)%	(0.75)%	(1.68)%	(1.75)%

Supplemental Data:
Net assets, end of period (000’s)	$73,789	$90,330	$157,144	$154,003	$76,250
Portfolio turnover rate(c)	258%	387%	540%	510%	534%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Large-Cap Value

The ProFund VP Large-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Value Index.1 For the period ended December 31, 2006, the Fund had a total return of 18.67%, compared to a total return of 20.85%2,4 for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500/Citigroup Value Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have value characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P 500/Barra Value Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were AT&T (+53.16%), Hewlett-Packard (+45.21%), and Verizon Communications (+34.61%), while the bottom three performers in this group were General Electric (+9.35%), Wachovia (+12.02%), and Wells Fargo (+16.82%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Value from May 3, 2004 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/3/04)

ProFund VP Large-Cap Value	18.67%	12.45%

S&P 500/Citigroup Value Index	20.85%	15.14%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1  Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P 500/Barra Value Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2  The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3  1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4  The S&P 500/Barra Value Index represents performance from May 3, 2004 to December 16, 2005 and the S&P 500/Citigroup Value Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund Large-Cap Value

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Large-Cap Value seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P 500/Citigroup Value Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.1%
Futures Contracts	0.1%

Total Exposure	100.2%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
S&P 500/Citigroup Value Index - Composition
% of Index

Financial	33.4%
Communications	13.4%
Industrial	12.3%
Consumer Non-Cyclical	11.3%
Technology	8.0%
Energy	6.2%
Utilities	6.0%
Consumer Cyclical	5.3%
Basic Materials	4.1%

PROFUNDS VP ProFund VP Large-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks (100.1%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	6,360	$495,635
Abbott Laboratories (Pharmaceuticals)	15,900	774,489
ACE, Ltd.ADR (Insurance)	7,950	481,532
ADC Telecommunications, Inc.* (Telecommunications)	3,180	46,205
Advanced Micro Devices, Inc.* (Semiconductors)	13,515	275,030
Aetna, Inc. (Healthcare-Services)	12,720	549,250
AFLAC, Inc. (Insurance)	3,975	182,850
Agilent Technologies, Inc.* (Electronics)	7,155	249,352
Air Products & Chemicals, Inc. (Chemicals)	5,565	391,108
Alcoa, Inc. (Mining)	20,670	620,306
Allegheny Energy, Inc.* (Electric)	3,180	145,994
Allegheny Technologies, Inc. (Iron/Steel)	1,590	144,181
Allied Waste Industries, Inc.* (Environmental Control)	6,360	78,164
Allstate Corp. (Insurance)	15,105	983,486
Alltel Corp. (Telecommunications)	8,745	528,898
Altera Corp.* (Semiconductors)	3,975	78,228
Altria Group, Inc. (Agriculture)	25,440	2,183,261
Ameren Corp. (Electric)	4,770	256,292
American Electric Power, Inc. (Electric)	9,540	406,213
American Power Conversion Corp. (Electrical Components & Equipment)	2,385	72,957
Ameriprise Financial, Inc. (Diversified Financial Services)	2,385	129,983
AmerisourceBergen Corp. (Pharmaceuticals)	4,770	214,459
Analog Devices, Inc. (Semiconductors)	4,770	156,790
AON Corp. (Insurance)	7,155	252,858
Apartment Investment and Management Co.—Class A (REIT)	2,385	133,608
Apple Computer, Inc.* (Computers)	9,540	809,374
Applied Materials, Inc. (Semiconductors)	21,465	396,029
Archer-Daniels-Midland Co. (Agriculture)	6,360	203,266
Archstone-Smith Trust (REIT)	5,565	323,939
Ashland, Inc. (Chemicals)	1,590	109,996
AT&T, Inc. (Telecommunications)	92,220	3,296,864
AutoNation, Inc.* (Retail)	3,975	84,747
Avaya, Inc.* (Telecommunications)	8,745	122,255
Avery Dennison Corp. (Household Products/Wares)	1,590	108,009
Baker Hughes, Inc. (Oil & Gas Services)	3,180	237,419
Bank of America Corp. (Banks)	107,325	5,730,082
Bank of New York Co., Inc. (Banks)	18,285	719,880
Bausch & Lomb, Inc. (Healthcare-Products)	1,590	82,775
BB&T Corp. (Banks)	12,720	558,790
Bear Stearns Cos., Inc. (Diversified Financial Services)	3,180	517,640
BellSouth Corp. (Telecommunications)	43,725	2,059,885
Bemis Co., Inc. (Packaging & Containers)	2,385	81,043
Big Lots, Inc.* (Retail)	1,590	36,443
Biogen Idec, Inc.* (Biotechnology)	3,975	195,530
BMC Software, Inc.* (Software)	3,180	102,396
Boeing Co. (Aerospace/Defense)	8,745	776,906
Boston Properties, Inc. (REIT)	3,180	355,778
Bristol-Myers Squibb Co. (Pharmaceuticals)	46,905	1,234,540
Broadcom Corp.—Class A* (Semiconductors)	5,565	179,805
Brunswick Corp. (Leisure Time)	2,385	76,082
Burlington Northern Santa Fe Corp. (Transportation)	4,770	352,074
CA, Inc. (Software)	7,950	180,068
Carnival Corp.ADR (Leisure Time)	3,975	194,973
Caterpillar, Inc. (Machinery-Construction & Mining)	7,155	438,816
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	1,590	52,788
CBS Corp.—Class B (Media)	19,080	594,914
CenterPoint Energy, Inc. (Electric)	7,155	118,630
Centex Corp. (Home Builders)	1,590	89,470
CenturyTel, Inc. (Telecommunications)	2,385	104,129
ChevronTexaco Corp. (Oil & Gas)	24,645	1,812,147
Chubb Corp. (Insurance)	9,540	504,761
Ciena Corp.* (Telecommunications)	1,590	44,059
CIGNA Corp. (Insurance)	795	104,598
Cincinnati Financial Corp. (Insurance)	3,975	180,107
Circuit City Stores, Inc. (Retail)	3,180	60,356
CIT Group, Inc. (Diversified Financial Services)	4,770	266,023
Citigroup, Inc. (Diversified Financial Services)	117,660	6,553,662
Citizens Communications Co. (Telecommunications)	7,950	114,242
Clear Channel Communications, Inc. (Media)	5,565	197,780
CMS Energy Corp.* (Electric)	5,565	92,936
Coca-Cola Co. (Beverages)	19,875	958,968
Coca-Cola Enterprises, Inc. (Beverages)	6,360	129,871
Comcast Corp.—Special Class A* (Media)	34,185	1,447,051
Comerica, Inc. (Banks)	3,975	233,253
Compass Bancshares, Inc. (Banks)	1,590	94,844
Computer Sciences Corp.* (Computers)	3,975	212,146

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Compuware Corp.* (Software)	8,745	$72,846
Comverse Technology, Inc.* (Telecommunications)	2,385	50,347
ConAgra Foods, Inc. (Food)	11,925	321,975
ConocoPhillips (Oil & Gas)	39,750	2,860,012
CONSOL Energy, Inc. (Coal)	2,385	76,630
Consolidated Edison, Inc. (Electric)	6,360	305,725
Constellation Brands, Inc.* (Beverages)	2,385	69,213
Constellation Energy Group, Inc. (Electric)	1,590	109,503
Convergys Corp.* (Commercial Services)	1,590	37,810
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	1,590	143,784
Corning, Inc.* (Telecommunications)	27,030	505,731
Costco Wholesale Corp. (Retail)	11,130	588,443
CSX Corp. (Transportation)	10,335	355,834
Cummins, Inc. (Machinery-Diversified)	1,590	187,906
CVS Corp. (Retail)	8,745	270,308
Dean Foods Co.* (Food)	1,590	67,225
Deere & Co. (Machinery-Diversified)	3,180	302,323
Dillards, Inc.—Class A (Retail)	1,590	55,602
DIRECTV Group, Inc.* (Media)	11,925	297,410
Dollar General Corp. (Retail)	2,385	38,303
Dominion Resources, Inc. (Electric)	8,745	733,181
Dover Corp. (Miscellaneous Manufacturing)	3,180	155,884
Dow Jones & Co., Inc. (Media)	1,590	60,420
DTE Energy Co. (Electric)	3,975	192,430
Du Pont (Chemicals)	22,260	1,084,284
Duke Energy Corp. (Electric)	30,210	1,003,273
Dynegy, Inc.—Class A* (Pipelines)	8,745	63,314
E*TRADE Financial Corp.* (Diversified Financial Services)	4,770	106,943
Eastman Chemical Co. (Chemicals)	1,590	94,303
Eastman Kodak Co. (Miscellaneous Manufacturing)	7,155	184,599
Eaton Corp. (Miscellaneous Manufacturing)	3,180	238,945
Edison International (Electric)	3,975	180,783
El Paso Corp. (Pipelines)	16,695	255,100
Electronic Data Systems Corp. (Computers)	12,720	350,436
Eli Lilly & Co. (Pharmaceuticals)	11,925	621,293
Embarq Corp. (Telecommunications)	3,180	167,141
EMC Corp.* (Computers)	33,390	440,748
Emerson Electric Co. (Electrical Components & Equipment)	12,720	560,570
Entergy Corp. (Electric)	4,770	440,366
Equifax, Inc. (Commercial Services)	1,590	64,554
Equity Office Properties Trust (REIT)	8,745	421,247
Equity Residential Properties Trust (REIT)	7,155	363,116
Exelon Corp. (Electric)	7,950	492,026
Family Dollar Stores, Inc. (Retail)	1,590	46,635
Fannie Mae (Diversified Financial Services)	23,055	1,369,236
Federated Department Stores, Inc. (Retail)	12,720	485,014
FedEx Corp. (Transportation)	2,385	259,059
Fifth Third Bancorp (Banks)	13,515	553,169
First Horizon National Corp. (Banks)	3,180	132,860
FirstEnergy Corp. (Electric)	7,950	478,670
Fluor Corp. (Engineering & Construction)	1,590	129,824
Ford Motor Co. (Auto Manufacturers)	45,315	340,316
Fortune Brands, Inc. (Household Products/Wares)	1,590	135,770
FPL Group, Inc. (Electric)	9,540	519,167
Franklin Resources, Inc. (Diversified Financial Services)	1,590	175,170
Freddie Mac (Diversified Financial Services)	6,360	431,844
Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	4,770	265,832
Gannett Co., Inc. (Media)	5,565	336,460
General Electric Co. (Miscellaneous Manufacturing)	147,870	5,502,242
General Mills, Inc. (Food)	4,770	274,752
General Motors Corp. (Auto Manufacturers)	13,515	415,180
Genuine Parts Co. (Distribution/Wholesale)	3,975	188,535
Genworth Financial, Inc.—Class A (Diversified Financial Services)	10,335	353,560
Goodrich Corp. (Aerospace/Defense)	3,180	144,849
Halliburton Co. (Oil & Gas Services)	10,335	320,902
Harrah’s Entertainment, Inc. (Lodging)	1,590	131,525
Hartford Financial Services Group, Inc. (Insurance)	7,950	741,815
Hasbro, Inc. (Toys/Games/Hobbies)	3,975	108,319
Heinz (H.J.) Co. (Food)	7,950	357,830
Hercules, Inc.* (Chemicals)	1,590	30,703
Hess Corp. (Oil & Gas)	6,360	315,265
Hewlett-Packard Co. (Computers)	65,190	2,685,175
Hilton Hotels Corp. (Lodging)	3,975	138,728
Honeywell International, Inc. (Miscellaneous Manufacturing)	19,875	899,145
Huntington Bancshares, Inc. (Banks)	5,565	132,169
IAC/InterActiveCorp* (Internet)	5,565	206,795
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	4,770	220,326
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	7,155	279,975
Intel Corp. (Semiconductors)	75,525	1,529,380
International Paper Co. (Forest Products & Paper)	11,130	379,533
Interpublic Group of Cos., Inc.* (Advertising)	7,950	97,308
J.C. Penney Co., Inc. (Holding Company) (Retail)	5,565	430,508
J.P. Morgan Chase & Co. (Diversified Financial Services)	82,680	3,993,444
Janus Capital Group, Inc. (Diversified Financial Services)	3,180	68,656
JDS Uniphase Corp.* (Telecommunications)	3,975	66,224
Johnson Controls, Inc. (Auto Parts & Equipment)	4,770	409,839
Jones Apparel Group, Inc. (Apparel)	2,385	79,731
Juniper Networks, Inc.* (Telecommunications)	7,950	150,573
KB Home (Home Builders)	795	40,768
KeyCorp (Banks)	9,540	362,806
KeySpan Corp. (Gas)	3,975	163,691
Kimberly-Clark Corp. (Household Products/Wares)	4,770	324,121
Kimco Realty Corp. (REIT)	3,975	178,676
Kinder Morgan, Inc. (Pipelines)	2,385	252,214
King Pharmaceuticals, Inc.* (Pharmaceuticals)	1,590	25,313
Kroger Co. (Food)	17,490	403,493
Legg Mason, Inc. (Diversified Financial Services)	795	75,565
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	3,975	95,003
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	7,950	621,054
Lennar Corp.—Class A (Home Builders)	1,590	83,411
Limited, Inc. (Retail)	7,950	230,073
Lincoln National Corp. (Insurance)	7,155	475,092
Linear Technology Corp. (Semiconductors)	3,180	96,418
Lockheed Martin Corp. (Aerospace/Defense)	4,770	439,174
Loews Corp. (Insurance)	11,130	461,561
LSI Logic Corp.* (Semiconductors)	6,360	57,240
M&T Bank Corp. (Banks)	795	97,117
Manor Care, Inc. (Healthcare-Services)	795	37,301
Marathon Oil Corp. (Oil & Gas)	8,745	808,913
Marriott International, Inc.—Class A (Lodging)	3,180	151,750
Marsh & McLennan Cos., Inc. (Insurance)	13,515	414,370
Marshall & Ilsley Corp. (Banks)	6,360	305,980
Masco Corp. (Building Materials)	9,540	284,960
Mattel, Inc. (Toys/Games/Hobbies)	4,770	108,088
Maxim Integrated Products, Inc. (Semiconductors)	3,180	97,372
MBIA, Inc. (Insurance)	1,590	116,165
McDonald’s Corp. (Retail)	13,515	599,119
McKesson Corp. (Commercial Services)	7,155	362,759
MeadWestvaco Corp. (Forest Products & Paper)	3,975	119,489
Medco Health Solutions, Inc.* (Pharmaceuticals)	7,155	382,363
MedImmune, Inc.* (Biotechnology)	3,180	102,937
Mellon Financial Corp. (Banks)	6,360	268,074

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Merck & Co., Inc. (Pharmaceuticals)	51,675	$2,253,029
Meredith Corp. (Media)	795	44,798
Merrill Lynch & Co., Inc. (Diversified Financial Services)	21,465	1,998,392
MetLife, Inc. (Insurance)	10,335	609,868
MGIC Investment Corp. (Insurance)	795	49,719
Micron Technology, Inc.* (Semiconductors)	18,285	255,259
Microsoft Corp. (Software)	91,425	2,729,950
Molex, Inc. (Electrical Components & Equipment)	2,385	75,438
Molson Coors Brewing Co.—Class B (Beverages)	795	60,770
Monsanto Co. (Agriculture)	7,155	375,852
Monster Worldwide, Inc.* (Internet)	1,590	74,158
Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	25,440	2,071,579
Motorola, Inc. (Telecommunications)	58,035	1,193,200
National City Corp. (Banks)	15,105	552,239
NCR Corp.* (Computers)	2,385	101,983
Newell Rubbermaid, Inc. (Housewares)	6,360	184,122
News Corp.—Class A (Media)	36,570	785,524
NICOR, Inc. (Gas)	795	37,206
NiSource, Inc. (Electric)	6,360	153,276
Nordstrom, Inc. (Retail)	2,385	117,676
Norfolk Southern Corp. (Transportation)	6,360	319,844
Northern Trust Corp. (Banks)	2,385	144,746
Northrop Grumman Corp. (Aerospace/Defense)	7,950	538,215
Novell, Inc.* (Software)	7,950	49,290
Novellus Systems, Inc.* (Semiconductors)	1,590	54,728
Occidental Petroleum Corp. (Oil & Gas)	7,155	349,379
Office Depot, Inc.* (Retail)	3,180	121,381
OfficeMax, Inc. (Retail)	1,590	78,944
PACCAR, Inc. (Auto Manufacturers)	5,565	361,169
Pall Corp. (Miscellaneous Manufacturing)	1,590	54,935
Parker Hannifin Corp. (Miscellaneous Manufacturing)	3,180	244,478
Peabody Energy Corp. (Coal)	3,975	160,630
Peoples Energy Corp. (Gas)	795	35,433
PerkinElmer, Inc. (Electronics)	3,180	70,691
Pfizer, Inc. (Pharmaceuticals)	75,525	1,956,097
PG&E Corp. (Electric)	7,950	376,274
Phelps Dodge Corp. (Mining)	3,180	380,710
Pinnacle West Capital Corp. (Electric)	2,385	120,776
Plum Creek Timber Co., Inc. (Forest Products & Paper)	3,975	158,404
PMC-Sierra, Inc.* (Semiconductors)	3,180	21,338
PNC Financial Services Group (Banks)	7,155	529,756
PPG Industries, Inc. (Chemicals)	3,975	255,235
PPL Corp. (Electric)	8,745	313,421
Principal Financial Group, Inc. (Insurance)	3,975	233,333
Progress Energy, Inc. (Electric)	6,360	312,149
Prologis (REIT)	5,565	338,185
Prudential Financial, Inc. (Insurance)	11,130	955,621
Public Service Enterprise Group, Inc. (Electric)	6,360	422,177
Public Storage, Inc. (REIT)	1,590	155,025
Pulte Homes, Inc. (Home Builders)	2,385	78,991
Qwest Communications International, Inc.* (Telecommunications)	38,160	319,399
R.R. Donnelley & Sons Co. (Commercial Services)	5,565	197,780
Raytheon Co. (Aerospace/Defense)	10,335	545,688
Realogy Corp.* (Real Estate)	4,770	144,626
Regions Financial Corp. (Banks)	17,490	654,126
Reynolds American, Inc. (Agriculture)	3,975	260,243
Robert Half International, Inc. (Commercial Services)	2,385	88,531
Rockwell International Corp. (Machinery-Diversified)	2,385	145,676
Rohm & Haas Co. (Chemicals)	3,180	162,562
Rowan Cos., Inc. (Oil & Gas)	2,385	79,182
Ryder System, Inc. (Transportation)	1,590	81,185
Sabre Holdings Corp. (Leisure Time)	3,180	101,410
SAFECO Corp. (Insurance)	2,385	149,182
Safeway, Inc. (Food)	10,335	357,178
Sanmina-SCI Corp.* (Electronics)	12,720	43,884
Sara Lee Corp. (Food)	17,490	297,855
Schering-Plough Corp. (Pharmaceuticals)	20,670	488,639
Schlumberger, Ltd.ADR (Oil & Gas Services)	15,105	954,032
Schwab (Diversified Financial Services)	14,310	276,755
Sealed Air Corp. (Packaging & Containers)	795	51,611
Sears Holdings Corp.* (Retail)	2,385	400,513
Sempra Energy (Gas)	6,360	355,969
Sherwin-Williams Co. (Chemicals)	795	50,546
Simon Property Group, Inc. (REIT)	5,565	563,679
Snap-on, Inc. (Hand/Machine Tools)	1,590	75,748
Solectron Corp.* (Electronics)	22,260	71,677
Southern Co. (Electric)	17,490	644,681
Southwest Airlines Co. (Airlines)	11,925	182,691
Sovereign Bancorp, Inc. (Savings & Loans)	5,565	141,295
Spectra Energy Corp.* (Pipelines)	11,925	330,918
Sprint Corp. (Telecommunications)	69,165	1,306,527
St. Paul Cos., Inc. (Insurance)	16,695	896,355
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	3,180	198,749
State Street Corp. (Banks)	3,975	268,074
Sun Microsystems, Inc.* (Computers)	65,190	353,330
Sunoco, Inc. (Oil & Gas)	1,590	99,152
SunTrust Banks, Inc. (Banks)	8,745	738,515
SuperValu, Inc. (Food)	4,770	170,528
Symbol Technologies, Inc. (Electronics)	3,975	59,387
Synovus Financial Corp. (Banks)	3,975	122,549
T. Rowe Price Group, Inc. (Diversified Financial Services)	3,180	139,189
Target Corp. (Retail)	6,360	362,838
TECO Energy, Inc. (Electric)	4,770	82,187
Tektronix, Inc. (Electronics)	1,590	46,380
Tellabs, Inc.* (Telecommunications)	10,335	106,037
Temple-Inland, Inc. (Forest Products & Paper)	2,385	109,782
Tenet Healthcare Corp.* (Healthcare-Services)	11,130	77,576
Teradyne, Inc.* (Semiconductors)	4,770	71,359
Terex Corp.* (Machinery-Construction & Mining)	1,590	102,682
Texas Instruments, Inc. (Semiconductors)	21,465	618,192
Textron, Inc. (Miscellaneous Manufacturing)	3,180	298,189
The Dow Chemical Co. (Chemicals)	23,055	920,817
The E.W. Scripps Co.—Class A (Media)	795	39,702
The Gap, Inc. (Retail)	6,360	124,020
The Goldman Sachs Group, Inc. (Diversified Financial Services)	6,360	1,267,866
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	3,975	83,435
The New York Times Co.—Class A (Media)	3,180	77,465
The Stanley Works (Hand/Machine Tools)	1,590	79,961
Thermo Electron Corp.* (Electronics)	5,565	252,039
Time Warner, Inc. (Media)	95,400	2,077,812
Torchmark Corp. (Insurance)	795	50,689
Transocean Sedco Forex, Inc.*ADR (Oil & Gas)	3,975	321,538
Tribune Co. (Media)	4,770	146,821
TXU Corp. (Electric)	11,130	603,357
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	47,700	1,450,079
Tyson Foods, Inc.—Class A (Food)	6,360	104,622
U.S. Bancorp (Banks)	42,135	1,524,866
Union Pacific Corp. (Transportation)	6,360	585,247
Unisys Corp.* (Computers)	7,950	62,328
United Parcel Service, Inc.—Class B (Transportation)	8,745	655,701
United States Steel Corp. (Iron/Steel)	3,180	232,585
Univision Communications, Inc.—Class A* (Media)	2,385	84,477

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

UnumProvident Corp. (Insurance)	7,950	$165,201
UST, Inc. (Agriculture)	1,590	92,538
V.F. Corp. (Apparel)	1,590	130,507
Valero Energy Corp. (Oil & Gas)	5,565	284,705
VeriSign, Inc.* (Internet)	3,180	76,479
Verizon Communications, Inc. (Telecommunications)	69,960	2,605,310
Viacom, Inc.—Class B* (Media)	10,335	424,045
Vornado Realty Trust (REIT)	1,590	193,185
Vulcan Materials Co. (Building Materials)	1,590	142,893
W.W. Grainger, Inc. (Distribution/Wholesale)	795	55,602
Wachovia Corp. (Banks)	45,315	2,580,689
Walt Disney Co. (Media)	28,620	980,807
Washington Mutual, Inc. (Savings & Loans)	22,260	1,012,608
Waste Management, Inc. (Environmental Control)	12,720	467,715
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	795	20,694
Weatherford International, Ltd.*ADR (Oil & Gas Services)	3,180	132,892
WellPoint, Inc.* (Healthcare-Services)	8,745	688,144
Wells Fargo & Co. (Banks)	81,090	2,883,560
Wendy’s International, Inc. (Retail)	795	26,307
Western Union Co. (Commercial Services)	9,540	213,887
Weyerhaeuser Co. (Forest Products & Paper)	5,565	393,166
Whirlpool Corp. (Home Furnishings)	1,590	132,002
Whole Foods Market, Inc. (Food)	1,590	74,619
Williams Cos., Inc. (Pipelines)	9,540	249,185
Windstream Corp. (Telecommunications)	11,130	158,269
Wyndham Worldwide Corp. (Lodging)	4,770	152,735
Xcel Energy, Inc. (Electric)	9,540	219,992
Xerox Corp.* (Office/Business Equipment)	23,055	390,782
Xilinx, Inc. (Semiconductors)	3,975	94,645
XL Capital, Ltd.—Class A (Insurance)	3,975	286,280
Zions Bancorp (Banks)	2,385	196,619

TOTAL COMMON STOCKS
(Cost $141,421,623)		156,941,316

Repurchase Agreements (0.2%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $327,182 (Collateralized by $319,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $333,664)	$327,000	327,000

TOTAL REPURCHASE AGREEMENTS
(Cost $327,000)		327,000

TOTAL INVESTMENT SECURITIES
(Cost $141,748,623)—100.3%		157,268,316
Net other assets (liabilities)—(0.3)%		(484,392)

NET ASSETS—100.0%		$156,783,924

*	Non-income producing security
REIT	Real Estate Investment Trust
ADR	American Depositary Receipt

Futures Contracts Purchased
	Contracts	Unrealized Appreciation (Depreciation)

E-Mini S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $142,675)	2	$583

ProFund VP Large-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.1%
Aerospace/Defense	1.6%
Agriculture	2.0%
Airlines	0.1%
Apparel	0.1%
Auto Manufacturers	0.7%
Auto Parts & Equipment	0.3%
Banks	12.4%
Beverages	0.8%
Biotechnology	0.2%
Building Materials	0.3%
Chemicals	2.0%
Coal	0.2%
Commercial Services	0.6%
Computers	3.2%
Distribution/Wholesale	0.2%
Diversified Financial Services	13.0%
Electric	5.6%
Electrical Components & Equipment	0.5%
Electronics	0.5%
Engineering & Construction	0.1%
Environmental Control	0.3%
Food	1.6%
Forest Products & Paper	0.7%
Gas	0.4%
Hand/Machine Tools	0.1%
Healthcare-Products	0.1%
Healthcare-Services	0.9%
Home Builders	0.2%
Home Furnishings	0.1%
Household Products\Wares	0.4%
Housewares	0.1%
Insurance	5.3%
Internet	0.2%
Iron/Steel	0.2%
Leisure Time	0.2%
Lodging	0.5%
Machinery-Construction & Mining	0.3%
Machinery-Diversified	0.4%
Media	4.8%
Mining	0.8%
Miscellaneous Manufacturing	6.5%
Office/Business Equipment	0.2%
Oil & Gas	4.4%
Oil & Gas Services	1.0%
Packaging & Containers	0.1%
Pharmaceuticals	5.1%
Pipelines	0.7%
Real Estate	0.1%
Real Estate Investment Trust	1.9%
Retail	2.7%
Savings & Loans	0.7%
Semiconductors	2.5%
Software	2.0%
Telecommunications	8.3%
Toys/Games/Hobbies	0.1%
Transportation	1.7%
Other**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Value

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $141,421,623)	$156,941,316
Repurchase agreements, at cost	327,000

Total Investment Securities	157,268,316
Cash	4,793
Segregated cash balances with brokers for futures contracts	5,996
Dividends and interest receivable	204,328
Receivable for investments sold	28,651
Prepaid expenses	1,349

Total Assets	157,513,433

Liabilities:
Payable for investments purchased	331,038
Payable for capital shares redeemed	185,947
Variation margin on futures contracts	725
Advisory fees payable	94,725
Management services fees payable	12,630
Administration fees payable	2,794
Administrative services fees payable	32,149
Distribution fees payable	24,889
Trustee fees payable	17
Transfer agency fees payable	2,707
Fund accounting fees payable	4,111
Compliance services fees payable	1,933
Other accrued expenses	35,844

Total Liabilities	729,509

Net Assets	$156,783,924

Net Assets consist of:
Capital	$140,371,940
Accumulated net investment income (loss)	581,367
Accumulated net realized gains (losses) on investments	310,341
Net unrealized appreciation (depreciation) on investments	15,520,276

Net Assets	$156,783,924

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,917,362

Net Asset Value (offering and redemption price per share)	$40.02

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$2,075,166
Interest	12,040

Total Investment Income	2,087,206

Expenses:
Advisory fees	663,016
Management services fees	132,604
Administration fees	27,320
Transfer agency fees	26,356
Administrative services fees	340,662
Distribution fees	221,005
Custody fees	40,181
Fund accounting fees	40,222
Trustee fees	1,163
Compliance services fees	2,213
Other fees	42,961

Total Gross Expenses before reductions	1,537,703
Less Expenses reduced by the Advisor	(31,864)

Total Net Expenses	1,505,839

Net Investment Income (Loss)	581,367

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	3,243,469
Net realized gains (losses) on futures contracts	11,058
Change in net unrealized appreciation/depreciation on investments	12,206,799

Net Realized and Unrealized Gains (Losses) on Investments	15,461,326

Change in Net Assets Resulting from Operations	$16,042,693

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Value
Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$581,367	$151,819
Net realized gains (losses) on investments	3,254,527	(1,538,675)
Change in net unrealized appreciation/depreciation on investments	12,206,799	3,198,933

Change in net assets resulting from operations	16,042,693	1,812,077

Distributions to Shareholders From:
Net investment income	(151,819)	(373)
Net realized gains on investments	(1,297,656)	(257,707)

Change in net assets resulting from distributions	(1,449,475)	(258,080)

Capital Transactions:
Proceeds from shares issued	332,069,125	240,936,047
Dividends reinvested	1,449,475	258,080
Value of shares redeemed	(270,450,246)	(168,547,854)

Change in net assets resulting from capital transactions	63,068,354	72,646,273

Change in net assets	77,661,572	74,200,270
Net Assets:
Beginning of period	79,122,352	4,922,082

End of period	$156,783,924	$79,122,352

Accumulated net investment income (loss)	$581,367	$151,819

Share Transactions:
Issued	8,936,447	7,248,098
Reinvested	39,420	7,620
Redeemed	(7,368,021)	(5,093,212)

Change in shares	1,607,846	2,162,506

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Value
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the Period
	year ended	year ended	May 3, 2004(a) through
	December 31, 2006	December 31, 2005	December 31, 2004

Net Asset Value, Beginning of Period	$34.26	$33.48	$30.00

Investment Activities:
Net investment income (loss)(b)	0.24	0.13	—	(c)
Net realized and unrealized gains (losses) on investments	6.09	0.94	3.48

Total income (loss) from investment activities	6.33	1.07	3.48

Distributions to Shareholders From:
Net investment income	(0.06)	— (c)	—
Net realized gains on investments	(0.51)	(0.29)	—

Total distributions	(0.57)	(0.29)	—

Net Asset Value, End of Period	$40.02	$34.26	$33.48

Total Return	18.67%	3.21%	11.60	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.74%	2.00%	2.04%
Net expenses(e)	1.70%	1.98%	1.98%
Net investment income (loss)(e)	0.66%	0.40%	(0.01)%

Supplemental Data:
Net assets, end of period (000’s)	$156,784	$79,122	$4,922
Portfolio turnover rate(f)	277%	499%	1,352	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Large-Cap Growth

The ProFund VP Large-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Growth Index.1 For the period ended December 31, 2006, the Fund had a total return of 9.06%, compared to a total return of 11.04%2,4 for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500/Citigroup Growth Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have growth characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P 500/Barra Growth Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Cisco Systems (+59.64%), Exxon Mobil (+39.07%), and International Business Machines (+19.77%), while the bottom three performers in this group were WalMart (+0.13%), American International Group (+6.05%), and General Electric (+9.35%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Growth from May 3, 2004 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/3/04)

ProFund VP Large-Cap Growth	9.06%	5.71%

S&P 500/Citigroup Growth Index	11.04%	7.80%
Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P 500/Barra Growth Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P 500/Barra Growth Index represents performance from May 3, 2004 to December 16, 2005 and the S&P 500/Citigroup Growth Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Large-Cap Growth

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Large-Cap Growth seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P 500/Citigroup Growth Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	99.9%
Futures Contracts	0.1%

Total Exposure	100.0%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
S&P 500/Citigroup Growth Index - Composition
% of Index

Consumer Non-Cyclical	29.1%
Energy	13.8%
Technology	13.4%
Consumer Cyclical	11.4%
Financial	10.3%
Industrial	9.8%
Communications	9.7%
Basic Materials	1.7%
Utilities	0.8%

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks (99.9%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	5,808	$452,617
Abbott Laboratories (Pharmaceuticals)	10,648	518,664
Adobe Systems, Inc.* (Software)	7,260	298,531
Affiliated Computer Services, Inc.—Class A* (Computers)	1,452	70,916
AFLAC, Inc. (Insurance)	3,872	178,112
Agilent Technologies, Inc.* (Electronics)	1,452	50,602
Allegheny Energy, Inc.* (Electric)	484	22,220
Allegheny Technologies, Inc. (Iron/Steel)	484	43,889
Allergan, Inc. (Pharmaceuticals)	1,936	231,817
Altera Corp.* (Semiconductors)	2,420	47,626
Altria Group, Inc. (Agriculture)	13,068	1,121,497
Amazon.com, Inc.* (Internet)	3,872	152,789
Ambac Financial Group, Inc. (Insurance)	1,452	129,330
AmericanExpressCo.(Diversified Financial Services)	15,004	910,292
American International Group, Inc. (Insurance)	32,428	2,323,790
American Power Conversion Corp. (Electrical Components & Equipment)	968	29,611
American Standard Cos. (Building Materials)	1,936	88,766
Ameriprise Financial, Inc. (Diversified Financial Services)	1,936	105,512
Amgen, Inc.* (Biotechnology)	14,520	991,862
Anadarko Petroleum Corp. (Oil & Gas)	5,808	252,764
Analog Devices, Inc. (Semiconductors)	1,936	63,636
Anheuser-Busch Cos., Inc. (Beverages)	9,680	476,256
Apache Corp. (Oil & Gas)	3,872	257,527
Apollo Group, Inc.—Class A* (Commercial Services)	1,936	75,446
Apple Computer, Inc.* (Computers)	5,324	451,688
Applera Corp.—Applied Biosystems Group (Electronics)	2,420	88,790
Applied Materials, Inc. (Semiconductors)	5,808	107,158
Archer-Daniels-Midland Co. (Agriculture)	4,840	154,686
Autodesk, Inc.* (Software)	2,904	117,496
Automatic Data Processing, Inc. (Software)	6,776	333,718
AutoZone, Inc.* (Retail)	484	55,931
Avaya, Inc.* (Telecommunications)	968	13,533
Avery Dennison Corp. (Household Products/Wares)	484	32,878
Avon Products, Inc. (Cosmetics/Personal Care)	5,324	175,905
Baker Hughes, Inc. (Oil & Gas Services)	2,420	180,677
Ball Corp. (Packaging & Containers)	1,452	63,307
Bard (C.R.), Inc. (Healthcare-Products)	1,452	120,472
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	1,452	72,774
Baxter International, Inc. (Healthcare-Products)	8,228	381,697
Becton, Dickinson & Co. (Healthcare-Products)	2,904	203,716
Bed Bath & Beyond, Inc.* (Retail)	3,388	129,083
Best Buy Co., Inc. (Retail)	4,840	238,080
Big Lots, Inc.* (Retail)	484	11,093
Biogen Idec, Inc.* (Biotechnology)	2,420	119,040
Biomet, Inc. (Healthcare-Products)	2,904	119,848
BJ Services Co. (Oil & Gas Services)	3,872	113,527
Black & Decker Corp. (Hand/Machine Tools)	968	77,411
BMC Software, Inc.* (Software)	968	31,170
Boeing Co. (Aerospace/Defense)	5,324	472,984
Boston Scientific Corp.* (Healthcare-Products)	14,520	249,454
Broadcom Corp.—Class A* (Semiconductors)	2,904	93,828
Brown-Forman Corp. (Beverages)	968	64,120
Burlington Northern Santa Fe Corp. (Transportation)	1,936	142,896
CA, Inc. (Software)	968	21,925
Campbell Soup Co. (Food)	2,904	112,937
Capital One Financial Corp. (Diversified Financial Services)	4,840	371,809
Cardinal Health, Inc. (Pharmaceuticals)	4,840	311,841
Caremark Rx, Inc. (Pharmaceuticals)	5,324	304,054
Carnival Corp.ADR (Leisure Time)	3,388	166,181
Caterpillar, Inc. (Machinery-Construction & Mining)	4,356	267,153
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	1,452	48,206
Celgene Corp.* (Biotechnology)	4,840	278,445
Centex Corp. (Home Builders)	968	54,469
Chesapeake Energy Corp. (Oil & Gas)	5,324	154,662
ChevronTexaco Corp. (Oil & Gas)	14,036	1,032,067
Chicago Mercantile Exchange (Diversified Financial Services)	484	246,719
Ciena Corp.* (Telecommunications)	484	13,412
CIGNA Corp. (Insurance)	484	63,680
Cintas Corp. (Textiles)	1,452	57,659
Cisco Systems, Inc.* (Telecommunications)	75,020	2,050,297
Citrix Systems, Inc.* (Software)	2,420	65,461
Clear Channel Communications, Inc. (Media)	2,904	103,208
Clorox Co. (Household Products/Wares)	1,936	124,194
Coach, Inc.* (Apparel)	4,356	187,134

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Coca-Cola Co. (Beverages)	15,004	$723,943
Cognizant Technology Solutions Corp.* (Computers)	1,936	149,382
Colgate-Palmolive Co. (Cosmetics/Personal Care)	6,292	410,490
Comcast Corp.—Special Class A* (Media)	8,228	348,291
Commerce Bancorp, Inc. (Banks)	2,420	85,353
Compass Bancshares, Inc. (Banks)	484	28,871
Comverse Technology, Inc.* (Telecommunications)	968	20,434
CONSOL Energy, Inc. (Coal)	968	31,102
Constellation Brands, Inc.* (Beverages)	1,452	42,137
Constellation Energy Group, Inc. (Electric)	1,452	99,999
Convergys Corp.* (Commercial Services)	968	23,019
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	484	43,768
Corning, Inc.* (Telecommunications)	5,324	99,612
Countrywide Credit Industries, Inc. (Diversified Financial Services)	7,744	328,733
Coventry Health Care, Inc.* (Healthcare-Services)	1,936	96,897
CVS Corp. (Retail)	5,808	179,525
D.R. Horton, Inc. (Home Builders)	3,388	89,749
Danaher Corp. (Miscellaneous Manufacturing)	2,904	210,366
Darden Restaurants, Inc. (Retail)	1,936	77,769
Dean Foods Co.* (Food)	968	40,927
Deere & Co. (Machinery-Diversified)	1,452	138,042
Dell, Inc.* (Computers)	28,072	704,326
Devon Energy Corp. (Oil & Gas)	5,324	357,134
DIRECTV Group, Inc.* (Media)	3,388	84,497
Dollar General Corp. (Retail)	2,420	38,865
Dover Corp. (Miscellaneous Manufacturing)	968	47,451
E*TRADE Financial Corp.* (Diversified Financial Services)	2,904	65,108
eBay, Inc.* (Internet)	14,520	436,616
Ecolab, Inc. (Chemicals)	2,420	109,384
Edison International (Electric)	1,936	88,049
Electronic Arts, Inc.* (Software)	3,872	194,994
Eli Lilly & Co. (Pharmaceuticals)	5,808	302,597
EMC Corp.* (Computers)	10,164	134,165
Emerson Electric Co. (Electrical Components & Equipment)	3,388	149,309
EOG Resources, Inc. (Oil & Gas)	2,904	181,355
Equifax, Inc. (Commercial Services)	968	39,301
Exelon Corp. (Electric)	3,872	239,639
Express Scripts, Inc.* (Pharmaceuticals)	1,452	103,963
Exxon Mobil Corp. (Oil & Gas)	72,116	5,526,249
Family Dollar Stores, Inc. (Retail)	968	28,391
Federated Investors, Inc.—Class B (Diversified Financial Services)	968	32,699
FedEx Corp. (Transportation)	2,420	262,860
Fidelity National Information Services, Inc. (Software)	1,936	77,614
First Data Corp. (Software)	9,680	247,034
Fiserv, Inc.* (Software)	1,936	101,485
Fluor Corp. (Engineering & Construction)	484	39,519
Forest Laboratories, Inc.* (Pharmaceuticals)	3,872	195,923
Fortune Brands, Inc. (Household Products/Wares)	968	82,658
Franklin Resources, Inc. (Diversified Financial Services)	968	106,645
Freddie Mac (Diversified Financial Services)	5,324	361,500
General Dynamics Corp. (Aerospace/Defense)	4,840	359,854
General Electric Co. (Miscellaneous Manufacturing)	51,304	1,909,023
General Mills, Inc. (Food)	1,936	111,514
Genzyme Corp.* (Biotechnology)	3,388	208,633
Gilead Sciences, Inc.* (Pharmaceuticals)	5,808	377,113
Google, Inc.—Class A* (Internet)	2,420	1,114,361
H&R Block, Inc. (Commercial Services)	3,872	89,211
Halliburton Co. (Oil & Gas Services)	6,776	210,395
Harley-Davidson, Inc. (Leisure Time)	3,388	238,753
Harman International Industries, Inc. (Home Furnishings)	968	96,713
Harrah’s Entertainment, Inc. (Lodging)	1,452	120,109
Health Management Associates, Inc.—Class A (Healthcare-Services)	2,904	61,303
Hercules, Inc.* (Chemicals)	484	9,346
Hilton Hotels Corp. (Lodging)	2,904	101,350
Home Depot, Inc. (Retail)	25,168	1,010,747
Hospira, Inc.* (Pharmaceuticals)	1,936	65,011
Humana, Inc.* (Healthcare-Services)	1,936	107,080
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	2,420	111,780
IMS Health, Inc. (Software)	2,420	66,502
Intel Corp. (Semiconductors)	31,944	646,867
International Business Machines Corp. (Computers)	18,876	1,833,804
International Flavors & Fragrances, Inc. (Chemicals)	968	47,587
International Game Technology (Entertainment)	4,356	201,247
Interpublic Group of Cos., Inc.* (Advertising)	1,452	17,772
Intuit, Inc.* (Software)	4,356	132,902
ITT Industries, Inc. (Miscellaneous Manufacturing)	2,420	137,504
Jabil Circuit, Inc. (Electronics)	2,420	59,411
Janus Capital Group, Inc. (Diversified Financial Services)	968	20,899
JDS Uniphase Corp.* (Telecommunications)	484	8,063
Johnson & Johnson (Healthcare-Products)	35,816	2,364,572
Juniper Networks, Inc.* (Telecommunications)	2,904	55,002
KB Home (Home Builders)	484	24,820
Kellogg Co. (Food)	2,904	145,374
Kimberly-Clark Corp. (Household Products/Wares)	3,388	230,215
Kimco Realty Corp. (REIT)	968	43,512
King Pharmaceuticals, Inc.* (Pharmaceuticals)	1,936	30,821
KLA-Tencor Corp. (Semiconductors)	2,420	120,395
Kohls Corp.* (Retail)	3,872	264,961
L-3 Communications Holdings, Inc	1,452	118,745
Laboratory Corp. of America Holdings* (Healthcare-Services)	1,452	106,678
Legg Mason, Inc. (Diversified Financial Services)	968	92,008
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	2,420	189,050
Lennar Corp.—Class A (Home Builders)	968	50,781
Lexmark International, Inc.—Class A* (Computers)	1,452	106,286
Linear Technology Corp. (Semiconductors)	2,420	73,374
Liz Claiborne, Inc. (Apparel)	1,452	63,104
Lockheed Martin Corp. (Aerospace/Defense)	1,936	178,248
Lowe’s Cos., Inc. (Retail)	18,876	587,987
LSI Logic Corp.* (Semiconductors)	1,936	17,424
M&T Bank Corp. (Banks)	484	59,125
Manor Care, Inc. (Healthcare-Services)	484	22,709
Marriott International, Inc.—Class A (Lodging)	2,420	115,482
Mattel, Inc. (Toys/Games/Hobbies)	1,936	43,870
Maxim Integrated Products, Inc. (Semiconductors)	2,420	74,100
MBIA, Inc. (Insurance)	968	70,722
McCormick & Co., Inc. (Food)	1,452	55,989
McDonald’s Corp. (Retail)	8,228	364,747
McGraw-Hill Cos., Inc. (Media)	4,356	296,295
MedImmune, Inc.* (Biotechnology)	1,452	47,001
Medtronic, Inc. (Healthcare-Products)	14,036	751,066
Mellon Financial Corp. (Banks)	1,936	81,602
Meredith Corp. (Media)	484	27,273
MetLife, Inc. (Insurance)	3,872	228,487
MGIC Investment Corp. (Insurance)	484	30,269
Microsoft Corp. (Software)	60,016	1,792,077
Millipore Corp.* (Biotechnology)	484	32,234
Molex, Inc. (Electrical Components & Equipment)	484	15,309

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Monsanto Co. (Agriculture)	2,904	$152,547
Monster Worldwide, Inc.* (Internet)	484	22,574
Moody’s Corp. (Commercial Services)	2,904	200,550
Murphy Oil Corp. (Oil & Gas)	2,420	123,057
Mylan Laboratories, Inc. (Pharmaceuticals)	2,420	48,303
Nabors Industries, Ltd.*ADR (Oil & Gas)	3,872	115,308
National Semiconductor Corp. (Semiconductors)	3,388	76,908
National-Oilwell Varco, Inc.* (Oil & Gas Services)	1,936	118,444
NCR Corp.* (Computers)	968	41,392
Network Appliance, Inc.* (Computers)	4,840	190,115
Newmont Mining Corp. (Mining)	5,808	262,231
News Corp.—Class A (Media)	9,680	207,926
NIKE, Inc.—Class B (Apparel)	2,420	239,652
Noble Corp.ADR (Oil & Gas)	1,452	110,570
Nordstrom, Inc. (Retail)	1,936	95,522
Norfolk Southern Corp. (Transportation)	1,936	97,361
Northern Trust Corp. (Banks)	968	58,748
Novellus Systems, Inc.* (Semiconductors)	484	16,659
Nucor Corp. (Iron/Steel)	3,872	211,644
NVIDIA Corp.* (Semiconductors)	4,356	161,216
Occidental Petroleum Corp. (Oil & Gas)	6,776	330,872
Office Depot, Inc.* (Retail)	1,936	73,897
Omnicom Group, Inc. (Advertising)	1,936	202,390
Oracle Corp.* (Software)	49,368	846,167
Pactiv Corp.* (Packaging & Containers)	1,452	51,822
Pall Corp. (Miscellaneous Manufacturing)	968	33,444
Patterson Cos., Inc.* (Healthcare-Products)	1,936	68,747
Paychex, Inc. (Commercial Services)	4,356	172,236
Peabody Energy Corp. (Coal)	968	39,117
PepsiCo, Inc. (Beverages)	20,328	1,271,517
Pfizer, Inc. (Pharmaceuticals)	49,852	1,291,166
Phelps Dodge Corp. (Mining)	968	115,889
Pitney Bowes, Inc. (Office/Business Equipment)	2,904	134,136
PMC-Sierra, Inc.* (Semiconductors)	968	6,495
Praxair, Inc. (Chemicals)	3,872	229,726
Principal Financial Group, Inc. (Insurance)	1,452	85,232
Procter & Gamble Co. (Cosmetics/Personal Care)	39,204	2,519,641
Progressive Corp. (Insurance)	9,680	234,450
Public Storage, Inc. (REIT)	484	47,190
Pulte Homes, Inc. (Home Builders)	1,452	48,090
QLogic Corp.* (Semiconductors)	1,936	42,437
Qualcomm, Inc. (Telecommunications)	20,328	768,195
Quest Diagnostics, Inc. (Healthcare-Services)	1,936	102,608
Questar Corp. (Pipelines)	968	80,393
RadioShack Corp. (Retail)	1,452	24,365
Robert Half International, Inc. (Commercial Services)	968	35,932
Rockwell Collins, Inc. (Aerospace/Defense)	1,936	122,529
Rockwell International Corp. (Machinery-Diversified)	968	59,125
SanDisk Corp.* (Computers)	2,904	124,959
Schering-Plough Corp. (Pharmaceuticals)	7,744	183,068
Schlumberger, Ltd.ADR (Oil & Gas Services)	6,776	427,973
Schwab (Diversified Financial Services)	5,324	102,966
Sealed Air Corp. (Packaging & Containers)	484	31,421
Sherwin-Williams Co. (Chemicals)	968	61,545
Sigma-Aldrich Corp. (Chemicals)	968	75,233
SLM Corp. (Diversified Financial Services)	4,840	236,047
Smith International, Inc. (Oil & Gas Services)	2,420	99,389
Southwest Airlines Co. (Airlines)	3,388	51,904
Sovereign Bancorp, Inc. (Savings & Loans)	1,452	36,866
Spectra Energy Corp.* (Pipelines)	1,452	40,293
St. Jude Medical, Inc.* (Healthcare-Products)	4,356	159,255
Staples, Inc. (Retail)	9,196	245,533
Starbucks Corp.* (Retail)	9,196	325,722
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	968	60,500
State Street Corp. (Banks)	2,420	163,205
Stryker Corp. (Healthcare-Products)	3,872	213,386
Sun Microsystems, Inc.* (Computers)	10,164	55,089
Sunoco, Inc. (Oil & Gas)	968	60,364
Symantec Corp.* (Internet)	11,616	242,194
Symbol Technologies, Inc. (Electronics)	968	14,462
Synovus Financial Corp. (Banks)	1,936	59,687
Sysco Corp. (Food)	7,744	284,669
T. Rowe Price Group, Inc. (Diversified Financial Services)	1,936	84,739
Target Corp. (Retail)	7,260	414,183
Tektronix, Inc. (Electronics)	484	14,118
Terex Corp.* (Machinery-Construction & Mining)	484	31,257
Texas Instruments, Inc. (Semiconductors)	7,260	209,088
The AES Corp.* (Electric)	8,228	181,345
The E.W. Scripps Co.—Class A (Media)	484	24,171
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	1,452	59,271
The Gap, Inc. (Retail)	3,388	66,066
The Goldman Sachs Group, Inc. (Diversified Financial Services)	1,936	385,941
The Hershey Co. (Food)	1,936	96,413
The Pepsi Bottling Group, Inc. (Beverages)	1,936	59,842
Thermo Electron Corp.* (Electronics)	2,420	109,602
Tiffany & Co. (Retail)	1,452	56,976
TJX Cos., Inc. (Retail)	5,808	165,412
Torchmark Corp. (Insurance)	968	61,720
Transocean Sedco Forex, Inc.*ADR (Oil & Gas)	1,452	117,452
United Parcel Service, Inc.—Class B (Transportation)	8,712	653,227
United Technologies Corp. (Aerospace/Defense)	12,584	786,751
UnitedHealth Group, Inc. (Healthcare-Services)	16,456	884,182
Univision Communications, Inc.—Class A* (Media)	1,936	68,573
UST, Inc. (Agriculture)	1,452	84,506
V.F. Corp. (Apparel)	484	39,727
Valero Energy Corp. (Oil & Gas)	4,356	222,853
VeriSign, Inc.* (Internet)	1,452	34,921
Viacom, Inc.—Class B* (Media)	3,388	139,010
Vornado Realty Trust (REIT)	484	58,806
Vulcan Materials Co. (Building Materials)	484	43,497
W.W. Grainger, Inc. (Distribution/Wholesale)	484	33,851
Wal-Mart Stores, Inc. (Retail)	30,492	1,408,121
Walgreen Co. (Retail)	12,584	577,480
Walt Disney Co. (Media)	10,648	364,908
Waters Corp.* (Electronics)	1,452	71,104
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	484	12,599
Weatherford International, Ltd.*ADR (Oil & Gas Services)	2,420	101,132
WellPoint, Inc.* (Healthcare-Services)	2,904	228,516
Wendy’s International, Inc. (Retail)	484	16,016
Western Union Co. (Commercial Services)	4,356	97,662
Whole Foods Market, Inc. (Food)	968	45,428
Williams Cos., Inc. (Pipelines)	2,420	63,210
Wrigley (Wm.) Jr. Co. (Food)	2,904	150,195
Wyeth (Pharmaceuticals)	16,456	837,940
Xilinx, Inc. (Semiconductors)	1,936	46,096
XTO Energy, Inc. (Oil & Gas)	4,356	204,950
Yahoo!, Inc.* (Internet)	15,004	383,202
YUM! Brands, Inc. (Retail)	3,388	199,214
Zimmer Holdings, Inc.* (Healthcare-Products)	2,904	227,616

TOTAL COMMON STOCKS
(Cost $67,757,649)		76,568,006

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Repurchase Agreements (1.0%)
	Principal
	Amount	Value

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $776,432 (Collateralized by $757,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $791,798)	$776,000	$776,000

TOTAL REPURCHASE AGREEMENTS
(Cost $776,000)		776,000

TOTAL INVESTMENT SECURITIES
(Cost $68,533,649)—100.9%		77,344,006
Net other assets (liabilities)—(0.9)%		(655,927)

NET ASSETS—100.0%		$76,688,079

* Non-income producing security
REIT Real Estate Investment Trust
ADR American Depositary Receipt

Futures Contracts Purchased
	Contracts	Unrealized Appreciation (Depreciation)

E-Mini S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $142,675)	2	$583

ProFund VP Large-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.3%
Aerospace/Defense	2.7%
Agriculture	2.0%
Airlines	0.1%
Apparel	0.7%
Banks	0.7%
Beverages	3.4%
Biotechnology	2.2%
Building Materials	0.2%
Chemicals	0.7%
Coal	0.1%
Commercial Services	1.0%
Computers	5.0%
Cosmetics/Personal Care	4.1%
Distribution/Wholesale	NM
Diversified Financial Services	4.7%
Electric	0.8%
Electrical Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.1%
Entertainment	0.3%
Food	1.4%
Hand/Machine Tools	0.1%
Healthcare-Products	6.3%
Healthcare-Services	2.1%
Home Builders	0.3%
Home Furnishings	0.1%
Household Products/Wares	0.6%
Insurance	4.4%
Internet	3.1%
Iron/Steel	0.3%
Leisure Time	0.5%
Lodging	0.5%
Machinery-Construction & Mining	0.4%
Machinery-Diversified	0.3%
Media	2.2%
Mining	0.5%
Miscellaneous Manufacturing	3.8%
Office/Business Equipment	0.2%
Oil & Gas	11.9%
Oil & Gas Services	1.6%
Packaging & Containers	0.2%
Pharmaceuticals	6.4%
Pipelines	0.2%
Real Estate	0.1%
Real Estate Investment Trust	0.2%
Retail	8.7%
Savings & Loans	NM
Semiconductors	2.4%
Software	5.6%
Telecommunications	3.9%
Textiles	0.1%
Toys/Games/Hobbies	0.1%
Transportation	1.5%
Other**	0.1%

** Includes any non-equity securities and net other assets (liabilities).
NM Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Growth

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $67,757,649)	$76,568,006
Repurchase agreements, at cost	776,000

Total Investment Securities	77,344,006
Cash	1,597
Segregated cash balances with brokers for futures contracts	5,996
Dividends and interest receivable	76,954
Receivable for investments sold	8,613
Receivable for capital shares issued	366,187
Prepaid expenses	1,507

Total Assets	77,804,860

Liabilities:
Payable for investments purchased	989,147
Variation margin on futures contracts	725
Advisory fees payable	46,372
Management services fees payable	6,183
Administration fees payable	1,983
Administrative services fees payable	23,378
Distribution fees payable	17,065
Trustee fees payable	12
Transfer agency fees payable	1,922
Fund accounting fees payable	2,988
Compliance services fees payable	1,380
Other accrued expenses	25,626

Total Liabilities	1,116,781

Net Assets	$76,688,079

Net Assets consist of:
Capital	$70,538,072
Accumulated net realized gains (losses) on investments	(2,660,933)
Net unrealized appreciation (depreciation) on investments	8,810,940

Net Assets	$76,688,079

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,237,408

Net Asset Value (offering and redemption price per share)	$34.28

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$968,434
Interest	10,092

Total Investment Income	978,526

Expenses:
Advisory fees	504,149
Management services fees	100,830
Administration fees	20,771
Transfer agency fees	19,834
Administrative services fees	268,986
Distribution fees	168,050
Custody fees	36,702
Fund accounting fees	30,973
Trustee fees	839
Compliance services fees	1,614
Other fees	31,459

Total Gross Expenses before reductions	1,184,207
Less Expenses reduced by the Advisor	(21,782)

Total Net Expenses	1,162,425

Net Investment Income (Loss)	(183,899)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	449,620
Net realized gains (losses) on futures contracts	11,058
Change in net unrealized appreciation/depreciation on investments	5,706,308

Net Realized and Unrealized Gains (Losses) on Investments	6,166,986

Change in Net Assets Resulting from Operations	$5,983,087

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Growth
Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the year ended December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(183,899)	$(133,075)
Net realized gains (losses) on investments	460,678	(1,849,905)
Change in net unrealized appreciation/depreciation on investments	5,706,308	3,026,823

Change in net assets resulting from operations	5,983,087	1,043,843

Distributions to Shareholders From:
Net investment income	—	(913)
Net realized gains on investments	(899,976)	(38,649)

Change in net assets resulting from distributions	(899,976)	(39,562)

Capital Transactions:
Proceeds from shares issued	157,385,351	264,026,202
Dividends reinvested	899,976	39,562
Value of shares redeemed	(170,192,317)	(185,459,140)

Change in net assets resulting from capital transactions	(11,906,990)	78,606,624

Change in net assets	(6,823,879)	79,610,905
Net Assets:
Beginning of period	83,511,958	3,901,053

End of period	$76,688,079	$83,511,958

Share Transactions:
Issued	4,870,956	8,497,533
Reinvested	27,880	1,249
Redeemed	(5,285,049)	(5,998,579)

Change in shares	(386,213)	2,500,203

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Large-Cap Growth
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the period May 3, 2004(a) through December 31, 2004

Net Asset Value, Beginning of Period	$31.83	$31.61	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.09)	(0.14)	0.04
Net realized and unrealized gains (losses) on investments	2.95	0.42	1.57

Total income (loss) from investment activities	2.86	0.28	1.61

Distributions to Shareholders From:
Net investment income	—	— (c)	—
Net realized gains on investments	(0.41)	(0.06)	—

Total distributions	(0.41)	(0.06)	—

Net Asset Value, End of Period	$34.28	$31.83	$31.61

Total Return	9.06%	0.90%	5.37	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.76%	1.94%	3.06%
Net expenses(e)	1.73%	1.94%	1.98%
Net investment income (loss)(e)	(0.27)%	(0.43)%	0.18%

Supplemental Data:
Net assets, end of period (000’s)	$76,688	$83,512	$3,901
Portfolio turnover rate(f)	230%	635%	1,134	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Mid-Cap Value

The ProFund VP Mid-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Value Index.1 For the year ended December 31, 2006, the Fund had a total return of 12.30%, compared to a total return of 14.98%2,4 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400/Citigroup Value Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have value characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P MidCap 400/Barra Value Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Developers Diversified Realty (+39.65%), Mercantile Bankshares (+27.85%), and Wisconsin Energy (+24.21%), while the bottom three performers in this group were First American (–8.61%), Pride International (–2.41%), and Scana (+7.60%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Value from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP Mid-Cap Value	12.30%	8.93%

S&P MidCap 400/Citigroup Value Index	14.98%	12.26%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P MidCap 400/Barra Value Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2  The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3  1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4  The S&P MidCap 400/Barra Value Index represents performance from May 1, 2002 to December 16, 2005 and the S&P MidCap 400/Citigroup Value Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Mid-Cap Value

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Mid-Cap Value seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P MidCap 400/Citigroup Value Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.0%
Futures Contracts	0.1%

Total Exposure	100.1%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
S&P MidCap 400/Citigroup Value Index - Composition
% of Index

Financial	25.1%
Industrial	15.2%
Utilities	13.2%
Consumer Non-Cyclical	11.7%
Consumer Cyclical	8.9%
Technology	7.8%
Basic Materials	6.3%
Energy	6.2%
Communications	5.6%

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks (100.0%)
	Shares	Value

3Com Corp.* (Telecommunications)	73,710	$302,948
Acxiom Corp. (Software)	12,636	324,112
Adesa, Inc. (Commercial Services)	11,232	311,688
ADTRAN, Inc. (Telecommunications)	7,020	159,354
Advanced Medical Optics, Inc.* (Healthcare-Products)	11,232	395,366
Advent Software, Inc.* (Software)	2,106	74,321
AGCO Corp.* (Machinery-Diversified)	16,848	521,277
AGL Resources, Inc. (Gas)	14,742	573,611
Airgas, Inc. (Chemicals)	5,616	227,560
Alaska Air Group, Inc.* (Airlines)	7,722	305,019
Albemarle Corp. (Chemicals)	2,808	201,614
Alberto-Culver Co. (Cosmetics/Personal Care)	7,020	150,579
Alexander & Baldwin, Inc. (Transportation)	7,722	342,393
Alliant Energy Corp. (Electric)	21,762	821,951
AMB Property Corp. (REIT)	16,848	987,461
American Financial Group, Inc. (Insurance)	12,636	453,759
American Greetings Corp.—Class A (Household Products/Wares)	11,232	268,107
AmeriCredit Corp.* (Diversified Financial Services)	21,762	547,749
Andrew Corp.* (Telecommunications)	29,484	301,621
AnnTaylor Stores Corp.* (Retail)	5,616	184,429
Aqua America, Inc. (Water)	11,934	271,857
Aquila, Inc.* (Electric)	69,498	326,641
Arch Coal, Inc. (Coal)	17,550	527,027
Arrow Electronics, Inc.* (Electronics)	22,464	708,739
Arthur J. Gallagher & Co. (Insurance)	8,424	248,929
ArvinMeritor, Inc. (Auto Parts & Equipment)	13,338	243,152
Associated Banc-Corp (Banks)	24,570	857,001
Astoria Financial Corp. (Savings & Loans)	16,146	486,964
Atmel Corp.* (Semiconductors)	58,266	352,509
Avis Budget Group, Inc. (Commercial Services)	18,954	411,112
Avnet, Inc.* (Electronics)	23,868	609,350
Avocent Corp.* (Internet)	5,616	190,102
Bandag, Inc. (Auto Parts & Equipment)	2,106	106,206
Bank of Hawaii Corp. (Banks)	9,126	492,348
Banta Corp. (Commercial Services)	4,212	153,317
Barnes & Noble, Inc. (Retail)	5,616	223,011
Beazer Homes USA, Inc. (Home Builders)	7,020	330,011
Beckman Coulter, Inc. (Healthcare-Products)	3,510	209,898
Belo Corp.—Class A (Media)	16,146	296,763
BJ’s Wholesale Club, Inc.* (Retail)	11,934	371,267
Black Hills Corp. (Electric)	6,318	233,387
Blyth, Inc. (Household Products/Wares)	2,106	43,700
Bob Evans Farms, Inc. (Retail)	7,020	240,224
Borders Group, Inc. (Retail)	11,232	251,035
BorgWarner, Inc. (Auto Parts & Equipment)	10,530	621,480
Bowater, Inc. (Forest Products & Paper)	10,530	236,925
Boyd Gaming Corp. (Lodging)	4,212	190,846
Cabot Corp. (Chemicals)	11,934	519,964
Cadence Design Systems, Inc.* (Computers)	34,398	616,069
Callaway Golf Co. (Leisure Time)	11,232	161,853
Cameron International Corp.* (Oil & Gas Services)	9,828	521,375
Carlisle Cos., Inc. (Miscellaneous Manufacturing)	3,510	275,535
Carmax, Inc.* (Retail)	8,424	451,779
Cathay Bancorp, Inc. (Banks)	4,212	145,356
CBRL Group, Inc. (Retail)	2,106	94,265
Ceridian Corp.* (Computers)	14,742	412,481
Charles River Laboratories International, Inc.* (Biotechnology)	4,914	212,531
Charming Shoppes, Inc.* (Retail)	12,636	170,965
CheckFree Corp.* (Internet)	9,126	366,500
Chemtura Corp. (Chemicals)	44,928	432,657
Cincinnati Bell, Inc.* (Telecommunications)	25,974	118,701
City National Corp. (Banks)	4,212	299,894
Claire’s Stores, Inc. (Retail)	7,020	232,643
Coldwater Creek, Inc.* (Retail)	4,212	103,278
Commscope, Inc.* (Telecommunications)	7,722	235,367
Con-way, Inc. (Transportation)	8,424	370,993
Crane Co. (Miscellaneous Manufacturing)	6,318	231,492
Cullen/Frost Bankers, Inc. (Banks)	7,020	391,856
Cypress Semiconductor Corp.* (Semiconductors)	18,954	319,754
Cytec Industries, Inc. (Chemicals)	7,722	436,370
Deluxe Corp. (Commercial Services)	9,828	247,666
Developers Diversified Realty Corp. (REIT)	20,358	1,281,536
Diebold, Inc. (Computers)	6,318	294,419
DPL, Inc. (Electric)	21,060	585,047
DRS Technologies, Inc. (Aerospace/Defense)	4,914	258,870
Duquesne Light Holdings, Inc. (Electric)	16,146	320,498
Dycom Industries, Inc.* (Engineering & Construction)	7,722	163,088
Edwards (A.G.), Inc. (Diversified Financial Services)	14,040	888,591

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Energy East Corp. (Electric)	27,378	$678,974
Ensco International, Inc. (Oil & Gas)	13,338	667,700
F5 Networks, Inc.* (Internet)	3,510	260,477
Fairchild Semiconductor International, Inc.* (Semiconductors)	22,464	377,620
Federal Signal Corp. (Miscellaneous Manufacturing)	9,126	146,381
Ferro Corp. (Chemicals)	7,722	159,768
Fidelity National Title Group, Inc.—Class A (Insurance)	40,716	972,298
First American Financial Corp. (Insurance)	18,252	742,491
First Niagara Financial Group, Inc. (Savings & Loans)	20,358	302,520
FirstMerit Corp. (Banks)	14,742	355,872
Florida Rock Industries, Inc. (Building Materials)	3,510	151,106
Flowserve Corp.* (Machinery-Diversified)	4,914	248,010
FMC Corp. (Chemicals)	7,020	537,381
Foot Locker, Inc. (Retail)	28,782	631,190
Forest Oil Corp.* (Oil & Gas)	10,530	344,120
Furniture Brands International, Inc. (Home Furnishings)	9,126	148,115
Gartner Group, Inc.* (Commercial Services)	4,212	83,355
GATX Corp. (Trucking & Leasing)	9,828	425,847
Gentex Corp. (Electronics)	7,722	120,154
Glatfelter (Forest Products & Paper)	8,424	130,572
Granite Construction, Inc. (Engineering & Construction)	2,808	141,299
Grant Prideco, Inc.* (Oil & Gas Services)	9,828	390,860
Great Plains Energy, Inc. (Electric)	14,742	468,796
Greater Bay Bancorp (Banks)	9,828	258,771
Hanesbrands, Inc.* (Apparel)	11,232	265,300
Hanover Compressor Co.* (Oil & Gas Services)	18,954	358,041
Hanover Insurance Group, Inc. (Insurance)	9,828	479,606
Harris Corp. (Telecommunications)	8,424	386,325
Harsco Corp. (Miscellaneous Manufacturing)	7,722	587,643
Hawaiian Electric Industries, Inc. (Electric)	15,444	419,305
Health Net, Inc.* (Healthcare-Services)	7,020	341,594
Helmerich & Payne, Inc. (Oil & Gas)	12,636	309,203
Herman Miller, Inc. (Office Furnishings)	6,318	229,722
Highwoods Properties, Inc. (REIT)	10,530	429,203
Hillenbrand Industries, Inc. (Healthcare-Products)	7,722	439,614
HNI Corp. (Office Furnishings)	4,914	218,231
Horace Mann Educators Corp. (Insurance)	7,722	155,984
Hormel Foods Corp. (Food)	6,318	235,914
Hospitality Properties Trust (REIT)	16,146	767,419
Hubbell, Inc.—Class B (Electrical Components & Equipment)	11,232	507,799
IDACORP, Inc. (Electric)	7,722	298,455
Imation Corp. (Computers)	4,212	195,563
IndyMac Bancorp, Inc. (Diversified Financial Services)	5,616	253,619
Ingram Micro, Inc.—Class A* (Distribution/Wholesale)	25,974	530,130
IntegratedDeviceTechnology, Inc.* (Semiconductors)	28,782	445,545
International Rectifier Corp.* (Semiconductors)	7,020	270,481
Intersil Corp.—Class A (Semiconductors)	25,974	621,298
Intuitive Surgical, Inc.* (Healthcare-Products)	3,510	336,609
J.B. Hunt Transport Services, Inc. (Transportation)	9,126	189,547
Jefferies Group, Inc. (Diversified Financial Services)	8,424	225,932
JetBlue Airways Corp.* (Airlines)	18,252	259,178
JM Smucker Co. (Food)	10,530	510,389
Joy Global, Inc. (Machinery-Construction & Mining)	12,636	610,824
Kelly Services, Inc.—Class A (Commercial Services)	4,212	121,895
KEMET Corp.* (Electronics)	16,146	117,866
Kennametal, Inc. (Hand/Machine Tools)	7,020	413,127
Korn/Ferry International* (Commercial Services)	5,616	128,943
Lam Research Corp.* (Semiconductors)	12,636	639,635
Lancaster Colony Corp. (Miscellaneous Manufacturing)	4,212	186,634
Lattice Semiconductor Corp.* (Semiconductors)	16,848	109,175
Laureate Education, Inc.* (Commercial Services)	5,616	273,106
Lear Corp. (Auto Parts & Equipment)	12,636	373,141
Lee Enterprises, Inc. (Media)	8,424	261,649
Liberty Property Trust (REIT)	16,848	827,911
LifePoint Hospitals, Inc.* (Healthcare-Services)	3,510	118,287
Lincoln Electric Holdings, Inc. (Hand/Machine Tools)	4,212	254,489
Longview Fibre Co. (Forest Products & Paper)	11,934	261,951
Louisiana-Pacific Corp. (Forest Products & Paper)	19,656	423,194
Lubrizol Corp. (Chemicals)	12,636	633,443
Lyondell Chemical Co. (Chemicals)	39,312	1,005,208
M.D.C. Holdings, Inc. (Home Builders)	2,808	160,196
Mack-Cali Realty Corp. (REIT)	11,934	608,634
Manpower, Inc. (Commercial Services)	16,146	1,209,821
Martek Biosciences Corp.* (Biotechnology)	2,106	49,154
Martin Marietta Materials (Building Materials)	4,212	437,668
McDATA Corp.—Class A* (Computers)	30,186	167,532
MDU Resources Group, Inc. (Electric)	21,060	539,978
Media General, Inc.—Class A (Media)	4,212	156,560
MEMC Electronic Materials, Inc.* (Semiconductors)	12,636	494,573
Mentor Graphics Corp.* (Computers)	8,424	151,885
Mercantile Bankshares Corp. (Banks)	15,444	722,625
Mercury General Corp. (Insurance)	6,318	333,148
Micrel, Inc.* (Semiconductors)	6,318	68,108
Microchip Technology, Inc. (Semiconductors)	18,252	596,840
Millennium Pharmaceuticals, Inc.* (Biotechnology)	37,206	405,545
Minerals Technologies, Inc. (Chemicals)	2,106	123,812
Modine Manufacturing Co. (Auto Parts & Equipment)	6,318	158,140
Mohawk Industries, Inc.* (Textiles)	3,510	262,759
Moneygram International, Inc. (Software)	8,424	264,177
MPS Group, Inc.* (Commercial Services)	18,954	268,768
MSC Industrial Direct Co.—Class A (Retail)	4,914	192,383
National Fuel Gas Co. (Pipelines)	15,444	595,212
National Instruments Corp. (Computers)	4,914	133,857
Navigant Consulting Co.* (Commercial Services)	5,616	110,972
New Plan Excel Realty Trust, Inc. (REIT)	18,954	520,856
New York Community Bancorp (Savings & Loans)	22,464	361,670
Newport Corp.* (Telecommunications)	7,722	161,776
Noble Energy, Inc. (Oil & Gas)	8,424	413,366
Nordson Corp. (Machinery-Diversified)	4,212	209,884
Northeast Utilities System (Electric)	28,782	810,501
NSTAR (Electric)	19,656	675,380
OGE Energy Corp. (Electric)	16,848	673,920
Ohio Casualty Corp. (Insurance)	11,232	334,826
Old Republic International Corp. (Insurance)	42,822	996,897
Olin Corp. (Chemicals)	13,338	220,344
Omnicare, Inc. (Pharmaceuticals)	7,722	298,301
ONEOK, Inc. (Gas)	20,358	877,837
OSI Restaurant Partners, Inc. (Retail)	4,914	192,629
Overseas Shipholding Group, Inc. (Transportation)	5,616	316,181
Packaging Corp. of America (Packaging & Containers)	15,444	341,312
Palm, Inc.* (Computers)	19,656	276,953
Parametric Technology Corp.* (Software)	14,742	265,651
Payless ShoeSource, Inc.* (Retail)	7,020	230,396
PDL BioPharma, Inc.* (Biotechnology)	10,530	212,074
Pentair, Inc. (Miscellaneous Manufacturing)	18,252	573,113
Pepco Holdings, Inc. (Electric)	35,802	931,210
PepsiAmericas, Inc. (Beverages)	11,232	235,647
Perrigo Co. (Pharmaceuticals)	14,040	242,892

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Plains Exploration & Production Co.* (Oil & Gas)	7,722	$367,027
Plexus Corp.* (Electronics)	8,424	201,165
PMI Group, Inc. (Insurance)	8,424	397,360
PNM Resources, Inc. (Electric)	14,040	436,644
Polycom, Inc.* (Telecommunications)	7,722	238,687
Potlatch Corp. (Forest Products & Paper)	7,020	307,616
Powerwave Technologies, Inc.* (Telecommunications)	23,868	153,949
Precision Castparts Corp. (Metal Fabricate/Hardware)	11,232	879,241
Pride International, Inc.* (Oil & Gas)	21,060	631,800
Protective Life Corp. (Insurance)	13,338	633,555
Psychiatric Solutions, Inc.* (Healthcare-Services)	6,318	237,051
Puget Energy, Inc. (Electric)	21,762	551,884
Quanta Services, Inc.* (Commercial Services)	16,146	317,592
Radian Group, Inc. (Insurance)	4,914	264,914
Raymond James Financial Corp. (Diversified Financial Services)	9,126	276,609
Rayonier, Inc. (Forest Products & Paper)	14,040	576,342
Reader’s Digest Association, Inc. (Media)	17,550	293,085
Regency Centers Corp. (REIT)	12,636	987,756
Regis Corp. (Retail)	3,510	138,785
Reliance Steel & Aluminum Co. (Iron/Steel)	7,722	304,092
Rent-A-Center, Inc.* (Commercial Services)	5,616	165,728
Republic Services, Inc. (Environmental Control)	8,424	342,604
RF Micro Devices, Inc.* (Telecommunications)	19,656	133,464
RPM, Inc. (Chemicals)	22,464	469,273
Ruddick Corp. (Food)	7,020	194,805
Saks, Inc. (Retail)	25,974	462,858
SCANA Corp. (Electric)	21,762	883,972
Scholastic Corp.* (Media)	4,914	176,118
Semtech Corp.* (Semiconductors)	7,020	91,751
Sensient Technologies Corp. (Chemicals)	8,424	207,230
Sequa Corp.—Class A* (Aerospace/Defense)	1,404	161,544
Sierra Pacific Resources* (Electric)	41,418	697,065
Smithfield Foods, Inc.* (Food)	18,252	468,346
Sonoco Products Co. (Packaging & Containers)	18,252	694,672
Sotheby’s (Commercial Services)	7,020	217,760
SPX Corp. (Miscellaneous Manufacturing)	6,318	386,409
StanCorp Financial Group, Inc. (Insurance)	4,212	189,751
STERIS Corp. (Healthcare-Products)	4,914	123,685
SVB Financial Group* (Banks)	2,808	130,909
Swift Transportation Co., Inc.* (Transportation)	4,914	129,091
Sybase, Inc.* (Software)	9,126	225,412
Synopsys, Inc.* (Computers)	14,040	375,289
TCF Financial Corp. (Banks)	10,530	288,733
Tech Data Corp.* (Distribution/Wholesale)	9,828	372,186
Teleflex, Inc. (Miscellaneous Manufacturing)	4,212	271,927
Telephone & Data Systems, Inc. (Telecommunications)	19,656	1,067,910
The Brink’s Co. (Miscellaneous Manufacturing)	4,212	269,231
The Colonial BancGroup, Inc. (Banks)	28,782	740,849
The Macerich Co. (REIT)	13,338	1,154,671
The Scotts Miracle-Gro Co.—Class A (Household Products/Wares)	4,212	217,550
Thomas & Betts Corp.* (Electronics)	7,020	331,906
Tidewater, Inc. (Oil & Gas Services)	10,530	509,231
Timken Co. (Metal Fabricate/Hardware)	17,550	512,109
Tootsie Roll Industries, Inc. (Food)	2,808	91,822
Transaction Systems Architect, Inc.* (Software)	2,808	91,457
Triad Hospitals, Inc.* (Healthcare-Services)	7,722	323,011
Trinity Industries, Inc. (Miscellaneous Manufacturing)	14,742	518,918
TriQuint Semiconductor, Inc.* (Semiconductors)	25,272	113,724
Tupperware Corp. (Household Products/Wares)	11,232	253,956
United Dominion Realty Trust, Inc. (REIT)	25,272	803,397
United Rentals, Inc.* (Commercial Services)	12,636	321,333
Unitrin, Inc. (Insurance)	7,722	386,949
Universal Corp. (Agriculture)	4,914	240,835
UTStarcom, Inc.* (Telecommunications)	7,722	67,568
Valeant Pharmaceuticals International (Pharmaceuticals)	17,550	302,562
Valspar Corp. (Chemicals)	9,828	271,646
ValueClick, Inc.* (Internet)	9,828	232,236
Varian, Inc.* (Electronics)	2,106	94,328
VCA Antech, Inc.* (Pharmaceuticals)	7,722	248,571
Vectren Corp. (Gas)	14,040	397,051
Vertex Pharmaceuticals, Inc.* (Biotechnology)	14,040	525,377
Vishay Intertechnology, Inc.* (Electronics)	34,398	465,749
Washington Federal, Inc. (Savings & Loans)	16,146	379,915
Washington Post Co.—Class B (Media)	702	523,412
Webster Financial Corp. (Banks)	10,530	513,022
Weingarten Realty Investors (REIT)	14,040	647,384
Werner Enterprises, Inc. (Transportation)	9,126	159,522
Westamerica Bancorp (Banks)	2,808	142,169
Westar Energy, Inc. (Electric)	16,146	419,150
Westwood One, Inc. (Media)	13,338	94,166
WGL Holdings, Inc. (Gas)	9,126	297,325
Wilmington Trust Corp. (Banks)	12,636	532,860
Wind River Systems, Inc.* (Software)	9,828	100,737
Wisconsin Energy Corp. (Electric)	21,762	1,032,826
Worthington Industries, Inc. (Metal Fabricate/Hardware)	13,338	236,349
WPS Resources Corp. (Electric)	7,722	417,220
YRC Worldwide Inc.* (Transportation)	10,530	397,297

TOTAL COMMON STOCKS
(Cost $85,851,167)		104,710,917

Repurchase Agreements (0.2%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $237,132 (Collateralized by $232,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $242,665)	$237,000	237,000

TOTAL REPURCHASE AGREEMENTS
(Cost $237,000)		237,000

TOTAL INVESTMENT SECURITIES
(Cost $86,088,167)—100.2%		104,947,917
Net other assets (liabilities)—(0.2)%		(212,099)

NET ASSETS—100.0%		$104,735,818

* Non-income producing security
REIT Real Estate Investment Trust

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini S&P MidCap 400 Futures Contract expiring March 2007 (Underlying face amount at value $161,800)	2	$(3,107)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2006

ProFund VP Mid-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Aerospace/Defense	0.4%
Agriculture	0.2%
Airlines	0.5%
Apparel	0.3%
Auto Parts & Equipment	1.4%
Banks	5.6%
Beverages	0.2%
Biotechnology	1.3%
Building Materials	0.6%
Chemicals	5.2%
Coal	0.5%
Commercial Services	4.1%
Computers	2.5%
Cosmetics/Personal Care	0.1%
Distribution/Wholesale	0.9%
Diversified Financial Services	2.1%
Electric	11.8%
Electrical Components & Equipment	0.5%
Electronics	2.5%
Engineering & Construction	0.3%
Environmental Control	0.3%
Food	1.4%
Forest Products & Paper	1.8%
Gas	2.0%
Hand/Machine Tools	0.6%
Healthcare-Products	1.4%
Healthcare-Services	1.0%
Home Builders	0.5%
Home Furnishings	0.1%
Household Products/Wares	0.7%
Insurance	6.3%
Internet	1.0%
Iron/Steel	0.3%
Leisure Time	0.2%
Lodging	0.2%
Machinery-Construction & Mining	0.6%
Machinery-Diversified	0.9%
Media	1.7%
Metal Fabricate/Hardware	1.6%
Miscellaneous Manufacturing	3.3%
Office Furnishings	0.4%
Oil & Gas	2.6%
Oil & Gas Services	1.7%
Packaging & Containers	1.0%
Pharmaceuticals	1.0%
Pipelines	0.6%
Real Estate Investment Trust	8.7%
Retail	4.0%
Savings & Loans	1.5%
Semiconductors	4.3%
Software	1.3%
Telecommunications	3.2%
Textiles	0.3%
Transportation	1.8%
Trucking & Leasing	0.4%
Water	0.3%
Other**	NM

** Includes any non-equity securities and net other assets (liabilities).
NM Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Value

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $85,851,167)	$104,710,917
Repurchase agreements, at cost	237,000

Total Investment Securities	104,947,917
Cash	2,514
Segregated cash balances with brokers for futures contracts	4,696
Dividends and interest receivable	110,128
Receivable for investments sold	1,737,711
Prepaid expenses	438

Total Assets	106,803,404

Liabilities:
Payable for investments purchased	269,813
Payable for capital shares redeemed	1,609,039
Variation margin on futures contracts	1,600
Advisory fees payable	74,987
Management services fees payable	9,998
Administration fees payable	3,019
Administrative services fees payable	35,481
Distribution fees payable	25,448
Trustee fees payable	19
Transfer agency fees payable	2,925
Fund accounting fees payable	4,411
Compliance services fees payable	1,927
Other accrued expenses	28,919

Total Liabilities	2,067,586

Net Assets	$104,735,818

Net Assets consist of:
Capital	$95,111,696
Accumulated net investment income (loss)	343,445
Accumulated net realized gains (losses) on investments	(9,575,966)
Net unrealized appreciation (depreciation) on investments	18,856,643

Net Assets	$104,735,818

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,226,707

Net Asset Value (offering and redemption price per share)	$32.46

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$1,898,232
Interest	11,079

Total Investment Income	1,909,311

Expenses:
Advisory fees	691,761
Management services fees	138,353
Administration fees	28,390
Transfer agency fees	26,936
Administrative services fees	372,498
Distribution fees	230,587
Custody fees	45,616
Fund accounting fees	40,971
Trustee fees	1,143
Compliance services fees	2,308
Other fees	47,615

Total Gross Expenses before reductions	1,626,178
Less Expenses reduced by the Advisor	(60,312)

Total Net Expenses	1,565,866

Net Investment Income (Loss)	343,445

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	5,354,564
Net realized gains (losses) on futures contracts	9,214
Change in net unrealized appreciation/depreciation on investments	4,784,554

Net Realized and Unrealized Gains (Losses) on Investments	10,148,332

Change in Net Assets Resulting from Operations	$10,491,777

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Value
Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the year ended December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$343,445	$17,996
Net realized gains (losses) on investments	5,363,778	12,369,038
Change in net unrealized appreciation/depreciation on investments	4,784,554	(3,641,412)

Change in net assets resulting from operations	10,491,777	8,745,622

Distributions to Shareholders From:
Net investment income	(17,996)	—
Net realized gains on investments	(14,057,566)	(7,749,488)

Change in net assets resulting from distributions	(14,075,562)	(7,749,488)

Capital Transactions:
Proceeds from shares issued	527,513,177	1,022,801,531
Dividends reinvested	14,075,562	7,749,488
Value of shares redeemed	(532,874,969)	(1,057,357,239)

Change in net assets resulting from capital transactions	8,713,770	(26,806,220)

Change in net assets	5,129,985	(25,810,086)
Net Assets:
Beginning of period	99,605,833	125,415,919

End of period	$104,735,818	$99,605,833

Accumulated net investment income (loss)	$343,445	$17,996

Share Transactions:
Issued	14,801,666	29,529,360
Reinvested	465,616	224,818
Redeemed	(14,908,889)	(30,482,924)

Change in shares	358,393	(728,746)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Value

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002

Net Asset Value,
Beginning of Period	$34.73	$34.87	$31.56	$23.25	$30.00

Investment Activities:
Net investment income (loss)(b)	0.13	0.01	(0.10)	(0.05)	(0.02)
Net realized and unrealized gains (losses) on investments	3.69	3.05	5.02	8.36	(6.73)

Total income (loss) from investment activities	3.82	3.06	4.92	8.31	(6.75)

Distributions to Shareholders From:
Net investment income	(0.01)	—	—	—	—
Net realized gains on investments	(6.08)	(3.20)	(1.61)	—	—

Total distributions	(6.09)	(3.20)	(1.61)	—	—

Net Asset Value, End of Period	$32.46	$34.73	$34.87	$31.56	$23.25

Total Return	12.30%	8.84%	15.96%	35.74%	(22.50	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.76%	1.87%	1.92%	2.08%	2.25%
Net expenses(d)	1.70%	1.87%	1.92%	1.98%	1.98%
Net investment income (loss)(d)	0.37%	0.02%	(0.30)%	(0.20)%	(0.14)%

Supplemental Data:
Net assets, end of period (000’s)	$104,736	$99,606	$125,416	$50,575	$12,487
Portfolio turnover rate(e)	560%	964%	748%	1,012%	1,361	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Mid-Cap Growth

The ProFund VP Mid-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Growth Index.1 For the year ended December 31, 2006, the Fund had a total return of 3.98%, compared to a total return of 5.90%2,4 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400/Citigroup Growth Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have growth characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P MidCap 400/Barra Growth Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top two performers were Noble Energy (+22.48%) and Expeditor International Washington (+20.54%), while the bottom two performers in this group were Chico’s FAS (–52.90%) and Varian Medical Systems (–5.50%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Growth from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)
ProFund VP Mid-Cap Growth	3.98%	5.42%
S&P MidCap 400/Citigroup Growth Index	5.90%	8.09%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1   Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P 400/Barra Growth Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2   The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3   1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4   The S&P MidCap 400/Barra Growth Index represents performance from May 1, 2002 to December 16, 2005 and the S&P MidCap 400/Citigroup Growth Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Mid-Cap Growth
Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Mid-Cap Growth seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P MidCap 400/Citigroup Growth Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	99.8%
Futures Contracts	0.3%

Total Exposure	100.1%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400/Citigroup Growth Index - Composition
% of Index

Consumer Non-Cyclical	23.1%
Consumer Cyclical	21.5%
Industrial	15.8%
Energy	10.9%
Technology	10.7%
Financial	10.2%
Communications	4.7%
Basic Materials	1.7%
Diversified	0.8%
Utilities	0.6%

PROFUNDS VP ProFund VP Mid-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks (99.8%)
	Shares	Value

99 Cents Only Stores* (Retail)	5,598	$68,128
Abercrombie & Fitch Co.—Class A (Retail)	10,574	736,268
Activision, Inc.* (Software)	30,478	525,441
Adesa, Inc. (Commercial Services)	3,732	103,563
ADTRAN, Inc. (Telecommunications)	3,110	70,597
Advance Auto Parts, Inc. (Retail)	13,062	464,485
Advent Software, Inc.* (Software)	1,244	43,901
Aeropostale, Inc.* (Retail)	6,220	192,011
Affymetrix, Inc.* (Biotechnology)	8,086	186,463
Airgas, Inc. (Chemicals)	5,598	226,831
AirTran Holdings, Inc.* (Airlines)	11,196	131,441
Albemarle Corp. (Chemicals)	3,110	223,298
Alberto-Culver Co. (Cosmetics/Personal Care)	4,976	106,735
Alliance Data Systems Corp.* (Commercial Services)	8,086	505,132
Alliant Techsystems, Inc.* (Aerospace/Defense)	3,732	291,805
American Eagle Outfitters, Inc. (Retail)	24,258	757,093
Ametek, Inc. (Electrical Components & Equipment)	13,062	415,894
Amphenol Corp.—Class A (Electronics)	10,574	656,434
AnnTaylor Stores Corp.* (Retail)	4,976	163,412
Applebee’s International, Inc. (Retail)	8,708	214,826
Apria Healthcare Group, Inc.* (Healthcare-Services)	4,976	132,610
Aqua America, Inc. (Water)	8,086	184,199
Arch Coal, Inc. (Coal)	5,598	168,108
Arthur J. Gallagher & Co. (Insurance)	6,842	202,181
Atmel Corp.* (Semiconductors)	14,306	86,551
Avocent Corp.* (Internet)	2,488	84,219
Barnes & Noble, Inc. (Retail)	2,488	98,798
Beckman Coulter, Inc. (Healthcare-Products)	5,598	334,760
Blyth, Inc. (Household Products/Wares)	1,866	38,720
Boyd Gaming Corp. (Lodging)	2,488	112,731
Brinker International, Inc. (Retail)	14,928	450,228
Brown & Brown, Inc. (Insurance)	13,684	386,026
C.H. Robinson Worldwide, Inc. (Transportation)	21,148	864,742
Cadence Design Systems, Inc.* (Computers)	11,196	200,520
Cameron International Corp.* (Oil & Gas Services)	7,464	395,965
Career Education Corp.* (Commercial Services)	11,196	277,437
Carlisle Cos., Inc. (Miscellaneous Manufacturing)	1,866	146,481
Carmax, Inc.* (Retail)	7,464	400,294
Catalina Marketing Corp. (Advertising)	4,354	119,735
Cathay Bancorp, Inc. (Banks)	3,110	107,326
CBRL Group, Inc. (Retail)	2,488	111,363
CDW Corp. (Distribution/Wholesale)	7,464	524,868
Cephalon, Inc.* (Pharmaceuticals)	7,464	525,540
Ceridian Corp.* (Computers)	6,842	191,439
Charles River Laboratories International, Inc.* (Biotechnology)	4,976	215,212
Charming Shoppes, Inc.* (Retail)	6,842	92,572
CheckFree Corp.* (Internet)	4,354	174,857
Cheesecake Factory, Inc.* (Retail)	9,330	229,518
Chico’s FAS, Inc.* (Retail)	21,148	437,552
Choicepoint, Inc.* (Commercial Services)	9,952	391,910
Church & Dwight, Inc. (Household Products/Wares)	8,086	344,868
Cincinnati Bell, Inc.* (Telecommunications)	13,062	59,693
City National Corp. (Banks)	2,488	177,146
Claire’s Stores, Inc. (Retail)	6,842	226,744
Coldwater Creek, Inc.* (Retail)	4,354	106,760
Commercial Metals Co. (Metal Fabricate/Hardware)	14,306	369,095
Commscope, Inc.* (Telecommunications)	1,866	56,876
Community Health Systems, Inc.* (Healthcare-Services)	11,818	431,593
Copart, Inc.* (Retail)	8,708	261,240
Corinthian Colleges, Inc.* (Commercial Services)	10,574	144,124
Covance, Inc.* (Healthcare-Services)	7,464	439,704
Crane Co. (Miscellaneous Manufacturing)	1,866	68,370
Cree Research, Inc.* (Semiconductors)	9,330	161,596
CSG Systems International, Inc.* (Software)	5,598	149,635
Cullen/Frost Bankers, Inc. (Banks)	2,488	138,880
Cypress Semiconductor Corp.* (Semiconductors)	4,976	83,945
CYTYC Corp.* (Healthcare-Products)	13,684	387,257
Denbury Resources, Inc.* (Oil & Gas)	14,306	397,564
DENTSPLY International, Inc. (Healthcare-Products)	18,660	557,001
DeVry, Inc. (Commercial Services)	7,464	208,992
Dick’s Sporting Goods, Inc.* (Retail)	4,354	213,302
Diebold, Inc. (Computers)	4,354	202,896
Dollar Tree Stores, Inc.* (Retail)	12,440	374,444
Donaldson Co., Inc. (Miscellaneous Manufacturing)	8,708	302,255
DRS Technologies, Inc. (Aerospace/Defense)	1,866	98,301
DST Systems, Inc.* (Computers)	6,842	428,514
Dun & Bradstreet Corp.* (Software)	7,464	617,944
Eaton Vance Corp. (Diversified Financial Services)	15,550	513,306
Edwards Lifesciences Corp.* (Healthcare-Products)	6,842	321,848
Energizer Holdings, Inc.* (Electrical Components & Equipment)	6,842	485,714

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Ensco International, Inc. (Oil & Gas)	9,952	$498,197
Entercom Communications Corp. (Media)	3,110	87,640
Equitable Resources, Inc. (Pipelines)	14,928	623,244
Everest Re Group, Ltd.ADR (Insurance)	8,086	793,317
Expeditors International of Washington, Inc. (Transportation)	26,124	1,058,022
F5 Networks, Inc.* (Internet)	2,488	184,634
Fair Isaac Corp. (Software)	6,842	278,127
Fastenal Co. (Distribution/Wholesale)	14,928	535,617
Florida Rock Industries, Inc. (Building Materials)	3,732	160,663
Flowserve Corp.* (Machinery-Diversified)	3,732	188,354
FMC Technologies, Inc.* (Oil & Gas Services)	8,086	498,341
GameStop Corp.* (Retail)	9,330	514,176
Gartner Group, Inc.* (Commercial Services)	3,732	73,856
Gen-Probe, Inc.* (Healthcare-Products)	6,220	325,741
Gentex Corp. (Electronics)	12,440	193,566
Graco, Inc. (Machinery-Diversified)	8,086	320,367
Granite Construction, Inc. (Engineering & Construction)	1,866	93,897
Grant Prideco, Inc.* (Oil & Gas Services)	8,708	346,317
Hanesbrands, Inc.* (Apparel)	4,354	102,841
Hansen Natural Corp.* (Beverages)	7,464	251,388
Harris Corp. (Telecommunications)	11,196	513,448
Harte-Hanks, Inc. (Advertising)	5,598	155,121
HCC Insurance Holdings, Inc. (Insurance)	13,684	439,120
Health Net, Inc.* (Healthcare-Services)	9,330	453,998
Helmerich & Payne, Inc. (Oil & Gas)	4,354	106,542
Henry Schein, Inc.* (Healthcare-Products)	10,574	517,915
Herman Miller, Inc. (Office Furnishings)	3,732	135,696
Hillenbrand Industries, Inc. (Healthcare-Products)	2,488	141,642
HNI Corp. (Office Furnishings)	2,488	110,492
Hormel Foods Corp. (Food)	4,976	185,804
Hovnanian Enterprises, Inc.—Class A* (Home Builders)	4,354	147,601
Imation Corp. (Computers)	1,244	57,759
IndyMac Bancorp, Inc. (Diversified Financial Services)	4,976	224,716
Integrated Device Technology, Inc.* (Semiconductors)	5,598	86,657
International Rectifier Corp.* (Semiconductors)	4,354	167,760
International Speedway Corp. (Entertainment)	4,354	222,228
Intuitive Surgical, Inc.* (Healthcare-Products)	2,488	238,599
Investors Financial Services Corp. (Banks)	8,086	345,029
Invitrogen Corp.* (Biotechnology)	5,598	316,791
ITT Educational Services, Inc.* (Commercial Services)	3,732	247,693
J.B. Hunt Transport Services, Inc. (Transportation)	6,842	142,108
Jack Henry & Associates, Inc. (Computers)	9,330	199,662
Jacobs Engineering Group, Inc.* (Engineering & Construction)	7,464	608,615
Jefferies Group, Inc. (Diversified Financial Services)	6,842	183,502
JetBlue Airways Corp.* (Airlines)	9,330	132,486
John Wiley & Sons, Inc. (Media)	5,598	215,355
Joy Global, Inc. (Machinery-Construction & Mining)	6,220	300,675
Korn/Ferry International* (Commercial Services)	1,244	28,562
Lam Research Corp.* (Semiconductors)	8,708	440,799
Lattice Semiconductor Corp.* (Semiconductors)	3,110	20,153
Laureate Education, Inc.* (Commercial Services)	2,488	120,991
Leucadia National Corp. (Holding Companies-Diversified)	19,904	561,293
LifePoint Hospitals, Inc.* (Healthcare-Services)	4,354	146,730
Lincare Holdings, Inc.* (Healthcare-Services)	11,196	446,049
Lincoln Electric Holdings, Inc. (Hand/Machine Tools)	2,488	150,325
M.D.C. Holdings, Inc. (Home Builders)	2,488	141,940
Macrovision Corp.* (Entertainment)	6,220	175,777
Martek Biosciences Corp.* (Biotechnology)	2,488	58,070
Martin Marietta Materials (Building Materials)	2,488	258,528
McAfee, Inc.* (Internet)	19,282	547,223
MDU Resources Group, Inc. (Electric)	8,086	207,325
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	6,842	240,359
MEMC Electronic Materials, Inc.* (Semiconductors)	11,818	462,557
Mentor Graphics Corp.* (Computers)	4,354	78,503
Mercantile Bankshares Corp. (Banks)	5,598	261,930
Micrel, Inc.* (Semiconductors)	2,488	26,821
Microchip Technology, Inc. (Semiconductors)	14,306	467,805
Millennium Pharmaceuticals, Inc.* (Biotechnology)	12,440	135,596
Mine Safety Appliances Co. (Environmental Control)	3,732	136,778
Minerals Technologies, Inc. (Chemicals)	622	36,567
Mohawk Industries, Inc.* (Textiles)	3,732	279,378
Moneygram International, Inc. (Software)	4,354	136,541
MSC Industrial Direct Co.—Class A (Retail)	3,732	146,108
National Instruments Corp. (Computers)	3,732	101,660
Navigant Consulting Co.* (Commercial Services)	3,110	61,454
New York Community Bancorp (Savings & Loans)	16,794	270,383
Newfield Exploration Co.* (Oil & Gas)	15,550	714,523
Noble Energy, Inc. (Oil & Gas)	15,550	763,039
Nordson Corp. (Machinery-Diversified)	1,244	61,989
Nuveen Investments—Class A (Diversified Financial Services)	9,330	484,040
O’Reilly Automotive, Inc.* (Retail)	13,684	438,709
Omnicare, Inc. (Pharmaceuticals)	9,330	360,418
Oshkosh Truck Corp. (Auto Manufacturers)	8,708	421,641
OSI Restaurant Partners, Inc. (Retail)	5,598	219,442
Pacific Sunwear of California, Inc.* (Retail)	8,708	170,503
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	4,354	97,399
Parametric Technology Corp.* (Software)	3,732	67,251
Patterson-UTI Energy, Inc. (Oil & Gas)	19,282	447,921
Payless ShoeSource, Inc.* (Retail)	3,110	102,070
PDL BioPharma, Inc.* (Biotechnology)	6,842	137,798
Petsmart, Inc. (Retail)	16,172	466,724
Pharmaceutical Product Development, Inc. (Commercial Services)	12,440	400,817
Pioneer Natural Resources Co. (Oil & Gas)	14,928	592,492
Plains Exploration & Production Co.* (Oil & Gas)	4,354	206,946
Plantronics, Inc. (Telecommunications)	5,598	118,678
PMI Group, Inc. (Insurance)	4,976	234,718
Pogo Producing Co. (Oil & Gas)	6,842	331,426
Polo Ralph Lauren Corp. (Apparel)	7,464	579,654
Polycom, Inc.* (Telecommunications)	5,598	173,034
Precision Castparts Corp. (Metal Fabricate/Hardware)	9,330	730,352
Pride International, Inc.* (Oil & Gas)	6,220	186,600
Psychiatric Solutions, Inc.* (Healthcare-Services)	2,488	93,350
Quanta Services, Inc.* (Commercial Services)	3,732	73,408
Quicksilver Resources, Inc.* (Oil & Gas)	6,842	250,349
Radian Group, Inc. (Insurance)	6,220	335,320
Raymond James Financial Corp. (Diversified Financial Services)	4,976	150,823
Regis Corp. (Retail)	3,110	122,969
Reliance Steel & Aluminum Co. (Iron/Steel)	3,110	122,472
Rent-A-Center, Inc.* (Commercial Services)	4,976	146,842
Republic Services, Inc. (Environmental Control)	8,086	328,858
ResMed, Inc.* (Healthcare-Products)	9,330	459,223
RF Micro Devices, Inc.* (Telecommunications)	10,574	71,797
Rollins, Inc. (Commercial Services)	3,732	82,515
Roper Industries, Inc. (Miscellaneous Manufacturing)	10,574	531,237
Ross Stores, Inc. (Retail)	16,794	492,064
Ruby Tuesday, Inc. (Retail)	6,842	187,744
Scientific Games Corp.—Class A* (Entertainment)	8,086	244,440
SEI Investments Co. (Software)	7,464	444,556
Semtech Corp.* (Semiconductors)	4,354	56,907
Sepracor, Inc.* (Pharmaceuticals)	13,062	804,359
Silicon Laboratories, Inc.* (Semiconductors)	6,842	237,075

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Sotheby’s (Commercial Services)	2,488	$77,178
Southwestern Energy Co.* (Oil & Gas)	20,526	719,436
SPX Corp. (Miscellaneous Manufacturing)	3,110	190,208
SRA International, Inc.—Class A* (Computers)	4,976	133,058
StanCorp Financial Group, Inc. (Insurance)	3,732	168,127
Steel Dynamics, Inc. (Iron/Steel)	11,196	363,310
Stericycle, Inc.* (Environmental Control)	5,598	422,648
STERIS Corp. (Healthcare-Products)	4,976	125,246
Strayer Education, Inc. (Commercial Services)	1,866	197,889
SVB Financial Group* (Banks)	1,866	86,993
Swift Transportation Co., Inc.* (Transportation)	3,110	81,700
Sybase, Inc.* (Software)	4,976	122,907
Synopsys, Inc.* (Computers)	8,086	216,139
TCF Financial Corp. (Banks)	6,842	187,608
Techne Corp.* (Healthcare-Products)	4,976	275,919
Teleflex, Inc. (Miscellaneous Manufacturing)	1,866	120,469
The Brink’s Co. (Miscellaneous Manufacturing)	3,110	198,791
The Corporate Executive Board Co. (Commercial Services)	4,976	436,395
The Ryland Group, Inc. (Home Builders)	4,976	271,789
The Scotts Miracle-Gro Co.—Class A (Household Products/Wares)	2,488	128,505
The Timberland Co.—Class A* (Apparel)	6,220	196,428
Thomas & Betts Corp.* (Electronics)	1,866	88,224
Thor Industries, Inc. (Home Builders)	4,354	191,532
Toll Brothers, Inc.* (Home Builders)	15,550	501,177
Tootsie Roll Industries, Inc. (Food)	1,866	61,018
Transaction Systems Architect, Inc.* (Software)	3,110	101,293
Triad Hospitals, Inc.* (Healthcare-Services)	5,598	234,164
Universal Health Services, Inc.—Class B (Healthcare-Services)	6,842	379,252
Urban Outfitters, Inc.* (Retail)	13,684	315,143
UTStarcom, Inc.* (Telecommunications)	8,086	70,753
Valassis Communications, Inc.* (Commercial Services)	5,598	81,171
Valspar Corp. (Chemicals)	6,220	171,921
ValueClick, Inc.* (Internet)	5,598	132,281
Varian Medical Systems, Inc.* (Healthcare-Products)	15,550	739,713
Varian, Inc.* (Electronics)	2,488	111,438
VCA Antech, Inc.* (Pharmaceuticals)	4,976	160,177
Ventana Medical Systems, Inc.* (Healthcare-Products)	3,732	160,588
Vertex Pharmaceuticals, Inc.* (Biotechnology)	6,220	232,752
W.R. Berkley Corp. (Insurance)	20,526	708,352
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	9,952	272,287
Washington Post Co.—Class B (Media)	622	463,763
Westamerica Bancorp (Banks)	1,866	94,476
Western Digital Corp.* (Computers)	26,746	547,224
Williams Sonoma, Inc. (Retail)	13,684	430,225
Wind River Systems, Inc.* (Software)	2,488	25,502
Zebra Technologies Corp.—Class A* (Machinery-Diversified)	8,708	302,951

TOTAL COMMON STOCKS
(Cost $54,028,119)		67,013,963
TOTAL INVESTMENT SECURITIES
(Cost $54,028,119)—99.8%		67,013,963
Net other assets (liabilities)—0.2%		102,484

NET ASSETS—100.0%		$67,116,447

*	Non-income producing security
ADR	American Depositary Receipt

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini S&P MidCap 400 Futures Contract expiring March 2007 (Underlying face amount at value $161,800)	2	$(3,107)

ProFund VP Mid-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising		0.4%
Aerospace/Defense		0.6%
Airlines		0.4%
Apparel		1.3%
Auto Manufacturers		0.6%
Banks		2.1%
Beverages		0.4%
Biotechnology		1.9%
Building Materials		0.6%
Chemicals		1.0%
Coal		0.3%
Commercial Services		5.5%
Computers		3.5%
Cosmetics/Personal Care		0.2%
Distribution/Wholesale		1.6%
Diversified Financial Services		2.7%
Electric		0.3%
Electrical Components & Equipment		1.3%
Electronics		1.6%
Engineering & Construction		1.0%
Entertainment		1.0%
Environmental Control		1.3%
Food		0.4%
Hand Machine/Tools		0.2%
Healthcare-Products		6.8%
Healthcare-Services		4.1%
Holding Companies-Diversified		0.8%
Home Builders		1.9%
Household Products/Wares		0.8%
Insurance		4.9%
Internet		1.7%
Iron/Steel		0.7%
Lodging		0.2%
Machinery-Constructing & Mining		0.4%
Machinery-Diversified		1.3%
Media		1.1%
Metal Fabricate/Hardware		1.6%
Miscellaneous Manufacturing		2.3%
Office Furnishings		0.4%
Oil & Gas		7.8%
Oil & Gas Services		1.8%
Pharmaceuticals		3.3%
Pipelines		0.9%
Retail		13.7%
Savings & Loans		0.4%
Semiconductors		3.4%
Software		3.7%
Telecommunications		1.7%
Textiles		0.4%
Transportation		3.2%
Water		0.3%
Other**		0.2%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Growth

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $54,028,119)	$67,013,963
Segregated cash balances with brokers for futures contracts	4,696
Dividends and interest receivable	26,484
Receivable for investments sold	754,030
Prepaid expenses	439

Total Assets	67,799,612

Liabilities:
Cash overdraft	88,182
Payable for investments purchased	68,007
Payable for capital shares redeemed	404,468
Variation margin on futures contracts	1,600
Advisory fees payable	46,727
Management services fees payable	6,230
Administration fees payable	1,856
Administrative services fees payable	21,817
Distribution fees payable	15,587
Trustee fees payable	11
Transfer agency fees payable	1,799
Fund accounting fees payable	2,750
Compliance services fees payable	1,252
Other accrued expenses	22,879

Total Liabilities	683,165

Net Assets	$67,116,447

Net Assets consist of:
Capital	$55,594,758
Accumulated net realized gains (losses) on investments	(1,461,048)
Net unrealized appreciation (depreciation) on investments	12,982,737

Net Assets	$67,116,447

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,938,713

Net Asset Value (offering and redemption price per share)	$34.62

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$486,300
Interest	13,702

Total Investment Income	500,002

Expenses:
Advisory fees	597,000
Management services fees	119,401
Administration fees	24,527
Transfer agency fees	23,410
Administrative services fees	336,910
Distribution fees	199,000
Custody fees	42,136
Fund accounting fees	35,451
Trustee fees	1,050
Compliance services fees	1,653
Other fees	38,356

Total Gross Expenses before reductions	1,418,894
Less Expenses reduced by the Advisor	(20,381)

Total Net Expenses	1,398,513

Net Investment Income (Loss)	(898,511)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	10,042,705
Net realized gains (losses) on futures contracts	9,215
Change in net unrealized appreciation/depreciation on investments	(3,616,425)

Net Realized and Unrealized Gains (Losses) on Investments	6,435,495

Change in Net Assets Resulting from Operations	$5,536,984

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Growth

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(898,511)	$(850,976)
Net realized gains (losses) on investments	10,051,920	(235,420)
Change in net unrealized appreciation/depreciation on investments	(3,616,425)	5,496,051

Change in net assets resulting from operations	5,536,984	4,409,655

Distributions to Shareholders From:
Net realized gains on investments	(3,055,369)	(2,198,220)

Change in net assets resulting from distributions	(3,055,369)	(2,198,220)

Capital Transactions:
Proceeds from shares issued	567,079,866	801,590,644
Dividends reinvested	3,055,369	2,198,220
Value of shares redeemed	(661,222,215)	(725,356,132)

Change in net assets resulting from capital transactions	(91,086,980)	78,432,732

Change in net assets	(88,605,365)	80,644,167
Net Assets:
Beginning of period	155,721,812	75,077,645

End of period	$67,116,447	$155,721,812

Share Transactions:
Issued	15,973,288	24,076,680
Reinvested	93,694	65,579
Redeemed	(18,598,280)	(21,993,842)

Change in shares	(2,531,298)	2,148,417

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Growth

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$34.84	$32.34	$29.80	$23.36	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.40)	(0.36)	(0.36)	(0.35)	(0.21)
Net realized and unrealized gains (losses) on investments	1.69	3.95	3.62	6.87	(6.43)

Total income (loss) from investment activities	1.29	3.59	3.26	6.52	(6.64)

Distributions to Shareholders From:
Net realized gains on investments	(1.51)	(1.09)	(0.72)	(0.08)	—

Net Asset Value, End of Period	$34.62	$34.84	$32.34	$29.80	$23.36

Total Return	3.98%	11.22%	11.08%	27.91%	(22.13	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.78%	1.89%	1.94%	2.02%	2.22%
Net expenses(d)	1.76%	1.89%	1.94%	1.98%	1.98%
Net investment income (loss)(d)	(1.13)%	(1.07)%	(1.20)%	(1.31)%	(1.32)%
Supplemental Data:
Net assets, end of period (000’s)	$67,116	$155,722	$75,078	$46,561	$15,064
Portfolio turnover rate(e)	685%	943%	792%	678%	1,594	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Small-Cap Value

The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.1 For the year ended December 31, 2006, the Fund had a total return of 17.43%, compared to a total return of 19.66%2,4 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Citigroup Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have value characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P SmallCap 600/Barra Value Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were UGI (+36.31%), Energen (+30.75%), and Atmos Energy (+27.57%), while the bottom three performers in this group were Briggs & Stratton (–28.51%), Standard-Pacific (–26.78%), and South Financial Group (–0.90%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Value from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP Small-Cap Value	17.43%	7.75%

S&P SmallCap 600/Citigroup Value Index	19.66%	11.12%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P SmallCap 600/Barra Value Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P SmallCap 600/Barra Value Index represents performance from May 1, 2002 to December 16, 2005 and the S&P SmallCap 600/Citigroup Value Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Small-Cap Value

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.2%
Futures Contracts	0.2%

Total Exposure	100.4%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
S&P SmallCap 600/Citigroup Value Index - Composition
% of Index

Financial	21.3%
Industrial	21.0%
Consumer Cyclical	15.3%
Consumer Non-Cyclical	12.8%
Utilities	8.6%
Technology	7.4%
Basic Materials	5.7%
Communications	4.3%
Energy	3.6%

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks (100.2%)
	Shares	Value

4Kids Entertainment, Inc.* (Media)	4,696	$85,561
A.M. Castle & Co. (Metal Fabricate/Hardware)	4,109	104,574
AAR Corp.* (Aerospace/Defense)	12,914	376,960
Aaron Rents, Inc. (Commercial Services)	7,044	202,726
ABM Industries, Inc. (Commercial Services)	15,262	346,600
Acadia Realty Trust (REIT)	11,153	279,048
Actel Corp.* (Semiconductors)	6,457	117,259
Acuity Brands, Inc. (Miscellaneous Manufacturing)	8,805	458,212
Adaptec, Inc.* (Telecommunications)	40,503	188,744
Administaff, Inc. (Commercial Services)	5,283	225,954
Advanced Energy Industries, Inc.* (Electrical Components & Equipment)	12,327	232,610
ADVO, Inc. (Advertising)	4,696	153,090
Aeroflex, Inc.* (Telecommunications)	11,740	137,593
Agilysys, Inc. (Computers)	10,566	176,874
Albany International Corp.—Class A (Machinery-Diversified)	9,979	328,409
ALLETE, Inc. (Electric)	10,566	491,742
Alliance One International, Inc.* (Agriculture)	30,524	215,499
Allscripts Healthcare Solutions, Inc.* (Software)	9,392	253,490
Alpharma, Inc.—Class A (Pharmaceuticals)	14,675	353,667
AMCOL International Corp. (Mining)	7,631	211,684
American States Water Co. (Water)	5,870	226,699
AMERIGROUP Corp.* (Healthcare-Services)	11,153	400,280
Analogic Corp. (Electronics)	4,696	263,633
Anchor BanCorp Wisconsin, Inc. (Savings & Loans)	2,935	84,587
Angelica Corp. (Textiles)	3,522	90,868
Anixter International, Inc.* (Telecommunications)	11,740	637,481
Apogee Enterprises, Inc. (Building Materials)	9,979	192,694
Applied Industrial Technologies, Inc. (Machinery-Diversified)	12,914	339,767
Applied Signal Technology, Inc. (Telecommunications)	4,109	57,773
AptarGroup, Inc. (Miscellaneous Manufacturing)	5,283	311,908
Arbitron, Inc. (Commercial Services)	4,696	203,994
Arch Chemicals, Inc. (Chemicals)	8,218	273,741
Arctic Cat, Inc. (Leisure Time)	4,109	72,277
Arkansas Best Corp. (Transportation)	8,805	316,980
ArQule, Inc.* (Biotechnology)	6,457	38,225
Ashworth, Inc.* (Apparel)	5,283	38,355
Astec Industries, Inc.* (Machinery-Construction & Mining)	4,696	164,830
ATMI, Inc.* (Semiconductors)	8,218	250,896
Atmos Energy Corp. (Gas)	29,937	955,290
Atwood Oceanics, Inc.* (Oil & Gas)	5,283	258,709
Audiovox Corp.—Class A* (Telecommunications)	6,457	90,979
Avid Technology, Inc.* (Software)	9,979	371,818
Avista Corp. (Electric)	18,197	460,566
Axcelis Technologies, Inc.* (Semiconductors)	35,220	205,333
Aztar Corp.* (Lodging)	4,696	255,556
Baldor Electric Co. (Hand/Machine Tools)	9,979	333,498
Bank Mutual Corp. (Banks)	21,132	255,909
BankAtlantic Bancorp, Inc.—Class A (Savings & Loans)	15,849	218,875
BankUnited Financial Corp.—Class A (Savings & Loans)	6,457	180,538
Barnes Group, Inc. (Miscellaneous Manufacturing)	13,501	293,647
Bassett Furniture Industries, Inc. (Home Furnishings)	4,109	67,141
Bel Fuse, Inc.—Class B (Electronics)	2,935	102,109
Belden, Inc. (Electrical Components & Equipment)	15,262	596,592
Bell Microproducts, Inc.* (Distribution/Wholesale)	10,566	74,490
Benchmark Electronics, Inc.* (Electronics)	22,306	543,374
Black Box Corp. (Telecommunications)	5,870	246,481
Blue Coat Systems, Inc.* (Internet)	3,522	84,352
Blue Nile, Inc.* (Internet)	3,522	129,927
Boston Private Financial Holdings, Inc. (Banks)	5,870	165,593
Bowne & Co., Inc. (Commercial Services)	9,979	159,065
Brady Corp.—Class A (Electronics)	10,566	393,900
Briggs & Stratton Corp. (Machinery-Diversified)	17,023	458,770
Brightpoint, Inc.* (Distribution/Wholesale)	17,610	236,855
Bristow Group, Inc.* (Transportation)	4,109	148,294
Brookline Bancorp, Inc. (Savings & Loans)	21,132	278,308
Brooks Automation, Inc.* (Semiconductors)	25,828	371,923
Brown Shoe Co., Inc. (Retail)	6,457	308,257
Brush Engineered Materials, Inc.* (Mining)	5,283	178,407
Buckeye Technologies, Inc.* (Forest Products & Paper)	12,914	154,710
Building Materials Holding Corp. (Distribution/Wholesale)	9,979	246,382

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

C&D Technologies, Inc. (Electrical Components & Equipment)	8,805	$41,736
C-COR.net Corp.* (Telecommunications)	12,914	143,862
California Pizza Kitchen, Inc.* (Retail)	2,348	78,212
Cambrex Corp. (Biotechnology)	9,392	213,386
Captaris, Inc.* (Software)	6,457	50,171
Caraustar Industries, Inc.* (Forest Products & Paper)	9,979	80,730
Carpenter Technology Corp. (Iron/Steel)	5,870	601,793
Carreker Corp.* (Computers)	5,283	40,362
Cascade Natural Gas Corp. (Gas)	4,109	106,505
Casey’s General Stores, Inc. (Retail)	17,610	414,716
Cash America International, Inc. (Retail)	3,522	165,182
Catapult Communications Corp.* (Computers)	1,761	15,814
CDI Corp. (Commercial Services)	4,696	116,930
Centene Corp.* (Healthcare-Services)	7,631	187,494
Central Garden & Pet Co.* (Household Products/Wares)	8,218	397,916
Central Pacific Financial Corp. (Banks)	10,566	409,538
Central Parking Corp. (Commercial Services)	3,522	63,396
Central Vermont Public Service Corp. (Electric)	3,522	82,943
Century Aluminum Co.* (Mining)	8,218	366,934
CH Energy Group, Inc. (Electric)	4,696	247,949
Champion Enterprises, Inc.* (Home Builders)	26,415	247,244
Checkpoint Systems, Inc.* (Electronics)	7,631	154,146
Chemed Corp. (Commercial Services)	8,805	325,609
Chesapeake Corp. (Packaging & Containers)	7,044	119,889
Chittenden Corp. (Banks)	15,849	486,406
Ciber, Inc.* (Computers)	18,784	127,356
Cimarex Energy Co. (Oil & Gas)	10,566	385,659
CKE Restaurants, Inc. (Retail)	24,067	442,832
Clarcor, Inc. (Miscellaneous Manufacturing)	7,044	238,158
CLECO Corp. (Electric)	19,958	503,541
Coachmen Industries, Inc. (Home Builders)	5,283	58,113
Cognex Corp. (Machinery-Diversified)	15,262	363,541
Coherent, Inc.* (Electronics)	10,566	333,569
Cohu, Inc. (Semiconductors)	7,631	153,841
Colonial Properties Trust (REIT)	15,849	743,001
Commonwealth Telephone Enterprises, Inc. (Telecommunications)	7,044	294,862
Community Bank System, Inc. (Banks)	10,566	243,018
CONMED Corp.* (Healthcare-Products)	6,457	149,286
Consolidated Graphics, Inc.* (Commercial Services)	4,109	242,719
Corn Products International, Inc. (Food)	15,849	547,425
Cost Plus, Inc.* (Retail)	7,631	78,599
CPI Corp. (Commercial Services)	1,761	81,869
Cross Country Healthcare, Inc.* (Commercial Services)	2,935	64,042
CryoLife, Inc.* (Biotechnology)	5,870	44,906
CT Communications, Inc. (Telecommunications)	5,283	121,086
CTS Corp. (Electronics)	12,327	193,534
Cubic Corp. (Electronics)	2,348	50,952
Cyberonics, Inc.* (Healthcare-Products)	2,935	60,578
Cymer, Inc.* (Electronics)	7,631	335,382
Datascope Corp. (Healthcare-Products)	4,109	149,732
Delphi Financial Group, Inc.—Class A (Insurance)	6,457	261,250
Delta & Pine Land Co. (Agriculture)	6,457	261,186
Deltic Timber Corp. (Forest Products & Paper)	2,348	130,971
Dendrite International, Inc.* (Software)	5,870	62,868
Digi International, Inc.* (Software)	8,805	121,421
Digitas, Inc.* (Internet)	21,719	291,251
Dime Community Bancshares, Inc. (Savings & Loans)	9,392	131,582
Ditech Networks, Inc.* (Telecommunications)	8,218	56,869
DJO, Inc.* (Healthcare-Products)	2,935	125,677
Downey Financial Corp. (Savings & Loans)	6,457	468,649
Drill-Quip, Inc.* (Oil & Gas Services)	3,522	137,922
DSP Group, Inc.* (Semiconductors)	3,522	76,427
EastGroup Properties, Inc. (REIT)	8,218	440,156
EDO Corp. (Aerospace/Defense)	2,348	55,742
EGL, Inc.* (Transportation)	11,153	332,136
El Paso Electric Co.* (Electric)	9,979	243,188
Electro Scientific Industries, Inc.* (Electronics)	9,979	200,977
ElkCorp (Building Materials)	2,935	120,599
EMCOR Group, Inc.* (Engineering & Construction)	11,153	634,048
Energen Corp. (Gas)	9,392	440,860
EnProIndustries, Inc.* (Miscellaneous Manufacturing)	2,935	97,471
Entertainment Properties Trust (REIT)	9,392	548,868
Enzo Biochem, Inc.* (Biotechnology)	5,870	83,765
Epicor Software Corp.* (Software)	8,218	111,025
Essex Property Trust, Inc. (REIT)	4,696	606,958
Esterline Technologies Corp.* (Aerospace/Defense)	5,870	236,150
Ethan Allen Interiors, Inc. (Home Furnishings)	11,153	402,735
Exar Corp.* (Semiconductors)	12,914	167,882
FEI Co.* (Electronics)	4,696	123,834
Fidelity Bankshares, Inc. (Savings & Loans)	2,935	116,431
Financial Federal Corp. (Diversified Financial Services)	9,392	276,219
First BanCorp. (Banks)	28,176	268,517
First Cash Financial Services, Inc.* (Retail)	2,348	60,743
First Commonwealth Financial Corp. (Banks)	21,719	291,686
First Financial Bancorp (Banks)	11,153	185,251
First Indiana Corp. (Banks)	4,696	119,091
First Midwest Bancorp, Inc. (Banks)	11,153	431,398
First Republic Bank (Banks)	6,457	252,340
FirstFed Financial Corp.* (Savings & Loans)	2,935	196,557
Flagstar Bancorp, Inc. (Savings & Loans)	13,501	200,355
Fleetwood Enterprises, Inc.* (Home Builders)	22,306	176,440
Flowers Foods, Inc. (Food)	17,610	475,294
Fred’s, Inc. (Retail)	14,088	169,620
Fremont General Corp. (Banks)	23,480	380,611
Frontier Airlines Holdings, Inc.* (Airlines)	12,914	95,564
Fuller (H.B.) Co. (Chemicals)	20,545	530,471
G & K Services, Inc. (Textiles)	7,631	296,769
Gardner Denver, Inc.* (Machinery-Diversified)	8,218	306,614
GenCorp, Inc.* (Aerospace/Defense)	9,979	139,906
Genesco, Inc.* (Retail)	1,761	65,685
Genesis Healthcare Corp.* (Healthcare-Services)	7,044	332,688
Gentiva Health Services, Inc.* (Healthcare-Services)	9,392	179,012
Georgia Gulf Corp. (Chemicals)	11,740	226,699
Gerber Scientific, Inc.* (Machinery-Diversified)	8,218	103,218
Gevity HR, Inc. (Commercial Services)	8,805	208,590
Glacier Bancorp, Inc. (Banks)	7,631	186,502
Global Imaging Systems, Inc.* (Office/Business Equipment)	5,870	128,847
Green Mountain Power Corp. (Electric)	1,761	59,680
Griffon Corp.* (Miscellaneous Manufacturing)	4,109	104,780
Group 1 Automotive, Inc. (Retail)	8,218	425,034
Haemonetics Corp.* (Healthcare-Products)	3,522	158,560
Hancock Fabrics, Inc.* (Retail)	6,457	22,212
Hanmi Financial Corp. (Banks)	6,457	145,476
Harland (John H.) Co. (Household Products/Wares)	3,522	176,804
Harmonic, Inc.* (Telecommunications)	18,784	136,560
Haverty Furniture Cos., Inc. (Retail)	7,631	112,939
Healthcare Services Group, Inc. (Commercial Services)	3,522	101,997
Heidrick & Struggles International, Inc.* (Commercial Services)	4,696	198,923
Hooper Holmes, Inc.* (Commercial Services)	23,480	77,719
Hub Group, Inc.—Class A* (Transportation)	8,805	242,578
Hutchinson Technology, Inc.* (Computers)	4,109	96,849
Hyperion Solutions Corp.* (Software)	9,392	337,548
See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

IDEX Corp. (Machinery-Diversified)	10,566	$500,933
IHOP Corp. (Retail)	2,935	154,675
Independent Bank Corp.—Michigan (Banks)	3,522	89,071
Infospace, Inc.* (Internet)	10,566	216,709
Inland Real Estate Corp. (REIT)	23,480	439,546
Input/Output, Inc.* (Oil & Gas Services)	17,610	240,024
Insight Enterprises, Inc.* (Retail)	17,023	321,224
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	5,283	136,618
Inter-Tel, Inc. (Software)	7,631	169,103
Interface, Inc.—Class A* (Office Furnishings)	12,914	183,637
Intevac, Inc.* (Machinery-Diversified)	5,283	137,094
Invacare Corp. (Healthcare-Products)	11,153	273,806
inVentiv Health, Inc.* (Advertising)	7,044	249,005
Irwin Financial Corp. (Banks)	6,457	146,122
J & J Snack Foods Corp. (Food)	2,348	97,207
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	9,392	205,122
JDA Software Group, Inc.* (Software)	6,457	88,913
Jo-Ann Stores, Inc.* (Retail)	8,218	202,163
K2, Inc.* (Leisure Time)	17,023	224,534
Kaman Corp. (Aerospace/Defense)	8,218	184,001
Kansas City Southern Industries, Inc.* (Transportation)	26,415	765,506
Kaydon Corp. (Metal Fabricate/Hardware)	5,870	233,274
Keane, Inc.* (Software)	15,262	181,770
Keithley Instruments, Inc. (Electronics)	4,696	61,752
Kellwood Co. (Apparel)	8,805	286,338
Kendle International, Inc.* (Commercial Services)	2,348	73,845
Keystone Automotive Industries, Inc.* (Auto Parts & Equipment)	2,348	79,809
Kilroy Realty Corp. (REIT)	7,631	595,218
Kopin Corp.* (Semiconductors)	15,849	56,581
Kulicke & Soffa Industries, Inc.* (Semiconductors)	19,958	167,647
La-Z-Boy, Inc. (Home Furnishings)	17,610	209,031
Labor Ready, Inc.* (Commercial Services)	9,979	182,915
LaBranche & Co., Inc.* (Diversified Financial Services)	18,197	178,877
Laclede Group, Inc. (Gas)	7,631	267,314
Lance, Inc. (Food)	10,566	212,165
LandAmerica Financial Group, Inc. (Insurance)	5,870	370,456
Landry’s Restaurants, Inc. (Retail)	5,870	176,628
Lawson Products, Inc. (Metal Fabricate/Hardware)	1,174	53,875
LCA-Vision, Inc. (Healthcare-Products)	4,109	141,185
Lennox International, Inc. (Building Materials)	19,958	610,915
Lenox Group, Inc.* (Toys/Games/Hobbies)	4,696	30,054
Lexington Corporate Properties Trust (REIT)	18,197	408,159
Libbey, Inc. (Housewares)	4,696	57,949
Lindsay Manufacturing Co. (Machinery-Diversified)	1,761	57,497
Littelfuse, Inc.* (Electrical Components & Equipment)	4,696	149,708
Live Nation, Inc.* (Commercial Services)	22,893	512,804
LoJack Corp.* (Electronics)	2,348	40,104
Lone Star Technologies, Inc.* (Oil & Gas Services)	10,566	511,500
Longs Drug Stores Corp. (Retail)	9,979	422,910
LTC Properties, Inc. (REIT)	7,044	192,372
Lufkin Industries, Inc. (Oil & Gas Services)	2,935	170,465
Lydall, Inc.* (Miscellaneous Manufacturing)	5,870	63,455
M/I Schottenstein Homes, Inc. (Home Builders)	4,109	156,923
Macdermid, Inc. (Chemicals)	5,870	200,167
MAF Bancorp, Inc. (Savings & Loans)	9,392	419,728
MagneTek, Inc.* (Electrical Components & Equipment)	6,457	36,482
Mannatech, Inc. (Pharmaceuticals)	2,935	43,233
MapInfo Corp.* (Software)	4,696	61,283
Marcus Corp. (Lodging)	7,631	195,201
MarineMax, Inc.* (Retail)	3,522	91,325
Massey Energy Co. (Coal)	27,589	640,892
Material Sciences Corp.* (Iron/Steel)	4,109	53,170
Matria Healthcare, Inc.* (Healthcare-Services)	4,109	118,052
Maximus, Inc. (Commercial Services)	4,109	126,475
Mercury Computer Systems, Inc.* (Computers)	2,935	39,212
Meridian Bioscience, Inc. (Healthcare-Products)	4,109	100,794
Mesa Air Group, Inc.* (Airlines)	12,327	105,642
Methode Electronics, Inc.—Class A (Electronics)	12,914	139,859
MGI Pharma, Inc.* (Pharmaceuticals)	11,740	216,133
Microsemi Corp.* (Semiconductors)	14,088	276,829
Mid-America Apartment Communities, Inc. (REIT)	8,218	470,398
Midas, Inc.* (Commercial Services)	4,109	94,507
MIVA, Inc.* (Internet)	9,979	33,829
MKS Instruments, Inc.* (Semiconductors)	12,914	291,598
Monaco Coach Corp. (Home Builders)	9,392	132,991
Moog, Inc.—Class A* (Aerospace/Defense)	7,044	269,010
Movado Group, Inc. (Retail)	4,109	119,161
MTS Systems Corp. (Computers)	2,935	113,350
Mueller Industries, Inc. (Metal Fabricate/Hardware)	12,914	409,374
Myers Industries, Inc. (Miscellaneous Manufacturing)	9,392	147,079
Napster, Inc.* (Software)	11,153	40,485
Nash Finch Co. (Food)	4,696	128,201
National Presto Industries, Inc. (Housewares)	1,761	105,431
National Retail Property, Inc. (REIT)	20,545	471,508
NCI Building Systems, Inc.* (Building Materials)	4,109	212,641
Neenah Paper, Inc. (Forest Products & Paper)	5,283	186,596
Network Equipment Technologies, Inc.* (Telecommunications)	6,457	37,580
New Century Financial Corp. (REIT)	15,262	482,127
New Jersey Resources Corp. (Gas)	9,392	456,263
Northwest Natural Gas Co. (Gas)	9,392	398,596
Novatel Wireless, Inc.* (Telecommunications)	8,218	79,468
O’Charley’s, Inc.* (Retail)	8,218	174,879
Old Dominion Freight Line, Inc.* (Transportation)	4,109	98,904
OM Group, Inc.* (Chemicals)	9,979	451,848
Omnova Solutions, Inc.* (Chemicals)	14,675	67,212
On Assignment, Inc.* (Commercial Services)	7,631	89,664
Open Solutions, Inc.* (Software)	5,283	198,852
Osteotech, Inc.* (Healthcare-Products)	5,870	33,166
Owens & Minor, Inc. (Distribution/Wholesale)	14,088	440,532
Oxford Industries, Inc. (Apparel)	2,935	145,723
Palomar Medical Technologies, Inc.* (Healthcare-Products)	3,522	178,460
PAREXEL International Corp.* (Commercial Services)	4,696	136,043
Park Electrochemical Corp. (Electronics)	7,044	180,679
Parkway Properties, Inc. (REIT)	5,283	269,486
Paxar Corp.* (Electronics)	7,631	175,971
PC-Tel, Inc.* (Internet)	5,870	54,885
Peet’s Coffee & Tea, Inc.* (Beverages)	1,761	46,209
Penford Corp. (Chemicals)	2,935	50,776
Pep Boys-Manny, Moe & Jack (Retail)	18,784	279,130
Performance Food Group Co.* (Food)	12,327	340,718
Pericom Semiconductor Corp.* (Semiconductors)	8,805	100,993
Phillips-Van Heusen Corp. (Apparel)	12,327	618,445
Phoenix Technologies, Ltd.* (Software)	5,283	23,774
Photon Dynamics, Inc.* (Electronics)	5,870	68,620
Photronics, Inc.* (Semiconductors)	14,675	239,790
Piedmont Natural Gas Co., Inc. (Gas)	25,828	690,899
Pinnacle Entertainment, Inc.* (Entertainment)	16,436	544,689
Piper Jaffray* (Diversified Financial Services)	6,457	420,673
Planar Systems, Inc.* (Electronics)	5,870	56,763
Polaris Industries, Inc. (Leisure Time)	4,109	192,424
PolyOne Corp.* (Chemicals)	32,285	242,138
Pope & Talbot, Inc.* (Forest Products & Paper)	5,870	32,109

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Presidential Life Corp. (Insurance)	7,631	$167,500
ProAssurance Corp.* (Insurance)	4,109	205,121
Progress Software Corp.* (Software)	5,870	163,949
Prosperity Bancshares, Inc. (Banks)	3,522	121,544
Provident Bankshares Corp. (Banks)	11,153	397,047
PS Business Parks, Inc. (REIT)	2,935	207,534
Quaker Chemical Corp. (Chemicals)	3,522	77,731
Quanex Corp. (Metal Fabricate/Hardware)	12,914	446,695
Radiant Systems, Inc.* (Computers)	8,805	91,924
Radio One, Inc.—Class D* (Media)	26,415	178,037
RadiSys Corp.* (Computers)	7,631	127,209
Ralcorp Holdings, Inc.* (Food)	3,522	179,235
RARE Hospitality International, Inc.* (Retail)	3,522	115,979
RC2 Corp.* (Toys/Games/Hobbies)	2,348	103,312
Red Robin Gourmet Burgers, Inc.* (Retail)	2,935	105,220
Regal-Beloit Corp. (Hand/Machine Tools)	10,566	554,821
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	9,392	188,497
RehabCare Group, Inc.* (Healthcare-Services)	5,870	87,170
RLI Corp. (Insurance)	2,348	132,474
Robbins & Myers, Inc. (Machinery-Diversified)	3,522	161,730
Rock-Tenn Co. (Forest Products & Paper)	11,153	302,358
Rogers Corp.* (Electronics)	2,935	173,605
RTI International Metals, Inc.* (Mining)	4,696	367,321
Rudolph Technologies, Inc.* (Semiconductors)	5,283	84,105
Russ Berrie & Co., Inc.* (Household Products/Wares)	4,109	63,484
Ryerson, Inc. (Iron/Steel)	8,805	220,917
Safety Insurance Group, Inc. (Insurance)	4,696	238,134
Savient Pharmaceuticals, Inc.* (Biotechnology)	9,979	111,865
School Specialty, Inc.* (Retail)	3,522	132,040
Schulman (A.), Inc. (Chemicals)	8,218	182,851
Schweitzer-Mauduit International, Inc. (Forest Products & Paper)	5,283	137,622
SCPIE Holdings, Inc.* (Insurance)	3,522	92,065
SEACOR SMIT, Inc.* (Oil & Gas Services)	4,696	465,561
Secure Computing Corp.* (Internet)	9,979	65,462
Select Comfort Corp.* (Retail)	7,044	122,495
Selective Insurance Group, Inc. (Insurance)	9,979	571,697
Senior Housing Properties Trust (REIT)	23,480	574,790
Shaw Group, Inc.* (Engineering & Construction)	27,589	924,232
Skechers U.S.A., Inc.—Class A* (Apparel)	3,522	117,318
Skyline Corp. (Home Builders)	2,348	94,437
SkyWest, Inc. (Airlines)	22,306	569,026
Skyworks Solutions, Inc.* (Semiconductors)	55,765	394,816
Smith (A.O.) Corp. (Miscellaneous Manufacturing)	7,631	286,620
Sonic Automotive, Inc. (Retail)	10,566	306,837
Sonic Solutions* (Electronics)	4,696	76,545
South Financial Group, Inc. (Banks)	25,828	686,766
South Jersey Industries, Inc. (Gas)	9,979	333,398
Southern Union Co. (Gas)	20,545	574,233
Southwest Gas Corp. (Gas)	14,088	540,557
Sovran Self Storage, Inc. (REIT)	7,044	403,480
Spectrum Brands, Inc.* (Household Products/Wares)	12,914	140,763
Spherion Corp.* (Commercial Services)	19,371	143,927
SPSS, Inc.* (Software)	4,696	141,209
Stamps.com, Inc.* (Internet)	3,522	55,472
Standard Microsystems Corp.* (Semiconductors)	4,109	114,970
Standard Motor Products, Inc. (Auto Parts & Equipment)	4,109	61,553
Standard Pacific Corp. (Home Builders)	22,306	597,578
Standex International Corp. (Miscellaneous Manufacturing)	4,109	123,804
StarTek, Inc. (Commercial Services)	4,109	55,636
Steel Technologies, Inc. (Iron/Steel)	4,109	72,113
Stein Mart, Inc. (Retail)	9,392	124,538
Sterling Bancorp (Banks)	6,457	127,203
Sterling Bancshares, Inc. (Banks)	14,088	183,426
Sterling Financial Corp.—Spokane (Savings & Loans)	6,457	218,311
Stewart Information Services Corp. (Insurance)	6,457	279,976
Sturm, Ruger & Co., Inc.* (Miscellaneous Manufacturing)	6,457	61,987
Superior Industries International, Inc. (Auto Parts & Equipment)	7,631	147,049
Supertex, Inc.* (Semiconductors)	2,935	115,199
Susquehanna Bancshares, Inc. (Banks)	18,197	489,135
SWS Group, Inc. (Diversified Financial Services)	5,870	209,559
Sykes Enterprises, Inc.* (Computers)	7,044	124,256
Symmetricom, Inc.* (Telecommunications)	15,849	141,373
Technitrol, Inc. (Electronics)	9,392	224,375
Teledyne Technologies, Inc.* (Aerospace/Defense)	6,457	259,119
Tetra Tech, Inc.* (Environmental Control)	12,327	222,995
TETRA Technologies, Inc.* (Oil & Gas Services)	9,979	255,263
Texas Industries, Inc. (Building Materials)	8,218	527,842
The Cato Corp.—Class A (Retail)	5,283	121,034
The Finish Line, Inc.—Class A (Retail)	6,457	92,206
The Great Atlantic & Pacific Tea Co., Inc. (Food)	7,044	181,313
The Hain Celestial Group, Inc.* (Food)	7,044	219,843
The Men’s Wearhouse, Inc. (Retail)	7,631	291,962
The Standard Register Co. (Household Products/Wares)	4,109	49,308
The Steak n Shake Co.* (Retail)	4,109	72,318
The Stride Rite Corp. (Apparel)	12,327	185,891
Theragenics Corp.* (Pharmaceuticals)	11,740	36,394
THQ, Inc.* (Software)	8,218	267,249
Tollgrade Communications, Inc.* (Telecommunications)	4,696	49,637
TradeStation Group, Inc.* (Diversified Financial Services)	5,283	72,641
Tredegar Corp. (Miscellaneous Manufacturing)	9,392	212,353
TreeHouse Foods, Inc.* (Food)	4,696	146,515
Triarc Cos., Inc. (Retail)	14,088	281,760
Triumph Group, Inc. (Aerospace/Defense)	5,870	307,764
Tronox, Inc.—Class B (Chemicals)	14,088	222,450
TrustCo Bank Corp. NY (Banks)	25,828	287,207
Tuesday Morning Corp. (Retail)	4,109	63,895
UGI Corp. (Gas)	36,394	992,829
UIL Holdings Corp. (Electric)	8,805	371,483
Ultratech Stepper, Inc.* (Semiconductors)	8,218	102,561
Umpqua Holdings Corp. (Banks)	10,566	310,957
Unisource Energy Corp. (Electric)	12,327	450,305
United Bankshares, Inc. (Banks)	12,914	499,126
United Fire & Casualty Co. (Insurance)	3,522	124,151
United Online, Inc. (Internet)	22,893	304,018
United Stationers, Inc.* (Distribution/Wholesale)	10,566	493,326
United Surgical Partners International, Inc.* (Healthcare-Services)	5,283	149,773
Universal Forest Products, Inc. (Building Materials)	6,457	301,025
Universal Technical Institute, Inc.* (Commercial Services)	5,283	117,335
URS Corp.* (Engineering & Construction)	18,197	779,741
Valmont Industries, Inc. (Metal Fabricate/Hardware)	2,935	162,863
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	11,153	507,685
Veeco Instruments, Inc.* (Semiconductors)	10,566	197,901
Veritas DGC, Inc.* (Oil & Gas Services)	7,631	653,442
Viad Corp. (Commercial Services)	7,631	309,819
ViaSat, Inc.* (Telecommunications)	4,109	122,489
Viasys Healthcare, Inc.* (Healthcare-Products)	5,870	163,303
Vicor Corp. (Electrical Components & Equipment)	7,044	78,259
Vital Signs, Inc. (Healthcare-Products)	1,174	58,606
Volt Information Sciences, Inc.* (Commercial Services)	2,935	147,366

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Wabash National Corp. (Auto Manufacturers)	10,566	$159,547
Watsco, Inc. (Distribution/Wholesale)	5,283	249,146
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	4,109	185,521
Watts Industries, Inc.—Class A (Electronics)	5,283	217,184
Wausau-Mosinee Paper Corp. (Forest Products & Paper)	15,262	228,777
WD-40 Co. (Household Products/Wares)	2,935	102,343
Wellman, Inc. (Chemicals)	11,153	35,578
Whitney Holding Corp. (Banks)	22,893	746,769
Wintrust Financial Corp. (Banks)	2,935	140,939
WMS Industries, Inc.* (Leisure Time)	4,696	163,703
Wolverine World Wide, Inc. (Apparel)	7,044	200,895
Woodward Governor Co. (Electronics)	6,457	256,407
World Fuel Services Corp. (Retail)	3,522	156,588
X-Rite, Inc. (Electronics)	6,457	79,421
Zale Corp.* (Retail)	7,631	215,271
Zenith National Insurance Corp. (Insurance)	5,283	247,826

TOTAL COMMON STOCKS
(Cost $85,105,335)		102,988,287

Repurchase Agreements (0.1%)
	Principal Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $86,048 (Collateralized by $84,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $87,861)	$86,000	86,000

TOTAL REPURCHASE AGREEMENTS
(Cost $86,000)		86,000

TOTAL INVESTMENT SECURITIES
(Cost $85,191,335)—100.3%		103,074,287
Net other assets (liabilities)—(0.3)%		(313,961)

NET ASSETS—100.0%		$102,760,326

* Non-income producing security
REIT Real Estate Investment Trust

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)

E-Mini Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $158,640)	2	$(1,297)

ProFund VP Small-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.4%
Aerospace/Defense	1.8%
Agriculture	0.5%
Airlines	0.7%
Apparel	1.6%
Auto Manufacturers	0.2%
Auto Parts & Equipment	0.3%
Banks	7.8%
Beverages	NM
Biotechnology	0.7%
Building Materials	1.9%
Chemicals	2.5%
Coal	0.6%
Commercial Services	4.7%
Computers	0.9%
Distribution/Wholesale	1.7%
Diversified Financial Services	1.1%
Electric	2.8%
Electrical Components & Equipment	1.1%
Electronics	4.3%
Engineering & Construction	2.4%
Entertainment	0.5%
Environmental Control	0.2%
Food	2.5%
Forest Products & Paper	1.2%
Gas	5.6%
Hand/Machine Tools	0.9%
Healthcare-Products	1.6%
Healthcare-Services	1.4%
Home Builders	1.4%
Home Furnishings	0.7%
Household Products/Wares	0.9%
Housewares	0.2%
Insurance	2.6%
Internet	1.2%
Iron/Steel	0.9%
Leisure Time	0.6%
Lodging	0.4%
Machinery-Construction & Mining	0.2%
Machinery-Diversified	2.7%
Media	0.3%
Metal Fabricate/Hardware	1.4%
Mining	1.1%
Miscellaneous Manufacturing	2.3%
Office Furnishings	0.2%
Office/Business Equipment	0.1%
Oil & Gas	0.6%
Oil & Gas Services	2.4%
Packaging & Containers	0.1%
Pharmaceuticals	0.6%
Real Estate Investment Trust	6.9%
Retail	6.3%
Saving & Loans	2.4%
Semiconductors	3.9%
Software	2.6%
Telecommunications	2.5%
Textiles	0.4%
Toys/Games/Hobbies	0.3%
Transportation	1.9%
Water	0.2%
Other**	(0.2)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Value

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $85,105,335)	$102,988,287
Repurchase agreements, at cost	86,000

Total Investment Securities	103,074,287
Cash	50,775
Segregated cash balances with brokers for futures contracts	4,576
Dividends and interest receivable	153,861
Receivable for investments sold	4,571,459
Prepaid expenses	366

Total Assets	107,855,324

Liabilities:
Payable for investments purchased	187,302
Payable for capital shares redeemed	4,744,085
Variation margin on futures contracts	1,660
Advisory fees payable	61,427
Management services fees payable	8,190
Administration fees payable	2,566
Administrative services fees payable	29,471
Distribution fees payable	22,527
Trustee fees payable	16
Transfer agency fees payable	2,486
Fund accounting fees payable	3,859
Compliance services fees payable	1,607
Other accrued expenses	29,802

Total Liabilities	5,094,998

Net Assets	$102,760,326

Net Assets consist of:
Capital	$89,561,464
Accumulated net realized gains (losses) on investments	(4,682,793)
Net unrealized appreciation (depreciation) on investments	17,881,655

Net Assets	$102,760,326

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,804,489

Net Asset Value (offering and redemption price per share)	$36.64

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$1,052,376
Interest	12,423

Total Investment Income	1,064,799

Expenses:
Advisory fees	565,554
Management services fees	113,111
Administration fees	23,206
Transfer agency fees	22,130
Administrative services fees	299,422
Distribution fees	188,518
Custody fees	55,678
Fund accounting fees	35,448
Trustee fees	962
Compliance services fees	1,964
Other fees	44,569

Total Gross Expenses before reductions	1,350,562
Less Expenses reduced by the Advisor	(28,152)

Total Net Expenses	1,322,410

Net Investment Income (Loss)	(257,611)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,904,571
Net realized gains (losses) on futures contracts	17,064
Change in net unrealized appreciation/depreciation on investments	6,987,519

Net Realized and Unrealized Gains (Losses) on Investments	9,909,154

Change in Net Assets Resulting from Operations	$9,651,543

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Value
Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the year ended December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(257,611)	$(550,972)
Net realized gains (losses) on investments	2,921,635	12,756,315
Change in net unrealized appreciation/depreciation on investments	6,987,519	(13,223,946)

Change in net assets resulting from operations	9,651,543	(1,018,603)

Distributions to Shareholders From:
Net realized gains on investments	(3,876,765)	(4,465,862)

Change in net assets resulting from distributions	(3,876,765)	(4,465,862)

Capital Transactions:
Proceeds from shares issued	375,396,216	439,417,378
Dividends reinvested	3,876,765	4,465,862
Value of shares redeemed	(345,106,978)	(554,740,984)

Change in net assets resulting from capital transactions	34,166,003	(110,857,744)

Change in net assets	39,940,781	(116,342,209)
Net Assets:
Beginning of period	62,819,545	179,161,754

End of period	$102,760,326	$62,819,545

Share Transactions:
Issued	10,490,030	13,333,614
Reinvested	113,588	134,271
Redeemed	(9,709,908)	(16,898,927)

Change in shares	893,710	(3,431,042)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Value
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002

Net Asset Value,
Beginning of Period	$32.88	$33.54	$28.97	$21.51	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.12)	(0.23)	(0.16)	(0.22)	(0.09)
Net realized and unrealized gains (losses) on investments	5.71	1.59 (c)	5.92	7.68	(8.40)

Total income (loss) from investment activities	5.59	1.36	5.76	7.46	(8.49)

Distributions to Shareholders From:
Net realized gains on investments	(1.83)	(2.02)	(1.19)	—	—

Net Asset Value, End of Period	$36.64	$32.88	$33.54	28.97	$21.51

Total Return	17.43%	4.00%	20.12%	34.68%	(28.30	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.79%	1.91%	1.95%	2.08%	2.45%
Net expenses(e)	1.75%	1.91%	1.95%	1.98%	1.98%
Net investment income (loss)(e)	(0.34)%	(0.69)%	(0.53)%	(0.87)%	(0.61)%

Supplemental Data:
Net assets, end of period (000’s)	$102,760	$62,820	$179,162	$147,174	$29,165
Portfolio turnover rate(f)	436%	573%	819%	906%	1,253	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Small-Cap Growth

The ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Growth Index.1 For the year ended December 31, 2006, the Fund had a total return of 8.65%, compared to a total return of 10.56%2,4 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Citigroup Growth Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have growth characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P SmallCap 600/Barra Growth Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Respironics (+1.83%), Cerner (+0.10%), and Global Payments (–0.49%), while the bottom three performers in this group were Cimarex Energy (–14.79%), Helix Energy Solutions (–12.59%), and Unit (–11.96%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Growth from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP Small-Cap Growth	8.65%	8.49%

S&P SmallCap 600/Citigroup Growth Index	10.56%	11.02%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P SmallCap 600/Barra Growth Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P SmallCap 600/Barra Growth Index represents performance from May 1, 2002 to December 16, 2005 and the S&P SmallCap 600/Citigroup Growth Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Small-Cap Growth

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P SmallCap 600/Citigroup Growth Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	99.9%
Futures Contracts	0.2%

Total Exposure	100.1%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
S&P SmallCap 600/Citigroup Growth Index - Composition
% of Index

Consumer Non-Cyclical	22.5%
Consumer Cyclical	19.4%
Industrial	16.3%
Technology	12.9%
Energy	10.9%
Financial	10.6%
Communications	3.8%
Basic Materials	2.2%
Utilities	1.4%

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks (99.9%)
	Shares	Value

A.S.V., Inc.* (Auto Manufacturers)	6,039	$98,255
Aaron Rents, Inc. (Commercial Services)	8,052	231,737
Actel Corp.* (Semiconductors)	2,013	36,556
Acuity Brands, Inc. (Miscellaneous Manufacturing)	5,368	279,351
Administaff, Inc. (Commercial Services)	2,013	86,096
ADVO, Inc. (Advertising)	4,697	153,123
Aeroflex, Inc.* (Telecommunications)	11,407	133,690
Allscripts Healthcare Solutions, Inc.* (Software)	6,039	162,993
Altiris, Inc.* (Software)	6,710	170,300
Amedisys, Inc.* (Healthcare-Services)	7,381	242,613
American Medical Systems Holdings, Inc.* (Healthcare-Products)	20,130	372,808
AMERIGROUP Corp.* (Healthcare-Services)	5,368	192,658
AMN Healthcare Services, Inc.* (Commercial Services)	9,394	258,711
AmSurg Corp.* (Healthcare-Services)	8,723	200,629
Anchor BanCorp Wisconsin, Inc. (Savings & Loans)	2,684	77,353
ANSYS, Inc.* (Software)	10,736	466,909
AptarGroup, Inc. (Miscellaneous Manufacturing)	5,368	316,926
Arbitron, Inc. (Commercial Services)	4,697	204,038
Armor Holdings, Inc.* (Aerospace/Defense)	8,723	478,457
ArQule, Inc.* (Biotechnology)	2,684	15,889
ArthroCare Corp.* (Healthcare-Products)	7,381	294,650
Astec Industries, Inc.* (Machinery-Construction & Mining)	1,342	47,104
ATMI, Inc.* (Semiconductors)	3,355	102,428
Atwood Oceanics, Inc.* (Oil & Gas)	3,355	164,294
Avid Technology, Inc.* (Software)	3,355	125,007
Aztar Corp.* (Lodging)	6,710	365,158
Bankrate, Inc.* (Commercial Services)	3,355	127,322
BankUnited Financial Corp.—Class A (Savings & Loans)	4,026	112,567
Bel Fuse, Inc.—Class B (Electronics)	1,342	46,688
Biolase Technology, Inc.* (Healthcare-Products)	6,710	58,713
Biosite Diagnostics, Inc.* (Healthcare-Products)	4,697	229,448
Blue Coat Systems, Inc.* (Internet)	1,342	32,141
Blue Nile, Inc.* (Internet)	1,342	49,506
Boston Private Financial Holdings, Inc. (Banks)	5,368	151,431
Bradley Pharmaceuticals, Inc.* (Pharmaceuticals)	4,697	96,664
Brady Corp.—Class A (Electronics)	6,710	250,149
Bright Horizons Family Solutions, Inc.* (Commercial Services)	7,381	285,349
Bristow Group, Inc.* (Transportation)	3,355	121,082
Brown Shoe Co., Inc. (Retail)	3,355	160,168
Brush Engineered Materials, Inc.* (Mining)	1,342	45,319
C-COR.net Corp.* (Telecommunications)	3,355	37,375
Cabot Microelectronics Corp.* (Chemicals)	6,710	227,738
Cabot Oil & Gas Corp. (Oil & Gas)	13,420	813,923
CACI International, Inc.—Class A* (Computers)	8,723	492,850
California Pizza Kitchen, Inc.* (Retail)	3,355	111,755
Captaris, Inc.* (Software)	2,013	15,641
CARBO Ceramics, Inc. (Oil & Gas Services)	6,039	225,677
Carpenter Technology Corp. (Iron/Steel)	2,013	206,373
Carreker Corp.* (Computers)	1,342	10,253
Cascade Bancorp (Banks)	8,052	249,854
Cash America International, Inc. (Retail)	5,368	251,759
Catapult Communications Corp.* (Computers)	1,342	12,051
CEC Entertainment, Inc.* (Retail)	9,394	378,109
Centene Corp.* (Healthcare-Services)	6,039	148,378
Central Parking Corp. (Commercial Services)	2,013	36,234
Ceradyne, Inc.* (Miscellaneous Manufacturing)	7,381	417,026
Cerner Corp.* (Software)	18,788	854,854
Chaparral Steel Co. (Iron/Steel)	13,420	594,103
Checkpoint Systems, Inc.* (Electronics)	4,697	94,879
Christopher & Banks Corp. (Retail)	10,736	200,334
Cimarex Energy Co. (Oil & Gas)	14,762	538,813
Clarcor, Inc. (Miscellaneous Manufacturing)	8,723	294,925
Cleveland-Cliffs, Inc. (Iron/Steel)	11,407	552,555
Coinstar, Inc.* (Commercial Services)	8,052	246,150
Comtech Telecommunications Corp.* (Telecommunications)	6,710	255,449
CONMED Corp.* (Healthcare-Products)	2,684	62,054
Cooper Cos., Inc. (Healthcare-Products)	12,749	567,331
Corn Products International, Inc. (Food)	8,052	278,116
Crocs, Inc.* (Apparel)	9,394	405,821
Cross Country Healthcare, Inc.* (Commercial Services)	3,355	73,206
CryoLife, Inc.* (Biotechnology)	2,013	15,399
CT Communications, Inc. (Telecommunications)	1,342	30,759
Cubic Corp. (Electronics)	2,684	58,243
Curtiss-Wright Corp.(Aerospace/Defense)	12,749	472,733
Cyberonics, Inc.* (Healthcare-Products)	3,355	69,247
Cymer, Inc.* (Electronics)	4,026	176,943
Daktronics, Inc. (Electronics)	8,723	321,443

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Deckers Outdoor Corp.* (Apparel)	3,355	$201,132
Delphi Financial Group, Inc.—Class A (Insurance)	7,381	298,635
Delta & Pine Land Co. (Agriculture)	4,697	189,994
Deltic Timber Corp. (Forest Products & Paper)	1,342	74,857
Dendrite International, Inc.* (Software)	7,381	79,051
Digene Corp.* (Biotechnology)	6,710	321,544
Digital Insight Corp.* (Internet)	9,394	361,575
Digitas, Inc.* (Internet)	6,710	89,981
Diodes, Inc.* (Semiconductors)	5,368	190,457
Dionex Corp.* (Electronics)	5,368	304,419
Ditech Networks, Inc.* (Telecommunications)	2,013	13,930
DJO, Inc.* (Healthcare-Products)	4,026	172,393
Dress Barn, Inc.* (Retail)	13,420	313,089
Drew Industries, Inc.* (Building Materials)	5,368	139,622
Drill-Quip, Inc.* (Oil & Gas Services)	3,355	131,382
DSP Group, Inc.* (Semiconductors)	5,368	116,486
East-West Bancorp, Inc. (Banks)	17,446	617,938
EDO Corp. (Aerospace/Defense)	2,684	63,718
eFunds Corp.* (Software)	13,420	369,050
El Paso Electric Co.* (Electric)	4,697	114,466
ElkCorp (Building Materials)	3,355	137,857
Energen Corp. (Gas)	12,749	598,439
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	3,355	111,420
Enzo Biochem, Inc.* (Biotechnology)	3,355	47,876
Epicor Software Corp.* (Software)	10,065	135,978
EPIQ Systems, Inc.* (Software)	4,026	68,321
Essex Property Trust, Inc. (REIT)	2,684	346,907
Esterline Technologies Corp.* (Aerospace/Defense)	2,684	107,977
FactSet Research Systems, Inc. (Computers)	10,736	606,369
FEI Co.* (Electronics)	3,355	88,471
Fidelity Bankshares, Inc. (Savings & Loans)	4,026	159,711
First Cash Financial Services, Inc.* (Retail)	6,039	156,229
First Midwest Bancorp, Inc. (Banks)	5,368	207,634
First Republic Bank (Banks)	3,355	131,113
FirstFed Financial Corp.* (Savings & Loans)	2,684	179,747
FLIR Systems, Inc.* (Electronics)	18,788	598,022
Forward Air Corp. (Transportation)	8,723	252,356
Fossil, Inc.* (Household Products/Wares)	12,749	287,872
Franklin Bank Corp. Houston* (Savings & Loans)	6,710	137,823
Frontier Oil Corp. (Oil & Gas)	31,537	906,373
Gardner Denver, Inc.* (Machinery-Diversified)	8,052	300,420
GenCorp, Inc.* (Aerospace/Defense)	7,381	103,482
General Communication, Inc.—Class A* (Telecommunications)	12,749	200,541
Genesco, Inc.* (Retail)	4,697	175,198
Glacier Bancorp, Inc. (Banks)	8,052	196,791
Global Imaging Systems, Inc.* (Office/Business Equipment)	10,065	220,927
Global Payments, Inc. (Software)	19,459	900,951
Greatbatch, Inc.* (Electrical Components & Equipment)	6,039	162,569
Griffon Corp.* (Miscellaneous Manufacturing)	4,026	102,663
Guitar Center, Inc.* (Retail)	8,052	366,044
Haemonetics Corp.* (Healthcare-Products)	4,697	211,459
Hanmi Financial Corp. (Banks)	6,710	151,176
Harland (John H.)Co. (Household Products/Wares)	4,026	202,105
Harmonic, Inc.* (Telecommunications)	6,039	43,904
Headwaters, Inc.* (Energy - Alternate Sources)	12,078	289,389
Healthcare Services Group, Inc. (Commercial Services)	4,697	136,025
Healthways, Inc.* (Healthcare-Services)	10,065	480,201
Heartland Express, Inc. (Transportation)	16,775	251,961
Heidrick & Struggles International, Inc.* (Commercial Services)	1,342	56,847
Helix Energy Solutions Group, Inc.* (Oil & Gas Services)	26,840	841,971
Hibbett Sporting Goods, Inc.* (Retail)	8,723	266,313
Hilb, Rogal, & Hobbs Co. (Insurance)	10,065	423,938
Hologic, Inc.* (Healthcare-Products)	14,762	697,946
Hot Topic, Inc.* (Retail)	12,749	170,072
Hub Group, Inc.—Class A* (Transportation)	4,026	110,916
Hutchinson Technology, Inc.* (Computers)	4,026	94,893
Hydril* (Oil & Gas Services)	5,368	403,620
Hyperion Solutions Corp.* (Software)	8,723	313,505
ICU Medical, Inc.* (Healthcare-Products)	4,026	163,778
IDEX Corp. (Machinery-Diversified)	6,710	318,121
IDEXX Laboratories, Inc.* (Healthcare-Products)	8,723	691,733
IHOP Corp. (Retail)	2,013	106,085
Immucor, Inc.* (Healthcare-Products)	19,459	568,787
Independent Bank Corp.- Michigan (Banks)	3,355	84,848
Infinity Property & Casualty Corp. (Insurance)	5,368	259,758
Input/Output, Inc.* (Oil & Gas Services)	5,368	73,166
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	3,355	86,760
Integra LifeSciences Holdings* (Biotechnology)	5,368	228,623
Interface, Inc.—Class A* (Office Furnishings)	4,026	57,250
Intevac, Inc.* (Machinery-Diversified)	2,013	52,237
inVentiv Health, Inc.* (Advertising)	2,684	94,879
Investment Technology Group, Inc.* (Diversified Financial Services)	12,749	546,677
Itron, Inc.* (Electronics)	7,381	382,631
J & J Snack Foods Corp. (Food)	2,013	83,338
j2 Global Communications, Inc.* (Internet)	14,091	383,980
Jack in the Box, Inc.* (Retail)	10,065	614,368
JDA Software Group, Inc.* (Software)	2,684	36,959
Jos.A. Bank Clothiers, Inc.* (Retail)	5,368	157,551
K-Swiss, Inc.—Class A (Apparel)	7,381	226,892
Kaydon Corp. (Metal Fabricate/Hardware)	3,355	133,328
Kendle International, Inc.* (Commercial Services)	1,342	42,206
Kensey Nash Corp.* (Healthcare-Products)	3,355	106,689
Keystone Automotive Industries, Inc.* (Auto Parts & Equipment)	2,684	91,229
Kilroy Realty Corp. (REIT)	2,684	209,352
Kirby Corp.* (Transportation)	14,762	503,827
Knight Transportation, Inc. (Transportation)	16,104	274,573
Komag, Inc.* (Computers)	8,723	330,427
Kopin Corp.* (Semiconductors)	6,710	23,955
Kronos, Inc.* (Computers)	9,394	345,136
Labor Ready, Inc.* (Commercial Services)	6,710	122,994
Landstar System, Inc. (Transportation)	16,104	614,851
LCA-Vision, Inc. (Healthcare-Products)	2,684	92,222
Lindsay Manufacturing Co. (Machinery-Diversified)	2,013	65,724
Littelfuse, Inc.* (Electrical Components & Equipment)	2,684	85,566
LKQ Corp.* (Distribution/Wholesale)	12,749	293,100
LoJack Corp.* (Electronics)	3,355	57,303
Lufkin Industries, Inc. (Oil & Gas Services)	2,013	116,915
Macdermid, Inc. (Chemicals)	2,684	91,524
MagneTek, Inc.* (Electrical Components & Equipment)	2,684	15,165
Manhattan Associates, Inc.* (Computers)	8,052	242,204
Manitowoc Co. (Machinery-Diversified)	17,446	1,036,817
Mannatech, Inc. (Pharmaceuticals)	2,013	29,651
ManTech International Corp.—Class A* (Software)	5,368	197,703
MapInfo Corp.* (Software)	2,013	26,270
MarineMax, Inc.* (Retail)	2,684	69,596
Matria Healthcare, Inc.* (Healthcare-Services)	2,684	77,111
Maximus, Inc. (Commercial Services)	2,684	82,614
Mentor Corp. (Healthcare-Products)	12,078	590,252
Mercury Computer Systems, Inc.* (Computers)	4,026	53,787

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Meridian Bioscience, Inc. (Healthcare-Products)	2,684	$65,839
Merit Medical Systems, Inc.* (Healthcare-Products)	8,052	127,544
Meritage Homes Corp.* (Home Builders)	6,039	288,181
MGI Pharma, Inc.* (Pharmaceuticals)	12,749	234,709
Micros Systems, Inc.* (Computers)	11,407	601,149
Microsemi Corp.* (Semiconductors)	8,723	171,407
Mobile Mini, Inc.* (Storage/Warehousing)	10,065	271,151
Moog, Inc.—Class A* (Aerospace/Defense)	6,039	230,629
Movado Group, Inc. (Retail)	2,013	58,377
MTS Systems Corp. (Computers)	2,684	103,656
Multimedia Games, Inc.* (Leisure Time)	8,052	77,299
Napster, Inc.* (Software)	4,026	14,614
Nara Bancorp, Inc. (Banks)	6,039	126,336
NBTY, Inc.* (Pharmaceuticals)	16,104	669,444
NCI Building Systems, Inc.* (Building Materials)	2,013	104,173
Neoware, Inc.* (Software)	5,368	70,911
NETGEAR, Inc.* (Telecommunications)	9,394	246,592
Network Equipment Technologies, Inc.* (Telecommunications)	2,013	11,716
Novatel Wireless, Inc.* (Telecommunications)	2,013	19,466
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	6,710	170,770
NVR, Inc.* (Home Builders)	1,342	865,590
Oceaneering International, Inc.* (Oil & Gas Services)	15,433	612,690
Odyssey Healthcare, Inc.* (Healthcare-Services)	10,065	133,462
Old Dominion Freight Line, Inc.* (Transportation)	4,697	113,057
On Assignment, Inc.* (Commercial Services)	3,355	39,421
Open Solutions, Inc.* (Software)	1,342	50,513
Oxford Industries, Inc. (Apparel)	2,013	99,945
P.F. Chang’s China Bistro, Inc.* (Retail)	7,381	283,283
Palomar Medical Technologies, Inc.* (Healthcare-Products)	2,013	101,999
Panera Bread Co.—Class A* (Retail)	8,723	487,703
Papa John’s International, Inc.* (Retail)	6,710	194,657
PAREXEL International Corp.* (Commercial Services)	4,026	116,633
Paxar Corp.* (Electronics)	5,368	123,786
PC-Tel, Inc.* (Internet)	1,342	12,548
Pediatrix Medical Group, Inc.* (Healthcare-Services)	14,091	689,051
Peet’s Coffee & Tea, Inc.* (Beverages)	2,684	70,428
Penn Virginia Corp. (Oil & Gas)	5,368	375,975
Per-Se Technologies, Inc.* (Software)	9,394	260,965
PetMed Express, Inc.* (Pharmaceuticals)	6,710	89,579
Petroleum Development* (Oil & Gas)	4,026	173,319
Pharmanet Development Group, Inc.* (Commercial Services)	5,368	118,472
Philadelphia Consolidated Holding Corp.* (Insurance)	16,104	717,594
Phillips-Van Heusen Corp. (Apparel)	5,368	269,313
Phoenix Technologies, Ltd.* (Software)	2,684	12,078
Playtex Products, Inc.* (Household Products/Wares)	16,104	231,737
Polaris Industries, Inc. (Leisure Time)	8,052	377,076
PolyMedica Corp. (Healthcare-Products)	6,710	271,151
Pool Corp. (Distribution/Wholesale)	14,762	578,228
Portfolio Recovery Associates, Inc.* (Diversified Financial Services)	4,697	219,303
Possis Medical, Inc.* (Healthcare-Products)	4,697	63,316
Pre-Paid Legal Services, Inc. (Commercial Services)	2,684	105,025
PrivateBancorp, Inc. (Banks)	5,368	223,470
ProAssurance Corp.* (Insurance)	6,039	301,467
Progress Software Corp.* (Software)	6,710	187,410
Prosperity Bancshares, Inc. (Banks)	4,697	162,093
PS Business Parks, Inc. (REIT)	2,013	142,339
Quality Systems, Inc. (Software)	4,697	175,057
Quiksilver, Inc.* (Apparel)	34,221	538,980
Ralcorp Holdings, Inc.* (Food)	4,697	239,030
RARE Hospitality International, Inc.* (Retail)	6,710	220,960
RC2 Corp.* (Toys/Games/Hobbies)	4,026	177,144
Red Robin Gourmet Burgers, Inc.* (Retail)	2,013	72,166
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	10,736	215,472
Respironics, Inc.* (Healthcare-Products)	20,801	785,237
Rewards Network, Inc.* (Commercial Services)	7,381	51,298
RLI Corp. (Insurance)	4,026	227,147
Robbins & Myers, Inc. (Machinery-Diversified)	2,013	92,437
Rogers Corp.* (Electronics)	2,684	158,759
RTI International Metals, Inc.* (Mining)	2,684	209,943
Rudolph Technologies, Inc.* (Semiconductors)	2,684	42,729
Sanderson Farms, Inc. (Food)	4,697	142,272
Savient Pharmaceuticals, Inc.* (Biotechnology)	4,697	52,653
ScanSource, Inc.* (Distribution/Wholesale)	7,381	224,382
School Specialty, Inc.* (Retail)	2,013	75,467
Sciele Pharma, Inc.* (Pharmaceuticals)	8,052	193,248
SEACOR SMIT, Inc.* (Oil & Gas Services)	2,013	199,569
Secure Computing Corp.* (Internet)	10,065	66,026
Select Comfort Corp.* (Retail)	9,394	163,362
Shuffle Master, Inc.* (Entertainment)	10,065	263,703
Sierra Health Services, Inc.* (Healthcare-Services)	16,104	580,388
Simpson Manufacturing Co., Inc. (Building Materials)	10,736	339,794
Skechers U.S.A., Inc.—Class A* (Apparel)	4,026	134,106
Sonic Corp.* (Retail)	20,130	482,114
Sonic Solutions* (Electronics)	3,355	54,687
Southern Union Co. (Gas)	14,091	393,843
SPSS, Inc.* (Software)	2,013	60,531
St. Mary Land & Exploration Co. (Oil & Gas)	15,433	568,552
Stage Stores, Inc. (Retail)	8,052	244,700
Stamps.com, Inc.* (Internet)	2,684	42,273
Standard Microsystems Corp.* (Semiconductors)	2,684	75,098
Sterling Bancshares, Inc. (Banks)	8,052	104,837
Sterling Financial Corp.—Spokane (Savings & Loans)	6,710	226,866
Stone Energy Corp.* (Oil & Gas)	8,052	284,638
Sunrise Assisted Living, Inc.* (Healthcare-Services)	12,749	391,649
Supertex, Inc.* (Semiconductors)	1,342	52,674
SurModics, Inc.* (Healthcare-Products)	4,697	146,171
Swift Energy Co.* (Oil & Gas)	8,723	390,878
Sykes Enterprises, Inc.* (Computers)	2,684	47,346
Synaptics, Inc.* (Computers)	7,381	219,142
Take-Two Interactive Software, Inc.* (Software)	20,801	369,426
TALX Corp. (Computers)	8,723	239,446
Technitrol, Inc. (Electronics)	4,026	96,181
Teledyne Technologies, Inc.* (Aerospace/Defense)	4,697	188,491
Tetra Tech, Inc.* (Environmental Control)	6,039	109,246
TETRA Technologies, Inc.* (Oil & Gas Services)	12,749	326,119
The Cato Corp.—Class A (Retail)	4,697	107,608
The Children’s Place Retail Stores, Inc.* (Retail)	6,710	426,219
The Finish Line, Inc.—Class A (Retail)	6,710	95,819
The Gymboree Corp.* (Apparel)	8,723	332,870
The Hain Celestial Group, Inc.* (Food)	5,368	167,535
The Men’s Wearhouse, Inc. (Retail)	8,723	333,742
The Nautilus Group, Inc. (Leisure Time)	8,723	122,122
The Steak n Shake Co.* (Retail)	4,697	82,667
THQ, Inc.* (Software)	11,407	370,956
Toro Co. (Housewares)	11,407	531,908
Tractor Supply Co.* (Retail)	10,065	450,006

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

TradeStation Group, Inc.* (Diversified Financial Services)	2,684	$36,905
TreeHouse Foods, Inc.* (Food)	4,697	146,546
Triarc Cos., Inc. (Retail)	6,039	120,780
Trimble Navigation, Ltd.* (Electronics)	16,104	816,956
Tuesday Morning Corp. (Retail)	5,368	83,472
Tween Brands, Inc.* (Retail)	9,394	375,102
UCBH Holdings, Inc. (Banks)	26,840	471,311
Umpqua Holdings Corp. (Banks)	8,052	236,970
Unit Corp.* (Oil & Gas)	13,420	650,199
United Fire & Casualty Co. (Insurance)	3,355	118,264
United Natural Foods, Inc.* (Food)	12,078	433,843
United Surgical Partners International, Inc.* (Healthcare-Services)	8,052	228,274
Universal Technical Institute, Inc.* (Commercial Services)	2,013	44,709
USANA Health Sciences, Inc.* (Pharmaceuticals)	2,684	138,655
Valmont Industries, Inc. (Metal Fabricate/Hardware)	2,684	148,935
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	6,710	305,438
Veritas DGC, Inc.* (Oil & Gas Services)	4,026	344,746
Vertrue, Inc.* (Commercial Services)	2,684	103,092
ViaSat, Inc.* (Telecommunications)	4,026	120,015
Viasys Healthcare, Inc.* (Healthcare-Products)	4,026	112,003
Vital Signs, Inc. (Healthcare-Products)	1,342	66,993
W-H Energy Services, Inc.* (Oil & Gas Services)	8,723	424,723
Waste Connections, Inc.* (Environmental Control)	12,749	529,720
Watsco, Inc. (Distribution/Wholesale)	2,684	126,577
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	8,723	393,843
Watts Industries, Inc.—Class A (Electronics)	4,026	165,509
WD-40 Co. (Household Products/Wares)	2,684	93,591
WebEx Communications, Inc.* (Internet)	12,078	421,401
Websense, Inc.* (Internet)	12,749	291,060
Wilshire Bancorp, Inc. (Banks)	4,697	89,102
Winnebago Industries, Inc. (Home Builders)	8,723	287,074
Wintrust Financial Corp. (Banks)	4,697	225,550
WMS Industries, Inc.* (Leisure Time)	3,355	116,955
Wolverine World Wide, Inc. (Apparel)	10,065	287,054
Woodward Governor Co. (Electronics)	3,355	133,227
World Acceptance Corp.* (Diversified Financial Services)	4,697	220,524
World Fuel Services Corp. (Retail)	5,368	238,661
X-Rite, Inc. (Electronics)	2,684	33,013
Zale Corp.* (Retail)	7,381	208,218
Zenith National Insurance Corp. (Insurance)	6,039	283,289

TOTAL COMMON STOCKS
(Cost $62,879,788)		81,377,813

TOTAL INVESTMENT SECURITIES
(Cost $62,879,788)—99.9%		81,377,813
Net other assets (liabilities)—0.1%		101,601

NET ASSETS—100.0%		$81,479,414

* Non-income producing security
REIT Real Estate Investment Trust

Futures Contracts Purchased
	Contracts	Unrealized Appreciation (Depreciation)

E-Mini Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $158,640)	2	$(1,297)

ProFund VP Small-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.3%
Aerospace/Defense	2.0%
Agriculture	0.2%
Apparel	3.1%
Auto Manufacturers	0.1%
Auto Parts & Equipment	0.1%
Banks	4.2%
Beverages	0.1%
Biotechnology	1.1%
Building Materials	0.9%
Chemicals	0.4%
Commercial Services	3.6%
Computers	4.2%
Distribution/Wholesale	1.5%
Diversified Financial Services	1.3%
Electric	0.1%
Electrical Components & Equipment	0.3%
Electronics	4.9%
Energy-Alternate Sources	0.4%
Engineering & Construction	0.1%
Entertainment	0.3%
Environmental Control	0.8%
Food	1.8%
Forest Products & Paper	0.1%
Gas	1.2%
Healthcare-Products	8.2%
Healthcare-Services	4.1%
Home Builders	1.8%
Household Products/Wares	1.0%
Housewares	0.7%
Insurance	3.2%
Internet	2.1%
Iron/Steel	1.7%
Leisure Time	0.9%
Lodging	0.4%
Machinery-Construction & Mining	0.1%
Machinery-Diversified	2.3%
Metal Fabricate/Hardware	0.3%
Mining	0.3%
Miscellaneous Manufacturing	1.9%
Office Furnishings	0.1%
Office/Business Equipment	0.3%
Oil & Gas	6.0%
Oil & Gas Services	4.5%
Pharmaceuticals	2.0%
Real Estate Investment Trust	0.9%
Retail	10.1%
Savings & Loans	1.1%
Semiconductor	1.4%
Software	6.7%
Storage/Warehousing	0.3%
Telecommunications	1.4%
Toys/Games/Hobbies	0.2%
Transportation	2.8%
Other**	0.1%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Growth

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $62,879,788)	$81,377,813
Segregated cash balances with brokers for futures contracts	4,576
Dividends and interest receivable	26,511
Receivable for investments sold	174,300
Receivable for capital shares issued	1,722,024
Prepaid expenses	719

Total Assets	83,305,943

Liabilities:
Cash overdraft	616,003
Payable for investments purchased	1,061,445
Variation margin on futures contracts	1,660
Advisory fees payable	52,396
Management services fees payable	6,986
Administration fees payable	2,082
Administrative services fees payable	23,958
Distribution fees payable	18,465
Trustee fees payable	13
Transfer agency fees payable	2,018
Fund accounting fees payable	3,127
Compliance services fees payable	1,438
Other accrued expenses	36,938

Total Liabilities	1,826,529

Net Assets	$81,479,414

Net Assets consist of:
Capital	$59,779,647
Accumulated net realized gains (losses) on investments	3,203,039
Net unrealized appreciation (depreciation) on investments	18,496,728

Net Assets	$81,479,414

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,504,863

Net Asset Value (offering and redemption price per share)	$32.53

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$493,097
Interest	14,043

Total Investment Income	507,140

Expenses:
Advisory fees	821,621
Management services fees	164,325
Administration fees	33,754
Transfer agency fees	31,798
Administrative services fees	468,841
Distribution fees	273,874
Custody fees	59,902
Fund accounting fees	48,427
Trustee fees	1,550
Compliance services fees	2,082
Other fees	57,542

Total Gross Expenses before reductions	1,963,716
Less Expenses reduced by the Advisor	(23,709)

Total Net Expenses	1,940,007

Net Investment Income (Loss)	(1,432,867)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	17,495,805
Net realized gains (losses) on futures contracts	17,064
Change in net unrealized appreciation/depreciation on investments	(2,844,860)

Net Realized and Unrealized Gains (Losses) on Investments	14,668,009

Change in Net Assets Resulting from Operations	$13,235,142

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Growth
Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the year ended December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(1,432,867)	$(1,434,986)
Net realized gains (losses) on investments	17,512,869	17,843,165
Change in net unrealized appreciation/depreciation on investments	(2,844,860)	(12,586,561)

Change in net assets resulting from operations	13,235,142	3,821,618

Distributions to Shareholders From:
Net realized gains on investments	(17,971,525)	—

Change in net assets resulting from distributions	(17,971,525)	—

Capital Transactions:
Proceeds from shares issued	553,493,648	735,345,734
Dividends reinvested	17,971,525	—-
Value of shares redeemed	(672,183,371)	(763,217,057)

Change in net assets resulting from capital transactions	(100,718,198)	(27,871,323)

Change in net assets	(105,454,581)	(24,049,705)
Net Assets:
Beginning of period	186,933,995	210,983,700

End of period	$81,479,414	$186,933,995

Share Transactions:
Issued	14,088,721	19,907,645
Reinvested	586,155	—
Redeemed	(16,988,248)	(20,937,057)

Change in shares	(2,313,372)	(1,029,412)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Growth
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002

Net Asset Value,
Beginning of Period	$38.80	$36.08	$31.35	$23.34	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.51)	(0.38)	(0.44)	(0.37)	(0.21)
Net realized and unrealized gains (losses) on investments	3.31	3.10	6.57	8.38	(6.45)

Total income (loss) from investment activities	2.80	2.72	6.13	8.01	(6.66)

Distributions to Shareholders From:
Net realized gains on investments	(9.07)	—	(1.40)	—	—

Net Asset Value, End of Period	$32.53	$38.80	$36.08	$31.35	$23.34

Total Return	8.65%	7.54%	19.80%	34.32%	(22.20	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.79%	1.85%	1.90%	2.00%	2.20%
Net expenses(d)	1.77%	1.85%	1.90%	1.98%	1.98%
Net investment income (loss)(d)	(1.31)%	(1.03)%	(1.32)%	(1.36)%	(1.34)%

Supplemental Data:
Net assets, end of period (000’s)	$81,479	$186,934	$210,984	$153,401	$23,968
Portfolio turnover rate(e)	472%	585%	979%	785%	1,260	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Asia 30

The ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. For the year ended December 31, 2006, the Fund had a total return of 39.29%, compared to a return of 38.80%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were China Petroleum & Chemical (+92.27%), China Mobile (+84.53%), and PetroChina (+79.05%), while the bottom three performers in this group were Kookmin Bank (+7.94%), Korea Electric Power (+16.52%), and Taiwan Semiconductor (+18.59%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Asia 30 from May 1, 2002 (inception date) to December 31, 2006, assuming the reinvestments of distributions. The ProFunds Asia 30 Index and the MSCI AC Pacific Free Excluding Japan Index may differ significantly.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP Asia 30	39.29%	17.70%

ProFunds Asia 30 Index	38.80%	18.32%

MSCI AC Asia Pacific Free Excluding Japan Index	33.62%	22.52%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The ProFunds Asia 30 Index is a price return index. The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The MSCI AC Asia Pacific Free Excluding Japan Index is a capitalization weighted index generally represenative of the performance of the Asia Pacific region excluding the country of Japan.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Asia 30

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Asia 30 seeks daily investment results, before fees and expenses that correspond to the daily performance of the ProFunds Asia 30 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	99.7%

Total Exposure	99.7%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ProFunds Asia 30 Index - Composition
% of Index

Communications	35.0%
Energy	26.1%
Technology	12.6%
Basic Materials	8.4%
Financial	8.2%
Industrial	5.1%
Utilities	3.0%
Consumer Non-Cyclical	1.6%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Asia 30	December 31, 2006

Common Stocks (99.7)%
	Shares	Value

AU Optronics Corp. (Electronics)	215,880	$2,981,303
Baidu.com, Inc.* (Internet)	47,040	5,302,349
BHP Billiton, Ltd. (Mining)	231,840	9,215,640
China Medical Technologies, Inc.* (Healthcare-Products)	106,680	2,887,828
China Mobile (Hong Kong), Ltd. (Telecommunications)	483,000	20,875,260
China Petroleum and Chemical Corp. (Oil & Gas)	132,720	12,295,181
Chunghwa Telecom Co., Ltd. (Telecommunications)	222,600	4,391,898
CNOOC, Ltd. (Oil & Gas)	73,920	6,995,050
Ctrip.com International, Ltd. (Internet)	59,640	3,726,307
Flextronics International, Ltd.* (Electronics)	288,960	3,317,261
Focus Media Holding, Ltd.* (Advertising)	43,680	2,89,915
HDFC Bank, Ltd. (Banks)	55,440	4,184,611
Icici Bank, Ltd. (Banks)	136,920	5,715,041
Infosys Technologies, Ltd. (Software)	122,640	6,691,238
Kookmin Bank* (Banks)	62,160	5,012,582
Korea Electric Power Corp.* (Electric)	237,720	5,398,621
KT Corp.* (Telecommunications)	172,200	4,365,270
LG. Philips LCD Co., Ltd.* (Electronics)	196,560	2,962,159
Netease.com, Inc.* (Internet)	136,920	2,559,035
PetroChina Company, Ltd. (Oil & Gas)	199,920	28,144,737
POSCO (Iron/Steel)	73,080	6,041,524
Rediff.com India, Ltd.* (Internet)	139,440	2,565,696
Satyam Computer Services, Ltd. (Software)	179,760	4,316,038
Shanda Interactive Entertainment, Ltd.* (Internet)	221,760	4,805,539
Sify, Ltd.* (Internet)	225,960	2,153,399
SINA Corp.* (Internet)	100,800	2,892,960
SK Telecom Co., Ltd. (Telecommunications)	173,040	4,582,099
Sohu.com, Inc.* (Internet)	100,800	2,419,200
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors)	740,040	8,088,637
United Microelectronics Corp. (Semiconductors)	1,109,640	3,872,644

TOTAL COMMON STOCKS
(Cost $131,615,167)		181,659,022

Repurchase Agreements (0.6%)
	Principal
	Amount	Value

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $1,142,636 (Collateralized by $1,136,000 of various U.S. Government Agency Obligations, 5.25% - 5.875%, 4/15/07-3/21/11, market value $1,165,544)

	$1,142,000	$1,142,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,142,000)		1,142,000

TOTAL INVESTMENT SECURITIES
(Cost $132,757,167)—100.3%		182,801,022
Net other assets (liabilities)—(0.3)%		(623,905)

NET ASSETS—100.0%		$182,177,117

As of December 31, 2006, all securities in this portfolio were traded on U.S. Exchanges.
*	Non-income producing security

ProFund VP Asia 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	1.6%
Banks	8.2%
Electric	3.0%
Electronics	5.1%
Healthcare-Products	1.6%
Internet	14.5%
Iron/Steel	3.3%
Mining	5.1%
Oil & Gas	25.9%
Semiconductors	6.6%
Software	6.0%
Telecommunications	18.8%
Other**	0.3%

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Asia 30	Schedule of Portfolio Investments December 31, 2006

ProFund VP Asia 30 invested, as a percentage of net assets, in securities with exposure tothe following countries, as of December 31, 2006:

Australia	5.1%
China	37.5%
Hong Kong	15.3%
India	10.9%
Korea	15.6%
Singapore	1.8%
Taiwan	13.5%
United States**	0.3%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Asia 30

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $131,615,167)	$181,659,022
Repurchase agreements, at cost	1,142,000

Total Investment Securities	182,801,022
Cash	776
Dividends and interest receivable	477
Receivable for capital shares issued	2,981,694
Prepaid expenses	394

Total Assets	185,784,363

Liabilities:
Payable for investments purchased	3,244,607
Payable for capital shares redeemed	105,236
Advisory fees payable	104,984
Management services fees payable	13,998
Administration fees payable	4,177
Administrative services fees payable	46,566
Distribution fees payable	39,303
Trustee fees payable	26
Transfer agency fees payable	4,046
Fund accounting fees payable	5,912
Compliance services fees payable	2,516
Other accrued expenses	35,875

Total Liabilities	3,607,246

Net Assets	$182,177,117

Net Assets consist of:
Capital	$140,665,716
Accumulated net investment income (loss)	138,700
Accumulated net realized gains (losses) on investments	(8,671,154)
Net unrealized appreciation (depreciation) on investments	50,043,855

Net Assets	$182,177,117

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,956,899

Net Asset Value (offering and redemption price per share)	$61.61

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$1,916,926
Interest	40,887
Foreign tax withholding	(103,640)

Total Investment Income	1,854,173

Expenses:
Advisory fees	772,786
Management services fees	154,558
Administration fees	31,675
Transfer agency fees	30,086
Administrative services fees	383,650
Distribution fees	257,595
Custody fees	32,216
Fund accounting fees	43,790
Trustee fees	1,209
Compliance services fees	2,853
Other fees	52,869

Total Gross Expenses before reductions	1,763,287
Less Expenses reduced by the Advisor	(34,907)
Less Fees paid indirectly	(12,907)

Total Net Expenses	1,715,473

Net Investment Income (Loss)	138,700

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(191,932)
Net realized gains (losses) on futures contracts	596
Change in net unrealized appreciation/depreciation on investments	33,505,162

Net Realized and Unrealized Gains (Losses) on Investments	33,313,826

Change in Net Assets Resulting from Operations	$33,452,526

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Asia 30

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$138,700	$456,054
Net realized gains (losses) on investments	(191,336)	(369,526)
Change in net unrealized appreciation/depreciation on investments	33,505,162	6,711,953

Change in net assets resulting from operations	33,452,526	6,798,481

Distributions to Shareholders From:
Net investment income	(427,520)	(139,525)

Change in net assets resulting from distributions	(427,520)	(139,525)

Capital Transactions:
Proceeds from shares issued	276,769,481	167,904,533
Dividends reinvested	427,520	139,525
Value of shares redeemed	(201,508,832)	(142,784,562)

Change in net assets resulting from capital transactions	75,688,169	25,259,496

Change in net assets	108,713,175	31,918,452
Net Assets:
Beginning of period	73,463,942	41,545,490

End of period	$182,177,117	$73,463,942

Accumulated net investment income (loss)	$138,700	$427,520

Share Transactions:
Issued	5,291,988	4,141,470
Reinvested	8,360	3,212
Redeemed	(3,995,509)	(3,606,483)

Change in shares	1,304,839	538,199

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Asia 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the		For the	For the	For the	For the period
	year ended		year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2006		December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$44.47		$37.30	$38.76	$23.51	$30.00

Investment Activities:
Net investment income (loss)(b)	0.07		0.40	0.11	0.17	0.06
Net realized and unrealized gains (losses) on investments	17.34		6.87	(0.38)	15.09	(6.55)

Total income (loss) from investment activities	17.41		7.27	(0.27)	15.26	(6.49)

Distributions to Shareholders From:
Net investment income	(0.27)		(0.10)	(0.12)	(0.01)	—
Net realized gains on investments	—		—	(1.07)	—	—

Total distributions	(0.27)		(0.10)	(1.19)	(0.01)	—

Net Asset Value, End of Period	$61.61		$44.47	$37.30	$38.76	$23.51

Total Return	39.29%		19.51%	(0.54)%	64.92%	(21.63	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.71%		1.82%	1.86%	1.93%	2.03%
Net expenses(d)	1.68	%(e)	1.82%	1.86%	1.93%	1.98%
Net investment income (loss)(d)	0.13%		0.97%	0.29%	0.54%	0.35%
Supplemental Data:
Net assets, end of period (000’s)	$182,177		$73,464	$41,545	$49,138	$18,576
Portfolio turnover rate(f)	161%		256%	473%	831%	1,321	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.66% for the year ended December 31, 2006.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Europe 30

The ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. For the year ended December 31, 2006, the Fund had a total return of 17.51%, compared to a return of 15.56%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Vodafone Group (+36.58%), UBS (+30.21%), and Total (+19.39%), while the bottom three performers in this group were Sanofi-Aventis (+7.33%), BP (+7.94%), and GlaxoSmithKline (+7.95%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from October 18, 1999 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (10/18/99)

ProFund VP Europe 30	17.51%	8.38%	2.74%

ProFunds Europe 30 Index	15.56%	8.14%	2.24%

Dow Jones STOXX 50 Index	27.35%	11.87%	7.19%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1  The ProFunds Europe 30 Index is a price return index. The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities nor the impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2  1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3  The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. The Dow Jones STOXX 50 Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Europe 30

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Europe 30 seeks daily investment results, before fees and expenses that correspond to the daily performance of the ProFunds Europe 30 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.1%

Total Exposure	100.1%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ProFunds Europe 30 Index - Composition
% of Index

Consumer Non-Cyclical	30.0%
Energy	16.2%
Communications	13.2%
Financial	12.4%
Basic Materials	9.9%
Technology	7.0%
Industrial	6.4%
Consumer Cyclical	4.9%

PROFUNDS VP ProFund VP Europe 30	Schedule of Portfolio Investments December 31, 2006

Common Stocks (100.1%)
	Shares	Value

Alcatel SA (Telecommunications)	229,922	$3,269,491
Alcon, Inc. (Healthcare-Products)	35,832	4,004,943
Anglo American PLC (Mining)	164,230	4,008,854
ASM Lithography Holding NV* (Semiconductors)	132,877	3,272,761
AstraZeneca PLC (Pharmaceuticals)	101,524	5,436,610
Autoliv, Inc. (Auto Parts & Equipment)	47,776	2,880,893
BP Amoco PLC (Oil & Gas)	149,300	10,018,029
Business Objects SA* (Software)	82,115	3,239,437
DaimlerChrysler AG (Auto Manufacturers)	80,622	4,950,997
Diageo PLC (Beverages)	61,213	4,854,803
Elan Corp. PLC* (Pharmaceuticals)	191,104	2,818,784
GlaxoSmithKline PLC (Pharmaceuticals)	144,821	7,640,756
HSBC Holdings PLC (Banks)	104,510	9,578,342
Koninklijke (Royal) Phillips Electronics NV (Electronics)	120,933	4,544,662
Mittal Steel Co. NV—Class A (Iron/Steel)	88,087	3,715,510
Nokia OYJ (Telecommunications)	249,331	5,066,406
Novartis AG (Pharmaceuticals)	138,849	7,975,486
Rio Tinto PLC (Mining)	19,409	4,124,219
Royal Dutch Shell PLC—Class A (Oil & Gas)	104,510	7,398,263
Sanofi-Aventis (Pharmaceuticals)	147,807	6,824,249
SAP AG (Software)	89,580	4,756,698
Shire Pharmaceuticals Group PLC (Pharmaceuticals)	61,213	3,780,515
Siemens AG (Miscellaneous Manufacturing)	58,227	5,738,271
Telefonaktiebolaget LM Ericsson (Telecommunications)	128,398	5,165,451
Tenaris SA (Iron/Steel)	80,622	4,022,231
Total Fina SA (Oil & Gas)	119,440	8,590,125
UBS AG (Diversified Financial Services)	116,454	7,025,670
Unilever NV (Food)	165,723	4,515,952
Vodafone Group PLC (Telecommunications)	276,854	7,691,003
Willis Group Holdings, Ltd. (Insurance)	82,115	3,260,787

TOTAL COMMON STOCKS (Cost $118,040,916)		160,170,198

Repurchase Agreements (0.1%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $223,124 (Collateralized by $218,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $228,021)	$223,000	223,000

TOTAL REPURCHASE AGREEMENTS (Cost $223,000)		223,000

TOTAL INVESTMENT SECURITIES (Cost $118,263,916)—100.2%		160,393,198
Net other assets (liabilities)—(0.2)%		(368,769)

NET ASSETS—100.0%		$160,024,429

As of December 31, 2006, all securities in this portfolio were traded on U.S. Exchanges.
*	Non-income producing security

ProFund VP Europe 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2006:
Auto Manufacturers	3.1%
Auto Parts & Equipment	1.8%
Banks	6.0%
Beverages	3.0%
Diversified Financial Services	4.4%
Electronics	2.8%
Food	2.8%
Healthcare-Products	2.5%
Insurance	2.0%
Iron/Steel	4.8%
Mining	5.1%
Miscellaneous Manufacturing	3.6%
Oil & Gas	16.4%
Pharmaceuticals	21.6%
Semiconductors	2.0%
Software	5.0%
Telecommunications	13.2%
Other**	(0.1)%

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Europe 30	Schedule of Portfolio Investments December 31, 2006

ProFund VP Europe 30 invested, as a percentage of net assets, insecurities with exposure tothe following countries, as of December 31, 2006:

Finland	3.2%
France	13.7%
Germany	9.7%
Ireland	1.8%
Luxembourg	2.5%
Netherlands	10.0%
Sweden	5.0%
Switzerland	11.9%
United Kingdom	42.3%
United States**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Europe 30

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $118,040,916)	$160,170,198
Repurchase agreements, at cost	223,000

Total Investment Securities	160,393,198
Cash	54,230
Dividends and interest receivable	249,769
Receivable for capital shares issued	673,890
Prepaid expenses	545

Total Assets	161,371,632

Liabilities:
Payable for investments purchased	1,072,687
Payable for capital shares redeemed	7,730
Advisory fees payable	94,357
Management services fees payable	12,581
Administration fees payable	3,751
Administrative services fees payable	52,945
Distribution fees payable	45,207
Trustee fees payable	23
Transfer agency fees payable	3,635
Fund accounting fees payable	5,311
Compliance services fees payable	2,575
Other accrued expenses	46,401

Total Liabilities	1,347,203

Net Assets	$160,024,429

Net Assets consist of:
Capital	$148,882,816
Accumulated net investment income (loss)	2,790,426
Accumulated net realized gains (losses) on investments	(33,778,095)
Net unrealized appreciation (depreciation) on investments	42,129,282

Net Assets	$160,024,429

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	5,002,606

Net Asset Value (offering and redemption price per share)	$31.99

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$5,160,709
Interest	46,616
Foreign tax withholding	(232,175)

Total Investment Income	4,975,150

Expenses:
Advisory fees	988,745
Management services fees	197,750
Administration fees	40,650
Transfer agency fees	38,555
Administrative services fees	468,004
Distribution fees	329,582
Custody fees	22,920
Fund accounting fees	56,045
Trustee fees	1,603
Compliance services fees	3,047
Other fees	80,329

Total Gross Expenses before reductions	2,227,230
Less Expenses reduced by the Advisor	(42,506)

Total Net Expenses	2,184,724

Net Investment Income (Loss)	2,790,426

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	4,392,672
Net realized gains (losses) on futures contracts	(28,980)
Change in net unrealized appreciation/depreciation on investments	13,273,457

Net Realized and Unrealized Gains (Losses) on Investments	17,637,149

Change in Net Assets Resulting from Operations	$20,427,575

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Europe 30

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$2,790,426	$492,626
Net realized gains (losses) on investments	4,363,692	9,377,260
Change in net unrealized appreciation/depreciation on investments	13,273,457	(4,494,970)

Change in net assets resulting from operations	20,427,575	5,374,916

Distributions to Shareholders From:
Net investment income	(492,626)	(152,267)
Net realized gains on investments	(2,816,012)	(11,054,508)

Change in net assets resulting from distributions	(3,308,638)	(11,206,775)

Capital Transactions:
Proceeds from shares issued	261,413,045	315,882,039
Dividends reinvested	3,308,638	11,206,775
Value of shares redeemed	(242,285,502)	(341,395,694)

Change in net assets resulting from capital transactions	22,436,181	(14,306,880)

Change in net assets	39,555,118	(20,138,739)
Net Assets:
Beginning of period	120,469,311	140,608,050

End of period	$160,024,429	$120,469,311

Accumulated net investment income (loss)	$2,790,426	$492,626

Share Transactions:
Issued	8,673,743	11,336,131
Reinvested	113,816	404,431
Redeemed	(8,094,139)	(12,402,581)

Change in shares	693,420	(662,019)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Europe 30
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$27.96	$28.28	$24.96	$18.01	$24.26

Investment Activities:
Net investment income (loss)(a)	0.64	0.13	0.03	0.05	0.07
Net realized and unrealized gains (losses) on investments	4.18	2.14	3.53	6.92	(6.32)

Total income (loss) from investment activities	4.82	2.27	3.56	6.97	(6.25)

Distributions to Shareholders From:
Net investment income	(0.12)	(0.04)	(0.03)	(0.02)	—
Net realized gains on investments	(0.67)	(2.55)	(0.21)	—	—

Total distributions	(0.79)	(2.59)	(0.24)	(0.02)	—

Net Asset Value, End of Period	$31.99	$27.96	$28.28	$24.96	$18.01

Total Return	17.51%	8.09%	14.32%	38.73%	(25.76)%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.76%	1.78%	1.91%	2.03%
Net expenses	1.66%	1.76%	1.78%	1.91%	1.98%
Net investment income (loss)	2.12%	0.45%	0.12%	0.25%	0.33%

Supplemental Data:
Net assets, end of period (000’s)	$160,024	$120,469	$140,608	$142,019	$33,119
Portfolio turnover rate(b)	172%	230%	319%	376%	1,280%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Japan

The ProFund VP Japan seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. Since the Japanese markets are not open when this ProFund VP values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the market price performance of related futures contracts traded in the United States.

For the year ended December 31, 2006, the Fund had a total return of 10.86%, compared to a total return of 6.91% for the Index measured in unhedged USD terms, or 7.91% as measured in local (yen) terms.1 The U.S. dollar-denominated Nikkei futures contracts held in the fund are not directly impacted by the Dollar/Yen exchange rate, which may cause the fund to over or underperform versus the performance of the Nikkei 225 Stock Average measured in unhedged USD depending upon whether the dollar rises or falls in value versus the yen. In 2006, the Fund performed inline with the Index as measured in local (yen) terms. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the U.S.-traded U.S. dollar-denominated futures contract.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Nikkei 225 Stock Average is a modified price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The Index is computed and distributed by the Nihon Keizai Shimbun.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers in local (yen) terms were Canon (+47.65%), Honda Motor (+42.46%), and Kyocera (+31.76%), while the bottom three performers in this group were Softbank (–53.51%), Fast Retailing (–0.25%), and Advantest (+15.44%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Japan from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)
ProFund VP Japan	10.86%	10.13%
Nikkei 225 Stock Average - USD terms	6.91%	11.47%
Nikkei 225 Stock Average - Local (yen) terms	7.91%	9.90%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1  The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. Unhedged U.S. dollar performance is calculated by converting U.S. dollars to yen at the beginning of the period and back to dollars at the end of the period. “Local (yen)” returns are theoretical Index returns experienced by local residents living in Japan. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2  1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Japan

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Japan seeks daily investment results, before fees and expenses that correspond to the daily performance of the Nikkei 225 Stock Average.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	101.3%
Options	NM

Total Exposure	101.3%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.05%.

Nikkei 225 Stock Average - Composition
% of Index

Industrial	27.4%
Consumer Cyclical	23.1%
Consumer Non-Cyclical	16.3%
Technology	9.8%
Financial	8.9%
Communications	7.0%
Basic Materials	6.1%
Energy	0.9%
Utilities	0.5%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Japan	December 31, 2006

U.S. Government Agency Obligations (77.5%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07	$13,180,000	$ 13,178,316
Federal Farm Credit Bank, 4.60%, 1/2/07	13,180,000	13,178,316
Federal Home Loan Bank, 4.60%, 1/2/07	13,180,000	13,178,316
Federal National Mortgage Association, 4.60%, 1/2/07	13,180,000	13,178,316

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $52,713,264)		52,713,264

Repurchase Agreements (19.4%)
UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $13,177,331 (Collateralized by $13,845,000 of various Federal Home Loan Bank Securities, 3.50% - 3.75%, 8/18/09-11/3/09, market value $13,436,713)	13,170,000	13,170,000

TOTAL REPURCHASE AGREEMENTS
(Cost $13,170,000)		13,170,000

Options Purchased(NM)
	Contracts

Nikkei 225 Futures Put Option 9500 expiring March 2007	150	2,915

TOTAL OPTIONS PURCHASED
(Cost $4,350)		2,915

TOTAL INVESTMENT SECURITIES
(Cost $65,887,614)—96.9%		65,886,179
Net other assets (liabilities)—3.1%		2,140,903

NET ASSETS—100.0%		$68,027,082

NM Not meaningful, amount is less than 0.05%.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

Nikkei 225 Futures Contract expiring March 2007 (Underlying face amount at value $68,940,500)	797	$3,145,086

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Japan

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $52,717,614)	$52,716,179
Repurchase agreements, at cost	13,170,000

Total Investment Securities	65,886,179
Cash	101,161
Segregated cash balances with brokers for futures contracts	3,513,992
Interest receivable	5,499
Prepaid expenses	383

Total Assets	69,507,214

Liabilities:
Payable for capital shares redeemed	1,265,908
Variation margin on futures contracts	99,573
Advisory fees payable	50,177
Management services fees payable	6,690
Administration fees payable	1,567
Administrative services fees payable	18,540
Distribution fees payable	13,293
Trustee fees payable	10
Transfer agency fees payable	1,519
Fund accounting fees payable	2,213
Compliance services fees payable	1,136
Other accrued expenses	19,506

Total Liabilities	1,480,132

Net Assets	$68,027,082

Net Assets consist of:
Capital	$68,013,363
Accumulated net investment income (loss)	2,406,260
Accumulated net realized gains (losses) on investments	(5,536,192)
Net unrealized appreciation (depreciation) on investments	3,143,651

Net Assets	$68,027,082

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,379,410

Net Asset Value (offering and redemption price per share)	$28.59

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$3,741,936

Expenses:
Advisory fees	590,348
Management services fees	118,070
Administration fees	24,223
Transfer agency fees	23,211
Administrative services fees	328,988
Distribution fees	196,783
Custody fees	12,228
Fund accounting fees	33,614
Trustee fees	1,014
Compliance services fees	1,482
Other fees	32,549

Total Gross Expenses before reductions	1,362,510
Less Expenses reduced by the Advisor	(26,834)

Total Net Expenses	1,335,676

Net Investment Income (Loss)	2,406,260

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(5,116,030)
Net realized gains (losses) on futures contracts	4,790,850
Change in net unrealized appreciation/depreciation on investments	(1,538,978)

Net Realized and Unrealized Gains (Losses) on Investments	(1,864,158)

Change in Net Assets Resulting from Operations	$542,102

See accompanying notes to the financial statements.

98

PROFUNDS VP ProFund VP Japan

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$2,406,260	$616,089
Net realized gains (losses) on investments	(325,180)	17,976,984
Change in net unrealized appreciation/depreciation on investments	(1,538,978)	3,159,382

Change in net assets resulting from operations	542,102	21,752,455

Distributions to Shareholders From:
Net investment income	(616,089)	—
Net realized gains on investments	(18,291,662)	—

Change in net assets resulting from distributions	(18,907,751)	—

Capital Transactions:
Proceeds from shares issued	195,438,192	192,905,208
Dividends reinvested	18,907,751	—
Value of shares redeemed	(257,108,253)	(113,161,837)

Change in net assets resulting from capital transactions	(42,762,310)	79,743,371

Change in net assets	(61,127,959)	101,495,826
Net Assets:
Beginning of period	129,155,041	27,659,215

End of period	$68,027,082	$129,155,041

Accumulated net investment income (loss)	$2,406,260	$616,089

Share Transactions:
Issued	5,355,733	6,132,854
Reinvested	730,029	—
Redeemed	(7,005,385)	(3,835,346)

Change in shares	(919,623)	2,297,508

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Japan

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$39.15	$27.62	$27.84	$21.96	$30.00

Investment Activities:
Net investment income (loss)(b)	1.10	0.49	(0.21)	(0.28)	(0.14)
Net realized and unrealized
gains (losses) on investments	1.77 (c)	11.04	2.20	6.16	(7.90)

Total income (loss) from
investment activities	2.87	11.53	1.99	5.88	(8.04)

Distributions to Shareholders From:
Net investment income	(0.44)	—	—	—	—
Net realized gains on investments	(12.99)	—	(2.21)	—	—

Total distributions	(13.43)	—	(2.21)	—	—

Net Asset Value, End of Period	$28.59	$39.15	$27.62	$27.84	$21.96

Total Return	10.86%	41.78%	7.56%	26.78%	(26.80	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	1.73%	1.83%	1.85%	1.95%	2.06%
Net expenses(e)	1.70%	1.83%	1.85%	1.95%	1.98%
Net investment income (loss)(e)	3.06%	1.52%	(0.72)%	(1.12)%	(0.85)%
Supplemental Data:
Net assets, end of period (000’s)	$68,027	$129,155	$27,659	$25,188	$3,072
Portfolio turnover rate(f)	—	—	—	—	—	(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

100

ProFund VP UltraBull

The ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P 500® Index. Prior to May 1, 2003, ProFund VP UltraBull was named “ProFund VP Bull Plus” and sought daily investment results, before fees and expenses, which corresponded to 150% of the daily performance of the S&P 500 Index. For the year ended December 31, 2006, the Fund had a total return of 23.06%, compared to a total return of 15.80%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were ExxonMobil (+39.07%), Bank of America (+20.69%), and Altria Group (+19.87%), while the bottom three performers in this group were American International Group (+6.05%), General Electric (+9.35%), and Johnson & Johnson (+12.44%.) Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraBull from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (1/22/01)

ProFund VP UltraBull	23.06%	7.65%	1.53%

S&P 500 Index	15.80%	6.19%	2.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1  The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2  1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

     The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP UltraBull

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP UltraBull seeks daily investment results, before fees and expenses that correspond to twice the daily performance of the S&P 500 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	83.4%
Futures Contracts	59.3%
Swap Agreements	57.8%

Total Exposure	200.5%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
S&P 500 Index - Composition
% of Index

Financial	22.1%
Consumer Non-Cyclical	20.0%
Communications	11.6%
Industrial	11.1%
Technology	10.6%
Energy	9.9%
Consumer Cyclical	8.3%
Utilities	3.5%
Basic Materials	2.9%

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2006

Common Stocks (83.4%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	3,458	$269,482
Abbott Laboratories (Pharmaceuticals)	7,124	347,010
ACE, Ltd.ADR (Insurance)	1,508	91,340
ADC Telecommunications, Inc.* (Telecommunications)	520	7,556
Adobe Systems, Inc.* (Software)	2,678	110,119
Advanced Micro Devices, Inc.* (Semiconductors)	2,262	46,032
Aetna, Inc. (Healthcare-Services)	2,444	105,532
Affiliated Computer Services, Inc.—Class A* (Computers)	546	26,667
AFLAC, Inc. (Insurance)	2,288	105,248
Agilent Technologies, Inc.* (Electronics)	1,898	66,145
Air Products & Chemicals, Inc. (Chemicals)	1,014	71,264
Alcoa, Inc. (Mining)	4,004	120,160
Allegheny Energy, Inc.* (Electric)	754	34,616
Allegheny Technologies, Inc. (Iron/Steel)	468	42,438
Allergan, Inc. (Pharmaceuticals)	702	84,057
Allied Waste Industries, Inc.* (Environmental Control)	1,170	14,379
Allstate Corp. (Insurance)	2,886	187,907
Alltel Corp. (Telecommunications)	1,742	105,356
Altera Corp.* (Semiconductors)	1,638	32,236
Altria Group, Inc. (Agriculture)	9,724	834,513
Amazon.com, Inc.* (Internet)	1,430	56,428
Ambac Financial Group, Inc. (Insurance)	494	44,001
Ameren Corp. (Electric)	962	51,688
American Electric Power, Inc. (Electric)	1,846	78,603
American Express Co. (Diversified Financial Services)	5,434	329,681
American International Group, Inc. (Insurance)	11,960	857,053
American Power Conversion Corp. (Electrical Components & Equipment)	780	23,860
American Standard Cos. (Building Materials)	806	36,955
Ameriprise Financial, Inc. (Diversified Financial Services)	1,118	60,931
AmerisourceBergen Corp. (Pharmaceuticals)	910	40,914
Amgen, Inc.* (Biotechnology)	5,408	369,421
Anadarko Petroleum Corp. (Oil & Gas)	2,132	92,785
Analog Devices, Inc. (Semiconductors)	1,586	52,132
Anheuser-Busch Cos., Inc. (Beverages)	3,562	175,250
AON Corp. (Insurance)	1,456	51,455
Apache Corp. (Oil & Gas)	1,508	100,297
Apartment Investment and Management
Co.—Class A (REIT)	442	24,761
Apollo Group, Inc.—Class A* (Commercial Services)	624	24,317
Apple Computer, Inc.* (Computers)	3,978	337,494
Applera Corp.—Applied Biosystems Group (Electronics)	832	30,526
Applied Materials, Inc. (Semiconductors)	6,370	117,526
Archer-Daniels-Midland Co. (Agriculture)	3,068	98,053
Archstone-Smith Trust (REIT)	1,014	59,025
Ashland, Inc. (Chemicals)	260	17,987
AT&T, Inc. (Telecommunications)	17,836	637,637
Autodesk, Inc.* (Software)	1,066	43,130
Automatic Data Processing, Inc. (Software)	2,548	125,489
AutoNation, Inc.* (Retail)	702	14,967
AutoZone, Inc.* (Retail)	234	27,041
Avaya, Inc.* (Telecommunications)	2,080	29,078
Avery Dennison Corp. (Household Products/Wares)	442	30,025
Avon Products, Inc. (Cosmetics/Personal Care)	2,080	68,723
Baker Hughes, Inc. (Oil & Gas Services)	1,430	106,764
Ball Corp. (Packaging & Containers)	494	21,538
Bank of America Corp. (Banks)	20,878	1,114,677
Bank of New York Co., Inc. (Banks)	3,536	139,212
Bard (C.R.), Inc. (Healthcare-Products)	468	38,830
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	494	24,759
Bausch & Lomb, Inc. (Healthcare-Products)	260	13,536
Baxter International, Inc. (Healthcare-Products)	2,964	137,500
BB&T Corp. (Banks)	2,496	109,649
Bear Stearns Cos., Inc. (Diversified Financial Services)	520	84,646
Becton, Dickinson & Co. (Healthcare-Products)	1,144	80,252
Bed Bath & Beyond, Inc.* (Retail)	1,300	49,530
BellSouth Corp. (Telecommunications)	8,476	399,304
Bemis Co., Inc. (Packaging & Containers)	494	16,786
Best Buy Co., Inc. (Retail)	1,846	90,805
Big Lots, Inc.* (Retail)	494	11,322
Biogen Idec, Inc.* (Biotechnology)	1,534	75,457
Biomet, Inc. (Healthcare-Products)	1,144	47,213
BJ Services Co. (Oil & Gas Services)	1,352	39,641
Black & Decker Corp. (Hand/Machine Tools)	312	24,951
BMC Software, Inc.* (Software)	962	30,976
Boeing Co. (Aerospace/Defense)	3,666	325,688
Boston Properties, Inc. (REIT)	546	61,086

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Boston Scientific Corp.* (Healthcare-Products)	5,434	$93,356
Bristol-Myers Squibb Co. (Pharmaceuticals)	9,126	240,196
Broadcom Corp.—Class A* (Semiconductors)	2,184	70,565
Brown-Forman Corp. (Beverages)	364	24,111
Brunswick Corp. (Leisure Time)	416	13,270
Burlington Northern Santa Fe Corp. (Transportation)	1,638	120,901
CA, Inc. (Software)	1,872	42,401
Campbell Soup Co. (Food)	1,014	39,434
Capital One Financial Corp. (Diversified Financial Services)	1,898	145,804
Cardinal Health, Inc. (Pharmaceuticals)	1,898	122,288
Caremark Rx, Inc. (Pharmaceuticals)	1,950	111,365
Carnival Corp.ADR (Leisure Time)	2,080	102,025
Caterpillar, Inc. (Machinery-Construction & Mining)	2,990	183,377
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	832	27,622
CBS Corp.—Class B (Media)	3,614	112,685
Celgene Corp.* (Biotechnology)	1,716	98,721
CenterPoint Energy, Inc. (Electric)	1,430	23,709
Centex Corp. (Home Builders)	546	30,723
CenturyTel, Inc. (Telecommunications)	546	23,838
Chesapeake Energy Corp. (Oil & Gas)	1,924	55,892
ChevronTexaco Corp. (Oil & Gas)	9,932	730,300
Chicago Mercantile Exchange (Diversified Financial Services)	156	79,521
Chubb Corp. (Insurance)	1,924	101,799
Ciena Corp.* (Telecommunications)	364	10,086
CIGNA Corp. (Insurance)	468	61,575
Cincinnati Financial Corp. (Insurance)	806	36,520
Cintas Corp. (Textiles)	624	24,779
Circuit City Stores, Inc. (Retail)	650	12,337
Cisco Systems, Inc.* (Telecommunications)	28,210	770,980
CIT Group, Inc. (Diversified Financial Services)	936	52,201
Citigroup, Inc. (Diversified Financial Services)	22,542	1,255,589
Citizens Communications Co. (Telecommunications)	1,482	21,296
Citrix Systems, Inc.* (Software)	832	22,506
Clear Channel Communications, Inc. (Media)	2,288	81,316
Clorox Co. (Household Products/Wares)	702	45,033
CMS Energy Corp.* (Electric)	1,014	16,934
Coach, Inc.* (Apparel)	1,690	72,602
Coca-Cola Co. (Beverages)	9,464	456,638
Coca-Cola Enterprises, Inc. (Beverages)	1,300	26,546
Cognizant Technology Solutions Corp.* (Computers)	650	50,154
Colgate-Palmolive Co. (Cosmetics/Personal Care)	2,392	156,054
Comcast Corp.—Special Class A* (Media)	9,672	409,415
Comerica, Inc. (Banks)	728	42,719
Commerce Bancorp, Inc. (Banks)	858	30,262
Compass Bancshares, Inc. (Banks)	598	35,671
Computer Sciences Corp.* (Computers)	780	41,629
Compuware Corp.* (Software)	1,612	13,428
Comverse Technology, Inc.* (Telecommunications)	936	19,759
ConAgra Foods, Inc. (Food)	2,392	64,584
ConocoPhillips (Oil & Gas)	7,436	535,020
CONSOL Energy, Inc. (Coal)	858	27,568
Consolidated Edison, Inc. (Electric)	1,170	56,242
Constellation Brands, Inc.* (Beverages)	988	28,672
Constellation Energy Group, Inc. (Electric)	832	57,300
Convergys Corp.* (Commercial Services)	624	14,839
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	416	37,619
Corning, Inc.* (Telecommunications)	7,202	134,749
Costco Wholesale Corp. (Retail)	2,106	111,344
Countrywide Credit Industries, Inc. (Diversified Financial Services)	2,860	121,407
Coventry Health Care, Inc.* (Healthcare-Services)	754	37,738
CSX Corp. (Transportation)	1,950	67,139
Cummins, Inc. (Machinery-Diversified)	234	27,654
CVS Corp. (Retail)	3,770	116,531
D.R. Horton, Inc. (Home Builders)	1,300	34,437
Danaher Corp. (Miscellaneous Manufacturing)	1,092	79,104
Darden Restaurants, Inc. (Retail)	676	27,155
Dean Foods Co.* (Food)	624	26,383
Deere & Co. (Machinery-Diversified)	1,066	101,345
Dell, Inc.* (Computers)	10,270	257,674
Devon Energy Corp. (Oil & Gas)	2,028	136,038
Dillards, Inc.—Class A (Retail)	286	10,001
DIRECTV Group, Inc.* (Media)	3,614	90,133
Dollar General Corp. (Retail)	1,430	22,966
Dominion Resources, Inc. (Electric)	1,638	137,330
Dover Corp. (Miscellaneous Manufacturing)	936	45,883
Dow Jones & Co., Inc. (Media)	312	11,856
DTE Energy Co. (Electric)	832	40,277
Du Pont (Chemicals)	4,160	202,634
Duke Energy Corp. (Electric)	5,876	195,141
Dynegy, Inc.—Class A* (Pipelines)	2,089	15,125
E* TRADE Financial Corp.* (Diversified Financial Services)	1,950	43,719
Eastman Chemical Co. (Chemicals)	390	23,131
Eastman Kodak Co. (Miscellaneous Manufacturing)	1,326	34,211
Eaton Corp. (Miscellaneous Manufacturing)	676	50,795
eBay, Inc.* (Internet)	5,382	161,837
Ecolab, Inc. (Chemicals)	832	37,606
Edison International (Electric)	1,560	70,949
El Paso Corp. (Pipelines)	3,302	50,455
Electronic Arts, Inc.* (Software)	1,404	70,705
Electronic Data Systems Corp. (Computers)	2,366	65,183
Eli Lilly & Co. (Pharmaceuticals)	4,550	237,055
Embarq Corp. (Telecommunications)	676	35,531
EMC Corp.* (Computers)	10,088	133,162
Emerson Electric Co. (Electrical Components & Equipment)	3,744	164,998
Entergy Corp. (Electric)	962	88,812
EOG Resources, Inc. (Oil & Gas)	1,118	69,819
Equifax, Inc. (Commercial Services)	572	23,223
Equity Office Properties Trust (REIT)	1,638	78,902
Equity Residential Properties Trust (REIT)	1,352	68,614
Exelon Corp. (Electric)	3,120	193,097
Express Scripts, Inc.* (Pharmaceuticals)	624	44,678
Exxon Mobil Corp. (Oil & Gas)	26,676	2,044,182
Family Dollar Stores, Inc. (Retail)	702	20,590
Fannie Mae (Diversified Financial Services)	4,524	268,680
Federated Department Stores, Inc. (Retail)	2,392	91,207
Federated Investors, Inc.—Class B (Diversified Financial Services)	416	14,052
FedEx Corp. (Transportation)	1,404	152,502
Fidelity National Information Services, Inc. (Software)	754	30,228
Fifth Third Bancorp (Banks)	2,574	105,354
First Data Corp. (Software)	3,614	92,229
First Horizon National Corp. (Banks)	572	23,898
FirstEnergy Corp. (Electric)	1,482	89,231
Fiserv, Inc.* (Software)	806	42,251
Fluor Corp. (Engineering & Construction)	416	33,966
Ford Motor Co. (Auto Manufacturers)	8,502	63,850
Forest Laboratories, Inc.* (Pharmaceuticals)	1,482	74,989
Fortune Brands, Inc. (Household Products/Wares)	702	59,944
FPL Group, Inc. (Electric)	1,872	101,874
Franklin Resources, Inc. (Diversified Financial Services)	754	83,068
Freddie Mac (Diversified Financial Services)	3,224	218,910
Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	910	50,714
Gannett Co., Inc. (Media)	1,092	66,022

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

General Dynamics Corp. (Aerospace/Defense)	1,872	$139,183
General Electric Co. (Miscellaneous Manufacturing)	47,060	1,751,102
General Mills, Inc. (Food)	1,612	92,851
General Motors Corp. (Auto Manufacturers)	2,600	79,872
Genuine Parts Co. (Distribution/Wholesale)	780	36,995
Genworth Financial, Inc.—Class A (Diversified Financial Services)	2,054	70,267
Genzyme Corp.* (Biotechnology)	1,196	73,650
Gilead Sciences, Inc.* (Pharmaceuticals)	2,158	140,119
Goodrich Corp. (Aerospace/Defense)	572	26,055
Google, Inc.—Class A* (Internet)	988	454,954
H & R Block, Inc. (Commercial Services)	1,508	34,744
Halliburton Co. (Oil & Gas Services)	4,602	142,892
Harley-Davidson, Inc. (Leisure Time)	1,196	84,282
Harman International Industries, Inc. (Home Furnishings)	312	31,172
Harrah’s Entertainment, Inc. (Lodging)	924	76,433
Hartford Financial Services Group, Inc. (Insurance)	1,456	135,859
Hasbro, Inc. (Toys/Games/Hobbies)	728	19,838
Health Management Associates, Inc.—Class A (Healthcare-Services)	1,118	23,601
Heinz (H.J.) Co. (Food)	1,534	69,045
Hercules, Inc.* (Chemicals)	520	10,041
Hess Corp. (Oil & Gas)	1,222	60,575
Hewlett-Packard Co. (Computers)	12,662	521,548
Hilton Hotels Corp. (Lodging)	1,742	60,796
Home Depot, Inc. (Retail)	9,308	373,809
Honeywell International, Inc. (Miscellaneous Manufacturing)	3,718	168,202
Hospira, Inc.* (Pharmaceuticals)	728	24,446
Humana, Inc.* (Healthcare-Services)	754	41,704
Huntington Bancshares, Inc. (Banks)	1,092	25,935
IAC/InterActiveCorp* (Internet)	1,014	37,680
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	1,898	87,669
IMS Health, Inc. (Software)	936	25,721
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	1,404	54,939
Intel Corp. (Semiconductors)	26,754	541,768
International Business Machines Corp. (Computers)	6,968	676,941
International Flavors & Fragrances, Inc. (Chemicals)	364	17,894
International Game Technology (Entertainment)	1,560	72,072
International Paper Co. (Forest Products & Paper)	2,106	71,815
Interpublic Group of Cos., Inc.* (Advertising)	2,054	25,141
Intuit, Inc.* (Software)	1,612	49,182
ITT Industries, Inc. (Miscellaneous Manufacturing)	858	48,752
J.C. Penney Co., Inc. (Holding Company) (Retail)	1,014	78,443
J.P. Morgan Chase & Co. (Diversified Financial Services)	16,042	774,829
Jabil Circuit, Inc. (Electronics)	858	21,064
Janus Capital Group, Inc. (Diversified Financial Services)	936	20,208
JDS Uniphase Corp.* (Telecommunications)	910	15,161
Johnson & Johnson (Healthcare-Products)	13,338	880,574
Johnson Controls, Inc. (Auto Parts & Equipment)	910	78,187
Jones Apparel Group, Inc. (Apparel)	494	16,514
Juniper Networks, Inc.* (Telecommunications)	2,548	48,259
KB Home (Home Builders)	364	18,666
Kellogg Co. (Food)	1,170	58,570
KeyCorp (Banks)	1,846	70,203
KeySpan Corp. (Gas)	806	33,191
Kimberly-Clark Corp. (Household Products/Wares)	2,132	144,870
Kimco Realty Corp. (REIT)	1,040	46,748
Kinder Morgan, Inc. (Pipelines)	494	52,240
King Pharmaceuticals, Inc.* (Pharmaceuticals)	1,144	18,212
KLA-Tencor Corp. (Semiconductors)	910	45,273
Kohls Corp.* (Retail)	1,482	101,413
Kroger Co. (Food)	3,302	76,177
L-3 Communications Holdings, Inc. (Aerospace/Defense)	572	46,778
Laboratory Corp. of America Holdings* (Healthcare-Services)	572	42,025
Legg Mason, Inc. (Diversified Financial Services)	624	59,311
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	832	19,885
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	2,470	192,956
Lennar Corp.—Class A (Home Builders)	624	32,735
Lexmark International, Inc.—Class A* (Computers)	442	32,354
Limited, Inc. (Retail)	1,586	45,899
Lincoln National Corp. (Insurance)	1,326	88,046
Linear Technology Corp. (Semiconductors)	1,352	40,993
Liz Claiborne, Inc. (Apparel)	468	20,339
Lockheed Martin Corp. (Aerospace/Defense)	1,664	153,204
Loews Corp. (Insurance)	2,132	88,414
Lowe’s Cos., Inc. (Retail)	6,890	214,624
LSI Logic Corp.* (Semiconductors)	1,820	16,380
M&T Bank Corp. (Banks)	364	44,466
Manor Care, Inc. (Healthcare-Services)	338	15,859
Marathon Oil Corp. (Oil & Gas)	1,586	146,705
Marriott International, Inc.—Class A (Lodging)	1,560	74,443
Marsh & McLennan Cos., Inc. (Insurance)	2,522	77,325
Marshall & Ilsley Corp. (Banks)	1,170	56,289
Masco Corp. (Building Materials)	1,820	54,363
Mattel, Inc. (Toys/Games/Hobbies)	1,768	40,063
Maxim Integrated Products, Inc. (Semiconductors)	1,482	45,379
MBIA, Inc. (Insurance)	624	45,589
McCormick & Co., Inc. (Food)	624	24,061
McDonald’s Corp. (Retail)	5,746	254,720
McGraw-Hill Cos., Inc. (Media)	1,638	111,417
McKesson Corp. (Commercial Services)	1,378	69,865
MeadWestvaco Corp. (Forest Products & Paper)	832	25,010
Medco Health Solutions, Inc.* (Pharmaceuticals)	1,352	72,251
MedImmune, Inc.* (Biotechnology)	1,118	36,190
Medtronic, Inc. (Healthcare-Products)	5,382	287,991
Mellon Financial Corp. (Banks)	1,924	81,097
Merck & Co., Inc. (Pharmaceuticals)	10,036	437,570
Meredith Corp. (Media)	182	10,256
Merrill Lynch & Co., Inc. (Diversified Financial Services)	5,104	475,182
MetLife, Inc. (Insurance)	3,510	207,124
MGIC Investment Corp. (Insurance)	390	24,391
Micron Technology, Inc.* (Semiconductors)	3,484	48,637
Microsoft Corp. (Software)	39,572	1,181,621
Millipore Corp.* (Biotechnology)	260	17,316
Molex, Inc. (Electrical Components & Equipment)	650	20,560
Molson Coors Brewing Co.—Class B (Beverages)	208	15,900
Monsanto Co. (Agriculture)	2,522	132,481
Monster Worldwide, Inc.* (Internet)	572	26,678
Moody’s Corp. (Commercial Services)	1,092	75,414
Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	4,888	398,030
Motorola, Inc. (Telecommunications)	11,232	230,930
Murphy Oil Corp. (Oil & Gas)	858	43,629
Mylan Laboratories, Inc. (Pharmaceuticals)	988	19,720
Nabors Industries, Ltd.*ADR (Oil & Gas)	1,378	41,037
National City Corp. (Banks)	2,938	107,413
National Semiconductor Corp. (Semiconductors)	1,326	30,100
National-Oilwell Varco, Inc.* (Oil & Gas Services)	806	49,311
NCR Corp.* (Computers)	832	35,576
Network Appliance, Inc.* (Computers)	1,690	66,383
Newell Rubbermaid, Inc. (Housewares)	1,274	36,882
Newmont Mining Corp. (Mining)	2,080	93,912
News Corp.—Class A (Media)	10,972	235,679
NICOR, Inc. (Gas)	208	9,734

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

NIKE, Inc.—Class B (Apparel)	858	$84,969
NiSource, Inc. (Electric)	1,274	30,703
Noble Corp.ADR (Oil & Gas)	624	47,518
Nordstrom, Inc. (Retail)	1,040	51,314
Norfolk Southern Corp. (Transportation)	1,794	90,220
Northern Trust Corp. (Banks)	858	52,072
Northrop Grumman Corp. (Aerospace/Defense)	1,612	109,132
Novell, Inc.* (Software)	1,534	9,511
Novellus Systems, Inc.* (Semiconductors)	546	18,793
Nucor Corp. (Iron/Steel)	1,430	78,164
NVIDIA Corp.* (Semiconductors)	1,638	60,622
Occidental Petroleum Corp. (Oil & Gas)	3,874	189,167
Office Depot, Inc.* (Retail)	1,300	49,621
OfficeMax, Inc. (Retail)	338	16,782
Omnicom Group, Inc. (Advertising)	806	84,259
Oracle Corp.* (Software)	18,616	319,078
PACCAR, Inc. (Auto Manufacturers)	1,170	75,933
Pactiv Corp.* (Packaging & Containers)	624	22,271
Pall Corp. (Miscellaneous Manufacturing)	572	19,763
Parker Hannifin Corp. (Miscellaneous Manufacturing)	546	41,976
Patterson Cos., Inc.* (Healthcare-Products)	650	23,082
Paychex, Inc. (Commercial Services)	1,534	60,654
Peabody Energy Corp. (Coal)	1,274	51,482
Peoples Energy Corp. (Gas)	182	8,112
PepsiCo, Inc. (Beverages)	7,670	479,758
PerkinElmer, Inc. (Electronics)	572	12,716
Pfizer, Inc. (Pharmaceuticals)	33,332	863,300
PG&E Corp. (Electric)	1,612	76,296
Phelps Dodge Corp. (Mining)	936	112,058
Pinnacle West Capital Corp. (Electric)	468	23,700
Pitney Bowes, Inc. (Office/Business Equipment)	1,040	48,038
Plum Creek Timber Co., Inc. (Forest Products & Paper)	806	32,119
PMC-Sierra, Inc.* (Semiconductors)	962	6,455
PNC Financial Services Group (Banks)	1,352	100,102
PPG Industries, Inc. (Chemicals)	754	48,414
PPL Corp. (Electric)	1,768	63,365
Praxair, Inc. (Chemicals)	1,482	87,927
Principal Financial Group, Inc. (Insurance)	1,248	73,258
Procter & Gamble Co. (Cosmetics/Personal Care)	14,768	949,140
Progress Energy, Inc. (Electric)	1,170	57,424
Progressive Corp. (Insurance)	3,510	85,012
Prologis (REIT)	1,144	69,521
Prudential Financial, Inc. (Insurance)	2,210	189,751
Public Service Enterprise Group, Inc. (Electric)	1,170	77,665
Public Storage, Inc. (REIT)	572	55,770
Pulte Homes, Inc. (Home Builders)	988	32,723
QLogic Corp.* (Semiconductors)	702	15,388
Qualcomm, Inc. (Telecommunications)	7,514	283,954
Quest Diagnostics, Inc. (Healthcare-Services)	754	39,962
Questar Corp. (Pipelines)	390	32,390
Qwest Communications International, Inc.* (Telecommunications)	7,514	62,892
R.R. Donnelley & Sons Co. (Commercial Services)	1,014	36,038
RadioShack Corp. (Retail)	624	10,471
Raytheon Co. (Aerospace/Defense)	2,054	108,451
Realogy Corp.* (Real Estate)	988	29,957
Regions Financial Corp. (Banks)	3,354	125,440
Reynolds American, Inc. (Agriculture)	806	52,769
Robert Half International, Inc. (Commercial Services)	780	28,954
Rockwell Collins, Inc. (Aerospace/Defense)	780	49,366
Rockwell International Corp. (Machinery-Diversified)	780	47,642
Rohm & Haas Co. (Chemicals)	650	33,228
Rowan Cos., Inc. (Oil & Gas)	494	16,401
Ryder System, Inc. (Transportation)	286	14,603
Sabre Holdings Corp. (Leisure Time)	624	19,899
SAFECO Corp. (Insurance)	494	30,900
Safeway, Inc. (Food)	2,054	70,986
SanDisk Corp.* (Computers)	1,040	44,751
Sanmina-SCI Corp.* (Electronics)	2,444	8,432
Sara Lee Corp. (Food)	3,484	59,333
Schering-Plough Corp. (Pharmaceuticals)	6,812	161,036
Schlumberger, Ltd.ADR (Oil & Gas Services)	5,382	339,926
Schwab (Diversified Financial Services)	4,732	91,517
Sealed Air Corp. (Packaging & Containers)	364	23,631
Sears Holdings Corp.* (Retail)	390	65,493
Sempra Energy (Gas)	1,222	68,396
Sherwin-Williams Co. (Chemicals)	520	33,062
Sigma-Aldrich Corp. (Chemicals)	312	24,249
Simon Property Group, Inc. (REIT)	1,040	105,342
SLM Corp. (Diversified Financial Services)	1,872	91,297
Smith International, Inc. (Oil & Gas Services)	910	37,374
Snap-on, Inc. (Hand/Machine Tools)	260	12,386
Solectron Corp.* (Electronics)	4,160	13,395
Southern Co. (Electric)	3,432	126,504
Southwest Airlines Co. (Airlines)	3,718	56,960
Sovereign Bancorp, Inc. (Savings & Loans)	1,664	42,249
Sprint Corp. (Telecommunications)	13,728	259,322
St. Jude Medical, Inc.* (Healthcare-Products)	1,638	59,885
St. Paul Cos., Inc. (Insurance)	3,172	170,305
Staples, Inc. (Retail)	3,250	86,775
Starbucks Corp.* (Retail)	3,458	122,482
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	988	61,750
State Street Corp. (Banks)	1,534	103,453
Stryker Corp. (Healthcare-Products)	1,404	77,374
Sun Microsystems, Inc.* (Computers)	16,276	88,216
Sunoco, Inc. (Oil & Gas)	572	35,670
SunTrust Banks, Inc. (Banks)	1,638	138,329
SuperValu, Inc. (Food)	936	33,462
Symantec Corp.* (Internet)	4,316	89,989
Symbol Technologies, Inc. (Electronics)	1,196	17,868
Synovus Financial Corp. (Banks)	1,508	46,492
Sysco Corp. (Food)	2,860	105,134
T. Rowe Price Group, Inc. (Diversified Financial Services)	1,222	53,487
Target Corp. (Retail)	3,926	223,978
TECO Energy, Inc. (Electric)	988	17,023
Tektronix, Inc. (Electronics)	390	11,376
Tellabs, Inc.* (Telecommunications)	2,002	20,541
Temple-Inland, Inc. (Forest Products & Paper)	494	22,739
Tenet Healthcare Corp.* (Healthcare-Services)	2,236	15,585
Teradyne, Inc.* (Semiconductors)	858	12,836
Terex Corp.* (Machinery-Construction & Mining)	468	30,223
Texas Instruments, Inc. (Semiconductors)	6,786	195,436
Textron, Inc. (Miscellaneous Manufacturing)	598	56,074
The AES Corp.* (Electric)	3,094	68,192
The Dow Chemical Co. (Chemicals)	4,420	176,535
The E.W. Scripps Co.—Class A (Media)	390	19,477
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	598	24,410
The Gap, Inc. (Retail)	2,366	46,137
The Goldman Sachs Group, Inc. (Diversified Financial Services)	1,750	348,863
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	806	16,918
The Hershey Co. (Food)	806	40,139
The New York Times Co.—Class A (Media)	676	16,467
The Pepsi Bottling Group, Inc. (Beverages)	624	19,288
The Stanley Works (Hand/Machine Tools)	364	18,306
Thermo Electron Corp.* (Electronics)	1,846	83,606
Tiffany & Co. (Retail)	624	24,486
Time Warner, Inc. (Media)	18,356	399,793

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

TJX Cos., Inc. (Retail)	2,028	$57,757
Torchmark Corp. (Insurance)	468	29,840
Transocean Sedco Forex, Inc.*ADR (Oil & Gas)	1,326	107,260
Tribune Co. (Media)	910	28,010
TXU Corp. (Electric)	2,132	115,576
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	9,178	279,011
Tyson Foods, Inc.—Class A (Food)	1,144	18,819
U.S. Bancorp (Banks)	8,112	293,573
Union Pacific Corp. (Transportation)	1,222	112,448
Unisys Corp.* (Computers)	1,612	12,638
United Parcel Service, Inc.—Class B (Transportation)	4,966	372,351
United States Steel Corp. (Iron/Steel)	572	41,836
United Technologies Corp. (Aerospace/Defense)	4,836	302,347
UnitedHealth Group, Inc. (Healthcare-Services)	6,266	336,672
Univision Communications, Inc.—Class A* (Media)	1,170	41,441
UnumProvident Corp. (Insurance)	1,612	33,497
UST, Inc. (Agriculture)	754	43,883
V.F. Corp. (Apparel)	416	34,145
Valero Energy Corp. (Oil & Gas)	2,782	142,327
VeriSign, Inc.* (Internet)	1,144	27,513
Verizon Communications, Inc. (Telecommunications)	13,520	503,485
Viacom, Inc.—Class B* (Media)	3,250	133,348
Vornado Realty Trust (REIT)	598	72,657
Vulcan Materials Co. (Building Materials)	442	39,723
W.W. Grainger, Inc. (Distribution/Wholesale)	338	23,640
Wachovia Corp. (Banks)	8,814	501,957
Wal-Mart Stores, Inc. (Retail)	11,284	521,094
Walgreen Co. (Retail)	4,628	212,379
Walt Disney Co. (Media)	9,542	327,004
Washington Mutual, Inc. (Savings & Loans)	4,394	199,883
Waste Management, Inc. (Environmental Control)	2,496	91,778
Waters Corp.* (Electronics)	468	22,918
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	468	12,182
Weatherford International, Ltd.*ADR (Oil & Gas Services)	1,586	66,279
WellPoint, Inc.* (Healthcare-Services)	2,886	227,099
Wells Fargo & Co. (Banks)	15,626	555,661
Wendy’s International, Inc. (Retail)	442	14,626
Western Union Co. (Commercial Services)	3,588	80,442
Weyerhaeuser Co. (Forest Products & Paper)	1,040	73,475
Whirlpool Corp. (Home Furnishings)	364	30,219
Whole Foods Market, Inc. (Food)	650	30,505
Williams Cos., Inc. (Pipelines)	2,782	72,665
Windstream Corp. (Telecommunications)	2,210	31,426
Wrigley (Wm.) Jr. Co. (Food)	1,014	52,444
Wyeth (Pharmaceuticals)	6,188	315,093
Wyndham Worldwide Corp. (Lodging)	936	29,971
Xcel Energy, Inc. (Electric)	1,872	43,168
Xerox Corp.* (Office/Business Equipment)	4,446	75,359
Xilinx, Inc. (Semiconductors)	1,534	36,525
XL Capital, Ltd.—Class A (Insurance)	832	59,921
XTO Energy, Inc. (Oil & Gas)	1,664	78,291
Yahoo!, Inc.* (Internet)	5,642	144,097
YUM! Brands, Inc. (Retail)	1,222	71,854
Zimmer Holdings, Inc.* (Healthcare-Products)	1,118	87,629
Zions Bancorp (Banks)	494	40,725

TOTAL COMMON STOCKS
(Cost $42,396,994)		58,789,914

Repurchase Agreements (12.4%)
	Principal
	Amount	Value

UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $8,710,846 (Collateralized by $8,863,000 of various U.S. Government Agency Obligations, 3.00% - 5.25%, 4/15/07-11/3/09, market value $8,881,609)	$8,706,000	$8,706,000

TOTAL REPURCHASE AGREEMENTS
(Cost $8,706,000)		8,706,000

TOTAL INVESTMENT SECURITIES
(Cost $51,102,994)—95.8%		67,495,914
Net other assets (liabilities)—4.2%		2,933,788

NET ASSETS—100.0%		$70,429,702

*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
REIT	Real Estate Investment Trust
ADR	American Depositary Receipt

Futures Contracts Purchased
	Contracts	Unrealized Appreciation (Depreciation)

S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $46,377,500)	130	$(5,705)

Futures Contracts Sold

E-Mini S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $4,636,938)	65	23,958

Swap Agreements
	Notional Amount at Value	Unrealized Gain (Loss)

Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/07	$10,601,590	$(116,650)
Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/07	30,104,021	(189,164)

ProFund VP UltraBull invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.2%
Aerospace/Defense	1.8%
Agriculture	1.6%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.3%
Auto Parts & Equipment	0.1%
Banks	5.6%
Beverages	1.7%
Biotechnology	1.0%
Building Materials	0.2%
Chemicals	1.1%
Coal	0.1%
Commercial Services	0.6%

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2006

Computers	3.4%
Cosmetics/Personal Care	1.7%
Distribution/Wholesale	0.1%
Diversified Financial Services	7.7%
Electric	2.7%
Electrical Components & Equipment	0.3%
Electronics	0.4%
Engineering & Construction	NM
Entertainment	0.1%
Environmental Control	0.2%
Food	1.2%
Forest Products & Paper	0.3%
Gas	0.2%
Hand/Machine Tools	0.1%
Healthcare-Products	2.6%
Healthcare-Services	1.3%
Home Builders	0.2%
Home Furnishings	0.1%
Household Products/Wares	0.4%
Housewares	0.1%
Insurance	4.1%
Internet	1.4%
Iron/Steel	0.2%
Leisure Time	0.3%
Lodging	0.4%
Machinery-Construction & Mining	0.3%
Machinery-Diversified	0.3%
Media	3.0%
Mining	0.5%
Miscellaneous Manufacturing	4.3%
Office/Business Equipment	0.2%
Oil & Gas	6.7%
Oil & Gas Services	1.1%
Packaging & Containers	0.1%
Pharmaceuticals	4.8%
Pipelines	0.3%
Real Estate	0.1%
Real Estate Investment Trust	0.9%
Retail	4.6%
Savings & Loans	0.3%
Semiconductors	2.0%
Software	3.1%
Telecommunications	5.2%
Textiles	NM
Toys/Games/Hobbies	0.1%
Transportation	1.3%
Other**	16.6%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraBull

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $42,396,994)	$58,789,914
Repurchase agreements, at cost	8,706,000

Total Investment Securities	67,495,914
Cash	197,438
Segregated cash balances with brokers for futures contracts	1,751,788
Dividends and interest receivable	92,613
Receivable for investments sold	9,370
Receivable for capital shares issued	3,355,139
Prepaid expenses	232

Total Assets	72,902,494

Liabilities:
Payable for capital shares redeemed	1,833,086
Unrealized loss on swap agreements	305,814
Variation margin on futures contracts	197,264
Advisory fees payable	51,536
Management services fees payable	6,871
Administration fees payable	1,812
Administrative services fees payable	19,785
Distribution fees payable	21,618
Trustee fees payable	11
Transfer agency fees payable	1,758
Fund accounting fees payable	2,820
Compliance services fees payable	1,199
Other accrued expenses	29,218

Total Liabilities	2,472,792

Net Assets	$70,429,702

Net Assets consist of:
Capital	$72,557,035
Accumulated net investment income (loss)	433,351
Accumulated net realized gains (losses) on investments	(18,666,043)
Net unrealized appreciation (depreciation) on investments	16,105,359

Net Assets	$70,429,702

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,953,810

Net Asset Value (offering and redemption price per share)	$23.84

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$972,316
Interest	469,045

Total Investment Income	1,441,361

Expenses:
Advisory fees	439,148
Management services fees	87,830
Administration fees	18,056
Transfer agency fees	17,268
Administrative services fees	188,046
Distribution fees	146,455
Custody fees	62,832
Fund accounting fees	28,266
Trustee fees	728
Compliance services fees	1,400
Other fees	31,264
Recoupment of prior expenses reimbursed by the Advisor	6,749

Total Gross Expenses before reductions	1,028,042
Less Expenses reduced by the Advisor	(19,915)
Less Expenses reduced by the Administrator	(117)

Total Net Expenses	1,008,010

Net Investment Income (Loss)	433,351

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,673,024
Net realized gains (losses) on futures contracts	3,330,697
Net realized gains (losses) on swap agreements	2,959,084
Change in net unrealized appreciation/depreciation on investments	3,686,738

Net Realized and Unrealized Gains (Losses) on Investments	12,649,543

Change in Net Assets Resulting from Operations	$13,082,894

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraBull
Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$433,351	$178,786
Net realized gains (losses) on investments	8,962,805	5,781,141
Change in net unrealized appreciation/depreciation on investments	3,686,738	(3,327,914)

Change in net assets resulting from operations	13,082,894	2,632,013

Distributions to Shareholders From:
Net investment income	(178,786)	(87,792)
Net realized gains on investments	(2,629,597)	(9,865,953)

Change in net assets resulting from distributions	(2,808,383)	(9,953,745)

Capital Transactions:
Proceeds from shares issued	1,055,663,375	692,594,974
Dividends reinvested	2,808,383	9,953,745
Value of shares redeemed	(1,050,054,349)	(740,003,247)

Change in net assets resulting from capital transactions	8,417,409	(37,454,528)

Change in net assets	18,691,920	(44,776,260)
Net Assets:
Beginning of period	51,737,782	96,514,042

End of period	$70,429,702	$51,737,782

Accumulated net investment income (loss)	$433,351	$178,786

Share Transactions:
Issued	48,773,881	31,672,612
Reinvested	134,180	493,492
Redeemed	(48,459,760)	(33,886,661)

Change in shares	448,301	(1,720,557)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraBull
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$20.65	$22.84	$22.19	$14.51	$22.71

Investment Activities:
Net investment income (loss)(a)	0.16	0.05	0.02	(0.05)	(0.08)
Net realized and unrealized gains (losses) on investments	4.40	0.49	3.55	7.73	(8.12)

Total income (loss) from investment activities	4.56	0.54	3.57	7.68	(8.20)

Distributions to Shareholders From:
Net investment income	(0.09)	(0.02)	—	—	—
Net realized gains on investments	(1.28)	(2.71)	(2.92)	—	—

Total distributions	(1.37)	(2.73)	(2.92)	—	—

Net Asset Value, End of Period	$23.84	$20.65	$22.84	$22.19	$14.51

Total Return	23.06%	2.61%	17.18%	52.93%	(36.11)%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.88%	1.89%	2.07%	2.12%
Net expenses	1.72%	1.88%	1.89%	1.84%	1.98%
Net investment income (loss)	0.74%	0.24%	0.11%	(0.32)%	(0.46)%

Supplemental Data:
Net assets, end of period (000’s)	$70,430	$51,738	$96,514	$68,318	$42,288
Portfolio turnover rate(b)	1,411%	681%	830%	1,124%	1,249%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP UltraMid-Cap

The ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P MidCap 400® Index. For the year ended December 31, 2006, the Fund had a total return of 10.64%, compared to a total return of 10.32%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Precision Castparts (+51.40%), Noble Energy (+22.48%), and Expeditors International Washington (+20.54%), while the worst performer in this group was Chico’s FAS (–52.90%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraMid-Cap from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP UltraMid-Cap	10.64%	11.12%

S&P MidCap 400 Index	10.32%	10.19%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP UltraMid-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses that correspond to twice the daily performance of the S&P MidCap 400 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	90.2%
Futures Contracts	60.6%
Swap Agreements	49.2%

Total Exposure	200.0%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 Index - Composition
% of Index

Financial	17.8%
Consumer Non-Cyclical	17.4%
Industrial	15.5%
Consumer Cyclical	15.1%
Technology	9.2%
Energy	8.5%
Utilities	6.9%
Communications	5.2%
Basic Materials	4.0%
Diversified	0.4%

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks (90.2%)
	Shares	Value

3Com Corp.* (Telecommunications)	26,950	$110,765
99 Cents Only Stores* (Retail)	2,750	33,468
Abercrombie & Fitch Co.—Class A (Retail)	5,500	382,964
Activision, Inc.* (Software)	16,500	284,459
Acxiom Corp. (Software)	4,400	112,860
Adesa, Inc. (Commercial Services)	6,050	167,888
ADTRAN, Inc. (Telecommunications)	3,850	87,395
Advance Auto Parts, Inc. (Retail)	7,150	254,253
Advanced Medical Optics, Inc.* (Healthcare-Products)	3,850	135,520
Advent Software, Inc.* (Software)	1,100	38,819
Aeropostale, Inc.* (Retail)	3,300	101,871
Affymetrix, Inc.* (Biotechnology)	4,400	101,464
AGCO Corp.* (Machinery-Diversified)	6,050	187,187
AGL Resources, Inc. (Gas)	4,950	192,605
Airgas, Inc. (Chemicals)	4,950	200,573
AirTran Holdings, Inc.* (Airlines)	6,050	71,027
Alaska Air Group, Inc.* (Airlines)	2,200	86,900
Albemarle Corp. (Chemicals)	2,200	157,960
Alberto-Culver Co. (Cosmetics/Personal Care)	4,950	106,178
Alexander & Baldwin, Inc. (Transportation)	2,750	121,935
Alliance Data Systems Corp.* (Commercial Services)	4,400	274,867
Alliant Energy Corp. (Electric)	7,700	290,829
Alliant Techsystems, Inc.* (Aerospace/Defense)	2,200	172,018
AMB Property Corp. (REIT)	6,050	354,590
American Eagle Outfitters, Inc. (Retail)	13,200	411,971
American Financial Group, Inc. (Insurance)	3,850	138,254
American Greetings Corp.—Class A (Household Products/Wares)	3,850	91,900
AmeriCredit Corp.* (Diversified Financial Services)	7,700	193,809
Ametek, Inc. (Electrical Components & Equipment)	7,150	227,656
Amphenol Corp.—Class A (Electronics)	5,500	341,439
Andrew Corp.* (Telecommunications)	10,450	106,904
AnnTaylor Stores Corp.* (Retail)	4,400	144,496
Applebee’s International, Inc. (Retail)	4,950	122,117
Apria Healthcare Group, Inc.* (Healthcare-Services)	2,750	73,288
Aqua America, Inc. (Water)	8,800	200,464
Aquila, Inc.* (Electric)	25,300	118,910
Arch Coal, Inc. (Coal)	9,350	280,781
Arrow Electronics, Inc.* (Electronics)	8,250	260,288
Arthur J. Gallagher & Co. (Insurance)	6,600	195,030
ArvinMeritor, Inc. (Auto Parts & Equipment)	4,400	80,212
Associated Banc-Corp (Banks)	8,800	306,943
Astoria Financial Corp. (Savings & Loans)	5,500	165,880
Atmel Corp.* (Semiconductors)	29,150	176,358
Avis Budget Group, Inc. (Commercial Services)	6,600	143,154
Avnet, Inc.* (Electronics)	8,250	210,623
Avocent Corp.* (Internet)	3,300	111,705
Bandag, Inc. (Auto Parts & Equipment)	550	27,737
Bank of Hawaii Corp. (Banks)	3,300	178,035
Banta Corp. (Commercial Services)	1,650	60,060
Barnes & Noble, Inc. (Retail)	3,300	131,043
Beazer Homes USA, Inc. (Home Builders)	2,200	103,422
Beckman Coulter, Inc. (Healthcare-Products)	3,850	230,230
Belo Corp.—Class A (Media)	5,500	101,090
BJ’s Wholesale Club, Inc.* (Retail)	3,850	119,774
Black Hills Corp. (Electric)	2,200	81,268
Blyth, Inc. (Household Products/Wares)	1,650	34,238
Bob Evans Farms, Inc. (Retail)	2,200	75,284
Borders Group, Inc. (Retail)	3,850	86,048
BorgWarner, Inc. (Auto Parts & Equipment)	3,850	227,227
Bowater, Inc. (Forest Products & Paper)	3,300	74,250
Boyd Gaming Corp. (Lodging)	2,750	124,603
Brinker International, Inc. (Retail)	8,250	248,820
Brown & Brown, Inc. (Insurance)	7,700	217,217
C.H. Robinson Worldwide, Inc. (Transportation)	11,550	472,280
Cabot Corp. (Chemicals)	3,850	167,745
Cadence Design Systems, Inc.* (Computers)	18,700	334,916
Callaway Golf Co. (Leisure Time)	3,850	55,479
Cameron International Corp.* (Oil & Gas Services)	7,150	379,307
Career Education Corp.* (Commercial Services)	6,050	149,919
Carlisle Cos., Inc. (Miscellaneous Manufacturing)	1,650	129,525
Carmax, Inc.* (Retail)	7,150	383,454
Catalina Marketing Corp. (Advertising)	2,200	60,500
Cathay Bancorp, Inc. (Banks)	3,300	113,883
CBRL Group, Inc. (Retail)	1,650	73,854
CDW Corp. (Distribution/Wholesale)	3,850	270,732
Cephalon, Inc.* (Pharmaceuticals)	3,850	271,079
Ceridian Corp.* (Computers)	9,350	261,613

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Charles River Laboratories International, Inc.* (Biotechnology)	4,400	$190,300
Charming Shoppes, Inc.* (Retail)	8,250	111,623
CheckFree Corp.* (Internet)	5,500	220,880
Cheesecake Factory, Inc.* (Retail)	4,950	121,770
Chemtura Corp. (Chemicals)	15,950	153,599
Chico’s FAS, Inc.* (Retail)	11,550	238,970
Choicepoint, Inc.* (Commercial Services)	4,950	194,931
Church & Dwight, Inc. (Household Products/Wares)	4,400	187,659
Cincinnati Bell, Inc.* (Telecommunications)	16,500	75,405
City National Corp. (Banks)	2,200	156,640
Claire’s Stores, Inc. (Retail)	6,050	200,497
Coldwater Creek, Inc.* (Retail)	3,850	94,402
Commercial Metals Co. (Metal Fabricate/Hardware)	7,700	198,660
Commscope, Inc.* (Telecommunications)	3,850	117,348
Community Health Systems, Inc.* (Healthcare-Services)	6,050	220,946
Con-way, Inc. (Transportation)	2,750	121,110
Copart, Inc.* (Retail)	4,400	132,000
Corinthian Colleges, Inc.* (Commercial Services)	5,500	74,965
Covance, Inc.* (Healthcare-Services)	3,850	226,804
Crane Co. (Miscellaneous Manufacturing)	3,300	120,912
Cree Research, Inc.* (Semiconductors)	4,950	85,734
CSG Systems International, Inc.* (Software)	2,750	73,508
Cullen/Frost Bankers, Inc. (Banks)	3,850	214,907
Cypress Semiconductor Corp.* (Semiconductors)	9,350	157,735
Cytec Industries, Inc. (Chemicals)	2,750	155,403
CYTYC Corp.* (Healthcare-Products)	7,150	202,345
Deluxe Corp. (Commercial Services)	3,300	83,160
Denbury Resources, Inc.* (Oil & Gas)	7,700	213,983
DENTSPLY International, Inc. (Healthcare-Products)	9,900	295,515
Developers Diversified Realty Corp. (REIT)	7,150	450,092
DeVry, Inc. (Commercial Services)	3,850	107,800
Dick’s Sporting Goods, Inc.* (Retail)	2,200	107,778
Diebold, Inc. (Computers)	4,400	205,040
Dollar Tree Stores, Inc.* (Retail)	6,600	198,660
Donaldson Co., Inc. (Miscellaneous Manufacturing)	4,400	152,724
DPL, Inc. (Electric)	7,700	213,906
DRS Technologies, Inc. (Aerospace/Defense)	2,200	115,896
DST Systems, Inc.* (Computers)	3,300	206,679
Dun & Bradstreet Corp.* (Software)	3,850	318,741
Duquesne Light Holdings, Inc. (Electric)	5,500	109,175
Dycom Industries, Inc.* (Engineering & Construction)	2,750	58,080
Eaton Vance Corp. (Diversified Financial Services)	8,250	272,333
Edwards (A.G.), Inc. (Diversified Financial Services)	4,950	313,285
Edwards Lifesciences Corp.* (Healthcare-Products)	3,850	181,104
Energizer Holdings, Inc.* (Electrical Components & Equipment)	3,850	273,311
Energy East Corp. (Electric)	9,900	245,520
Ensco International, Inc. (Oil & Gas)	9,900	495,593
Entercom Communications Corp. (Media)	1,650	46,497
Equitable Resources, Inc. (Pipelines)	7,700	321,475
Everest Re Group, Ltd.ADR (Insurance)	4,400	431,683
Expeditors International of Washington, Inc. (Transportation)	14,300	579,149
F5 Networks, Inc.* (Internet)	2,750	204,078
Fair Isaac Corp. (Software)	3,850	156,503
Fairchild Semiconductor International, Inc.* (Semiconductors)	8,250	138,683
Fastenal Co. (Distribution/Wholesale)	8,250	296,010
Federal Signal Corp. (Miscellaneous Manufacturing)	2,750	44,110
Ferro Corp. (Chemicals)	2,750	56,898
Fidelity National Title Group, Inc.—Class A (Insurance)	14,850	354,618
First American Financial Corp. (Insurance)	6,600	268,488
First Niagara Financial Group, Inc. (Savings & Loans)	7,150	106,249
FirstMerit Corp. (Banks)	4,950	119,493
Florida Rock Industries, Inc. (Building Materials)	3,300	142,065
Flowserve Corp.* (Machinery-Diversified)	3,850	194,310
FMC Corp. (Chemicals)	2,200	168,410
FMC Technologies, Inc.* (Oil & Gas Services)	4,400	271,172
Foot Locker, Inc. (Retail)	10,450	229,169
Forest Oil Corp.* (Oil & Gas)	3,300	107,844
Furniture Brands International, Inc. (Home Furnishing)	3,300	53,559
GameStop Corp.* (Retail)	4,950	272,794
Gartner Group, Inc.* (Commercial Services)	3,850	76,192
GATX Corp. (Trucking & Leasing)	3,300	142,989
Gen-Probe, Inc.* (Healthcare-Products)	3,300	172,821
Gentex Corp. (Electronics)	9,350	145,486
Glatfelter (Forest Products & Paper)	2,750	42,625
Graco, Inc. (Machinery-Diversified)	4,400	174,328
Granite Construction, Inc. (Engineering & Construction)	2,200	110,704
Grant Prideco, Inc.* (Oil & Gas Services)	8,250	328,103
Great Plains Energy, Inc. (Electric)	4,950	157,410
Greater Bay Bancorp (Banks)	3,300	86,889
Hanesbrands, Inc.* (Apparel)	6,050	142,901
Hanover Compressor Co.* (Oil & Gas Services)	6,600	124,674
Hanover Insurance Group, Inc. (Insurance)	3,300	161,040
Hansen Natural Corp.* (Beverages)	3,850	129,668
Harris Corp. (Telecommunications)	8,800	403,567
Harsco Corp. (Miscellaneous Manufacturing)	2,750	209,275
Harte-Hanks, Inc. (Advertising)	3,300	91,443
Hawaiian Electric Industries, Inc. (Electric)	5,500	149,325
HCC Insurance Holdings, Inc. (Insurance)	7,150	229,444
Health Net, Inc.* (Healthcare-Services)	7,700	374,681
Helmerich & Payne, Inc. (Oil & Gas)	7,150	174,961
Henry Schein, Inc.* (Healthcare-Products)	5,500	269,390
Herman Miller, Inc. (Office Furnishings)	4,400	159,984
Highwoods Properties, Inc. (REIT)	3,300	134,508
Hillenbrand Industries, Inc. (Healthcare-Products)	3,850	219,181
HNI Corp. (Office Furnishings)	3,300	146,553
Horace Mann Educators Corp. (Insurance)	2,750	55,550
Hormel Foods Corp. (Food)	4,950	184,833
Hospitality Properties Trust (REIT)	4,950	235,274
Hovnanian Enterprises, Inc.—Class A* (Home Builders)	2,200	74,580
Hubbell, Inc.—Class B (Electrical Components & Equipment)	3,850	174,059
IDACORP, Inc. (Electric)	2,750	106,288
Imation Corp. (Computers)	2,200	102,146
IndyMac Bancorp, Inc. (Diversified Financial Services)	4,400	198,704
Ingram Micro, Inc.—Class A* (Distribution/Wholesale)	9,350	190,834
Integrated Device Technology, Inc.* (Semiconductors)	13,200	204,336
International Rectifier Corp.* (Semiconductors)	4,400	169,532
International Speedway Corp. (Entertainment)	2,200	112,288
Intersil Corp.—Class A (Semiconductors)	9,350	223,652
Intuitive Surgical, Inc.* (Healthcare-Products)	2,200	210,980
Investors Financial Services Corp. (Banks)	4,400	187,748
Invitrogen Corp.* (Biotechnology)	2,750	155,623
ITT Educational Services, Inc.* (Commercial Services)	2,200	146,014
J.B. Hunt Transport Services, Inc. (Transportation)	6,600	137,082
Jack Henry & Associates, Inc. (Computers)	4,950	105,930
Jacobs Engineering Group, Inc.* (Engineering & Construction)	3,850	313,929
Jefferies Group, Inc. (Diversified Financial Services)	6,600	177,012

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

JetBlue Airways Corp.* (Airlines)	11,550	$164,010
JM Smucker Co. (Food)	3,850	186,610
John Wiley & Sons, Inc. (Media)	2,750	105,793
Joy Global, Inc. (Machinery-Construction & Mining)	7,700	372,218
Kelly Services, Inc.—Class A (Commercial Services)	1,100	31,834
KEMET Corp.* (Electronics)	5,500	40,150
Kennametal, Inc. (Hand/Machine Tools)	2,200	129,470
Korn/Ferry International* (Commercial Services)	2,750	63,140
Lam Research Corp.* (Semiconductors)	9,350	473,296
Lancaster Colony Corp. (Miscellaneous Manufacturing)	1,100	48,741
Lattice Semiconductor Corp.* (Semiconductors)	7,700	49,896
Laureate Education, Inc.* (Commercial Services)	3,300	160,479
Lear Corp. (Auto Parts & Equipment)	4,400	129,932
Lee Enterprises, Inc. (Media)	2,750	85,415
Leucadia National Corp. (Holding Companies - Diversified)	11,000	310,200
Liberty Property Trust (REIT)	6,050	297,297
LifePoint Hospitals, Inc.* (Healthcare-Services)	3,850	129,745
Lincare Holdings, Inc.* (Healthcare-Services)	6,050	241,032
Lincoln Electric Holdings, Inc. (Hand/Machine Tools)	2,750	166,155
Longview Fibre Co. (Forest Products & Paper)	4,400	96,580
Louisiana-Pacific Corp. (Forest Products & Paper)	6,600	142,098
Lubrizol Corp. (Chemicals)	4,400	220,571
Lyondell Chemical Co. (Chemicals)	14,300	365,650
M.D.C. Holdings, Inc. (Home Builders)	2,200	125,510
Mack-Cali Realty Corp. (REIT)	3,850	196,350
Macrovision Corp.* (Entertainment)	3,300	93,258
Manpower, Inc. (Commercial Services)	5,500	412,114
Martek Biosciences Corp.* (Biotechnology)	1,650	38,511
Martin Marietta Materials (Building Materials)	2,750	285,753
McAfee, Inc.* (Internet)	10,450	296,571
McDATA Corp.—Class A* (Computers)	11,000	61,050
MDU Resources Group, Inc. (Electric)	12,100	310,244
Media General, Inc.—Class A (Media)	1,100	40,887
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	3,300	115,929
MEMC Electronic Materials, Inc.* (Semiconductors)	11,000	430,539
Mentor Graphics Corp.* (Computers)	5,500	99,165
Mercantile Bankshares Corp. (Banks)	8,250	386,017
Mercury General Corp. (Insurance)	2,200	116,006
Micrel, Inc.* (Semiconductors)	3,850	41,503
Microchip Technology, Inc. (Semiconductors)	14,300	467,609
Millennium Pharmaceuticals, Inc.* (Biotechnology)	20,350	221,815
Mine Safety Appliances Co. (Environmental Control)	1,650	60,473
Minerals Technologies, Inc. (Chemicals)	1,100	64,669
Modine Manufacturing Co. (Auto Parts & Equipment)	2,200	55,066
Mohawk Industries, Inc.* (Textiles)	3,300	247,038
Moneygram International, Inc. (Software)	5,500	172,480
MPS Group, Inc.* (Commercial Services)	6,600	93,588
MSC Industrial Direct Co.—Class A (Retail)	3,300	129,195
National Fuel Gas Co. (Pipelines)	5,500	211,970
National Instruments Corp. (Computers)	3,850	104,874
Navigant Consulting Co.* (Commercial Services)	3,300	65,208
New Plan Excel Realty Trust, Inc. (REIT)	6,600	181,368
New York Community Bancorp (Savings & Loans)	17,600	283,360
Newfield Exploration Co.* (Oil & Gas)	8,800	404,359
Newport Corp.* (Telecommunications)	2,750	57,613
Noble Energy, Inc. (Oil & Gas)	11,550	566,758
Nordson Corp. (Machinery-Diversified)	2,200	109,626
Northeast Utilities System (Electric)	10,450	294,272
NSTAR (Electric)	7,150	245,674
Nuveen Investments—Class A (Diversified Financial Services)	4,950	256,806
O’Reilly Automotive, Inc.* (Retail)	7,700	246,862
OGE Energy Corp. (Electric)	6,050	242,000
Ohio Casualty Corp. (Insurance)	3,850	114,769
Old Republic International Corp. (Insurance)	15,400	358,511
Olin Corp. (Chemicals)	4,950	81,774
Omnicare, Inc. (Pharmaceuticals)	8,250	318,698
ONEOK, Inc. (Gas)	7,150	308,308
Oshkosh Truck Corp. (Auto Manufacturers)	4,950	239,679
OSI Restaurant Partners, Inc. (Retail)	4,950	194,040
Pacific Sunwear of California, Inc.* (Retail)	4,400	86,152
Packaging Corp. of America (Packaging & Containers)	5,500	121,550
Palm, Inc.* (Computers)	6,600	92,994
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	2,200	49,214
Parametric Technology Corp.* (Software)	7,150	128,843
Patterson-UTI Energy, Inc. (Oil & Gas)	10,450	242,754
Payless ShoeSource, Inc.* (Retail)	4,400	144,408
PDL BioPharma, Inc.* (Biotechnology)	7,700	155,078
Pentair, Inc. (Miscellaneous Manufacturing)	6,600	207,240
Pepco Holdings, Inc. (Electric)	12,650	329,026
PepsiAmericas, Inc. (Beverages)	3,850	80,773
Perrigo Co. (Pharmaceuticals)	4,950	85,635
Petsmart, Inc. (Retail)	8,800	253,968
Pharmaceutical Product Development, Inc. (Commercial Services)	6,600	212,651
Pioneer Natural Resources Co. (Oil & Gas)	8,250	327,443
Plains Exploration & Production Co.* (Oil & Gas)	4,950	235,274
Plantronics, Inc. (Telecommunications)	2,750	58,300
Plexus Corp.* (Electronics)	2,750	65,670
PMI Group, Inc. (Insurance)	5,500	259,435
PNM Resources, Inc. (Electric)	4,950	153,945
Pogo Producing Co. (Oil & Gas)	3,850	186,494
Polo Ralph Lauren Corp. (Apparel)	3,850	298,991
Polycom, Inc.* (Telecommunications)	6,050	187,005
Potlatch Corp. (Forest Products & Paper)	2,200	96,404
Powerwave Technologies, Inc.* (Telecommunications)	8,800	56,760
Precision Castparts Corp. (Metal Fabricate/Hardware)	8,800	688,864
Pride International, Inc.* (Oil & Gas)	11,000	330,000
Protective Life Corp. (Insurance)	4,400	209,000
Psychiatric Solutions, Inc.* (Healthcare-Services)	3,300	123,816
Puget Energy, Inc. (Electric)	7,700	195,272
Quanta Services, Inc.* (Commercial Services)	7,700	151,459
Quicksilver Resources, Inc.* (Oil & Gas)	3,300	120,747
Radian Group, Inc. (Insurance)	5,500	296,505
Raymond James Financial Corp. (Diversified Financial Services)	6,050	183,376
Rayonier, Inc. (Forest Products & Paper)	4,950	203,198
Reader’s Digest Association, Inc. (Media)	6,050	101,035
Regency Centers Corp. (REIT)	4,400	343,948
Regis Corp. (Retail)	2,750	108,735
Reliance Steel & Aluminum Co. (Iron/Steel)	3,850	151,613
Rent-A-Center, Inc.* (Commercial Services)	4,400	129,844
Republic Services, Inc. (Environmental Control)	7,700	313,159
ResMed, Inc.* (Healthcare-Products)	4,950	243,639
RF Micro Devices, Inc.* (Telecommunications)	12,650	85,894
Rollins, Inc. (Commercial Services)	1,650	36,482
Roper Industries, Inc. (Miscellaneous Manufacturing)	5,500	276,320
Ross Stores, Inc. (Retail)	9,350	273,954
RPM, Inc. (Chemicals)	7,700	160,853
Ruby Tuesday, Inc. (Retail)	3,850	105,644
Ruddick Corp. (Food)	2,200	61,050
Saks, Inc. (Retail)	9,350	166,617
SCANA Corp. (Electric)	7,700	312,773
Scholastic Corp.* (Media)	1,650	59,136
Scientific Games Corp.—Class A* (Entertainment)	4,400	133,012

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

SEI Investments Co. (Software)	3,850	$229,306
Semtech Corp.* (Semiconductors)	4,950	64,697
Sensient Technologies Corp. (Chemicals)	2,750	67,650
Sepracor, Inc.* (Pharmaceuticals)	7,150	440,296
Sequa Corp.—Class A* (Aerospace/Defense)	550	63,283
Sierra Pacific Resources* (Electric)	14,850	249,926
Silicon Laboratories, Inc.* (Semiconductors)	3,300	114,345
Smithfield Foods, Inc.* (Food)	6,600	169,356
Sonoco Products Co. (Packaging & Containers)	6,600	251,196
Sotheby’s (Commercial Services)	3,300	102,366
Southwestern Energy Co.* (Oil & Gas)	11,000	385,550
SPX Corp. (Miscellaneous Manufacturing)	3,850	235,466
SRA International, Inc.—Class A* (Computers)	2,750	73,535
StanCorp Financial Group, Inc. (Insurance)	3,300	148,665
Steel Dynamics, Inc. (Iron/Steel)	6,050	196,323
Stericycle, Inc.* (Environmental Control)	2,750	207,625
STERIS Corp. (Healthcare-Products)	4,400	110,748
Strayer Education, Inc. (Commercial Services)	550	58,328
SVB Financial Group* (Banks)	2,200	102,564
Swift Transportation Co., Inc.* (Transportation)	3,300	86,691
Sybase, Inc.* (Software)	6,050	149,435
Synopsys, Inc.* (Computers)	9,350	249,926
TCF Financial Corp. (Banks)	7,150	196,053
Tech Data Corp.* (Distribution/Wholesale)	3,300	124,971
Techne Corp.* (Healthcare-Products)	2,200	121,990
Teleflex, Inc. (Miscellaneous Manufacturing)	2,200	142,032
Telephone & Data Systems, Inc. (Telecommunications)	6,600	358,577
The Brink’s Co. (Miscellaneous Manufacturing)	2,750	175,780
The Colonial BancGroup, Inc. (Banks)	9,900	254,826
The Corporate Executive Board Co. (Commercial Services)	2,200	192,940
The Macerich Co. (REIT)	4,400	380,907
The Ryland Group, Inc. (Home Builders)	2,750	150,205
The Scotts Miracle-Gro Co.—Class A (Household Products/Wares)	2,750	142,037
The Timberland Co.—Class A* (Apparel)	3,300	104,214
Thomas & Betts Corp.* (Electronics)	3,300	156,024
Thor Industries, Inc. (Home Builders)	2,200	96,778
Tidewater, Inc. (Oil & Gas Services)	3,850	186,186
Timken Co. (Metal Fabricate/Hardware)	6,050	176,539
Toll Brothers, Inc.* (Home Builders)	8,250	265,898
Tootsie Roll Industries, Inc. (Food)	1,650	53,955
Transaction Systems Architect, Inc.* (Software)	2,200	71,654
Triad Hospitals, Inc.* (Healthcare-Services)	5,500	230,065
Trinity Industries, Inc. (Miscellaneous Manufacturing)	4,950	174,240
TriQuint Semiconductor, Inc.* (Semiconductors)	9,350	42,075
Tupperware Corp. (Household Products/Wares)	3,850	87,049
United Dominion Realty Trust, Inc. (REIT)	8,800	279,752
United Rentals, Inc.* (Commercial Services)	4,400	111,892
Unitrin, Inc. (Insurance)	2,750	137,803
Universal Corp. (Agriculture)	1,650	80,867
Universal Health Services, Inc.—Class B (Healthcare-Services)	3,300	182,919
Urban Outfitters, Inc.* (Retail)	7,150	164,665
UTStarcom, Inc.* (Telecommunications)	7,150	62,563
Valassis Communications, Inc.*(Commercial Services)	2,750	39,875
Valeant Pharmaceuticals International (Pharmaceuticals)	6,050	104,302
Valspar Corp. (Chemicals)	6,600	182,424
ValueClick, Inc.* (Internet)	6,600	155,958
Varian Medical Systems, Inc.* (Healthcare-Products)	8,800	418,615
Varian, Inc.* (Electronics)	1,650	73,904
VCA Antech, Inc.* (Pharmaceuticals)	5,500	177,045
Vectren Corp. (Gas)	4,950	139,986
Ventana Medical Systems, Inc.* (Healthcare-Products)	2,200	94,666
Vertex Pharmaceuticals, Inc.* (Biotechnology)	8,250	308,715
Vishay Intertechnology, Inc.* (Electronics)	12,100	163,834
W.R. Berkley Corp. (Insurance)	11,000	379,609
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	5,500	150,480
Washington Federal, Inc. (Savings & Loans)	5,500	129,415
Washington Post Co.—Class B (Media)	550	410,080
Webster Financial Corp. (Banks)	3,300	160,776
Weingarten Realty Investors (REIT)	4,950	228,245
Werner Enterprises, Inc. (Transportation)	3,300	57,684
Westamerica Bancorp (Banks)	1,650	83,540
Westar Energy, Inc. (Electric)	5,500	142,780
Western Digital Corp.* (Computers)	14,850	303,831
Westwood One, Inc. (Media)	4,400	31,064
WGL Holdings, Inc. (Gas)	3,300	107,514
Williams Sonoma, Inc. (Retail)	7,150	224,796
Wilmington Trust Corp. (Banks)	4,400	185,548
Wind River Systems, Inc.* (Software)	4,950	50,738
Wisconsin Energy Corp. (Electric)	7,700	365,441
Worthington Industries, Inc. (Metal Fabricate/Hardware)	4,950	87,714
WPS Resources Corp. (Electric)	2,750	148,583
YRC Worldwide Inc.* (Transportation)	3,850	145,261
Zebra Technologies Corp.—Class A* (Machinery-Diversified)	4,400	153,076

TOTAL COMMON STOCKS (Cost $57,508,955)		71,838,795

Repurchase Agreements (7.6%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of 6,058,371 (Collateralized by $6,100,000 of various U.S. Government Agency Obligations, 4.75% - 5.875%, 4/15/07-3/21/11, market value $6,177,186)

	$6,055,000	6,055,000

TOTAL REPURCHASE AGREEMENTS (Cost $6,055,000)		6,055,000

TOTAL INVESTMENT SECURITIES (Cost $63,563,955)—97.8%		77,893,795
Net other assets (liabilities)—2.2%		1,725,600

NET ASSETS—100.0%		$79,619,395

*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
REIT	Real Estate Investment Trust
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2006

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini S&P MidCap 400 Futures Contract expiring March 2007 (Underlying face amount at value $27,667,800)	342	$(305,257)
S&P MidCap 400 Futures Contract expiring March 2007 (Underlying face amount at value $20,629,500)	51	(395,454)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 1/29/07	$24,927,625	$(418,832)
Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 1/29/07	14,208,417	(165,457)

ProFund VP UltraMid-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.2%
Aerospace/Defense	0.4%
Agriculture	0.1%
Airlines	0.4%
Apparel	0.7%
Auto Manufacturers	0.3%
Auto Parts & Equipment	0.7%
Banks	3.4%
Beverages	0.3%
Biotechnology	1.5%
Building Materials	0.5%
Chemicals	2.8%
Coal	0.4%
Commercial Services	4.2%
Computers	2.8%
Cosmetics/Personal Care	0.1%
Distribution/Wholesale	1.1%
Diversified Financial Services	2.2%
Electric	5.5%
Electrical Components & Equipment	0.8%
Electronics	1.8%
Engineering & Construction	0.6%
Entertainment	0.4%
Environmental Control	0.7%
Food	0.8%
Forest Products & Paper	0.8%
Gas	0.9%
Hand/Machine Tools	0.4%
Healthcare-Products	3.7%
Healthcare-Services	2.3%
Holding Companies-Diversified	0.4%
Home Builders	1.0%
Home Furnishings	0.1%
Household Products/Wares	0.7%
Insurance	5.1%
Internet	1.2%
Iron/Steel	0.4%
Leisure Time	0.1%
Lodging	0.2%
Machinery-Construction & Mining	0.5%
Machinery-Diversified	1.0%
Media	1.2%
Metal Fabricate/Hardware	1.4%
Miscellaneous Manufacturing	2.4%
Office Furnishings	0.4%
Oil & Gas	4.8%
Oil & Gas Services	1.6%
Packaging & Containers	0.5%
Pharmaceuticals	2.0%
Pipelines	0.7%
Real Estate Investment Trust	3.9%
Retail	7.9%
Savings & Loans	0.9%
Semiconductors	3.6%
Software	2.2%
Telecommunications	2.2%
Textiles	0.3%
Transportation	2.2%
Trucking & Leasing	0.2%
Water	0.3%
Other**	9.8%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap
Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $57,508,955)	$71,838,795
Repurchase agreements, at cost	6,055,000

Total Investment Securities	77,893,795
Cash	539,674
Segregated cash balances with brokers for futures contracts	1,621,996
Dividends and interest receivable	56,418
Receivable for investments sold	6,567,787
Receivable for capital shares issued	69,944
Prepaid expenses	402

Total Assets	86,750,016

Liabilities:
Payable for investments purchased	140,556
Payable for capital shares redeemed	5,714,161
Unrealized loss on swap agreements	584,289
Variation margin on futures contracts	538,485
Advisory fees payable	59,563
Management services fees payable	7,942
Administration fees payable	2,366
Administrative services fees payable	27,071
Distribution fees payable	20,660
Trustee fees payable	14
Transfer agency fees payable	2,292
Fund accounting fees payable	3,549
Compliance services fees payable	1,557
Other accrued expenses	28,116

Total Liabilities	7,130,621

Net Assets	$79,619,395

Net Assets consist of:
Capital	$73,418,810
Accumulated net investment income (loss)	274,072
Accumulated net realized gains (losses) on investments	(7,118,327)
Net unrealized appreciation (depreciation) on investments	13,044,840

Net Assets	$79,619,395

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,388,106

Net Asset Value (offering and redemption price per share)	$33.34

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$864,406
Interest	821,220

Total Investment Income	1,685,626

Expenses:
Advisory fees	612,418
Management services fees	122,484
Administration fees	25,135
Transfer agency fees	23,871
Administrative services fees	324,469
Distribution fees	204,158
Custody fees	44,316
Fund accounting fees	37,165
Trustee fees	1,026
Compliance services fees	1,905
Other fees	39,065

Total Gross Expenses before reductions	1,436,012
Less Expenses reduced by the Advisor	(24,338)
Less Expenses reduced by the Administrator	(120)

Total Net Expenses	1,411,554

Net Investment Income (Loss)	274,072

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	1,476,287
Net realized gains (losses) on futures contracts	(981,706)
Net realized gains (losses) on swap agreements	1,232,765
Change in net unrealized appreciation/depreciation on investments	1,448,172

Net Realized and Unrealized Gains (Losses) on Investments	3,175,518

Change in Net Assets Resulting from Operations	$3,449,590

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap
Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$274,072	$(178,040)
Net realized gains (losses) on investments	1,727,346	11,391,154
Change in net unrealized appreciation/depreciation on investments	1,448,172	104,493

Change in net assets resulting from operations	3,449,590	11,317,607

Distributions to Shareholders From:
Net realized gains on investments	(11,961,148)	(6,867,757)

Change in net assets resulting from distributions	(11,961,148)	(6,867,757)

Capital Transactions:
Proceeds from shares issued	840,981,184	663,567,995
Dividends reinvested	11,961,148	6,867,757
Value of shares redeemed	(852,528,779)	(675,631,023)

Change in net assets resulting from capital transactions	413,553	(5,195,271)

Change in net assets	(8,098,005)	(745,421)
Net Assets:
Beginning of period	87,717,400	88,462,821

End of period	$79,619,395	$87,717,400

Accumulated net investment income (loss)	$274,072	$—

Share Transactions:
Issued	22,392,961	18,442,111
Reinvested	402,191	187,388
Redeemed	(22,719,838)	(18,818,113)

Change in shares	75,314	(188,614)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$37.93	$35.37	$29.46	$17.32	$30.00

Investment Activities:
Net investment income (loss)(b)	0.13	(0.09)	(0.23)	(0.20)	(0.09)
Net realized and unrealized gains (losses) on investments	2.96	6.29	8.14	12.34	(12.59)

Total income (loss) from investment activities	3.09	6.20	7.91	12.14	(12.68)

Distributions to Shareholders From:
Net realized gains on investments	(7.68)	(3.64)	(2.00)	—	—

Net Asset Value, End of Period	$33.34	$37.93	$35.37	$29.46	$17.32

Total Return	10.64%	17.89%	27.70%	70.09%	(42.27	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.76%	1.91%	1.94%	2.08%	2.36%
Net expenses(d)	1.73%	1.91%	1.94%	1.98%	1.98%
Net investment income (loss)(d)	0.34%	(0.25)%	(0.72)%	(0.88)%	(0.72)%

Supplemental Data:
Net assets, end of period (000’s)	$79,619	$87,717	$88,463	$38,653	$20,777
Portfolio turnover rate(e)	612%	692%	602%	1,202%	2,654	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments
(including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP UltraSmall-Cap

The ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the Russell 2000® Index. For the year ended December 31, 2006, the Fund had a total return of 26.05%, compared to a total return of 18.44%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Varian Semiconductor (+55.43%), ValueClick (+30.48%), and Hologic (+24.68%), while the bottom three performers in this group were MicroSemi (–28.96%), United Stationers (–3.73%), and UCBH Holdings (–1.12%.) Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraSmall-Cap from October 18, 1999 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06
	1 Year	5 Year	Since Inception (10/18/99)
ProFund VP UltraSmall-Cap	26.05%	13.54%	7.01%
Russell 2000 Index	18.44%	11.45%	11.00%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP UltraSmall-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses that correspond to twice the daily performance of the Russell 2000 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	81.8%
Futures Contracts	28.2%
Swap Agreements	89.5%

Total Exposure	199.5%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index - Composition
% of Index

Financial	22.0%
Consumer Non-Cyclical	19.3%
Consumer Cyclical	14.3%
Industrial	12.9%
Communications	9.8%
Technology	9.8%
Energy	5.0%
Basic Materials	3.8%
Utilities	3.0%
Diversified	0.1%

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks (81.8%)
	Shares	Value

3Com Corp.* (Telecommunications)	17,286	$71,045
AAR Corp.* (Aerospace/Defense)	2,010	58,672
Aaron Rents, Inc. (Commercial Services)	2,211	63,633
ABM Industries, Inc. (Commercial Services)	3,015	68,471
Acadia Realty Trust (REIT)	3,618	90,522
Acco Brands Corp.* (Household Products/Wares)	2,412	63,846
Accredited Home Lenders* (Diversified Financial Services)	804	21,933
Actel Corp.* (Semiconductors)	3,015	54,752
Actuant Corp.—Class A (Miscellaneous Manufacturing)	1,206	57,466
Acuity Brands, Inc. (Miscellaneous Manufacturing)	2,010	104,599
Adams Respiratory Therapeutics, Inc.* (Pharmaceuticals)	1,407	57,420
Administaff, Inc. (Commercial Services)	1,206	51,581
Adolor Corp.* (Pharmaceuticals)	2,412	18,138
ADTRAN, Inc. (Telecommunications)	3,015	68,441
Advance America Cash Advance Centers, Inc. (Commercial Services)	3,618	53,004
Advanta Corp.—Class B (Diversified Financial Services)	1,407	61,387
Advent Software, Inc.* (Software)	1,206	42,560
Advisory Board Co.* (Commercial Services)	1,206	64,569
Aeroflex, Inc.* (Telecommunications)	4,422	51,826
Aeropostale, Inc.* (Retail)	2,412	74,458
Affordable Residential Communities* (REIT)	4,221	49,175
Affymetrix, Inc.* (Biotechnology)	3,015	69,526
Aftermarket Technology Corp.* (Auto Parts & Equipment)	1,809	38,496
Agile Software Corp.* (Internet)	6,231	38,321
Agilysys, Inc. (Computers)	2,211	37,012
Agree Realty Corp. (REIT)	2,613	89,809
AirTran Holdings, Inc.* (Airlines)	4,221	49,555
AK Steel Holding Corp.* (Iron/Steel)	4,824	81,526
Alaska Air Group, Inc.* (Airlines)	1,608	63,516
Alaska Communications Systems Group, Inc. (Telecommunications)	4,422	67,170
Albany International Corp.—Class A (Machinery-Diversified)	1,407	46,304
Alexion Pharmaceuticals, Inc.* (Biotechnology)	1,608	64,947
Alkermes, Inc.* (Pharmaceuticals)	4,020	53,747
Allscripts Healthcare Solutions, Inc.* (Software)	2,613	70,525
Alnylam Pharmaceuticals, Inc.* (Pharmaceuticals)	2,412	51,617
Alpha Natural Resources, Inc.* (Coal)	2,613	37,182
Alpharma, Inc.—Class A (Pharmaceuticals)	2,010	48,441
AMERCO* (Trucking & Leasing)	603	52,467
America’s Car-Mart, Inc.* (Retail)	2,211	26,222
American Axle & Manufacturing Holdings, Inc. (Auto Parts & Equipment)	2,814	53,438
American Campus Communities, Inc. (REIT)	2,814	80,115
American Commercial Lines, Inc.* (Transportation)	1,407	92,173
American Financial Realty Trust (REIT)	6,834	78,181
American Greetings Corp.—Class A (Household Products/Wares)	2,412	57,574
American Home Mortgage Investment Corp. (REIT)	1,809	63,532
American Medical Systems Holdings, Inc.* (Healthcare-Products)	3,618	67,005
American Physicians Capital, Inc.* (Insurance)	1,809	72,432
American Reprographics Co.* (Software)	1,407	46,867
American States Water Co. (Water)	1,809	69,864
AMERIGROUP Corp.* (Healthcare-Services)	2,211	79,352
Amkor Technology, Inc.* (Semiconductors)	4,824	45,056
AMN Healthcare Services, Inc.* (Commercial Services)	2,211	60,891
AmSurg Corp.* (Healthcare-Services)	1,809	41,607
Anaren, Inc.* (Telecommunications)	2,010	35,698
Andrew Corp.* (Telecommunications)	7,035	71,968
Anixter International, Inc.* (Telecommunications)	1,407	76,400
ANSYS, Inc.* (Software)	1,407	61,190
Apogee Enterprises, Inc. (Building Materials)	3,015	58,220
Apollo Investment Corp. (Investment Companies)	4,422	99,053
Applebee’s International, Inc. (Retail)	3,819	94,215
Applera Corp.—Celera Genomics Group* (Biotechnology)	4,623	64,676
Applied Industrial Technologies, Inc. (Machinery-Diversified)	2,412	63,460
Applied Micro Circuits Corp.* (Semiconductors)	15,678	55,814
Apria Healthcare Group, Inc.* (Healthcare-Services)	2,412	64,280
aQuantive, Inc.* (Internet)	3,216	79,307
Aquila, Inc.* (Electric)	19,497	91,636
Arbitron, Inc. (Commercial Services)	1,407	61,120
Arch Chemicals, Inc. (Chemicals)	1,608	53,562
Arena Pharmaceuticals, Inc.* (Biotechnology)	3,216	41,519

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Ares Capital Corp. (Investment Companies)	4,020	$76,822
Ariba, Inc.* (Internet)	4,422	34,226
Arkansas Best Corp. (Transportation)	1,206	43,416
Array BioPharma, Inc.* (Pharmaceuticals)	4,623	59,729
Arris Group, Inc.* (Telecommunications)	4,824	60,348
ArthroCare Corp.* (Healthcare-Products)	1,407	56,167
ArvinMeritor, Inc. (Auto Parts & Equipment)	3,417	62,292
Aspen Technology, Inc.* (Software)	3,015	33,225
Astec Industries, Inc.* (Machinery-Construction & Mining)	1,206	42,331
Atheros Communications* (Telecommunications)	2,412	51,424
Atlas America, Inc.* (Oil & Gas)	1,206	61,470
ATMI, Inc.* (Semiconductors)	2,211	67,502
ATP Oil & Gas Corp.* (Oil & Gas)	1,206	47,721
Atwood Oceanics, Inc.* (Oil & Gas)	1,206	59,058
Avid Technology, Inc.* (Software)	1,809	67,403
Avista Corp. (Electric)	3,216	81,397
Avocent Corp.* (Internet)	2,211	74,842
Axcelis Technologies, Inc.* (Semiconductors)	6,633	38,670
Aztar Corp.* (Lodging)	1,608	87,507
Baldor Electric Co. (Hand/Machine Tools)	2,010	67,174
Bally Technologies, Inc.* (Entertainment)	3,015	56,320
BE Aerospace, Inc.* (Aerospace/Defense)	3,417	87,749
Beacon Roofing Supply, Inc.* (Distribution/Wholesale)	2,412	45,394
BearingPoint, Inc.* (Commercial Services)	8,643	68,020
Belden, Inc. (Electrical Components & Equipment)	2,010	78,571
Belo Corp.—Class A (Media)	4,422	81,276
Benchmark Electronics, Inc.* (Electronics)	2,814	68,549
Berry Petroleum Co.—Class A (Oil & Gas)	1,608	49,864
Big 5 Sporting Goods Corp. (Retail)	2,010	49,084
Big Lots, Inc.* (Retail)	5,025	115,174
Bill Barrett Corp.* (Oil & Gas)	1,608	43,754
Bio-Rad Laboratories, Inc.—Class A* (Biotechnology)	804	66,346
BioMarin Pharmaceutical, Inc.* (Pharmaceuticals)	4,422	72,477
BioMed Realty Trust, Inc. (REIT)	2,814	80,480
Biosite Diagnostics, Inc.* (Healthcare-Products)	804	39,275
Black Hills Corp. (Electric)	2,010	74,249
Blackbaud, Inc. (Software)	2,613	67,938
Blackboard, Inc.* (Software)	1,608	48,304
Blockbuster, Inc.—Class A* (Retail)	10,452	55,291
Blue Nile, Inc.* (Internet)	1,206	44,489
Bob Evans Farms, Inc. (Retail)	2,211	75,660
Books-A-Million, Inc. (Retail)	2,211	50,145
Borders Group, Inc. (Retail)	3,015	67,385
Boston Private Financial Holdings, Inc. (Banks)	2,613	73,713
Bowater, Inc. (Forest Products & Paper)	2,412	54,270
Bowne & Co., Inc. (Commercial Services)	3,819	60,875
Brady Corp.—Class A (Electronics)	2,010	74,933
Briggs & Stratton Corp. (Machinery-Diversified)	2,211	59,586
Bright Horizons Family Solutions, Inc.* (Commercial Services)	1,608	62,165
Brightpoint, Inc.* (Distribution/Wholesale)	2,613	35,145
Bristow Group, Inc.* (Transportation)	1,407	50,779
Broadwing Corp.* (Telecommunications)	3,819	59,653
Brocade Communications Systems, Inc.* (Computers)	11,457	94,062
Brookline Bancorp, Inc. (Savings & Loans)	6,231	82,062
Brooks Automation, Inc.* (Semiconductors)	4,221	60,782
Brown Shoe Co., Inc. (Retail)	1,608	76,766
Bucyrus International, Inc.—Class A (Machinery-Construction & Mining)	1,407	72,826
Building Materials Holding Corp. (Distribution/Wholesale)	1,608	39,702
CACI International, Inc.—Class A* (Computers)	1,206	68,139
Calamos Asset Management, Inc. (Diversified Financial Services)	1,608	43,143
California Water Service Group (Water)	1,809	73,083
Callaway Golf Co. (Leisure Time)	4,221	60,825
Cambrex Corp. (Biotechnology)	2,211	50,234
Capital Bancorp Ltd. (Banks)	1,608	74,290
Capital Lease Funding, Inc. (REIT)	4,422	51,295
Capital Senior Living Corp.* (Healthcare-Services)	4,221	44,785
Carrizo Oil & Gas, Inc.* (Oil & Gas)	1,608	46,664
Carter’s, Inc.* (Apparel)	2,211	56,381
Casey’s General Stores, Inc. (Retail)	2,613	61,536
Cash America International, Inc. (Retail)	1,608	75,415
Catalina Marketing Corp. (Advertising)	2,211	60,802
Cathay Bancorp, Inc. (Banks)	2,814	97,111
Cavco Industries, Inc.* (Home Builders)	1,005	35,215
Cedar Shopping Centers, Inc. (REIT)	4,623	73,552
Celadon Group, Inc.* (Transportation)	1,809	30,301
Centene Corp.* (Healthcare-Services)	2,010	49,386
Center Financial Corp. (Banks)	2,814	67,452
Central European Distribution Corp.* (Distribution/Wholesale)	1,608	47,758
Central Garden & Pet Co.* (Household Products/Wares)	1,206	58,395
Central Pacific Financial Corp. (Banks)	2,412	93,489
Century Aluminum Co.* (Mining)	1,206	53,848
Cenveo, Inc.* (Commercial Services)	3,015	63,918
Cepheid, Inc.* (Healthcare-Products)	3,618	30,753
Ceradyne, Inc.* (Miscellaneous Manufacturing)	1,206	68,139
CF Industries Holdings, Inc. (Chemicals)	3,618	92,766
Champion Enterprises, Inc.* (Home Builders)	4,020	37,627
Chaparral Steel Co. (Iron/Steel)	1,005	44,491
Charming Shoppes, Inc.* (Retail)	5,427	73,427
Charter Communications, Inc.—Class A* (Media)	32,160	98,409
CharterMac (Diversified Financial Services)	3,819	81,994
Checkpoint Systems, Inc.* (Electronics)	2,211	44,662
Chemed Corp. (Commercial Services)	1,206	44,598
Chesapeake Corp. (Packaging & Containers)	3,015	51,315
Chittenden Corp. (Banks)	3,618	111,036
Christopher & Banks Corp. (Retail)	1,809	33,756
Cincinnati Bell, Inc.* (Telecommunications)	13,668	62,463
CIRCOR International, Inc. (Metal Fabricate/Hardware)	2,211	81,343
Cirrus Logic, Inc.* (Semiconductors)	5,226	35,955
CKE Restaurants, Inc. (Retail)	3,216	59,174
Clarcor, Inc. (Miscellaneous Manufacturing)	2,412	81,550
CLECO Corp. (Electric)	3,417	86,211
Cleveland-Cliffs, Inc. (Iron/Steel)	1,005	48,682
CMGI, Inc.* (Internet)	30,552	40,940
CNET Networks, Inc.* (Internet)	7,035	63,948
Coeur d’Alene Mines Corp.* (Mining)	12,663	62,682
Cogent, Inc.* (Electronics)	2,211	24,343
Cognex Corp. (Machinery-Diversified)	2,412	57,454
Coherent, Inc.* (Electronics)	1,608	50,765
Coinmatch Service Corp.—Class A (Commercial Services)	4,824	57,406
Coinstar, Inc.* (Commercial Services)	1,809	55,301
Comfort Systems USA, Inc. (Building Materials)	2,814	35,569
Commscope, Inc.* (Telecommunications)	2,412	73,518
Community Bank System, Inc. (Banks)	3,618	83,214
Compass Minerals International, Inc. (Mining)	2,613	82,466
Comstock Resources, Inc.* (Oil & Gas)	2,010	62,431
Comtech Telecommunications Corp.* (Telecommunications)	1,206	45,912
Conexant Systems, Inc.* (Semiconductors)	22,311	45,514
Conor Medsystems, Inc.* (Pharmaceuticals)	1,608	50,379
Consolidated Communications Holdings, Inc. (Telecommunications)	2,613	54,612
Cooper Tire & Rubber Co. (Auto Parts & Equipment)	3,819	54,612

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Corinthian Colleges, Inc.* (Commercial Services)	4,422	$60,272
Cornell Companies, Inc.* (Commercial Services)	2,814	51,356
Corus Bankshares, Inc. (Banks)	2,211	51,008
CoStar Group, Inc.* (Commercial Services)	1,005	53,828
Covad Communications Group, Inc.* (Internet)	15,276	21,081
Cox Radio, Inc.—Class A* (Media)	4,221	68,802
Cross Country Healthcare, Inc.* (Commercial Services)	2,613	57,016
Crosstex Energy, Inc. (Oil & Gas)	1,809	57,327
CSG Systems International, Inc.* (Software)	2,412	64,473
CT Communications, Inc. (Telecommunications)	2,613	59,890
CTS Corp. (Electronics)	3,417	53,647
Cubist Pharmaceuticals, Inc.* (Pharmaceuticals)	2,814	50,962
Cumulus Media, Inc.—Class A* (Media)	4,221	43,856
Curtiss-Wright Corp. (Aerospace/Defense)	2,010	74,531
CV Therapeutics, Inc.* (Pharmaceuticals)	2,814	39,283
Cymer, Inc.* (Electronics)	1,809	79,506
Daktronics, Inc. (Electronics)	2,010	74,069
Delta & Pine Land Co. (Agriculture)	2,010	81,305
Delta Petroleum Corp.* (Oil & Gas)	3,015	69,827
Deluxe Corp. (Commercial Services)	2,814	70,913
DepoMed, Inc.* (Pharmaceuticals)	6,030	20,804
DeVry, Inc. (Commercial Services)	2,814	78,792
DiamondRock Hospitality Co. (REIT)	5,025	90,500
Digene Corp.* (Biotechnology)	1,005	48,160
Digital Insight Corp.* (Internet)	1,809	69,628
Digital River, Inc.* (Internet)	1,608	89,710
Digitas, Inc.* (Internet)	4,824	64,690
Dime Community Bancshares, Inc. (Savings & Loans)	5,427	76,032
Diodes, Inc.* (Semiconductors)	1,206	42,789
Direct General Corp. (Insurance)	3,015	62,230
DJO, Inc.* (Healthcare-Products)	1,206	51,641
Dobson Communications Corp.—Class A* (Telecommunications)	7,236	63,026
Dollar Thrifty Automotive Group, Inc.* (Commercial Services)	1,407	64,173
Dover Downs Gaming & Entertainment, Inc. (Entertainment)	2,010	26,874
Dress Barn, Inc.* (Retail)	2,211	51,583
Drill-Quip, Inc.* (Oil & Gas Services)	1,206	47,227
DSW, Inc.—Class A* (Retail)	1,206	46,515
DTS, Inc.* (Home Furnishings)	2,211	53,484
Duquesne Light Holdings, Inc. (Electric)	4,623	91,767
Dycom Industries, Inc.* (Engineering & Construction)	2,211	46,696
EarthLink, Inc.* (Internet)	6,834	48,521
Eclipsys Corp.* (Software)	2,412	49,591
Education Realty Trust, Inc. (REIT)	3,618	53,438
eFunds Corp.* (Software)	2,412	66,330
EGL, Inc.* (Transportation)	1,608	47,886
El Paso Electric Co.* (Electric)	3,417	83,272
Electronics for Imaging, Inc.* (Computers)	2,814	74,796
EMCOR Group, Inc.* (Engineering & Construction)	1,407	79,988
Emmis Communications Corp. (Media)	2,211	18,219
Empire District Electric Co. (Electric)	4,020	99,254
EMS Technologies, Inc.* (Telecommunications)	2,211	44,286
Emulex Corp.* (Semiconductors)	3,819	74,509
Encore Acquisition Co.* (Oil & Gas)	2,613	64,097
Encore Wire Corp.* (Electrical Components & Equipment)	1,206	26,544
Energy Conversion Devices, Inc.* (Electrical Components & Equipment)	1,809	61,470
Energy Partners, Ltd.* (Oil & Gas)	2,010	49,084
EnerSys* (Electrical Components & Equipment)	3,015	48,240
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	1,206	40,051
Entegris, Inc.* (Semiconductors)	7,236	78,294
Entravision Communications Corp.* (Media)	5,025	41,306
Enzo Biochem, Inc.* (Biotechnology)	2,613	37,288
Epicor Software Corp.* (Software)	3,618	48,879
Equinix, Inc.* (Internet)	1,206	91,198
Equity Inns, Inc. (REIT)	4,623	73,783
ESCO Technologies, Inc.* (Miscellaneous Manufacturing)	1,206	54,801
eSPEED, Inc.—Class A* (Diversified Financial Services)	5,226	45,623
Esterline Technologies Corp.* (Aerospace/Defense)	1,407	56,604
Ethan Allen Interiors, Inc. (Home Furnishings)	1,407	50,807
Euronet Worldwide, Inc.* (Commercial Services)	1,809	53,709
Evergreen Energy, Inc.* (Energy-Alternate Sources)	3,417	33,794
Evergreen Solar, Inc.* (Energy-Alternate Sources)	3,417	25,867
Exelixis, Inc.* (Biotechnology)	5,025	45,225
Extra Space Storage, Inc. (REIT)	3,819	69,735
F.N.B. Corp. (Banks)	5,829	106,496
FairPoint Communications, Inc. (Telecommunications)	3,015	57,134
Federal Signal Corp. (Miscellaneous Manufacturing)	3,015	48,361
FelCor Lodging Trust, Inc. (REIT)	3,819	83,407
FiberTower Corp.* (Telecommunications)	3,216	18,910
Fidelity Bankshares, Inc. (Savings & Loans)	2,412	95,684
Fieldstone Investment Corp. (REIT)	5,025	22,010
Financial Federal Corp. (Diversified Financial Services)	1,809	53,203
Finisar Corp.* (Telecommunications)	11,457	37,006
First BanCorp. (Banks)	5,226	49,804
First Commonwealth Financial Corp. (Banks)	6,432	86,382
First Community Bancorp—Class A (Banks)	1,407	73,544
First Indiana Corp. (Banks)	3,216	81,558
First Midwest Bancorp, Inc. (Banks)	3,015	116,619
First Niagara Financial Group, Inc. (Savings & Loans)	6,231	92,593
First Potomac Realty Trust (REIT)	2,412	70,213
First Republic Bank (Banks)	1,608	62,841
First State Bancorporation (Banks)	3,417	84,571
Fleetwood Enterprises, Inc.* (Home Builders)	4,623	36,568
FLIR Systems, Inc.* (Electronics)	3,015	95,967
Florida East Coast Industries, Inc. (Transportation)	1,608	95,837
Flow International Corp.* (Machinery-Diversified)	2,814	31,010
Flowers Foods, Inc. (Food)	2,412	65,100
FormFactor, Inc.* (Semiconductors)	2,010	74,873
Forward Air Corp. (Transportation)	1,608	46,519
Fossil, Inc.* (Household Products/Wares)	2,613	59,002
Foundry Networks, Inc.* (Telecommunications)	6,432	96,351
FPIC Insurance Group, Inc.* (Insurance)	1,407	54,831
Franklin Bank Corp. Houston* (Savings & Loans)	3,417	70,185
Freightcar America, Inc. (Miscellaneous Manufacturing)	804	44,582
Fremont General Corp. (Banks)	3,015	48,873
Friedman, Billings, Ramsey Group, Inc.—Class A (Diversified Financial Services)	6,633	53,064
FTI Consulting, Inc.* (Commercial Services)	2,010	56,059
FuelCell Energy, Inc.* (Energy-Alternate Sources)	3,819	24,671
Fuller (H.B.) Co. (Chemicals)	1,407	36,329
GAMCO Investors, Inc.—Class A (Diversified Financial Services)	1,407	54,113
Gaylord Entertainment Co.* (Lodging)	1,809	92,132
Gemstar-TV Guide International, Inc.* (Media)	15,075	60,451
GenCorp, Inc.* (Aerospace/Defense)	3,216	45,088
General Cable Corp.* (Electrical Components & Equipment)	2,211	96,642
General Communication, Inc.—Class A* (Telecommunications)	4,422	69,558
Genesco, Inc.* (Retail)	1,206	44,984
Genesee & Wyoming, Inc.—Class A* (Transportation)	1,809	47,468
Genesis Healthcare Corp.* (Healthcare-Services)	1,005	47,466
Gevity HR, Inc. (Commercial Services)	1,608	38,094
Giant Industries, Inc.* (Oil & Gas)	804	60,260

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Gibraltar Industries, Inc. (Iron/Steel)	1,608	$37,804
GMH Communities Trust (REIT)	4,020	40,803
Gold Kist, Inc.* (Food)	3,216	67,600
Graftech International, Ltd.* (Electrical Components & Equipment)	6,231	43,119
Granite Construction, Inc. (Engineering & Construction)	1,608	80,914
Great Wolf Resorts, Inc.* (Entertainment)	3,417	47,701
Greater Bay Bancorp (Banks)	3,216	84,677
Green Mountain Coffee Roasters, Inc.* (Beverages)	1,206	59,371
Greenhill & Co., Inc. (Diversified Financial Services)	804	59,335
Greif Brothers Corp.—Class A (Packaging & Containers)	804	95,194
Grey Wolf, Inc.* (Oil & Gas)	8,844	60,670
Group 1 Automotive, Inc. (Retail)	1,005	51,979
GSI Commerce, Inc.* (Internet)	2,814	52,763
GUESS?, Inc.* (Apparel)	1,005	63,747
Guitar Center, Inc.* (Retail)	1,206	54,825
Gulf Island Fabrication, Inc. (Oil & Gas Services)	2,814	103,837
Haemonetics Corp.* (Healthcare-Products)	1,206	54,294
Hancock Holding Co. (Banks)	1,608	84,967
Hanmi Financial Corp. (Banks)	3,618	81,514
Hanover Compressor Co.* (Oil & Gas Services)	4,422	83,532
Haverty Furniture Cos., Inc. (Retail)	3,015	44,622
Headwaters, Inc.* (Energy-Alternate Sources)	2,010	48,159
Healthcare Realty Trust, Inc. (REIT)	2,412	95,370
Healthcare Services Group, Inc. (Commercial Services)	2,814	81,493
HealthExtras, Inc.* (Pharmaceuticals)	1,407	33,909
Healthways, Inc.* (Healthcare-Services)	1,608	76,718
Heartland Express, Inc. (Transportation)	3,216	48,304
HEICO Corp. (Aerospace/Defense)	1,809	70,243
Heidrick & Struggles International, Inc.* (Commercial Services)	1,407	59,601
Hercules, Inc.* (Chemicals)	5,226	100,913
Herman Miller, Inc. (Office Furnishings)	3,015	109,625
Hexcel Corp.* (Aerospace/Defense Equipment)	4,422	76,987
Hibbett Sporting Goods, Inc.* (Retail)	2,010	61,365
Highland Hospitality Corp. (REIT)	5,025	71,606
Hologic, Inc.* (Healthcare-Products)	1,809	85,530
HomeBanc Corp. (REIT)	8,241	34,859
Horace Mann Educators Corp. (Insurance)	4,020	81,204
Horizon Health Corp.* (Healthcare-Services)	2,010	39,336
Houston Exploration Co.* (Oil & Gas)	1,206	62,447
Hovnanian Enterprises, Inc.—Class A* (Home Builders)	2,211	74,953
Hub Group, Inc.—Class A* (Transportation)	2,412	66,451
Human Genome Sciences, Inc.* (Biotechnology)	6,231	77,514
Huron Consulting Group, Inc.* (Commercial Services)	1,206	54,680
Hutchinson Technology, Inc.* (Computers)	1,608	37,901
Hydril* (Oil & Gas Services)	804	60,453
Hyperion Solutions Corp.* (Software)	2,613	93,911
Iconix Brand Group, Inc.* (Apparel)	2,412	46,769
ICOS Corp.* (Biotechnology)	3,216	108,668
ICU Medical, Inc.* (Healthcare-Products)	1,005	40,883
IDACORP, Inc. (Electric)	2,412	93,224
IDT Corp.—Class B* (Telecommunications)	3,216	42,065
IKON Office Solutions, Inc. (Office/Business Equipment)	4,824	78,969
Illumina, Inc.* (Biotechnology)	2,010	79,012
Imation Corp. (Computers)	1,608	74,659
Immucor, Inc.* (Healthcare-Products)	3,216	94,004
IMPAC Mortgage Holdings, Inc. (REIT)	4,020	35,376
Informatica Corp.* (Software)	4,020	49,084
Infospace, Inc.* (Internet)	1,608	32,980
InnKeepers USA Trust (REIT)	3,819	59,195
Input/Output, Inc.* (Oil & Gas Services)	4,020	54,793
Insight Enterprises, Inc.* (Retail)	2,814	53,100
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	1,809	46,781
Interdigital Communications Corp.* (Telecommunications)	2,412	80,923
Interline Brands, Inc.* (Building Materials)	1,809	40,648
Intermec, Inc.* (Machinery-Diversified)	2,211	53,661
International Coal Group, Inc.* (Coal)	6,030	32,864
International Securities Exchange Holdings, Inc. (Diversified Financial Services)	1,809	84,643
Intervest Bancshares Corp.* (Banks)	1,407	48,415
Invacare Corp. (Healthcare-Products)	1,809	44,411
inVentiv Health, Inc.* (Advertising)	1,608	56,843
Inverness Medical Innovations, Inc.* (Healthcare-Products)	1,608	62,230
Iowa Telecommunications Services, Inc. (Telecommunications)	3,417	67,349
iPCS, Inc.* (Telecommunications)	1,005	55,637
Isis Pharmaceuticals, Inc.* (Pharmaceuticals)	5,628	62,583
Itron, Inc.* (Electronics)	1,005	52,099
j2 Global Communications, Inc.* (Internet)	2,211	60,250
Jack Henry & Associates, Inc. (Computers)	3,819	81,727
Jack in the Box, Inc.* (Retail)	1,809	110,422
Jackson Hewitt Tax Service, Inc. (Commercial Services)	1,809	61,452
Jacuzzi Brands, Inc.* (Miscellaneous Manufacturing)	5,628	69,956
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	2,010	43,898
Jer Investors Trust, Inc. (REIT)	3,618	74,784
JetBlue Airways Corp.* (Airlines)	7,236	102,751
Journal Communications, Inc.—Class A (Media)	4,623	58,296
K-V Pharmaceutical Co.* (Pharmaceuticals)	2,412	57,357
K2, Inc.* (Leisure Time)	4,221	55,675
Kadant, Inc.* (Machinery-Diversified)	2,010	49,004
Kaman Corp. (Aerospace/Defense)	2,211	49,504
Kanbay International, Inc.* (Computers)	2,613	75,176
KEMET Corp.* (Electronics)	4,824	35,215
Kensey Nash Corp.* (Healthcare-Products)	1,407	44,743
Keryx Biopharmaceuticals, Inc.* (Biotechnology)	3,015	40,100
Keystone Automotive Industries, Inc.* (Auto Parts & Equipment)	1,206	40,992
Kimball International, Inc.—Class B (Home Furnishings)	3,417	83,033
Kindred Healthcare, Inc.* (Healthcare-Services)	1,608	40,602
KKR Financial Corp. (REIT)	3,417	91,541
Knight Capital Group, Inc.—Class A* (Diversified Financial Services)	4,824	92,476
Knight Transportation, Inc. (Transportation)	3,015	51,406
Komag, Inc.* (Computers)	1,407	53,297
Korn/Ferry International* (Commercial Services)	2,613	59,994
Kronos, Inc.* (Computers)	1,407	51,693
Kyphon, Inc.* (Healthcare-Products)	2,010	81,204
Labor Ready, Inc.* (Commercial Services)	2,613	47,896
LaBranche & Co., Inc.* (Diversified Financial Services)	3,015	29,637
Laclede Group, Inc. (Gas)	2,814	98,574
Lance, Inc. (Food)	2,211	44,397
Landauer, Inc. (Commercial Services)	1,206	63,279
LaSalle Hotel Properties (REIT)	1,809	82,943
Lattice Semiconductor Corp.* (Semiconductors)	7,035	45,587
Lawson Software, Inc.* (Software)	6,834	50,503
LCA-Vision, Inc. (Healthcare-Products)	1,005	34,532
Lear Corp. (Auto Parts & Equipment)	3,015	89,032
Lee Enterprises, Inc. (Media)	2,613	81,160
LIFE TIME FITNESS, Inc.* (Leisure Time)	1,608	78,004
Lifecell Corp.* (Biotechnology)	1,809	43,669
Lightbridge, Inc.* (Telecommunications)	2,613	35,380
Lindsay Manufacturing Co. (Machinery-Diversified)	1,608	52,501
Littelfuse, Inc.* (Electrical Components & Equipment)	1,407	44,855

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Live Nation, Inc.* (Commercial Services)	3,015	$67,536
LKQ Corp.* (Distribution/Wholesale)	2,613	60,073
Lodgian, Inc.* (Lodging)	3,015	41,004
Lone Star Technologies, Inc.* (Oil & Gas Services)	1,407	68,113
Longs Drug Stores Corp. (Retail)	1,407	59,629
Longview Fibre Co. (Forest Products & Paper)	2,814	61,767
LTC Properties, Inc. (REIT)	3,618	98,808
Lufkin Industries, Inc. (Oil & Gas Services)	804	46,696
Luminent Mortgage Capital, Inc. (REIT)	5,025	48,793
Luminex Corp.* (Healthcare-Products)	2,613	33,185
Macrovision Corp.* (Entertainment)	2,613	73,843
Magellan Health Services, Inc.* (Healthcare-Services)	1,608	69,498
Maguire Properties, Inc. (REIT)	2,010	80,400
Manhattan Associates, Inc.* (Computers)	2,412	72,553
Mariner Energy, Inc.* (Oil & Gas)	3,417	66,973
Martek Biosciences Corp.* (Biotechnology)	1,608	37,531
Marvel Entertainment, Inc.* (Toys/Games/Hobbies)	2,412	64,907
MasTec, Inc.* (Telecommunications)	2,613	30,154
Mattson Technology, Inc.* (Semiconductors)	4,020	37,466
Maxwell Technologies, Inc.* (Computers)	2,010	28,040
McCormick & Schmick’s Seafood Restaurants, Inc.* (Retail)	2,010	48,320
McDATA Corp.—Class A* (Computers)	9,246	51,315
MCG Capital Corp. (Investment Companies)	3,618	73,518
McMoRan Exploration Co.* (Oil & Gas)	2,211	31,440
Meadowbrook Insurance Group, Inc.* (Insurance)	5,628	55,661
Medarex, Inc.* (Pharmaceuticals)	6,231	92,156
Media General, Inc.—Class A (Media)	1,407	52,298
Medical Action Industries, Inc.* (Healthcare-Products)	1,809	58,322
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	2,412	84,734
Mentor Corp. (Healthcare-Products)	1,608	78,583
Mentor Graphics Corp.* (Computers)	4,020	72,481
Meridian Bioscience, Inc. (Healthcare-Products)	1,608	39,444
Merit Medical Systems, Inc.* (Healthcare-Products)	3,015	47,758
Meritage Homes Corp.* (Home Builders)	1,005	47,959
Metal Management, Inc. (Environmental Control)	1,407	53,255
MGI Pharma, Inc.* (Pharmaceuticals)	3,618	66,607
Micrel, Inc.* (Semiconductors)	4,422	47,669
Micros Systems, Inc.* (Computers)	1,809	95,333
Microsemi Corp.* (Semiconductors)	3,216	63,194
MicroStrategy, Inc.—Class A* (Software)	402	45,832
MKS Instruments, Inc.* (Semiconductors)	2,211	49,924
Mobile Mini, Inc.* (Storage/Warehousing)	2,010	54,149
Modine Manufacturing Co. (Auto Parts & Equipment)	2,010	50,310
Molecular Devices Corp.* (Electronics)	1,206	25,410
Moog, Inc.—Class A* (Aerospace/Defense)	1,809	69,086
Movado Group, Inc. (Retail)	2,010	58,290
MPS Group, Inc.* (Commercial Services)	4,824	68,404
MTS Systems Corp. (Computers)	1,206	46,576
Mueller Industries, Inc. (Metal Fabricate/Hardware)	1,809	57,345
Myriad Genetics, Inc.* (Biotechnology)	2,211	69,204
Nara Bancorp, Inc. (Banks)	3,216	67,279
NATCO Group, Inc.—Class A* (Oil & Gas Services)	1,206	38,447
National Financial Partners (Diversified Financial Services)	1,809	79,542
Navigant Consulting Co.* (Commercial Services)	2,211	43,689
Navistar International Corp.* (Auto Manufacturers)	2,814	94,072
NBTY, Inc.* (Pharmaceuticals)	2,412	100,266
NCI Building Systems, Inc.* (Building Materials)	1,005	52,009
Nektar Therapeutics* (Biotechnology)	4,020	61,144
NetBank, Inc. (Internet)	7,839	36,373
Netflix, Inc.* (Internet)	2,010	51,979
NETGEAR, Inc.* (Telecommunications)	1,809	47,486
NewAlliance Bancshares, Inc. (Savings & Loans)	6,633	108,782
Newcastle Investment Corp. (REIT)	2,412	75,544
NewMarket Corp. (Chemicals)	1,005	59,345
Newport Corp.* (Telecommunications)	2,814	58,953
Nordson Corp. (Machinery-Diversified)	1,407	70,112
NorthStar Realty Finance Corp. (REIT)	4,422	73,273
NorthWestern Corp. (Electric)	2,211	78,225
Novastar Financial, Inc. (REIT)	1,608	42,853
Nu Skin Enterprises, Inc. (Retail)	3,618	65,956
Nuance Communications, Inc.* (Software)	5,628	64,497
NuCo2, Inc.* (Distribution/Wholesale)	1,809	44,483
NuVasive, Inc.* (Healthcare-Products)	2,412	55,717
Nuvelo, Inc.* (Pharmaceuticals)	3,015	12,060
O’Charley’s, Inc.* (Retail)	3,417	72,714
Odyssey Healthcare, Inc.* (Healthcare-Services)	2,412	31,983
Ohio Casualty Corp. (Insurance)	3,216	95,869
Oil States International, Inc.* (Oil & Gas Services)	2,010	64,782
Old Dominion Freight Line, Inc.* (Transportation)	1,407	33,866
Old National Bancorp (Banks)	5,025	95,073
Olin Corp. (Chemicals)	3,417	56,449
OM Group, Inc.* (Chemicals)	1,407	63,709
OMEGA Healthcare Investors, Inc. (REIT)	5,226	92,605
OmniVision Technologies, Inc.* (Semiconductors)	2,412	32,924
ON Semiconductor Corp.* (Semiconductors)	7,839	59,341
Onyx Pharmaceuticals, Inc.* (Pharmaceuticals)	2,613	27,646
Open Solutions, Inc.* (Software)	1,608	60,525
Openwave Systems, Inc.* (Internet)	4,422	40,815
Opsware, Inc.* (Internet)	5,025	44,321
Orbital Sciences Corp.* (Aerospace/Defense)	3,216	59,303
Oregon Steel Mills, Inc.* (Iron/Steel)	1,407	87,811
Oriental Financial Group, Inc. (Banks)	4,623	59,868
OSI Pharmaceuticals, Inc.* (Pharmaceuticals)	2,412	84,372
Owens & Minor, Inc. (Distribution/Wholesale)	2,010	62,852
P.F. Chang’s China Bistro, Inc.* (Retail)	1,407	54,001
Pacer International, Inc. (Transportation)	2,010	59,838
Pacific Sunwear of California, Inc.* (Retail)	3,216	62,969
Palm, Inc.* (Computers)	3,819	53,810
Palomar Medical Technologies, Inc.* (Healthcare-Products)	1,005	50,923
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	1,809	40,467
Parallel Petroleum Corp.* (Oil & Gas)	2,211	38,847
Parametric Technology Corp.* (Software)	5,427	97,796
PAREXEL International Corp.* (Commercial Services)	1,809	52,407
Parker Drilling Co.* (Oil & Gas)	5,829	47,623
Pathmark Stores, Inc.* (Food)	4,422	49,305
Payless ShoeSource, Inc.* (Retail)	2,814	92,355
Peet’s Coffee & Tea, Inc.* (Beverages)	1,608	42,194
Penn Virginia Corp. (Oil & Gas)	1,005	70,390
Penwest Pharmaceuticals Co.* (Pharmaceuticals)	1,809	30,066
Per-Se Technologies, Inc.* (Software)	2,211	61,422
Pericom Semiconductor Corp.* (Semiconductors)	5,427	62,248
Perot Systems Corp.—Class A* (Computers)	4,221	69,182
Perrigo Co. (Pharmaceuticals)	4,020	69,546
Perry Ellis International, Inc.* (Apparel)	2,010	82,410
Petrohawk Energy Corp.* (Oil & Gas)	3,618	41,607
PFF Bancorp, Inc. (Savings & Loans)	2,814	97,111
PHH Corp.* (Commercial Services)	2,412	69,634
Phillips-Van Heusen Corp. (Apparel)	2,412	121,009
Photronics, Inc.* (Semiconductors)	2,814	45,981
Pier 1 Imports, Inc. (Retail)	4,623	27,507
Pilgrim’s Pride Corp. (Food)	1,809	53,239
Pinnacle Entertainment, Inc.* (Entertainment)	2,211	73,273
Pioneer Drilling Co.* (Oil & Gas)	2,613	34,701
Piper Jaffray* (Diversified Financial Services)	1,005	65,476
Placer Sierra Bancshares (Banks)	2,613	62,111
Plantronics, Inc. (Telecommunications)	2,211	46,873

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Plexus Corp.* (Electronics)	2,010	$47,999
PNM Resources, Inc. (Electric)	3,417	106,269
Polaris Industries, Inc. (Leisure Time)	1,809	84,715
Polycom, Inc.* (Telecommunications)	3,819	118,046
PolyMedica Corp. (Healthcare-Products)	1,206	48,734
PolyOne Corp.* (Chemicals)	5,427	40,703
Portfolio Recovery Associates, Inc.* (Diversified Financial Services)	1,005	46,923
Potlatch Corp. (Forest Products & Paper)	1,809	79,271
Powerwave Technologies, Inc.* (Telecommunications)	5,427	35,004
Preferred Bank (Banks)	2,211	132,858
Premiere Global Services, Inc.* (Telecommunications)	5,226	49,333
Priceline.com, Inc.* (Internet)	1,407	61,359
PrivateBancorp, Inc. (Banks)	1,809	75,309
ProAssurance Corp.* (Insurance)	1,809	90,305
Progenics Pharmaceuticals, Inc.* (Pharmaceuticals)	1,809	46,564
Progress Software Corp.* (Software)	2,211	61,753
Prosperity Bancshares, Inc. (Banks)	2,412	83,238
PSS World Medical, Inc.* (Healthcare-Products)	3,417	66,734
Psychiatric Solutions, Inc.* (Healthcare-Services)	2,412	90,497
Quanex Corp. (Metal Fabricate/Hardware)	1,608	55,621
Quantum Corp.* (Computers)	14,070	32,642
Quest Resource Corp.* (Oil & Gas)	2,814	28,421
Quest Software, Inc.* (Software)	3,417	50,059
Quiksilver, Inc.* (Apparel)	5,628	88,641
Rackable Systems, Inc.* (Computers)	1,206	37,350
Radio One, Inc.—Class D* (Media)	5,427	36,578
RadiSys Corp.* (Computers)	2,010	33,507
Ralcorp Holdings, Inc.* (Food)	1,407	71,602
Ramco-Gershenson Properties Trust (REIT)	3,216	122,658
RBC Bearings, Inc.* (Metal Fabricate/Hardware)	2,010	57,607
RCN Corp.* (Telecommunications)	2,412	72,722
Reader’s Digest Association, Inc. (Media)	5,628	93,988
RealNetworks, Inc.* (Internet)	5,025	54,974
Red Robin Gourmet Burgers, Inc.* (Retail)	1,005	36,029
Redback Networks, Inc.* (Internet)	2,613	65,168
Regal-Beloit Corp. (Hand/Machine Tools)	1,407	73,882
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	2,814	56,477
Regis Corp. (Retail)	2,010	79,475
Rent-A-Center, Inc.* (Commercial Services)	3,015	88,972
Rentech, Inc.* (Environmental Control)	7,839	29,553
Republic Bancorp, Inc. (Banks)	7,035	94,691
Republic Property Trust (REIT)	5,628	64,947
Resources Connection, Inc.* (Commercial Services)	2,412	76,798
Rewards Network, Inc.* (Commercial Services)	4,623	32,130
RF Micro Devices, Inc.* (Telecommunications)	8,643	58,686
Rofin-Sinar Technologies, Inc.* (Electronics)	1,005	60,762
Rogers Corp.* (Electronics)	1,005	59,446
RTI International Metals, Inc.* (Mining)	1,005	78,611
Ruby Tuesday, Inc. (Retail)	2,814	77,216
Rush Enterprises, Inc.* (Retail)	2,211	37,410
Ryerson, Inc. (Iron/Steel)	1,407	35,302
Safety Insurance Group, Inc. (Insurance)	1,206	61,156
Saia, Inc.* (Transportation)	1,407	32,656
Salix Pharmaceuticals, Ltd.* (Pharmaceuticals)	3,015	36,693
ScanSource, Inc.* (Distribution/Wholesale)	1,809	54,994
Schnitzer Steel Industries, Inc.—Class A (Iron/Steel)	1,206	47,878
Sciele Pharma, Inc.* (Pharmaceuticals)	1,608	38,592
Seabright Insurance Holdings* (Insurance)	2,613	47,060
Select Comfort Corp.* (Retail)	2,412	41,945
Semtech Corp.* (Semiconductors)	3,819	49,914
Shuffle Master, Inc.* (Entertainment)	1,809	47,396
Signature Bank* (Banks)	2,412	74,724
Silicon Image, Inc.* (Semiconductors)	4,824	61,361
Simpson Manufacturing Co., Inc. (Building Materials)	1,809	57,255
Sinclair Broadcast Group, Inc.—Class A (Media)	5,226	54,873
SiRF Technology Holdings, Inc.* (Semiconductors)	2,211	56,425
Sirona Dental Systems, Inc. (Healthcare-Products)	1,005	38,703
Skyline Corp. (Home Builders)	1,407	56,590
SkyWest, Inc. (Airlines)	2,814	71,785
Skyworks Solutions, Inc.* (Semiconductors)	8,040	56,923
Sohu.com, Inc.* (Internet)	1,407	33,768
Sonic Corp.* (Retail)	4,020	96,280
SonicWALL, Inc.* (Internet)	4,422	37,233
SonoSite, Inc.* (Healthcare-Products)	1,206	37,302
Sonus Networks, Inc.* (Telecommunications)	11,859	78,151
Sotheby’s (Commercial Services)	2,613	81,055
Southwest Bancorp, Inc. (Banks)	3,216	89,598
Southwest Gas Corp. (Water)	3,618	49,784
Spartan Stores, Inc. (Food)	3,015	63,104
Spartech Corp. (Chemicals)	2,412	63,243
Spherion Corp.* (Commercial Services)	4,221	31,362
Spirit Finance Corp. (REIT)	7,035	87,726
SPSS, Inc.* (Software)	1,206	36,264
SRA International, Inc.—Class A* (Computers)	1,809	48,373
Stage Stores, Inc. (Retail)	1,608	48,867
Stamps.com, Inc.* (Internet)	1,206	18,995
Standex International Corp. (Miscellaneous Manufacturing)	2,211	66,617
Stepan Co. (Chemicals)	1,809	57,291
STERIS Corp. (Healthcare-Products)	3,015	75,888
Sterling Bancorp (Banks)	3,216	63,355
Sterling Bancshares, Inc. (Banks)	6,952	90,515
Sterling Financial Corp.—Spokane (Savings & Loans)	2,211	74,754
Steven Madden, Ltd. (Apparel)	1,407	49,372
Stone Energy Corp.* (Oil & Gas)	1,206	42,632
Strategic Hotels & Resorts, Inc. (REIT)	3,819	83,216
Strayer Education, Inc. (Commercial Services)	603	63,948
Sun-Times Media Group, Inc.—Class A (Media)	7,035	34,542
Sunrise Assisted Living, Inc.* (Healthcare-Services)	2,010	61,747
Sunstone Hotel Investors, Inc. (REIT)	3,015	80,591
Superior Essex, Inc.* (Electrical Components & Equipment)	1,407	46,783
SVB Financial Group* (Banks)	2,010	93,706
Swift Energy Co.* (Oil & Gas)	1,407	63,048
SWS Group, Inc. (Diversified Financial Services)	2,010	71,757
Sybase, Inc.* (Software)	3,819	94,329
Sycamore Networks, Inc.* (Telecommunications)	11,256	42,323
Sykes Enterprises, Inc.* (Computers)	2,211	39,002
Symyx Technologies, Inc.* (Chemicals)	2,211	47,735
Synagro Technologies, Inc. (Environmental Control)	10,452	46,198
Take-Two Interactive Software, Inc.* (Software)	3,618	64,256
TALX Corp. (Computers)	1,809	49,657
Tanger Factory Outlet Centers, Inc. (REIT)	2,412	94,261
Technitrol, Inc. (Electronics)	2,412	57,623
Tekelec* (Telecommunications)	3,417	50,674
Teledyne Technologies, Inc.* (Aerospace/Defense)	1,809	72,595
Telik, Inc.* (Biotechnology)	3,216	14,247
Tempur-Pedic International, Inc.* (Home Furnishings)	2,814	57,574
Tenneco Automotive, Inc.* (Auto Parts & Equipment)	2,211	54,656
Tessera Technologies, Inc.* (Semiconductors)	2,412	97,300
Tetra Tech, Inc.* (Environmental Control)	3,216	58,177
Texas Industries, Inc. (Building Materials)	1,005	64,551
Texas Roadhouse, Inc.—Class A* (Retail)	3,618	47,975
The BISYS Group, Inc.* (Computers)	5,427	70,063
The Cato Corp.—Class A (Retail)	2,010	46,049
The Children’s Place Retail Stores, Inc.* (Retail)	1,005	63,838
The Commerce Group, Inc. (Insurance)	2,814	83,717
The Finish Line, Inc.—Class A (Retail)	2,814	40,184

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

The Genlyte Group, Inc.* (Building Materials)	1,206	$94,201
The Geo Group, Inc.* (Commercial Services)	1,809	67,874
The Gymboree Corp.* (Apparel)	1,608	61,361
The Hain Celestial Group, Inc.* (Food)	2,010	62,732
The Medicines Co.* (Pharmaceuticals)	3,015	95,635
The Men’s Wearhouse, Inc. (Retail)	2,010	76,903
The Mills Corp. (REIT)	2,613	52,260
The Nautilus Group, Inc. (Leisure Time)	2,412	33,768
The Pantry, Inc.* (Retail)	1,005	47,074
The Phoenix Cos., Inc. (Insurance)	5,427	86,235
The Standard Register Co. (Household Products/Wares)	3,819	45,828
The Steak n Shake Co.* (Retail)	3,015	53,064
The Stride Rite Corp. (Apparel)	4,422	66,684
The Timberland Co.—Class A* (Apparel)	2,412	76,171
The Topps Co., Inc. (Toys/Games/Hobbies)	6,231	55,456
The TriZetto Group, Inc.* (Internet)	3,216	59,078
The Ultimate Software Group, Inc.* (Software)	1,809	42,077
The Warnaco Group, Inc.* (Apparel)	2,613	66,318
Thoratec Corp.* (Healthcare-Products)	2,814	49,470
THQ, Inc.* (Software)	2,814	91,511
Tibco Software, Inc.* (Internet)	9,648	91,077
Time Warner Telecom, Inc.—Class A* (Telecommunications)	3,618	72,107
Transaction Systems Architect, Inc.* (Software)	1,608	52,373
Tredegar Corp. (Miscellaneous Manufacturing)	2,814	63,625
TreeHouse Foods, Inc.* (Food)	2,010	62,712
Triarc Cos., Inc. (Retail)	4,422	88,440
Trico Marine Services, Inc.* (Oil & Gas Services)	1,608	61,602
Trident Microsystems, Inc.* (Software)	2,814	51,159
TriQuint Semiconductor, Inc.* (Semiconductors)	9,648	43,416
Trump Entertainment Resorts, Inc.* (Lodging)	2,211	40,329
Trustreet Properties, Inc. (REIT)	4,422	74,511
TTM Technologies, Inc.* (Electronics)	2,613	29,605
Tupperware Corp. (Household Products/Wares)	3,417	77,257
Tween Brands, Inc.* (Retail)	1,407	56,182
Tyler Technologies, Inc.* (Computers)	4,020	56,521
U-Store-It Trust (REIT)	3,216	66,089
UAP Holding Corp. (Chemicals)	2,814	70,857
UCBH Holdings, Inc. (Banks)	5,226	91,769
Umpqua Holdings Corp. (Banks)	3,417	100,562
Under Armour, Inc.—Class A* (Retail)	1,005	50,702
United Fire & Casualty Co. (Insurance)	1,608	56,682
United Natural Foods, Inc.* (Food)	2,010	72,200
United Online, Inc. (Internet)	3,819	50,716
United Stationers, Inc.* (Distribution/Wholesale)	1,407	65,692
United Surgical Partners International, Inc.* (Healthcare-Services)	2,010	56,984
United Therapeutics Corp.* (Pharmaceuticals)	1,005	54,642
Universal Compression Holdings, Inc.* (Oil & Gas Services)	1,206	74,905
Universal Corp. (Agriculture)	1,608	78,808
Universal Forest Products, Inc. (Building Materials)	804	37,482
USA Mobility, Inc. (Telecommunications)	1,809	40,467
USEC, Inc.* (Mining)	4,422	56,248
UTStarcom, Inc.* (Telecommunications)	6,231	54,521
Vail Resorts, Inc.* (Entertainment)	1,608	72,071
Valassis Communications, Inc.* (Commercial Services)	2,412	34,974
Valeant Pharmaceuticals International (Pharmaceuticals)	4,221	72,770
Valmont Industries, Inc. (Metal Fabricate/Hardware)	1,005	55,767
ValueClick, Inc.* (Internet)	4,623	109,241
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	2,412	109,795
Varian, Inc.* (Electronics)	1,608	72,022
Veeco Instruments, Inc.* (Semiconductors)	1,809	33,883
Ventana Medical Systems, Inc.* (Healthcare-Products)	1,407	60,543
Veritas DGC, Inc.* (Oil & Gas Services)	1,608	137,692
ViaSat, Inc.* (Telecommunications)	1,608	47,934
Viasys Healthcare, Inc.* (Healthcare-Products)	1,809	50,326
Virginia Commerce Bancorp, Inc.* (Banks)	2,613	51,946
Visteon Corp.* (Auto Parts & Equipment)	6,432	54,543
W Holding Co., Inc. (Banks)	8,241	49,116
W-H Energy Services, Inc.* (Oil & Gas Services)	1,407	68,507
W.R. Grace & Co.* (Chemicals)	3,417	67,657
Wabtec Corp. (Machinery-Diversified)	2,211	67,170
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	4,422	120,986
Warren Resources, Inc.* (Oil & Gas)	3,417	40,047
Washington Group International, Inc.* (Engineering & Construction)	1,206	72,107
Watsco, Inc. (Distribution/Wholesale)	1,206	56,875
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	2,010	90,751
WebEx Communications, Inc.* (Internet)	1,809	63,116
webMethods, Inc.* (Internet)	4,020	29,587
Websense, Inc.* (Internet)	2,412	55,066
West Pharmaceutical Services, Inc. (Healthcare-Products)	1,608	82,378
Westamerica Bancorp (Banks)	2,211	111,943
Westar Energy, Inc. (Electric)	4,221	109,577
Whiting Petroleum Corp.* (Oil & Gas)	1,608	74,933
Wilshire Bancorp, Inc. (Banks)	3,216	61,008
Wind River Systems, Inc.* (Software)	4,020	41,205
Winnebago Industries, Inc. (Home Builders)	1,809	59,534
Winston Hotels, Inc. (REIT)	6,633	87,887
Wintrust Financial Corp. (Banks)	1,608	77,216
Witness Systems, Inc.* (Software)	2,010	35,235
WMS Industries, Inc.* (Leisure Time)	1,608	56,055
Wolverine World Wide, Inc. (Apparel)	2,814	80,255
World Acceptance Corp.* (Diversified Financial Services)	1,407	66,059
World Fuel Services Corp. (Retail)	1,407	62,555
Worthington Industries, Inc. (Metal Fabricate/Hardware)	3,417	60,549
Wright Express Corp.* (Commercial Services)	2,010	62,652
Wright Medical Group, Inc.* (Healthcare-Products)	2,211	51,472
Yankee Candle Co., Inc. (Household Products/Wares)	2,010	68,903
Zale Corp.* (Retail)	2,412	68,043
Zenith National Insurance Corp. (Insurance)	1,809	84,860
Zoll Medical Corp.* (Healthcare-Products)	1,608	93,650
Zoran Corp.* (Semiconductors)	2,412	35,167
Zymogenetics, Inc.* (Pharmaceuticals)	2,412	37,555

TOTAL COMMON STOCKS (Cost $42,175,549)		47,861,916

Repurchase Agreements (9.0%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $5,283,940 (Collateralized by $5,413,000 Federal National Mortgage Association, 3.25%, 1/15/08, market value $5,386,995)	$5,281,000	5,281,000

TOTAL REPURCHASE AGREEMENTS (Cost $5,281,000)		5,281,000

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2006

Rights/Warrants(NM)
	Shares	Value

OSI Pharmaceuticals, Inc. (Pharmaceuticals)	149	$9
Affordable Residential Properties (REIT)	3,696	3,265

TOTAL RIGHTS/WARRANTS (Cost $0)		3,274

TOTAL INVESTMENT SECURITIES (Cost $47,456,549)—90.8%		53,146,190
Net other assets (liabilities)—9.2%		5,415,791

NET ASSETS—100.0%		$58,561,981

*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
REIT	Real Estate Investment Trust
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $49,575,000)	125	$(600,563)

Futures Contracts Sold
E-Mini Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $33,076,440)	417	236,708

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/07	$3,397,892	$(44,110)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/07	49,071,585	(682,356)

ProFund VP UltraSmall-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.2%
Aerospace/Defense	1.1%
Aerospace/Defense Equipment	0.1%
Agriculture	0.3%
Airlines	0.5%
Apparel	1.5%
Auto Manufacturers	0.2%
Auto Parts & Equipment	0.9%
Banks	5.7%
Beverages	0.2%
Biotechnology	1.8%
Building Materials	0.8%
Chemicals	1.4%
Coal	0.1%
Commercial Services	4.7%
Computers	2.6%
Distribution/Wholesale	0.9%
Diversified Financial Services	1.9%
Electric	1.7%
Electrical Components & Equipment	0.8%
Electronics	1.7%
Energy-Alternate Sources	0.2%
Engineering & Construction	0.6%
Entertainment	0.7%
Environmental Control	0.3%
Food	1.0%
Forest Products & Paper	0.3%
Gas	0.2%
Hand/Machine Tools	0.2%
Healthcare-Products	3.1%
Healthcare-Services	1.4%
Home Builders	0.6%
Home Furnishings	0.4%
Household Products/Wares	0.7%
Insurance	1.6%
Internet	3.1%
Investment Companies	0.4%
Iron/Steel	0.7%
Leisure Time	0.6%
Lodging	0.4%
Machinery-Construction & Mining	0.2%
Machinery-Diversified	0.9%
Media	1.4%
Metal Fabricate/Hardware	0.6%
Mining	0.6%
Miscellaneous Manufacturing	1.2%
Office Furnishings	0.2%
Office/Business Equipment	0.1%
Oil & Gas	2.3%
Oil & Gas Services	1.6%
Packaging & Containers	0.3%
Pharmaceuticals	2.8%
Real Estate Investment Trust	5.2%
Retail	5.4%
Savings & Loans	1.2%
Semiconductors	2.8%
Software	3.1%
Storage/Warehousing	0.1%
Telecommunications	4.2%
Toys/Games/Hobbies	0.3%
Transportation	1.3%
Trucking & Leasing	0.1%
Water	0.3%
Other**	18.2%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $42,175,549)	$47,865,190
Repurchase agreements, at cost	5,281,000

Total Investment Securities	53,146,190
Segregated cash balances with brokers for futures contracts	547,747
Segregated cash balances with custodian for swap agreements	1,119,000
Dividends and interest receivable	72,513
Receivable for investments sold	8,329,820
Receivable for capital shares issued	1,940,473
Prepaid expenses	293

Total Assets	65,156,036

Liabilities:
Cash overdraft	941,541
Payable for capital shares redeemed	4,646,687
Unrealized loss on swap agreements	726,466
Variation margin on futures contracts	164,655
Advisory fees payable	48,804
Management services fees payable	6,507
Administration fees payable	1,842
Administrative services fees payable	19,091
Distribution fees payable	18,746
Trustee fees payable	11
Transfer agency fees payable	1,788
Fund accounting fees payable	3,007
Compliance services fees payable	1,178
Other accrued expenses	13,732

Total Liabilities	6,594,055

Net Assets	$58,561,981

Net Assets consist of:
Capital	$68,726,461
Accumulated net investment income (loss)	511,925
Accumulated net realized gains (losses) on investments	(15,275,725)
Net unrealized appreciation (depreciation) on investments	4,599,320

Net Assets	$58,561,981

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,161,195

Net Asset Value (offering and redemption price per share)	$27.10

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$1,127,373
Dividends	441,124

Total Investment Income	1,568,497

Expenses:
Advisory fees	468,350
Management services fees	93,671
Administration fees	19,203
Transfer agency fees	17,296
Administrative services fees	224,279
Distribution fees	156,136
Custody fees	31,503
Fund accounting fees	29,743
Trustee fees	785
Compliance services fees	1,354
Other fees	31,710
Recoupment of prior expenses reimbursed by the Advisor	2,794

Total Gross Expenses before reductions	1,076,824
Less Expenses reduced by the Advisor	(20,190)
Less Expenses reduced by the Administrator	(62)

Total Net Expenses	1,056,572

Net Investment Income (Loss)	511,925

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	1,986,121
Net realized gains (losses) on futures contracts	1,930,486
Net realized gains (losses) on swap agreements	2,689,336
Change in net unrealized appreciation/depreciation on investments	2,969,925

Net Realized and Unrealized Gains (Losses) on Investments	9,575,868

Change in Net Assets Resulting from Operations	$10,087,793

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap
Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$511,925	$16,868
Net realized gains (losses) on investments	6,605,943	(4,650,591)
Change in net unrealized appreciation/depreciation on investments	2,969,925	(7,942,727)

Change in net assets resulting from operations	10,087,793	(12,576,450)

Distributions to Shareholders From:
Net investment income	(16,868)	—
Net realized gains on investments	—	(18,433,522)

Change in net assets resulting from distributions	(16,868)	(18,433,522)

Capital Transactions:
Proceeds from shares issued	1,139,768,109	589,308,982
Dividends reinvested	16,868	18,433,522
Value of shares redeemed	(1,131,477,918)	(710,394,934)

Change in net assets resulting from capital transactions	8,307,059	(102,652,430)

Change in net assets	18,377,984	(133,662,402)
Net Assets:
Beginning of period	40,183,997	173,846,399

End of period	$58,561,981	$40,183,997

Accumulated net investment income (loss)	$511,925	$16,868

Share Transactions:
Issued	46,096,866	21,871,019
Reinvested	709	867,052
Redeemed	(45,804,331)	(26,523,716)

Change in shares	293,244	(3,785,645)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$21.51	$30.75	$29.20	$14.64	$25.51

Investment Activities:
Net investment income (loss)(a)	0.20	0.01	(0.21)	(0.14)	(0.16)
Net realized and unrealized gains (losses) on investments	5.40	(0.18)	8.39	14.70	(10.71)

Total income (loss) from investment activities	5.60	(0.17)	8.18	14.56	(10.87)

Distributions to Shareholders From:
Net investment income	(0.01)	—	—	—	—
Net realized gains on investments	—	(9.07)	(6.63)	—	—

Total distributions	(0.01)	(9.07)	(6.63)	—	—

Net Asset Value, End of Period	$27.10	$21.51	$30.75	$29.20	$14.64

Total Return	26.05%	(0.21)%	31.07%	99.45%	(42.61)%
Ratios to Average Net Assets:
Gross expenses	1.72%	1.91%	1.94%	2.00%	2.15%
Net expenses	1.69%	1.91%	1.94%	1.98%	1.98%
Net investment income (loss)	0.82%	0.03%	(0.68)%	(0.66)%	(0.78)%
Supplemental Data:
Net assets, end of period (000’s)	$58,562	$40,184	$173,846	$88,165	$30,561
Portfolio turnover rate(b)	208%	539%	481%	572%	1,511%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP UltraOTC

The ProFund VP UltraOTC seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the NASDAQ-100 Index®. For the year ended December 31, 2006, the Fund had a total return of 4.93%, compared to a total return of 7.30%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Cisco Systems (+59.64%), Starbucks (+18.02%), and Apple Computer (+18.01%), while the bottom three performers in this group were Yahoo! (–34.81%), eBay (–30.43%), and Amgen (–13.38%.) Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraOTC from October 18, 1999 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06
	1 Year	5 Year	Since Inception (10/18/99)
ProFund VP UltraOTC	4.93%	(6.22)%	(23.68)%
NASDAQ-100 Index	7.30%	2.49%	(3.81)%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP UltraOTC

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP UltraOTC seeks daily investment results, before fees and expenses that correspond to twice the daily performance of the NASDAQ-100 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	81.4%
Futures Contracts	40.8%
Swap Agreements	77.8%

Total Exposure	200.0%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NASDAQ-100 Index - Composition
% of Index

Technology	40.3%
Communications	30.2%
Consumer Cyclical	14.9%
Consumer Non-Cyclical	11.1%
Industrial	3.0%
Basic Materials	0.3%
Energy	0.2%

PROFUNDS VP ProFund VP UltraOTC	Schedule of Portfolio Investments December 31, 2006

Common Stocks (81.4%)
	Shares	Value

Activision, Inc.* (Software)	10,010	$172,572
Adobe Systems, Inc.* (Software)	22,792	937,207
Akamai Technologies, Inc.* (Internet)	6,006	319,039
Altera Corp.* (Semiconductors)	20,328	400,055
Amazon.com, Inc.* (Internet)	10,934	431,456
American Eagle Outfitters, Inc. (Retail)	9,240	288,380
American Power Conversion Corp. (Electrical Components & Equipment)	7,700	235,543
Amgen, Inc.* (Biotechnology)	21,714	1,483,283
Amylin Pharmaceuticals, Inc.* (Pharmaceuticals)	5,082	183,308
Apollo Group, Inc.—Class A* (Commercial Services)	6,930	270,062
Apple Computer, Inc.* (Computers)	47,432	4,024,130
Applied Materials, Inc. (Semiconductors)	28,644	528,482
Autodesk, Inc.* (Software)	9,548	386,312
BEA Systems, Inc.* (Software)	14,476	182,108
Bed Bath & Beyond, Inc.* (Retail)	15,246	580,873
Biogen Idec, Inc.* (Biotechnology)	14,630	719,650
Biomet, Inc. (Healthcare-Products)	13,090	540,224
Broadcom Corp.—Class A* (Semiconductors)	17,094	552,306
C.H. Robinson Worldwide, Inc. (Transportation)	6,622	270,774
Cadence Design Systems, Inc.* (Computers)	11,550	206,861
CDW Corp. (Distribution/Wholesale)	3,234	227,415
Celgene Corp.* (Biotechnology)	14,938	859,383
Check Point Software Technologies, Ltd.*ADR (Internet)	9,394	205,916
CheckFree Corp.* (Internet)	3,388	136,062
Cintas Corp. (Textiles)	7,700	305,767
Cisco Systems, Inc.* (Telecommunications)	86,548	2,365,357
Citrix Systems, Inc.* (Software)	8,624	233,279
Cognizant Technology Solutions Corp.* (Computers)	5,544	427,775
Comcast Corp.—Special Class A* (Media)	38,192	1,616,668
Comverse Technology, Inc.* (Telecommunications)	8,316	175,551
Costco Wholesale Corp. (Retail)	9,702	512,945
Dell, Inc.* (Computers)	33,418	838,458
DENTSPLY International, Inc. (Healthcare-Products)	5,852	174,682
Discovery Holding Co.—Class A* (Media)	9,548	153,627
eBay, Inc.* (Internet)	41,426	1,245,680
EchoStar Communications Corp.—Class A* (Media)	8,470	322,114
Electronic Arts, Inc.* (Software)	12,474	628,191
Expedia, Inc.* (Internet)	13,090	274,628
Expeditors International of Washington, Inc. (Transportation)	8,316	336,798
Express Scripts, Inc.* (Pharmaceuticals)	4,774	341,818
Fastenal Co. (Distribution/Wholesale)	5,698	204,444
Fiserv, Inc.* (Software)	8,624	452,070
Flextronics International, Ltd.*ADR (Electronics)	25,102	288,171
Garmin, Ltd.ADR (Electronics)	8,008	445,725
Genzyme Corp.* (Biotechnology)	13,090	806,082
Gilead Sciences, Inc.* (Pharmaceuticals)	18,018	1,169,909
Google, Inc.—Class A* (Internet)	5,390	2,481,987
IAC/InterActiveCorp* (Internet)	12,166	452,089
Infosys Technologies, Ltd.ADR (Software)	4,466	243,665
Intel Corp. (Semiconductors)	80,542	1,630,975
Intuit, Inc.* (Software)	17,556	535,634
Intuitive Surgical, Inc.* (Healthcare-Products)	1,540	147,686
Joy Global, Inc. (Machinery-Construction & Mining)	4,620	223,331
Juniper Networks, Inc.* (Telecommunications)	14,784	280,009
KLA-Tencor Corp. (Semiconductors)	9,548	475,013
Lam Research Corp.* (Semiconductors)	5,852	296,228
Lamar Advertising Co.* (Advertising)	3,234	211,471
Level 3 Communications, Inc.* (Telecommunications)	45,738	256,133
Liberty Global, Inc.—Class A* (Media)	8,316	242,411
Liberty Media Holding Corp.—Interactive Series A* (Internet)	24,178	521,519
Linear Technology Corp. (Semiconductors)	16,016	485,605
Marvell Technology Group, Ltd.*ADR (Semiconductors)	22,330	428,513
Maxim Integrated Products, Inc. (Semiconductors)	17,864	546,996
MedImmune, Inc.* (Biotechnology)	10,164	329,009
Microchip Technology, Inc. (Semiconductors)	7,084	231,647
Microsoft Corp. (Software)	135,058	4,032,833
Millicom International Cellular SA*ADR (Telecommunications)	3,850	237,314
Monster Worldwide, Inc.* (Internet)	5,236	244,207
Network Appliance, Inc.* (Computers)	15,554	610,961
NII Holdings, Inc.—Class B* (Telecommunications)	6,006	387,027
NTL, Inc. (Telecommunications)	14,168	357,600
NVIDIA Corp.* (Semiconductors)	13,860	512,959
Oracle Corp.* (Software)	86,394	1,480,793
PACCAR, Inc. (Auto Manufacturers)	11,088	719,611
Patterson Cos., Inc.* (Healthcare-Products)	5,390	191,399
Patterson-UTI Energy, Inc. (Oil & Gas)	6,468	150,252
Paychex, Inc. (Commercial Services)	14,476	572,381
Petsmart, Inc. (Retail)	5,544	160,000
Qualcomm, Inc. (Telecommunications)	79,618	3,008,763
Research In Motion, Ltd.*ADR (Computers)	7,392	944,550

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraOTC	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Ross Stores, Inc. (Retail)	5,544	$162,439
SanDisk Corp.* (Computers)	8,316	357,837
Sears Holdings Corp.* (Retail)	6,468	1,086,171
Sepracor, Inc.* (Pharmaceuticals)	4,312	265,533
Sigma-Aldrich Corp. (Chemicals)	2,464	191,502
Sirius Satellite Radio, Inc.* (Media)	60,830	215,338
Staples, Inc. (Retail)	19,404	518,087
Starbucks Corp.* (Retail)	41,888	1,483,673
Sun Microsystems, Inc.* (Computers)	61,138	331,368
Symantec Corp.* (Internet)	39,116	815,569
Telefonaktiebolaget LM EricssonADR (Telecommunications)	4,004	161,081
Tellabs, Inc.* (Telecommunications)	10,010	102,703
Teva Pharmaceutical Industries, Ltd.ADR (Pharmaceuticals)	24,178	751,452
VeriSign, Inc.* (Internet)	9,086	218,518
Vertex Pharmaceuticals, Inc.* (Biotechnology)	5,236	195,931
Whole Foods Market, Inc. (Food)	5,390	252,953
Wynn Resorts, Ltd. (Lodging)	4,466	419,134
Xilinx, Inc. (Semiconductors)	17,864	425,342
XM Satellite Radio Holdings, Inc.—Class A* (Media)	12,628	182,475
Yahoo!, Inc.* (Internet)	26,026	664,704

TOTAL COMMON STOCKS
(Cost $40,898,785)		59,893,521

Repurchase Agreements (9.7%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $7,149,978 (Collateralized by $7,242,000 of various U.S. Government Agency Obligations, 3.00% - 5.875%, 4/15/07-3/21/11, market value $7,290,566)	$7,146,000	7,146,000

TOTAL REPURCHASE AGREEMENTS
(Cost $7,146,000)		7,146,000

TOTAL INVESTMENTS SECURITIES
(Cost $48,044,785)—91.1%		67,039,521
Net other assets (liabilities)—8.9%		6,584,713

NET ASSETS—100.0%		$73,624,234

*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
ADR	American Depositary Receipt

Futures Contracts Purchased
	Contracts	Unrealized Appreciation (Depreciation)

NASDAQ Futures Contract expiring March 2007 (Underlying face amount at value $29,997,500).	169	$(155,161)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 1/29/07	$35,736,771	$(143,261)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 1/29/07	21,541,655	(86,356)

ProFund VP UltraOTC invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.3%
Auto Manufacturers	1.0%
Biotechnology	6.0%
Chemicals	0.3%
Commercial Services	1.1%
Computers	10.5%
Distribution/Wholesale	0.6%
Electrical Components & Equipment	0.3%
Electronics	1.0%
Food	0.3%
Healthcare-Products	1.4%
Internet	10.9%
Lodging	0.6%
Machinery-Construction & Mining	0.3%
Media	3.7%
Oil & Gas	0.2%
Pharmaceuticals	3.7%
Retail	6.5%
Semiconductors	8.8%
Software	12.7%
Telecommunications	10.0%
Textiles	0.4%
Transportation	0.8%
Other**	18.6%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraOTC

Statement of Assets and Liabilities
December 31, 2006

Assets:
Scurities, at value (cost $40,898,785)	$59,893,521
Repurchase agreements, at cost	7,146,000

Total Investment Securities	67,039,521
Cash	12,464
Segregated cash balances with brokers for futures contracts	1,857,953
Dividends and interest receivable	51,054
Receivable for capital shares issued	7,347,100
Prepaid expenses	323

Total Assets	76,308,415

Liabilities:
Payable for capital shares redeemed	2,300,224
Unrealized loss on swap agreements	229,617
Variation margin on futures contracts	11,648
Advisory fees payable	61,946
Management services fees payable	8,259
Administration fees payable	1,943
Administrative services fees payable	20,989
Distribution fees payable	19,479
Trustee fees payable	12
Transfer agency fees payable	1,884
Fund accounting fees payable	2,795
Compliance services fees payable	1,310
Other accrued expenses	24,075

Total Liabilities	2,684,181

Net Assets	$73,624,234

Net Assets consist of:
Capital	$121,429,703
Accumulated net realized gains (losses) on investments	(66,415,427)
Net unrealized appreciation (depreciation) on investments	18,609,958

Net Assets	$73,624,234

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,511,559

Net Asset Value (offering and redemption price per share)	$20.97

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$652,288
Dividends	295,979

Total Investment Income	948,267

Expenses:
Advisory fees	540,077
Management services fees	108,016
Administration fees	22,195
Transfer agency fees	21,451
Administrative services fees	274,815
Distribution fees	180,162
Custody fees	32,322
Fund accounting fees	31,739
Trustee fees	936
Compliance services fees	1,610
Other fees	33,440
Recoupment of prior expenses reimbursed by the Advisor	14,677

Total Gross Expenses before reductions	1,261,440
Less Expenses reduced by the Advisor	(21,714)
Less Expenses reduced by the Administrator	(9)

Total Net Expenses	1,239,717

Net Investment Income (Loss)	(291,450)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	7,347,834
Net realized gains (losses) on futures contracts	(2,063,461)
Net realized gains (losses) on swap agreements	(404,371)
Change in net unrealized appreciation/depreciation on investments	(3,872,938)

Net Realized and Unrealized Gains (Losses) on Investments	1,007,064

Change in Net Assets Resulting from Operations	$715,614

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraOTC
Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(291,450)	$(754,213)
Net realized gains (losses) on investments	4,880,002	(2,722,971)
Change in net unrealized appreciation/depreciation on investments	(3,872,938)	(10,997,905)

Change in net assets resulting from operations	715,614	(14,475,089)

Distributions to Shareholders From:
Net realized gains on investments	(27,392,163)	(7,090,790)

Change in net assets resulting from distributions	(27,392,163)	(7,090,790)

Capital Transactions:
Proceeds from shares issued	1,040,212,186	540,386,163
Dividends reinvested	27,392,163	7,090,790
Value of shares redeemed	(1,066,652,424)	(578,182,068)

Change in net assets resulting from capital transactions	951,925	(30,705,115)

Change in net assets	(25,724,624)	(52,270,994)
Net Assets:
Beginning of period	99,348,858	151,619,852

End of period	$73,624,234	$99,348,858

Share Transactions:
Issued	33,460,290	189,620,146
Reinvested	1,481,458	2,355,740
Redeemed	(33,807,453)	(238,849,007)

Change in shares	1,134,295	(46,873,121)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraOTC
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated(a).
	For the		For the	For the	For the	For the
	year ended		year ended	year ended	year ended	year ended
	December 31, 2006		December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$41.79		$46.20	$45.60	$22.50	$72.45

Investment Activities:
Net investment income (loss)(b)	(0.13)		(0.36)	(0.30)	(0.60)	(0.60)
Net realized and unrealized gains (losses) on investments	(0.53	)(c)	(1.15)	6.00	23.70	(49.35)

Total income (loss) from investment activities	(0.66)		(1.51)	5.70	23.10	(49.95)

Distributions to Shareholders From:
Net realized gains on investments	(20.16)		(2.90)	(5.10)	—	—

Net Asset Value, End of Period	$20.97		$41.79	$46.20	$45.60	$22.50

Total Return	4.93%		(3.75)%	14.10%	102.67%	(68.94)%

Ratios to Average Net Assets:
Gross expenses	1.75%		1.85%	1.88%	1.97%	2.08%
Net expenses	1.72%		1.85%	1.88%	1.94%	1.98%
Net investment income (loss)	(0.40)%		(0.83)%	(0.61)%	(1.59)%	(1.64)%

Supplemental Data:
Net assets, end of period (000’s)	$73,624		$99,349	$151,620	$114,077	$53,188
Portfolio turnover rate(d)	1,176%		437%	504%	768%	982%

(a)	Adjusted for 1:15 reverse stock split that occurred on December 16, 2005.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Portfolio turnover rate is calculated without regard to instrument shaving a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Bear

The ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the S&P 500® Index. For the year ended December 31, 2006, the Fund had a total return of –7.50%, compared to a total return of 15.80%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were ExxonMobil (+39.07%), Bank of America (+20.69%), and Altria Group (+19.87%), while the bottom three performers in this group were American International Group (+6.05%), General Electric (+9.35%), and Johnson & Johnson (+12.44%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bear from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (1/22/01)

ProFund VP Bear	(7.50)%	(5.70)%	(2.28)%

S&P 500 Index	15.80%	6.19%	2.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Bear

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Bear seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the S&P 500 Index.
Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(38.9)%
Swap Agreements	(60.8)%
Options	NM

Total Exposure	(99.7)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM  Not meaningful, amount is less than 0.05%.

S&P 500 Index - Composition
% of Index

Financial	22.1%
Consumer Non-Cyclical	20.0%
Communications	11.6%
Industrial	11.1%
Technology	10.6%
Energy	9.9%
Consumer Cyclical	8.3%
Utilities	3.5%
Basic Materials	2.9%

PROFUNDS VP ProFund VP Bear	Schedule of Portfolio Investments December 31, 2006

U.S. Government Agency Obligations (78.0%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$5,732,000	$5,731,267
Federal Farm Credit Bank, 4.60%, 1/2/07+	5,732,000	5,731,267
Federal Home Loan Bank, 4.60%, 1/2/07+	5,732,000	5,731,268
Federal National Mortgage Association, 4.60%, 1/2/07+	5,732,000	5,731,268

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $22,925,070)		22,925,070

Repurchase Agreements (19.5%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $5,730,188 (Collateralized by $5,810,000 of various U.S. Government Agency Obligations, 3.25% - 5.875%, 1/15/08-3/21/11, market value $5,843,472)	5,727,000	5,727,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,727,000)		5,727,000

Options Purchased(NM)
	Contracts

S&P 500 Futures Call Option 1750 expiring March 2007	100	1,025

TOTAL OPTIONS PURCHASED
(Cost $1,649)		1,025

TOTAL INVESTMENT SECURITIES
(Cost $28,653,719)—97.5%		28,653,095
Net other assets (liabilities)—2.5%		731,951

NET ASSETS—100.0%		$29,385,046

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $2,140,125)	30	$(12,513)

Futures Contracts Sold
S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $13,556,500)	38	(7,715)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/07	$(11,549,551)	$72,283
Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/07	(6,326,171)	39,592

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bear
Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (Cost $22,926,719)	$22,926,095
Repurchase agreements, at cost	5,727,000

Total Investment Securities	28,653,095
Segregated cash balances with brokers for futures contracts	595,358
Segregated cash balances with custodian for swap agreements	537
Interest receivable	2,391
Receivable for capital shares issued	80,898
Unrealized gain on swap agreements	111,875
Variation margin on futures contracts	53,871
Prepaid expenses	222

Total Assets	29,498,247

Liabilities:
Cash overdraft	55,717
Payable for capital shares redeemed	686
Advisory fees payable	19,821
Management services fees payable	2,643
Administration fees payable	787
Administrative services fees payable	9,527
Distribution fees payable	7,037
Trustee fees payable	5
Transfer agency fees payable	763
Fund accounting fees payable	1,111
Compliance services fees payable	877
Other accrued expenses	14,227

Total Liabilities	113,201

Net Assets	$29,385,046

Net Assets consist of:
Capital	$77,658,933
Accumulated net investment income (loss)	1,685,377
Accumulated net realized gains (losses) on investments	(50,050,287)
Net unrealized appreciation (depreciation) on investments	91,023

Net Assets	$29,385,046

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,139,774

Net Asset Value (offering and redemption price per share)	$25.78

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$2,570,783

Expenses:
Advisory fees	390,566
Management services fees	78,114
Administration fees	16,198
Transfer agency fees	15,427
Administrative services fees	199,001
Distribution fees	130,257
Custody fees	19,822
Fund accounting fees	22,302
Trustee fees	667
Compliance services fees	1,081
Other fees	30,459

Total Gross Expenses before reductions	903,894
Less Expenses reduced by the Advisor	(18,360)
Less Expenses reduced by the Administrator	(128)

Total Net Expenses	885,406

Net Investment Income (Loss)	1,685,377

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(12,788)
Net realized gains (losses) on futures contracts	(3,251,570)
Net realized gains (losses) on swap agreements	(3,990,519)
Change in net unrealized appreciation/depreciation on investments	(345,445)

Net Realized and Unrealized Gains (Losses) on Investments	(7,600,322)

Change in Net Assets Resulting from Operations	$(5,914,945)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bear

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$1,685,377	$917,468
Net realized gains (losses) on investments	(7,254,877)	(3,378,290)
Change in net unrealized appreciation/depreciation on investments	(345,445)	642,471

Change in net assets resulting from operations	(5,914,945)	(1,818,351)

Distributions to Shareholders From:
Net investment income	(917,468)	—-

Change in net assets resulting from distributions	(917,468)	—-

Capital Transactions:
Proceeds from shares issued	468,050,933	609,806,114
Dividends reinvested	917,468	—-
Value of shares redeemed	(483,563,372)	(588,061,833)

Change in net assets resulting from capital transactions	(14,594,971)	21,744,281

Change in net assets	(21,427,384)	19,925,930
Net Assets:
Beginning of period	50,812,430	30,886,500

End of period	$29,385,046	$50,812,430

Accumulated net investment income (loss)	$1,685,377	$917,468

Share Transactions:
Issued	16,793,256	21,006,244
Reinvested	33,743	—-
Redeemed	(17,487,930)	(20,284,962)

Change in shares	(660,931)	721,282

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bear

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$28.22	$28.61	$31.89	$42.29	$35.07

Investment Activities:
Net investment income (loss)(a)	0.89	0.39	(0.22)	(0.36)	(0.23)
Net realized and unrealized gains (losses) on investments	(2.99)	(0.78)	(3.06)	(10.04)	7.53

Total income (loss) from investment activities	(2.10)	(0.39)	(3.28)	(10.40)	7.30

Distributions to Shareholders From:
Net investment income	(0.34)	—	—	—	(0.08)

Net Asset Value, End of Period	$25.78	$28.22	$28.61	$31.89	$42.29

Total Return	(7.50)%	(1.36)%	(10.29)%	(24.59)%	20.82%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.86%	1.90%	1.98%	2.03%
Net expenses	1.70%	1.86%	1.90%	1.98%	1.98%
Net investment income (loss)	3.24%	1.36%	(0.70)%	(0.96)%	(0.57)%

Supplemental Data:
Net assets, end of period (000’s)	$29,385	$50,812	$30,887	$54,301	$77,938
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Short Mid-Cap

The ProFund VP Short Mid-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the S&P MidCap 400® Index. For the year ended December 31, 2006, the Fund had a total return of –3.64%, compared to a total return of 10.32%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Precision Castparts (+51.40%), Noble Energy (+22.48%), and Expeditors International Washington (+20.54%), while the worst performer in this group was Chico’s FAS (–52.90%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Mid-Cap from November 22, 2004 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (11/22/04)

ProFund VP Short Mid-Cap	(3.64)%	(7.54)%

S&P MidCap 400 Index	10.32%	13.47%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The return of the index reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Short Mid-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Short Mid-Cap seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the S&P MidCap 400 Index.
Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(57.5)%
Swap Agreements	(42.1)%
Options	NM

Total Exposure	(99.6)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM   Not meaningful, amount is less than 0.05%.

S&P MidCap 400 Index - Composition
% of Index

Financial	17.8%
Consumer Non-Cyclical	17.4%
Industrial	15.5%
Consumer Cyclical	15.1%
Technology	9.2%
Energy	8.5%
Utilities	6.9%
Communications	5.2%
Basic Materials	4.0%
Diversified	0.4%

PROFUNDS VP ProFund VP Short Mid-Cap	Schedule of Portfolio Investments December 31, 2006

U.S. Government Agency Obligations (50.9%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$663,000	$662,915
Federal Farm Credit Bank, 4.60%, 1/2/07+	663,000	662,916
Federal Home Loan Bank, 4.60%, 1/2/07+	663,000	662,915
Federal National Mortgage Association, 4.60%, 1/2/07+	663,000	662,915

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,651,661)		2,651,661

Repurchase Agreements (12.7%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $663,369 (Collateralized by $648,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $677,788)	663,000	663,000

TOTAL REPURCHASE AGREEMENTS
(Cost $663,000)		663,000

Options Purchased(NM)
	Contracts

S&P MidCap 400 Futures Call Option 1100 expiring February 2007	30	570

TOTAL OPTIONS PURCHASED
(Cost $870)		570

TOTAL INVESTMENT SECURITIES
(Cost $3,315,531)—63.6%		3,315,231
Net other assets (liabilities)—36.4%		1,894,610

NET ASSETS—100.0%		$5,209,841

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Sold
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini S&P MidCap 400 Futures Contract expiring March 2007 (Underlying face amount at value $566,300)	7	$865
S&P MidCap 400 Futures Contract expiring March 2007 (Underlying face amount at value $2,427,000)	6	46,476

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 1/29/07	$(1,371,998)	$15,942
Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 1/29/07
	(821,810)	9,549

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Short Mid-Cap

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $2,652,531)	$2,652,231
Repurchase agreements, at cost	663,000

Total Investment Securities	3,315,231
Segregated cash balances with brokers for futures contracts	57,316
Segregated cash balances with custodian for swap agreements	593
Interest receivable	277
Receivable for capital shares issued	1,815,638
Unrealized gain on swap agreements	25,491
Variation margin on futures contracts	14,041
Receivable from Advisor	188
Prepaid expenses	12

Total Assets	5,228,787

Liabilities:
Cash overdraft	12,917
Administration fees payable	109
Administrative services fees payable	1,278
Distribution fees payable	961
Trustee fees payable	1
Transfer agency fees payable	106
Fund accounting fees payable	154
Compliance services fees payable	172
Other accrued expenses	3,248

Total Liabilities	18,946

Net Assets	$5,209,841

Net Assets consist of:
Capital	$7,866,997
Accumulated net investment income (loss)	257,064
Accumulated net realized gains (losses) on investments	(2,986,752)
Net unrealized appreciation (depreciation) on investments	72,532

Net Assets	$5,209,841

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	205,267

Net Asset Value (offering and redemption price per share)	$25.38

Statement of Operations
For the year ended December 31, 2006
Investment Income:
Interest	$381,108

Expenses:
Advisory fees	55,770
Management services fees	11,154
Administration fees	2,355
Transfer agency fees	2,864
Administrative services fees	26,769
Distribution fees	18,639
Custody fees	9,756
Fund accounting fees	3,262
Trustee fees	105
Compliance services fees	185
Other fees	4,147

Total Gross Expenses before reductions	135,006
Less Expenses reduced by the Advisor	(10,962)

Total Net Expenses	124,044

Net Investment Income (Loss)	257,064

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(2,985)
Net realized gains (losses) on futures contracts	(1,000,262)
Net realized gains (losses) on swap agreements	(1,314,182)
Change in net unrealized appreciation/depreciation on investments	64,580

Net Realized and Unrealized Gains (Losses) on Investments	(2,252,849)

Change in Net Assets Resulting from Operations	$(1,995,785)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Short Mid-Cap

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$257,064	$50,953
Net realized gains (losses) on investments	(2,317,429)	(641,421)
Change in net unrealized appreciation/depreciation on investments	64,580	11,306

Change in net assets resulting from operations	(1,995,785)	(579,162)

Distributions to Shareholders From:
Net investment income	(50,953)	(126)

Change in net assets resulting from distributions	(50,953)	(126)

Capital Transactions:
Proceeds from shares issued	95,120,493	99,485,831
Dividends reinvested	50,953	126
Value of shares redeemed	(92,104,903)	(95,353,299)

Change in net assets resulting from capital transactions	3,066,543	4,132,658

Change in net assets	1,019,805	3,553,370
Net Assets:
Beginning of period	4,190,036	636,666

End of period	$5,209,841	$4,190,036

Accumulated net investment income (loss)	$257,064	$50,953

Share Transactions:
Issued	3,603,016	3,493,011
Reinvested	1,913	5
Redeemed	(3,558,443)	(3,356,075)

Change in shares	46,486	136,941

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Short Mid-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the period
	year ended	year ended	November 22, 2004(a) through
	December 31, 2006	December 31, 2005	December 31, 2004

Net Asset Value, Beginning of Period	$26.39	$29.15	$30.00

Investment Activities:
Net investment income (loss)(b)	0.91	0.40	—	(c)
Net realized and unrealized gains (losses) on investments	(1.87)	(3.16)	(0.85)

Total income (loss) from investment activities	(0.96)	(2.76)	(0.85)

Distributions to Shareholders From:
Net investment income	(0.05)	— (c)	—

Net Asset Value, End of Period	$25.38	$26.39	$29.15

Total Return	(3.64)%	(9.46)%	(2.83	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	1.82%	2.28%	3.86%
Net expenses(e)	1.67%	1.98%	1.98%
Net investment income (loss)(e)	3.46%	1.40%	0.03%
Supplemental Data:
Net assets, end of period (000’s)	$5,210	$4,190	$637
Portfolio turnover rate(f)	—	—	—	(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Short Small-Cap

The ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Russell 2000® Index. For the year ended December 31, 2006, the Fund had a total return of –11.73%, compared to a total return of 18.44%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Varian Semiconductor (+55.43%), ValueClick (+30.48%), and Hologic (+24.68%), while the bottom three performers in this group were MicroSemi (–28.96%), United Stationers (–3.73%), and UCBH Holdings (–1.12%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Small-Cap from September 3, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (9/3/02)

ProFund VP Short Small-Cap	(11.73)%	(15.24)%

Russell 2000 Index	18.44%	19.94%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The return of the index reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Short Small-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the Russell 2000 Index.
Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(63.2)%
Swap Agreements	(36.6)%
Options	NM

Total Exposure	(99.8)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.05%.
Russell 2000 Index - Composition
% of Index

Financial	22.0%
Consumer Non-Cyclical	19.3%
Consumer Cyclical	14.3%
Industrial	12.9%
Communications	9.8%
Technology	9.8%
Energy	5.0%
Basic Materials	3.8%
Utilities	3.0%
Diversified	0.1%

PROFUNDS VP ProFund VP Short Small-Cap	Schedule of Portfolio Investments December 31, 2006

U.S. Government Agency Obligations (76.4%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$2,493,000	$2,492,682
Federal Farm Credit Bank, 4.60%, 1/2/07+	2,493,000	2,492,682
Federal Home Loan Bank, 4.60%, 1/2/07+	2,493,000	2,492,681
Federal National Mortgage Association, 4.60%, 1/2/07+	2,493,000	2,492,681

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,970,726)		9,970,726

Repurchase Agreements (19.1%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $2,489,385 (Collateralized by $2,487,000 of various U.S. Government Agency Obligations, 5.25% - 5.875%, 4/15/07-3/21/11, market value $2,539,532)	2,488,000	2,488,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,488,000)		2,488,000

Options Purchased(NM)
	Contracts

Russell 2000 Futures Call Option 1100 expiring January 2007	100	800
Russell 2000 Futures Call Option 1100 expiring February 2007	50	950

TOTAL OPTIONS PURCHASED (Cost $4,425)		1,750

TOTAL INVESTMENT SECURITIES (Cost $12,463,151)—95.5%		12,460,476
Net other assets (liabilities)—4.5%		591,679

NET ASSETS—100.0%		$13,052,155

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Sold
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $317,280)	4	$200
Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $7,932,000)	20	95,910

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/07	$(597)	$8
Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/07	(4,774,631)	61,847

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Short Small-Cap

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $9,975,151)	$9,972,476
Repurchase agreements, at cost	2,488,000

Total Investment Securities	12,460,476
Segregated cash balances with brokers for futures contracts	407,477
Segregated cash balances with custodian for swap agreements	564
Interest receivable	1,039
Receivable for capital shares issued	937,827
Unrealized gain on swap agreements	61,855
Variation margin on futures contracts	81,626
Prepaid expenses	37

Total Assets	13,950,901

Liabilities:
Cash overdraft	81,043
Payable for capital shares redeemed	786,556
Advisory fees payable	8,538
Management services fees payable	1,139
Administration fees payable	430
Administrative services fees payable	4,809
Distribution fees payable	5,173
Trustee fees payable	3
Transfer agency fees payable	417
Fund accounting fees payable	607
Compliance services fees payable	665
Other accrued expenses	9,366

Total Liabilities	898,746

Net Assets	$13,052,155

Net Assets consist of:
Capital	$19,515,178
Accumulated net investment income (loss)	1,250,161
Accumulated net realized gains (losses) on investments	(7,868,474)
Net unrealized appreciation (depreciation) on investments	155,290

Net Assets	$13,052,155

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	895,233

Net Asset Value (offering and redemption price per share)	$14.58

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$1,827,499

Expenses:
Advisory fees	266,697
Management services fees	53,340
Administration fees	11,110
Transfer agency fees	10,124
Administrative services fees	119,472
Distribution fees	88,903
Custody fees	12,202
Fund accounting fees	15,483
Trustee fees	405
Compliance services fees	695
Other fees	15,230

Total Gross Expenses before reductions	593,661
Less Expenses reduced by the Advisor	(16,296)
Less Expenses reduced by the Administrator	(27)

Total Net Expenses	577,338

Net Investment Income (Loss)	1,250,161

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(21,016)
Net realized gains (losses) on futures contracts	(3,603,275)
Net realized gains (losses) on swap agreements	(3,719,732)
Change in net unrealized appreciation/depreciation on investments	94,691

Net Realized and Unrealized Gains (Losses) on Investments	(7,249,332)

Change in Net Assets Resulting from Operations	$(5,999,171)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Short Small-Cap

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$1,250,161	$284,372
Net realized gains (losses) on investments	(7,344,023)	(550,642)
Change in net unrealized appreciation/depreciation on investments	94,691	195,249

Change in net assets resulting from operations	(5,999,171)	(71,021)

Distributions to Shareholders From:
Net investment income	(284,372)	—

Change in net assets resulting from distributions	(284,372)	—

Capital Transactions:
Proceeds from shares issued	762,477,311	350,123,788
Dividends reinvested	284,372	—
Value of shares redeemed	(752,619,018)	(347,793,412)

Change in net assets resulting from capital transactions	10,142,665	2,330,376

Change in net assets	3,859,122	2,259,355
Net Assets:
Beginning of period	9,193,033	6,933,678

End of period	$13,052,155	$9,193,033

Accumulated net investment income (loss)	$1,250,161	$284,372

Share Transactions:
Issued	48,792,089	20,040,498
Reinvested	18,335	—
Redeemed	(48,468,287)	(19,892,414)

Change in shares	342,137	148,084

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Short Small-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	September 3, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$16.62	$17.12	$18.82	$28.74	$30.00

Investment Activities:
Net investment income (loss)(b)	0.56	0.23	(0.11)	(0.20)	(0.02)
Net realized and unrealized gains (losses) on investments	(2.50)	(0.73)	(1.59)	(9.72)	(1.24)

Total income (loss) from investment activities	(1.94)	(0.50)	(1.70)	(9.92)	(1.26)

Distributions to Shareholders From:
Net investment income	(0.10)	—	—	—	—

Net Asset Value, End of Period	$14.58	$16.62	$17.12	$18.82	$28.74

Total Return	(11.73)%	(2.92)%	(9.03)%	(34.52)%	(4.20	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.67%	1.90%	2.28%	2.71%	1.73%
Net expenses(d)	1.62%	1.90%	1.98%	1.98%	1.73%
Net investment income (loss)(d)	3.52%	1.36%	(0.62)%	(0.80)%	(0.23)%

Supplemental Data:
Net assets, end of period (000’s)	$13,052	$9,193	$6,934	$125	$2,173
Portfolio turnover rate(e)	—	—	—	—	—	(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Short Dow 30

The ProFund VP Short Dow 30 seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Dow Jones Industrial Average (DJIA.) For the period from fund inception, May 1, 2006, through December 31, 2006, the Fund had a total return of -6.00%, compared to a total return of 11.66%1 for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The Dow Jones Industrial Average is a price-weighted index maintained by editors of The Wall Street Journal. The DJIA includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represents the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire index is reviewed.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were ExxonMobil (+22.52%), Altria Group (+22.37%), and International Business Machines (+19.43%), while the bottom three performers in this group were Caterpillar (–18.20%), 3M (–6.66%), and United Technologies (+0.59%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Dow 30 from May 1, 2006 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Aggregate Total Return as of 12/31/06

Since Inception (5/1/06)
ProFund VP Short Dow 30	(6.00)%
Dow Jones Industrial Average	11.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The return of the index reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Short Dow 30

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Short Dow 30 seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the Dow Jones Industrial Average (DJIA).

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(30.8)%
Swap Agreements	(69.7)%
Options	NM

Total Exposure	(100.5)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.05%.

Dow Jones Industrial Average - Composition
% of Index

Industrial	23.9%
Consumer Non-Cyclical	21.5%
Financial	15.2%
Technology	12.1%
Consumer Cyclical	10.4%
Communications	6.9%
Basic Materials	5.1%
Energy	4.9%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Short Dow 30	December 31, 2006

U.S. Government Agency Obligations (78.7%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$40,000	$ 39,995
Federal Farm Credit Bank, 4.60%, 1/2/07+	40,000	39,994
Federal Home Loan Bank, 4.60%, 1/2/07+	40,000	39,995
Federal National Mortgage Association, 4.60%, 1/2/07+	40,000	39,995

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $159,979)		159,979

Repurchase Agreements (19.6%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $40,022 (Collateralized by $40,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $41,839)	40,000	40,000

TOTAL REPURCHASE AGREEMENTS
(Cost $40,000)		40,000

Options Purchased(NM)
	Contracts

E-Mini Dow Jones Futures Call Option 16000 expiring February 2007	5	38

TOTAL OPTIONS PURCHASED
(Cost $67)		38

TOTAL INVESTMENT SECURITIES
(Cost $200,046)—98.3%		200,017
Net other assets (liabilities)—1.7%		3,358

NET ASSETS—100.0%		$ 203,575

+      All or a portion of this securiry is held in a segregated account for the benifit of swap counterparties in the event if default.
NM   Not meaningful, amount is less than 0.05%.

Futures Contracts Sold
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini Dow Jones Futures Contract expiring March 2007 (Underlying face amount at value $62,680)	1	$(609)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Dow Jones Industrial Average expiring 1/29/07	$(141,900)	$580

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Short Dow 30

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $160,046)	$160,017
Repurchase agreements, at cost	40,000

Total Investment Securities	200,017
Cash	484
Segregated cash balances with brokers for futures contracts	2,606
Segregated cash balances with custodian for swap agreements	70
Interest receivable	17
Unrealized gain on swap agreements	580
Variation margin on futures contracts	195
Receivable from Advisor	1,281

Total Assets	205,250

Liabilities:
Administration fees payable	7
Distribution fees payable	506
Trustee fees payable	5
Transfer agency fees payable	7
Fund accounting fees payable	10
Compliance services fees payable	9
Other accrued expenses	1,131

Total Liabilities	1,675

Net Assets	$203,575

Net Assets consist of:
Capital	$293,229
Accumulated net investment income (loss)	17,458
Accumulated net realized gains (losses) on investments	(107,054)
Net unrealized appreciation (depreciation) on investments	(58)

Net Assets	$203,575

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	7,217

Net Asset Value (offering and redemption price per share)	$28.21

Statement of Operations
For the Period May 1, 2006(a) through December 31, 2006

Investment Income:
Interest	$25,079

Expenses:
Advisory fees	3,590
Management services fees	718
Administration fees	82
Transfer agency fees	75
Distribution fees	1,197
Custody fees	4,491
Fund accounting fees	108
Trustee fees	5
Compliance services fees	9
Other fees	471

Total Gross Expenses before reductions	10,746
Less Expenses reduced by the Advisor	(2,943)

Total Net Expenses	7,803

Net Investment Income (Loss)	17,276

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(245)
Net realized gains (losses) on futures contracts	(905)
Net realized gains (losses) on swap agreements	(105,904)
Change in net unrealized appreciation/depreciation on investments	(58)

Net Realized and Unrealized Gains (Losses) on Investments	(107,112)

Change in Net Assets Resulting from Operations	$(89,836)

(a) Commencement of operations
See accompanying notes to the financial statements.

155

PROFUNDS VP ProFund VP Short Dow 30

Statement of Changes in Net Assets
For the period
May 1, 2006(a) through
December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$17,276
Net realized gains (losses) on investments	(107,054)
Change in net unrealized appreciation/depreciation on investments	(58)

Change in net assets resulting from operations	(89,836)

Capital Transactions:
Proceeds from shares issued	2,180,884
Value of shares redeemed	(1,887,473)

Change in net assets resulting from capital transactions	293,411

Change in net assets	203,575
Net Assets:
Beginning of period	—

End of period	$203,575

Accumulated net investment income (loss)	$17,458

Share Transactions:
Issued	71,036
Redeemed	(63,819)

Change in shares	7,217

(a) Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Short Dow 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
	For the period
	May 1, 2006(a) through
	December 31, 2006

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.72
Net realized and unrealized gains (losses) on investments	(2.51)

Total income (loss) from investment activities	(1.79)

Net Asset Value, End of Period	$28.21

Total Return	(6.00	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.25%
Net expenses(d)	1.63%
Net investment income (loss)(d)	3.61%

Supplemental Data:
Net assets, end of period (000’s)	$204
Portfolio turnover rate(e)	—	(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Short OTC

The ProFund VP Short OTC seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the NASDAQ-100 Index®. For the year ended December 31, 2006, the Fund had a total return of -1.31%, compared to a total return of 7.30%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Cisco Systems (+59.64%), Starbucks (+18.02%), and Apple Computer (+18.01%), while the bottom three performers in this group were Yahoo! (-34.81%), eBay (-30.43%), and Amgen (-13.38%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short OTC from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06
	1 Year	Since Inception (5/1/02)
ProFund VP Short OTC	(1.31)%	(9.83)%
NASDAQ-100 Index	7.30%	7.58%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Short OTC

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Short OTC seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the NASDAQ-100 Index.

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(38.6)%
Swap Agreements	(61.5)%
Options	NM

Total Exposure	(100.1)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.05%.

NASDAQ-100 Index - Composition
% of Index

Technology	40.3%
Communications	30.2%
Consumer Cyclical	14.9%
Consumer Non-Cyclical	11.1%
Industrial	3.0%
Basic Materials	0.3%
Energy	0.2%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Short OTC	December 31, 2006

U.S. Government Agency Obligations (67.6%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$4,038,000	$ 4,037,484
Federal Farm Credit Bank, 4.60%, 1/2/07+	4,038,000	4,037,484
Federal Home Loan Bank, 4.60%, 1/2/07+	4,038,000	4,037,484
Federal National Mortgage Association, 4.60%, 1/2/07+	4,038,000	4,037,484

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $16,149,136)		16,149,936

Repurchase Agreements (16.9%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $4,028,241 (Collateralized by $4,064,000 of various Federal Home Loan Mortgage Corp. Securities, 4.75%—5.875%, 11/3/09-3/21/11, market value $4,108,860)	4,026,000	4,026,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,026,000)		4,026,000

Options Purchased(NM)
	Contracts

NASDAQ Futures Call Option 2600 expiring January 2007	200	320

TOTAL OPTIONS PURCHASED
(Cost $1,900)		320

TOTAL INVESTMENT SECURITIES
(Cost $20,177,836)—84.5%		20,176,256
Net other assets (liabilities)—15.5%		3,722,032

NET ASSETS—100.0%		$23,898,288

Futures Contracts Sold
		Unrealized
		Appreciation
	Contracts	(Depreciation)

NASDAQ Futures Contract expiring March 2007 (Underlying face amount at value $9,230,000)	52	$158,642

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 1/29/07	$(7,881,478)	$31,442
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 1/29/07	(6,795,273)	27,108

+      All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM   Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Short OTC

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $16,151,836)	$16,150,256
Repurchase agreements, at cost	4,026,000

Total Investment Securities	20,176,256
Segregated cash balances with brokers for futures contracts	550,719
Segregated cash balances with custodian for swap agreements	1,640
Interest receivable	8,831
Receivable for capital shares issued	3,156,735
Unrealized gain on swap agreements	58,550
Variation margin on futures contracts	3,031
Prepaid expenses	214

Total Assets	23,955,976

Liabilities:
Cash overdraft	1,444
Advisory fees payable	18,546
Management services fees payable	2,473
Administration fees payable	812
Administrative services fees payable	9,334
Distribution fees payable	7,285
Trustee fees payable	5
Transfer agency fees payable	786
Fund accounting fees payable	1,146
Compliance services fees payable	1,000
Other accrued expenses	14,857

Total Liabilities	57,688

Net Assets	$23,898,288

Net Assets consist of:
Capital	$67,394,109
Accumulated net investment income (loss)	1,955,739
Accumulated net realized gains (losses) on investments	(45,667,172)
Net unrealized appreciation (depreciation) on investments	215,612

Net Assets	$23,898,288

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,314,489

Net Asset Value (offering and redemption price per share)	$18.18

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$2,928,759

Expenses:
Advisory fees	439,761
Management services fees	87,953
Administration fees	18,240
Transfer agency fees	17,572
Administrative services fees	218,600
Distribution fees	146,672
Custody fees	15,758
Fund accounting fees	25,360
Trustee fees	786
Compliance services fees	1,192
Other fees	27,542

Total Gross Expenses before reductions	999,436
Less Expenses reduced by the Advisor	(26,407)
Less Expenses reduced by the Administrator	(9)

Total Net Expenses	973,020

Net Investment Income (Loss)	1,955,739

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(13,776)
Net realized gains (losses) on futures contracts	(1,164,784)
Net realized gains (losses) on swap agreements	(2,092,742)
Change in net unrealized appreciation/depreciation on investments	(380,556)

Net Realized and Unrealized Gains (Losses) on Investments	(3,651,858)

Change in Net Assets Resulting from Operations	$(1,696,119)

See accompanying notes to the financial statements.

160

PROFUNDS VP
ProFund VP Short OTC

Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the year ended December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$1,955,739	$502,444
Net realized gains (losses) on investments	(3,271,302)	(2,617,723)
Change in net unrealized appreciation/depreciation on investments	(380,556)	713,826

Change in net assets resulting from operations	(1,696,119)	(1,401,453)

Distributions to Shareholders From:
Net investment income	(502,444)	—

Change in net assets resulting from distributions	(502,444)	—

Capital Transactions:
Proceeds from shares issued	795,451,001	484,518,618
Dividends reinvested	502,444	—
Value of shares redeemed	(801,444,403)	(467,742,119)

Change in net assets resulting from capital transactions	(5,490,958)	16,776,499

Change in net assets	(7,689,521)	15,375,046
Net Assets:
Beginning of period	31,587,809	16,212,763

End of period	$23,898,288	$31,587,809

Accumulated net investment income (loss)	$1,955,739	$502,444

Share Transactions:
Issued	41,330,393	24,844,229
Reinvested	26,210	—
Redeemed	(41,743,995)	(24,023,098)

Change in shares	(387,392)	821,131

See accompanying notes to the financial statements.

161

PROFUNDS VP
ProFund VP Short OTC

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 1, 2002 (a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$18.56	$18.41	$20.71	$33.37	$30.00

Investment Activities:
Net investment income (loss)(b)	0.64	0.23	(0.13)	(0.24)	(0.09)
Net realized and unrealized gains (losses) on investments	(0.88)	(0.08)	(2.17)	(12.21)	3.46

Total income (loss) from investment activities	(0.24)	0.15	(2.30)	(12.45)	3.37

Distributions to Shareholders From:
Net investment income	(0.14)	—	—	(0.21)	—

Net Asset Value, End of Period	$18.18	$18.56	$18.41	$20.71	$33.37

Total Return	(1.31)%	0.81	(11.11)%	(37.31)%	11.23	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.70%	1.85%	1.86%	1.99%	1.96%
Net expenses(d)	1.66%	1.85%	1.86%	1.98%	1.96%
Net investment income (loss)(d)	3.34%	1.21%	(0.62)%	(0.93)%	(0.39)%
Supplemental Data:
Net assets, end of period (000’s)	$23,898	$31,588	$16,213	$31,524	$14,030
Portfolio turnover rate(e)	—	—	—	—	—	(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

162

ProFund VP UltraShort Dow 30

The ProFund VP UltraShort Dow 30 seeks daily investment results, before fees and expenses, that correspond to twice the inverse of the daily performance of the Dow Jones Industrial Average (DJIA.) For the period from fund inception, September 14, 2006, through December 31, 2006, the Fund had a total return of -12.60%, compared to a total return of 8.82%1 for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to twice the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice the inverse of the Index. The Dow Jones Industrial Average is a price-weighted index maintained by editors of The Wall Street Journal. The DJIA includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represents the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire index is reviewed.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were ExxonMobil (+18.93%), Boeing (+18.85%), and International Business Machines (+18.18%), while the bottom three performers in this group were Caterpillar (–5.97%), United Technologies (–0.36%), and Johnson & Johnson (+4.18%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index. Additionally, since this fund is leveraged, this inverse effect was magnified.

[As the ProFund VP UltraShort Dow 30 does not have more than six months of operating results a line graph of a $10,000 investment or total return table are not presented.]

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP UltraShort Dow 30

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP UltraShort Dow 30 seeks daily investment results, before fees and expenses that correspond to twice the inverse of the daily performance of the Dow Jones Industrial Average (DJIA).

Market Exposure
Investment Type	% of Net Assets

Swap Agreements	(199.1)%
Options	NM

Total Exposure	(199.1)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.05%.
Dow Jones Industrial Average - Composition
% of Index

Industrial	23.9%
Consumer Non-Cyclical	21.5%
Financial	15.2%
Technology	12.1%
Consumer Cyclical	10.4%
Communications	6.9%
Basic Materials	5.1%
Energy	4.9%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP UltraShort Dow 30	December 31, 2006

U.S. Government Agency Obligations (80.1%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$35,000	$34,995
Federal Farm Credit Bank, 4.60%, 1/2/07+	35,000	34,995
Federal Home Loan Bank, 4.60%, 1/2/07+	35,000	34,996
Federal National Mortgage Association 4.60%, 1/2/07+	35,000	34,996

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $139,982)		139,982

Repurchase Agreements (18.3%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $32,018 (Collateralized by $32,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $33,471)	32,000	32,000

TOTAL REPURCHASE AGREEMENTS
(Cost $32,000)		32,000

Options Purchased(NM)
	Contracts

E-Mini Dow Jones Futures Call Option 16000 expiring February 2007	5	38

TOTAL OPTIONS PURCHASED
(Cost $68)		38

TOTAL INVESTMENT SECURITIES
(Cost $172,050)—98.4%		172,020
Net other assets (liabilities)—1.6%		2,812

NET ASSETS—100.0%		$174,832

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM	Not meaningful, amount is less than 0.05%.

Swap Agreements
	Notional Amount at Value	Unrealized Gain (Loss)

Equity Index Swap Agreement based on Dow Jones Industrial Average expiring 1/29/07	$(348,078)	$1,423

See accompanying notes to the financial statements.

164

PROFUNDS VP
ProFund VP UltraShort Dow 30

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $140,050)	$140,020
Repurchase agreements, at cost	32,000

Total Investment Securities	172,020
Cash	397
Segregated cash balances with custodian for swap agreements	41
Interest receivable	13
Unrealized gain on swap agreements	1,423
Receivable from Advisor	1,986

Total Assets	175,880

Liabilities:
Administration fees payable	2
Distribution fees payable	115
Transfer agency fees payable	2
Fund accounting fees payable	3
Compliance services fees payable	3
Other accrued expenses	923

Total Liabilities	1,048

Net Assets	$174,832

Net Assets consist of:
Capital	$199,543
Accumulated net investment income (loss)	2,465
Accumulated net realized gains (losses) on investments	(28,569)
Net unrealized appreciation (depreciation) on investments	1,393

Net Assets	$174,832

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	6,667

Net Asset Value (offering and redemption price per share)	$26.22

Statement of Operations
For the period September 14, 2006(a) through December 31, 2006

Investment Income:
Interest	$2,897

Expenses:
Advisory fees	409
Management services fees	82
Administration fees	3
Transfer agency fees	2
Distribution fees	136
Custody fees	1,878
Fund accounting fees	3
Trustee fees	1
Compliance services fees	3
Printing and mailing fees	326
Registration fees	117
Other fees	82

Total Gross Expenses before reductions	3,042
Less Expenses reduced by the Advisor	(2,142)
Less Fees paid indirectly	(11)

Total Net Expenses	889

Net Investment Income (Loss)	2,008

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(135)
Net realized gains (losses) on swap agreements	(28,434)
Change in net unrealized appreciation/depreciation on investments	1,393

Net Realized and Unrealized Gains (Losses) on Investments	(27,176)

Change in Net Assets Resulting from Operations	$(25,168)

(a)	Commencement of operations

See accompanying notes to the financial statements.

165

PROFUNDS VP
ProFund VP UltraShort Dow 30

Statement of Changes in Net Assets
For the period
September 14, 2006(a)
through
December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$2,008
Net realized gains (losses) on investments	(28,569)
Change in net unrealized appreciation/depreciation on investments	1,393

Change in net assets resulting from operations	(25,168)

Capital Transactions:
Proceeds from shares issued	200,000

Change in net assets resulting from capital transactions	200,000

Change in net assets	174,832
Net Assets:
Beginning of period	–
End of period	$174,832

Accumulated net investment income (loss)	$2,465

Share Transactions:
Issued	6,667

Change in shares	6,667

(a)	Commencement of operations

PROFUNDS VP
ProFund VP UltraShort Dow 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
	For the period
	September 14, 2006(a) through
	December 31, 2006

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.30
Net realized and unrealized gains (losses) on investments	(4.08)

Total income (loss) from investment activities	(3.78)

Net Asset Value, End of Period	$26.22

Total Return	(12.60	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	5.58%
Net expenses(d)	1.65	%(e)
Net investment income (loss)(d)	3.68%

Supplemental Data:
Net assets, end of period (000’s)	175
Portfolio turnover rate(f)	—	(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the period September 14, 2006 through December 31, 2006.
(f)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

167

ProFund VP UltraShort OTC

The ProFund VP UltraShort Dow 30 seeks daily investment results, before fees and expenses, that correspond to twice the inverse of the daily performance of the NASDAQ-100 Index®. For the period from fund inception, September 14, 2006, through December 31, 2006, the Fund had a total return of –12.03%, compared to a total return of 8.20%1 for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to twice the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice the inverse of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Comcast (+23.16%), Cisco Systems (+20.40%), and Apple Computer (+14.39%), while the bottom three performers in this group were Amgen (–1.81%), Qualcomm (+1.90%), and Intel (+2.88%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index. Additionally, since this fund is leveraged, this inverse effect was magnified.

[As the ProFund VP UltraShort OTC does not have more than six months of operating results a line graph of a $10,000 investment or total return table are not presented.]

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP UltraShort OTC

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP UltraShort OTC seeks daily investment results, before fees and expenses that correspond to twice the inverse of the daily performance of the NASDAQ-100 Index.
Market Exposure
Investment Type	% of Net Assets

Swap Agreements	(196.5)%
Options	NM

Total Exposure	(196.5)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM	Not meaningful, amount is less than 0.05%.

NASDAQ-100 Index - Composition
% of Index

Technology	40.3%
Communications	30.2%
Consumer Cyclical	14.9%
Consumer Non-Cyclical	11.1%
Industrial	3.0%
Basic Materials	0.3%
Energy	0.2%

PROFUNDS VP ProFund VP UltraShort OTC	Schedule of Portfolio Investments December 31, 2006

U.S. Government Agency Obligations (79.5%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$35,000	$34,995
Federal Farm Credit Bank, 4.60%, 1/2/07+	35,000	34,995
Federal Home Loan Bank, 4.60%, 1/2/07+	35,000	34,996
Federal National Mortgage Association, 4.60%, 1/2/07+	35,000	34,996

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $139,982)		139,982

Repurchase Agreements (18.8%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $33,018 (Collateralized by $33,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $34,517)	33,000	33,000

TOTAL REPURCHASE AGREEMENTS (Cost $33,000)		33,000

Options Purchased(NM)
	Contracts

NASDAQ Futures Call Option 2600 expiring January 2007	5	8

TOTAL OPTIONS PURCHASED (Cost $45)		8

TOTAL INVESTMENT SECURITIES (Cost $173,027)—98.3%		172,990
Net other assets (liabilities)—1.7%		2,958

NET ASSETS—100.0%		$175,948

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM	Not meaningful, amount is less than 0.05%.

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 1/29//07	$(345,689)	$1,379

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraShort OTC

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $140,027)	$139,990
Repurchase agreements, at cost	33,000

Total Investment Securities	172,990
Cash	691
Segregated cash balances with custodian for swap agreements	41
Interest receivable	14
Unrealized gain on swap agreements	1,379
Receivable from Advisor	1,863

Total Assets	176,978

Liabilities:
Administration fees payable	2
Distribution fees payable	111
Transfer agency fees payable	2
Fund accounting fees payable	3
Compliance services fees payable	3
Other accrued expenses	909

Total Liabilities	1,030

Net Assets	$175,948

Net Assets consist of:
Capital	$199,661
Accumulated net investment income (loss)	2,299
Accumulated net realized gains (losses) on investments	(27,354)
Net unrealized appreciation (depreciation) on investments	1,342

Net Assets	$175,948

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	6,667

Net Asset Value (offering and redemption price per share)	$26.39

Statement of Operations
For the period September 14, 2006(a) through December 31, 2006

Investment Income:
Interest	$2,823

Expenses:
Advisory fees	397
Management services fees	79
Administration fees	3
Transfer agency fees	2
Distribution fees	132
Custody fees	1,894
Fund accounting fees	3
Trustee fees	1
Compliance services fees	3
Printing and mailing fees	327
Other fees	47

Total Gross Expenses before reductions	2,888
Less Expenses reduced by the Advisor	(2,013)
Less Fees paid indirectly	(13)

Total Net Expenses	862

Net Investment Income (Loss)	1,961

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(45)
Net realized gains (losses) on swap agreements	(27,309)
Change in net unrealized appreciation/depreciation on investments	1,342

Net Realized and Unrealized Gains (Losses) on Investments	(26,012)

Change in Net Assets Resulting from Operations	$(24,051)

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraShort OTC

Statement of Changes in Net Assets
For the period
September 14, 2006(a) through
December 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,961
Net realized gains (losses) on investments	(27,354)
Change in net unrealized appreciation/depreciation on investments	1,342

Change in net assets resulting from operations	(24,051)

Capital Transactions:
Proceeds from shares issued	199,999

Change in net assets resulting from capital transactions	199,999

Change in net assets	175,948
Net Assets:
Beginning of period	—

End of period	$175,948

Accumulated net investment income (loss)	$2,299

Share Transactions:
Issued	6,667

Change in shares	6,667

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraShort OTC

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
	For the period
	September 14, 2006(a) through
	December 31, 2006

Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.29
Net realized and unrealized gains (losses) on investments	(3.90)

Total income (loss) from investment activities	(3.61)

Net Asset Value, End of Period	$26.39

Total Return	(12.03	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	5.46%
Net expenses(d)	1.66	%(e)
Net investment income (loss)(d)	3.71%

Supplemental Data:
Net assets, end of period (000’s)	$176
Portfolio turnover rate(f)	—	(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the period September 14, 2006 through December 31, 2006.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments
(including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Banks

The ProFund VP Banks seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Banks Index. For the year ended December 31, 2006, the Fund had a total return of 15.41%, compared to a total return of 17.70%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Banks Index measures the performance of the banking sector of the U.S. equity market. Component companies include regional and major U.S. domiciled banks engaged in a wide range of financial services, including retail banking, loans and money transmissions.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were U.S. Bancorp (+26.92%), Bank of New York (+26.85%), and JPMorgan Chase (+25.60%), while the bottom three performers in this group were BB&T (+8.92%), Washington Mutual (+9.62%), and Wachovia (+12.02%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Banks from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP Banks	15.41%	8.18%

Dow Jones U.S. Banks Index	17.70%	10.75%

S&P 500 Index	15.80%	7.81%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

     The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Banks

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Banks seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Banks Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	94.4%

Total Exposure	94.4%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Banks Index - Composition

The Dow Jones U.S. Banks Index is comprised of a single sector.

PROFUNDS VP ProFund VP Banks	Schedule of Portfolio Investments December 31, 2006

Common Stocks (94.4%)
	Shares	Value

Alabama National BanCorp (Banks)	186	$12,784
Amcore Financial, Inc. (Banks)	186	6,077
Anchor BanCorp Wisconsin, Inc. (Savings & Loans)	186	5,361
Associated Banc-Corp (Banks)	1,116	38,926
Astoria Financial Corp. (Savings & Loans)	837	25,244
BancorpSouth, Inc. (Banks)	651	17,460
Bank of America Corp. (Banks)	41,757	2,229,406
Bank of Hawaii Corp. (Banks)	465	25,087
Bank of New York Co., Inc. (Banks)	6,975	274,606
BB&T Corp. (Banks)	5,022	220,616
BOK Financial Corp. (Banks)	186	10,226
Cathay Bancorp, Inc. (Banks)	372	12,838
Chittenden Corp. (Banks)	465	14,271
Citigroup, Inc. (Diversified Financial Services)	46,128	2,569,330
Citizens Banking Corp. (Banks)	372	9,858
City National Corp. (Banks)	372	26,486
Comerica, Inc. (Banks)	1,488	87,316
Commerce Bancorp, Inc. (Banks)	1,767	62,322
Commerce Bancshares, Inc. (Banks)	651	31,515
Compass Bancshares, Inc. (Banks)	1,209	72,117
Cullen/Frost Bankers, Inc. (Banks)	558	31,148
Dime Community Bancshares, Inc. (Savings & Loans)	279	3,909
Doral Financial Corp. (Diversified Financial Services)	837	2,402
Downey Financial Corp. (Savings & Loans)	186	13,500
East-West Bancorp, Inc. (Banks)	558	19,764
F.N.B. Corp. (Banks)	558	10,195
Fifth Third Bancorp (Banks)	4,371	178,905
First BanCorp. (Banks)	651	6,204
First Community Bancorp—Class A (Banks)	279	14,583
First Horizon National Corp. (Banks)	1,116	46,626
First Midwest Bancorp, Inc. (Banks)	465	17,986
First Niagara Financial Group, Inc. (Savings & Loans)	1,023	15,202
FirstFed Financial Corp.* (Savings & Loans)	186	12,456
FirstMerit Corp. (Banks)	651	15,715
Frontier Financial Corp. (Banks)	465	13,592
Fulton Financial Corp. (Banks)	1,581	26,403
Greater Bay Bancorp (Banks)	465	12,243
Hancock Holding Co. (Banks)	279	14,742
Hudson City Bancorp, Inc. (Savings & Loans)	4,836	67,123
Huntington Bancshares, Inc. (Banks)	2,139	50,801
IndyMac Bancorp, Inc. (Diversified Financial Services)	651	29,399
International Bancshares Corp. (Banks)	465	14,373
J.P. Morgan Chase & Co. (Diversified Financial Services)	32,271	1,558,689
KeyCorp (Banks)	3,720	141,472
Lazard, Ltd.—Class AADR (Diversified Financial Services)	465	22,013
M&T Bank Corp. (Banks)	744	90,887
MAF Bancorp, Inc. (Savings & Loans)	279	12,469
Marshall & Ilsley Corp. (Banks)	2,232	107,382
Mercantile Bankshares Corp. (Banks)	1,209	56,569
National City Corp. (Banks)	5,580	204,005
New York Community Bancorp (Savings & Loans)	2,511	40,427
NewAlliance Bancshares, Inc. (Savings & Loans)	930	15,252
Northern Trust Corp. (Banks)	1,767	107,239
Old National Bancorp (Banks)	558	10,557
Pacific Capital Bancorp (Banks)	465	15,615
Park National Corp. (Banks)	93	9,207
People’s Bank (Savings & Loans)	558	24,898
PFF Bancorp, Inc. (Savings & Loans)	186	6,419
PNC Financial Services Group (Banks)	2,697	199,686
Popular, Inc. (Banks)	2,325	41,734
Provident Bankshares Corp. (Banks)	279	9,932
Provident Financial Services, Inc. (Savings & Loans)	558	10,117
Regions Financial Corp. (Banks)	6,789	253,909
Republic Bancorp, Inc. (Banks)	651	8,762
Sky Financial Group, Inc. (Banks)	1,023	29,196
South Financial Group, Inc. (Banks)	651	17,310
Sovereign Bancorp, Inc. (Savings & Loans)	3,069	77,921
Sterling Bancshares, Inc. (Banks)	744	9,687
SunTrust Banks, Inc. (Banks)	3,255	274,885
Susquehanna Bancshares, Inc. (Banks)	465	12,499
SVB Financial Group* (Banks)	279	13,007
Synovus Financial Corp. (Banks)	2,511	77,414
TCF Financial Corp. (Banks)	1,116	30,601
TD Banknorth, Inc. (Banks)	930	30,020
The Colonial BancGroup, Inc. (Banks)	1,395	35,907
TrustCo Bank Corp. NY (Banks)	651	7,239
Trustmark Corp. (Banks)	465	15,210
U.S. Bancorp (Banks)	16,275	588,992
UCBH Holdings, Inc. (Banks)	837	14,698
Umpqua Holdings Corp. (Banks)	558	16,422
UnionBanCal Corp. (Banks)	465	28,481
United Bankshares, Inc. (Banks)	372	14,378
United Community Banks, Inc. (Banks)	372	12,023

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Banks	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Valley National Bancorp (Banks)	1,116	$29,585
W Holding Co., Inc. (Banks)	1,209	7,206
Wachovia Corp. (Banks)	11,263	641,428
Washington Federal, Inc. (Savings & Loans)	837	19,695
Washington Mutual, Inc. (Savings & Loans)	8,742	397,673
Webster Financial Corp. (Banks)	558	27,186
Wells Fargo & Co. (Banks)	18,095	643,458
Westamerica Bancorp (Banks)	279	14,126
Whitney Holding Corp. (Banks)	651	21,236
Wilmington Trust Corp. (Banks)	651	27,453
Wintrust Financial Corp. (Banks)	279	13,398
Zions Bancorp (Banks)	1,023	84,336

TOTAL COMMON STOCKS
(Cost $9,807,458)		12,549,027

Repurchase Agreements(NM)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $6,003 (Collateralized by $6,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $6,276)	$6,000	6,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,000)		6,000

TOTAL INVESTMENT SECURITIES
(Cost $9,813,458)—94.4%		12,555,027
Net other assets (liabilities)—5.6%		740,511

NET ASSETS—100.0%		$13,295,538

*	Non-income producing security
NM	Not meaningful, amount is less than 0.05%.
ADR	American Depositary Receipt

ProFund VP Banks invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Banks	57.3%
Diversified Financial Services	31.5%
Savings & Loans	5.6%
Other**	5.6%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Banks

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $9,807,458)	$12,549,027
Repurchase agreements, at cost	6,000

Total Investment Securities	12,555,027
Cash	394
Dividends and interest receivable	14,286
Receivable for investments sold	1,054,579
Receivable for capital shares issued	5,728
Prepaid expenses	36

Total Assets	13,630,050

Liabilities:
Payable for capital shares redeemed	316,910
Advisory fees payable	2,430
Management services fees payable	324
Administration fees payable	270
Administrative services fees payable	3,171
Distribution fees payable	2,265
Trustee fees payable	2
Transfer agency fees payable	262
Fund accounting fees payable	431
Compliance services fees payable	330
Other accrued expenses	8,117

Total Liabilities	334,512

Net Assets	$13,295,538

Net Assets consist of:
Capital	$13,142,675
Accumulated net investment income (loss)	300,628
Accumulated net realized gains (losses) on investments	(2,889,334)
Net unrealized appreciation (depreciation) on investments	2,741,569

Net Assets	$13,295,538

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	382,757

Net Asset Value (offering and redemption price per share)	$34.74

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$591,237
Interest	2,344

Total Investment Income	593,581

Expenses:
Advisory fees	129,766
Management services fees	25,953
Administration fees	5,395
Transfer agency fees	5,249
Administrative services fees	65,217
Distribution fees	43,255
Custody fees	16,186
Fund accounting fees	8,202
Trustee fees	205
Compliance services fees	364
Other fees	11,817

Total Gross Expenses before reductions	311,609
Less Expenses reduced by the Advisor	(18,656)

Total Net Expenses	292,953

Net Investment Income (Loss)	300,628

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	847,048
Change in net unrealized appreciation/depreciation on investments	965,286

Net Realized and Unrealized Gains (Losses) on Investments	1,812,334

Change in Net Assets Resulting from Operations	$2,112,962

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Banks

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$300,628	$142,765
Net realized gains (losses) on investments	847,048	(77,597)
Change in net unrealized appreciation/depreciation on investments	965,286	(407,467)

Change in net assets resulting from operations	2,112,962	(342,299)

Distributions to Shareholders From:
Net investment income	(142,765)	(218,031)
Net realized gains on investments	—	(907,240)

Change in net assets resulting from distributions	(142,765)	(1,125,271)

Capital Transactions:
Proceeds from shares issued	67,996,395	73,808,575
Dividends reinvested	142,765	1,125,271
Value of shares redeemed	(68,686,000)	(74,734,574)

Change in net assets resulting from capital transactions	(546,840)	199,272

Change in net assets	1,423,357	(1,268,298)
Net Assets:
Beginning of period	11,872,181	13,140,479

End of period	$13,295,538	$11,872,181

Accumulated net investment income (loss)	$300,628	$142,765

Share Transactions:
Issued	2,124,787	2,202,833
Reinvested	4,347	39,004
Redeemed	(2,138,704)	(2,206,519)

Change in shares	(9,570)	35,318

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Banks

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$30.26	$36.81	$33.11	$25.98	$30.00

Investment Activities:
Net investment income (loss)(b)	0.56	0.56	0.50	0.38	0.19
Net realized and unrealized gains (losses) on investments	4.09	(0.92)	3.39	7.25	(4.21)

Total income (loss) from investment activities	4.65	(0.36)	3.89	7.63	(4.02)

Distributions to Shareholders From:
Net investment income	(0.17)	(1.20)	(0.19)	(0.50)	—
Net realized gains on investments	—	(4.99)	—	—	—

Total distributions	(0.17)	(6.19)	(0.19)	(0.50)	—

Net Asset Value, End of Period	$34.74	$30.26	$36.81	$33.11	$25.98

Total Return	15.41%	(0.15)%	11.77%	29.39%	(13.40	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.80%	2.03%	1.98%	2.30%	2.11%
Net expenses(d)	1.69%	1.98%	1.98%	1.98%	1.98%
Net investment income (loss)(d)	1.74%	1.67%	1.46%	1.30%	1.06%
Supplemental Data:
Net assets, end of period (000’s)	$13,296	$11,872	$13,140	$5,759	$5,782
Portfolio turnover rate(e)	431%	883%	1,003%	1,457%	1,183	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Basic Materials

The ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index. For the year ended December 31, 2006, the Fund had a total return of 15.48%, compared to a total return of 17.63%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Phelps Dodge (+76.27%), Monsanto (+36.71%), and Air Products & Chemicals (+21.17%), while the bottom three performers in this group were Dow Chemical (–5.44%), Alcoa (+3.49%), and International Paper (+4.51%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Basic Materials from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)
ProFund VP Basic Materials	15.48%	8.56%
Dow Jones U.S. Basic Materials Index	17.63%	11.38%
S&P 500 Index	15.80%	7.81%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Basic Materials

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Basic Materials seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.1%

Total Exposure	100.1%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Basic Materials Index - Composition
% of Index

Chemicals	53.8%
Industrial Metals	25.1%
Mining	13.5%
Forestry and Paper	7.6%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Basic Materials	December 31, 2006

Common Stocks (100.1)%
	Shares	Value

Air Products & Chemicals, Inc. (Chemicals)	14,016	$985,044
Airgas, Inc. (Chemicals)	4,599	186,351
AK Steel Holding Corp.* (Iron/Steel)	7,446	125,837
Albemarle Corp. (Chemicals)	2,628	188,690
Alcoa, Inc. (Mining)	58,473	1,754,776
Allegheny Technologies, Inc. (Iron/Steel)	6,351	575,909
Alpha Natural Resources, Inc.* (Coal)	3,504	49,862
Arch Coal, Inc. (Coal)	9,636	289,369
Ashland, Inc. (Chemicals)	3,723	257,557
Avery Dennison Corp. (Household Products/Wares)	6,570	446,300
Bowater, Inc. (Forest Products & Paper)	3,723	83,768
Cabot Corp. (Chemicals)	3,723	162,211
Cambrex Corp. (Biotechnology)	1,752	39,805
Carpenter Technology Corp. (Iron/Steel)	1,752	179,615
Celanese Corp.—Series A (Chemicals)	9,198	238,044
Chaparral Steel Co. (Iron/Steel)	2,847	126,037
Chemtura Corp. (Chemicals)	16,206	156,064
Cleveland-Cliffs, Inc. (Iron/Steel)	2,847	137,909
Coeur d’Alene Mines Corp.* (Mining)	18,615	92,144
Commercial Metals Co. (Metal Fabricate/Hardware)	8,103	209,057
CONSOL Energy, Inc. (Coal)	12,264	394,042
Cytec Industries, Inc. (Chemicals)	2,628	148,508
Du Pont (Chemicals)	61,758	3,008,233
Eastman Chemical Co. (Chemicals)	5,475	324,722
Ecolab, Inc. (Chemicals)	12,264	554,333
Ferro Corp. (Chemicals)	2,847	58,904
FMC Corp. (Chemicals)	2,409	184,409
Foundation Coal Holdings, Inc. (Coal)	3,066	97,376
Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	13,140	732,292
Fuller (H.B.) Co. (Chemicals)	3,942	101,782
Georgia Gulf Corp. (Chemicals)	2,190	42,289
Headwaters, Inc.* (Energy - Alternate Sources)	2,847	68,214
Hercules, Inc.* (Chemicals)	7,665	148,011
Huntsman Corp.* (Chemicals)	6,132	116,324
International Coal Group, Inc.* (Coal)	8,103	44,161
International Flavors & Fragrances, Inc. (Chemicals)	5,475	269,151
International Paper Co. (Forest Products & Paper)	30,441	1,038,038
Kaiser Aluminum Corp.* (Mining)	876	49,038
Lubrizol Corp. (Chemicals)	4,599	230,548
Lyondell Chemical Co. (Chemicals)	15,111	386,388
Macdermid, Inc. (Chemicals)	1,752	59,743
Massey Energy Co. (Coal)	5,037	117,010
Meridian Gold, Inc.*ADR (Mining)	6,789	188,666
Minerals Technologies, Inc. (Chemicals)	1,314	77,250
Monsanto Co. (Agriculture)	36,354	1,909,676
Neenah Paper, Inc. (Forest Products & Paper)	1,095	38,675
Newmont Mining Corp. (Mining)	30,222	1,364,524
Nucor Corp. (Iron/Steel)	18,396	1,005,525
Olin Corp. (Chemicals)	4,818	79,593
OM Group, Inc.* (Chemicals)	1,971	89,247
Oregon Steel Mills, Inc.* (Iron/Steel)	2,409	150,346
Peabody Energy Corp. (Coal)	17,739	716,833
Phelps Dodge Corp. (Mining)	13,578	1,625,559
PPG Industries, Inc. (Chemicals)	11,169	717,161
Praxair, Inc. (Chemicals)	21,900	1,299,328
Reliance Steel & Aluminum Co. (Iron/Steel)	4,161	163,860
Rohm & Haas Co. (Chemicals)	9,417	481,397
RPM, Inc. (Chemicals)	7,884	164,697
RTI International Metals, Inc.* (Mining)	1,533	119,911
Ryerson, Inc. (Iron/Steel)	1,533	38,463
Schulman (A.), Inc. (Chemicals)	1,533	34,109
Sensient Technologies Corp. (Chemicals)	3,066	75,424
Sigma-Aldrich Corp. (Chemicals)	3,723	289,352
Southern Copper Corp. (Mining)	4,818	259,642
Steel Dynamics, Inc. (Iron/Steel)	6,132	198,983
Stillwater Mining Co.* (Mining)	3,066	38,294
The Dow Chemical Co. (Chemicals)	64,824	2,589,072
The Mosaic Co.* (Chemicals)	9,855	210,503
Titanium Metals Corp.* (Mining)	5,475	161,567
Tredegar Corp. (Miscellaneous Manufacturing)	1,752	39,613
United States Steel Corp. (Iron/Steel)	7,884	576,636
USEC, Inc.* (Mining)	5,913	75,213
Valspar Corp. (Chemicals)	6,351	175,542
Wausau-Mosinee Paper Corp. (Forest Products & Paper)	3,285	49,242
Weyerhaeuser Co. (Forest Products & Paper)	15,768	1,114,009
Worthington Industries, Inc. (Metal Fabricate/Hardware)	4,818	85,375

TOTAL COMMON STOCKS
(Cost $22,389,864)		30,661,152

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Basic Materials	December 31, 2006

Repurchase Agreements (0.8%)
	Principal
	Amount	Value

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $240,134 (Collateralized by $235,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $245,803)	$240,000	$240,000

TOTAL REPURCHASE AGREEMENTS
(Cost $240,000)		240,000

TOTAL INVESTMENT SECURITIES
(Cost $22,629,864)—100.9%		30,901,152
Net other assets (liabilities)—(0.9)%		(269,453)

NET ASSETS—100.0%		$30,631,699

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Basic Materials invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Agriculture	6.2%
Biotechnology	0.1%
Chemicals	46.0%
Coal	5.6%
Energy - Alternate Sources	0.2%
Forest Products & Paper	7.6%
Household Products/Wares	1.5%
Iron/Steel	10.7%
Metal Fabricate/Hardware	1.0%
Mining	21.1%
Miscellaneous Manufacturing	0.1%
Other**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Basic Materials

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $22,389,864)	$30,661,152
Repurchase agreements, at cost	240,000

Total Investment Securities	30,901,152
Cash	228
Dividends and interest receivable	51,974
Receivable for investments sold	279,936
Prepaid expenses	112

Total Assets	31,233,402

Liabilities:
Payable for capital shares redeemed	548,497
Advisory fees payable	17,809
Management services fees payable	2,375
Administration fees payable	827
Administrative services fees payable	9,726
Distribution fees payable	6,950
Trustee fees payable	5
Transfer agency fees payable	801
Fund accounting fees payable	1,208
Compliance services fees payable	567
Other accrued expenses	12,938

Total Liabilities	601,703

Net Assets	$30,631,699

Net Assets consist of:
Capital	$30,059,946
Accumulated net investment income (loss)	321,148
Accumulated net realized gains (losses) on investments	(8,020,683)
Net unrealized appreciation (depreciation) on investments	8,271,288

Net Assets	$30,631,699

Shares of Beneficial Interest Outstanding (unlimited number of Shares authorized, no par value)	770,694

Net Asset Value (offering and redemption price per share)	$39.75

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$850,953
Interest	2,926

Total Investment Income	853,879

Expenses:
Advisory fees	229,965
Management services fees	45,993
Administration fees	9,425
Transfer agency fees	9,070
Administrative services fees	122,983
Distribution fees	76,655
Custody fees	18,223
Fund accounting fees	13,641
Trustee fees	335
Compliance services fees	669
Other fees	20,765

Total Gross Expenses before reductions	547,724
Less Expenses reduced by the Advisor	(14,993)

Total Net Expenses	532,731

Net Investment Income (Loss)	321,148

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(2,616,599)
Change in net unrealized appreciation/depreciation on investments	3,320,687

Net Realized and Unrealized Gains (Losses) on Investments	704,088

Change in Net Assets Resulting from Operations	$1,025,236

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Basic Materials

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$321,148	$84,905
Net realized gains (losses) on investments	(2,616,599)	(1,465,827)
Change in net unrealized appreciation/depreciation on investments	3,320,687	(141,013)

Change in net assets resulting from operations	1,025,236	(1,521,935)

Distributions to Shareholders From:
Net investment income	(84,905)	(13,386)
Net realized gains on investments	—	(1,072,803)

Change in net assets resulting from distributions	(84,905)	(1,086,189)

Capital Transactions:
Proceeds from shares issued	125,406,978	168,707,904
Dividends reinvested	84,905	1,086,189
Value of shares redeemed	(130,550,766)	(158,049,576)

Change in net assets resulting from capital transactions	(5,058,883)	11,744,517

Change in net assets	(4,118,552)	9,136,393
Net Assets:
Beginning of period	34,750,251	25,613,858

End of period	$30,631,699	$34,750,251

Accumulated net investment income (loss)	$321,148	$84,905

Share Transactions:
Issued	3,288,644	4,813,131
Reinvested	2,406	33,691
Redeemed	(3,526,172)	(4,548,974)

Change in shares	(235,122)	297,848

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Basic Materials

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$34.55	$36.18	$33.74	$25.66	$30.00

Investment Activities:
Net investment income (loss)(b)	0.39	0.13	0.02	0.22	0.23
Net realized and unrealized gains (losses) on investments	4.94	0.59 (c)	3.40	7.88	(4.57)

Total income (loss) from investment activities	5.33	0.72	3.42	8.10	(4.34)

Distributions to Shareholders From:
Net investment income	(0.13)	(0.03)	(0.10)	(0.02)	—
Net realized gains on investments	—	(2.32)	(0.88)	—	—

Total distributions	(0.13)	(2.35)	(0.98)	(0.02)	—

Net Asset Value, End of Period	$39.75	$34.55	$36.18	$33.74	$25.66

Total Return	15.48%	2.44%	10.22%	31.58%	(14.47	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	1.79%	1.91%	1.96%	2.03%	2.21%
Net expenses(e)	1.74%	1.91%	1.96%	1.97%	1.98%
Net investment income (loss)(e)	1.05%	0.36%	0.06%	0.75%	1.25%
Supplemental Data:
Net assets, end of period (000’s)	$30,632	$34,750	$25,614	$50,929	$3,851
Portfolio turnover rate(f)	378%	650%	783%	1,009%	2,498	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Biotechnology

The ProFund VP Biotechnology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index. For the year ended December 31, 2006, the Fund had a total return of -4.10%, compared to a total return of -2.45%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology subsector of the U.S. equity market. Component companies engage in the research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Celgene (+77.56%), Gilead Sciences (+23.52%), and Biogen Idec (+8.64%), while the bottom three performers in this group were Invitrogen (–15.08%), Amgen (–13.38%), and Genzyme (–13.00%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Biotechnology from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (1/22/01)
ProFund VP Biotechnology	(4.10)%	1.85%	(1.22)%
Dow Jones U.S. Biotechnology Index	(2.45)%	4.20%	1.09%
S&P 500 Index	15.80%	6.19%	1.15%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Biotechnology

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Biotechnology seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	87.8%
Swap Agreements	12.1%

Total Exposure	99.9%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Biotechnology Index - Composition

The Dow Jones U.S. Biotechnology Index is comprised of a single sector.

PROFUNDS VP ProFund VP Biotechnology	Schedule of Portfolio Investments December 31, 2006

Common Stocks (87.8%)
	Shares	Value

Affymetrix, Inc.* (Biotechnology)	3,224	$74,345
Alexion Pharmaceuticals, Inc.* (Biotechnology)	1,612	65,109
Amgen, Inc.* (Biotechnology)	43,956	3,002,635
Amylin Pharmaceuticals, Inc.* (Pharmaceuticals)	5,580	201,271
Applera Corp.—Celera Genomics Group* (Biotechnology)	3,720	52,043
Biogen Idec, Inc.* (Biotechnology)	12,172	598,741
BioMarin Pharmaceutical, Inc.* (Pharmaceuticals)	4,340	71,133
Biosite Diagnostics, Inc.* (Healthcare-Products)	868	42,402
Celgene Corp.* (Biotechnology)	10,208	587,266
Charles River Laboratories International, Inc.* (Biotechnology)	3,100	134,075
Cubist Pharmaceuticals, Inc.* (Pharmaceuticals)	2,604	47,158
CV Therapeutics, Inc.* (Pharmaceuticals)	2,604	36,352
Delta & Pine Land Co. (Agriculture)	1,736	70,221
Enzo Biochem, Inc.* (Biotechnology)	1,364	19,464
Enzon, Inc.* (Biotechnology)	2,108	17,939
Gen-Probe, Inc.* (Healthcare-Products)	2,480	129,878
Genentech, Inc.* (Biotechnology)	21,824	1,770,581
Genzyme Corp.* (Biotechnology)	9,776	602,006
Gilead Sciences, Inc.* (Pharmaceuticals)	21,576	1,400,929
Human Genome Sciences, Inc.* (Biotechnology)	6,200	77,128
ICOS Corp.* (Biotechnology)	2,852	96,369
Illumina, Inc.* (Biotechnology)	2,108	82,865
ImClone Systems, Inc.* (Pharmaceuticals)	2,852	76,320
Incyte Genomics, Inc.* (Biotechnology)	3,596	21,001
InterMune, Inc.* (Biotechnology)	1,240	38,130
Invitrogen Corp.* (Biotechnology)	2,232	126,309
Medarex, Inc.* (Pharmaceuticals)	5,704	84,362
MedImmune, Inc.* (Biotechnology)	11,284	365,263
Millennium Pharmaceuticals, Inc.* (Biotechnology)	14,880	162,192
Myriad Genetics, Inc.* (Biotechnology)	1,860	58,218
Nabi Biopharmaceuticals* (Pharmaceuticals)	2,852	19,337
Nektar Therapeutics* (Biotechnology)	4,216	64,125
Neurocrine Biosciences, Inc.* (Pharmaceuticals)	1,736	18,089
Onyx Pharmaceuticals, Inc.* (Pharmaceuticals)	2,108	22,303
OSI Pharmaceuticals, Inc.* (Pharmaceuticals)	2,728	95,425
PDL BioPharma, Inc.* (Biotechnology)	5,456	109,884
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	2,976	59,728
Savient Pharmaceuticals, Inc.* (Biotechnology)	2,480	27,801
Techne Corp.* (Healthcare-Products)	1,736	96,261
Telik, Inc.* (Biotechnology)	2,480	10,986
United Therapeutics Corp.* (Pharmaceuticals)	992	53,935
Vertex Pharmaceuticals, Inc.* (Biotechnology)	5,952	222,724

TOTAL COMMON STOCKS (Cost $6,389,948)		10,912,303

Repurchase Agreements (0.3%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $34,019 (Collateralized by $34,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $35,563)	$34,000	34,000

TOTAL REPURCHASE AGREEMENTS (Cost $34,000)		34,000

TOTAL INVESTMENT SECURITIES (Cost $6,423,948)—88.1%		10,946,303
Net other assets (liabilities)—11.9%		1,480,142

NET ASSETS—100.0%		$12,426,445

*	Non-income producing security

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Dow Jones U.S. Biotechnology Index expiring 1/3/07	$1,499,625	$(375)

ProFund VP Biotechnology invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Agriculture	0.6%
Biotechnology	67.9%
Healthcare-Products	2.2%
Pharmaceuticals	17.1%
Other**	12.2%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Biotechnology

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $6,389,948)	$10,912,303
Repurchase agreements, at cost	34,000

Total Investment Securities	10,946,303
Cash	444
Dividends and interest receivable	14
Receivable for investments sold	1,519,869
Prepaid expenses	87

Total Assets	12,466,717

Liabilities:
Payable for capital shares redeemed	16,489
Unrealized loss on swap agreements	375
Advisory fees payable	7,653
Management services fees payable	1,021
Administration fees payable	334
Administrative services fees payable	3,947
Distribution fees payable	2,832
Trustee fees payable	2
Transfer agency fees payable	324
Fund accounting fees payable	493
Compliance services fees payable	256
Other accrued expenses	6,546

Total Liabilities	40,272

Net Assets	$12,426,445

Net Assets consist of:
Capital	$21,736,240
Accumulated net realized gains (losses) on investments	(13,831,775)
Net unrealized appreciation (depreciation) on investments	4,521,980

Net Assets	$12,426,445

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	596,441

Net Asset Value (offering and redemption price per share)	$20.83

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$3,235
Dividends	1,363

Total Investment Income	4,598

Expenses:
Advisory fees	122,743
Management services fees	24,549
Administration fees	5,056
Transfer agency fees	4,711
Administrative services fees	67,622
Distribution fees	40,914
Custody fees	11,910
Fund accounting fees	7,259
Trustee fees	225
Compliance services fees	334
Other fees	15,275

Total Gross Expenses before reductions	300,598
Less Expenses reduced by the Advisor	(9,476)

Total Net Expenses	291,122

Net Investment Income (Loss)	(286,524)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	1,598,785
Net realized gains (losses) on swap agreements	(1,774)
Change in net unrealized appreciation/depreciation on investments	(2,431,504)

Net Realized and Unrealized Gains (Losses) on Investments	(834,493)

Change in Net Assets Resulting from Operations	$(1,121,017)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Biotechnology

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(286,524)	$(391,668)
Net realized gains (losses) on investments	1,597,011	(1,240,759)
Change in net unrealized appreciation/depreciation on investments	(2,431,504)	4,270,642

Change in net assets resulting from operations	(1,121,017)	2,638,215

Distributions to Shareholders From:
Net realized gains on investments	—	(1,394,389)

Change in net assets resulting from distributions	—	(1,394,389)

Capital Transactions:
Proceeds from shares issued	56,265,993	146,454,818
Dividends reinvested	—	1,394,389
Value of shares redeemed	(67,810,303)	(148,833,431)

Change in net assets resulting from capital transactions	(11,544,310)	(984,224)

Change in net assets	(12,665,327)	259,602
Net Assets:
Beginning of period	25,091,772	24,832,170

End of period	$12,426,445	$25,091,772

Share Transactions:
Issued	2,670,409	7,512,668
Reinvested	—	64,735
Redeemed	(3,228,583)	(7,717,493)

Change in shares	(558,174)	(140,090)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Biotechnology

Financial Highlights
For a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$21.73	$19.18	$21.96	$15.71	$25.44

Investment Activities:
Net investment income (loss)(a)	(0.37)	(0.38)	(0.41)	(0.37)	(0.35)
Net realized and unrealized gains (losses) on investments	(0.53)	4.06	2.25	6.62	(9.19)

Total income (loss) from investment activities	(0.90)	3.68	1.84	6.25	(9.54)

Distributions to Shareholders From:
Net realized gains on investments	—	(1.13)	(4.62)	—	(0.19)

Net Asset Value, End of Period	$20.83	$21.73	$19.18	$21.96	$15.71

Total Return	(4.10)%	19.24%	9.73%	39.78%	(37.51)%
Ratios to Average Net Assets:
Gross expenses	1.84%	1.92%	1.98%	2.04%	2.16%
Net expenses	1.78%	1.92%	1.98%	1.98%	1.98%
Net investment income (loss)	(1.75)%	(1.90)%	(1.88)%	(1.87)%	1.91%
Supplemental Data:
Net assets, end of period (000’s)	$12,426	$25,092	$24,832	$14,342	$14,246
Portfolio turnover rate(b)	397%	809%	788%	848%	1,049%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Consumer Goods

The ProFund VP Consumer Goods seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Goods Index. For the year ended December 31, 2006, the Fund had a total return of 12.62%, compared to a total return of 14.92%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Consumer Goods Index measures the performance of consumer spending in the goods industry of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing accessories and footwear. Prior to December 18, 2004, the index underlying the Fund’s benchmark was called, the Dow Jones U.S. Consumer Non-Cyclical Sector Index and also included beverage companies, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food products and agriculture and tobacco products.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Coca-Cola (+23.10%), Colgate-Palmolive (+21.51%), and General Mills (+19.94%), while the bottom three performers in this group were Electronic Arts (–3.73%), PepsiCo (+7.86%), and Procter & Gamble (+13.36%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Goods from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)
ProFund VP Consumer Goods	12.62%	4.27%
Dow Jones U.S. Consumer Goods Index	14.92%	6.84%
S&P 500 Index	15.80%	7.81%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Consumer Goods

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Consumer Goods seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Consumer Goods Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.3%

Total Exposure	100.3%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Consumer Goods Index - Composition
% of Index

Household Goods	24.9%
Beverages	20.8%
Tobacco	15.8%
Food Producers	13.9%
Personal Goods	12.5%
Automobiles & Parts	6.7%
Leisure Goods	5.4%

PROFUNDS VP ProFund VP Consumer Goods	Schedule of Portfolio Investments December 31, 2006

Common Stocks (100.3%)
	Shares	Value

Acco Brands Corp.* (Household Products/Wares)	710	$18,794
Activision, Inc.* (Software)	3,976	68,546
Alberto-Culver Co. (Cosmetics/Personal Care)	1,136	24,367
Altria Group, Inc. (Agriculture)	29,536	2,534,780
American Axle & Manufacturing Holdings, Inc. (Auto Parts & Equipment)	568	10,786
Anheuser-Busch Cos., Inc. (Beverages)	10,366	510,007
Archer-Daniels-Midland Co. (Agriculture)	8,520	272,299
ArvinMeritor, Inc. (Auto Parts & Equipment)	994	18,121
Avon Products, Inc. (Cosmetics/Personal Care)	6,390	211,126
Beazer Homes USA, Inc. (Home Builders)	568	26,702
Black & Decker Corp. (Hand/Machine Tools)	994	79,491
Blyth, Inc. (Household Products/Wares)	426	8,840
BorgWarner, Inc. (Auto Parts & Equipment)	852	50,285
Briggs & Stratton Corp. (Machinery-Diversified)	710	19,135
Brown-Forman Corp. (Beverages)	710	47,030
Brunswick Corp. (Leisure Time)	1,278	40,768
Bunge, Ltd.ADR (Agriculture)	1,704	123,557
Callaway Golf Co. (Leisure Time)	994	14,324
Campbell Soup Co. (Food)	3,408	132,537
Carter’s, Inc.* (Apparel)	710	18,105
Centex Corp. (Home Builders)	1,704	95,884
Champion Enterprises, Inc.* (Home Builders)	1,136	10,633
Chiquita Brands International, Inc. (Food)	568	9,071
Church & Dwight, Inc. (Household Products/Wares)	852	36,338
Cintas Corp. (Textiles)	1,988	78,943
Clorox Co. (Household Products/Wares)	2,130	136,639
Coach, Inc.* (Apparel)	5,254	225,712
Coca-Cola Co. (Beverages)	30,672	1,479,924
Coca-Cola Enterprises, Inc. (Beverages)	3,976	81,190
Colgate-Palmolive Co. (Cosmetics/Personal Care)	7,384	481,732
ConAgra Foods, Inc. (Food)	7,242	195,534
Constellation Brands, Inc.* (Beverages)	2,982	86,538
Cooper Tire & Rubber Co. (Auto Parts & Equipment)	852	12,184
Corn Products International, Inc. (Food)	994	34,333
Crocs, Inc.* (Apparel)	568	24,538
D.R. Horton, Inc. (Home Builders)	3,834	101,564
Dean Foods Co.* (Food)	1,846	78,049
Del Monte Foods Co. (Food)	2,840	31,325
Eastman Kodak Co. (Miscellaneous Manufacturing)	4,118	106,245
Electronic Arts, Inc.* (Software)	4,260	214,534
Energizer Holdings, Inc.* (Electrical Components & Equipment)	710	50,403
Ethan Allen Interiors, Inc. (Home Furnishings)	426	15,383
Fleetwood Enterprises, Inc.* (Home Builders)	852	6,739
Flowers Foods, Inc. (Food)	852	22,995
Ford Motor Co. (Auto Manufacturers)	25,844	194,088
Fossil, Inc.* (Household Products/Wares)	710	16,032
Furniture Brands International, Inc. (Home Furnishings)	568	9,219
G&K Services, Inc. (Textiles)	284	11,045
Garmin, Ltd.ADR (Electronics)	1,704	94,845
General Mills, Inc. (Food)	4,828	278,093
General Motors Corp. (Auto Manufacturers)	6,958	213,750
Gentex Corp. (Electronics)	1,988	30,933
Genuine Parts Co. (Distribution/Wholesale)	2,414	114,496
Hanesbrands, Inc.* (Apparel)	1,420	33,540
Hansen Natural Corp.* (Beverages)	994	33,478
Harley-Davidson, Inc. (Leisure Time)	3,692	260,175
Harman International Industries, Inc. (Home Furnishings)	994	99,310
Hasbro, Inc. (Toys/Games/Hobbies)	1,988	54,173
Heinz (H.J.) Co. (Food)	4,402	198,134
Herbalife, Ltd.*ADR (Pharmaceuticals)	568	22,811
Herman Miller, Inc. (Office Furnishings)	994	36,142
HNI Corp. (Office Furnishings)	568	25,225
Hormel Foods Corp. (Food)	994	37,116
Hovnanian Enterprises, Inc.—Class A* (Home Builders)	426	14,441
Interface, Inc.—Class A* (Office Furnishings)	710	10,096
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	426	9,304
Jarden Corp.* (Household Products/Wares)	852	29,641
JM Smucker Co. (Food)	852	41,296
Johnson Controls, Inc. (Auto Parts & Equipment)	2,698	231,811
Jones Apparel Group, Inc. (Apparel)	1,562	52,218
KB Home (Home Builders)	1,136	58,254
Kellogg Co. (Food)	3,550	177,713
Kellwood Co. (Apparel)	284	9,236
Kimberly—Clark Corp. (Household Products/Wares)	6,532	443,848
Kraft Foods, Inc. (Food)	2,982	106,457
La-Z-Boy, Inc. (Home Furnishings)	710	8,428
Lancaster Colony Corp. (Miscellaneous Manufacturing)	426	18,876
Lear Corp. (Auto Parts & Equipment)	994	29,353
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	2,556	61,088
Lennar Corp.—Class A (Home Builders)	1,846	96,841
Lennar Corp.—Class B (Home Builders)	142	6,975
Liz Claiborne, Inc. (Apparel)	1,420	61,713

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Consumer Goods	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Loews Corp.—Carolina Group (Agriculture)	1,562	$101,093
M.D.C. Holdings, Inc. (Home Builders)	426	24,303
Martek Biosciences Corp.* (Biotechnology)	426	9,943
Marvel Entertainment, Inc.* (Toys/Games/Hobbies)	852	22,927
Mattel, Inc. (Toys/Games/Hobbies)	5,396	122,274
McCormick & Co., Inc. (Food)	1,562	60,231
Meritage Homes Corp.* (Home Builders)	284	13,552
Modine Manufacturing Co. (Auto Parts & Equipment)	426	10,663
Mohawk Industries, Inc.* (Textiles)	710	53,151
Molson Coors Brewing Co.—Class B (Beverages)	994	75,981
Monaco Coach Corp. (Home Builders)	426	6,032
NBTY, Inc.* (Pharmaceuticals)	852	35,418
Newell Rubbermaid, Inc. (Housewares)	3,976	115,105
NIKE, Inc.—Class B (Apparel)	2,414	239,058
Nu Skin Enterprises, Inc. (Retail)	710	12,943
Nutri/System, Inc.* (Commercial Services)	426	27,004
NVR, Inc.* (Home Builders)	142	91,590
Oakley, Inc. (Healthcare—Products)	426	8,546
PepsiAmericas, Inc. (Beverages)	852	17,875
PepsiCo, Inc. (Beverages)	23,572	1,474,429
Phillips-Van Heusen Corp. (Apparel)	852	42,745
Polaris Industries, Inc. (Leisure Time)	568	26,599
Polo Ralph Lauren Corp. (Apparel)	852	66,166
Pool Corp. (Distribution/Wholesale)	710	27,811
Procter & Gamble Co. (Cosmetics/Personal Care)	45,156	2,902,176
Pulte Homes, Inc. (Home Builders)	2,982	98,764
Quiksilver, Inc.* (Apparel)	1,704	26,838
Ralcorp Holdings, Inc.* (Food)	426	21,679
Reynolds American, Inc. (Agriculture)	2,414	158,045
Sara Lee Corp. (Food)	10,650	181,370
Select Comfort Corp.* (Retail)	710	12,347
Smithfield Foods, Inc.* (Food)	1,562	40,081
Snap-on, Inc. (Hand/Machine Tools)	710	33,824
Spectrum Brands, Inc.* (Household Products/Wares)	568	6,191
Standard Pacific Corp. (Home Builders)	852	22,825
Steelcase, Inc.—Class A (Office Furnishings)	852	15,472
Superior Industries International, Inc. (Auto Parts & Equipment)	284	5,473
Take-Two Interactive Software, Inc.* (Software)	994	17,653
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	1,704	69,557
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	2,272	47,689
The Hain Celestial Group, Inc.* (Food)	568	17,727
The Hershey Co. (Food)	2,272	113,146
The Nautilus Group, Inc. (Leisure Time)	426	5,964
The Pepsi Bottling Group, Inc. (Beverages)	1,846	57,060
The Ryland Group, Inc. (Home Builders)	568	31,024
The Scotts Miracle-Gro Co.—Class A (Household Products/Wares)	710	36,672
The Stanley Works (Hand/Machine Tools)	1,136	57,129
The Stride Rite Corp. (Apparel)	426	6,424
The Timberland Co.—Class A* (Apparel)	710	22,422
Thor Industries, Inc. (Home Builders)	568	24,986
THQ, Inc.* (Software)	852	27,707
Toll Brothers, Inc.* (Home Builders)	1,704	54,920
Tootsie Roll Industries, Inc. (Food)	284	9,287
Tree House Foods, Inc.* (Food)	426	13,291
Tupperware Corp. (Household Products/Wares)	852	19,264
Tyson Foods, Inc.—Class A (Food)	3,550	58,398
Under Armour, Inc.—Class A* (Retail)	426	21,492
Universal Corp. (Agriculture)	426	20,878
UST, Inc. (Agriculture)	2,272	132,230
V.F. Corp. (Apparel)	1,278	104,898
Visteon Corp.* (Auto Parts & Equipment)	1,846	15,654
WCI Communities, Inc.* (Home Builders)	426	8,171
WD-40 Co. (Household Products/Wares)	284	9,903
Weight Watchers International, Inc. (Commercial Services)	568	29,837
Whirlpool Corp. (Home Furnishings)	1,136	94,310
Winnebago Industries, Inc. (Home Builders)	426	14,020
Wolverine World Wide, Inc. (Apparel)	852	24,299
Wrigley (Wm.) Jr. Co. (Food)	3,124	161,573
Yankee Candle Co., Inc. (Household Products/Wares)	568	19,471

TOTAL COMMON STOCKS
(Cost $15,515,976)		18,633,804

TOTAL INVESTMENT SECURITIES
(Cost $15,515,976)—100.3%		18,633,804
Net other asset (liabilities)—(0.3)%		(61,230)

NET ASSETS—100.0%		$18,572,574

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Consumer Goods invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Agriculture	17.9%
Apparel	5.2%
Auto Manufacturers	2.2%
Auto Parts & Equipment	2.3%
Beverages	20.7%
Biotechnology	0.1%
Commercial Services	0.3%
Cosmetics/Personal Care	19.8%
Distribution/Wholesale	0.8%
Electrical Components & Equipment	0.3%
Electronics	0.7%
Food	10.9%
Hand/Machine Tools	0.9%
Healthcare-Products	NM
Home Builders	4.4%
Home Furnishings	1.2%
Household Products/Wares	4.2%
Housewares	0.6%
Leisure Time	1.9%
Machinery-Diversified	0.1%
Miscellaneous Manufacturing	1.0%
Office Furnishings	0.5%
Pharmaceuticals	0.3%
Retail	0.3%
Software	1.8%
Textiles	0.8%
Toys/Games/Hobbies	1.1%
Other**	(0.3)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Consumer Goods

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $15,515,976)	$18,633,804
Cash	604
Dividends and interest receivable	46,151
Receivable for investments sold	393,578
Prepaid expenses	28

Total Assets	19,074,165

Liabilities:
Payable for capital shares redeemed	470,114
Advisory fees payable	10,746
Management services fees payable	1,433
Administration fees payable	469
Administrative services fees payable	5,513
Distribution fees payable	3,939
Trustee fees payable	3
Transfer agency fees payable	456
Fund accounting fees payable	742
Compliance services fees payable	323
Other accrued expenses	7,853

Total Liabilities	501,591

Net Assets	$18,572,574

Net Assets consist of:
Capital	$17,986,317
Accumulated net investment income (loss)	126,919
Accumulated net realized gains (losses) on investments	(2,658,490)
Net unrealized appreciation (depreciation) on investments	3,117,828

Net Assets	$18,572,574

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	554,804

Net Asset Value (offering and redemption price per share)	$33.48

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$343,501
Interest	1,334

Total Investment Income	344,835

Expenses:
Advisory fees	96,452
Management services fees	19,291
Administration fees	3,969
Transfer agency fees	3,807
Administrative services fees	48,532
Distribution fees	32,151
Custody fees	19,977
Fund accounting fees	6,491
Trustee fees	139
Compliance services fees	348
Other fees	8,863

Total Gross Expenses before reductions	240,020
Less Expenses reduced by the Advisor	(22,104)

Total Net Expenses	217,916

Net Investment Income (Loss)	126,919

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(306,046)
Change in net unrealized appreciation/depreciation on investments	1,976,861

Net Realized and Unrealized Gains (Losses) on Investments	1,670,815

Change in Net Assets Resulting from Operations	$1,797,734

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Consumer Goods

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$126,919	$13,509
Net realized gains (losses) on investments	(306,046)	(82,628)
Change in net unrealized appreciation/depreciation on investments	1,976,861	171,891

Change in net assets resulting from operations	1,797,734	102,772

Distributions to Shareholders From:
Net investment income	(13,509)	(35,189)

Change in net assets resulting from distributions	(13,509)	(35,189)

Capital Transactions:
Proceeds from shares issued	61,301,611	79,077,020
Dividends reinvested	13,509	35,189
Value of shares redeemed	(51,439,566)	(82,237,408)

Change in net assets resulting from capital transactions	9,875,554	(3,125,199)

Change in net assets	11,659,779	(3,057,616)
Net Assets:
Beginning of period	6,912,795	9,970,411

End of period	$18,572,574	$6,912,795

Accumulated net investment income (loss)	$126,919	$13,509

Share Transactions:
Issued	1,974,099	2,647,337
Reinvested	426	1,164
Redeemed	(1,652,079)	(2,748,531)

Change in shares	322,446	(100,030)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Consumer Goods

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the		For the	For the	For the period
	year ended	year ended		year ended	year ended	May 1, 2002(a) through
	December 31, 2006	December 31, 2005		December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$29.75	$30.00		$29.53	$25.11	$30.00

Investment Activities:
Net investment income (loss)(b)	0.31	0.04		0.07	0.04	0.04
Net realized and unrealized gains (losses) on investments	3.44	(0.15	)(c)	2.54	4.59	(4.93)

Total income (loss) from investment activities	3.75	(0.11)		2.61	4.63	(4.89)

Distributions to Shareholders From:
Net investment income	(0.02)	(0.14)		(0.03)	(0.21)	—
Net realized gains on investments	—	—		(2.11)	—	—

Total distributions	(0.02)	(0.14)		(2.14)	(0.21)	—

Net Asset Value, End of Period	$33.48	$29.75		$30.00	$29.53	$25.11

Total Return	12.62%	(0.37)%		9.26%	18.46%	(16.30	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	1.87%	2.08%		1.99%	2.33%	2.10%
Net expenses(e)	1.69%	1.98%		1.98%	1.98%	1.98%
Net investment income (loss)(e)	0.99%	0.13%		0.24%	0.13%	0.22%
Supplemental Data:
Net assets, end of period (000’s)	$18,573	$6,913		$9,970	$2,406	$4,952
Portfolio turnover rate(f)	377%	870%		1,547%	1,472%	1,057	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Consumer Services

The ProFund VP Consumer Services seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index. For the year ended December 31, 2006, the Fund had a total return of 12.00%, compared to a total return of 14.36%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Consumer Services Index measures the performance of consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. Prior to December 18, 2004, the index underlying the Fund’s benchmark was called, the Dow Jones U.S. Consumer Cyclical Sector Index and also included airlines, auto manufacturers, auto parts, tires, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Comcast (+63.31%), Walt Disney (+44.26%), and McDonald’s (+34.63%), while the bottom three performers in this group were eBay (–30.43%), Lowe’s (–6.05%), and Wal-mart (+0.13%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Services from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP Consumer Services	12.00%	1.41%

Dow Jones U.S. Consumer Services Index	14.36%	5.00%

S&P 500 Index	15.80%	7.81%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Consumer Services

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Consumer Services seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	99.4%

Total Exposure	99.4%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Consumer Services Index - Composition
% of Index

General Retailers	39.3%
Media	31.4%
Travel & Leisure	18.4%
Food & Drug Retailers	10.9%

PROFUNDS VP ProFund VP Consumer Services	Schedule of Portfolio Investments December 31, 2006

Common Stocks (99.4%)
	Shares	Value

Abercrombie & Fitch Co.—Class A (Retail)	290	$20,193
Adesa, Inc. (Commercial Services)	290	8,048
Advance Auto Parts, Inc. (Retail)	348	12,375
ADVO, Inc. (Advertising)	116	3,782
Aeropostale, Inc.* (Retail)	174	5,371
AirTran Holdings, Inc.* (Airlines)	290	3,405
Alaska Air Group, Inc.* (Airlines)	116	4,582
Amazon. com, Inc.* (Internet)	1,044	41,196
American Eagle Outfitters, Inc. (Retail)	696	21,722
American Greetings Corp.—Class A (Household Products/Wares)	174	4,153
AmerisourceBergen Corp. (Pharmaceuticals)	696	31,292
AMR Corp.* (Airlines)	696	21,040
AnnTaylor Stores Corp.* (Retail)	232	7,619
Apollo Group, Inc.—Class A* (Commercial Services)	522	20,342
Applebee’s International, Inc. (Retail)	232	5,723
aQuantive, Inc.* (Internet)	232	5,721
Aramark Corp. (Commercial Services)	406	13,581
Arbitron, Inc. (Commercial Services)	116	5,039
AutoNation, Inc.* (Retail)	522	11,129
AutoZone, Inc.* (Retail)	174	20,107
Avid Technology, Inc.* (Software)	174	6,483
Avis Budget Group, Inc. (Commercial Services)	348	7,548
Aztar Corp.* (Lodging)	116	6,313
Bally Technologies, Inc.* (Entertainment)	174	3,250
Barnes & Noble, Inc. (Retail)	174	6,910
Bed Bath & Beyond, Inc.* (Retail)	986	37,567
Belo Corp.—Class A (Media)	290	5,330
Best Buy Co., Inc. (Retail)	1,392	68,472
Big Lots, Inc.* (Retail)	406	9,306
BJ’s Wholesale Club, Inc.* (Retail)	232	7,218
Bob Evans Farms, Inc. (Retail)	116	3,970
Borders Group, Inc. (Retail)	232	5,185
Boyd Gaming Corp. (Lodging)	174	7,884
Brinker International, Inc. (Retail)	406	12,245
Cablevision Systems Corp.—Class A (Media)	812	23,126
Cardinal Health, Inc. (Pharmaceuticals)	1,392	89,687
Career Education Corp.* (Commercial Services)	348	8,623
Carmax, Inc.* (Retail)	348	18,663
Carnival Corp.ADR (Leisure Time)	1,450	71,123
Casey’s General Stores, Inc. (Retail)	174	4,098
Catalina Marketing Corp. (Advertising)	116	3,190
CBRL Group, Inc. (Retail)	116	5,192
CBS Corp.—Class B (Media)	2,378	74,146
CEC Entertainment, Inc.* (Retail)	116	4,669
Charming Shoppes, Inc.* (Retail)	406	5,493
Charter Communications, Inc.—Class A* (Media)	1,566	4,792
Cheesecake Factory, Inc.* (Retail)	290	7,134
Chemed Corp. (Commercial Services)	116	4,290
Chico’s FAS, Inc.* (Retail)	638	13,200
Choice Hotels International, Inc. (Lodging)	116	4,884
Circuit City Stores, Inc. (Retail)	580	11,008
Claire’s Stores, Inc. (Retail)	290	9,611
Clear Channel Communications, Inc. (Media)	1,566	55,656
CNET Networks, Inc.* (Internet)	464	4,218
Coldwater Creek, Inc.* (Retail)	232	5,689
Comcast Corp.—Special Class A* (Media)	6,844	289,706
Continental Airlines, Inc.—Class B* (Airlines)	290	11,963
Copart, Inc.* (Retail)	232	6,960
Corinthian Colleges, Inc.* (Commercial Services)	290	3,953
Costco Wholesale Corp. (Retail)	1,624	85,861
CVS Corp. (Retail)	2,842	87,846
Darden Restaurants, Inc. (Retail)	464	18,639
DeVry, Inc. (Commercial Services)	232	6,496
Dick’s Sporting Goods, Inc.* (Retail)	116	5,683
Digitas, Inc.* (Internet)	290	3,889
Dillards, Inc.—Class A (Retail)	232	8,113
DIRECTV Group, Inc.* (Media)	2,842	70,879
Discovery Holding Co.—Class A* (Media)	928	14,932
Dollar General Corp. (Retail)	1,102	17,698
Dollar Tree Stores, Inc.* (Retail)	348	10,475
Dow Jones & Co., Inc. (Media)	174	6,612
DreamWorks Animation SKG, Inc.—Class A* (Entertainment)	174	5,131
Dress Barn, Inc.* (Retail)	174	4,059
Dun & Bradstreet Corp.* (Software)	232	19,207
eBay, Inc.* (Internet)	3,654	109,876
EchoStar Communications Corp.—Class A* (Media)	696	26,469
Expedia, Inc.* (Internet)	870	18,253
FactSet Research Systems, Inc. (Computers)	116	6,552
Family Dollar Stores, Inc. (Retail)	522	15,310
Federated Department Stores, Inc. (Retail)	1,914	72,981
Foot Locker, Inc. (Retail)	522	11,447
GameStop Corp. (New)—Class B* (Retail)	58	3,176
GameStop Corp.* (Retail)	116	6,393

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Consumer Services	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Gannett Co., Inc. (Media)	812	$49,094
Gaylord Entertainment Co.* (Lodging)	116	5,908
Getty Images, Inc.* (Advertising)	174	7,451
Group 1 Automotive, Inc. (Retail)	58	3,000
GUESS?, Inc.* (Apparel)	116	7,357
Guitar Center, Inc.* (Retail)	116	5,273
H & R Block, Inc. (Commercial Services)	1,044	24,054
Harrah’s Entertainment, Inc. (Lodging)	638	52,775
Harte-Hanks, Inc. (Advertising)	174	4,822
Hilton Hotels Corp. (Lodging)	1,276	44,532
Home Depot, Inc. (Retail)	7,250	291,160
IAC/InterActiveCorp* (Internet)	696	25,863
Idearc, Inc.* (Media)	522	14,955
International Game Technology (Entertainment)	1,160	53,593
International Speedway Corp. (Entertainment)	116	5,921
Interpublic Group of Cos., Inc.* (Advertising)	1,566	19,168
ITT Educational Services, Inc.* (Commercial Services)	116	7,699
J.C. Penney Co., Inc. (Holding Company) (Retail)	696	53,843
Jack in the Box, Inc.* (Retail)	116	7,081
JetBlue Airways Corp.* (Airlines)	580	8,236
John Wiley & Sons, Inc. (Media)	116	4,463
Kohls Corp.* (Retail)	1,044	71,441
Kroger Co. (Food)	2,378	54,860
Laidlaw International (Transportation)	290	8,825
Lamar Advertising Co.* (Advertising)	232	15,170
Las Vegas Sands Corp.* (Lodging)	348	31,139
Laureate Education, Inc.* (Commercial Services)	174	8,462
Lee Enterprises, Inc. (Media)	116	3,603
Liberty Global, Inc.—Class A* (Media)	696	20,288
Liberty Global, Inc.—Series C* (Media)	696	19,488
Liberty Media Holding Corp.—Capital Series A* (Media)	464	45,463
Liberty Media Holding Corp.—Interactive Series A* (Internet)	2,204	47,540
LIFE TIME FITNESS, Inc.* (Leisure Time)	116	5,627
Limited, Inc. (Retail)	1,160	33,570
Live Nation, Inc.* (Commercial Services)	232	5,197
Longs Drug Stores Corp. (Retail)	116	4,916
Lowe’s Cos., Inc. (Retail)	5,336	166,216
Marriott International, Inc.—Class A (Lodging)	1,218	58,122
Matthews International Corp.—Class A (Miscellaneous Manufacturing)	116	4,565
McDonald’s Corp. (Retail)	4,292	190,264
McGraw-Hill Cos., Inc. (Media)	1,218	82,848
McKesson Corp. (Commercial Services)	1,044	52,930
Meredith Corp. (Media)	116	6,537
MGM Grand, Inc.* (Commercial Services)	406	23,284
NAVTEQ* (Software)	348	12,170
Netflix, Inc.* (Internet)	232	6,000
News Corp.—Class A (Media)	8,294	178,155
Nordstrom, Inc. (Retail)	754	37,202
O’Reilly Automotive, Inc.* (Retail)	406	13,016
Office Depot, Inc.* (Retail)	986	37,636
OfficeMax, Inc. (Retail)	232	11,519
Omnicare, Inc. (Pharmaceuticals)	406	15,684
Omnicom Group, Inc. (Advertising)	580	60,633
Orient-Express Hotels Ltd.—Class A (Lodging)	174	8,234
OSI Restaurant Partners, Inc. (Retail)	232	9,094
P.F. Chang’s China Bistro, Inc.* (Retail)	116	4,452
Pacific Sunwear of California, Inc.* (Retail)	232	4,543
Panera Bread Co.—Class A* (Retail)	116	6,486
Payless ShoeSource, Inc.* (Retail)	232	7,614
Penn National Gaming* (Entertainment)	232	9,656
Petsmart, Inc. (Retail)	464	13,391
Pinnacle Entertainment, Inc.* (Entertainment)	174	5,766
Priceline. com, Inc.* (Internet)	116	5,059
R.H. Donnelley Corp. (Advertising)	232	14,553
RadioShack Corp. (Retail)	464	7,786
Reader’s Digest Association, Inc. (Media)	348	5,812
Regis Corp. (Retail)	174	6,880
Rent-A-Center, Inc.* (Commercial Services)	232	6,846
Rite Aid Corp.* (Retail)	1,856	10,097
Ross Stores, Inc. (Retail)	522	15,295
Royal Caribbean Cruises, Ltd.ADR (Leisure Time)	464	19,200
Ruby Tuesday, Inc. (Retail)	232	6,366
Sabre Holdings Corp. (Leisure Time)	464	14,797
Safeway, Inc. (Food)	1,566	54,121
Saks, Inc. (Retail)	406	7,235
Scholastic Corp.* (Media)	116	4,157
Scientific Games Corp.—Class A* (Entertainment)	232	7,013
Sears Holdings Corp.* (Retail)	348	58,440
Service Corp. International (Commercial Services)	1,044	10,701
Sirius Satellite Radio, Inc.* (Media)	4,466	15,810
SkyWest, Inc. (Airlines)	232	5,918
Sonic Corp.* (Retail)	232	5,556
Sotheby’s (Commercial Services)	232	7,197
Southwest Airlines Co. (Airlines)	2,726	41,762
Staples, Inc. (Retail)	2,552	68,138
Starbucks Corp.* (Retail)	2,668	94,501
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	754	47,125
Station Casinos, Inc. (Lodging)	174	14,211
Strayer Education, Inc. (Commercial Services)	58	6,151
SuperValu, Inc. (Food)	696	24,882
Sysco Corp. (Food)	2,146	78,887
Target Corp. (Retail)	2,726	155,518
The Children’s Place Retail Stores, Inc.* (Retail)	58	3,684
The E.W. Scripps Co.—Class A (Media)	290	14,483
The Gap, Inc. (Retail)	2,088	40,716
The Gymboree Corp.* (Apparel)	116	4,427
The McClatchy Co.—Class A (Media)	174	7,534
The Men’s Wearhouse, Inc. (Retail)	174	6,657
The New York Times Co.—Class A (Media)	522	12,716
The Pantry, Inc.* (Retail)	58	2,717
The ServiceMaster Co. (Commercial Services)	986	12,926
Tiffany & Co. (Retail)	464	18,207
Time Warner, Inc. (Media)	13,920	303,177
TJX Cos., Inc. (Retail)	1,566	44,600
Tractor Supply Co.* (Retail)	116	5,186
Tribune Co. (Media)	522	16,067
Tween Brands, Inc.* (Retail)	116	4,632
UAL Corp.* (Airlines)	348	15,312
United Natural Foods, Inc.* (Food)	116	4,167
Univision Communications, Inc.—Class A* (Media)	812	28,761
Urban Outfitters, Inc.* (Retail)	406	9,350
US Airways Group, Inc.* (Airlines)	232	12,493
Vail Resorts, Inc.* (Entertainment)	116	5,199
ValueClick, Inc.* (Internet)	348	8,223
VCA Antech, Inc.* (Pharmaceuticals)	290	9,335
Viacom, Inc.—Class B* (Media)	2,146	88,050
Wal-Mart Stores, Inc. (Retail)	9,048	417,836
Walgreen Co. (Retail)	3,538	162,359
Walt Disney Co. (Media)	6,786	232,555
Warner Music Group Corp. (Entertainment)	174	3,993
Washington Post Co.—Class B (Media)	58	43,245
Wendy’s International, Inc. (Retail)	348	11,515
Whole Foods Market, Inc. (Food)	464	21,776
Williams Sonoma, Inc. (Retail)	348	10,941
WMS Industries, Inc.* (Leisure Time)	116	4,044

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Consumer Services	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Wyndham Worldwide Corp. (Lodging)	696	$22,286
Wynn Resorts, Ltd. (Lodging)	290	27,217
XM Satellite Radio Holdings, Inc.—Class A* (Media)	1,044	15,086
YUM! Brands, Inc. (Retail)	928	54,566
Zale Corp.* (Retail)	174	4,909

TOTAL COMMON STOCKS
(Cost $4,844,051)		6,459,967

TOTAL INVESTMENT SECURITIES
(Cost $4,844,051)—99.4%		6,459,967
Net other assets (liabilities)—0.6%		39,033

NET ASSETS—100.0%		$6,499,000

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Consumer Services invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	2.0%
Airlines	1.9%
Apparel	0.2%
Commercial Services	3.7%
Computers	0.1%
Entertainment	1.5%
Food	3.7%
Household Products/Wares	0.1%
Internet	4.2%
Leisure Time	1.8%
Lodging	5.1%
Media	27.5%
Miscellaneous Manufacturing	0.1%
Pharmaceuticals	2.2%
Retail	44.6%
Software	0.6%
Transportation	0.1%
Other**	0.6%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Consumer Services

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $4,844,051)	$6,459,967
Dividends and interest receivable	9,288
Receivable for investments sold	334,055
Prepaid expenses	14

Total Assets	6,803,324

Liabilities:
Cash overdraft	15,984
Payable for capital shares redeemed	275,788
Advisory fees payable	1,191
Management services fees payable	159
Administration fees payable	222
Administrative services fees payable	2,613
Distribution fees payable	1,869
Trustee fees payable	1
Transfer agency fees payable	216
Fund accounting fees payable	426
Compliance services fees payable	139
Other accrued expenses	5,716

Total Liabilities	304,324

Net Assets	$6,499,000

Net Assets consist of:
Capital	$6,578,873
Accumulated net realized gains (losses) on investments	(1,695,789)
Net unrealized appreciation (depreciation) on investments	1,615,916

Net Assets	$6,499,000

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized,
no par value)	202,997

Net Asset Value (offering and redemption price per share)	$32.02

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$63,968
Interest	777

Total Investment Income	64,745

Expenses:
Advisory fees	42,884
Management services fees	8,577
Administration fees	1,756
Transfer agency fees	1,745
Administrative services fees	21,694
Distribution fees	14,295
Custody fees	26,870
Fund accounting fees	3,957
Trustee fees	72
Compliance services fees	156
Other fees	3,474

Total Gross Expenses before reductions	125,480
Less Expenses reduced by the Advisor	(28,299)

Total Net Expenses	97,181

Net Investment Income (Loss)	(32,436)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	46,886
Change in net unrealized appreciation/depreciation on investments	839,813

Net Realized and Unrealized Gains (Losses) on Investments	886,699

Change in Net Assets Resulting from Operations	$854,263

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Consumer Services

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(32,436)	$(65,929)
Net realized gains (losses) on investments	46,886	(337,588)
Change in net unrealized appreciation/depreciation on investments	839,813	(121,724)

Change in net assets resulting from operations	854,263	(525,241)

Capital Transactions:
Proceeds from shares issued	35,367,669	53,860,784
Value of shares redeemed	(33,243,899)	(61,692,253)

Change in net assets resulting from capital transactions	2,123,770	(7,831,469)

Change in net assets	2,978,033	(8,356,710)
Net Assets:
Beginning of period	3,520,967	11,877,677

End of period	$6,499,000	$3,520,967

Share Transactions:
Issued	1,186,321	1,870,364
Redeemed	(1,106,480)	(2,143,296)

Change in shares	79,841	(272,932)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Consumer Services

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the year ended	For the year ended	For the year ended	For the year ended	For the period May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$28.59	$29.99	$27.87	$21.98	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.17)	(0.35)	(0.29)	(0.30)	(0.17)
Net realized and unrealized gains (losses) on investments	3.60	(1.05)	2.41	6.19	(7.85)

Total income (loss) from investment activities	3.43	(1.40)	2.12	5.89	(8.02)

Net Asset Value, End of Period	$32.02	$28.59	$29.99	$27.87	$21.98

Total Return	12.00%	(4.67)%	7.61%	26.80%	(26.73	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.19%	2.48%	2.20%	2.33%	2.65%
Net expenses(d)	1.70%	1.98%	1.98%	1.96%	1.98%
Net investment income (loss)(d)	(0.57)%	(1.22)%	(1.03)%	(1.19)%	(1.08)%
Supplemental Data:
Net assets, end of period (000’s)	$6,499	$3,521	$11,878	$3,777	$3,439
Portfolio turnover rate(e)	579%	1,219%	1,256%	2,100%	2,644	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Financials

The ProFund VP Financials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index. For the year ended December 31, 2006, the Fund had a total return of 17.35%, compared to a total return of 19.42%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Financials Index measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Morgan Stanley (+45.93%), Merrill Lynch (+39.28%), and U.S. Bancorp (+26.92%), while the bottom three performers in this group were American International Group (+6.05%), Wachovia (+12.02%), and Wells Fargo (+16.82%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Financials from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (1/22/01)

ProFund VP Financials	17.35%	8.13%	5.58%

Dow Jones U.S. Financials Index	19.42%	10.81%	8.40%

S&P 500 Index	15.80%	6.19%	2.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Financials

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Financials seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Financials Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	99.9%

Total Exposure	99.9%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Financials Index - Composition
% of Index

Banks	42.8%
General Finance	24.0%
Nonlife Insurance	15.9%
Real Estate	12.0%
Life Insurance	5.3%

PROFUNDS VP ProFund VP Financials	Schedule of Portfolio Investments December 31, 2006

Common Stocks (99.9%)
	Shares	Value

ACE, Ltd.ADR (Insurance)	5,076	$307,453
Affiliated Managers Group, Inc* (Diversified Financial Services)	423	44,470
AFLAC, Inc. (Insurance)	8,037	369,702
Alexandria Real Estate Equities, Inc. (REIT)	423	42,469
Allstate Corp. (Insurance)	9,729	633,455
AMB Property Corp. (REIT)	1,269	74,376
Ambac Financial Group, Inc. (Insurance)	1,692	150,706
American Express Co. (Diversified Financial Services)	16,920	1,026,536
American Financial Group, Inc. (Insurance)	1,269	45,570
American International Group, Inc. (Insurance)	35,955	2,576,534
AmeriCredit Corp.* (Diversified Financial Services)	1,692	42,588
Ameriprise Financial, Inc. (Diversified Financial Services)	3,384	184,428
Annaly Mortgage Management, Inc. (REIT)	2,961	41,188
AON Corp. (Insurance)	4,230	149,488
Apartment Investment and Management Co.—Class A (REIT)	1,692	94,786
Arch Capital Group, Ltd.*ADR (Insurance)	846	57,198
Archstone-Smith Trust (REIT)	3,384	196,983
Arthur J. Gallagher & Co. (Insurance)	1,692	49,999
Associated Banc-Corp (Banks)	2,115	73,771
Assurant, Inc. (Insurance)	1,692	93,483
Astoria Financial Corp. (Savings & Loans)	1,269	38,273
Avalonbay Communities, Inc. (REIT)	1,269	165,033
Axis Capital Holdings, Ltd.ADR (Insurance)	2,115	70,578
Bank of America Corp. (Banks)	70,641	3,771,522
Bank of Hawaii Corp. (Banks)	846	45,642
Bank of New York Co., Inc. (Banks)	11,844	466,298
BB & T Corp. (Banks)	8,460	371,648
Bear Stearns Cos., Inc. (Diversified Financial Services)	1,692	275,424
BlackRock, Inc.—Class A (Diversified Financial Services)	423	64,254
Boston Properties, Inc. (REIT)	1,692	189,301
Brandywine Realty Trust (REIT)	1,269	42,194
BRE Properties, Inc.—Class A (REIT)	846	55,007
Brookfield Properties Corp.ADR (Real Estate)	1,692	66,546
Brown & Brown, Inc. (Insurance)	1,692	47,731
Camden Property Trust (REIT)	846	62,477
Capital One Financial Corp. (Diversified Financial Services)	6,345	487,423
CapitalSource, Inc. (Diversified Financial Services)	2,115	57,761
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	2,961	98,305
CBL & Associates Properties, Inc. (REIT)	846	36,674
Chicago Mercantile Exchange (Diversified Financial Services)	423	215,624
Chubb Corp. (Insurance)	6,345	335,714
Cincinnati Financial Corp. (Insurance)	2,538	114,997
CIT Group, Inc. (Diversified Financial Services)	2,961	165,135
Citigroup, Inc. (Diversified Financial Services)	78,255	4,358,803
City National Corp. (Banks)	846	60,235
Colonial Properties Trust (REIT)	846	39,660
Comerica, Inc. (Banks)	2,538	148,930
Commerce Bancorp, Inc. (Banks)	2,961	104,434
Commerce Bancshares, Inc. (Banks)	1,269	61,432
Compass Bancshares, Inc. (Banks)	2,115	126,160
Conseco, Inc.* (Insurance)	2,538	50,709
Corporate Office Properties Trust (REIT)	846	42,698
Countrywide Credit Industries, Inc. (Diversified Financial Services)	9,729	412,996
Cullen/Frost Bankers, Inc. (Banks)	846	47,224
Developers Diversified Realty Corp. (REIT)	1,692	106,511
Duke-Weeks Realty Corp. (REIT)	2,115	86,504
E*TRADE Financial Corp.* (Diversified Financial Services)	6,768	151,739
East-West Bancorp, Inc. (Banks)	846	29,965
Eaton Vance Corp. (Diversified Financial Services)	2,115	69,816
Edwards (A.G.), Inc. (Diversified Financial Services)	1,269	80,315
Endurance Specialty Holdings, Ltd.ADR (Insurance)	846	30,947
Equifax, Inc. (Commercial Services)	2,115	85,869
Equity Office Properties Trust (REIT)	5,499	264,887
Equity Residential Properties Trust (REIT)	4,653	236,140
Erie Indemnity Co.—Class A (Insurance)	846	49,051
Essex Property Trust, Inc. (REIT)	423	54,673
Everest Re Group, Ltd.ADR (Insurance)	846	83,001
Fannie Mae (Diversified Financial Services)	15,228	904,391
Federal Realty Investment Trust (REIT)	846	71,910
Federated Investors, Inc.—Class B (Diversified Financial Services)	1,692	57,156
Fifth Third Bancorp (Banks)	7,614	311,641
First American Financial Corp. (Insurance)	1,269	51,623
First Horizon National Corp. (Banks)	2,115	88,365
First Industrial Realty Trust, Inc. (REIT)	846	39,669
Forest City Enterprises, Inc.—Class A (Real Estate)	846	49,406
Franklin Resources, Inc. (Diversified Financial Services)	2,538	279,611
Freddie Mac (Diversified Financial Services)	10,998	746,764
Fulton Financial Corp. (Banks)	2,538	42,385
See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Financials	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

General Growth Properties, Inc. (REIT)	3,384	$176,746
Genworth Financial, Inc.—Class A (Diversified Financial Services)	7,191	246,004
Hanover Insurance Group, Inc. (Insurance)	846	41,285
Hartford Financial Services Group, Inc. (Insurance)	5,076	473,642
HCC Insurance Holdings, Inc. (Insurance)	1,692	54,296
Health Care Property Investors, Inc. (REIT)	2,961	109,024
Health Care REIT, Inc. (REIT)	846	36,395
Highwoods Properties, Inc. (REIT)	846	34,483
Home Properties, Inc. (REIT)	423	25,071
Hospitality Properties Trust (REIT)	1,269	60,316
Host Marriott Corp. (REIT)	8,037	197,308
HRPT Properties Trust (REIT)	3,384	41,792
Hudson City Bancorp, Inc. (Savings & Loans)	8,037	111,554
Huntington Bancshares, Inc. (Banks)	3,384	80,370
IndyMac Bancorp, Inc. (Diversified Financial Services)	1,269	57,308
IntercontinentalExchange, Inc.* (Diversified Financial Services)	846	91,283
Investors Financial Services Corp. (Banks)	846	36,099
iStar Financial, Inc. (REIT)	2,115	101,139
J.P. Morgan Chase & Co. (Diversified Financial Services)	54,567	2,635,586
Janus Capital Group, Inc. (Diversified Financial Services)	2,961	63,928
Jefferies Group, Inc. (Diversified Financial Services)	1,692	45,379
Jones Lang LaSalle, Inc. (Real Estate)	423	38,988
KeyCorp (Banks)	6,345	241,300
Kilroy Realty Corp. (REIT)	423	32,994
Kimco Realty Corp. (REIT)	3,384	152,111
KKR Financial Corp. (REIT)	1,269	33,997
Knight Capital Group, Inc.—Class A* (Diversified Financial Services)	1,692	32,436
Lazard, Ltd.—Class A.ADR (Diversified Financial Services)	846	40,050
Legg Mason, Inc. (Diversified Financial Services)	2,115	201,031
Liberty Property Trust (REIT)	1,269	62,359
Lincoln National Corp. (Insurance)	4,230	280,872
Loews Corp. (Insurance)	7,191	298,211
M&T Bank Corp. (Banks)	1,269	155,021
Mack-Cali Realty Corp. (REIT)	846	43,146
Marsh & McLennan Cos., Inc. (Insurance)	8,460	259,384
Marshall & Ilsley Corp. (Banks)	3,807	183,155
MasterCard, Inc.—Class A (Software)	846	83,322
MBIA, Inc. (Insurance)	2,115	154,522
Mellon Financial Corp. (Banks)	6,345	267,442
Mercantile Bankshares Corp. (Banks)	2,115	98,961
Merrill Lynch & Co., Inc. (Diversified Financial Services)	13,959	1,299,583
MetLife, Inc. (Insurance)	7,191	424,341
MGIC Investment Corp. (Insurance)	1,269	79,363
Moneygram International, Inc. (Software)	1,269	39,796
Moody’s Corp. (Commercial Services)	3,807	262,911
Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	15,228	1,240,016
Nasdaq Stock Market, Inc.* (Diversified Financial Services)	1,692	52,097
National City Corp. (Banks)	9,306	340,227
Nationwide Financial Services (Insurance)	846	45,853
Nationwide Health Properties, Inc. (REIT)	1,269	38,349
New Plan Excel Realty Trust, Inc. (REIT)	1,692	46,496
New York Community Bancorp (Savings & Loans)	4,230	68,103
Northern Trust Corp. (Banks)	2,961	179,703
Nuveen Investments—Class A (Diversified Financial Services)	1,269	65,836
NYSE Group, Inc.* (Diversified Financial Services)	846	82,231
Old Republic International Corp. (Insurance)	3,384	78,780
PartnerRe, Ltd.ADR (Insurance)	846	60,091
People’s Bank (Savings & Loans)	846	37,749
Philadelphia Consolidated Holding Corp.* (Insurance)	846	37,698
Plum Creek Timber Co., Inc. (Forest Products & Paper)	2,961	117,996
PMI Group, Inc. (Insurance)	1,269	59,859
PNC Financial Services Group (Banks)	4,653	344,508
Popular, Inc. (Banks)	3,807	68,336
Post Properties, Inc. (REIT)	846	38,662
Principal Financial Group, Inc. (Insurance)	4,230	248,301
Progressive Corp. (Insurance)	10,998	266,372
Prologis (REIT)	3,807	231,351
Protective Life Corp. (Insurance)	846	40,185
Prudential Financial, Inc. (Insurance)	7,614	653,738
Public Storage, Inc. (REIT)	2,115	206,213
Radian Group, Inc. (Insurance)	1,269	68,412
Raymond James Financial Corp. (Diversified Financial Services)	1,269	38,463
Rayonier, Inc. (Forest Products & Paper)	1,269	52,092
Realogy Corp.* (Real Estate)	3,384	102,604
Realty Income Corp. (REIT)	1,692	46,868
Reckson Associates Realty Corp. (REIT)	1,269	57,866
Regency Centers Corp. (REIT)	1,269	99,198
Regions Financial Corp. (Banks)	11,421	427,145
RenaissanceRe HoldingsADR (Insurance)	846	50,760
SAFECO Corp. (Insurance)	1,692	105,835
Schwab (Diversified Financial Services)	16,074	310,871
SEI Investments Co. (Software)	1,269	75,582
Simon Property Group, Inc. (REIT)	3,384	342,765
Sky Financial Group, Inc. (Banks)	1,692	48,290
SL Green Realty Corp. (REIT)	846	112,332
SLM Corp. (Diversified Financial Services)	6,345	309,446
Sovereign Bancorp, Inc. (Savings & Loans)	5,076	128,880
St. Joe Co. (Real Estate)	1,269	67,980
St. Paul Cos., Inc. (Insurance)	10,998	590,483
StanCorp Financial Group, Inc. (Insurance)	846	38,112
State Street Corp. (Banks)	5,076	342,325
SunTrust Banks, Inc. (Banks)	5,499	464,391
Synovus Financial Corp. (Banks)	4,230	130,411
T. Rowe Price Group, Inc. (Diversified Financial Services)	4,230	185,147
Taubman Centers, Inc. (REIT)	846	43,028
TCF Financial Corp. (Banks)	2,115	57,993
TD Ameritrade Holding Corp. (Diversified Financial Services)	3,807	61,597
TD Banknorth, Inc. (Banks)	1,692	54,618
The Colonial BancGroup, Inc. (Banks)	2,538	65,328
The First Marblehead Corp. (Diversified Financial Services)	846	46,234
The Goldman Sachs Group, Inc. (Diversified Financial Services)	5,922	1,180,551
The Macerich Co. (REIT)	1,269	109,857
Thornburg Mortgage Asset Corp. (REIT)	1,692	42,520
Torchmark Corp. (Insurance)	1,692	107,882
U.S. Bancorp (Banks)	27,495	995,044
UnionBanCal Corp. (Banks)	846	51,818
United Dominion Realty Trust, Inc. (REIT)	2,115	67,236
Unitrin, Inc. (Insurance)	846	42,393
UnumProvident Corp. (Insurance)	5,499	114,269
Valley National Bancorp (Banks)	1,692	44,855
Ventas, Inc. (REIT)	1,692	71,605
Vornado Realty Trust (REIT)	2,115	256,973

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Financials	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

W.R. Berkley Corp. (Insurance)	2,961	$102,184
Wachovia Corp. (Banks)	30,033	1,710,379
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	1,269	34,720
Washington Federal, Inc. (Savings & Loans)	1,269	29,860
Washington Mutual, Inc. (Savings & Loans)	14,805	673,478
Webster Financial Corp. (Banks)	846	41,217
Weingarten Realty Investors (REIT)	1,269	58,514
Wells Fargo & Co. (Banks)	49,491	1,759,900
Whitney Holding Corp. (Banks)	846	27,597
Willis Group Holdings, Ltd.ADR (Insurance)	1,692	67,189
Wilmington Trust Corp. (Banks)	1,269	53,514
XL Capital, Ltd.—Class A (Insurance)	2,961	213,251
Zions Bancorp (Banks)	1,692	139,488

TOTAL COMMON STOCKS
(Cost $37,349,320)		49,578,768

Repurchase Agreements (0.3%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $129,072 (Collateralized by $126,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $131,792)	$129,000	129,000

TOTAL REPURCHASE AGREEMENTS
(Cost $129,000)		129,000

TOTAL INVESTMENT SECURITIES
(Cost $37,478,320)—100.2%		49,707,768
Net other assets (liabilities)—(0.2)%		(97,733)

NET ASSETS—100.0%		$49,610,035

*	Non-income producing security
REIT	Real Estate Investment Trust
ADR	American Depositary Receipt

ProFund VP Financials invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Banks	28.5%
Commercial Services	0.7%
Diversified Financial Services	36.2%
Forest Products & Paper	0.3%
Insurance	20.8%
Real Estate	0.9%
Real Estate Investment Trust	9.9%
Savings & Loans	2.2%
Software	0.4%
Other**	0.1%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Financials

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $37,349,320)	$49,578,768
Repurchase agreements, at cost	129,000

Total Investment Securities	49,707,768
Cash	1,191
Dividends and interest receivable	73,488
Receivable for investments sold	1,171,830
Prepaid expenses	173

Total Assets	50,954,450

Liabilities:
Payable for capital shares redeemed	1,260,832
Advisory fees payable	28,224
Management services fees payable	3,763
Administration fees payable	1,327
Administrative services fees payable	14,742
Distribution fees payable	12,987
Trustee fees payable	8
Transfer agency fees payable	1,287
Fund accounting fees payable	1,980
Compliance services fees payable	832
Other accrued expenses	18,433

Total Liabilities	1,344,415

Net Assets	$49,610,035

Net Assets consist of:
Capital	$43,297,856
Accumulated net investment income (loss)	349,425
Accumulated net realized gains (losses) on investments	(6,266,694)
Net unrealized appreciation (depreciation) on investments	12,229,448

Net Assets	$49,610,035

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,220,717

Net Asset Value (offering and redemption price per share)	$40.64

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$995,176
Interest	4,342

Total Investment Income	999,518

Expenses:
Advisory fees	290,264
Management services fees	58,053
Administration fees	11,893
Transfer agency fees	11,208
Administrative services fees	139,370
Distribution fees	96,755
Custody fees	28,134
Fund accounting fees	17,589
Trustee fees	492
Compliance services fees	972
Other fees	26,076

Total Gross Expenses before reductions	680,806
Less Expenses reduced by the Advisor	(30,713)

Total Net Expenses	650,093

Net Investment Income (Loss)	349,425

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(44,845)
Net realized gains (losses) on swap agreements	63
Change in net unrealized appreciation/depreciation on investments	5,184,077

Net Realized and Unrealized Gains (Losses) on Investments	5,139,295

Change in Net Assets Resulting from Operations	$5,488,720

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Financials

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$349,425	$196,539
Net realized gains (losses) on investments	(44,782)	193,060
Change in net unrealized appreciation/depreciation on investments	5,184,077	581,285

Change in net assets resulting from operations	5,488,720	970,884

Distributions to Shareholders From:
Net investment income	(196,539)	(179,899)

Change in net assets resulting from distributions	(196,539)	(179,899)

Capital Transactions:
Proceeds from shares issued	117,432,507	86,605,195
Dividends reinvested	196,539	179,899
Value of shares redeemed	(109,235,218)	(82,418,733)

Change in net assets resulting from capital transactions	8,393,828	4,366,361

Change in net assets	13,686,009	5,157,346
Net Assets:
Beginning of period	35,924,026	30,766,680

End of period	$49,610,035	$35,924,026

Accumulated net investment income (loss)	$349,425	$196,539

Share Transactions:
Issued	3,141,286	2,615,392
Reinvested	5,213	5,486
Redeemed	(2,957,018)	(2,499,975)

Change in shares	189,481	120,903

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Financials

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$34.84	$33.80	$30.72	$23.85	$28.02

Investment Activities:
Net investment income (loss)(a)	0.34	0.27	0.20	0.11	0.06
Net realized and unrealized gains (losses) on investments	5.69	1.06	2.97	6.80	(4.23)

Total income (loss) from investment activities	6.03	1.33	3.17	6.91	(4.17)

Distributions to Shareholders From:
Net investment income	(0.23)	(0.29)	(0.09)	(0.04)	—

Net Asset Value, End of Period	$40.64	$34.84	$33.80	$30.72	$23.85

Total Return	17.35%	3.98%	10.34%	28.99%	(14.88)%
Ratios to Average Net Assets:
Gross expenses	1.76%	1.92%	1.92%	2.07%	2.14%
Net expenses	1.68%	1.92%	1.92%	1.98%	1.98%
Net investment income (loss)	0.90%	0.80%	0.63%	0.42%	0.22%

Supplemental Data:
Net assets, end of period (000’s)	$49,610	$35,924	$30,767	$21,024	$11,898
Portfolio turnover rate(b)	247%	316%	595%	726%	1,341%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Health Care

The ProFund VP Health Care seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Health Care Index. For the year ended December 31, 2006, the Fund had a total return of 5.25%, compared to a total return of 6.88%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Health Care Index measures the performance of the health care industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Merck (+42.66%), Abbott Laboratories (+26.88%), and Pfizer (+15.22%), while the bottom three performers in this group were United Health Group (–13.49%), Amgen (–13.38%), and Medtronic (–6.29%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Health Care from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (1/22/01)

ProFund VP Health Care	5.25%	0.73%	(0.29)%

Dow Jones U.S. Health Care Index	6.88%	2.74%	1.72%

S&P 500 Index	15.80%	6.19%	2.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Health Care

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Health Care seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Health Care Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.3%

Total Exposure	100.3%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Health Care Index - Composition
% of Index

Pharmaceuticals & Biotechnology	63.6%
Health Care Equipment & Services	36.4%

PROFUNDS VP ProFund VP Health Care	Schedule of Portfolio Investments December 31, 2006

Common Stocks (100.3%)
	Shares	Value

Abbott Laboratories (Pharmaceuticals)	60,060	$2,925,523
Abraxis Bioscience, Inc.* (Pharmaceuticals)	660	18,044
Advanced Medical Optics, Inc.* (Healthcare-Products)	2,640	92,928
Aetna, Inc. (Healthcare-Services)	20,460	883,463
Affymetrix, Inc.* (Biotechnology)	2,640	60,878
Alcon, Inc.ADR (Healthcare-Products)	3,300	368,841
Alexion Pharmaceuticals, Inc.* (Biotechnology)	1,320	53,315
Alkermes, Inc.* (Pharmaceuticals)	3,960	52,945
Allergan, Inc. (Pharmaceuticals)	5,940	711,256
Alpharma, Inc.—Class A (Pharmaceuticals)	1,980	47,718
American Medical Systems Holdings, Inc.* (Healthcare-Products)	2,640	48,893
AMERIGROUP Corp.* (Healthcare-Services)	1,980	71,062
Amgen, Inc.* (Biotechnology)	45,540	3,110,837
Amylin Pharmaceuticals, Inc.* (Pharmaceuticals)	4,620	166,643
Applera Corp.—Applied Biosystems Group (Electronics)	7,260	266,369
Applera Corp.—Celera Genomics Group* (Biotechnology)	3,300	46,167
Apria Healthcare Group, Inc.* (Healthcare-Services)	1,980	52,767
ArthroCare Corp.* (Healthcare-Products)	1,320	52,694
Bard (C.R.), Inc. (Healthcare-Products)	3,960	328,561
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	3,960	198,475
Bausch & Lomb, Inc. (Healthcare-Products)	1,980	103,079
Baxter International, Inc. (Healthcare-Products)	25,740	1,194,079
Beckman Coulter, Inc. (Healthcare-Products)	2,640	157,872
Becton, Dickinson & Co. (Healthcare-Products)	9,240	648,186
Bio-Rad Laboratories, Inc.—Class A* (Biotechnology)	660	54,463
Biogen Idec, Inc.* (Biotechnology)	13,200	649,308
BioMarin Pharmaceutical, Inc.* (Pharmaceuticals)	3,300	54,087
Biomet, Inc. (Healthcare-Products)	8,580	354,097
Biosite Diagnostics, Inc.* (Healthcare-Products)	660	32,241
Boston Scientific Corp.* (Healthcare-Products)	52,800	907,104
Bristol-Myers Squibb Co. (Pharmaceuticals)	75,900	1,997,688
Brookdale Senior Living, Inc. (Healthcare-Services)	1,980	95,040
Caremark Rx, Inc. (Pharmaceuticals)	16,500	942,315
Celgene Corp.* (Biotechnology)	14,520	835,336
Centene Corp.* (Healthcare-Services)	1,980	48,649
Cephalon, Inc.* (Pharmaceuticals)	2,640	185,882
Charles River Laboratories International, Inc.* (Biotechnology)	2,640	114,180
CIGNA Corp. (Insurance)	3,960	521,017
Community Health Systems, Inc.* (Healthcare-Services)	3,960	144,619
Cooper Cos., Inc. (Healthcare-Products)	1,980	88,110
Covance, Inc.* (Healthcare-Services)	2,640	155,522
Coventry Health Care, Inc.* (Healthcare-Services)	5,940	297,297
Cubist Pharmaceuticals, Inc.* (Pharmaceuticals)	1,980	35,858
CV Therapeutics, Inc.* (Pharmaceuticals)	1,980	27,641
Cyberonics, Inc.* (Healthcare-Products)	660	13,622
CYTYC Corp.* (Healthcare-Products)	4,620	130,746
Dade Behring Holdings, Inc. (Healthcare-Products)	3,300	131,373
Datascope Corp. (Healthcare-Products)	660	24,050
DaVita, Inc.* (Healthcare-Services)	3,960	225,245
Delta & Pine Land Co. (Agriculture)	1,320	53,394
DENTSPLY International, Inc. (Healthcare-Products)	5,280	157,608
Edwards Lifesciences Corp.* (Healthcare-Products)	1,980	93,139
Eli Lilly & Co. (Pharmaceuticals)	37,620	1,960,002
Endo Pharmaceuticals Holdings, Inc.* (Pharmaceuticals)	5,280	145,622
Enzo Biochem, Inc.* (Biotechnology)	1,320	18,836
Enzon, Inc.* (Biotechnology)	1,980	16,850
eResearch Technology, Inc.* (Internet)	1,320	8,884
Express Scripts, Inc.* (Pharmaceuticals)	4,620	330,792
Forest Laboratories, Inc.* (Pharmaceuticals)	12,540	634,524
Gen-Probe, Inc.* (Healthcare-Products)	1,980	103,693
Genentech, Inc.* (Biotechnology)	17,820	1,445,737
Genzyme Corp.* (Biotechnology)	9,900	609,642
Gilead Sciences, Inc.* (Pharmaceuticals)	17,820	1,157,053
Haemonetics Corp.* (Healthcare-Products)	1,320	59,426
Health Management Associates, Inc.—Class A (Healthcare-Services)	9,240	195,056
Health Net, Inc.* (Healthcare-Services)	4,620	224,809
HEALTHSOUTH Corp.* (Healthcare-Services)	3,300	74,745
Healthways, Inc.* (Healthcare-Services)	1,320	62,977
Henry Schein, Inc.* (Healthcare-Products)	3,300	161,634
Hillenbrand Industries, Inc. (Healthcare-Products)	1,980	112,721
Hologic, Inc.* (Healthcare-Products)	1,980	93,614
Hospira, Inc.* (Pharmaceuticals)	5,940	199,465
Human Genome Sciences, Inc.* (Biotechnology)	5,280	65,683
Humana, Inc.* (Healthcare-Services)	6,600	365,046
ICOS Corp.* (Biotechnology)	2,640	89,206
IDEXX Laboratories, Inc.* (Healthcare-Products)	1,320	104,676
Illumina, Inc.* (Biotechnology)	1,980	77,834
ImClone Systems, Inc.* (Pharmaceuticals)	2,640	70,646
Immucor, Inc.* (Healthcare-Products)	2,640	77,167
Incyte Genomics, Inc.* (Biotechnology)	3,300	19,272
InterMune, Inc.* (Biotechnology)	1,320	40,590

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Health Care	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Intuitive Surgical, Inc.* (Healthcare-Products)	1,320	$126,588
Invacare Corp. (Healthcare-Products)	1,320	32,406
Invitrogen Corp.* (Biotechnology)	1,980	112,048
Johnson & Johnson (Healthcare-Products)	112,860	7,451,017
Kinetic Concepts, Inc.* (Healthcare-Products)	1,980	78,309
King Pharmaceuticals, Inc.* (Pharmaceuticals)	9,240	147,101
Kyphon, Inc.* (Healthcare-Products)	1,980	79,992
Laboratory Corp. of America Holdings* (Healthcare-Services)	4,620	339,431
LifePoint Hospitals, Inc.* (Healthcare-Services)	1,980	66,726
Lincare Holdings, Inc.* (Healthcare-Services)	3,300	131,472
Magellan Health Services, Inc.* (Healthcare-Services)	1,320	57,050
Manor Care, Inc. (Healthcare-Services)	2,640	123,869
Medarex, Inc.* (Pharmaceuticals)	4,620	68,330
Medco Health Solutions, Inc.* (Pharmaceuticals)	11,220	599,597
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	1,980	69,557
MedImmune, Inc.* (Biotechnology)	9,240	299,099
Medtronic, Inc. (Healthcare-Products)	44,880	2,401,529
Mentor Corp. (Healthcare-Products)	1,320	64,508
Merck & Co., Inc. (Pharmaceuticals)	85,140	3,712,105
MGI Pharma, Inc.* (Pharmaceuticals)	3,300	60,753
Millennium Pharmaceuticals, Inc.* (Biotechnology)	12,540	136,686
Millipore Corp.* (Biotechnology)	1,980	131,868
Molecular Devices Corp.* (Electronics)	660	13,906
Mylan Laboratories, Inc. (Pharmaceuticals)	7,920	158,083
Myriad Genetics, Inc.* (Biotechnology)	1,320	41,316
Nabi Biopharmaceuticals* (Pharmaceuticals)	2,640	17,899
Nektar Therapeutics* (Biotechnology)	3,300	50,193
Neurocrine Biosciences, Inc.* (Pharmaceuticals)	1,320	13,754
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	660	16,797
Odyssey Healthcare, Inc.* (Healthcare-Services)	1,320	17,503
Onyx Pharmaceuticals, Inc.* (Pharmaceuticals)	1,980	20,948
OSI Pharmaceuticals, Inc.* (Pharmaceuticals)	1,980	69,260
Owens & Minor, Inc. (Distribution/Wholesale)	1,320	41,276
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	1,320	29,528
PAREXEL International Corp.* (Commercial Services)	1,320	38,240
Patterson Cos., Inc.* (Healthcare-Products)	5,280	187,493
PDL BioPharma, Inc.* (Biotechnology)	4,620	93,047
Pediatrix Medical Group, Inc.* (Healthcare-Services)	1,980	96,822
Perrigo Co. (Pharmaceuticals)	3,300	57,090
Pfizer, Inc. (Pharmaceuticals)	281,160	7,282,045
Pharmaceutical Product Development, Inc. (Commercial Services)	3,960	127,592
PolyMedica Corp. (Healthcare-Products)	660	26,671
PSS World Medical, Inc.* (Healthcare-Products)	2,640	51,559
Psychiatric Solutions, Inc.* (Healthcare-Services)	1,980	74,290
Quest Diagnostics, Inc. (Healthcare-Services)	5,940	314,820
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	2,640	52,985
ResMed, Inc.* (Healthcare-Products)	3,300	162,426
Respironics, Inc.* (Healthcare-Products)	2,640	99,660
Savient Pharmaceuticals, Inc.* (Biotechnology)	1,980	22,196
Schering-Plough Corp. (Pharmaceuticals)	57,420	1,357,409
Sepracor, Inc.* (Pharmaceuticals)	3,960	243,857
Sierra Health Services, Inc.* (Healthcare-Services)	1,980	71,359
St. Jude Medical, Inc.* (Healthcare-Products)	13,860	506,722
STERIS Corp. (Healthcare-Products)	2,640	66,449
Stryker Corp. (Healthcare-Products)	10,560	581,962
Sunrise Assisted Living, Inc.* (Healthcare-Services)	1,980	60,826
Techne Corp.* (Healthcare-Products)	1,320	73,194
Telik, Inc.* (Biotechnology)	1,980	8,771
Tenet Healthcare Corp.* (Healthcare-Services)	18,480	128,806
The Medicines Co.* (Pharmaceuticals)	1,980	62,806
Theravance, Inc.* (Pharmaceuticals)	1,980	61,162
Thermo Electron Corp.* (Electronics)	15,840	717,394
Triad Hospitals, Inc.* (Healthcare-Services)	3,300	138,039
United Surgical Partners International, Inc.* (Healthcare-Services)	1,980	56,133
United Therapeutics Corp.* (Pharmaceuticals)	660	35,884
UnitedHealth Group, Inc. (Healthcare-Services)	52,800	2,836,945
Universal Health Services, Inc.—Class B (Healthcare-Services)	1,980	109,751
Valeant Pharmaceuticals International (Pharmaceuticals)	3,300	56,892
Varian Medical Systems, Inc.* (Healthcare-Products)	5,280	251,170
Varian, Inc.* (Electronics)	1,320	59,123
Ventana Medical Systems, Inc.* (Healthcare-Products)	1,320	56,800
Vertex Pharmaceuticals, Inc.* (Biotechnology)	4,620	172,880
Viasys Healthcare, Inc.* (Healthcare-Products)	1,320	36,722
Waters Corp.* (Electronics)	3,960	193,921
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	3,960	103,079
WellCare Health Plans, Inc.* (Healthcare-Services)	1,320	90,948
WellPoint, Inc.* (Healthcare-Services)	24,420	1,921,610
Wyeth (Pharmaceuticals)	52,140	2,654,969
Zimmer Holdings, Inc.* (Healthcare-Products)	9,240	724,231

TOTAL COMMON STOCKS (Cost $54,724,603)		67,463,682

Repurchase Agreements (1.4%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $963,536 (Collateralized by $940,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $983,211)	$963,000	963,000

TOTAL REPURCHASE AGREEMENTS (Cost $963,000)		963,000

TOTAL INVESTMENT SECURITIES (Cost $55,687,603)—101.7%		68,426,682
Net other assets (liabilities)—(1.7)%		(1,138,495)

NET ASSETS—100.0%		$67,288,187

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Health Care invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Agriculture	0.1%
Biotechnology	12.5%
Commercial Services	0.2%
Distribution/Wholesale	0.1%
Electronics	1.9%
Healthcare-Products	27.8%
Healthcare-Services	14.2%
Insurance	0.8%
Internet	NM
Pharmaceuticals	42.7%
Other**	(0.3)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Health Care

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $54,724,603)	$67,463,682
Repurchase agreements, at cost	963,000

Total Investment Securities	68,426,682
Cash	550
Dividends and interest receivable	56,356
Receivable for capital shares issued	47,236
Prepaid expenses	150

Total Assets	68,530,974

Liabilities:
Payable for investments purchased	1,124,612
Advisory fees payable	49,029
Management services fees payable	6,537
Administration fees payable	1,683
Administrative services fees payable	18,772
Distribution fees payable	15,496
Trustee fees payable	10
Transfer agency fees payable	1,631
Fund accounting fees payable	2,459
Compliance services fees payable	1,111
Other accrued expenses	21,447

Total Liabilities	1,242,787

Net Assets	$67,288,187

Net Assets consist of:
Capital	$67,567,598
Accumulated net realized gains (losses) on investments	(13,018,490)
Net unrealized appreciation (depreciation) on investments	12,739,079

Net Assets	$67,288,187

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,282,867

Net Asset Value (offering and redemption price per share)	$29.48

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$671,413
Interest	5,087

Total Investment Income	676,500

Expenses:
Advisory fees	353,758
Management services fees	70,752
Administration fees	14,560
Transfer agency fees	13,775
Administrative services fees	172,922
Distribution fees	117,919
Custody fees	21,445
Fund accounting fees	21,019
Trustee fees	562
Compliance services fees	1,231
Other fees	34,165
Recoupment of prior expenses reimbursed by the Advisor	7,581

Total Gross Expenses before reductions	829,689
Less Expenses reduced by the Advisor	(16,984)

Total Net Expenses	812,705

Net Investment Income (Loss)	(136,205)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	978,919
Change in net unrealized appreciation/depreciation on investments	2,391,395

Net Realized and Unrealized Gains (Losses) on Investments	3,370,314

Change in Net Assets Resulting from Operations	$3,234,109

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Health Care

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(136,205)	$(279,417)
Net realized gains (losses) on investments	978,919	(1,211,488)
Change in net unrealized appreciation/depreciation on investments	2,391,395	4,081,068

Change in net assets resulting from operations	3,234,109	2,590,163

Capital Transactions:
Proceeds from shares issued	78,539,238	177,763,102
Value of shares redeemed	(71,792,596)	(163,063,035)

Change in net assets resulting from capital transactions	6,746,642	14,700,067

Change in net assets	9,980,751	17,290,230
Net Assets:
Beginning of period	57,307,436	40,017,206

End of period	$67,288,187	$57,307,436

Share Transactions:
Issued	2,779,584	6,552,099
Redeemed	(2,542,908)	(6,020,634)

Change in shares	236,676	531,465

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Health Care
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$28.01	$26.42	$25.81	$21.98	$28.43

Investment Activities:
Net investment income (loss)(a)	(0.08)	(0.15)	(0.13)	(0.15)	(0.13)
Net realized and unrealized gains (losses) on investments	1.55	1.74	0.74	3.98	(6.32)

Total income (loss) from investment activities	1.47	1.59	0.61	3.83	(6.45)

Net Asset Value, End of Period	$29.48	$28.01	$26.42	$25.81	$21.98

Total Return	5.25%	6.02%	2.36%	17.42%	(22.69)%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.89%	1.91%	2.04%	2.14%
Net expenses	1.72%	1.89%	1.91%	1.97%	1.98%
Net investment income (loss)	(0.29)%	(0.57)%	(0.51)%	(0.63)%	(0.54)%

Supplemental Data:
Net assets, end of period (000’s)	$67,288	$57,307	$40,017	$25,286	$14,622
Portfolio turnover rate(b)	123%	310%	464%	877%	897%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Industrials

The ProFund VP Industrials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrials Index. For the year ended December 31, 2006, the Fund had a total return of 11.66%, compared to a total return of 13.87%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Industrials Index measures the performance of the industrial industry of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Boeing (+28.38%), Emerson Electric (+20.68%), and United Technologies (+13.65%), while the bottom three performers in this group were United Parcel Service Class B (+1.76%), 3M (+2.98%), and FedEx (+5.40%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Industrials from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)
ProFund VP Industrials	11.66%	6.35%
Dow Jones U.S. Industrials Index	13.87%	9.39%
S&P 500 Index	15.80%	7.81%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Industrials

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Industrials seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Industrials Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.8%

Total Exposure	100.8%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Industrials Index - Composition
% of Index

General Industrials	33.7%
Aerospace and Defense	14.7%
Support Services	14.3%
Industrial Transportation	11.6%
Industrial Engineering	10.2%
Electronic & Electrical Equipment	9.5%
Construction & Materials	6.0%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Industrials	December 31, 2006

Common Stocks (100.8%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	3,471	$270,495
AAR Corp.* (Aerospace/Defense)	178	5,196
Accenture, Ltd.—Class AADR (Commercial Services)	3,026	111,750
Actuant Corp.—Class A (Miscellaneous Manufacturing)	178	8,482
Acuity Brands, Inc. (Miscellaneous Manufacturing)	178	9,263
Acxiom Corp. (Software)	356	9,131
Administaff, Inc. (Commercial Services)	89	3,807
Affiliated Computer Services, Inc.—Class A* (Computers)	534	26,080
AGCO Corp.* (Machinery-Diversified)	445	13,768
Agilent Technologies, Inc.* (Electronics)	2,047	71,338
Alexander & Baldwin, Inc. (Transportation)	178	7,893
Alliance Data Systems Corp.* (Commercial Services)	356	22,239
Alliant Techsystems, Inc.* (Aerospace/Defense)	178	13,918
Allied Waste Industries, Inc.* (Environmental Control)	1,424	17,501
American Commercial Lines, Inc.* (Transportation)	89	5,830
American Standard Cos. (Building Materials)	890	40,807
Ametek, Inc. (Electrical Components & Equipment)	534	17,003
Amphenol Corp.—Class A (Electronics)	445	27,626
Anixter International, Inc.* (Telecommunications)	178	9,665
AptarGroup, Inc. (Miscellaneous Manufacturing)	178	10,509
Armor Holdings, Inc.* (Aerospace/Defense)	178	9,763
Arrow Electronics, Inc.* (Electronics)	623	19,656
Automatic Data Processing, Inc. (Software)	2,848	140,264
Avnet, Inc.* (Electronics)	712	18,177
Ball Corp. (Packaging & Containers)	534	23,282
BE Aerospace, Inc.* (Aerospace/Defense)	356	9,142
BearingPoint, Inc.* (Commercial Services)	979	7,705
Belden, Inc. (Electrical Components & Equipment)	267	10,437
Bemis Co., Inc. (Packaging & Containers)	534	18,145
Benchmark Electronics, Inc.* (Electronics)	356	8,672
Boeing Co. (Aerospace/Defense)	3,649	324,178
Brady Corp.—Class A (Electronics)	267	9,954
Bucyrus International, Inc.—Class A (Machinery-Construction & Mining)	178	9,213
Burlington Northern Santa Fe Corp. (Transportation)	1,869	137,951
C.H. Robinson Worldwide, Inc. (Transportation)	890	36,392
Carlisle Cos., Inc. (Miscellaneous Manufacturing)	178	13,973
Caterpillar, Inc. (Machinery-Construction & Mining)	3,382	207,418
Ceradyne, Inc.* (Miscellaneous Manufacturing)	89	5,029
Ceridian Corp.* (Computers)	712	19,922
CheckFree Corp.* (Internet)	356	14,297
Choicepoint, Inc.* (Commercial Services)	445	17,524
Clarcor, Inc. (Miscellaneous Manufacturing)	267	9,027
Coherent, Inc.* (Electronics)	178	5,619
Commscope, Inc.* (Telecommunications)	267	8,138
Con-way, Inc. (Transportation)	267	11,759
Convergys Corp.* (Commercial Services)	712	16,931
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	534	48,290
Corrections Corp.of America* (Commercial Services)	267	12,076
Crane Co. (Miscellaneous Manufacturing)	267	9,783
Crown Holdings, Inc.* (Packaging & Containers)	801	16,757
CSX Corp. (Transportation)	2,225	76,607
Cummins, Inc. (Machinery-Diversified)	267	31,554
Curtiss-Wright Corp. (Aerospace/Defense)	267	9,900
Danaher Corp. (Miscellaneous Manufacturing)	1,246	90,260
Deere & Co. (Machinery-Diversified)	1,157	109,997
Deluxe Corp. (Commercial Services)	267	6,728
Dionex Corp.* (Electronics)	89	5,047
Donaldson Co., Inc. (Miscellaneous Manufacturing)	356	12,357
Dover Corp. (Miscellaneous Manufacturing)	1,068	52,353
DRS Technologies, Inc. (Aerospace/Defense)	178	9,377
Eagle Materials, Inc.—Class A (Building Materials)	267	11,542
Eaton Corp. (Miscellaneous Manufacturing)	801	60,187
eFunds Corp.* (Software)	267	7,343
EGL, Inc.* (Transportation)	178	5,301
EMCOR Group, Inc.* (Engineering & Construction)	178	10,119
Emdeon Corp.* (Internet)	801	9,924
Emerson Electric Co. (Electrical Components & Equipment)	4,094	180,423
Energy Conversion Devices, Inc.* (Electrical Components & Equipment)	178	6,048
ESCO Technologies, Inc.* (Miscellaneous Manufacturing)	89	4,044
Esterline Technologies Corp.* (Aerospace/Defense)	89	3,580
Expeditors International of Washington, Inc. (Transportation)	1,068	43,254
Fastenal Co. (Distribution/Wholesale)	712	25,547
FedEx Corp. (Transportation)	1,424	154,674
Fidelity National Information Services, Inc. (Software)	1,424	57,088
First Data Corp. (Software)	3,916	99,936
Fiserv, Inc.* (Software)	890	46,654
Flextronics International, Ltd.*ADR (Electronics)	2,937	33,717
FLIR Systems, Inc.* (Electronics)	356	11,331
Florida Rock Industries, Inc. (Building Materials)	267	11,494
Flowserve Corp.* (Machinery-Diversified)	267	13,475

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Industrials	December 31, 2006

Common Stocks, continued
	Shares	Value

Fluor Corp. (Engineering & Construction)	445	$36,334
Fortune Brands, Inc. (Household Products/Wares)	801	68,397
Forward Air Corp. (Transportation)	178	5,150
Foster Wheeler, Ltd.*ADR (Engineering & Construction)	356	19,630
FTI Consulting, Inc.* (Commercial Services)	178	4,964
Gardner Denver, Inc.* (Machinery-Diversified)	267	9,962
GATX Corp. (Trucking & Leasing)	267	11,569
General Cable Corp.* (Electrical Components & Equipment)	267	11,671
General Dynamics Corp. (Aerospace/Defense)	1,691	125,726
General Electric Co. (Miscellaneous Manufacturing)	53,222	1,980,391
General Maritime Corp.ADR (Transportation)	178	6,264
Genesee & Wyoming, Inc.—Class A* (Transportation)	178	4,671
Global Payments, Inc. (Software)	445	20,604
Goodrich Corp. (Aerospace/Defense)	623	28,378
Graco, Inc. (Machinery-Diversified)	356	14,105
Granite Construction, Inc. (Engineering & Construction)	178	8,957
Harland (John H.) Co. (Household Products/Wares)	89	4,468
Harsco Corp. (Miscellaneous Manufacturing)	178	13,546
Hewitt Associates, Inc.* (Commercial Services)	534	13,751
Hexcel Corp.* (Aerospace/Defense Equipment)	445	7,747
Honeywell International, Inc. (Miscellaneous Manufacturing)	3,827	173,133
Hubbell, Inc.—Class B (Electrical Components & Equipment)	267	12,071
IDEX Corp. (Machinery-Diversified)	267	12,658
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	2,492	115,105
IMS Health, Inc. (Software)	979	26,903
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	1,602	62,686
Iron Mountain, Inc.* (Commercial Services)	623	25,755
Itron, Inc.* (Electronics)	89	4,614
ITT Industries, Inc. (Miscellaneous Manufacturing)	979	55,627
J.B. Hunt Transport Services, Inc. (Transportation)	534	11,091
Jabil Circuit, Inc. (Electronics)	979	24,034
Jacobs Engineering Group, Inc.* (Engineering & Construction)	267	21,771
Jacuzzi Brands, Inc.* (Miscellaneous Manufacturing)	356	4,425
Joy Global, Inc. (Machinery-Construction & Mining)	623	30,116
Kansas City Southern Industries, Inc.* (Transportation)	356	10,317
Kaydon Corp. (Metal Fabricate/Hardware)	178	7,074
Kennametal, Inc. (Hand/Machine Tools)	178	10,475
Kirby Corp.* (Transportation)	267	9,113
L-3 Communications Holdings, Inc. (Aerospace/Defense)	623	50,949
Labor Ready, Inc.* (Commercial Services)	267	4,894
Landstar System, Inc. (Transportation)	267	10,194
Lennox International, Inc. (Building Materials)	356	10,897
Lincoln Electric Holdings, Inc. (Hand/Machine Tools)	178	10,755
Lockheed Martin Corp. (Aerospace/Defense)	1,691	155,690
Louisiana-Pacific Corp. (Forest Products & Paper)	534	11,497
Manitowoc Co. (Machinery-Diversified)	356	21,157
Manpower, Inc. (Commercial Services)	445	33,344
Martin Marietta Materials (Building Materials)	267	27,744
Masco Corp. (Building Materials)	2,047	61,144
McDermott International, Inc.*ADR (Engineering & Construction)	534	27,159
MDU Resources Group, Inc. (Electric)	890	22,820
MeadWestvaco Corp. (Forest Products & Paper)	890	26,753
Mettler Toledo International, Inc.* (Electrical Components & Equipment)	178	14,035
Mine Safety Appliances Co. (Environmental Control)	178	6,524
Molex, Inc. (Electrical Components & Equipment)	356	11,260
Molex, Inc.,—Class A (Electrical Components & Equipment)	356	9,861
Monster Worldwide, Inc.* (Internet)	623	29,057
Moog, Inc.—Class A* (Aerospace/Defense)	178	6,798
MPS Group, Inc.* (Commercial Services)	534	7,572
MSC Industrial Direct Co.—Class A (Retail)	267	10,453
Mueller Industries, Inc. (Metal Fabricate/Hardware)	178	5,643
Mueller Water Products, Inc.—Class B* (Metal Fabricate/Hardware)	445	6,631
National Instruments Corp. (Computers)	267	7,273
Navigant Consulting Co.* (Commercial Services)	267	5,276
Navistar International Corp.* (Auto Manufacturers)	356	11,901
NCI Building Systems, Inc.* (Building Materials)	89	4,606
NeuStar, Inc.* (Telecommunications)	356	11,549
Nordson Corp. (Machinery-Diversified)	178	8,870
Norfolk Southern Corp. (Transportation)	2,047	102,944
Northrop Grumman Corp. (Aerospace/Defense)	1,602	108,455
OMI Corp.ADR (Transportation)	356	7,537
Orbital Sciences Corp.* (Aerospace/Defense)	267	4,923
Oshkosh Truck Corp. (Auto Manufacturers)	356	17,238
Overseas Shipholding Group, Inc. (Transportation)	178	10,021
Owens-Illinois, Inc.* (Packaging & Containers)	712	13,136
PACCAR, Inc. (Auto Manufacturers)	1,246	80,865
Pacer International, Inc. (Transportation)	178	5,299
Packaging Corp. of America (Packaging & Containers)	445	9,835
Pactiv Corp.* (Packaging & Containers)	712	25,411
Pall Corp. (Miscellaneous Manufacturing)	623	21,525
Parker Hannifin Corp. (Miscellaneous Manufacturing)	623	47,896
Paychex, Inc. (Commercial Services)	1,691	66,862
Pentair, Inc. (Miscellaneous Manufacturing)	534	16,768
PerkinElmer, Inc. (Electronics)	623	13,849
PHH Corp.* (Commercial Services)	267	7,708
Plexus Corp.* (Electronics)	267	6,376
Precision Castparts Corp. (Metal Fabricate/Hardware)	712	55,734
Quanex Corp. (Metal Fabricate/Hardware)	178	6,157
Quanta Services, Inc.* (Commercial Services)	534	10,504
R.R. Donnelley & Sons Co. (Commercial Services)	1,068	37,957
Raytheon Co. (Aerospace/Defense)	2,314	122,179
Regal-Beloit Corp. (Hand/Machine Tools)	178	9,347
Republic Services, Inc. (Environmental Control)	623	25,337
Resources Connection, Inc.* (Commercial Services)	267	8,501
Robert Half International, Inc. (Commercial Services)	890	33,037
Rockwell Collins, Inc. (Aerospace/Defense)	890	56,328
Rockwell International Corp. (Machinery-Diversified)	801	48,925
Roper Industries, Inc. (Miscellaneous Manufacturing)	445	22,357
Ryder System, Inc. (Transportation)	267	13,633
Sanmina-SCI Corp.* (Electronics)	2,759	9,519
Sealed Air Corp. (Packaging & Containers)	445	28,890
Shaw Group, Inc.* (Engineering & Construction)	356	11,926
Sherwin-Williams Co. (Chemicals)	623	39,610
Simpson Manufacturing Co., Inc. (Building Materials)	178	5,634
Smurfit-Stone Container Corp.* (Packaging & Containers)	1,335	14,098
Solectron Corp.* (Electronics)	4,628	14,902
Sonoco Products Co. (Packaging & Containers)	534	20,324
SPX Corp. (Miscellaneous Manufacturing)	267	16,330
Stericycle, Inc.* (Environmental Control)	267	20,159
Swift Transportation Co., Inc.* (Transportation)	267	7,014
Symbol Technologies, Inc. (Electronics)	1,335	19,945
Technitrol, Inc. (Electronics)	178	4,252
Teekay Shipping Corp.ADR (Transportation)	178	7,764
Tektronix, Inc. (Electronics)	445	12,981
Teledyne Technologies, Inc.* (Aerospace/Defense)	178	7,143
Teleflex, Inc. (Miscellaneous Manufacturing)	178	11,492
Temple-Inland, Inc. (Forest Products & Paper)	534	24,580
Terex Corp.* (Machinery-Construction & Mining)	534	34,486
Tetra Tech, Inc.* (Environmental Control)	267	4,830
Texas Industries, Inc. (Building Materials)	89	5,716

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Industrials	December 31, 2006

Common Stocks, continued
	Shares	Value

Textron, Inc. (Miscellaneous Manufacturing)	534	$50,073
The Brink’s Co. (Miscellaneous Manufacturing)	267	17,067
The Corporate Executive Board Co. (Commercial Services)	178	15,611
The Genlyte Group, Inc.* (Building Materials)	89	6,952
Thomas & Betts Corp.* (Electronics)	267	12,624
Timken Co. (Metal Fabricate/Hardware)	445	12,985
Toro Co. (Housewares)	178	8,300
Trimble Navigation, Ltd.* (Electronics)	267	13,545
Trinity Industries, Inc. (Miscellaneous Manufacturing)	445	15,664
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	10,324	313,850
Union Pacific Corp. (Transportation)	1,335	122,847
United Parcel Service, Inc.—Class B (Transportation)	3,382	253,581
United Rentals, Inc.* (Commercial Services)	356	9,053
United Technologies Corp. (Aerospace/Defense)	4,806	300,472
URS Corp.* (Engineering & Construction)	267	11,441
USG CORP.* (Building Materials)	356	19,509
UTI Worldwide, Inc.ADR (Transportation)	445	13,306
Vishay Intertechnology, Inc.* (Electronics)	890	12,051
Vulcan Materials Co. (Building Materials)	445	39,992
W.W. Grainger, Inc. (Distribution/Wholesale)	356	24,899
Wabtec Corp. (Machinery-Diversified)	267	8,111
Walter Industries, Inc. (Holding Companies-Diversified)	267	7,222
Washington Group International, Inc.* (Engineering & Construction)	178	10,643
Waste Connections, Inc.* (Environmental Control)	267	11,094
Waste Management, Inc. (Environmental Control)	2,759	101,448
Watsco, Inc. (Distribution/Wholesale)	89	4,197
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	178	8,037
Werner Enterprises, Inc. (Transportation)	267	4,667
WESCO International, Inc.* (Distribution/Wholesale)	267	15,702
West Pharmaceutical Services, Inc. (Healthcare-Products)	178	9,119
Western Union Co. (Commercial Services)	3,916	87,797
World Fuel Services Corp. (Retail)	178	7,914
YRC Worldwide Inc.* (Transportation)	267	10,074
Zebra Technologies Corp.—Class A* (Machinery-Diversified)	356	12,385

TOTAL COMMON STOCKS
(Cost $6,665,050)		9,657,666

Repurchase Agreements (0.1%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $12,007 (Collateralized by $12,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $12,552)	$12,000	12,000

TOTAL REPURCHASE AGREEMENTS
(Cost $12,000)		12,000

TOTAL INVESTMENT SECURITIES
(Cost $6,677,050)—100.9%		9,669,666
Net other assets (liabilities)—(0.9)%		(88,654)

NET ASSETS—100.0%		$9,581,012

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Industrials invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Aerospace/Defense	14.1%
Aerospace/Defense Equipment	0.1%
Auto Manufacturers	1.1%
Building Materials	2.6%
Chemicals	0.4%
Commercial Services	6.0%
Computers	0.6%
Distribution/Wholesale	0.7%
Electric	0.2%
Electrical Components & Equipment	2.8%
Electronics	3.8%
Engineering & Construction	1.6%
Environmental Control	2.0%
Forest Products & Paper	0.7%
Hand/Machine Tools	0.3%
Healthcare-Products	0.1%
Holding Companies-Diversified	0.1%
Household Products/Wares	0.8%
Housewares	0.1%
Internet	0.6%
Machinery-Construction & Mining	2.9%
Machinery-Diversified	3.2%
Metal Fabricate/Hardware	1.0%
Miscellaneous Manufacturing	36.9%
Packaging & Containers	1.8%
Retail	0.2%
Software	4.3%
Telecommunications	0.3%
Transportation	11.4%
Trucking & Leasing	0.1%
Other**	(0.8)%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Industrials

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $6,665,050)	$9,657,666
Repurchase agreements, at cost	12,000

Total Investment Securities	9,669,666
Cash	7,359
Dividends and interest receivable	25,245
Prepaid expenses	96

Total Assets	9,702,366

Liabilities:
Payable for capital shares redeemed	102,682
Advisory fees payable	1,996
Management services fees payable	266
Administration fees payable	249
Administrative services fees payable	2,930
Distribution fees payable	2,094
Transfer agency fees payable	242
Fund accounting fees payable	475
Compliance services fees payable	223
Other accrued expenses	10,197

Total Liabilities	121,354

Net Assets	$9,581,012

Net Assets consist of:
Capital	$7,700,301
Accumulated net realized gains (losses) on investments	(1,111,905)
Net unrealized appreciation (depreciation) on investments	2,992,616

Net Assets	$9,581,012

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	255,827

Net Asset Value (offering and redemption price per share)	$37.45

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$269,343
Interest	1,097

Total Investment Income	270,440

Expenses:
Advisory fees	124,040
Management services fees	24,808
Administration fees	5,091
Transfer agency fees	5,084
Administrative services fees	67,865
Distribution fees	41,347
Custody fees	30,982
Fund accounting fees	8,856
Trustee fees	231
Compliance services fees	325
Other fees	10,960

Total Gross Expenses before reductions	319,589
Less Expenses reduced by the Advisor	(26,749)

Total Net Expenses	292,840

Net Investment Income (Loss)	(22,400)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	40,652
Change in net unrealized appreciation/depreciation on investments	1,032,347

Net Realized and Unrealized Gains (Losses) on Investments	1,072,999

Change in Net Assets Resulting from Operations	$1,050,599

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Industrials

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(22,400)	$(30,983)
Net realized gains (losses) on investments	40,652	(265,139)
Change in net unrealized appreciation/depreciation on investments	1,032,347	204,832

Change in net assets resulting from operations	1,050,599	(91,290)

Distributions to Shareholders From:
Net realized gains on investments	—	(98,469)

Change in net assets resulting from distributions	—	(98,469)

Capital Transactions:
Proceeds from shares issued	116,194,837	62,971,560
Dividends reinvested	—	98,469
Value of shares redeemed	(117,765,096)	(62,238,498)

Change in net assets resulting from capital transactions	(1,570,259)	831,531

Change in net assets	(519,660)	641,772
Net Assets:
Beginning of period	10,100,672	9,458,900

End of period	$9,581,012	$10,100,672

Share Transactions:
Issued	3,248,002	1,936,360
Reinvested	—	3,064
Redeemed	(3,293,362)	(1,924,084)

Change in shares	(45,360)	15,340

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Industrials

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the year ended	For the year ended	For the year ended	For the year ended	For the period May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$33.54	$33.09	$30.88	$24.05	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.05)	(0.11)	(0.04)	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	3.96	0.90 (c)	4.06	6.84	(5.94)

Total income (loss) from investment activities	3.91	0.79	4.02	6.83	(5.95)

Distributions to Shareholders From:
Net realized gains on investments	—	(0.34)	(1.81)	—	—

Net Asset Value, End of Period	$37.45	$33.54	$33.09	$30.88	$24.05

Total Return	11.66%	2.44%	13.22%	28.40%	(19.83	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.93%	2.17%	1.99%	2.25%	2.65%
Net expenses(e)	1.77%	1.98%	1.98%	1.98%	1.98%
Net investment income (loss)(e)	(0.14)%	(0.36)%	(0.14)%	(0.05)%	(0.08)%

Supplemental Data:
Net assets, end of period (000’s)	$9,581	$10,101	$9,459	$11,751	$1,134
Portfolio turnover rate(f)	753%	720%	1,159%	1,997%	906	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Internet

The ProFund VP Internet seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Composite Internet Index. For the year ended December 31, 2006, the Fund had a total return of 1.36%, compared to a total return of 2.90%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce – companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services – companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were IAC/InterActiveCorp (+31.26%), Monster Worldwide (+14.26%), and Google (+10.99%), while the bottom three performers in this group were Yahoo! (–34.81%), eBay (–30.43%), and Amazon (–16.31%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Internet from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)
ProFund VP Internet	1.36%	16.45%
Dow Jones Composite Internet Index	2.90%	19.49%
S&P 500 Index	15.80%	7.81%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Internet

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Internet seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones Composite Internet Index

Market Exposure
Investment Type	% of Net Assets

Equity Securities	97.2%

Total Exposure	97.2%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Composite Internet Index - Composition

The Dow Jones Composite Internet Index is comprised of a single sector.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Internet	December 31, 2006

Common Stocks (97.2%)
	Shares	Value

Agile Software Corp.* (Internet)	3,922	$24,120
Akamai Technologies, Inc.* (Internet)	8,248	438,134
Allscripts Healthcare Solutions, Inc.* (Software)	3,286	88,689
Amazon.com, Inc.* (Internet)	21,836	861,649
aQuantive, Inc.* (Internet)	5,194	128,084
Ariba, Inc.* (Internet)	5,512	42,663
Audible, Inc.* (Internet)	1,378	10,928
Autobytel, Inc.* (Internet)	2,862	10,017
BEA Systems, Inc.* (Software)	28,514	358,706
Check Point Software Technologies, Ltd.*ADR (Internet)	12,614	276,499
CheckFree Corp.* (Internet)	5,406	217,105
CMGI, Inc.* (Internet)	33,814	45,311
CNET Networks, Inc.* (Internet)	10,070	91,536
Digital Insight Corp.* (Internet)	2,226	85,679
Digital River, Inc.* (Internet)	2,862	159,671
E*TRADE Financial Corp.* (Diversified Financial Services)	31,270	701,073
EarthLink, Inc.* (Internet)	8,268	58,703
eBay, Inc.* (Internet)	29,044	873,352
Emdeon Corp.* (Internet)	10,918	135,274
Google, Inc.—Class A* (Internet)	2,014	927,406
IAC/InterActiveCorp* (Internet)	11,852	440,420
Infospace, Inc.* (Internet)	2,226	45,655
Interwoven, Inc.* (Internet)	2,862	41,986
j2 Global Communications, Inc.* (Internet)	3,604	98,209
Jupitermedia Corp.* (Internet)	1,590	12,593
Monster Worldwide, Inc.* (Internet)	8,374	390,563
Priceline.com, Inc.* (Internet)	2,650	115,567
Quest Software, Inc.* (Software)	4,028	59,010
RealNetworks, Inc.* (Internet)	7,738	84,654
Sapient Corp.* (Internet)	5,936	32,589
TD Ameritrade Holding Corp. (Diversified Financial Services)	18,020	291,564
Tibco Software, Inc.* (Internet)	15,370	145,093
United Online, Inc. (Internet)	4,770	63,346
ValueClick, Inc.* (Internet)	7,208	170,325
VeriSign, Inc.* (Internet)	17,914	430,832
Vignette Corp.* (Internet)	2,226	37,998
webMethods, Inc.* (Internet)	4,028	29,646
Websense, Inc.* (Internet)	3,498	79,859
Yahoo!, Inc.* (Internet)	35,616	909,632

TOTAL COMMON STOCKS
(Cost $4,747,560)		9,014,140

Repurchase Agreements (0.1%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $6,003 (Collateralized by $6,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $6,276)	$6,000	6,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,000)		6,000

TOTAL INVESTMENT SECURITIES
(Cost $4,753,560)—97.3%		9,020,140
Net other assets (liabilities)—2.7%		254,452

NET ASSETS—100.0%		$9,274,592

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Internet invested, as a percentage of net assets, in the following industries, as of December 31, 2006.

Diversified Financial Services	10.7%
Internet	81.0%
Software	5.5%
Other**	2.8%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Internet

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (Cost $4,747,560)	$9,014,140
Repurchase agreements, at cost	6,000

Total Investment Securities	9,020,140
Cash	128
Dividends and interest receivable	3
Receivable for investments sold	288,887
Prepaid expenses	51

Total Assets	9,309,209

Liabilities:
Payable for capital shares redeemed	13,227
Advisory fees payable	7,572
Management services fees payable	1,010
Administration fees payable	338
Administrative services fees payable	3,979
Distribution fees payable	2,844
Trustee fees payable	2
Transfer agency fees payable	328
Fund accounting fees payable	498
Compliance services fees payable	209
Other accrued expenses	4,610

Total Liabilities	34,617

Net Assets	$9,274,592

Net Assets consist of:
Capital	$6,029,866
Accumulated net investment income (loss)	68,886
Accumulated net realized gains (losses) on investments	(1,090,740)
Net unrealized appreciation (depreciation) on investments	4,266,580

Net Assets	$9,274,592

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	189,463

Net Asset Value (offering and redemption price per share)	$48.95

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$264,736
Interest	1,366

Total Investment Income	266,102

Expenses:
Advisory fees	86,745
Management services fees	17,349
Administration fees	3,567
Transfer agency fees	3,354
Administrative services fees	48,643
Distribution fees	28,915
Custody fees	8,701
Fund accounting fees	5,118
Trustee fees	133
Compliance services fees	247
Other fees	6,742

Total Gross Expenses before reductions	209,514
Less Expenses reduced by the Advisor	(12,217)
Less Expenses reduced by the Administrator	(81)

Total Net Expenses	197,216

Net Investment Income (Loss)	68,886

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	1,247,729
Change in net unrealized appreciation/depreciation on investments	(1,704,822)

Net Realized and Unrealized Gains (Losses) on Investments	(457,093)

Change in Net Assets Resulting from Operations	$(388,207)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Internet

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$68,886	$(302,779)
Net realized gains (losses) on investments	1,247,729	3,015,232
Change in net unrealized appreciation/depreciation on investments	(1,704,822)	(3,175,225)

Change in net assets resulting from operations	(388,207)	(462,772)

Distributions to Shareholders From:
Net realized gains on investments	(1,363,944)	—

Change in net assets resulting from distributions	(1,363,944)	—

Capital Transactions:
Proceeds from shares issued	41,157,707	157,232,247
Dividends reinvested	1,363,944	—
Value of shares redeemed	(56,832,883)	(173,426,674)

Change in net assets resulting from capital transactions	(14,311,232)	(16,194,427)

Change in net assets	(16,063,383)	(16,657,199)
Net Assets:
Beginning of period	25,337,975	41,995,174

End of period	$9,274,592	$25,337,975

Accumulated net investment income (loss)	$68,886	$—

Share Transactions:
Issued	756,460	3,048,125
Reinvested	29,516	—
Redeemed	(1,030,748)	(3,386,956)

Change in shares	(244,772)	(338,831)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Internet

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the year ended	For the year ended	For the year ended	For the year ended	For the period May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$58.35	$54.32	$45.81	$25.99	$30.00

Investment Activities:
Net investment income (loss)(b)	0.33	(0.98)	(0.93)	(0.75)	(0.35)
Net realized and unrealized gains (losses) on investments	(0.11)	5.01 (c)	10.53	21.02	(3.66)

Total income (loss) from investment activities	0.22	4.03	9.60	20.27	(4.01)

Distributions to Shareholders From:
Net realized gains on investments	(9.62)	—	(1.09)	(0.45)	—

Net Asset Value, End of Period	$48.95	$58.35	$54.32	$45.81	$25.99

Total Return	1.36%	7.44%	21.26%	77.99%	(13.37	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	1.81%	1.92%	1.94%	2.01%	2.04%
Net expenses(e)	1.71%	1.92%	1.94%	1.98%	1.98%
Net investment income (loss)(e)	0.60%	(1.87)%	(1.94)%	(1.97)%	(1.97)%
Supplemental Data:
Net assets, end of period (000’s)	$9,275	$25,338	$41,995	$14,882	$28,880
Portfolio turnover rate(f)	343%	855%	949%	803%	505	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Oil & Gas

The ProFund VP Oil & Gas seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index. For the year ended December 31, 2006, the Fund had a total return of 20.63%, compared to a total return of 22.77%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Oil & Gas Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Exxon Mobil (+39.07%), Chevron (+33.75%), and Schlumberger (+31.07%), while the bottom three performers in this group were Valero Energy (–0.33%), Halliburton (+1.11%), and Devon Energy (+8.06%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Oil & Gas from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06
	1 Year	5 Year	Since Inception (1/22/01)
ProFund VP Oil & Gas	20.63%	15.75%	11.75%
Dow Jones U.S. Oil & Gas Index	22.77%	18.85%	14.80%
S&P 500 Index	15.80%	6.19%	2.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Oil & Gas

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Oil & Gas seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	92.6%

Total Exposure	92.6%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Oil & Gas Index - Composition
% of Index

Oil and Gas Producers	75.0%
Oil Equipment, Services & Distribution	25.0%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Oil & Gas	December 31, 2006

Common Stocks (92.6%)
	Shares	Value

Anadarko Petroleum Corp. (Oil & Gas)	47,141	$2,051,576
Apache Corp. (Oil & Gas)	33,558	2,231,943
Atwood Oceanics, Inc.* (Oil & Gas)	2,397	117,381
Baker Hughes, Inc. (Oil & Gas Services)	32,759	2,445,787
Berry Petroleum Co.—Class A (Oil & Gas)	3,995	123,885
BJ Services Co. (Oil & Gas Services)	30,362	890,214
Bristow Group, Inc.* (Transportation)	2,397	86,508
Cabot Oil & Gas Corp. (Oil & Gas)	4,794	290,756
Cameron International Corp.* (Oil & Gas Services)	11,186	593,417
Cheniere Energy, Inc.* (Oil & Gas)	5,593	161,470
Chesapeake Energy Corp. (Oil & Gas)	42,347	1,230,180
ChevronTexaco Corp. (Oil & Gas)	225,318	16,567,632
Cimarex Energy Co. (Oil & Gas)	8,789	320,799
Comstock Resources, Inc.* (Oil & Gas)	4,794	148,902
ConocoPhillips (Oil & Gas)	157,403	11,325,145
Core Laboratories NV*ADR (Oil & Gas Services)	2,397	194,157
Delta Petroleum Corp.* (Oil & Gas)	5,593	129,534
Denbury Resources, Inc.* (Oil & Gas)	11,985	333,063
Devon Energy Corp. (Oil & Gas)	43,146	2,894,234
Diamond Offshore Drilling, Inc. (Oil & Gas)	6,392	510,976
Dynegy, Inc.—Class A* (Pipelines)	40,749	295,023
El Paso Corp. (Pipelines)	71,910	1,098,785
Encore Acquisition Co.* (Oil & Gas)	4,794	117,597
Ensco International, Inc. (Oil & Gas)	15,181	759,961
EOG Resources, Inc. (Oil & Gas)	24,769	1,546,824
Exxon Mobil Corp. (Oil & Gas)	461,053	35,330,490
FMC Technologies, Inc.* (Oil & Gas Services)	7,191	443,181
Forest Oil Corp.* (Oil & Gas)	5,593	182,779
Frontier Oil Corp. (Oil & Gas)	11,186	321,486
Global Industries, Ltd.* (Oil & Gas Services)	8,789	114,609
GlobalSantaFe Corp.ADR (Oil & Gas)	23,970	1,408,957
Grant Prideco, Inc.* (Oil & Gas Services)	12,784	508,420
Grey Wolf, Inc.* (Oil & Gas)	19,975	137,029
Halliburton Co. (Oil & Gas Services)	103,071	3,200,355
Hanover Compressor Co.* (Oil & Gas Services)	8,789	166,024
Helix Energy Solutions Group, Inc.* (Oil & Gas Services)	8,789	275,711
Helmerich & Payne, Inc. (Oil & Gas)	9,588	234,618
Hess Corp. (Oil & Gas)	25,568	1,267,406
Holly Corp. (Oil & Gas)	4,794	246,412
Houston Exploration Co.* (Oil & Gas)	3,196	165,489
Hydril* (Oil & Gas Services)	1,598	120,154
Input/Output, Inc.* (Oil & Gas Services)	7,191	98,013
Kinder Morgan, Inc. (Pipelines)	11,186	1,182,920
Lone Star Technologies, Inc.* (Oil & Gas Services)	3,196	154,718
Marathon Oil Corp. (Oil & Gas)	35,955	3,325,838
Mariner Energy, Inc.* (Oil & Gas)	7,990	156,604
Murphy Oil Corp. (Oil & Gas)	18,377	934,470
Nabors Industries, Ltd.*ADR (Oil & Gas)	30,362	904,180
National-Oilwell Varco, Inc.* (Oil & Gas Services)	17,578	1,075,422
Newfield Exploration Co.* (Oil & Gas)	13,583	624,139
Newpark Resources, Inc.* (Oil & Gas Services)	8,789	63,369
Noble Corp.ADR (Oil & Gas)	13,583	1,034,345
Noble Energy, Inc. (Oil & Gas)	17,578	862,552
Occidental Petroleum Corp. (Oil & Gas)	87,091	4,252,653
Oceaneering International, Inc.* (Oil & Gas Services)	5,593	222,042
OGE Energy Corp. (Electric)	9,588	383,520
Oil States International, Inc.* (Oil & Gas Services)	4,794	154,511
Parker Drilling Co.* (Oil & Gas)	11,186	91,390
Patterson-UTI Energy, Inc. (Oil & Gas)	15,980	371,215
Penn Virginia Corp. (Oil & Gas)	1,598	111,924
Petrohawk Energy Corp.* (Oil & Gas)	16,779	192,959
Pioneer Natural Resources Co. (Oil & Gas)	12,784	507,397
Plains Exploration & Production Co.* (Oil & Gas)	7,990	379,765
Pogo Producing Co. (Oil & Gas)	5,593	270,925
Pride International, Inc.* (Oil & Gas)	16,779	503,370
Quicksilver Resources, Inc.* (Oil & Gas)	5,593	204,648
Range Resources Corp. (Oil & Gas)	14,382	394,930
Rowan Cos., Inc. (Oil & Gas)	11,186	371,375
Schlumberger, Ltd.ADR (Oil & Gas Services)	120,649	7,620,191
SEACOR SMIT, Inc.* (Oil & Gas Services)	2,397	237,639
Smith International, Inc. (Oil & Gas Services)	21,573	886,003
Southwestern Energy Co.* (Oil & Gas)	16,779	588,104
St. Mary Land & Exploration Co. (Oil & Gas)	5,593	206,046
Stone Energy Corp.* (Oil & Gas)	2,397	84,734
Sunoco, Inc. (Oil & Gas)	12,784	797,210
Superior Energy Services, Inc.* (Oil & Gas Services)	7,990	261,113
Swift Energy Co.* (Oil & Gas)	3,196	143,213
Tesoro Petroleum Corp. (Oil & Gas)	7,191	472,952
TETRA Technologies, Inc.* (Oil & Gas Services)	7,191	183,946
Tidewater, Inc. (Oil & Gas Services)	5,593	270,477
Todco—Class A* (Oil & Gas)	5,593	191,113
Transocean Sedco Forex, Inc.*ADR (Oil & Gas)	29,563	2,391,351
Ultra Petroleum Corp.* (Oil & Gas)	15,181	724,893
Unit Corp.* (Oil & Gas)	4,794	232,269
Universal Compression Holdings, Inc.* (Oil & Gas Services)	3,196	198,504
Valero Energy Corp. (Oil & Gas)	61,523	3,147,517

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Oil & Gas	December 31, 2006

Common Stocks, continued
	Shares	Value

Veritas DGC, Inc.* (Oil & Gas Services)	3,196	$273,673
W-H Energy Services, Inc.* (Oil & Gas Services)	3,196	155,613
Weatherford International, Ltd.*ADR (Oil & Gas Services)	35,156	1,469,169
Whiting Petroleum Corp.* (Oil & Gas)	3,995	186,167
Williams Cos., Inc. (Pipelines)	60,724	1,586,110
XTO Energy, Inc. (Oil & Gas)	37,553	1,766,869

TOTAL COMMON STOCKS
(Cost $70,183,650)		133,492,939

Repurchase Agreements (0.3%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $503,280 (Collateralized by $491,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $513,571)	$503,000	503,000

TOTAL REPURCHASE AGREEMENTS
(Cost $503,000)		503,000

TOTAL INVESTMENT SECURITIES
(Cost $70,686,650)—92.9%		133,995,939
Net other assets (liabilities)—7.1%		10,219,807

NET ASSETS—100.0%		$144,215,746

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Oil & Gas invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Electric	0.3%
Oil & Gas	73.9%
Oil & Gas Services	15.4%
Pipelines	2.9%
Transportation	0.1%
Other**	7.4%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Oil & Gas

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $70,183,650)	$133,492,939
Repurchase agreements, at cost	503,000

Total Investment Securities	133,995,939
Cash	997
Dividends and interest receivable	54,983
Receivable for investments sold	10,404,677
Receivable for capital shares issued	1,080,222
Prepaid expenses	614

Total Assets	145,537,432

Liabilities:
Payable for investments purchased	1,080,787
Advisory fees payable	83,472
Management services fees payable	11,129
Administration fees payable	3,729
Administrative services fees payable	43,907
Distribution fees payable	31,551
Trustee fees payable	23
Transfer agency fees payable	3,613
Fund accounting fees payable	5,311
Compliance services fees payable	2,726
Other accrued expenses	55,438

Total Liabilities	1,321,686

Net Assets	$144,215,746

Net Assets consist of:
Capital	$90,681,747
Accumulated net realized gains (losses) on investments	(9,775,290)
Net unrealized appreciation (depreciation) on investments	63,309,289

Net Assets	$144,215,746

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,799,917

Net Asset Value (offering and redemption price per share)	$51.51

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$2,363,992
Interest	19,749

Total Investment Income	2,383,741

Expenses:
Advisory fees	1,168,808
Management services fees	233,763
Administration fees	48,100
Transfer agency fees	45,944
Administrative services fees	628,468
Distribution fees	389,603
Custody fees	44,054
Fund accounting fees	67,102
Trustee fees	1,942
Compliance services fees	3,273
Other fees	104,665

Total Gross Expenses before reductions	2,735,722
Less Expenses reduced by the Advisor	(112,032)

Total Net Expenses	2,623,690

Net Investment Income (Loss)	(239,949)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	9,073,714
Net realized gains (losses) on swap agreements	318,853
Change in net unrealized appreciation/depreciation on investments	12,483,729

Net Realized and Unrealized Gains (Losses) on Investments	21,876,296

Change in Net Assets Resulting from Operations	$21,636,347

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Oil & Gas

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(239,949)	$(517,265)
Net realized gains (losses) on investments	9,392,567	2,144,304
Change in net unrealized appreciation/depreciation on investments	12,483,729	31,493,918

Change in net assets resulting from operations	21,636,347	33,120,957

Distributions to Shareholders From:
Net realized gains on investments	(12,141,848)	(4,532,768)

Change in net assets resulting from distributions	(12,141,848)	(4,532,768)

Capital Transactions:
Proceeds from shares issued	274,270,360	424,924,402
Dividends reinvested	12,141,848	4,532,768
Value of shares redeemed	(300,156,977)	(394,716,236)

Change in net assets resulting from capital transactions	(13,744,769)	34,740,934

Change in net assets	(4,250,270)	63,329,123
Net Assets:
Beginning of period	148,466,016	85,136,893

End of period	$144,215,746	$148,466,016

Share Transactions:
Issued	5,281,488	9,679,821
Reinvested	269,939	93,672
Redeemed	(5,908,691)	(8,940,686)

Change in shares	(357,264)	832,807

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Oil & Gas

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$47.02	$36.63	$28.33	$23.17	$27.93

Investment Activities:
Net investment income (loss)(a)	(0.08)	(0.15)	(0.05)	(0.01)	(0.05)
Net realized and unrealized gains (losses) on investments	9.13	11.64	8.37	5.17	(4.71)

Total income (loss) from investment activities	9.05	11.49	8.32	5.16	(4.76)

Distributions to Shareholders From:
Net realized gains on investments	(4.56)	(1.10)	(0.02)	—	—

Net Asset Value, End of Period	$51.51	$47.02	$36.63	$28.33	$23.17

Total Return	20.63%	31.31%	29.36%	22.27%	(17.04)%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.86%	1.92%	2.09%	2.16%
Net expenses	1.68%	1.86%	1.92%	1.98%	1.98%
Net investment income (loss)	(0.15)%	(0.34)%	(0.16)%	(0.05)%	(0.18)%

Supplemental Data:
Net assets, end of period (000’s)	$144,216	$148,466	$85,137	$44,398	$19,283
Portfolio turnover rate(b)	166%	298%	470%	1,091%	1,632%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Pharmaceuticals

The ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index. For the year ended December 31, 2006, the Fund had a total return of 12.18%, compared to a total return of 14.39%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals subsector of the U.S. equity market. Component companies include the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Merck (+42.66%), Forest Laboratories (+24.39%), and Bristol-Myers Squibb (+19.93%), while the bottom three performers in this group were Eli Lilly (–5.12%), Allergan (+11.33%), and Johnson & Johnson (+12.44%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Pharmaceuticals from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)
ProFund VP Pharmaceuticals	12.18%	(2.35)%
Dow Jones U.S. Pharmaceuticals Index	14.39%	(0.28)%
S&P 500 Index	15.80%	7.81%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.
The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Pharmaceuticals

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	83.2%
Swap Agreements	14.7%

Total Exposure	97.9%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Pharmaceuticals Index - Composition

The Dow Jones U.S. Pharmaceuticals Index is comprised of a single sector.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Pharmaceuticals	December 31, 2006

Common Stocks (83.2%)
	Shares	Value

Abbott Laboratories (Pharmaceuticals)	20,642	$1,005,471
Abraxis Bioscience, Inc.* (Pharmaceuticals)	556	15,201
Alkermes, Inc.* (Pharmaceuticals)	2,502	33,452
Allergan, Inc. (Pharmaceuticals)	3,892	466,028
Alpharma, Inc.—Class A (Pharmaceuticals)	1,112	26,799
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	2,780	139,334
Bristol-Myers Squibb Co. (Pharmaceuticals)	38,106	1,002,950
Cephalon, Inc.* (Pharmaceuticals)	1,668	117,444
Eli Lilly & Co. (Pharmaceuticals)	18,864	982,814
Endo Pharmaceuticals Holdings, Inc.* (Pharmaceuticals)	3,336	92,007
Forest Laboratories, Inc.* (Pharmaceuticals)	8,062	407,937
Hospira, Inc.* (Pharmaceuticals)	3,892	130,693
Johnson & Johnson (Healthcare-Products)	73,114	4,826,986
King Pharmaceuticals, Inc.* (Pharmaceuticals)	6,116	97,367
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	1,390	48,831
Merck & Co., Inc. (Pharmaceuticals)	22,766	992,598
MGI Pharma, Inc.* (Pharmaceuticals)	1,946	35,826
Mylan Laboratories, Inc. (Pharmaceuticals)	5,282	105,429
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	556	14,150
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	834	18,657
Perrigo Co. (Pharmaceuticals)	1,946	33,666
Pfizer, Inc. (Pharmaceuticals)	181,812	4,708,930
Schering-Plough Corp. (Pharmaceuticals)	37,252	880,637
Sepracor, Inc.* (Pharmaceuticals)	2,780	171,192
The Medicines Co.* (Pharmaceuticals)	1,390	44,091
Theravance, Inc.* (Pharmaceuticals)	1,112	34,350
Valeant Pharmaceuticals International (Pharmaceuticals)	2,224	38,342
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	2,502	65,127
Wyeth (Pharmaceuticals)	19,738	1,005,059

TOTAL COMMON STOCKS
(Cost $15,090,675)		17,541,368

TOTAL INVESTMENT SECURITIES
(Cost $15,090,675)—83.2%		17,541,368
Net other assets (liabilities)—16.8%		3,537,755

NET ASSETS—100.0%		$21,079,123

*	Non-income producing security

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Dow Jones U.S. Pharmaceuticals Index expiring 1/3/07	$3,099,225	$(775)

ProFund VP Pharmaceuticals invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Healthcare-Products		22.9%
Pharmaceuticals		60.3%
Other**		16.8%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Pharmaceuticals

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $15,090,675)	$17,541,368
Dividends and interest receivable	21,814
Receivable for investments sold	3,866,348
Prepaid expenses	61

Total Assets	21,429,591

Liabilities:
Cash overdraft	118,010
Payable for capital shares redeemed	195,831
Unrealized loss on swap agreements	775
Advisory fees payable	11,156
Management services fees payable	1,488
Administration fees payable	550
Administrative services fees payable	6,455
Distribution fees payable	4,613
Trustee fees payable	3
Transfer agency fees payable	534
Fund accounting fees payable	791
Compliance services fees payable	455
Other accrued expenses	9,807

Total Liabilities	350,468

Net Assets	$21,079,123

Net Assets consist of:
Capital	$25,010,894
Accumulated net investment income (loss)	216,589
Accumulated net realized gains (losses) on investments	(6,598,278)
Net unrealized appreciation (depreciation) on investments	2,449,918

Net Assets	$21,079,123

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized,
no par value)	834,108

Net Asset Value (offering and redemption price per share)	$25.27

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$575,838
Interest	3,720

Total Investment Income	579,558

Expenses:
Advisory fees	159,978
Management services fees	31,996
Administration fees	6,626
Transfer agency fees	6,335
Administrative services fees	81,510
Distribution fees	53,326
Custody fees	9,676
Fund accounting fees	9,377
Trustee fees	287
Compliance services fees	512
Other fees	14,753

Total Gross Expenses before reductions	374,376
Less Expenses reduced by the Advisor	(11,407)

Total Net Expenses	362,969

Net Investment Income (Loss)	216,589

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(606,299)
Net realized gains (losses) on swap agreements	(1,536)
Change in net unrealized appreciation/depreciation on investments	1,416,422

Net Realized and Unrealized Gains (Losses) on Investments	808,587

Change in Net Assets Resulting from Operations	$1,025,176

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Pharmaceuticals

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$216,589	$79,670
Net realized gains (losses) on investments	(607,835)	(987,052)
Change in net unrealized appreciation/depreciation on investments	1,416,422	(67,782)

Change in net assets resulting from operations	1,025,176	(975,164)

Distributions to Shareholders From:
Net investment income	(79,670)	(35,026)

Change in net assets resulting from distributions	(79,670)	(35,026)

Capital Transactions:
Proceeds from shares issued	90,898,439	85,114,696
Dividends reinvested	79,670	35,026
Value of shares redeemed	(81,624,741)	(85,161,998)

Change in net assets resulting from capital transactions	9,353,368	(12,276)

Change in net assets	10,298,874	(1,022,466)
Net Assets:
Beginning of period	10,780,249	11,802,715

End of period	$21,079,123	$10,780,249

Accumulated net investment income (loss)	$216,589	$79,670

Share Transactions:
Issued	3,720,466	3,617,838
Reinvested	3,165	1,480
Redeemed	(3,367,274)	(3,642,935)

Change in shares	356,357	(23,617)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Pharmaceuticals

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value,
Beginning of Period	$22.56	$23.54	$25.93	$25.96	$30.00

Investment Activities:
Net investment income (loss)(b)	0.25	0.15	0.08	(0.09)	—	(c)
Net realized and unrealized gains (losses) on investments	2.51	(1.05)	(2.47)	1.51	(4.04)

Total income (loss) from investment activities	2.76	(0.90)	(2.39)	1.42	(4.04)

Distributions to Shareholders From:
Net investment income	(0.05)	(0.08)	—	—	—
Net realized gains on investments	—	—	—	(1.45)	—

Total distributions	(0.05)	(0.08)	—	(1.45)	—

Net Asset Value, End of Period	$25.27	$22.56	$23.54	$25.93	$25.96

Total Return	12.18%	(3.82)%	(9.22)%	5.60%	(13.47	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	1.75%	1.93%	1.97%	2.06%	2.12%
Net expenses(e)	1.70%	1.93%	1.97%	1.98%	1.98%
Net investment income (loss)(e)	1.02%	0.65%	0.32%	(0.33)%	(0.02)%
Supplemental Data:
Net assets, end of period (000’s)	$21,079	$10,780	$11,803	$11,851	$3,414
Portfolio turnover rate(f)	454%	853%	1,223%	2,569%	1,709	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Precious Metals

The ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index. For the year ended December 31, 2006, the Fund had a total return of 7.36%, compared to a total return of 9.88%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones Precious Metals Index measures the performance of the preciousmetals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. Prior to June 19, 2004, the Fund benchmarked Philadelphia Stock Exchange Gold & Silver Sector Index. This index measured the performance of the gold and silver mining industry of the global equity market. Component companies included companies involved in the mining and production of gold, silver, and other precious metals, precious stones, and pearls.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Agnico-Eagle Mines (+108.95%), Goldcorp (+28.70%), and Meridian Gold (+27.07%), while the bottom three performers in this group were Harmony Gold Mining (+2.16%), Newmont Mining (+4.91%), and AngloGold Ashanti (+5.95%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Precious Metals from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)
ProFund VP Precious Metals	7.36%	11.60%
Philadelphia Stock Exchange Gold and Silver Sector Index/Dow Jones Precious Metals Index	9.88%	15.17%
S&P 500 Index	15.80%	7.81%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Philadelphia Stock Exchange Gold and Silver Index represents performance from May 1, 2002 to June 17, 2004 and the Dow Jones Precious Metals Index represents performance from June 18, 2004 to present.
4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Precious Metals

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Precious Metals seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones Precious Metals Index.
Market Exposure
Investment Type	% of Net Assets

Swap Agreements	100.0%

Total Exposure	100.0%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Precious Metals Index - Composition
The Dow Jones Precious Metals Index is comprised of a single sector.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Precious Metals	December 31, 2006

U.S. Government Agency Obligations (78.6%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$24,607,000	$24,603,856
Federal Farm Credit Bank, 4.60%, 1/2/07+	24,607,000	24,603,855
Federal Home Loan Bank, 4.60%, 1/2/07+	24,607,000	24,603,856
Federal National Mortgage Association, 4.60%, 1/2/07+	24,607,000	24,603,856

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $98,415,423)		98,415,423

Repurchase Agreements (19.6%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $24,604,689 (Collateralized by $28,300,000 of various U.S. Government Agency Obligations, 4.944% - 5.25%*, 4/15/07-5/15/11, market value $25,084,893)	24,591,000	24,591,000

TOTAL REPURCHASE AGREEMENTS
(Cost $24,591,000)		24,591,000

TOTAL INVESTMENT SECURITIES
(Cost $123,006,423)—98.2%		123,006,423
Net other assets (liabilities)—1.8%		2,267,668

NET ASSETS—100.0%		$125,274,091

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
*	Represents the effective yield or interest rate in effect at December 31, 2006.

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Dow Jones Precious Metals Index expiring 1/23/07	$125,246,224	$2,278,900

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Precious Metals

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $98,415,423)	$98,415,423
Repurchase agreements, at cost	24,591,000

Total Investment Securities	123,006,423
Cash	396
Segregated cash balances with custodian for swap agreements	33
Interest receivable	10,267
Receivable for capital shares issued	191,103
Unrealized gain on swap agreements	2,278,900
Prepaid expenses	513

Total Assets	125,487,635

Liabilities:
Advisory fees payable	80,931
Management services fees payable	10,791
Administration fees payable	3,210
Administrative services fees payable	38,027
Distribution fees payable	27,360
Trustee fees payable	20
Transfer agency fees payable	3,112
Fund accounting fees payable	4,531
Compliance services fees payable	2,312
Other accrued expenses	43,250

Total Liabilities	213,544

Net Assets	$125,274,091

Net Assets consist of:
Capital	$125,271,397
Accumulated net investment income (loss)	4,327,698
Accumulated net realized gains (losses) on investments	(6,603,904)
Net unrealized appreciation (depreciation) on investments	2,278,900

Net Assets	$125,274,091

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,860,045

Net Asset Value (offering and redemption price per share)	$43.80

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$6,563,507

Expenses:
Advisory fees	983,891
Management services fees	196,779
Administration fees	40,447
Transfer agency fees	38,447
Administrative services fees	527,458
Distribution fees	327,964
Custody fees	19,233
Fund accounting fees	55,656
Trustee fees	1,640
Compliance services fees	2,756
Other fees	84,039

Total Gross Expenses before reductions	2,278,310
Less Expenses reduced by the Advisor	(42,501)

Total Net Expenses	2,235,809

Net Investment Income (Loss)	4,327,698

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on swap agreements	(463,980)
Change in net unrealized appreciation/depreciation on investments	(154,049)

Net Realized and Unrealized Gains (Losses) on Investments	(618,029)

Change in Net Assets Resulting from Operations	$3,709,669

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Precious Metals

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$4,327,698	$903,704
Net realized gains (losses) on investments	(463,980)	13,559,048
Change in net unrealized appreciation/depreciation on investments	(154,049)	2,395,516

Change in net assets resulting from operations	3,709,669	16,858,268

Distributions to Shareholders From:
Net investment income	(903,704)	—

Change in net assets resulting from distributions	(903,704)	—

Capital Transactions:
Proceeds from shares issued	280,417,236	264,118,587
Dividends reinvested	903,704	—
Value of shares redeemed	(272,026,241)	(228,235,802)

Change in net assets resulting from capital transactions	9,294,699	35,882,785

Change in net assets	12,100,664	52,741,053
Net Assets:
Beginning of period	113,173,427	60,432,374

End of period	$125,274,091	$113,173,427

Accumulated net investment income (loss)	$4,327,698	$903,704

Share Transactions:
Issued	6,305,315	8,101,285
Reinvested	22,977	—
Redeemed	(6,218,334)	(7,205,817)

Change in shares	109,958	895,468

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Precious Metals

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2005	December 31, 2006	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$41.15	$32.58	$40.99	$29.44	$30.00

Investment Activities:
Net investment income (loss)(b)	1.46	0.45	(0.20)	(0.31)	(0.07)
Net realized and unrealized gains (losses) on investments	1.55 (c)	8.12	(3.64)	11.86	(0.49)

Total income (loss) from investment activities	3.01	8.57	(3.84)	11.55	(0.56)

Distributions to Shareholders From:
Net investment income	(0.36)	—	—	—	—
Net realized gains on investments	—	—	(4.57)	—	—

Total distributions	(0.36)	—	(4.57)	—	—

Net Asset Value, End of Period	$43.80	$41.15	$32.58	$40.99	$29.44

Total Return	7.36%	26.30%	(9.92)%	39.23%	(1.87	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	1.74%	1.86%	1.87%	1.98%	1.98%
Net expenses(e)	1.70%	1.86%	1.87%	1.97%	1.98%
Net investment income (loss)(e)	3.30%	1.38%	(0.58)%	(0.94)%	(0.40)%
Supplemental Data:
Net assets, end of period (000’s)	$125,274	$113,173	$60,432	$76,218	$55,639
Portfolio turnover rate(f)	—	—	—	—	—	(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
The amount shown for a share outstanding throughout the period does not accord with the changes in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Real Estate

The ProFund VP Real Estate seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index. For the year ended December 31, 2006, the Fund had a total return of 32.49%, compared to a total return of 35.50%.1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Real Estate Index measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Equity Office Properties (+64.28%), Boston Properties (+62.70%), and Vornado Realty Trust (+51.13%), while the bottom three performers in this group were General Growth Properties (+15.09%), Plum Creek Timber (+15.65%), and ProLogis (+34.02%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Real Estate from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (1/22/01)

ProFund VP Real Estate	32.49%	19.09%	17.55%

Dow Jones U.S. Real Estate Index	35.50%	22.56%	20.99%

S&P 500 Index	15.80%	6.19%	2.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Real Estate

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Real Estate seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Real Estate Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.1%

Total Exposure	100.1%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Real Estate Index - Composition
The Dow Jones U.S. Real Estate Index is comprised of a single sector.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Real Estate	December 31, 2006

Common Stocks (100.1%)
	Shares	Value

Alexandria Real Estate Equities, Inc. (REIT)	5,219	$523,988
AMB Property Corp. (REIT)	15,657	917,657
American Financial Realty Trust (REIT)	22,718	259,894
American Home Mortgage Investment Corp. (REIT)	7,982	280,328
Annaly Mortgage Management, Inc. (REIT)	35,305	491,093
Apartment Investment and Management Co.—Class A (REIT)	17,192	963,096
Archstone-Smith Trust (REIT)	38,682	2,251,679
Avalonbay Communities, Inc. (REIT)	13,201	1,716,790
BioMed Realty Trust, Inc. (REIT)	11,666	333,648
Boston Properties, Inc. (REIT)	20,569	2,301,260
Brandywine Realty Trust (REIT)	15,964	530,803
BRE Properties, Inc.—Class A (REIT)	8,903	578,873
Brookfield Properties Corp.ADR (Real Estate)	20,569	808,979
Camden Property Trust (REIT)	9,824	725,502
Capital Source, Inc. (Diversified Financial Services)	23,025	628,813
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	35,305	1,172,125
CBL & Associates Properties, Inc. (REIT)	11,359	492,413
Colonial Properties Trust (REIT)	7,982	374,196
Corporate Office Properties Trust (REIT)	7,368	371,863
Cousins Properties, Inc. (REIT)	7,061	249,041
Crescent Real Estate Equities Co. (REIT)	16,885	333,479
Developers Diversified Realty Corp. (REIT)	19,341	1,217,516
Douglas Emmett, Inc. (REIT)	11,666	310,199
Duke-Weeks Realty Corp. (REIT)	23,946	979,391
Entertainment Properties Trust (REIT)	4,605	269,116
Equity Inns, Inc. (REIT)	9,517	151,891
Equity Lifestyle Properties, Inc. (REIT)	3,684	200,520
Equity Office Properties Trust (REIT)	61,707	2,972,425
Equity Residential Properties Trust (REIT)	51,576	2,617,482
Essex Property Trust, Inc. (REIT)	3,991	515,837
Federal Realty Investment Trust (REIT)	9,824	835,040
FelCor Lodging Trust, Inc. (REIT)	11,052	241,376
First Industrial Realty Trust, Inc. (REIT)	7,982	374,276
Forest City Enterprises, Inc.—Class A (Real Estate)	10,438	609,579
Franklin Street Properties Corp. (REIT)	11,359	239,107
Friedman, Billings, Ramsey Group, Inc.—Class A (Diversified Financial Services)	26,709	213,672
General Growth Properties, Inc. (REIT)	39,910	2,084,499
Health Care Property Investors, Inc. (REIT)	34,384	1,266,019
Health Care REIT, Inc. (REIT)	12,587	541,493
Healthcare Realty Trust, Inc. (REIT)	8,289	327,747
Highwoods Properties, Inc. (REIT)	9,824	400,426
Home Properties, Inc. (REIT)	5,833	345,722
Hospitality Properties Trust (REIT)	14,122	671,219
Host Marriott Corp. (REIT)	92,100	2,261,055
HRPT Properties Trust (REIT)	37,147	458,765
IMPAC Mortgage Holdings, Inc. (REIT)	12,587	110,766
iStar Financial, Inc. (REIT)	22,411	1,071,694
Jones Lang LaSalle, Inc. (Real Estate)	6,447	594,220
Kilroy Realty Corp. (REIT)	5,833	454,974
Kimco Realty Corp. (REIT)	38,375	1,724,956
KKR Financial Corp. (REIT)	14,122	378,328
LaSalle Hotel Properties (REIT)	7,061	323,747
Lexington Corporate Properties Trust (REIT)	9,210	206,580
Liberty Property Trust (REIT)	15,964	784,471
Longview Fibre Co. (Forest Products & Paper)	11,666	256,069
Mack-Cali Realty Corp. (REIT)	11,052	563,652
Maguire Properties, Inc. (REIT)	6,447	257,880
Mid-America Apartment Communities, Inc. (REIT)	4,298	246,018
National Retail Property, Inc. (REIT)	10,438	239,552
Nationwide Health Properties, Inc. (REIT)	15,043	454,599
New Century Financial Corp. (REIT)	8,903	281,246
New Plan Excel Realty Trust, Inc. (REIT)	18,420	506,182
Newcastle Investment Corp. (REIT)	7,982	249,996
Novastar Financial, Inc. (REIT)	6,447	171,813
Pennsylvania REIT	6,447	253,883
Plum Creek Timber Co., Inc. (Forest Products & Paper)	31,314	1,247,863
Post Properties, Inc. (REIT)	7,675	350,748
Potlatch Corp. (Forest Products & Paper)	6,754	295,960
Prologis (REIT)	43,594	2,649,207
Public Storage, Inc. (REIT)	22,718	2,215,005
Rayonier, Inc. (Forest Products & Paper)	13,508	554,503
Realogy Corp.* (Real Estate)	37,761	1,144,914
Realty Income Corp. (REIT)	17,499	484,722
Reckson Associates Realty Corp. (REIT)	14,736	671,962
Redwood Trust, Inc. (REIT)	4,298	249,628
Regency Centers Corp. (REIT)	11,973	935,929
Senior Housing Properties Trust (REIT)	13,508	330,676
Simon Property Group, Inc. (REIT)	38,989	3,949,195
SL Green Realty Corp. (REIT)	7,982	1,059,850
St. Joe Co. (Real Estate)	13,201	707,178
Strategic Hotels & Resorts, Inc. (REIT)	13,201	287,650
Sunstone Hotel Investors, Inc. (REIT)	10,131	270,802
Taubman Centers, Inc. (REIT)	9,210	468,421
The Macerich Co. (REIT)	12,587	1,089,657

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Real Estate	December 31, 2006

Common Stocks, continued
	Shares	Value

The Mills Corp. (REIT)	8,903	$178,060
Thornburg Mortgage Asset Corp. (REIT)	19,955	501,469
United Dominion Realty Trust, Inc. (REIT)	23,639	751,484
Ventas, Inc. (REIT)	18,420	779,534
Vornado Realty Trust (REIT)	23,332	2,834,838
Washington REIT	7,982	319,280
Weingarten Realty Investors (REIT)	14,122	651,165

TOTAL COMMON STOCKS
(Cost $43,746,406)		70,520,218

TOTAL INVESTMENT SECURITIES
(Cost $43,746,406)—100.1%		70,520,218
Net other assets (liabilities)—(0.1)%		(60,210)

NET ASSETS—100.0%		$70,460,008

*	Non-income producing security
REIT	Real Estate Investment Trust
ADR	American Depositary Receipt

ProFund VP Real Estate invested, as a percentage of net assets, in the following industries, as of December 31, 2006:
Diversified Financial Services	1.2%
Forest Products & Paper	3.3%
Real Estate	7.1%
Real Estate Investment Trust	88.5%
Other**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Real Estate

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $43,746,406)	$70,520,218
Dividends and interest receivable	404,464
Receivable for investments sold	4,363,338
Receivable for capital shares issued	121,487
Prepaid expenses	294

Total Assets	75,409,801

Liabilities:
Cash overdraft	311,847
Payable for capital shares redeemed	4,519,880
Advisory fees payable	40,603
Management services fees payable	5,414
Administration fees payable	1,927
Administrative services fees payable	22,667
Distribution fees payable	16,472
Trustee fees payable	12
Transfer agency fees payable	1,867
Fund accounting fees payable	2,767
Compliance services fees payable	1,319
Other accrued expenses	25,018

Total Liabilities	4,949,793

Net Assets	$70,460,008

Net Assets consist of:
Capital	$51,084,447
Accumulated net investment income (loss)	342,239
Accumulated net realized gains (losses) on investment securities	(7,740,490)
Net unrealized appreciation (depreciation) on investments	26,773,812

Net Assets	$70,460,008

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,073,364

Net Asset Value (offering and redemption price per share)	$65.64

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$1,745,502
Interest	2,995

Total Investment Income	1,748,497

Expenses:
Advisory fees	463,314
Management services fees	92,663
Administration fees	19,079
Transfer agency fees	18,039
Administrative services fees	242,159
Distribution fees	154,438
Custody fees	26,791
Fund accounting fees	26,705
Trustee fees	823
Compliance services fees	1,568
Other fees	42,315

Total Gross Expenses before reductions	1,087,894
Less Expenses reduced by the Advisor	(35,164)
Less Expenses reduced by the Administrator	(30)

Total Net Expenses	1,052,700

Net Investment Income (Loss)	695,797

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	786,385
Change in net unrealized appreciation/depreciation on investments	12,741,185

Net Realized and Unrealized Gains (Losses) on Investments	13,527,570

Change in Net Assets Resulting from Operations	$14,223,367

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Real Estate

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$695,797	$645,134
Net realized gains (losses) on investments	786,385	5,984,690)
Change in net unrealized appreciation/depreciation on investments	12,741,185	(4,509,206)

Change in net assets resulting from operations	14,223,367	2,120,618

Distributions to Shareholders From:
Net investment income	(353,558)	(1,144,044)
Net realized gains on investment	(3,437,330)	—

Change in net assets resulting from distributions	(3,790,888)	(1,144,044)

Capital Transactions:
Proceeds from shares issued	499,989,452	633,994,706
Dividends reinvested	3,790,888	1,144,044
Value of shares redeemed	(478,346,970)	(681,189,519)

Change in net assets resulting from capital transactions	25,433,370	(46,050,769)

Change in net assets	35,865,849	(45,074,195)
Net Assets:
Beginning of period	34,594,159	79,668,354

End of period	$70,460,008	$34,594,159

Accumulated net investment income (loss)	$342,239	$—

Share Transactions:
Issued	8,379,907	12,643,125
Reinvested	62,168	22,238
Redeemed	(8,029,445)	(13,582,381)

Change in shares	412,630	(917,018)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Real Estate

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$52.36	$50.49	$40.89	$31.16	$32.72

Investment Activities:
Net investment income (loss)(a)	0.68	0.59	1.04	1.09	1.38
Net realized and unrealized gains (losses) on investments	16.04	2.78	9.86	9.14	(1.34)

Total income (loss) from investment activities	16.72	3.37	10.90	10.23	0.04

Distributions to Shareholders From:
Net investment income	(0.34)	(1.50)	(0.82)	(0.50)	(1.37)
Net realized gains on investments	(3.10)	—	(0.38)	—	—
Return of capital	—	—	(0.10)	—	(0.23)

Total distributions	(3.44)	(1.50)	(1.30)	(0.50)	(1.60)

Net Asset Value, End of Period	$65.64	$52.36	$50.49	$40.89	$31.16

Total Return	32.49%	6.75%	27.20%	33.15%	0.02%
Ratios to Average Net Assets:
Gross expenses	1.76%	1.89%	1.93%	2.02%	2.13%
Net expenses	1.70%	1.89%	1.93%	1.98%	1.98%
Net investment income (loss)	1.13%	1.17%	2.35%	3.08%	4.09%
Supplemental Data:
Net assets, end of period (000’s)	$70,460	$34,594	$79,668	$39,613	$20,920
Portfolio turnover rate(b)	719%	1,105%	1,184%	1,113%	1,163%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Semiconductor

The ProFund VP Semiconductor seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductors Index. For the year ended December 31, 2006, the Fund had a total return of -7.09%, compared to a total return of -5.25%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Semiconductors Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and motherboards.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Intel (+14.92%), Applied Materials (+3.89%), and Broadcom (+2.79%), while the bottom three performers in this group were SanDisk (–31.50%), Marvell Technology Group (–31.57%), and Advanced Micro Devices (–33.50%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Semiconductor from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)
ProFund VP Semiconductor	(7.09)%	(5.85)%
Dow Jones U.S. Semiconductors Index	(5.25)%	(3.35)%
S&P 500 Index	15.80%	7.81%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Semiconductor

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006
Investment Objective: The ProFund VP Semiconductor seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Semiconductors Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	96.0%

Total Exposure	96.0%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Semiconductors Index - Composition

The Dow Jones U.S. Semiconductors Index is comprised of a single sector.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Semiconductor	December 31, 2006

Common Stocks (96.0%)
	Shares	Value

Actel Corp.* (Semiconductors)	360	$6,538
Advanced Micro Devices, Inc.* (Semiconductors)	8,100	164,835
Agere Systems, Inc.* (Semiconductors)	2,520	48,308
Altera Corp.* (Semiconductors)	5,220	102,730
Amkor Technology, Inc.* (Semiconductors)	1,440	13,450
Analog Devices, Inc. (Semiconductors)	5,040	165,665
Applied Materials, Inc. (Semiconductors)	20,160	371,952
Applied Micro Circuits Corp.* (Semiconductors)	4,320	15,379
Asyst Technologies, Inc.* (Semiconductors)	720	5,263
Atmel Corp.* (Semiconductors)	6,480	39,204
ATMI, Inc.* (Semiconductors)	540	16,486
Axcelis Technologies, Inc.* (Semiconductors)	1,440	8,395
Broadcom Corp.—Class A* (Semiconductors)	6,840	221,000
Brooks Automation, Inc.* (Semiconductors)	1,080	15,552
Cabot Microelectronics Corp.* (Chemicals)	360	12,218
Cirrus Logic, Inc.* (Semiconductors)	1,080	7,430
Cohu, Inc. (Semiconductors)	360	7,258
Conexant Systems, Inc.* (Semiconductors)	7,020	14,321
Cree Research, Inc.* (Semiconductors)	1,080	18,706
Cymer, Inc.* (Electronics)	540	23,733
Cypress Semiconductor Corp.* (Semiconductors)	2,160	36,439
DSP Group, Inc.* (Semiconductors)	360	7,812
Entegris, Inc.* (Semiconductors)	1,800	19,476
Exar Corp.* (Semiconductors)	540	7,020
Fairchild Semiconductor International, Inc.* (Semiconductors)	1,800	30,258
FormFactor, Inc.* (Semiconductors)	540	20,115
Integrated Device Technology, Inc.* (Semiconductors)	2,880	44,582
Intel Corp. (Semiconductors)	72,540	1,468,934
Interdigital Communications Corp.* (Telecommunications)	720	24,156
International Rectifier Corp.* (Semiconductors)	1,080	41,612
Intersil Corp.—Class A (Semiconductors)	1,980	47,362
KLA-Tencor Corp. (Semiconductors)	2,880	143,280
Kulicke & Soffa Industries, Inc.* (Semiconductors)	900	7,560
Lam Research Corp.* (Semiconductors)	2,160	109,339
Lattice Semiconductor Corp.* (Semiconductors)	1,620	10,498
Linear Technology Corp. (Semiconductors)	4,320	130,982
LSI Logic Corp.* (Semiconductors)	5,760	51,840
LTX Corp.* (Semiconductors)	900	5,040
Marvell Technology Group, Ltd.*ADR (Semiconductors)	6,660	127,805
Maxim Integrated Products, Inc. (Semiconductors)	4,680	143,302
MEMC Electronic Materials, Inc.* (Semiconductors)	2,520	98,633
Micrel, Inc.* (Semiconductors)	900	9,702
Microchip Technology, Inc. (Semiconductors)	3,060	100,062
Micron Technology, Inc.* (Semiconductors)	10,980	153,281
Microsemi Corp.* (Semiconductors)	1,080	21,222
National Semiconductor Corp. (Semiconductors)	4,680	106,236
Novellus Systems, Inc.* (Semiconductors)	1,800	61,956
NVIDIA Corp.* (Semiconductors)	5,220	193,192
OmniVision Technologies, Inc.* (Semiconductors)	720	9,828
Photronics, Inc.* (Semiconductors)	540	8,824
PMC-Sierra, Inc.* (Semiconductors)	3,060	20,533
QLogic Corp.* (Semiconductors)	2,340	51,293
Rambus, Inc.* (Semiconductors)	1,440	27,259
RF Micro Devices, Inc.* (Telecommunications)	2,880	19,555
SanDisk Corp.* (Computers)	3,240	139,417
Semtech Corp.* (Semiconductors)	1,080	14,116
Silicon Image, Inc.* (Semiconductors)	1,260	16,027
Silicon Laboratories, Inc.* (Semiconductors)	720	24,948
Silicon Storage Technology, Inc.* (Computers)	1,260	5,683
SiRF Technology Holdings, Inc.* (Semiconductors)	720	18,374
Skyworks Solutions, Inc.* (Semiconductors)	2,340	16,567
Teradyne, Inc.* (Semiconductors)	2,700	40,392
Tessera Technologies, Inc.* (Semiconductors)	720	29,045
Texas Instruments, Inc. (Semiconductors)	21,780	627,264
Trident Microsystems, Inc.* (Software)	900	16,362
TriQuint Semiconductor, Inc.* (Semiconductors)	1,980	8,910
Ultratech Stepper, Inc.* (Semiconductors)	360	4,493
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	720	32,774
Xilinx, Inc. (Semiconductors)	4,860	115,717
Zoran Corp.* (Semiconductors)	720	10,498

TOTAL COMMON STOCKS
(Cost $3,722,460)		5,757,998

TOTAL INVESTMENT SECURITIES
(Cost $3,722,460)—96.0%		5,757,998
Net other assets (liabilities)—4.0%		240,261

NET ASSETS—100.0%		$5,998,259

*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Semiconductor	December 31, 2006

ProFund VP Semiconductor invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Chemicals	0.2%
Computers	2.4%
Electronics	0.4%
Semiconductors	92.0%
Software	0.3%
Telecommunications	0.7%
Other**	4.0%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Semiconductor

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $3,722,460)	$5,757,998
Dividends and interest receivable	207
Receivable for investments sold	355,346
Receivable for capital shares issued	17,067
Prepaid expenses	54

Total Assets	6,130,672

Liabilities:
Cash overdraft	21,978
Payable for capital shares redeemed	98,056
Advisory fees payable	3,484
Management services fees payable	464
Administration fees payable	158
Administrative services fees payable	1,866
Distribution fees payable	1,334
Trustee fees payable	1
Transfer agency fees payable	153
Fund accounting fees payable	260
Compliance services fees payable	129
Other accrued expenses	4,530

Total Liabilities	132,413

Net Assets	$5,998,259

Net Assets consist of:
Capital	$9,238,492
Accumulated net realized gains (losses) on investments	(5,275,771)
Net unrealized appreciation (depreciation) on investments	2,035,538

Net Assets	$5,998,259

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized,
no par value)	294,743

Net Asset Value (offering and redemption price per share)	$20.35

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$79,373
Interest	1,099

Total Investment Income	80,472

Expenses:
Advisory fees	71,940
Management services fees	14,388
Administration fees	2,971
Transfer agency fees	2,814
Administrative services fees	40,569
Distribution fees	23,980
Custody fees	12,882
Fund accounting fees	4,566
Trustee fees	141
Compliance services fees	176
Other fees	6,414

Total Gross Expenses before reductions	180,841
Less Expenses reduced by the Advisor	(8,099)

Total Net Expenses	172,742

Net Investment Income (Loss)	(92,270)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(271,648)
Net realized gains (losses) on swap agreements	33,640
Change in net unrealized appreciation/depreciation on investments	(807,410)

Net Realized and Unrealized Gains (Losses) on Investments	(1,045,418)

Change in Net Assets Resulting from Operations	$(1,137,688)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Semiconductor

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(92,270)	$(149,583)
Net realized gains (losses) on investments	(238,008)	252,933
Change in net unrealized appreciation/depreciation on investments	(807,410)	709,428

Change in net assets resulting from operations	(1,137,688)	812,778

Distributions to Shareholders From:
Net realized gains on investments	(99,030)	(785,426)

Change in net assets resulting from distributions	(99,030)	(785,426)

Capital Transactions:
Proceeds from shares issued	66,724,687	118,805,625
Dividends reinvested	99,030	785,426
Value of shares redeemed	(73,270,783)	(116,786,955)

Change in net assets resulting from capital transactions	(6,447,066)	2,804,096

Change in net assets	(7,683,784)	2,831,448
Net Assets:
Beginning of period	13,682,043	10,850,595

End of period	$5,998,259	$13,682,043

Share Transactions:
Issued	3,102,453	5,359,557
Reinvested	4,854	35,395
Redeemed	(3,429,552)	(5,271,278)

Change in shares	(322,245)	123,674

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Semiconductor

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value,
Beginning of Period	$22.18	$22.00	$29.34	$15.58	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.21)	(0.30)	(0.39)	(0.41)	(0.24)
Net realized and unrealized
gains (losses) on investments	(1.36)	2.20	(6.54)	14.17	(14.18)

Total income (loss) from
investment activities	(1.57)	1.90	(6.93)	13.76	(14.42)

Distributions to Shareholders From:
Net realized gains on investments	(0.26)	(1.72)	(0.41)	—	—

Net Asset Value, End of Period	$20.35	$22.18	$22.00	$29.34	$15.58

Total Return	(7.09)%	8.64%	(23.54)%	88.32%	(48.07	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.89%	1.98%	1.99%	2.05%	2.33%
Net expenses(d)	1.80%	1.98%	1.98%	1.98%	1.98%
Net investment income (loss)(d)	(0.96)%	(1.34)%	(1.58)%	(1.72)%	(1.89)%
Supplemental Data:
Net assets, end of period (000’s)	$5,998	$13,682	$10,851	$18,332	$3,790
Portfolio turnover rate(e)	722%	1,245%	1,460%	1,364%	886	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Technology

The ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Index. For the year ended December 31, 2006, the Fund had a total of 8.07%, compared to a total return of 10.10%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Technology Index measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Cisco Systems (+59.64%), Hewlett-Packard (+45.21%), and International Business Machines (+19.77%), while the bottom three performers in this group were Dell (–16.23%), Qualcomm (–11.32%), and Motorola (–8.17%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Technology from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (1/22/01)

ProFund VP Technology	8.07%	(1.16)%	(9.17)%

Dow Jones U.S. Technology Index	10.10%	1.41%	(6.77)%

S&P 500 Index	15.80%	6.19%	2.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Technology

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Technology seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Technology Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.1%

Total Exposure	100.1%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
Dow Jones U.S. Technology Index - Composition
% of Index

Technology Hardware & Equipment	58.6%
Software & Computer Services	41.4%

PROFUNDS VP ProFund VP Technology	Schedule of Portfolio Investments December 31, 2006

Common Stocks (100.1%)
	Shares	Value

3Com Corp.* (Telecommunications)	3,688	$15,158
ADC Telecommunications, Inc.* (Telecommunications)	922	13,397
Adobe Systems, Inc.* (Software)	5,532	227,476
ADTRAN, Inc. (Telecommunications)	461	10,465
Advanced Micro Devices, Inc.* (Semiconductors)	5,071	103,195
Agere Systems, Inc.* (Semiconductors)	1,383	26,512
Akamai Technologies, Inc.* (Internet)	1,383	73,465
Altera Corp.* (Semiconductors)	3,227	63,507
Amdocs, Ltd.*ADR (Telecommunications)	1,844	71,455
American Power Conversion Corp. (Electrical Components & Equipment)	1,844	56,408
American Tower Corp.* (Telecommunications)	3,688	137,489
Amkor Technology, Inc.* (Semiconductors)	922	8,611
Analog Devices, Inc. (Semiconductors)	3,227	106,072
Andrew Corp.* (Telecommunications)	1,383	14,148
ANSYS, Inc.* (Software)	461	20,049
Apple Computer, Inc.* (Computers)	7,837	664,891
Applied Materials, Inc. (Semiconductors)	12,447	229,648
Applied Micro Circuits Corp.* (Semiconductors)	2,766	9,847
Arris Group, Inc.* (Telecommunications)	922	11,534
Atmel Corp.* (Semiconductors)	4,149	25,101
ATMI, Inc.* (Semiconductors)	461	14,074
Autodesk, Inc.* (Software)	2,305	93,260
Avaya, Inc.* (Telecommunications)	4,149	58,003
Avocent Corp.* (Internet)	461	15,605
BEA Systems, Inc.* (Software)	3,688	46,395
BMC Software, Inc.* (Software)	1,844	59,377
Broadcom Corp.—Class A* (Semiconductors)	4,149	134,055
Brocade Communications Systems, Inc.* (Computers)	2,305	18,924
Brooks Automation, Inc.* (Semiconductors)	461	6,638
CA, Inc. (Software)	3,688	83,533
CACI International, Inc.—Class A* (Computers)	461	26,047
Cadence Design Systems, Inc.* (Computers)	2,766	49,539
CDW Corp. (Distribution/Wholesale)	461	32,418
Cerner Corp.* (Software)	461	20,976
Check Point Software Technologies, Ltd.*ADR (Internet)	1,383	30,315
Ciena Corp.* (Telecommunications)	922	25,549
Cisco Systems, Inc.* (Telecommunications)	55,781	1,524,494
Citrix Systems, Inc.* (Software)	1,844	49,880
Cognizant Technology Solutions Corp.* (Computers)	1,383	106,712
Computer Sciences Corp.* (Computers)	1,383	73,811
Compuware Corp.* (Software)	3,227	26,881
Comverse Technology, Inc.* (Telecommunications)	1,844	38,927
Conexant Systems, Inc.* (Semiconductors)	4,610	9,404
Corning, Inc.* (Telecommunications)	14,291	267,385
Cree Research, Inc.* (Semiconductors)	922	15,969
Crown Castle International Corp.* (Telecommunications)	1,844	59,561
CSG Systems International, Inc.* (Software)	461	12,323
Cymer, Inc.* (Electronics)	461	20,261
Cypress Semiconductor Corp.* (Semiconductors)	1,383	23,331
Dell, Inc.* (Computers)	18,440	462,660
Diebold, Inc. (Computers)	461	21,483
Digital River, Inc.* (Internet)	461	25,719
DST Systems, Inc.* (Computers)	461	28,872
Dycom Industries, Inc.* (Engineering & Construction)	461	9,736
Electronic Data Systems Corp. (Computers)	4,610	127,006
Electronics for Imaging, Inc.* (Computers)	461	12,253
EMC Corp.* (Computers)	20,284	267,749
Emulex Corp.* (Semiconductors)	922	17,988
Entegris, Inc.* (Semiconductors)	922	9,976
F5 Networks, Inc.* (Internet)	461	34,211
Fair Isaac Corp. (Software)	461	18,740
Fairchild Semiconductor International, Inc.* (Semiconductors)	922	15,499
Finisar Corp.* (Telecommunications)	2,305	7,445
FormFactor, Inc.* (Semiconductors)	461	17,172
Foundry Networks, Inc.* (Telecommunications)	1,383	20,717
Gartner Group, Inc.* (Commercial Services)	461	9,123
Google, Inc.—Class A* (Internet)	1,844	849,125
Harris Corp. (Telecommunications)	1,383	63,424
Hewlett-Packard Co. (Computers)	24,894	1,025,383
Hyperion Solutions Corp.* (Software)	461	16,568
IKON Office Solutions, Inc. (Office/Business Equipment)	922	15,093
Imation Corp. (Computers)	461	21,404
Informatica Corp.* (Software)	922	11,258
Ingram Micro, Inc.—Class A* (Distribution/Wholesale)	1,383	28,227
Insight Enterprises, Inc.* (Retail)	461	8,699
Integrated Device Technology, Inc.* (Semiconductors)	1,844	28,545
Intel Corp. (Semiconductors)	53,476	1,082,890
Interdigital Communications Corp.* (Telecommunications)	461	15,467

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Technology

Common Stocks, continued
	Shares	Value

Intermec, Inc.* (Machinery-Diversified)	461	$11,188
International Business Machines Corp. (Computers)	13,830	1,343,584
International Rectifier Corp.* (Semiconductors)	461	17,762
Intersil Corp.—Class A (Semiconductors)	1,383	33,081
Intuit, Inc.* (Software)	2,766	84,391
j2 Global Communications, Inc.* (Internet)	461	12,562
Jack Henry & Associates, Inc. (Computers)	922	19,731
JDS Uniphase Corp.* (Telecommunications)	1,844	30,721
Juniper Networks, Inc.* (Telecommunications)	5,071	96,045
KLA-Tencor Corp. (Semiconductors)	1,844	91,739
Komag, Inc.* (Computers)	461	17,463
Kronos, Inc.* (Computers)	461	16,937
Lam Research Corp.* (Semiconductors)	1,383	70,007
Lexmark International, Inc.—Class A* (Computers)	922	67,490
Linear Technology Corp. (Semiconductors)	2,766	83,865
LSI Logic Corp.* (Semiconductors)	3,688	33,192
Macrovision Corp.* (Entertainment)	461	13,028
Marvell Technology Group, Ltd.*ADR (Semiconductors)	4,149	79,619
Maxim Integrated Products, Inc. (Semiconductors)	2,766	84,695
McAfee, Inc.* (Internet)	1,383	39,250
MEMC Electronic Materials, Inc.* (Semiconductors)	1,383	54,131
Mentor Graphics Corp.* (Computers)	922	16,624
Microchip Technology, Inc. (Semiconductors)	1,844	60,299
Micron Technology, Inc.* (Semiconductors)	6,915	96,533
Micros Systems, Inc.* (Computers)	461	24,295
Microsemi Corp.* (Semiconductors)	461	9,059
Microsoft Corp. (Software)	80,214	2,395,189
Motorola, Inc. (Telecommunications)	22,128	454,951
National Semiconductor Corp. (Semiconductors)	2,766	62,788
NCR Corp.* (Computers)	1,844	78,849
Network Appliance, Inc.* (Computers)	3,227	126,757
Novell, Inc.* (Software)	3,227	20,007
Novellus Systems, Inc.* (Semiconductors)	922	31,735
Nuance Communications, Inc.* (Software)	1,383	15,849
NVIDIA Corp.* (Semiconductors)	3,227	119,432
Openwave Systems, Inc.* (Internet)	922	8,510
Oracle Corp.* (Software)	36,880	632,123
Palm, Inc.* (Computers)	922	12,991
Parametric Technology Corp.* (Software)	922	16,614
Perot Systems Corp.—Class A* (Computers)	922	15,112
Pitney Bowes, Inc. (Office/Business Equipment)	1,844	85,174
Plantronics, Inc. (Telecommunications)	461	9,773
PMC-Sierra, Inc.* (Semiconductors)	1,844	12,373
Polycom, Inc.* (Telecommunications)	922	28,499
Progress Software Corp.* (Software)	461	12,876
QLogic Corp.* (Semiconductors)	1,383	30,315
Qualcomm, Inc. (Telecommunications)	15,213	574,898
Rambus, Inc.* (Semiconductors)	922	17,453
RealNetworks, Inc.* (Internet)	922	10,087
Red Hat, Inc.* (Software)	1,844	42,412
Redback Networks, Inc.* (Internet)	461	11,497
RF Micro Devices, Inc.* (Telecommunications)	1,844	12,521
SAIC, Inc.* (Commercial Services)	922	16,403
Salesforce.com, Inc.* (Software)	922	33,607
SanDisk Corp.* (Computers)	1,844	79,347
SBA Communications Corp.—Class A* (Telecommunications)	922	25,355
Seagate TechnologyADR (Computers)	5,532	146,598
Semtech Corp.* (Semiconductors)	461	6,025
Silicon Image, Inc.* (Semiconductors)	922	11,728
Silicon Laboratories, Inc.* (Semiconductors)	461	15,974
SiRF Technology Holdings, Inc.* (Semiconductors)	461	11,765
Skyworks Solutions, Inc.* (Semiconductors)	1,383	9,792
Sonus Networks, Inc.* (Telecommunications)	2,305	15,190
SRA International, Inc.—Class A* (Computers)	461	12,327
Sun Microsystems, Inc.* (Computers)	32,270	174,903
Sybase, Inc.* (Software)	922	22,773
Symantec Corp.* (Internet)	8,759	182,625
Synopsys, Inc.* (Computers)	1,383	36,968
Tech Data Corp.* (Distribution/Wholesale)	461	17,458
Tekelec* (Telecommunications)	461	6,837
Tellabs, Inc.* (Telecommunications)	3,688	37,839
Teradyne, Inc.* (Semiconductors)	1,844	27,586
Tessera Technologies, Inc.* (Semiconductors)	461	18,597
Texas Instruments, Inc. (Semiconductors)	13,369	385,028
Tibco Software, Inc.* (Internet)	1,844	17,407
Transaction Systems Architect, Inc.* (Software)	461	15,015
Trident Microsystems, Inc.*(Software)	461	8,381
Unisys Corp.* (Computers)	3,227	25,300
United Online, Inc. (Internet)	461	6,122
United Stationers, Inc.* (Distribution/Wholesale)	461	21,524
UTStarcom, Inc.* (Telecommunications)	922	8,068
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	461	20,985
VeriFone Holdings, Inc.* (Software)	461	16,319
VeriSign, Inc.* (Internet)	2,305	55,435
WebEx Communications, Inc.* (Internet)	461	16,084
Websense, Inc.* (Internet)	461	10,525
Western Digital Corp.* (Computers)	1,844	37,728
Wind River Systems, Inc.* (Software)	922	9,451
Xerox Corp.* (Office/Business Equipment)	8,759	148,466
Xilinx, Inc. (Semiconductors)	3,227	76,835
Yahoo!, Inc.* (Internet)	11,525	294,349

TOTAL COMMON STOCKS
(Cost $11,572,876)		18,533,302

Repurchase Agreements (0.2%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $43,024 (Collateralized By $42,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $43,931)	$43,000	43,000

TOTAL REPURCHASE AGREEMENTS
(Cost $43,000)		43,000

TOTAL INVESTMENT SECURITIES
(Cost $11,615,876)—100.3%		18,576,302
Net other assets (liabilities)—(0.3)%		(59,076)

NET ASSETS—100.0%		$18,517,226

*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Technology

ProFund VP Technology invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Commercial Services	0.1%
Computers	28.0%
Distribution/Wholesale	0.5%
Electrical Components & Equipment	0.3%
Electronics	0.1%
Engineering & Construction	0.1%
Entertainment	0.1%
Internet	9.1%
Machinery-Diversified	0.1%
Office/Business Equipment	1.3%
Retail	NM
Semiconductors	19.0%
Software	21.7%
Telecommunications	19.7%
Other**	(0.1)%

** Includes any non-equity securities and net other assets (liabilities).
NM Not meaningful, amount is less than 0.05%

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Technology

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $11,572,876)	$18,533,302
Repurchase agreements, at cost	43,000

Total Investment Securities	18,576,302
Cash	435
Dividends and interest receivable	6,565
Receivable for investments sold	924,525
Receivable for capital shares issued	688
Prepaid expenses	77

Total Assets	19,508,592

Liabilities:
Payable for capital shares redeemed	953,395
Advisory fees payable	11,349
Management services fees payable	1,513
Administration fees payable	563
Administrative services fees payable	5,922
Distribution fees payable	6,334
Trustee fees payable	3
Transfer agency fees payable	546
Fund accounting fees payable	883
Compliance services fees payable	376
Other accrued expenses	10,482

Total Liabilities	991,366

Net Assets	$18,517,226

Net Assets consist of:
Capital	$25,251,605
Accumulated net realized gains (losses) on investments	(13,694,805)
Net unrealized appreciation (depreciation) on investments	6,960,426

Net Assets	$18,517,226

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,253,395

Net Asset Value (offering and redemption price per share)	$14.77

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$110,804
Interest	1,383

Total Investment Income	112,187

Expenses:
Advisory fees	138,508
Management services fees	27,702
Administration fees	5,692
Transfer agency fees	5,361
Administrative services fees	61,082
Distribution fees	46,169
Custody fees	21,493
Fund accounting fees	8,864
Trustee fees	229
Compliance services fees	439
Other fees	12,653

Total Gross Expenses before reductions	328,192
Less Expenses reduced by the Advisor	(18,306)

Total Net Expenses	309,886

Net Investment Income (Loss)	(197,699)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	650,505
Change in net unrealized appreciation/depreciation on investments	1,004,213

Net Realized and Unrealized Gains (Losses) on Investments	1,654,718

Change in Net Assets Resulting from Operations	$1,457,019

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Technology
Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(197,699)	$(231,556)
Net realized gains (losses) on investments	650,505	1,492,123
Change in net unrealized appreciation/depreciation on investments	1,004,213	(1,300,789)

Change in net assets resulting from operations	1,457,019	(40,222)

Distributions to Shareholders From:
Net investment income	—	(97,825)
Net realized gains on investments	(1,507,440)	(973,472)

Change in net assets resulting from distributions	(1,507,440)	(1,071,297)

Capital Transactions:
Proceeds from shares issued	50,049,897	72,308,623
Dividends reinvested	1,507,440	1,071,297
Value of shares redeemed	(52,705,486)	(77,029,037)

Change in net assets resulting from capital transactions	(1,148,149)	(3,649,117)

Change in net assets	(1,198,570)	(4,760,636)
Net Assets:
Beginning of period	19,715,796	24,476,432

End of period	$18,517,226	$19,715,796

Share Transactions:
Issued	3,367,824	4,858,358
Reinvested	108,998	68,938
Redeemed	(3,545,601)	(5,204,837)

Change in shares	(68,779)	(277,541)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Technology
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$14.91	$15.30	$15.56	$10.66	$17.97

Investment Activities:
Net investment income (loss)(a)	(0.16)	(0.19)	0.06	(0.20)	(0.24)

Net realized and unrealized gains (losses) on investments	1.27	0.40	(0.14)	5.10	(7.07)

Total income (loss) from investment activities	1.11	0.21	(0.08)	4.90	(7.31)

Distributions to Shareholders From:
Net investment income	—	(0.05)	—	—	—
Net realized gains on investments	(1.25)	(0.55)	(0.18)	—	—

Total distributions	(1.25)	(0.60)	(0.18)	—	—

Net Asset Value, End of Period	$14.77	$14.91	$15.30	$15.56	$10.66

Total Return	8.07%	1.22%	(0.43)%	45.97%	(40.68)%

Ratios to Average Net Assets:
Gross expenses	1.78%	1.89%	1.87%	1.93%	2.27%
Net expenses	1.68%	1.89%	1.87%	1.93%	1.98%
Net investment income (loss)	(1.07)%	(1.29)%	0.40%	(1.47)%	(1.77)%

Supplemental Data:
Net assets, end of period (000’s)	$18,517	$19,716	$24,476	$30,631	$15,271
Portfolio turnover rate(b)	254%	381%	497%	702%	1,208%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Telecommunications

The ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index. For the year ended December 31, 2006, the Fund had a total return of 34.28%, compared to a total return of 36.83%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have a similar daily return characteristics as the Index. The Dow Jones U.S. Telecommunications Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixedline communications and wireless communications companies.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were BellSouth (+79.87%), AT&T (+53.16%), and Qwest Communications (+48.14%), while the bottom three performers in this group were Sprint Nextel (–10.42%), NTL (–5.58%), and Alltel (+19.17%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Telecommunications from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (1/22/01)

ProFund VP Telecommunications	34.28%	(1.59)%	(6.67)%

Dow Jones U.S. Telecommunications Index	36.83%	1.84%	(3.18)%

S&P 500 Index	15.80%	6.19%	2.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Telecommunications

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Telecommunications seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	76.8%
Swap Agreements	23.1%

Total Exposure	99.9%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Telecommunications Index - Composition
% of Index

Fixed Line Telecommunications	80.3%
Mobile Telecommunications	19.7%

PROFUNDS VP ProFund VP Telecommunications	Schedule of Portfolio Investments December 31, 2006

Common Stocks (76.8%)
	Shares	Value

Alltel Corp. (Telecommunications)	33,664	$2,035,999
AT&T, Inc. (Telecommunications)	301,964	10,795,212
BellSouth Corp. (Telecommunications)	45,216	2,130,125
CenturyTel, Inc. (Telecommunications)	9,468	413,373
Cincinnati Bell, Inc.* (Telecommunications)	22,092	100,960
Citizens Communications Co. (Telecommunications)	29,456	423,283
Dobson Communications Corp.—Class A* (Telecommunications)	13,676	119,118
Embarq Corp. (Telecommunications)	13,676	718,811
IDT Corp.#151;Class B* (Telecommunications)	4,208	55,041
Leap Wireless International, Inc.* (Telecommunications)	4,208	250,250
Leucadia National Corp. (Holding Companies-Diversified)	14,728	415,330
Level 3 Communications, Inc.* (Telecommunications)	90,472	506,643
NII Holdings, Inc.—Class B* (Telecommunications)	12,624	813,491
NTL, Inc. (Telecommunications)	24,196	610,707
Qwest Communications International, Inc.* (Telecommunications)	140,968	1,179,902
RCN Corp.* (Telecommunications)	3,156	95,153
Sprint Corp. (Telecommunications)	111,492	2,106,084
TeleCorp PCS, Inc.—Class A(a)* (Telecommunications)	952	—
Telephone & Data Systems, Inc. (Telecommunications)	4,208	228,621
Telephone & Data Systems, Inc.—Special Shares (Telecommunications)	4,208	208,717
Time Warner Telecom, Inc.—Class A* (Telecommunications)	11,572	230,630
US Cellular Corp.* (Telecommunications)	1,052	73,209
Verizon Communications, Inc. (Telecommunications)	263,000	9,794,119
Windstream Corp. (Telecommunications)	43,132	613,337

TOTAL COMMON STOCKS (Cost $26,959,806)		33,918,115

Repurchase Agreements (0.1%)
	Principal
	Amount	Value

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $52,029 (Collateralized by $51,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $53,344)	$52,000	$52,000

TOTAL REPURCHASE AGREEMENTS (Cost $52,000)		52,000

TOTAL INVESTMENT SECURITIES (Cost $27,011,806)—76.9%		33,970,115
Net other assets (liabilities)—23.1%		10,187,565

NET ASSETS—100.0%		$44,157,680

*	Non-income producing security
(a)	Escrowed security

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Dow Jones U.S. Telecommunications Index expiring 1/3/07	$10,197,451	$(2,549)

ProFund VP Telecommunications invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Holding Companies-Diversified	0.9%
Telecommunications	75.9%
Other**	23.2%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Telecommunications

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $26,959,806)	$33,918,115
Repurchase agreements, at cost	52,000

Total Investment Securities	33,970,115
Cash	433
Dividends and interest receivable	23,066
Receivable for investments sold	11,050,177
Prepaid expenses	126

Total Assets	45,043,917

Liabilities:
Payable for capital shares redeemed	814,615
Unrealized loss on swap agreements	2,549
Advisory fees payable	22,708
Management services fees payable	3,028
Administration fees payable	1,139
Administrative services fees payable	13,361
Distribution fees payable	9,551
Trustee fees payable	7
Transfer agency fees payable	1,105
Fund accounting fees payable	1,620
Compliance services fees payable	753
Other accrued expenses	15,801

Total Liabilities	886,237

Net Assets	$44,157,680

Net Assets consist of:
Capital	$41,458,884
Accumulated net investment income (loss)	445,711
Accumulated net realized gains (losses)
on investments	(4,702,675)
Net unrealized appreciation (depreciation) on investments	6,955,760

Net Assets	$44,157,680

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,452,695

Net Asset Value (offering and redemption price per share)	$18.00

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$970,570
Interest	8,026

Total Investment Income	978,596

Expenses:
Advisory fees	238,038
Management services fees	47,608
Administration fees	9,777
Transfer agency fees	9,306
Administrative services fees	121,767
Distribution fees	79,346
Custody fees	13,499
Fund accounting fees	13,643
Trustee fees	410
Compliance services fees	862
Other fees	20,888

Total Gross Expenses before reductions	555,144
Less Expenses reduced by the Advisor	(22,259)

Total Net Expenses	532,885

Net Investment Income (Loss)	445,711

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	755,053
Net realized gains (losses) on swap agreements	(108,366)
Change in net unrealized appreciation/depreciation on investments	5,943,063

Net Realized and Unrealized Gains (Losses) on Investments	6,589,750

Change in Net Assets Resulting from Operations	$7,035,461

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Telecommunications

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$445,711	$219,464
Net realized gains (losses) on investments	646,687	(382,939)
Change in net unrealized appreciation/depreciation on investments	5,943,063	(1,412,703)

Change in net assets resulting from operations	7,035,461	(1,576,178)

Distributions to Shareholders From:
Net investment income	(219,464)	(217,426)
Net realized gains on investments	—	(329,364)

Change in net assets resulting from distributions	(219,464)	(546,790)

Capital Transactions:
Proceeds from shares issued	148,292,214	79,708,794
Dividends reinvested	219,464	546,790
Value of shares redeemed	(119,967,550)	(87,228,984)

Change in net assets resulting from capital transactions	28,544,128	(6,973,400)

Change in net assets	35,360,125	(9,096,368)
Net Assets:
Beginning of period	8,797,555	17,893,923

End of period	$44,157,680	$8,797,555

Accumulated net investment income (loss)	$445,711	$219,464

Share Transactions:
Issued	9,415,368	5,527,595
Reinvested	13,415	38,724
Redeemed	(7,628,922)	(6,087,142)

Change in shares	1,799,861	(520,823)

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Telecommunications

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$13.48	$15.25	$13.74	$13.41	$21.57

Investment Activities:
Net investment income (loss)(a)	0.23	0.32	0.21	0.31	(0.10)
Net realized and unrealized gains (losses) on investments	4.37	(1.29)	1.91	0.02	(8.06)

Total income (loss) from investment activities	4.60	(0.97)	2.12	0.33	(8.16)

Distributions to Shareholders From:
Net investment income	(0.08)	(0.32)	(0.13)	—	—
Net realized gains on investments	—	(0.48)	(0.48)	—	—

Total distributions	(0.08)	(0.80)	(0.61)	—	—

Net Asset Value, End of Period	$18.00	$13.48	$15.25	$13.74	$13.41

Total Return	34.28%	(6.64)%	15.56%	2.46%	(37.83)%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.91%	1.95%	2.06%	2.19%
Net expenses	1.68%	1.91%	1.95%	1.97%	1.98%
Net investment income (loss)	1.40%	2.25%	1.42%	2.40%	(0.72)%

Supplemental Data:
Net assets, end of period (000’s)	$44,158	$8,798	$17,894	$7,488	$16,796
Portfolio turnover rate(b)	525%	970%	1,048%	1,508%	1,290%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Utilities

The ProFund VP Utilities seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index. For the year ended December 31, 2006, the Fund had a total return of 19.22%, compared to a total return of 21.28%1 of the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Utilities Index measures the performance of the utilities industry of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Entergy (+38.40%), FPL Group (+35.49%), and First Energy (+27.31%), while the bottom three performers in this group were Public Service Enterprise Group (+5.72%), TXU (+11.19%), and Southern (+11.67%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Utilities from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (1/22/01)

ProFund VP Utilities	19.22%	8.54%	3.69%

Dow Jones U.S. Utilities Index	21.28%	11.30%	6.34%

S&P 500 Index	15.80%	6.19%	2.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.

[1] The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2] 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
[3] The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Utilities

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Utilities seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Utilities Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	99.7%

Total Exposure	99.7%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Utilities Index - Composition
% of Index

Electricity	74.3%
Gas, Water & Multiutilities	25.7%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Utilities	December 31, 2006

Common Stocks (99.7%)
	Shares	Value

AGL Resources, Inc. (Gas)	13,904	$541,005
Allegheny Energy, Inc.* (Electric)	30,415	1,396,353
ALLETE, Inc. (Electric)	4,345	202,216
Alliant Energy Corp. (Electric)	20,856	787,731
Ameren Corp. (Electric)	37,367	2,007,729
American Electric Power, Inc. (Electric)	72,127	3,071,168
Aqua America, Inc. (Water)	24,332	554,283
Aquila, Inc.* (Electric)	68,651	322,660
Atmos Energy Corp. (Gas)	14,773	471,406
Avista Corp. (Electric)	8,690	219,944
Black Hills Corp. (Electric)	6,083	224,706
CenterPoint Energy, Inc. (Electric)	50,402	835,665
CLECO Corp. (Electric)	10,428	263,098
CMS Energy Corp.* (Electric)	40,843	682,078
Consolidated Edison, Inc. (Electric)	46,926	2,255,733
Constellation Energy Group, Inc. (Electric)	33,022	2,274,225
Dominion Resources, Inc. (Electric)	64,306	5,391,414
DPL, Inc. (Electric)	20,856	579,380
DTE Energy Co. (Electric)	32,153	1,556,527
Duke Energy Corp. (Electric)	229,416	7,618,904
Duquesne Light Holdings, Inc. (Electric)	15,642	310,494
Dynegy, Inc.—Class A* (Pipelines)	2,789	20,193
Edison International (Electric)	54,747	2,489,894
El Paso Electric Co.* (Electric)	8,690	211,775
Energen Corp. (Gas)	12,166	571,072
Energy East Corp. (Electric)	26,939	668,087
Entergy Corp. (Electric)	38,236	3,529,948
Equitable Resources, Inc. (Pipelines)	20,856	870,738
Exelon Corp. (Electric)	122,529	7,583,319
FirstEnergy Corp. (Electric)	58,223	3,505,607
FPL Group, Inc. (Electric)	67,782	3,688,696
Great Plains Energy, Inc. (Electric)	14,773	469,781
Hawaiian Electric Industries, Inc. (Electric)	14,773	401,087
IDACORP, Inc. (Electric)	7,821	302,282
KeySpan Corp. (Gas)	32,153	1,324,061
Mirant Corp.* (Electric)	46,926	1,481,454
Nalco Holding Co.* (Environmental Control)	17,380	355,595
National Fuel Gas Co. (Pipelines)	14,773	569,351
New Jersey Resources Corp. (Gas)	5,214	253,296
NICOR, Inc. (Gas)	7,821	366,023
NiSource, Inc. (Electric)	49,533	1,193,745
Northeast Utilities System (Electric)	27,808	783,073
Northwest Natural Gas Co. (Gas)	5,214	221,282
NorthWestern Corp. (Electric)	6,952	245,962
NRG Energy, Inc.* (Electric)	23,463	1,314,163
NSTAR (Electric)	19,118	656,894
ONEOK, Inc. (Gas)	19,118	824,368
Peoples Energy Corp. (Gas)	6,952	309,851
Pepco Holdings, Inc. (Electric)	34,760	904,108
PG&E Corp. (Electric)	63,437	3,002,473
Piedmont Natural Gas Co., Inc. (Gas)	13,035	348,686
Pinnacle West Capital Corp. (Electric)	18,249	924,129
PNM Resources, Inc. (Electric)	11,297	351,337
PPL Corp. (Electric)	69,520	2,491,597
Progress Energy, Inc. (Electric)	46,057	2,260,478
Public Service Enterprise Group, Inc. (Electric)	46,057	3,057,264
Puget Energy, Inc. (Electric)	20,856	528,908
Questar Corp. (Pipelines)	15,642	1,299,069
Reliant Resources, Inc.* (Electric)	56,485	802,652
SCANA Corp. (Electric)	19,118	776,573
Sempra Energy (Gas)	41,712	2,334,621
Sierra Pacific Resources* (Electric)	40,843	687,388
Southern Co. (Electric)	136,433	5,028,919
Southern Union Co. (Gas)	20,856	582,925
Southwest Gas Corp. (Gas)	7,821	300,092
TECO Energy, Inc. (Electric)	38,236	658,806
The AES Corp.* (Electric)	119,922	2,643,081
TXU Corp. (Electric)	84,293	4,569,524
UGI Corp. (Gas)	19,118	521,539
Unisource Energy Corp. (Electric)	6,083	222,212
Vectren Corp. (Gas)	13,904	393,205
Westar Energy, Inc. (Electric)	15,642	406,066
WGL Holdings, Inc. (Gas)	8,690	283,120
Wisconsin Energy Corp. (Electric)	21,725	1,031,069
WPS Resources Corp. (Electric)	7,821	422,569
Xcel Energy, Inc. (Electric)	72,996	1,683,288

TOTAL COMMON STOCKS
(Cost $74,658,639)		104,294,014

See accompanying notes to the financial statements.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Utilities	December 31, 2006

Repurchase Agreements (0.6%)
	Principal
	Amount	Value

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $664,370 (Collateralized by $648,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $677,788)	$664,000	$664,000

TOTAL REPURCHASE AGREEMENTS
(Cost $664,000)		664,000

TOTAL INVESTMENT SECURITIES
(Cost $75,322,639)—100.3%		104,958,014
Net other assets (liabilities)—(0.3)%		(356,772)

NET ASSETS—100.0%		$104,601,242

*	Non-income producing security

ProFund VP Utilities invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Electric	87.1%
Environmental Control	0.3%
Gas	9.2%
Pipelines	2.6%
Water	0.5%
Other**	0.3%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Utilities

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $74,658,639)	$104,294,014
Repurchase agreements, at cost	664,000

Total Investment Securities	104,958,014
Cash	963
Dividends and interest receivable	178,253
Receivable for capital shares issued	5,230
Prepaid expenses	261

Total Assets	105,142,721

Liabilities:
Payable for capital shares redeemed	385,949
Advisory fees payable	54,216
Management services fees payable	7,229
Administration fees payable	2,504
Administrative services fees payable	29,412
Distribution fees payable	21,013
Trustee fees payable	15
Transfer agency fees payable	2,427
Fund accounting fees payable	3,574
Compliance services fees payable	1,801
Other accrued expenses	33,339

Total Liabilities	541,479

Net Assets	$104,601,242

Net Assets consist of:
Capital	$81,706,979
Accumulated net investment income (loss)	1,383,974
Accumulated net realized gains (losses) on investments	(8,125,086)
Net unrealized appreciation (depreciation) on investments	29,635,375

Net Assets	$104,601,242

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,002,396

Net Asset Value (offering and redemption price per share)	$34.84

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$2,759,352
Interest	6,175

Total Investment Income	2,765,527

Expenses:
Advisory fees	615,926
Management services fees	123,186
Administration fees	25,436
Transfer agency fees	24,324
Administrative services fees	320,860
Distribution fees	205,309
Custody fees	28,314
Fund accounting fees	35,712
Trustee fees	986
Compliance services fees	2,033
Other fees	56,798

Total Gross Expenses before reductions	1,438,884
Less Expenses reduced by the Advisor	(57,331)

Total Net Expenses	1,381,553

Net Investment Income (Loss)	1,383,974

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,499,279
Change in net unrealized appreciation/depreciation on investments	10,214,521

Net Realized and Unrealized Gains (Losses) on Investments	12,713,800

Change in Net Assets Resulting from Operations	$14,097,774

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Utilities

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$1,383,974	$1,460,131
Net realized gains (losses) on investments	2,499,279	(1,018,729)
Change in net unrealized appreciation/depreciation on investments	10,214,521	7,814,504

Change in net assets resulting from operations	14,097,774	8,255,906

Distributions to Shareholders From:
Net investment income	(1,460,131)	(638,617)
Net realized gains on investments	—	(1,016,285)

Change in net assets resulting from distributions	(1,460,131)	(1,654,902)

Capital Transactions:
Proceeds from shares issued	155,487,238	262,257,412
Dividends reinvested	1,460,131	1,654,902
Value of shares redeemed	(140,914,662)	(246,546,371)

Change in net assets resulting from capital transactions	16,032,707	17,365,943

Change in net assets	28,670,350	23,966,947
Net Assets:
Beginning of period	75,930,892	51,963,945

End of period	$104,601,242	$75,930,892

Accumulated net investment income (loss)	$1,383,974	$1,460,131

Share Transactions:
Issued	4,876,103	9,039,074
Reinvested	45,830	52,974
Redeemed	(4,481,616)	(8,486,826)

Change in shares	440,317	605,222

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Utilities

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$29.64	$26.55	$22.38	$18.78	$24.69

Investment Activities:
Net investment income (loss)(a)	0.54	0.46	0.43	0.40	0.51
Net realized and unrealized gains (losses) on investments	5.11	3.04	4.26	3.61	(6.42)

Total income (loss) from investment activities	5.65	3.50	4.69	4.01	(5.91)

Distributions to Shareholders From:
Net investment income	(0.45)	(0.16)	(0.17)	(0.41)	—
Net realized gains on investments	—	(0.25)	(0.35)	—	—

Total distributions	(0.45)	(0.41)	(0.52)	(0.41)	—

Net Asset Value, End of Period	$34.84	$29.64	$26.55	$22.38	$18.78

Total Return	19.22%	13.06%	21.07%	21.37%	(23.94)%
Ratios to Average Net Assets:
Gross expenses	1.75%	1.89%	1.95%	2.06%	2.17%
Net expenses	1.68%	1.89%	1.95%	1.98%	1.98%
Net investment income (loss)	1.68%	1.56%	1.78%	1.98%	2.31%
Supplemental Data:
Net assets, end of period (000’s)	$104,601	$75,931	$51,964	$22,653	$26,026
Portfolio turnover rate(b)	153%	251%	569%	1,134%	1,461%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP U.S. Government Plus

The ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2006, the Fund had a total return of -4.52%, compared to a total return of -1.16%1 for the Long Bond. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.2

The Fund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of 12/31/06, the last (most recent) Long Bond to be issued carried a maturity date of 2/15/2036 and a 4.50% coupon.

The most recently issued 30-year U.S. Treasury Bond had a total return of -1.16% in 2006 as measured by the Ryan Labs 30 Year Treasury Index. The yield on the Long Bond rose from 4.54% on 12/31/05 to 4.81% on 12/31/06 as prices declined over the course of the year amidst inflation fears, particularly in the first half of the year. The Treasury Department re-introduced the long bond in February for the first time in five years, and initial demand for the new issue was strong as the new issue (maturing February 2036) opened 12-13 yield basis points lower than the previous longest issue (maturing February 2031.) A new Fed chairman, Ben Bernanke was also introduced, as he took over for Alan Greenspan after the January meeting. Bernanke picked up right where Greenspan left off, as the Fed continued to raise rates at each of the four meetings in the first half of 2006. The Fed’s string of 17 consecutive quarter-point hikes was finally halted, however, when at the June meeting, they left the Fed Funds rate unchanged at 5.25%. The Fed then kept the Fed Funds rate unchanged for the rest of the year. The result was a partially inverted yield curve for much of the year, a phenomenon that has historically been a precursor to a recession. A particularly weak residential housing market and manufacturing sector for much of the year prompted some analysts to forecast an upcoming recession, however, falling energy prices during the second half of the year helped mitigate these concerns. Since this Fund has an investment objective seeking returns greater than 100% of the daily performance of the Long Bond, the daily performance of the Long Bond had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP U.S. Government Plus from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP U.S. Government Plus	(4.52)%	5.48%

30-year U.S. Treasury Bond	(1.16)%	7.01%

Lehman Brothers U.S. Treasury: Long-Term Index	0.79%	6.34%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1  The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.
2  1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3  The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. This index is a total return index and reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly into an index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP U.S. Government Plus

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective:The ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”).

Market Exposure
Investment Type	% of Net Assets

U.S. Treasury Obligations	39.2%
Futures Contracts	0.7%
Swap Agreements	84.0%

Total Exposure	123.9%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

PROFUNDS VP ProFund VP U.S. Government Plus	Schedule of Portfolio Investments December 31, 2006

U.S. Government Agency Obligations (48.5%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$4,032,000	$4,031,485
Federal Farm Credit Bank, 4.60%,1/2/07+	4,032,000	4,031,484
Federal Home Loan Bank, 4.60%, 1/2/07+	4,032,000	4,031,485
Federal National Mortgage Association, 4.60%, 1/2/07+	4,032,000	4,031,485

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $16,125,939)		16,125,939

U.S. Treasury Obligations (39.2%)
U.S. Treasury Bonds, 4.50%, 2/15/36*	13,700,000	13,025,703

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $12,218,396)		13,025,703

Repurchase Agreements (12.1%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $4,027,241 (Collateralized by $4,089,000 of various U.S. Government Agency Obligations, 3.00% - 5.875%, 8/15/07-3/21/11, market value $4,105,889)	4,025,000	4,025,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,025,000)		4,025,000

TOTAL INVESTMENT SECURITIES
(Cost $32,369,335)—99.8%		33,176,642
Net other assets (liabilities)—0.2%		81,871

NET ASSETS—100.0%		$33,258,513

+ All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

30-year U.S. Treasury Bond Futures Contract expiring March 2007* (Underlying face amount at value $222,938)	2	$(2,253)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (4.50% due 2/15/36) expiring 12/31/06	$27,952,969	$(251,785)

*	As of December 31, 2006, this security was fair valued in good faith in accordance with procedures approved by the Board of Trustees.

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP U.S. Government Plus

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $28,344,335)	$29,151,642
Repurchase agreements, at cost	4,025,000

Total Investment Securities	33,176,642
Cash	290
Segregated cash balances with brokers for futures contracts	2,576
Segregated cash balances with custodian for swap agreements	188
Interest receivable	234,543
Receivable for capital shares issued	164,402
Prepaid expenses	257

Total Assets	33,578,898

Liabilities:
Unrealized loss on swap agreements	251,785
Advisory fees payable	19,794
Management services fees payable	3,959
Administration fees payable	1,177
Administrative services fees payable	12,144
Distribution fees payable	12,346
Trustee fees payable	7
Transfer agency fees payable	1,143
Fund accounting fees payable	1,662
Compliance services fees payable	1,153
Other accrued expenses	15,215

Total Liabilities	320,385

Net Assets	$33,258,513

Net Assets consist of:
Capital	$39,157,227
Accumulated net realized gains (losses) on investments	(6,451,983)
Net unrealized appreciation (depreciation) on investments	553,269

Net Assets	$33,258,513

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,101,242

Net Asset Value (offering and redemption price per share)	$30.20

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$3,289,350

Expenses:
Advisory fees	340,245
Management services fees	102,074
Administration fees	21,172
Transfer agency fees	19,729
Administrative services fees	240,442
Distribution fees	170,198
Custody fees	7,395
Fund accounting fees	28,542
Trustee fees	863
Compliance services fees	1,349
Other fees	32,259

Total Gross Expenses before reductions	964,268
Less Expenses reduced by the Advisor	(22,202)
Less Expenses reduced by the Administrator	(88)

Total Net Expenses	941,978

Net Investment Income (Loss)	2,347,372

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	339,169
Net realized gains (losses) on futures contracts	369,588
Net realized gains (losses) on swap agreements	(4,181,452)
Change in net unrealized appreciation/depreciation on investments	710,276

Net Realized and Unrealized Gains (Losses) on Investments	(2,762,419)

Change in Net Assets Resulting from Operations	$(415,047)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP U.S. Government Plus

Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the year ended December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$2,347,372	$1,408,187
Net realized gains (losses) on investments	(3,472,695)	2,144,796
Change in net unrealized appreciation/depreciation on investments	710,276	(1,056,923)

Change in net assets resulting from operations	(415,047)	2,496,060

Distributions to Shareholders From:
Net investment income	(2,347,372)	(1,408,188)

Change in net assets resulting from distributions	(2,347,372)	(1,408,188)

Capital Transactions:
Proceeds from shares issued	1,047,001,190	536,656,449
Dividends reinvested	2,347,372	1,408,188
Value of shares redeemed	(1,104,790,653)	(491,294,605)

Change in net assets resulting from capital transactions	(55,442,091)	46,770,032

Change in net assets	(58,204,510)	47,857,904
Net Assets:
Beginning of period	91,463,023	43,605,119

End of period	$33,258,513	$91,463,023

Share Transactions:
Issued	34,896,652	16,524,986
Reinvested	78,462	43,526
Redeemed	(36,667,054)	(15,193,968)

Change in shares	(1,691,940)	1,374,544

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP U.S. Government Plus

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$32.75	$30.74	$28.66	$34.12	$30.00

Investment Activities:
Net investment income (loss)(b)	1.04	0.75	0.25	0.06	0.12
Net realized and unrealized gains (losses) on investments	(2.55)	2.01	2.09	(0.90)	4.89

Total income (loss) from investment activities	(1.51)	2.76	2.34	(0.84)	5.01

Distributions to Shareholders From:
Net investment income	(1.04)	(0.75)	(0.25)	(0.06)	(0.89)
Net realized gains on investments	—	—	—	(3.23)	—
Return of capital	—	—	(0.01)	(1.33)	—

Total distributions	(1.04)	(0.75)	(0.26)	(4.62)	(0.89)

Net Asset Value, End of Period	$30.20	$32.75	$30.74	$28.66	$34.12

Total Return	(4.52)%	9.01%	8.18%	(2.55)%	16.90	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.42%	1.59%	1.61%	1.74%	1.71%
Net expenses(d)	1.38%	1.59%	1.61%	1.73%	1.71%
Net investment income (loss)(d)	3.45%	2.32%	0.86%	0.18%	0.56%

Supplemental Data:
Net assets, end of period (000’s)	$33,259	$91,463	$43,605	$36,776	$124,928
Portfolio turnover rate(e)	1,308%	1,660%	1,258%	526%	269	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

ProFund VP Rising Rates Opportunity

The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2006, the Fund had a total return of 10.15%, compared to a total return of -1.16%1 for the Long Bond. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% the inverse of the daily price movement of the Long Bond.2

The Fund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding bond issued by the U.S. Treasury. As of 12/31/06 the last (most recent) Long Bond to be issued had a maturity date of 2/15/2036 and a 4.50% coupon.

The most recently issued 30-year U.S. Treasury Bond had a total return of -1.16% in 2006 as measured by the Ryan Labs 30 Year Treasury Index. The yield on the Long Bond rose from 4.54% on 12/31/05 to 4.81% on 12/31/06 as prices declined over the course of the year amidst inflation fears, particularly in the first half of the year. The Treasury Department re-introduced the long bond in February for the first time in five years, and initial demand for the new issue was strong as the new issue (maturing February 2036) opened 12-13 yield basis points lower than the previous longest issue (maturing February 2031.) A new Fed chairman, Ben Bernanke was also introduced, as he took over for Alan Greenspan after the January meeting. Bernanke picked up right where Greenspan left off, as the Fed continued to raise rates at each of the four meetings in the first half of 2006. The Fed’s string of 17 consecutive quarter-point hikes was finally halted, however, when at the June meeting, they left the Fed Funds rate unchanged at 5.25%. The Fed then kept the Fed Funds rate unchanged for the rest of the year. The result was a partially inverted yield curve for much of the year, a phenomenon that has historically been a precursor to a recession. A particularly weak residential housing market and manufacturing sector for much of the year prompted some analysts to forecast an upcoming recession, however, falling energy prices during the second half of the year helped mitigate these concerns. Since this Fund is designed to have inverse (negative) daily correlation to the Long Bond, it was inversely affected by the daily performance of the Long Bond and the factors affecting the Long Bond. Additionally, since this fund is leveraged, this inverse effect was magnified.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP Rising Rates Opportunity	10.15%	(7.28)%

30-year U.S. Treasury Bond	(1.16)%	7.01%

Lehman Brothers U.S. Treasury: Long-Term Index	0.79%	6.34%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses. Since the ProFund VP Rising Rates Opportunity is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. This index is a total return index and reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly into an index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”).

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(12.3)%
Swap Agreements	(116.5)%
Options	NM

Total Exposure	(128.8)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.05%.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Rising Rates Opportunity	December 31, 2006

U.S. Government Agency Obligations (78.6%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$25,726,000	$25,722,713
Federal Farm Credit Bank, 4.60%, 1/2/07+	25,726,000	25,722,713
Federal Home Loan Bank, 4.60%, 1/2/07+	25,726,000	25,722,713
Federal National Mortgage Association, 4.60%, 1/2/07+	25,726,000	25,722,713

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $102,890,852)		102,890,852

Repurchase Agreements (19.6%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $25,721,310 (Collateralized by $31,696,000 of various U.S. Government Agency Obligations, 4.75% - 4.944%*, 11/3/09-5/15/11, market value $26,222,086)	25,707,000	25,707,000

TOTAL REPURCHASE AGREEMENTS
(Cost $25,707,000)		25,707,000

Options Purchased(NM)
	Contracts

10-year U.S. Treasury Note Call Option 126 expiring March 2007	50	164
10-year U.S. Treasury Note Call Option 128 expiring March 2007	250	854

TOTAL OPTIONS PURCHASED
(Cost $5,137)		1,018

TOTAL INVESTMENT SECURITIES
(Cost $128,602,989)—98.2%		128,598,870
Net other assets (liabilities)—1.8%		2,295,521

NET ASSETS—100.0%		$130,894,391

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
*	Represents the effective yield or interest rate in effect at December 31, 2006.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Sold
	Contracts	Unrealized Appreciation (Depreciation)

30-year U.S. Treasury Bond Futures Contract expiring March 2007** (Underlying face amount at value $16,051,500)	144	$204,972

Swap Agreements
	Notional Amount at Value	Unrealized Gain (Loss)

Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (4.50% due 2/15/36) expiring 12/31/06	$(152,600,391)	$1,910,515

**	As of December 31, 2006, this security was fair valued in good faith in accordance with procedures approved by the Board of Trustees.

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $102,895,989)	$102,891,870
Repurchase agreements, at cost	25,707,000

Total Investment Securities	128,598,870
Cash	562
Segregated cash balances with brokers for futures contracts	199,926
Segregated cash balances with custodian for swap agreements	465
Interest receivable	10,733
Receivable for capital shares issued	463,594
Unrealized gain on swap agreements	1,910,515
Prepaid expenses	659

Total Assets	131,185,324

Liabilities:
Payable for capital shares redeemed	43,280
Advisory fees payable	77,542
Management services fees payable	10,339
Administration fees payable	3,086
Administrative services fees payable	52,414
Distribution fees payable	53,442
Trustee fees payable	19
Transfer agency fees payable	2,991
Fund accounting fees payable	4,356
Compliance services fees payable	2,583
Other accrued expenses	40,881

Total Liabilities	290,933

Net Assets	$130,894,391

Net Assets consist of:
Capital	$169,356,810
Accumulated net investment income (loss)	5,128,357
Accumulated net realized gains (losses) on investments	(45,702,144)
Net unrealized appreciation (depreciation) on investments	2,111,368

Net Assets	$130,894,391

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)
6,322,547

Net Asset Value (offering and redemption price per share)	$20.70

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$7,617,007

Expenses:
Advisory fees	1,162,512
Management services fees	232,504
Administration fees	47,880
Transfer agency fees	46,079
Administrative services fees	484,163
Distribution fees	387,598
Custody fees	21,560
Fund accounting fees	66,664
Trustee fees	1,971
Compliance services fees	3,187
Other fees	86,086

Total Gross Expenses before reductions	2,540,204
Less Expenses reduced by the Advisor	(51,552)
Less Expenses reduced by the Administrator	(2)

Total Net Expenses	2,488,650

Net Investment Income (Loss)	5,128,357

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(5,138)
Net realized gains (losses) on futures contracts	(164,016)
Net realized gains (losses) on swap agreements	7,583,792
Change in net unrealized appreciation/depreciation on investments	1,829,376

Net Realized and Unrealized Gains (Losses) on Investments	9,244,014

Change in Net Assets Resulting from Operations	$14,372,371

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the year ended December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$5,128,357	$2,305,564
Net realized gains (losses) on investments	7,414,638	(22,961,122)
Change in net unrealized appreciation/depreciation on investments	1,829,376	3,657,738

Change in net assets resulting from operations	14,372,371	(16,997,820)

Distributions to Shareholders From:
Net investment income	(2,305,564)	—

Change in net assets resulting from distributions	(2,305,564)	—

Capital Transactions:
Proceeds from shares issued	935,713,990	386,431,711
Dividends reinvested	2,305,564	—
Value of shares redeemed	(958,571,466)	(409,692,557)

Change in net assets resulting from capital transactions	(20,551,912)	(23,260,846)

Change in net assets	(8,485,105)	(40,258,666)
Net Assets:
Beginning of period	139,379,496	179,638,162

End of period	$130,894,391	$139,379,496

Accumulated net investment income (loss)	$5,128,357	$2,305,564

Share Transactions:
Issued	44,033,519	19,734,512
Reinvested	109,998	—
Redeemed	(45,105,553)	(21,093,910)

Change in shares	(962,036)	(1,359,398)

See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$19.13	$20.78	$23.32	$24.32	$30.00

Investment Activities:
Net investment income (loss)(b)	0.70	0.27	(0.10)	(0.23)	(0.09)
Net realized and unrealized
gains (losses) on investments	1.26	(1.92)	(2.44)	(0.77)	(5.59)

Total income (loss) from
investment activities	1.96	(1.65)	(2.54)	(1.00)	(5.68)

Distributions to Shareholders From:
Net investment income	(0.39)	—	—	—	—

Net Asset Value, End of Period	$20.70	$19.13	$20.78	$23.32	$24.32

Total Return	10.15%	(7.89)%	(10.89)%	(4.11)%	(18.93	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.64%	1.73%	1.75%	1.91%	2.13%
Net expenses(d)	1.61%	1.73%	1.75%	1.91%	1.98%
Net investment income (loss)(d)	3.31%	1.36%	(0.45)%	(0.94)%	(0.49)%
Supplemental Data:
Net assets, end of period (000’s)	$130,894	$139,379	$179,638	$74,272	$7,168
Portfolio turnover rate(e)	—	—	—	—	—	(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

ProFund VP Money Market

The ProFund VP Money Market seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. For the year ended December 31, 2006, the Fund returned 3.68%. The Fund’s seven-day yield, as of December 31, 2006, was 3.73%[1].

An investment in this ProFund VP is neither guaranteed nor insured by the FDIC or any other government agency. Although the ProFund VP strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this ProFund VP.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.

[1] The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

PROFUNDS VP ProFund VP Money Market

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Money Market seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital.

Market Exposure
Investment Type	% of Net Assets

U.S. Government Agency Obligations	79.0%
Repurchase Agreements	19.7%

Total Exposure	98.7%

An investment in the ProFund VP Money Market is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund VP Money Market seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the ProFund VP Money Market.

PROFUNDS VP ProFund VP Money Market	Schedule of Portfolio Investments December 31, 2006

U.S. Government Agency Obligations (79.0%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07	$30,172,000	$30,168,145
Federal Farm Credit Bank, 4.60%, 1/2/07	30,172,000	30,168,144
Federal Home Loan Bank, 4.60%, 1/2/07	30,172,000	30,168,145
Federal National Mortgage Association, 4.60%, 1/2/07	30,172,000	30,168,145

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $120,672,579)		120,672,579

Repurchase Agreements (19.7%)
UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $30,169,785 (Collateralized by $30,594,000 Federal Home Loan Mortgage Corp., 2.375%, 2/15/07, market value $30,756,339)	30,153,000	30,153,000

TOTAL REPURCHASE AGREEMENTS
(Cost $30,153,000)		30,153,000

TOTAL INVESTMENT SECURITIES
(Cost $150,825,579)—98.7%		150,825,579
Net other assets (liabilities)—1.3%		1,924,009

NET ASSETS—100.0%		$152,749,588

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Money Market

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $120,672,579)	$120,672,579
Repurchase agreements, at cost	30,153,000

Total Investment Securities	150,825,579
Cash	947
Interest receivable	12,589
Receivable for capital shares issued	9,951,054
Prepaid expenses	556

Total Assets	160,790,725

Liabilities:
Payable for capital shares redeemed	7,812,216
Advisory fees payable	78,634
Management services fees payable	10,484
Administration fees payable	3,124
Administrative services fees payable	7,686
Distribution fees payable	85,029
Trustee fees payable	19
Transfer agency fees payable	3,029
Fund accounting fees payable	4,411
Compliance services fees payable	2,491
Other accrued expenses	34,014

Total Liabilities	8,041,137

Net Assets	$152,749,588

Net Assets consist of:
Capital	$152,749,588

Net Assets	$152,749,588

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	152,749,588

Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$6,627,876

Expenses:
Advisory fees	1,004,430
Management services fees	200,887
Administration fees	41,343
Transfer agency fees	39,806
Administrative services fees	21,754
Distribution fees	336,860
Custody fees	16,185
Fund accounting fees	57,617
Trustee fees	1,763
Compliance services fees	3,014
Other fees	58,083

Total Gross Expenses before reductions	1,781,742
Less Expenses reduced by the Advisor	(46,743)
Less Expenses reduced by the Administrator	(1,275)

Total Net Expenses	1,733,724

Net Investment Income (Loss)	4,894,152

Change in Net Assets Resulting from Operations	$4,894,152

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Money Market

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$4,894,152	$837,611

Distributions to Shareholders From:
Net investment income	(4,894,152)	(837,611)

Change in net assets resulting from distributions	(4,894,152)	(837,611)

Capital Transactions:
Proceeds from shares issued	3,307,894,162	941,327,755
Dividends reinvested	4,894,152	837,611
Value of shares redeemed	(3,216,324,243)	(916,580,699)

Change in net assets resulting from capital transactions	96,464,071	25,584,667

Change in net assets	96,464,071	25,584,667
Net Assets:
Beginning of period	56,285,517	30,700,850

End of period	$152,749,588	$56,285,517

Share Transactions:
Issued	3,307,894,162	941,327,755
Reinvested	4,894,152	837,611
Redeemed	(3,216,324,243)	(916,580,699)

Change in shares	96,464,071	25,584,667

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Money Market

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income (loss)	0.036	0.018	0.001	0.001	0.002

Distributions to Shareholders From:
Net investment income	(0.036)	(0.018)	(0.001)	(0.001)	(0.002)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	3.68%	1.80%	0.08%	0.12%	0.21%

Ratios to Average Net Assets:
Gross expenses	1.33%	1.34%	1.35%	1.43%	1.51%
Net expenses	1.29%	1.34%	1.15%	0.93%	1.32%
Net investment income (loss)	3.65%	1.91%	0.05%	0.12%	0.22%

Supplemental Data:
Net assets, end of period (000’s)	$152,750	$56,286	$30,701	$45,786	$69,179

See accompanying notes to the financial statements.

PROFUNDS VP

Notes to Financial Statements
December 31, 2006

1.	Organization

ProFunds (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP Bull, ProFund VP Small-Cap, ProFund VP Dow 30, ProFund VP OTC, ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP UltraBull, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Short Mid-Cap, ProFund VP Short Small-Cap, ProFund VP Short Dow 30, ProFund VP Short OTC, ProFund VP UltraShort Dow 30, ProFund VP UltraShort OTC, ProFund VP Banks, ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Consumer Goods, ProFund VP Consumer Services, ProFund VP Financials, ProFund VP Health Care, ProFund VP Industrials, ProFund VP Internet, ProFund VP Oil & Gas, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP Utilities, ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market (collectively, the “ProFunds VP” and individually, a “ProFund VP”). The ProFunds VP, excluding ProFund VP Money Market, are referred to as the “non-money market ProFunds VP”. Each non-money market ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust and ProFunds VP enters into contracts with their vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP. However, based on experience, the ProFunds VP expect any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Security Valuation

Security prices are generally provided by a third party pricing service. The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the most recent closing price, if applicable, or at such other price that ProFund Advisors LLC (the “Advisor”) deems appropriate in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value. For the ProFund VP Money Market, investments are valued at amortized cost, in accordance with Rule 2a-7 of the 1940 Act.

For the non-money market ProFunds VP, debt securities, futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, fair valuation procedures as described below may be applied. Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

Repurchase Agreements

Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a counterparty to a repurchase agreement with the ProFunds VP will be monitored by the Advisor.

In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the ProFund VP’s custodian. In the event of a default or bankruptcy by a selling financial institution, the ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement.

Real Estate Investment Trusts

The non-money market ProFunds VP, other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity, may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Short Sales

The non-money market ProFunds VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short. During the period, there were no short sale transactions.

When-Issued and Delayed-Delivery Securities

Each non-money market ProFund VP, may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian for such when-issued or delayeddelivery securities. As of December 31, 2006, the ProFunds VP did not hold any when-issued or delayed-delivery securities.

Futures Contracts and Related Options

The non-money market ProFunds VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When the ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Index Options

The non-money market ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash. All option contracts held as of December 31, 2006 are exchange traded.

Put and call options purchased are accounted for in the same manner as portfolio securities. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. The ProFunds VP did not write options during the period.

Foreign Currency Transactions

The accounting records of the ProFunds VP are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund VP denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ProFunds VP do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. During the period, there were no foreign currency transactions.

Swap Agreements

The non-money market ProFunds VP may enter into swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the ProFunds VP obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions of trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount.

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount are recorded as “unrealized gain or loss on swap agreements” and when cash is exchanged, which is generally no later than monthly, the gain or loss realized is recorded as “realized gains or losses on swap agreements”.

The non-money market ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund VP on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A ProFund VP will enter into swap agreements only with large, well-capitalized and well established financial institutions. The creditworthiness of each of the firms which is a party to a swap agreement is monitored by the Advisor. Swap agreements are collateralized by cash and certain securities as indicated on the Schedule of Portfolio Investments of each particular ProFund VP.

Investment Transactions and Related Income

During the period, investment transactions were accounted for no later than one business day following the trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

In addition to the 44 active ProFunds VP included in this report, ProFund Advisors LLC serves as the investment advisor for each of the additional 58 active ProFunds in the ProFunds Trust not included in this report and each of the three active Funds in the Access One Trust.

Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one ProFund VP are allocated among the respective ProFunds VP based upon relative net assets or another reasonable basis. Expenses which are attributable to funds of the ProFunds and Access One Trust are allocated across the ProFunds and Access One Trust based upon relative net assets or another reasonable basis.

Distributions to Shareholders

Each of the ProFunds VP (except ProFund VP Real Estate, ProFund VP U.S. Government Plus and ProFund VP Money Market) intends to declare and distribute net investment income at least annually. ProFund VP Real Estate declares and pays dividends from net investment income quarterly. ProFund VP U.S. Government Plus and ProFund VP Money Market declare dividends from net investment income daily and pay dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification.

Federal Income Taxes

Each of the ProFunds VP intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. The ProFunds VP have a tax year end of December 31st.

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

Other
Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations as “Fees paid indirectly.”

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the ProFunds VP do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each ProFund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

3.	Fees and Transactions with Affiliates

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP (except ProFund VP U.S. Government Plus) each pay the Advisor a fee at an annualized rate of 0.75%, of the average daily net assets of each respective ProFund VP. The ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate of 0.50%, of its average daily net assets.

BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays BISYS an annual fee based on the ProFunds’ and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing. Administration fees include additional fees paid to BISYS by the Trust for support of the ProFunds VP Compliance Service Program. ProFunds Distributors, Inc. (the “Distributor”), an affiliate of BISYS, serves as the Trust’s distributor. Under the Amended and Restated Distribution Agreement dated July 1, 2006, for providing the distribution entity and infrastructure related platform the Distributor receives an annual fee of $150,000 in aggregate from the ProFunds and Access One Trusts. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full pursuant to the Distribution and Shareholder Services Plan, it is contemplated that the Advisor, or an affiliate of the Advisor will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. BISYS Fund Services Ohio, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees. As transfer agent for the ProFunds VP, BISYS Fund Services Ohio, Inc. receives a base fee, fees based on the number of Funds and reimbursement of certain expenses. As fund accounting agent for the ProFunds VP, BISYS Fund Services Ohio, Inc. receives an annual fee based on the ProFunds and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses. The Administrator voluntarily waived fees during the period as reflected on the Statement of Operations as Less Expenses reduced by the Administrator. These fees are not available to be recouped in subsequent years.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 0.25%, on an annualized basis, of its average daily net assets as reimbursement or compensation for distribution-related activities and/or shareholder services. Under the Plan, the Trust or ProFunds Distributors, Inc. may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 0.25% (on an annual basis) of the average daily net assets of the applicable ProFund VP attributable to, or held in the name of the Authorized Firm for, its clients. Each ProFund VP may pay different service fee amounts to Authorized Firms, which may provide different levels of services to their

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

clients or customers. During the year ended December 31, 2006, the Advisor, as an Authorized Firm, was reimbursed $812,930 (unaudited) for expenses incurred under the Plan in aggregate relating to the Trust.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. Each of the two Independent Trustees are compensated $35,000 per year based on four regular meetings, plus a maximum of $2,500 for each additional board meeting, if applicable, in aggregate from the ProFunds and Access One Trust. Each of the two Independent Trustees were compensated $51,000 ($102,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds and Access One Trust for the year ended December 31, 2006. Effective January 1, 2007, the Trust, together with Access One Trust and ProShares Trust (other trusts in the Fund Complex advised by the Advisor or an affiliate) will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Independent Trustees will also receive $3,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $1,000 for attending each telephonic meeting. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFunds VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of their average daily net assets (prior to May 1, 2006, at an annual rate of up to 0.50% of their average daily net assets) as reflected on the Statements of Operations as “Administrative services fees.”

Prior to May 1, 2006, the Advisor had contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP for the year ended December 31, 2006 in order to limit the annual operating expenses to an annualized rate of 1.98% of the average daily net assets of each ProFund VP (except ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market). ProFund VP U.S. Government Plus’ operating expenses were limited to an annualized rate of 1.73% of its average daily net assets. ProFund VP Rising Rates Opportunity’s operating expenses were limited to an annualized rate of 1.78% of its average daily net assets. ProFund VP Money Market’s operating expenses were limited to an annualized rate of 1.35% of its average daily net assets.

Effective May 1, 2006, the Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP for the period from May 1, 2006 through December 31, 2006 in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP (except ProFund VP U.S. Government Plus and ProFund VP Money Market). ProFund VP U.S. Government Plus’ operating expenses are limited to an annualized rate of 1.33% of its average daily net assets. ProFund VP Money Market’s operating expense are limited to an annualized rate of 1.30% of its average daily net assets.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed the expense limit for the applicable period. As of December 31, 2006, the reimbursements that may potentially be made by the ProFunds VP are as follows:

	Expires 12/31/07	Expires 12/31/08	Expires 12/31/09

ProFund VP Dow 30	$—	$—	$246
ProFund VP OTC	—	—	3,520
ProFund VP Large-Cap Value	745	6,255	—
ProFund VP Mid-Cap Value	—	—	31,406
ProFund VP Small-Cap Value	—	—	4,722
ProFund VP Japan	—	—	5,380
ProFund VP Short Mid-Cap	890	10,621	7,642
ProFund VP Short Dow 30	—	—	2,703
ProFund VP Short OTC	—	—	3,792
ProFund VP UltraShort Dow 30	—	—	2,114
ProFund VP UltraShort OTC	—	—	1,986
ProFund VP Banks	—	4,416	11,566
ProFund VP Basic Materials	—	—	4,956
ProFund VP Biotechnology	—	—	4,773
ProFund VP Consumer Goods	819	10,635	16,859
ProFund VP Consumer Services	11,053	26,985	26,009
ProFund VP Financials	—	—	17,543
ProFund VP Industrials	1,646	16,304	21,802
ProFund VP Internet	—	—	9,192

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

	Expires 12/31/07	Expires 12/31/08	Expires 12/31/09

ProFund VP Oil & Gas	$—	$—	$62,332
ProFund VP Pharmaceuticals	—	—	3,031
ProFund VP Real Estate	—	—	13,490
ProFund VP Semiconductor	1,386	—	5,644
ProFund VP Technology	—	—	12,383
ProFund VP Telecommunications	—	—	9,953
ProFund VP Utilities	—	—	27,384

During the year ended December 31, 2006, the Advisor voluntarily waived additional management services fees in the amounts listed below for the ProFunds VP. These fees were voluntarily waived to maintain a more competitive expense ratio. These fees are not available to be recouped in subsequent years.

Waiver

ProFund VP Bull	$70,049
ProFund VP Small-Cap	40,005
ProFund VP Dow 30	1,048
ProFund VP OTC	23,716
ProFund VP Large-Cap Value	31,864
ProFund VP Large-Cap Growth	21,782
ProFund VP Mid-Cap Value	28,906
ProFund VP Mid-Cap Growth	20,381
ProFund VP Small-Cap Value	23,430
ProFund VP Small-Cap Growth	23,709
ProFund VP Asia 30	34,907
ProFund VP Europe 30	42,506
ProFund VP Japan	21,454
ProFund VP UltraBull	19,915
ProFund VP UltraMid-Cap	24,338
ProFund VP UltraSmall-Cap	20,190
ProFund VP UltraOTC	21,714
ProFund VP Bear	18,360
ProFund VP Short Mid-Cap	3,320
ProFund VP Short Small-Cap	16,296
ProFund VP Short Dow 30	240
ProFund VP Short OTC	22,615
ProFund VP UltraShort Dow 30	28
ProFund VP UltraShort OTC	27
ProFund VP Banks	7,090
ProFund VP Basic Materials	10,037
ProFund VP Biotechnology	4,703
ProFund VP Consumer Goods	5,245
ProFund VP Consumer Services	2,290
ProFund VP Financials	13,170
ProFund VP Health Care	16,984
ProFund VP Industrials	4,947
ProFund VP Internet	3,025
ProFund VP Oil & Gas	49,700
ProFund VP Pharmaceuticals	8,376
ProFund VP Precious Metals	42,501
ProFund VP Real Estate	21,674
ProFund VP Semiconductor	2,455
ProFund VP Technology	5,923
ProFund VP Telecommunications	12,306
ProFund VP Utilities	29,947
ProFund VP U.S. Government Plus	22,202
ProFund VP Rising Rates Opportunity	51,552
ProFund VP Money Market	46,743

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

4.	Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2006 were as follows:

	Purchases	Sales

ProFund VP Bull	$496,823,920	$540,982,304
ProFund VP Small-Cap	52,156,487	49,323,948
ProFund VP Dow 30	42,077,668	37,098,208
ProFund VP OTC	202,002,727	219,187,178
ProFund VP Large-Cap Value	319,051,758	256,686,147
ProFund VP Large-Cap Growth	155,420,067	169,075,051
ProFund VP Mid-Cap Value	533,424,380	538,272,345
ProFund VP Mid-Cap Growth	580,311,788	675,768,989
ProFund VP Small-Cap Value	370,421,425	340,193,455
ProFund VP Small-Cap Growth	558,834,004	679,163,028
ProFund VP Asia 30	244,696,772	169,181,434
ProFund VP Europe 30	247,574,314	224,135,654
ProFund VP UltraBull	671,933,114	662,347,767
ProFund VP UltraMid-Cap	444,867,093	451,271,001
ProFund VP UltraSmall-Cap	97,505,811	85,053,750
ProFund VP UltraOTC	680,584,235	709,405,060
ProFund VP Banks	69,482,803	70,017,393
ProFund VP Basic Materials	116,694,059	121,624,185
ProFund VP Biotechnology	63,146,205	73,017,718
ProFund VP Consumer Goods	58,592,373	48,563,495
ProFund VP Consumer Services	34,156,253	32,090,864
ProFund VP Financials	104,666,145	96,100,359
ProFund VP Health Care	66,000,561	59,277,916
ProFund VP Industrials	114,046,337	115,554,978
ProFund VP Internet	40,818,590	56,252,905
ProFund VP Oil & Gas	259,080,992	288,812,348
ProFund VP Pharmaceuticals	101,714,587	94,008,707
ProFund VP Real Estate	479,691,863	456,390,428
ProFund VP Semiconductor	67,038,995	72,700,768
ProFund VP Technology	46,728,825	49,566,920
ProFund VP Telecommunications	172,868,113	152,284,789
ProFund VP Utilities	142,618,637	127,104,053

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2006 were as follows:

	Purchases	Sales

ProFund VP U.S. Government Plus	$451,529,671	$447,292,360

5.	Concentration Risk

Each Sector ProFund VP, ProFund VP Dow 30, ProFund VP Short Dow 30, ProFund VP UltraShort Dow 30 and ProFund VP Asia 30 may maintain exposure to issuers conducting business in a specific market sector or industry sector. These ProFunds VP are subject to the risk that those issuers (or that market sector or industry) will perform poorly, and the ProFunds VP will be negatively impacted by that poor performance. Each of ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP Short Mid-Cap, ProFund VP Short Small-Cap and ProFund VP Short OTC may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index or security is so concentrated. Each of ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan and ProFund VP Precious Metals may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which they focus their investments.

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

6.	Federal Income Tax Information

As of the tax year end of December 31, 2006, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires
	12/31/11	12/31/12	12/31/13	12/31/14	Total

ProFund VP Dow 30	$—	$—	$—	$212,911	$212,911
ProFund VP OTC	—	—	—	3,476,760	3,476,760
ProFund VP Asia 30	—	321,648	3,398	—	325,046
ProFund VP Japan	—	—	—	1,864,160	1,864,160
ProFund VP UltraSmall-Cap	—	—	7,014,336	—	7,014,336
ProFund VP UltraOTC	—	—	—	6,953,883	6,953,883
ProFund VP Bear	23,991,155	9,474,329	3,069,606	7,512,896	44,047,986
ProFund VP Short Mid-Cap	—	29,659	636,919	2,273,133	2,939,711
ProFund VP Short Small-Cap	—	34,822	423,868	7,270,343	7,729,033
ProFund VP Short Dow 30	—	—	—	107,692	107,692
ProFund VP Short OTC	15,295,243	17,059,717	2,225,939	3,507,939	38,088,838
ProFund VP UltraShort Dow 30	—	—	—	28,599	28,599
ProFund VP UltraShort OTC	—	—	—	27,391	27,391
ProFund VP Banks	—	—	122,207	—	122,207
ProFund VP Basic Materials	—	—	1,938,392	2,128,286	4,066,678
ProFund VP Biotechnology	—	—	—	1,478,851	1,478,851
ProFund VP Consumer Goods	—	234,177	113,085	—	347,262
ProFund VP Consumer Services	—	—	172,236	—	172,236
ProFund VP Health Care	1,381,236	545,130	231,706	—	2,158,072
ProFund VP Industrials	—	—	105,745	—	105,745
ProFund VP Internet	—	—	—	43,573	43,573
ProFund VP Pharmaceuticals	1,489,606	938,481	1,453,587	424,035	4,305,709
ProFund VP Precious Metals	—	1,402,766	—	463,980	1,866,746
ProFund VP Semiconductor	—	—	—	1,003,398	1,003,398
ProFund VP Technology	—	—	—	635,501	635,501
ProFund VP Telecommunications	—	—	929,750	—	929,750
ProFund VP U.S. Government Plus	1,671,792	581,813	—	2,734,670	4,988,275
ProFund VP Rising Rates Opportunity	—	21,517,217	22,965,205	—	44,482,422

As of the tax year end of December 31, 2006, the following ProFunds VP had additional net capital loss carryforwards that may be available to offset future net capital gains, if any. The amount of these losses that may be utilized are limited as a result of a prior year ownership change of the insurance company that issues the variable annuity contracts for which the ProFunds VP are investment options. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains which were offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires	Expires	Expires
	12/31/08	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	Total

ProFund VP OTC	$—	$—	$15,203,537	$1,424,903	$6,628,365	$—	$23,256,805
ProFund VP Mid-Cap Value	—	—	—	1,376,066	1,618,391	—	2,994,457
ProFund VP Europe 30	927,883	10,516,081	5,807,241	3,450,241	3,425,937	—	24,127,383
ProFund VP Japan	—	—	436,173	92,208	—	—	528,381
ProFund VP UltraBull	—	6,605,770	5,004,296	1,935,011	195,963	2,083,596	15,824,636
ProFund VP UltraMid-Cap	—	—	1,237,920	—	—	—	1,237,920
ProFund VP UltraSmall-Cap	—	4,630,024	1,543,341	—	—	—	6,173,365
ProFund VP UltraOTC	6,153,999	2,051,333	2,051,333	2,051,333	2,051,333	2,051,333	16,410,664
ProFund VP Bear	—	1,705,631	—	4,317,522	—	—	6,023,153
ProFund VP Short Small-Cap	—	34,606	5,700	5,700	—	—	46,006
ProFund VP Short OTC	—	—	2,768,700	4,652,572	—	—	7,421,272
ProFund VP Banks	—	—	871,766	460,650	577,640	—	1,910,056
ProFund VP Basic Materials	—	—	753,361	125,560	—	—	878,921
ProFund VP Biotechnology	—	—	8,130,906	1,350,907	—	—	9,481,813
ProFund VP Consumer Goods	—	—	815,104	150,776	—	—	965,880

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

	Expires	Expires	Expires	Expires	Expires	Expires
	12/31/08	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	Total

ProFund VP Consumer Services	$—	$—	$740,556	$24,850	$—	$—	$765,406
ProFund VP Financials	—	—	1,935,204	945,462	—	—	2,880,666
ProFund VP Health Care	—	441,193	3,868,989	680,216	—	—	4,990,398
ProFund VP Industrials	—	—	72,837	83,055	—	—	155,892
ProFund VP Oil & Gas	—	584,947	2,141,711	506,983	—	506,983	3,740,624
ProFund VP Precious Metals	—	—	3,972,680	764,478	—	—	4,737,158
ProFund VP Real Estate	—	—	2,464,696	616,174	—	—	3,080,870
ProFund VP Semiconductor	—	—	1,101,535	220,307	1,102,941	—	2,424,783
ProFund VP Technology	—	1,358,736	2,609,011	186,109	3,182,798	1,074,176	8,410,830
ProFund VP Telecommunications	—	775,798	750,298	381,524	—	—	1,907,620
ProFund VP Utilities	—	1,071,210	2,287,980	731,393	226,080	—	4,316,663
ProFund VP U.S. Government Plus	—	—	—	655,276	—	—	655,276
ProFund VP Rising Rates Opportunity	—	—	991,998	26,871	—	—	1,018,869

The tax character of dividends paid to shareholders during the tax year ended December 31, 2006 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Bull	$3,838,095	$6,615,991	$10,454,086
ProFund VP Small-Cap	—	1,937,600	1,937,600
ProFund VP Large-Cap Value	1,449,475	—	1,449,475
ProFund VP Large-Cap Growth	899,976	—	899,976
ProFund VP Mid-Cap Value	8,831,490	5,244,072	14,075,562
ProFund VP Mid-Cap Growth	2,312,153	743,216	3,055,369
ProFund VP Small-Cap Value	—	3,876,765	3,876,765
ProFund VP Small-Cap Growth	14,103,765	3,867,760	17,971,525
ProFund VP Asia 30	427,520	—	427,520
ProFund VP Europe 30	563,768	2,744,870	3,308,638
ProFund VP Japan	6,224,426	12,683,325	18,907,751
ProFund VP UltraBull	2,808,383	—	2,808,383
ProFund VP UltraMid-Cap	9,481,967	2,479,181	11,961,148
ProFund VP UltraSmall-Cap	16,868	—	16,868
ProFund VP UltraOTC	27,392,163	—	27,392,163
ProFund VP Bear	917,468	—	917,468
ProFund VP Short Mid-Cap	50,953	—	50,953
ProFund VP Short Small-Cap	284,372	—	284,372
ProFund VP Short OTC	502,444	—	502,444
ProFund VP Banks	142,765	—	142,765
ProFund VP Basic Materials	84,905	—	84,905
ProFund VP Consumer Goods	13,509	—	13,509
ProFund VP Financials	196,539	—	196,539
ProFund VP Internet	—	1,363,944	1,363,944
ProFund VP Oil & Gas	11,591,552	550,296	12,141,848
ProFund VP Pharmaceuticals	79,670	—	79,670
ProFund VP Precious Metals	903,704	—	903,704
ProFund VP Real Estate	1,117,286	2,673,602	3,790,888
ProFund VP Semiconductor	99,030	—	99,030
ProFund VP Technology	1,460,700	46,740	1,507,440
ProFund VP Telecommunications	219,464	—	219,464
ProFund VP Utilities	1,460,131	—	1,460,131
ProFund VP U.S. Government Plus	2,213,142	—	2,213,142
ProFund VP Rising Rates Opportunity	2,305,564	—	2,305,564
ProFund VP Money Market	4,590,652	—	4,590,652

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

The tax character of dividends paid to shareholders during the tax year ended December 31, 2005 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Bull	$634,599	$—	$634,599
ProFund VP Small-Cap	7,467,754	5,310,217	12,777,971
ProFund VP OTC	5,604,127	2,311,803	7,915,930
ProFund VP Large-Cap Value	258,080	—	258,080
ProFund VP Large-Cap Growth	39,562	—	39,562
ProFund VP Mid-Cap Value	6,202,258	1,547,230	7,749,488
ProFund VP Mid-Cap Growth	1,128,062	1,070,158	2,198,220
ProFund VP Small-Cap Value	2,357,531	2,108,331	4,465,862
ProFund VP Asia 30	139,525	—	139,525
ProFund VP Europe 30	8,294,131	2,912,644	11,206,775
ProFund VP UltraBull	7,557,370	2,396,375	9,953,745
ProFund VP UltraMid-Cap	4,605,696	2,262,061	6,867,757
ProFund VP UltraSmall-Cap	14,172,277	4,261,245	18,433,522
ProFund VP UltraOTC	7,090,790	—	7,090,790
ProFund VP Short Mid-Cap	126	—	126
ProFund VP Banks	1,125,271	—	1,125,271
ProFund VP Basic Materials	935,964	150,225	1,086,189
ProFund VP Biotechnology	—	1,394,389	1,394,389
ProFund VP Consumer Goods	35,189	—	35,189
ProFund VP Financials	179,899	—	179,899
ProFund VP Industrials	66,221	32,248	98,469
ProFund VP Oil & Gas	4,397,754	135,014	4,532,768
ProFund VP Pharmaceuticals	35,026	—	35,026
ProFund VP Real Estate	1,144,044	—	1,144,044
ProFund VP Semiconductor	785,426	—	785,426
ProFund VP Technology	1,071,297	—	1,071,297
ProFund VP Telecommunications	546,790	—	546,790
ProFund VP Utilities	1,654,902	—	1,654,902
ProFund VP U.S. Government Plus	1,408,188	—	1,408,188
ProFund VP Money Market	837,611	—	837,611

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Deficit)

ProFund VP Bull	$2,622,613	$—	$—	$—	$45,119,119	$47,741,732
ProFund VP Small-Cap	3,474,877	8,256,975	—	—	13,343,514	25,075,366
ProFund VP Dow 30	65,278	—	—	(212,911)	12,970	(134,663)
ProFund VP OTC	—	—	—	(26,733,565)	13,868,514	(12,865,051)
ProFund VP Large-Cap Value	4,939,707	777,088	—	—	10,695,189	16,411,984
ProFund VP Large-Cap Growth	1,062,068	343,823	—	—	4,744,116	6,150,007
ProFund VP Mid-Cap Value	343,445	1,857,774	—	(2,994,457)	10,417,360	9,624,122
ProFund VP Mid-Cap Growth	1,565,398	4,837,993	—	—	5,118,298	11,521,689
ProFund VP Small-Cap Value	2,612,774	3,076,187	—	—	7,509,901	13,198,862
ProFund VP Small-Cap Growth	5,194,483	6,648,440	—	—	9,856,844	21,699,767
ProFund VP Asia 30	138,700	—	—	(325,046)	41,697,747	41,511,401
ProFund VP Europe 30	2,790,426	1,137,287	—	(24,127,383)	31,341,283	11,141,613
ProFund VP Japan	2,406,260	—	—	(2,392,541)	—	13,719
ProFund VP UltraBull	4,543,078	3,034,028	—	(15,824,636)	6,120,197	(2,127,333)
ProFund VP UltraMid-Cap	1,752,342	598,106	—	(1,237,920)	5,088,057	6,200,585
ProFund VP UltraSmall-Cap	511,925	—	—	(13,187,701)	2,511,296	(10,164,480)
ProFund VP UltraOTC	—	—	—	(23,364,547)	(24,440,922)	(47,805,469)
ProFund VP Bear	1,685,377	—	—	(50,071,139)	111,875	(48,273,887)
ProFund VP Short Mid-Cap	257,064	—	—	(2,939,711)	25,491	(2,657,156)
ProFund VP Short Small-Cap	1,250,161	—	—	(7,775,039)	61,855	(6,463,023)

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Deficit)

ProFund VP Short Dow 30	$17,458	$—	$—	$(107,692)	$580	$(89,654)
ProFund VP Short OTC	1,955,739	—	—	(45,510,110)	58,550	(43,495,821)
ProFund VP UltraShort Dow 30	2,465	—	—	(28,599)	1,423	(24,711)
ProFund VP UltraShort OTC	2,299	—	—	(27,391)	1,379	(23,713)
ProFund VP Banks	300,628	—	—	(2,032,263)	1,884,498	152,863
ProFund VP Basic Materials	321,148	—	—	(4,945,599)	5,196,204	571,753
ProFund VP Biotechnology	—	—	—	(10,960,664)	1,650,869	(9,309,795)
ProFund VP Consumer Goods	126,919	—	—	(1,313,142)	1,772,480	586,257
ProFund VP Consumer Services	—	—	—	(937,642)	857,769	(79,873)
ProFund VP Financials	349,425	—	—	(2,880,666)	8,843,420	6,312,179
ProFund VP Health Care	—	—	—	(7,148,470)	6,869,059	(279,411)
ProFund VP Industrials	—	—	—	(261,637)	2,142,348	1,880,711
ProFund VP Internet	68,886	—	—	(43,573)	3,219,413	3,244,726
ProFund VP Oil & Gas	—	4,258,910	—	(3,740,624)	53,015,713	53,533,999
ProFund VP Pharmaceuticals	216,589	—	—	(4,305,709)	157,349	(3,931,771)
ProFund VP Precious Metals	4,327,698	—	—	(6,603,904)	2,278,900	2,694
ProFund VP Real Estate	582,672	1,460,682	—	(3,080,870)	20,413,077	19,375,561
ProFund VP Semiconductor	—	—	—	(3,428,181)	187,948	(3,240,233)
ProFund VP Technology	—	—	—	(9,046,331)	2,311,952	(6,734,379)
ProFund VP Telecommunications	1,242,425	287,722	—	(2,837,370)	4,006,019	2,698,796
ProFund VP Utilities	1,401,043	1,096,217	—	(4,316,663)	24,713,666	22,894,263
ProFund VP U.S. Government Plus	134,230	—	(134,230)	(5,643,551)	(255,163)	(5,898,714)
ProFund VP Rising Rates Opportunity	5,128,357	—	—	(45,501,291)	1,910,515	(38,462,419)
ProFund VP Money Market	410,212	—	(410,212)	—	—	—

At December 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

ProFund VP Bull	$264,743,107	$45,541,677	$(422,558)	$45,119,119
ProFund VP Small-Cap	105,819,511	17,153,497	(3,688,629)	13,464,868
ProFund VP Dow 30	6,682,602	32,386	(10,999)	21,387
ProFund VP OTC	61,682,090	14,120,038	(251,524)	13,868,514
ProFund VP Large-Cap Value	146,573,127	11,280,215	(585,026)	10,695,189
ProFund VP Large-Cap Growth	72,599,890	5,165,140	(421,024)	4,744,116
ProFund VP Mid-Cap Value	94,530,557	10,892,764	(475,404)	10,417,360
ProFund VP Mid-Cap Growth	61,895,665	5,512,155	(393,857)	5,118,298
ProFund VP Small-Cap Value	95,564,386	8,019,370	(509,469)	7,509,901
ProFund VP Small-Cap Growth	71,520,969	10,350,389	(493,545)	9,856,844
ProFund VP Asia 30	141,103,275	42,818,797	(1,121,050)	41,697,747
ProFund VP Europe 30	129,051,915	31,708,675	(367,392)	31,341,283
ProFund VP Japan	65,883,264	—	—	—
ProFund VP UltraBull	61,069,904	6,550,049	(124,039)	6,426,010
ProFund VP UltraMid-Cap	72,221,449	5,834,118	(161,772)	5,672,346
ProFund VP UltraSmall-Cap	49,908,428	3,827,445	(589,683)	3,237,762
ProFund VP UltraOTC	91,250,826	—	(24,211,305)	(24,211,305)
ProFund VP Bear	28,652,071	—	—	—
ProFund VP Short Mid-Cap	3,314,661	—	—	—
ProFund VP Short Small-Cap	12,458,726	—	—	—
ProFund VP Short Dow 30	199,979	—	—	—
ProFund VP Short OTC	20,175,936	—	—	—
ProFund VP UltraShort Dow 30	171,982	—	—	—
ProFund VP UltraShort OTC	172,982	—	—	—
ProFund VP Banks	10,670,529	1,898,932	(14,434)	1,884,498

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

ProFund VP Basic Materials	$25,704,948	$5,319,098	$(122,894)	$5,196,204
ProFund VP Biotechnology	9,295,059	1,713,098	(61,854)	1,651,244
ProFund VP Consumer Goods	16,861,324	1,823,203	(50,723)	1,772,480
ProFund VP Consumer Services	5,602,198	863,843	(6,074)	857,769
ProFund VP Financials	40,864,348	8,882,653	(39,233)	8,843,420
ProFund VP Health Care	61,557,623	7,431,359	(562,300)	6,869,059
ProFund VP Industrials	7,527,318	2,151,363	(9,015)	2,142,348
ProFund VP Internet	5,800,727	3,247,213	(27,800)	3,219,413
ProFund VP Oil & Gas	80,980,226	53,336,896	(321,183)	53,015,713
ProFund VP Pharmaceuticals	17,383,244	198,729	(40,605)	158,124
ProFund VP Precious Metals	123,006,423	—	—	—
ProFund VP Real Estate	50,107,141	20,463,045	(49,968)	20,413,077
ProFund VP Semiconductor	5,570,050	193,710	(5,762)	187,948
ProFund VP Technology	16,264,350	2,346,137	(34,185)	2,311,952
ProFund VP Telecommunications	29,961,547	4,019,511	(10,943)	4,008,568
ProFund VP Utilities	80,244,348	24,887,939	(174,273)	24,713,666
ProFund VP U.S. Government Plus	33,180,020	—	(3,378)	(3,378)
ProFund VP Rising Rates Opportunity	128,597,852	—	—	—
ProFund VP Money Market	150,825,579	—	—	—

PROFUNDS VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ProFunds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ProFund VP Bull, ProFund VP Small-Cap, ProFund VP Dow 30, ProFund VP OTC, ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP UltraBull, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Short Mid-Cap, ProFund VP Short Small-Cap, ProFund VP Short Dow 30, ProFund VP Short OTC, ProFund VP UltraShort Dow 30, ProFund VP UltraShort OTC, ProFund VP Banks, ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Consumer Goods, ProFund VP Consumer Services, ProFund VP Financials, ProFund VP Health Care, ProFund VP Industrials, ProFund VP Internet, ProFund VP Oil & Gas, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP Utilities, ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market (separate portfolios of ProFunds, hereafter collectively referred to as the “Funds”) at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 22, 2007

PROFUNDS VP

Additional Tax Information (unaudited)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2006, qualify for the corporate dividends received deduction for the following Funds:

Dividends
Received
Deduction

ProFund VP Bull	100.00%
ProFund VP Large-Cap Value	53.64%
ProFund VP Mid-Cap Value	19.04%
ProFund VP Asia 30	100.00%
ProFund VP Europe 30	100.00%
ProFund VP UltraBull	32.62%
ProFund VP UltraSmall-Cap	100.00%
ProFund VP Banks	100.00%
ProFund VP Basic Materials	100.00%
ProFund VP Consumer Goods	100.00%
ProFund VP Financials	100.00%
ProFund VP Pharmaceuticals	100.00%
ProFund VP Telecommunications	100.00%
ProFund VP Utilities	100.00%

PROFUNDS VP

Board Approval of Investment Advisory Agreements (unaudited)

At a meeting held on September 20, 2006, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the investment advisory agreement (the “Advisory Agreement”) with ProFund Advisors LLC (the “Advisor”) on behalf of the Funds. In determining whether it was appropriate to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; and (ix) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable, in the best interests of shareholders and should be approved. The Board took note of all of the information that had been provided and considered all of the relevant factors, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund and its shareholders by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Funds; (iii) the extent to which economies of scale would be realized as the Funds grow; and (iv) whether fee levels reflected these economies of scale, if any, for the benefit of Fund shareholders.

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to effectively manage the Funds, which may not be present at other investment advisory organizations. The Board took note of the special skills needed to manage each Fund. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and the Board considered whether it provided appropriate incentives. The Board also considered information regarding how brokerage for the Funds was allocated. Finally, the Board reviewed the Advisor’s compliance program. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of each Fund, and that the Advisor’s services benefited the Fund shareholders, particularly in light of the nature of the Funds and the services required to support them.

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trusts. The Board noted the difficulty in obtaining precise information comparing the fees charged by other investment advisers because there were few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found that the comparative information provided by the Adviser to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Funds on their own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor’s non-advisory services, including those performed under a Management Services Agreement. The Board considered indirect or “fall-out” benefits that the Advisor derived from its relationship to the Funds, noting in particular that while the Advisor may receive research provided by broker-dealers, it will not obtain research or other non-brokerage services in return for allocating brokerage. The Trustees concluded that the Management Services Agreement was in the best interests of the Funds and their shareholders; that the services to be performed were required for the operation of the Funds; and that the Advisor could provide services the nature and quality of which were at least equal to those provided by others offering the same or similar services; and that the fees were reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also considered the financial condition of the Advisor, which they found to be sound based upon its review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor the potential economies of scale, how and when shareholders may benefit from economies of scale. The Board considered the fact that the Advisor waived its fees and/or reimbursed expenses with respect to specific Funds.

PROFUNDS VP

Board Approval of Investment Advisory Agreements (continued) (unaudited)

The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by each Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of each Fund. It was the sense of the Board to consider and evaluate on an ongoing basis potential economies of scale and how shareholders could benefit from those economies of scale.

PROFUNDS VP

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect separate accounts or insurance contract fees and charges. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2006 and held for the entire period from July 1, 2006 through December 31, 2006.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

ProFund VP Bull	$1,000.00	$1,119.90	$8.23	1.54%
ProFund VP Small-Cap	1,000.00	1,067.20	8.08	1.55%
ProFund VP Dow 30	1,000.00	1,162.50	8.88	1.63%
ProFund VP OTC	1,000.00	1,109.30	8.67	1.63%
ProFund VP Large-Cap Value	1,000.00	1,124.60	8.62	1.61%
ProFund VP Large-Cap Growth	1,000.00	1,111.20	8.57	1.61%
ProFund VP Mid-Cap Value	1,000.00	1,062.40	8.47	1.63%
ProFund VP Mid-Cap Growth	1,000.00	1,033.20	8.05	1.57%
ProFund VP Small-Cap Value	1,000.00	1,081.30	8.55	1.63%
ProFund VP Small-Cap Growth	1,000.00	1,037.60	7.86	1.53%
ProFund VP Asia 30	1,000.00	1,246.60	8.66	1.53%
ProFund VP Europe 30	1,000.00	1,103.60	8.32	1.57%
ProFund VP Japan	1,000.00	1,131.10	8.76	1.63%
ProFund VP UltraBull	1,000.00	1,218.20	9.11	1.63%
ProFund VP UltraMid-Cap	1,000.00	1,066.70	8.23	1.58%
ProFund VP UltraSmall-Cap	1,000.00	1,127.40	8.74	1.63%
ProFund VP UltraOTC	1,000.00	1,191.00	9.00	1.63%
ProFund VP Bear	1,000.00	923.70	7.71	1.59%
ProFund VP Short Mid-Cap	1,000.00	979.20	8.13	1.63%
ProFund VP Short Small-Cap	1,000.00	939.20	7.82	1.60%
ProFund VP Short Dow 30	1,000.00	918.90	7.88	1.63%
ProFund VP Short OTC	1,000.00	926.00	7.91	1.63%
ProFund VP UltraShort Dow 30**	1,000.00	874.00	4.52	1.63%
ProFund VP UltraShort OTC**	1,000.00	879.70	4.53	1.63%
ProFund VP Banks	1,000.00	1,112.50	8.68	1.63%
ProFund VP Basic Materials	1,000.00	1,063.90	8.48	1.63%
ProFund VP Biotechnology	1,000.00	1,041.50	8.39	1.63%
ProFund VP Consumer Goods	1,000.00	1,123.60	8.72	1.63%
ProFund VP Consumer Services	1,000.00	1,107.60	8.66	1.63%
ProFund VP Financials	1,000.00	1,141.10	8.80	1.63%
ProFund VP Health Care	1,000.00	1,098.40	8.62	1.63%
ProFund VP Industrials	1,000.00	1,049.60	8.42	1.63%
ProFund VP Internet	1,000.00	1,059.50	8.46	1.63%
ProFund VP Oil & Gas	1,000.00	1,070.60	8.51	1.63%

PROFUNDS VP

Expense Examples (continued) (unaudited)

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

ProFund VP Pharmaceuticals	$1,000.00	$1,107.60	$8.66	1.63%
ProFund VP Precious Metals	1,000.00	967.60	7.98	1.61%
ProFund VP Real Estate	1,000.00	1,179.20	8.95	1.63%
ProFund VP Semiconductor	1,000.00	1,038.70	8.38	1.63%
ProFund VP Technology	1,000.00	1,142.80	8.80	1.63%
ProFund VP Telecommunications	1,000.00	1,188.50	8.99	1.63%
ProFund VP Utilities	1,000.00	1,145.10	8.81	1.63%
ProFund VP U.S. Government Plus	1,000.00	1,093.90	7.02	1.33%
ProFund VP Rising Rates Opportunity	1,000.00	941.60	7.54	1.54%
ProFund VP Money Market	1,000.00	1,020.00	6.47	1.27%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Information shown reflects values using the expense ratios and rates of return for the period from September 14, 2006 (date of commencement of operations) to December 31, 2006.

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

ProFund VP Bull	$1,000.00	$1,017.44	$7.83	1.54%
ProFund VP Small-Cap	1,000.00	1,017.39	7.88	1.55%
ProFund VP Dow 30	1,000.00	1,016.99	8.29	1.63%
ProFund VP OTC	1,000.00	1,016.99	8.29	1.63%
ProFund VP Large-Cap Value	1,000.00	1,017.09	8.19	1.61%
ProFund VP Large-Cap Growth	1,000.00	1,017.09	8.19	1.61%
ProFund VP Mid-Cap Value	1,000.00	1,016.99	8.29	1.63%
ProFund VP Mid-Cap Growth	1,000.00	1,017.29	7.98	1.57%
ProFund VP Small-Cap Value	1,000.00	1,016.99	8.29	1.63%
ProFund VP Small-Cap Growth	1,000.00	1,017.49	7.78	1.53%
ProFund VP Asia 30	1,000.00	1,017.49	7.78	1.53%
ProFund VP Europe 30	1,000.00	1,017.29	7.98	1.57%
ProFund VP Japan	1,000.00	1,016.99	8.29	1.63%
ProFund VP UltraBull	1,000.00	1,016.99	8.29	1.63%
ProFund VP UltraMid-Cap	1,000.00	1,017.24	8.03	1.58%
ProFund VP UltraSmall-Cap	1,000.00	1,016.99	8.29	1.63%
ProFund VP UltraOTC	1,000.00	1,016.99	8.29	1.63%
ProFund VP Bear	1,000.00	1,017.19	8.08	1.59%
ProFund VP Short Mid-Cap	1,000.00	1,016.99	8.29	1.63%
ProFund VP Short Small-Cap	1,000.00	1,017.14	8.13	1.60%
ProFund VP Short Dow 30	1,000.00	1,016.99	8.29	1.63%
ProFund VP Short OTC	1,000.00	1,016.99	8.29	1.63%
ProFund VP UltraShort Dow 30**	1,000.00	1,016.99	4.86	1.63%
ProFund VP UltraShort OTC**	1,000.00	1,016.99	4.86	1.63%
ProFund VP Banks	1,000.00	1,016.99	8.29	1.63%

PROFUNDS VP

Expense Examples (continued) (unaudited)

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

ProFund VP Basic Materials	$1,000.00	$1,016.99	$8.29	1.63%
ProFund VP Biotechnology	1,000.00	1,016.99	8.29	1.63%
ProFund VP Consumer Goods	1,000.00	1,016.99	8.29	1.63%
ProFund VP Consumer Services	1,000.00	1,016.99	8.29	1.63%
ProFund VP Financials	1,000.00	1,016.99	8.29	1.63%
ProFund VP Health Care	1,000.00	1,016.99	8.29	1.63%
ProFund VP Industrials	1,000.00	1,016.99	8.29	1.63%
ProFund VP Internet	1,000.00	1,016.99	8.29	1.63%
ProFund VP Oil & Gas	1,000.00	1,016.99	8.29	1.63%
ProFund VP Pharmaceuticals	1,000.00	1,016.99	8.29	1.63%
ProFund VP Precious Metals	1,000.00	1,017.09	8.19	1.61%
ProFund VP Real Estate	1,000.00	1,016.99	8.29	1.63%
ProFund VP Semiconductor	1,000.00	1,016.99	8.29	1.63%
ProFund VP Technology	1,000.00	1,016.99	8.29	1.63%
ProFund VP Telecommunications	1,000.00	1,016.99	8.29	1.63%
ProFund VP Utilities	1,000.00	1,016.99	8.29	1.63%
ProFund VP U.S. Government Plus	1,000.00	1,018.50	6.77	1.33%
ProFund VP Rising Rates Opportunity	1,000.00	1,017.44	7.83	1.54%
ProFund VP Money Market	1,000.00	1,018.80	6.46	1.27%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

**

Information shown reflects values using the expense ratios for the period from September 14, 2006 (date of commencement of operations) to December 31, 2006 and has been adjusted to reflect values for the period from July 1, 2006 to December 31, 2006.

PROFUNDS VP

Trustees and Officers (unaudited)

Number of
		Term of		Portfolios* in	Other
	Position(s)	Office and		Fund Complex	Directorships
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Birth Date	the Trust	Time Served	During Past 5 Years	Trustee	Trustee

Independent Trustees

Russell S. Reynolds, III	Trustee	Indefinite;	Directorship	ProFunds (102);	Directorship
c/o ProFunds		October 1997 to	Search Group,	Access One	Search
7501 Wisconsin Avenue,		present	Inc. (Executive	Trust (3);	Group, Inc.
Suite 1000			Recruitment):	ProShares
Bethesda, MD 20814			President (May	Trust (12)
Birth Date: 7/57			2004 to present);
Managing Director
(March 1993 to April
2004).

Michael C. Wachs	Trustee	Indefinite;	AMC Delancey Group,	ProFunds (102);	AMC
c/o ProFunds		October	Inc. (Real Estate	Access One	Delancey
7501 Wisconsin Avenue,		1997 to	Development): Vice	Trust (3);	Group, Inc.
Suite 1000		present	President (January 2001	ProShares
Bethesda, MD 20814			to present).	Trust (12)
Birth Date: 10/61

Interested Trustee

Michael L. Sapir**	Trustee	Indefinite;	Chairman and Chief	ProFunds (102);	None
7501 Wisconsin Avenue,	and	April 1997	Executive Officer of the	Access One
Suite 1000	Chairman	to present	Advisor (May 1997 to	Trust (3);
Bethesda, MD 20814			present).	ProShares
Birth Date: 5/58				Trust (12)

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Officers

Michael L. Sapir	Chairman	Indefinite;	Chairman and Chief
7501 Wisconsin Avenue,		April 1997 to present	Executive Officer of the
Suite 1000			Advisor (May 1997 to
Bethesda, MD 20814			present).
Birth Date: 5/58
Louis M. Mayberg	President	Indefinite;	President of the Advisor
7501 Wisconsin Avenue,		February 2003 to present	(May 1997 to present).
Suite 1000
Bethesda, MD 20814
Birth Date: 8/62
Steven G. Cravath	Chief Legal Officer	Indefinite;	General Counsel of the
7501 Wisconsin Avenue,	and Secretary	June 2006 to present	Advisor (June 2006 to
Suite 1000			present); Partner,
Bethesda, MD 20814			Morrison & Foerster
Birth Date: 8/59			(1992 to June 2006).

PROFUNDS VP

Trustees and Officers (continued) (unaudited)

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Victor M. Frye	Chief Compliance	Indefinite;	Counsel and Chief
7501 Wisconsin Avenue,	Officer	September 2004 to present	Compliance officer of the
Suite 1000			Advisor (October 2002 to
Bethesda, MD 20814			present); Calvert Group,
Birth Date: 10/58			Ltd.; Counsel,
Compliance Officer and
Assistant Secretary
(January 1999 to
October 2002).
Stephenie E. Adams	Assistant Secretary	Indefinite;	Assistant Vice President,
7501 Wisconsin Avenue,		April 2006 to present	ProFund Advisors LLC
Suite 1000			(December 2002 to
Bethesda, MD 20814			present); Not employed,
Birth Date: 4/69			November 2002; Vice
President, FBR National
Bank & Trust (May 2000
to October 2002); Vice
President and Secretary
of FBR Fund for
Government Investors,
FBR Fund for Tax-Free
Investors, Inc., FBR
American Gas Index
Fund, Inc., and The FBR
Rushmore Fund, Inc.
(October 1995 to
October 2002).
Patrick J. Keniston	Assistant Secretary	Indefinite;	Counsel, BISYS Fund
100 Summer Street,		December 2006 to present	Services (March 2005 to
Suite 1500			present); Attorney,
Boston, MA 02110			Citigroup Global
Birth Date: 2/61			Transaction Services
(October 2001 to
March 2005); Senior
Tax Consultant,
PricewaterhouseCoopers
(June 1998 to
September 2001).
Troy A. Sheets	Treasurer	Indefinite;	BISYS Fund Services,
3435 Stelzer Road		June 2002 to present	Vice President of
Columbus, Ohio 43219			Fund Administration
Birth Date: 5/71			(April 2002 to present);
KPMG LLP, Senior
Manager (August 1993
to March 2002).
Martin R. Dean	Assistant	Indefinite;	BISYS Fund Services,
3435 Stelzer Road	Treasurer	March 2006 to present	Vice President of
Columbus, Ohio 43219			Fund Administration
Birth Date: 11/63			(September 1998
to present).

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

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ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 1-888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-776-3637; and on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling toll-free 1-888-776-3637; and on the Commission’s website at http://www.sec.gov.

ProFunds VP file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holding for the Funds in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Not just funds, ProFundsSM

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/Barra Growth Index,” and “S&P SmallCap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average®,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. “Russell 2000® Index” is a trademark of the Russell Investment Group “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. The “Nikkei 225 Stock Average” is a trademark of Nihon Keizai Shimbun, Inc. “Philadelphia Stock Exchange®”, “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/06

Not just funds, ProFundsSM

Classic ProFunds VP
Large-Cap Value
Large-Cap Growth
Small-Cap Value
Small-Cap Growth
Asia 30
Europe 30

Sector ProFunds VP
Financials
Health Care
Technology

Bond Benchmarked ProFunds VP
U.S. Government Plus
Rising Rates Opportunity

Annual Report
December 31, 2006

i	Message from the Chairman
ii	Management Discussion of Fund Performance
Allocation of Portfolio Holdings & Index Composition,
Schedule of Portfolio Investments and Financial Statements

1	ProFund VP Large-Cap Value
9	ProFund VP Large-Cap Growth
17	ProFund VP Small-Cap Value
26	ProFund VP Small-Cap Growth
34	ProFund VP Asia 30
40	ProFund VP Europe 30
46	ProFund VP Financials
53	ProFund VP Health Care
59	ProFund VP Technology
66	ProFund VP U.S. Government Plus
71	ProFund VP Rising Rates Opportunity

76	Notes to Financial Statements

84	Report of Independent Registered Public Accounting Firm

85	Additional Tax Information

86	Board Approval of Investment Advisory Agreements

88	Expense Examples

90	Trustees and Officers

Message from the Chairman

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2006.

Overall, the U.S. financial markets were strong in 2006. The Fed’s rate-hike halt, moderated longterm inflation expectations, and anticipation of a “soft landing” for the economy in 2007 helped broad U.S. stock indexes continue their string of positive returns, while bond indexes remained relatively flat.

‘A Great Year for Equities . . .

The U.S. stock market started strong, got knocked down by the Fed’s spring rate hikes, and then resumed its climb in August. The S&P 500® Index ended the year with a total return of 15.8%, while the NASDAQ-100 finished the year at 7.3%. And all industry groups–measured by Dow Jones–ended the year with positive returns, with telecommunications leading the pack and technology bringing up the rear.

International equity markets did even better, helped by huge profits in Europe, record-breaking IPOs, soaring emerging markets (led by China, after a mid-year stumble), and a weakening dollar. The Bank of New York Emerging Markets 50 ADR Index finished the year at 35.1%. Japan’s domestic issues prevented it from repeating its phenomenal performance of 2005, but the Nikkei 225 still turned in a respectable year, finishing up 6.9% (U.S. dollar terms).

. . . And a Modest One for Fixed Income

The Federal Reserve pushed short term rates up in the first half of 2006 and spent the second half watching to see if more hikes were needed. Bond yields generally rose while the Fed was tightening, and then fell sharply in the 3rd quarter once the Fed paused. Yields were more volatile in the 4th quarter as conflicting signals on economic growth and inflation generated debate among bondholders over the next move by the Fed.

The 30-year Treasury bond finished the year yielding 4.8%, for a total return of -1.2%. However, the Bear Stearns High Yield Composite Index, by contrast, finished the year at 11.6%. With the threat diminished that the Fed might tighten too much and push us into recession, risk appetites improved and valuations rose.

Navigate the Market with ProFunds

Whatever direction the market takes, ProFunds believes investors should have abundant opportunities to increase potential return and reduce risk.

We remain dedicated to providing investors with innovative funds to help capture opportunities as they unfold. And, as always, we deeply appreciate your continued trust and confidence in ProFunds.

Sincerely,

Michael L. Sapir
Chairman

This material must be preceded or accompanied by a current prospectus. Investing in the ProFunds VP involves certain risks, including in all or some cases, leverage, liquidity, concentration, non-diversification, repurchase agreement and inverse correlation risks. These risks can increase volatility and decrease performance. Please see the prospectus for a more complete description of these risks. All ProFunds VP permit active investment strategies, which can decrease performance.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors LLC (“PFA”) uses a quantitative approach in seeking to achieve the daily investment objectives of each ProFund VP.1 Using this approach, PFA determines the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its daily benchmark.2

ProFunds VP seek to provide daily correlation with their benchmarks consistent with their investment objectives. PFA employs a management strategy wherein it strives to consistently pursue the investment objective of each ProFund VP.1 Accordingly, the ProFunds VP do not seek to provide correlation with their benchmarks over any period of time other than daily and do not seek to take defensive positions in unfavorable markets.

Factors that materially affected the performance of each ProFund VP3 during 2006:4

•

Benchmark Performance: The performance of the index or security underlying each ProFund VP’s benchmark is a principal factor driving fund performance[5]. Please see below for a discussion of market conditions which affected the performance of the ProFunds VP and their various benchmark indexes and securities.

•

Leverage and Correlation: Each ProFund VP is benchmarked to a positive or negative multiple of an index’s or security’s daily return. The performance of each ProFund VP that has a daily investment objective that is greater than 100% (i.e., are leveraged) of the daily performance of an index or a security (U.S. Government Plus, UltraBull, UltraMid-Cap, UltraSmall-Cap and UltraOTC) was impacted proportionately more by the daily performance of an index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Rising Rates Opportunity, Bear, Short Dow 30, Short OTC, Short Mid-Cap, Short Small-Cap, UltraShort Dow 30, and UltraShort OTC) were inversely impacted by the daily performance of the underlying index or security and, in turn, by the factors and market conditions affecting that index or security on a daily basis. Certain of these inverse funds are also leveraged (Rising Rates Opportunity, UltraShort OTC, and UltraShort Dow 30.) For these funds, the inverse impact discussed above was amplified.

•

Compounding of Daily Returns (Leveraged and Inverse ProFunds VP): PFA attempts to rebalance leverage on a daily basis to the target ratio implicit in the stated investment objective of each ProFund VP. For example, the target leverage ratios for ProFunds VP UltraOTC, Short OTC and UltraShort OTC are +2x, -1x, and -2x, respectively. The impact of daily rebalancings of leverage over periods greater than one day is illustrated in the following hypothetical example:

•

Assume the benchmark index is up 1.00% on day one, and down 1.00% on day two, for a cumulative two-day return of -0.01%. For purposes of illustration, expenses are ignored. Assume $100.00 is invested in a hypothetical fund that seeks to return 200% of the daily performance of the Index. On day one, the value of the investment should increase $2.00 to $102.00. On day two, the value of the investment should decrease -$2.04 (-2.00% of $102.00) to $99.96. This strategy results in a -.04% cumulative two-day return. Note that while this strategy does provide 200% of the return of the index on each particular day, it can not be counted on to return 200% of the index’s cumulative two-day return.

•

Because of the effect of compounding, the hypothetical investment declines over the two-day period considerably more than twice the cumulative return of the index. This example illustrates that an investment strategy using leverage that is rebalanced daily can result in underperformance relative to other investment strategies. In general, in trendless or flat markets it is expected that the Fund will underperform the multiple of the return of the index for periods greater than one day. In other scenarios, use of leverage that is rebalanced daily can result in overperformance relative to other investment strategies.

•

Cost of Leverage: The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index was negatively impacted by costs associated with leveraging. Inverse ProFunds VP generally benefited from financing related factors associated with the use of leveraged investment techniques.

•

Equity Dividends and Bond Yields: The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index or security was positively impacted by capturing a multiple of the dividend or income yield associated with the benchmark index or security. Inverse ProFunds VP were negatively impacted by virtue of effectively having to pay out a multiple of the dividend or income yield associated with the benchmark index or security.

•

Fees, expenses, and transaction costs: Fees and expenses are listed in the financial statements of each ProFund VP and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. Additionally, high levels of shareholder purchase and redemption activity and use of leverage lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each ProFund VP. Transaction costs are not reflected in the funds expense ratio. Transaction costs are generally higher for ProFunds VP with higher turnover and for ProFunds VP that are benchmarked to indexes or securities that are comparatively less liquid than other ProFund VPs’ benchmark indexes or securities.

[1]	Other than ProFund VP Money Market
[2]

A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraOTC has a benchmark of 200% the daily return of the NASDAQ-100 Index®.

[3]	Includes references to additional ProFunds VP of the ProFunds Trust not included in this report.
[4]	Past performance does not guarantee future results.
[5]

Unlike ProFunds VP, indexes do not actually hold a portfolio of securities and /or financial instruments. Indexes and individual securities do not incur fees, expenses and transaction costs. Fees, expenses, and transaction costs incurred by ProFunds VP negatively impact the performance of the ProFunds VP. Performance for each ProFund VP will differ from the underlying index or security performance.

ii

PROFUNDS VP

Management Discussion of Fund Performance (continued)

General Factors Affecting Benchmark and Fund Performance:

In 2006, the S&P 500 Index rose by 15.8%, with most other broad measures of the U.S. equity market posting similar returns in the mid to upper teens.1 Global equity markets, in the aggregate, were up even stronger than the U.S. market, with the DJ Wilshire Global ex-US Index rising 24.0% in U.S. dollar terms. The U.S. Dollar faltered against the Euro and the British Pound in 2006, driving the U.S. Dollar Index (a popular measure of the value of the U.S. dollar) down 8.2%.

Looking back at 2006, the U.S. economy performed admirably versus expectations, aiding the stock market and pushing interest rates up slightly. Strong points for the economy included a steady GDP growth rate that was deemed neither too strong nor too weak by most analysts, healthy growth in corporate profits, and declining unemployment. Previous concerns about U.S. budget deficits and high energy costs abated somewhat, yet are still on the minds of many investors. Housing and mortgage markets continued to be a big focus and a big question mark, as investors tried to evaluate how these markets would play out, and the potential impact of any significant moves on the overall economy and the financial markets.

In 2006, the economy continued to grow at a solid pace, as Real (inflation-adjusted) Gross Domestic Product posted a 3.4% growth rate, making 2006 the fourth consecutive year of growth in the 3-4% range. Corporate profits, as measured by Standard & Poor’s calculation of the S&P 500’s operating earnings, grew by a robust 15% over 2005 levels. The unemployment rate continued to trend down, declining from 4.9% to 4.5%, while Non-Farm payrolls expanded by 1.8 million, on top of a 2.0 million increase in 2005. Core inflation rates edged up in 2006, with the Consumer Price Index (CPI) excluding Food and Energy showing a 2.6% increase. Crude Oil prices, a primary measure of energy costs, ended the year essentially unchanged, with the near term futures contract trading near $61 per barrel.

Continuing concerns for the stock and bond markets include the residential housing and mortgage markets. Housing prices decelerated sharply in 2006, from double digit increases in 2005, to essentially flat prices in 2006. The National Association of Realtors measured the median price of existing homes at $221,600 at year end, exactly the same as a year prior. Many homeowners with adjustable rate mortgages (ARMs) face higher mortgage payments. According to the Mortgage Bankers’ Association, about one quarter of mortgages now have adjustable rates, and many of these have the potential to reset with substantially higher interest rates in the next few years. Declining home prices and/or rising mortgage costs have the ability to negatively impact the overall economy.

The Federal Reserve raised the Fed Funds Target Rate from 4.25% to 5.25% during the first half of the year, then held the rate steady through the end of the year. Long-term interest rates moved higher as well, in large part due to better-than-expected economic conditions. The benchmark U.S. 10-year Treasury Note yield increased from 4.39% to 4.70%. With short term rates higher than long term rates, the U.S. yield curve ended the year “inverted,” a condition that historically has been a precursor to a weakening economy.

Returns were strongly positive across the capitalization spectrum in 2006 with small cap stocks outpacing large caps and mid cap stocks lagging. Large cap stocks (as measured by the S&P 500 Index) returned 15.8%, while mid cap stocks (as measured by the S&P Midcap 400 Index) trailed the large caps with a return of 10.3%. Small cap stocks (as measured by the Russell 2000 Index) slightly outperformed the S&P 500, returning 18.4%.

Performance was also positive across all of the value and growth splits for the aforementioned indexes, although differences in performances between these indexes were more pronounced. As measured by the S&P/Citigroup Index methodology, value stocks consistently outperformed growth stocks across the capitalization spectrum. Large, mid, and small cap value stocks returned 20.9%, 15.0%, and 19.7% respectively versus their large, mid and small cap growth counterparts, which returned 11.0%, 5.9%, and 10.6% respectively. The relative underperformance of growth stocks was particularly apparent in the traditionally growth oriented NASDAQ-100® Index, which returned 7.3% during the year.

Certain sectors of the market saw performances that deviated significantly from the broader market performance. As measured by the Dow Jones Total Market Indexes, sectors that significantly outperformed the broad markets included Telecommunications and Real Estate, which returned 36.8% and 35.5% respectively. Substantially underperforming the broad market was Health Care, Internet, Biotechnology, and Semiconductors with returns of 6.9%, 2.9%, –2.5%, and –5.3% respectively. The remainder of the sectors tracked by the various ProFunds saw returns relatively consistent with the broader market. Those sectors outperforming the S&P 500 were Oil & Gas, Utilities, Financials, Banking, and Basic Materials, returning 22.8%, 21.3%, 19.4%, 17.7%, and 17.6% respectively, while Consumer Goods, Pharmaceuticals, Consumer Services, Industrials, Technology, and Precious Metals performances fell short of the S&P 500 with returns of 14.9%, 14.4%, 14.4%, 13.9%, 10.1%, and 9.9% respectively. Sector returns generally fell in line along the value and growth spectrums, with the sectors traditionally viewed as more value oriented outperforming and sectors traditionally viewed as more growth oriented underperforming the broader markets.

International equities continued their streak of beating their U.S. counterparts. Strong European markets and continued M&A activity aided performance of the MSCI EAFE Index as it returned 26.3%2 for the year, while the Japanese markets weighed heavily on the EAFE as evidenced by a 6.9%2 return from the Nikkei 225 Stock Average. The rest of the Asian markets were strong as a whole as the MSCI Asia Pacific Free Excluding Japan Index posted a return of 33.6%2 in 2006.

Daily equity volatility, which had been near historic lows throughout much of 2004 and 2005, remained well below long-term averages despite a brief jump in May, June, and July. The New York Stock Exchange averaged trading volume of 1.65 billion shares per day during the year, up 5.7% over 2005, while the NASDAQ averaged 1.31 billion shares per day, an increase of 32.5% over the previous year. Increased trading volumes and increased liquidity generally improved the ability of ProFund Advisors to successfully implement each of the funds’ investment strategy.

Although one or more of these conditions impacted the security or securities comprising each ProFund’s benchmark and, in turn, impacted the performance of each ProFund, ProFund Advisors does not invest the assets of the ProFunds based on its view of the investment merit of a particular security, instrument or company. In addition, ProFund Advisors does not conduct conventional stock research or analysis, forecast stock market movements, trends or market conditions, or normally take temporary defensive positions.

[1]	The index returns presented account for the theoretical reinvestment of dividends in the index.
[2]	U.S. Dollar terms

iii

ProFund VP Large-Cap Value

The ProFund VP Large-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Value Index.1 For the period ended December 31, 2006, the Fund had a total return of 18.67%, compared to a total return of 20.85%2,4 for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500/Citigroup Value Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have value characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P 500/Barra Value Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were AT&T (+53.16%), Hewlett-Packard (+45.21%), and Verizon Communications (+34.61%), while the bottom three performers in this group were General Electric (+9.35%), Wachovia (+12.02%), and Wells Fargo (+16.82%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Value from May 3, 2004 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/3/04)

ProFund VP Large-Cap Value	18.67%	12.45%

S&P 500/Citigroup Value Index	20.85%	15.14%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1  Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P 500/Barra Value Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2  The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3  1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4  The S&P 500/Barra Value Index represents performance from May 3, 2004 to December 16, 2005 and the S&P 500/Citigroup Value Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

1

PROFUNDS VP ProFund Large-Cap Value

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Large-Cap Value seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P 500/Citigroup Value Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.1%
Futures Contracts	0.1%

Total Exposure	100.2%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
S&P 500/Citigroup Value Index - Composition
% of Index

Financial	33.4%
Communications	13.4%
Industrial	12.3%
Consumer Non-Cyclical	11.3%
Technology	8.0%
Energy	6.2%
Utilities	6.0%
Consumer Cyclical	5.3%
Basic Materials	4.1%

PROFUNDS VP ProFund VP Large-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks (100.1%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	6,360	$495,635
Abbott Laboratories (Pharmaceuticals)	15,900	774,489
ACE, Ltd.ADR (Insurance)	7,950	481,532
ADC Telecommunications, Inc.* (Telecommunications)	3,180	46,205
Advanced Micro Devices, Inc.* (Semiconductors)	13,515	275,030
Aetna, Inc. (Healthcare-Services)	12,720	549,250
AFLAC, Inc. (Insurance)	3,975	182,850
Agilent Technologies, Inc.* (Electronics)	7,155	249,352
Air Products & Chemicals, Inc. (Chemicals)	5,565	391,108
Alcoa, Inc. (Mining)	20,670	620,306
Allegheny Energy, Inc.* (Electric)	3,180	145,994
Allegheny Technologies, Inc. (Iron/Steel)	1,590	144,181
Allied Waste Industries, Inc.* (Environmental Control)	6,360	78,164
Allstate Corp. (Insurance)	15,105	983,486
Alltel Corp. (Telecommunications)	8,745	528,898
Altera Corp.* (Semiconductors)	3,975	78,228
Altria Group, Inc. (Agriculture)	25,440	2,183,261
Ameren Corp. (Electric)	4,770	256,292
American Electric Power, Inc. (Electric)	9,540	406,213
American Power Conversion Corp. (Electrical Components & Equipment)	2,385	72,957
Ameriprise Financial, Inc. (Diversified Financial Services)	2,385	129,983
AmerisourceBergen Corp. (Pharmaceuticals)	4,770	214,459
Analog Devices, Inc. (Semiconductors)	4,770	156,790
AON Corp. (Insurance)	7,155	252,858
Apartment Investment and Management Co.—Class A (REIT)	2,385	133,608
Apple Computer, Inc.* (Computers)	9,540	809,374
Applied Materials, Inc. (Semiconductors)	21,465	396,029
Archer-Daniels-Midland Co. (Agriculture)	6,360	203,266
Archstone-Smith Trust (REIT)	5,565	323,939
Ashland, Inc. (Chemicals)	1,590	109,996
AT&T, Inc. (Telecommunications)	92,220	3,296,864
AutoNation, Inc.* (Retail)	3,975	84,747
Avaya, Inc.* (Telecommunications)	8,745	122,255
Avery Dennison Corp. (Household Products/Wares)	1,590	108,009
Baker Hughes, Inc. (Oil & Gas Services)	3,180	237,419
Bank of America Corp. (Banks)	107,325	5,730,082
Bank of New York Co., Inc. (Banks)	18,285	719,880
Bausch & Lomb, Inc. (Healthcare-Products)	1,590	82,775
BB&T Corp. (Banks)	12,720	558,790
Bear Stearns Cos., Inc. (Diversified Financial Services)	3,180	517,640
BellSouth Corp. (Telecommunications)	43,725	2,059,885
Bemis Co., Inc. (Packaging & Containers)	2,385	81,043
Big Lots, Inc.* (Retail)	1,590	36,443
Biogen Idec, Inc.* (Biotechnology)	3,975	195,530
BMC Software, Inc.* (Software)	3,180	102,396
Boeing Co. (Aerospace/Defense)	8,745	776,906
Boston Properties, Inc. (REIT)	3,180	355,778
Bristol-Myers Squibb Co. (Pharmaceuticals)	46,905	1,234,540
Broadcom Corp.—Class A* (Semiconductors)	5,565	179,805
Brunswick Corp. (Leisure Time)	2,385	76,082
Burlington Northern Santa Fe Corp. (Transportation)	4,770	352,074
CA, Inc. (Software)	7,950	180,068
Carnival Corp.ADR (Leisure Time)	3,975	194,973
Caterpillar, Inc. (Machinery-Construction & Mining)	7,155	438,816
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	1,590	52,788
CBS Corp.—Class B (Media)	19,080	594,914
CenterPoint Energy, Inc. (Electric)	7,155	118,630
Centex Corp. (Home Builders)	1,590	89,470
CenturyTel, Inc. (Telecommunications)	2,385	104,129
ChevronTexaco Corp. (Oil & Gas)	24,645	1,812,147
Chubb Corp. (Insurance)	9,540	504,761
Ciena Corp.* (Telecommunications)	1,590	44,059
CIGNA Corp. (Insurance)	795	104,598
Cincinnati Financial Corp. (Insurance)	3,975	180,107
Circuit City Stores, Inc. (Retail)	3,180	60,356
CIT Group, Inc. (Diversified Financial Services)	4,770	266,023
Citigroup, Inc. (Diversified Financial Services)	117,660	6,553,662
Citizens Communications Co. (Telecommunications)	7,950	114,242
Clear Channel Communications, Inc. (Media)	5,565	197,780
CMS Energy Corp.* (Electric)	5,565	92,936
Coca-Cola Co. (Beverages)	19,875	958,968
Coca-Cola Enterprises, Inc. (Beverages)	6,360	129,871
Comcast Corp.—Special Class A* (Media)	34,185	1,447,051
Comerica, Inc. (Banks)	3,975	233,253
Compass Bancshares, Inc. (Banks)	1,590	94,844
Computer Sciences Corp.* (Computers)	3,975	212,146

See accompanying notes to the financial statements.

2

PROFUNDS VP ProFund VP Large-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Compuware Corp.* (Software)	8,745	$72,846
Comverse Technology, Inc.* (Telecommunications)	2,385	50,347
ConAgra Foods, Inc. (Food)	11,925	321,975
ConocoPhillips (Oil & Gas)	39,750	2,860,012
CONSOL Energy, Inc. (Coal)	2,385	76,630
Consolidated Edison, Inc. (Electric)	6,360	305,725
Constellation Brands, Inc.* (Beverages)	2,385	69,213
Constellation Energy Group, Inc. (Electric)	1,590	109,503
Convergys Corp.* (Commercial Services)	1,590	37,810
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	1,590	143,784
Corning, Inc.* (Telecommunications)	27,030	505,731
Costco Wholesale Corp. (Retail)	11,130	588,443
CSX Corp. (Transportation)	10,335	355,834
Cummins, Inc. (Machinery-Diversified)	1,590	187,906
CVS Corp. (Retail)	8,745	270,308
Dean Foods Co.* (Food)	1,590	67,225
Deere & Co. (Machinery-Diversified)	3,180	302,323
Dillards, Inc.—Class A (Retail)	1,590	55,602
DIRECTV Group, Inc.* (Media)	11,925	297,410
Dollar General Corp. (Retail)	2,385	38,303
Dominion Resources, Inc. (Electric)	8,745	733,181
Dover Corp. (Miscellaneous Manufacturing)	3,180	155,884
Dow Jones & Co., Inc. (Media)	1,590	60,420
DTE Energy Co. (Electric)	3,975	192,430
Du Pont (Chemicals)	22,260	1,084,284
Duke Energy Corp. (Electric)	30,210	1,003,273
Dynegy, Inc.—Class A* (Pipelines)	8,745	63,314
E*TRADE Financial Corp.* (Diversified Financial Services)	4,770	106,943
Eastman Chemical Co. (Chemicals)	1,590	94,303
Eastman Kodak Co. (Miscellaneous Manufacturing)	7,155	184,599
Eaton Corp. (Miscellaneous Manufacturing)	3,180	238,945
Edison International (Electric)	3,975	180,783
El Paso Corp. (Pipelines)	16,695	255,100
Electronic Data Systems Corp. (Computers)	12,720	350,436
Eli Lilly & Co. (Pharmaceuticals)	11,925	621,293
Embarq Corp. (Telecommunications)	3,180	167,141
EMC Corp.* (Computers)	33,390	440,748
Emerson Electric Co. (Electrical Components & Equipment)	12,720	560,570
Entergy Corp. (Electric)	4,770	440,366
Equifax, Inc. (Commercial Services)	1,590	64,554
Equity Office Properties Trust (REIT)	8,745	421,247
Equity Residential Properties Trust (REIT)	7,155	363,116
Exelon Corp. (Electric)	7,950	492,026
Family Dollar Stores, Inc. (Retail)	1,590	46,635
Fannie Mae (Diversified Financial Services)	23,055	1,369,236
Federated Department Stores, Inc. (Retail)	12,720	485,014
FedEx Corp. (Transportation)	2,385	259,059
Fifth Third Bancorp (Banks)	13,515	553,169
First Horizon National Corp. (Banks)	3,180	132,860
FirstEnergy Corp. (Electric)	7,950	478,670
Fluor Corp. (Engineering & Construction)	1,590	129,824
Ford Motor Co. (Auto Manufacturers)	45,315	340,316
Fortune Brands, Inc. (Household Products/Wares)	1,590	135,770
FPL Group, Inc. (Electric)	9,540	519,167
Franklin Resources, Inc. (Diversified Financial Services)	1,590	175,170
Freddie Mac (Diversified Financial Services)	6,360	431,844
Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	4,770	265,832
Gannett Co., Inc. (Media)	5,565	336,460
General Electric Co. (Miscellaneous Manufacturing)	147,870	5,502,242
General Mills, Inc. (Food)	4,770	274,752
General Motors Corp. (Auto Manufacturers)	13,515	415,180
Genuine Parts Co. (Distribution/Wholesale)	3,975	188,535
Genworth Financial, Inc.—Class A (Diversified Financial Services)	10,335	353,560
Goodrich Corp. (Aerospace/Defense)	3,180	144,849
Halliburton Co. (Oil & Gas Services)	10,335	320,902
Harrah’s Entertainment, Inc. (Lodging)	1,590	131,525
Hartford Financial Services Group, Inc. (Insurance)	7,950	741,815
Hasbro, Inc. (Toys/Games/Hobbies)	3,975	108,319
Heinz (H.J.) Co. (Food)	7,950	357,830
Hercules, Inc.* (Chemicals)	1,590	30,703
Hess Corp. (Oil & Gas)	6,360	315,265
Hewlett-Packard Co. (Computers)	65,190	2,685,175
Hilton Hotels Corp. (Lodging)	3,975	138,728
Honeywell International, Inc. (Miscellaneous Manufacturing)	19,875	899,145
Huntington Bancshares, Inc. (Banks)	5,565	132,169
IAC/InterActiveCorp* (Internet)	5,565	206,795
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	4,770	220,326
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	7,155	279,975
Intel Corp. (Semiconductors)	75,525	1,529,380
International Paper Co. (Forest Products & Paper)	11,130	379,533
Interpublic Group of Cos., Inc.* (Advertising)	7,950	97,308
J.C. Penney Co., Inc. (Holding Company) (Retail)	5,565	430,508
J.P. Morgan Chase & Co. (Diversified Financial Services)	82,680	3,993,444
Janus Capital Group, Inc. (Diversified Financial Services)	3,180	68,656
JDS Uniphase Corp.* (Telecommunications)	3,975	66,224
Johnson Controls, Inc. (Auto Parts & Equipment)	4,770	409,839
Jones Apparel Group, Inc. (Apparel)	2,385	79,731
Juniper Networks, Inc.* (Telecommunications)	7,950	150,573
KB Home (Home Builders)	795	40,768
KeyCorp (Banks)	9,540	362,806
KeySpan Corp. (Gas)	3,975	163,691
Kimberly-Clark Corp. (Household Products/Wares)	4,770	324,121
Kimco Realty Corp. (REIT)	3,975	178,676
Kinder Morgan, Inc. (Pipelines)	2,385	252,214
King Pharmaceuticals, Inc.* (Pharmaceuticals)	1,590	25,313
Kroger Co. (Food)	17,490	403,493
Legg Mason, Inc. (Diversified Financial Services)	795	75,565
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	3,975	95,003
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	7,950	621,054
Lennar Corp.—Class A (Home Builders)	1,590	83,411
Limited, Inc. (Retail)	7,950	230,073
Lincoln National Corp. (Insurance)	7,155	475,092
Linear Technology Corp. (Semiconductors)	3,180	96,418
Lockheed Martin Corp. (Aerospace/Defense)	4,770	439,174
Loews Corp. (Insurance)	11,130	461,561
LSI Logic Corp.* (Semiconductors)	6,360	57,240
M&T Bank Corp. (Banks)	795	97,117
Manor Care, Inc. (Healthcare-Services)	795	37,301
Marathon Oil Corp. (Oil & Gas)	8,745	808,913
Marriott International, Inc.—Class A (Lodging)	3,180	151,750
Marsh & McLennan Cos., Inc. (Insurance)	13,515	414,370
Marshall & Ilsley Corp. (Banks)	6,360	305,980
Masco Corp. (Building Materials)	9,540	284,960
Mattel, Inc. (Toys/Games/Hobbies)	4,770	108,088
Maxim Integrated Products, Inc. (Semiconductors)	3,180	97,372
MBIA, Inc. (Insurance)	1,590	116,165
McDonald’s Corp. (Retail)	13,515	599,119
McKesson Corp. (Commercial Services)	7,155	362,759
MeadWestvaco Corp. (Forest Products & Paper)	3,975	119,489
Medco Health Solutions, Inc.* (Pharmaceuticals)	7,155	382,363
MedImmune, Inc.* (Biotechnology)	3,180	102,937
Mellon Financial Corp. (Banks)	6,360	268,074

See accompanying notes to the financial statements.

3

PROFUNDS VP ProFund VP Large-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Merck & Co., Inc. (Pharmaceuticals)	51,675	$2,253,029
Meredith Corp. (Media)	795	44,798
Merrill Lynch & Co., Inc. (Diversified Financial Services)	21,465	1,998,392
MetLife, Inc. (Insurance)	10,335	609,868
MGIC Investment Corp. (Insurance)	795	49,719
Micron Technology, Inc.* (Semiconductors)	18,285	255,259
Microsoft Corp. (Software)	91,425	2,729,950
Molex, Inc. (Electrical Components & Equipment)	2,385	75,438
Molson Coors Brewing Co.—Class B (Beverages)	795	60,770
Monsanto Co. (Agriculture)	7,155	375,852
Monster Worldwide, Inc.* (Internet)	1,590	74,158
Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	25,440	2,071,579
Motorola, Inc. (Telecommunications)	58,035	1,193,200
National City Corp. (Banks)	15,105	552,239
NCR Corp.* (Computers)	2,385	101,983
Newell Rubbermaid, Inc. (Housewares)	6,360	184,122
News Corp.—Class A (Media)	36,570	785,524
NICOR, Inc. (Gas)	795	37,206
NiSource, Inc. (Electric)	6,360	153,276
Nordstrom, Inc. (Retail)	2,385	117,676
Norfolk Southern Corp. (Transportation)	6,360	319,844
Northern Trust Corp. (Banks)	2,385	144,746
Northrop Grumman Corp. (Aerospace/Defense)	7,950	538,215
Novell, Inc.* (Software)	7,950	49,290
Novellus Systems, Inc.* (Semiconductors)	1,590	54,728
Occidental Petroleum Corp. (Oil & Gas)	7,155	349,379
Office Depot, Inc.* (Retail)	3,180	121,381
OfficeMax, Inc. (Retail)	1,590	78,944
PACCAR, Inc. (Auto Manufacturers)	5,565	361,169
Pall Corp. (Miscellaneous Manufacturing)	1,590	54,935
Parker Hannifin Corp. (Miscellaneous Manufacturing)	3,180	244,478
Peabody Energy Corp. (Coal)	3,975	160,630
Peoples Energy Corp. (Gas)	795	35,433
PerkinElmer, Inc. (Electronics)	3,180	70,691
Pfizer, Inc. (Pharmaceuticals)	75,525	1,956,097
PG&E Corp. (Electric)	7,950	376,274
Phelps Dodge Corp. (Mining)	3,180	380,710
Pinnacle West Capital Corp. (Electric)	2,385	120,776
Plum Creek Timber Co., Inc. (Forest Products & Paper)	3,975	158,404
PMC-Sierra, Inc.* (Semiconductors)	3,180	21,338
PNC Financial Services Group (Banks)	7,155	529,756
PPG Industries, Inc. (Chemicals)	3,975	255,235
PPL Corp. (Electric)	8,745	313,421
Principal Financial Group, Inc. (Insurance)	3,975	233,333
Progress Energy, Inc. (Electric)	6,360	312,149
Prologis (REIT)	5,565	338,185
Prudential Financial, Inc. (Insurance)	11,130	955,621
Public Service Enterprise Group, Inc. (Electric)	6,360	422,177
Public Storage, Inc. (REIT)	1,590	155,025
Pulte Homes, Inc. (Home Builders)	2,385	78,991
Qwest Communications International, Inc.* (Telecommunications)	38,160	319,399
R.R. Donnelley & Sons Co. (Commercial Services)	5,565	197,780
Raytheon Co. (Aerospace/Defense)	10,335	545,688
Realogy Corp.* (Real Estate)	4,770	144,626
Regions Financial Corp. (Banks)	17,490	654,126
Reynolds American, Inc. (Agriculture)	3,975	260,243
Robert Half International, Inc. (Commercial Services)	2,385	88,531
Rockwell International Corp. (Machinery-Diversified)	2,385	145,676
Rohm & Haas Co. (Chemicals)	3,180	162,562
Rowan Cos., Inc. (Oil & Gas)	2,385	79,182
Ryder System, Inc. (Transportation)	1,590	81,185
Sabre Holdings Corp. (Leisure Time)	3,180	101,410
SAFECO Corp. (Insurance)	2,385	149,182
Safeway, Inc. (Food)	10,335	357,178
Sanmina-SCI Corp.* (Electronics)	12,720	43,884
Sara Lee Corp. (Food)	17,490	297,855
Schering-Plough Corp. (Pharmaceuticals)	20,670	488,639
Schlumberger, Ltd.ADR (Oil & Gas Services)	15,105	954,032
Schwab (Diversified Financial Services)	14,310	276,755
Sealed Air Corp. (Packaging & Containers)	795	51,611
Sears Holdings Corp.* (Retail)	2,385	400,513
Sempra Energy (Gas)	6,360	355,969
Sherwin-Williams Co. (Chemicals)	795	50,546
Simon Property Group, Inc. (REIT)	5,565	563,679
Snap-on, Inc. (Hand/Machine Tools)	1,590	75,748
Solectron Corp.* (Electronics)	22,260	71,677
Southern Co. (Electric)	17,490	644,681
Southwest Airlines Co. (Airlines)	11,925	182,691
Sovereign Bancorp, Inc. (Savings & Loans)	5,565	141,295
Spectra Energy Corp.* (Pipelines)	11,925	330,918
Sprint Corp. (Telecommunications)	69,165	1,306,527
St. Paul Cos., Inc. (Insurance)	16,695	896,355
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	3,180	198,749
State Street Corp. (Banks)	3,975	268,074
Sun Microsystems, Inc.* (Computers)	65,190	353,330
Sunoco, Inc. (Oil & Gas)	1,590	99,152
SunTrust Banks, Inc. (Banks)	8,745	738,515
SuperValu, Inc. (Food)	4,770	170,528
Symbol Technologies, Inc. (Electronics)	3,975	59,387
Synovus Financial Corp. (Banks)	3,975	122,549
T. Rowe Price Group, Inc. (Diversified Financial Services)	3,180	139,189
Target Corp. (Retail)	6,360	362,838
TECO Energy, Inc. (Electric)	4,770	82,187
Tektronix, Inc. (Electronics)	1,590	46,380
Tellabs, Inc.* (Telecommunications)	10,335	106,037
Temple-Inland, Inc. (Forest Products & Paper)	2,385	109,782
Tenet Healthcare Corp.* (Healthcare-Services)	11,130	77,576
Teradyne, Inc.* (Semiconductors)	4,770	71,359
Terex Corp.* (Machinery-Construction & Mining)	1,590	102,682
Texas Instruments, Inc. (Semiconductors)	21,465	618,192
Textron, Inc. (Miscellaneous Manufacturing)	3,180	298,189
The Dow Chemical Co. (Chemicals)	23,055	920,817
The E.W. Scripps Co.—Class A (Media)	795	39,702
The Gap, Inc. (Retail)	6,360	124,020
The Goldman Sachs Group, Inc. (Diversified Financial Services)	6,360	1,267,866
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	3,975	83,435
The New York Times Co.—Class A (Media)	3,180	77,465
The Stanley Works (Hand/Machine Tools)	1,590	79,961
Thermo Electron Corp.* (Electronics)	5,565	252,039
Time Warner, Inc. (Media)	95,400	2,077,812
Torchmark Corp. (Insurance)	795	50,689
Transocean Sedco Forex, Inc.*ADR (Oil & Gas)	3,975	321,538
Tribune Co. (Media)	4,770	146,821
TXU Corp. (Electric)	11,130	603,357
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	47,700	1,450,079
Tyson Foods, Inc.—Class A (Food)	6,360	104,622
U.S. Bancorp (Banks)	42,135	1,524,866
Union Pacific Corp. (Transportation)	6,360	585,247
Unisys Corp.* (Computers)	7,950	62,328
United Parcel Service, Inc.—Class B (Transportation)	8,745	655,701
United States Steel Corp. (Iron/Steel)	3,180	232,585
Univision Communications, Inc.—Class A* (Media)	2,385	84,477

See accompanying notes to the financial statements.

4

PROFUNDS VP ProFund VP Large-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

UnumProvident Corp. (Insurance)	7,950	$165,201
UST, Inc. (Agriculture)	1,590	92,538
V.F. Corp. (Apparel)	1,590	130,507
Valero Energy Corp. (Oil & Gas)	5,565	284,705
VeriSign, Inc.* (Internet)	3,180	76,479
Verizon Communications, Inc. (Telecommunications)	69,960	2,605,310
Viacom, Inc.—Class B* (Media)	10,335	424,045
Vornado Realty Trust (REIT)	1,590	193,185
Vulcan Materials Co. (Building Materials)	1,590	142,893
W.W. Grainger, Inc. (Distribution/Wholesale)	795	55,602
Wachovia Corp. (Banks)	45,315	2,580,689
Walt Disney Co. (Media)	28,620	980,807
Washington Mutual, Inc. (Savings & Loans)	22,260	1,012,608
Waste Management, Inc. (Environmental Control)	12,720	467,715
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	795	20,694
Weatherford International, Ltd.*ADR (Oil & Gas Services)	3,180	132,892
WellPoint, Inc.* (Healthcare-Services)	8,745	688,144
Wells Fargo & Co. (Banks)	81,090	2,883,560
Wendy’s International, Inc. (Retail)	795	26,307
Western Union Co. (Commercial Services)	9,540	213,887
Weyerhaeuser Co. (Forest Products & Paper)	5,565	393,166
Whirlpool Corp. (Home Furnishings)	1,590	132,002
Whole Foods Market, Inc. (Food)	1,590	74,619
Williams Cos., Inc. (Pipelines)	9,540	249,185
Windstream Corp. (Telecommunications)	11,130	158,269
Wyndham Worldwide Corp. (Lodging)	4,770	152,735
Xcel Energy, Inc. (Electric)	9,540	219,992
Xerox Corp.* (Office/Business Equipment)	23,055	390,782
Xilinx, Inc. (Semiconductors)	3,975	94,645
XL Capital, Ltd.—Class A (Insurance)	3,975	286,280
Zions Bancorp (Banks)	2,385	196,619

TOTAL COMMON STOCKS
(Cost $141,421,623)		156,941,316

Repurchase Agreements (0.2%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $327,182 (Collateralized by $319,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $333,664)	$327,000	327,000

TOTAL REPURCHASE AGREEMENTS
(Cost $327,000)		327,000

TOTAL INVESTMENT SECURITIES
(Cost $141,748,623)—100.3%		157,268,316
Net other assets (liabilities)—(0.3)%		(484,392)

NET ASSETS—100.0%		$156,783,924

*	Non-income producing security
REIT	Real Estate Investment Trust
ADR	American Depositary Receipt

Futures Contracts Purchased
	Contracts	Unrealized Appreciation (Depreciation)

E-Mini S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $142,675)	2	$583

ProFund VP Large-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.1%
Aerospace/Defense	1.6%
Agriculture	2.0%
Airlines	0.1%
Apparel	0.1%
Auto Manufacturers	0.7%
Auto Parts & Equipment	0.3%
Banks	12.4%
Beverages	0.8%
Biotechnology	0.2%
Building Materials	0.3%
Chemicals	2.0%
Coal	0.2%
Commercial Services	0.6%
Computers	3.2%
Distribution/Wholesale	0.2%
Diversified Financial Services	13.0%
Electric	5.6%
Electrical Components & Equipment	0.5%
Electronics	0.5%
Engineering & Construction	0.1%
Environmental Control	0.3%
Food	1.6%
Forest Products & Paper	0.7%
Gas	0.4%
Hand/Machine Tools	0.1%
Healthcare-Products	0.1%
Healthcare-Services	0.9%
Home Builders	0.2%
Home Furnishings	0.1%
Household Products\Wares	0.4%
Housewares	0.1%
Insurance	5.3%
Internet	0.2%
Iron/Steel	0.2%
Leisure Time	0.2%
Lodging	0.5%
Machinery-Construction & Mining	0.3%
Machinery-Diversified	0.4%
Media	4.8%
Mining	0.8%
Miscellaneous Manufacturing	6.5%
Office/Business Equipment	0.2%
Oil & Gas	4.4%
Oil & Gas Services	1.0%
Packaging & Containers	0.1%
Pharmaceuticals	5.1%
Pipelines	0.7%
Real Estate	0.1%
Real Estate Investment Trust	1.9%
Retail	2.7%
Savings & Loans	0.7%
Semiconductors	2.5%
Software	2.0%
Telecommunications	8.3%
Toys/Games/Hobbies	0.1%
Transportation	1.7%
Other**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

5

PROFUNDS VP ProFund VP Large-Cap Value

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $141,421,623)	$156,941,316
Repurchase agreements, at cost	327,000

Total Investment Securities	157,268,316
Cash	4,793
Segregated cash balances with brokers for futures contracts	5,996
Dividends and interest receivable	204,328
Receivable for investments sold	28,651
Prepaid expenses	1,349

Total Assets	157,513,433

Liabilities:
Payable for investments purchased	331,038
Payable for capital shares redeemed	185,947
Variation margin on futures contracts	725
Advisory fees payable	94,725
Management services fees payable	12,630
Administration fees payable	2,794
Administrative services fees payable	32,149
Distribution fees payable	24,889
Trustee fees payable	17
Transfer agency fees payable	2,707
Fund accounting fees payable	4,111
Compliance services fees payable	1,933
Other accrued expenses	35,844

Total Liabilities	729,509

Net Assets	$156,783,924

Net Assets consist of:
Capital	$140,371,940
Accumulated net investment income (loss)	581,367
Accumulated net realized gains (losses) on investments	310,341
Net unrealized appreciation (depreciation) on investments	15,520,276

Net Assets	$156,783,924

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,917,362

Net Asset Value (offering and redemption price per share)	$40.02

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$2,075,166
Interest	12,040

Total Investment Income	2,087,206

Expenses:
Advisory fees	663,016
Management services fees	132,604
Administration fees	27,320
Transfer agency fees	26,356
Administrative services fees	340,662
Distribution fees	221,005
Custody fees	40,181
Fund accounting fees	40,222
Trustee fees	1,163
Compliance services fees	2,213
Other fees	42,961

Total Gross Expenses before reductions	1,537,703
Less Expenses reduced by the Advisor	(31,864)

Total Net Expenses	1,505,839

Net Investment Income (Loss)	581,367

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	3,243,469
Net realized gains (losses) on futures contracts	11,058
Change in net unrealized appreciation/depreciation on investments	12,206,799

Net Realized and Unrealized Gains (Losses) on Investments	15,461,326

Change in Net Assets Resulting from Operations	$16,042,693

See accompanying notes to the financial statements.

6

PROFUNDS VP ProFund VP Large-Cap Value
Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$581,367	$151,819
Net realized gains (losses) on investments	3,254,527	(1,538,675)
Change in net unrealized appreciation/depreciation on investments	12,206,799	3,198,933

Change in net assets resulting from operations	16,042,693	1,812,077

Distributions to Shareholders From:
Net investment income	(151,819)	(373)
Net realized gains on investments	(1,297,656)	(257,707)

Change in net assets resulting from distributions	(1,449,475)	(258,080)

Capital Transactions:
Proceeds from shares issued	332,069,125	240,936,047
Dividends reinvested	1,449,475	258,080
Value of shares redeemed	(270,450,246)	(168,547,854)

Change in net assets resulting from capital transactions	63,068,354	72,646,273

Change in net assets	77,661,572	74,200,270
Net Assets:
Beginning of period	79,122,352	4,922,082

End of period	$156,783,924	$79,122,352

Accumulated net investment income (loss)	$581,367	$151,819

Share Transactions:
Issued	8,936,447	7,248,098
Reinvested	39,420	7,620
Redeemed	(7,368,021)	(5,093,212)

Change in shares	1,607,846	2,162,506

See accompanying notes to the financial statements.

7

PROFUNDS VP ProFund VP Large-Cap Value
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the Period
	year ended	year ended	May 3, 2004(a) through
	December 31, 2006	December 31, 2005	December 31, 2004

Net Asset Value, Beginning of Period	$34.26	$33.48	$30.00

Investment Activities:
Net investment income (loss)(b)	0.24	0.13	—	(c)
Net realized and unrealized gains (losses) on investments	6.09	0.94	3.48

Total income (loss) from investment activities	6.33	1.07	3.48

Distributions to Shareholders From:
Net investment income	(0.06)	— (c)	—
Net realized gains on investments	(0.51)	(0.29)	—

Total distributions	(0.57)	(0.29)	—

Net Asset Value, End of Period	$40.02	$34.26	$33.48

Total Return	18.67%	3.21%	11.60	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.74%	2.00%	2.04%
Net expenses(e)	1.70%	1.98%	1.98%
Net investment income (loss)(e)	0.66%	0.40%	(0.01)%

Supplemental Data:
Net assets, end of period (000’s)	$156,784	$79,122	$4,922
Portfolio turnover rate(f)	277%	499%	1,352	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

8

ProFund VP Large-Cap Growth

The ProFund VP Large-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Growth Index.1 For the period ended December 31, 2006, the Fund had a total return of 9.06%, compared to a total return of 11.04%2,4 for the Index. For the period, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500/Citigroup Growth Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have growth characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P 500/Barra Growth Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Cisco Systems (+59.64%), Exxon Mobil (+39.07%), and International Business Machines (+19.77%), while the bottom three performers in this group were WalMart (+0.13%), American International Group (+6.05%), and General Electric (+9.35%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Growth from May 3, 2004 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/3/04)

ProFund VP Large-Cap Growth	9.06%	5.71%

S&P 500/Citigroup Growth Index	11.04%	7.80%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P 500/Barra Growth Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P 500/Barra Growth Index represents performance from May 3, 2004 to December 16, 2005 and the S&P 500/Citigroup Growth Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

9

PROFUNDS VP ProFund VP Large-Cap Growth

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Large-Cap Growth seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P 500/Citigroup Growth Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	99.9%
Futures Contracts	0.1%

Total Exposure	100.0%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
S&P 500/Citigroup Growth Index - Composition
% of Index

Consumer Non-Cyclical	29.1%
Energy	13.8%
Technology	13.4%
Consumer Cyclical	11.4%
Financial	10.3%
Industrial	9.8%
Communications	9.7%
Basic Materials	1.7%
Utilities	0.8%

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks (99.9%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	5,808	$452,617
Abbott Laboratories (Pharmaceuticals)	10,648	518,664
Adobe Systems, Inc.* (Software)	7,260	298,531
Affiliated Computer Services, Inc.—Class A* (Computers)	1,452	70,916
AFLAC, Inc. (Insurance)	3,872	178,112
Agilent Technologies, Inc.* (Electronics)	1,452	50,602
Allegheny Energy, Inc.* (Electric)	484	22,220
Allegheny Technologies, Inc. (Iron/Steel)	484	43,889
Allergan, Inc. (Pharmaceuticals)	1,936	231,817
Altera Corp.* (Semiconductors)	2,420	47,626
Altria Group, Inc. (Agriculture)	13,068	1,121,497
Amazon.com, Inc.* (Internet)	3,872	152,789
Ambac Financial Group, Inc. (Insurance)	1,452	129,330
AmericanExpressCo.(Diversified Financial Services)	15,004	910,292
American International Group, Inc. (Insurance)	32,428	2,323,790
American Power Conversion Corp. (Electrical Components & Equipment)	968	29,611
American Standard Cos. (Building Materials)	1,936	88,766
Ameriprise Financial, Inc. (Diversified Financial Services)	1,936	105,512
Amgen, Inc.* (Biotechnology)	14,520	991,862
Anadarko Petroleum Corp. (Oil & Gas)	5,808	252,764
Analog Devices, Inc. (Semiconductors)	1,936	63,636
Anheuser-Busch Cos., Inc. (Beverages)	9,680	476,256
Apache Corp. (Oil & Gas)	3,872	257,527
Apollo Group, Inc.—Class A* (Commercial Services)	1,936	75,446
Apple Computer, Inc.* (Computers)	5,324	451,688
Applera Corp.—Applied Biosystems Group (Electronics)	2,420	88,790
Applied Materials, Inc. (Semiconductors)	5,808	107,158
Archer-Daniels-Midland Co. (Agriculture)	4,840	154,686
Autodesk, Inc.* (Software)	2,904	117,496
Automatic Data Processing, Inc. (Software)	6,776	333,718
AutoZone, Inc.* (Retail)	484	55,931
Avaya, Inc.* (Telecommunications)	968	13,533
Avery Dennison Corp. (Household Products/Wares)	484	32,878
Avon Products, Inc. (Cosmetics/Personal Care)	5,324	175,905
Baker Hughes, Inc. (Oil & Gas Services)	2,420	180,677
Ball Corp. (Packaging & Containers)	1,452	63,307
Bard (C.R.), Inc. (Healthcare-Products)	1,452	120,472
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	1,452	72,774
Baxter International, Inc. (Healthcare-Products)	8,228	381,697
Becton, Dickinson & Co. (Healthcare-Products)	2,904	203,716
Bed Bath & Beyond, Inc.* (Retail)	3,388	129,083
Best Buy Co., Inc. (Retail)	4,840	238,080
Big Lots, Inc.* (Retail)	484	11,093
Biogen Idec, Inc.* (Biotechnology)	2,420	119,040
Biomet, Inc. (Healthcare-Products)	2,904	119,848
BJ Services Co. (Oil & Gas Services)	3,872	113,527
Black & Decker Corp. (Hand/Machine Tools)	968	77,411
BMC Software, Inc.* (Software)	968	31,170
Boeing Co. (Aerospace/Defense)	5,324	472,984
Boston Scientific Corp.* (Healthcare-Products)	14,520	249,454
Broadcom Corp.—Class A* (Semiconductors)	2,904	93,828
Brown-Forman Corp. (Beverages)	968	64,120
Burlington Northern Santa Fe Corp. (Transportation)	1,936	142,896
CA, Inc. (Software)	968	21,925
Campbell Soup Co. (Food)	2,904	112,937
Capital One Financial Corp. (Diversified Financial Services)	4,840	371,809
Cardinal Health, Inc. (Pharmaceuticals)	4,840	311,841
Caremark Rx, Inc. (Pharmaceuticals)	5,324	304,054
Carnival Corp.ADR (Leisure Time)	3,388	166,181
Caterpillar, Inc. (Machinery-Construction & Mining)	4,356	267,153
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	1,452	48,206
Celgene Corp.* (Biotechnology)	4,840	278,445
Centex Corp. (Home Builders)	968	54,469
Chesapeake Energy Corp. (Oil & Gas)	5,324	154,662
ChevronTexaco Corp. (Oil & Gas)	14,036	1,032,067
Chicago Mercantile Exchange (Diversified Financial Services)	484	246,719
Ciena Corp.* (Telecommunications)	484	13,412
CIGNA Corp. (Insurance)	484	63,680
Cintas Corp. (Textiles)	1,452	57,659
Cisco Systems, Inc.* (Telecommunications)	75,020	2,050,297
Citrix Systems, Inc.* (Software)	2,420	65,461
Clear Channel Communications, Inc. (Media)	2,904	103,208
Clorox Co. (Household Products/Wares)	1,936	124,194
Coach, Inc.* (Apparel)	4,356	187,134

See accompanying notes to the financial statements.

10

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Coca-Cola Co. (Beverages)	15,004	$723,943
Cognizant Technology Solutions Corp.* (Computers)	1,936	149,382
Colgate-Palmolive Co. (Cosmetics/Personal Care)	6,292	410,490
Comcast Corp.—Special Class A* (Media)	8,228	348,291
Commerce Bancorp, Inc. (Banks)	2,420	85,353
Compass Bancshares, Inc. (Banks)	484	28,871
Comverse Technology, Inc.* (Telecommunications)	968	20,434
CONSOL Energy, Inc. (Coal)	968	31,102
Constellation Brands, Inc.* (Beverages)	1,452	42,137
Constellation Energy Group, Inc. (Electric)	1,452	99,999
Convergys Corp.* (Commercial Services)	968	23,019
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	484	43,768
Corning, Inc.* (Telecommunications)	5,324	99,612
Countrywide Credit Industries, Inc. (Diversified Financial Services)	7,744	328,733
Coventry Health Care, Inc.* (Healthcare-Services)	1,936	96,897
CVS Corp. (Retail)	5,808	179,525
D.R. Horton, Inc. (Home Builders)	3,388	89,749
Danaher Corp. (Miscellaneous Manufacturing)	2,904	210,366
Darden Restaurants, Inc. (Retail)	1,936	77,769
Dean Foods Co.* (Food)	968	40,927
Deere & Co. (Machinery-Diversified)	1,452	138,042
Dell, Inc.* (Computers)	28,072	704,326
Devon Energy Corp. (Oil & Gas)	5,324	357,134
DIRECTV Group, Inc.* (Media)	3,388	84,497
Dollar General Corp. (Retail)	2,420	38,865
Dover Corp. (Miscellaneous Manufacturing)	968	47,451
E*TRADE Financial Corp.* (Diversified Financial Services)	2,904	65,108
eBay, Inc.* (Internet)	14,520	436,616
Ecolab, Inc. (Chemicals)	2,420	109,384
Edison International (Electric)	1,936	88,049
Electronic Arts, Inc.* (Software)	3,872	194,994
Eli Lilly & Co. (Pharmaceuticals)	5,808	302,597
EMC Corp.* (Computers)	10,164	134,165
Emerson Electric Co. (Electrical Components & Equipment)	3,388	149,309
EOG Resources, Inc. (Oil & Gas)	2,904	181,355
Equifax, Inc. (Commercial Services)	968	39,301
Exelon Corp. (Electric)	3,872	239,639
Express Scripts, Inc.* (Pharmaceuticals)	1,452	103,963
Exxon Mobil Corp. (Oil & Gas)	72,116	5,526,249
Family Dollar Stores, Inc. (Retail)	968	28,391
Federated Investors, Inc.—Class B (Diversified Financial Services)	968	32,699
FedEx Corp. (Transportation)	2,420	262,860
Fidelity National Information Services, Inc. (Software)	1,936	77,614
First Data Corp. (Software)	9,680	247,034
Fiserv, Inc.* (Software)	1,936	101,485
Fluor Corp. (Engineering & Construction)	484	39,519
Forest Laboratories, Inc.* (Pharmaceuticals)	3,872	195,923
Fortune Brands, Inc. (Household Products/Wares)	968	82,658
Franklin Resources, Inc. (Diversified Financial Services)	968	106,645
Freddie Mac (Diversified Financial Services)	5,324	361,500
General Dynamics Corp. (Aerospace/Defense)	4,840	359,854
General Electric Co. (Miscellaneous Manufacturing)	51,304	1,909,023
General Mills, Inc. (Food)	1,936	111,514
Genzyme Corp.* (Biotechnology)	3,388	208,633
Gilead Sciences, Inc.* (Pharmaceuticals)	5,808	377,113
Google, Inc.—Class A* (Internet)	2,420	1,114,361
H&R Block, Inc. (Commercial Services)	3,872	89,211
Halliburton Co. (Oil & Gas Services)	6,776	210,395
Harley-Davidson, Inc. (Leisure Time)	3,388	238,753
Harman International Industries, Inc. (Home Furnishings)	968	96,713
Harrah’s Entertainment, Inc. (Lodging)	1,452	120,109
Health Management Associates, Inc.—Class A (Healthcare-Services)	2,904	61,303
Hercules, Inc.* (Chemicals)	484	9,346
Hilton Hotels Corp. (Lodging)	2,904	101,350
Home Depot, Inc. (Retail)	25,168	1,010,747
Hospira, Inc.* (Pharmaceuticals)	1,936	65,011
Humana, Inc.* (Healthcare-Services)	1,936	107,080
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	2,420	111,780
IMS Health, Inc. (Software)	2,420	66,502
Intel Corp. (Semiconductors)	31,944	646,867
International Business Machines Corp. (Computers)	18,876	1,833,804
International Flavors & Fragrances, Inc. (Chemicals)	968	47,587
International Game Technology (Entertainment)	4,356	201,247
Interpublic Group of Cos., Inc.* (Advertising)	1,452	17,772
Intuit, Inc.* (Software)	4,356	132,902
ITT Industries, Inc. (Miscellaneous Manufacturing)	2,420	137,504
Jabil Circuit, Inc. (Electronics)	2,420	59,411
Janus Capital Group, Inc. (Diversified Financial Services)	968	20,899
JDS Uniphase Corp.* (Telecommunications)	484	8,063
Johnson & Johnson (Healthcare-Products)	35,816	2,364,572
Juniper Networks, Inc.* (Telecommunications)	2,904	55,002
KB Home (Home Builders)	484	24,820
Kellogg Co. (Food)	2,904	145,374
Kimberly-Clark Corp. (Household Products/Wares)	3,388	230,215
Kimco Realty Corp. (REIT)	968	43,512
King Pharmaceuticals, Inc.* (Pharmaceuticals)	1,936	30,821
KLA-Tencor Corp. (Semiconductors)	2,420	120,395
Kohls Corp.* (Retail)	3,872	264,961
L-3 Communications Holdings, Inc	1,452	118,745
Laboratory Corp. of America Holdings* (Healthcare-Services)	1,452	106,678
Legg Mason, Inc. (Diversified Financial Services)	968	92,008
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	2,420	189,050
Lennar Corp.—Class A (Home Builders)	968	50,781
Lexmark International, Inc.—Class A* (Computers)	1,452	106,286
Linear Technology Corp. (Semiconductors)	2,420	73,374
Liz Claiborne, Inc. (Apparel)	1,452	63,104
Lockheed Martin Corp. (Aerospace/Defense)	1,936	178,248
Lowe’s Cos., Inc. (Retail)	18,876	587,987
LSI Logic Corp.* (Semiconductors)	1,936	17,424
M&T Bank Corp. (Banks)	484	59,125
Manor Care, Inc. (Healthcare-Services)	484	22,709
Marriott International, Inc.—Class A (Lodging)	2,420	115,482
Mattel, Inc. (Toys/Games/Hobbies)	1,936	43,870
Maxim Integrated Products, Inc. (Semiconductors)	2,420	74,100
MBIA, Inc. (Insurance)	968	70,722
McCormick & Co., Inc. (Food)	1,452	55,989
McDonald’s Corp. (Retail)	8,228	364,747
McGraw-Hill Cos., Inc. (Media)	4,356	296,295
MedImmune, Inc.* (Biotechnology)	1,452	47,001
Medtronic, Inc. (Healthcare-Products)	14,036	751,066
Mellon Financial Corp. (Banks)	1,936	81,602
Meredith Corp. (Media)	484	27,273
MetLife, Inc. (Insurance)	3,872	228,487
MGIC Investment Corp. (Insurance)	484	30,269
Microsoft Corp. (Software)	60,016	1,792,077
Millipore Corp.* (Biotechnology)	484	32,234
Molex, Inc. (Electrical Components & Equipment)	484	15,309

See accompanying notes to the financial statements.

11

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Monsanto Co. (Agriculture)	2,904	$152,547
Monster Worldwide, Inc.* (Internet)	484	22,574
Moody’s Corp. (Commercial Services)	2,904	200,550
Murphy Oil Corp. (Oil & Gas)	2,420	123,057
Mylan Laboratories, Inc. (Pharmaceuticals)	2,420	48,303
Nabors Industries, Ltd.*ADR (Oil & Gas)	3,872	115,308
National Semiconductor Corp. (Semiconductors)	3,388	76,908
National-Oilwell Varco, Inc.* (Oil & Gas Services)	1,936	118,444
NCR Corp.* (Computers)	968	41,392
Network Appliance, Inc.* (Computers)	4,840	190,115
Newmont Mining Corp. (Mining)	5,808	262,231
News Corp.—Class A (Media)	9,680	207,926
NIKE, Inc.—Class B (Apparel)	2,420	239,652
Noble Corp.ADR (Oil & Gas)	1,452	110,570
Nordstrom, Inc. (Retail)	1,936	95,522
Norfolk Southern Corp. (Transportation)	1,936	97,361
Northern Trust Corp. (Banks)	968	58,748
Novellus Systems, Inc.* (Semiconductors)	484	16,659
Nucor Corp. (Iron/Steel)	3,872	211,644
NVIDIA Corp.* (Semiconductors)	4,356	161,216
Occidental Petroleum Corp. (Oil & Gas)	6,776	330,872
Office Depot, Inc.* (Retail)	1,936	73,897
Omnicom Group, Inc. (Advertising)	1,936	202,390
Oracle Corp.* (Software)	49,368	846,167
Pactiv Corp.* (Packaging & Containers)	1,452	51,822
Pall Corp. (Miscellaneous Manufacturing)	968	33,444
Patterson Cos., Inc.* (Healthcare-Products)	1,936	68,747
Paychex, Inc. (Commercial Services)	4,356	172,236
Peabody Energy Corp. (Coal)	968	39,117
PepsiCo, Inc. (Beverages)	20,328	1,271,517
Pfizer, Inc. (Pharmaceuticals)	49,852	1,291,166
Phelps Dodge Corp. (Mining)	968	115,889
Pitney Bowes, Inc. (Office/Business Equipment)	2,904	134,136
PMC-Sierra, Inc.* (Semiconductors)	968	6,495
Praxair, Inc. (Chemicals)	3,872	229,726
Principal Financial Group, Inc. (Insurance)	1,452	85,232
Procter & Gamble Co. (Cosmetics/Personal Care)	39,204	2,519,641
Progressive Corp. (Insurance)	9,680	234,450
Public Storage, Inc. (REIT)	484	47,190
Pulte Homes, Inc. (Home Builders)	1,452	48,090
QLogic Corp.* (Semiconductors)	1,936	42,437
Qualcomm, Inc. (Telecommunications)	20,328	768,195
Quest Diagnostics, Inc. (Healthcare-Services)	1,936	102,608
Questar Corp. (Pipelines)	968	80,393
RadioShack Corp. (Retail)	1,452	24,365
Robert Half International, Inc. (Commercial Services)	968	35,932
Rockwell Collins, Inc. (Aerospace/Defense)	1,936	122,529
Rockwell International Corp. (Machinery-Diversified)	968	59,125
SanDisk Corp.* (Computers)	2,904	124,959
Schering-Plough Corp. (Pharmaceuticals)	7,744	183,068
Schlumberger, Ltd.ADR (Oil & Gas Services)	6,776	427,973
Schwab (Diversified Financial Services)	5,324	102,966
Sealed Air Corp. (Packaging & Containers)	484	31,421
Sherwin-Williams Co. (Chemicals)	968	61,545
Sigma-Aldrich Corp. (Chemicals)	968	75,233
SLM Corp. (Diversified Financial Services)	4,840	236,047
Smith International, Inc. (Oil & Gas Services)	2,420	99,389
Southwest Airlines Co. (Airlines)	3,388	51,904
Sovereign Bancorp, Inc. (Savings & Loans)	1,452	36,866
Spectra Energy Corp.* (Pipelines)	1,452	40,293
St. Jude Medical, Inc.* (Healthcare-Products)	4,356	159,255
Staples, Inc. (Retail)	9,196	245,533
Starbucks Corp.* (Retail)	9,196	325,722
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	968	60,500
State Street Corp. (Banks)	2,420	163,205
Stryker Corp. (Healthcare-Products)	3,872	213,386
Sun Microsystems, Inc.* (Computers)	10,164	55,089
Sunoco, Inc. (Oil & Gas)	968	60,364
Symantec Corp.* (Internet)	11,616	242,194
Symbol Technologies, Inc. (Electronics)	968	14,462
Synovus Financial Corp. (Banks)	1,936	59,687
Sysco Corp. (Food)	7,744	284,669
T. Rowe Price Group, Inc. (Diversified Financial Services)	1,936	84,739
Target Corp. (Retail)	7,260	414,183
Tektronix, Inc. (Electronics)	484	14,118
Terex Corp.* (Machinery-Construction & Mining)	484	31,257
Texas Instruments, Inc. (Semiconductors)	7,260	209,088
The AES Corp.* (Electric)	8,228	181,345
The E.W. Scripps Co.—Class A (Media)	484	24,171
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	1,452	59,271
The Gap, Inc. (Retail)	3,388	66,066
The Goldman Sachs Group, Inc. (Diversified Financial Services)	1,936	385,941
The Hershey Co. (Food)	1,936	96,413
The Pepsi Bottling Group, Inc. (Beverages)	1,936	59,842
Thermo Electron Corp.* (Electronics)	2,420	109,602
Tiffany & Co. (Retail)	1,452	56,976
TJX Cos., Inc. (Retail)	5,808	165,412
Torchmark Corp. (Insurance)	968	61,720
Transocean Sedco Forex, Inc.*ADR (Oil & Gas)	1,452	117,452
United Parcel Service, Inc.—Class B (Transportation)	8,712	653,227
United Technologies Corp. (Aerospace/Defense)	12,584	786,751
UnitedHealth Group, Inc. (Healthcare-Services)	16,456	884,182
Univision Communications, Inc.—Class A* (Media)	1,936	68,573
UST, Inc. (Agriculture)	1,452	84,506
V.F. Corp. (Apparel)	484	39,727
Valero Energy Corp. (Oil & Gas)	4,356	222,853
VeriSign, Inc.* (Internet)	1,452	34,921
Viacom, Inc.—Class B* (Media)	3,388	139,010
Vornado Realty Trust (REIT)	484	58,806
Vulcan Materials Co. (Building Materials)	484	43,497
W.W. Grainger, Inc. (Distribution/Wholesale)	484	33,851
Wal-Mart Stores, Inc. (Retail)	30,492	1,408,121
Walgreen Co. (Retail)	12,584	577,480
Walt Disney Co. (Media)	10,648	364,908
Waters Corp.* (Electronics)	1,452	71,104
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	484	12,599
Weatherford International, Ltd.*ADR (Oil & Gas Services)	2,420	101,132
WellPoint, Inc.* (Healthcare-Services)	2,904	228,516
Wendy’s International, Inc. (Retail)	484	16,016
Western Union Co. (Commercial Services)	4,356	97,662
Whole Foods Market, Inc. (Food)	968	45,428
Williams Cos., Inc. (Pipelines)	2,420	63,210
Wrigley (Wm.) Jr. Co. (Food)	2,904	150,195
Wyeth (Pharmaceuticals)	16,456	837,940
Xilinx, Inc. (Semiconductors)	1,936	46,096
XTO Energy, Inc. (Oil & Gas)	4,356	204,950
Yahoo!, Inc.* (Internet)	15,004	383,202
YUM! Brands, Inc. (Retail)	3,388	199,214
Zimmer Holdings, Inc.* (Healthcare-Products)	2,904	227,616

TOTAL COMMON STOCKS
(Cost $67,757,649)		76,568,006

See accompanying notes to the financial statements.

12

PROFUNDS VP ProFund VP Large-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Repurchase Agreements (1.0%)
	Principal
	Amount	Value

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $776,432 (Collateralized by $757,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $791,798)	$776,000	$776,000

TOTAL REPURCHASE AGREEMENTS
(Cost $776,000)		776,000

TOTAL INVESTMENT SECURITIES
(Cost $68,533,649)—100.9%		77,344,006
Net other assets (liabilities)—(0.9)%		(655,927)

NET ASSETS—100.0%		$76,688,079

* Non-income producing security
REIT Real Estate Investment Trust
ADR American Depositary Receipt

Futures Contracts Purchased
	Contracts	Unrealized Appreciation (Depreciation)

E-Mini S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $142,675)	2	$583

ProFund VP Large-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.3%
Aerospace/Defense	2.7%
Agriculture	2.0%
Airlines	0.1%
Apparel	0.7%
Banks	0.7%
Beverages	3.4%
Biotechnology	2.2%
Building Materials	0.2%
Chemicals	0.7%
Coal	0.1%
Commercial Services	1.0%
Computers	5.0%
Cosmetics/Personal Care	4.1%
Distribution/Wholesale	NM
Diversified Financial Services	4.7%
Electric	0.8%
Electrical Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.1%
Entertainment	0.3%
Food	1.4%
Hand/Machine Tools	0.1%
Healthcare-Products	6.3%
Healthcare-Services	2.1%
Home Builders	0.3%
Home Furnishings	0.1%
Household Products/Wares	0.6%
Insurance	4.4%
Internet	3.1%
Iron/Steel	0.3%
Leisure Time	0.5%
Lodging	0.5%
Machinery-Construction & Mining	0.4%
Machinery-Diversified	0.3%
Media	2.2%
Mining	0.5%
Miscellaneous Manufacturing	3.8%
Office/Business Equipment	0.2%
Oil & Gas	11.9%
Oil & Gas Services	1.6%
Packaging & Containers	0.2%
Pharmaceuticals	6.4%
Pipelines	0.2%
Real Estate	0.1%
Real Estate Investment Trust	0.2%
Retail	8.7%
Savings & Loans	NM
Semiconductors	2.4%
Software	5.6%
Telecommunications	3.9%
Textiles	0.1%
Toys/Games/Hobbies	0.1%
Transportation	1.5%
Other**	0.1%

** Includes any non-equity securities and net other assets (liabilities).
NM Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

13

PROFUNDS VP ProFund VP Large-Cap Growth

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $67,757,649)	$76,568,006
Repurchase agreements, at cost	776,000

Total Investment Securities	77,344,006
Cash	1,597
Segregated cash balances with brokers for futures contracts	5,996
Dividends and interest receivable	76,954
Receivable for investments sold	8,613
Receivable for capital shares issued	366,187
Prepaid expenses	1,507

Total Assets	77,804,860

Liabilities:
Payable for investments purchased	989,147
Variation margin on futures contracts	725
Advisory fees payable	46,372
Management services fees payable	6,183
Administration fees payable	1,983
Administrative services fees payable	23,378
Distribution fees payable	17,065
Trustee fees payable	12
Transfer agency fees payable	1,922
Fund accounting fees payable	2,988
Compliance services fees payable	1,380
Other accrued expenses	25,626

Total Liabilities	1,116,781

Net Assets	$76,688,079

Net Assets consist of:
Capital	$70,538,072
Accumulated net realized gains (losses) on investments	(2,660,933)
Net unrealized appreciation (depreciation) on investments	8,810,940

Net Assets	$76,688,079

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,237,408

Net Asset Value (offering and redemption price per share)	$34.28

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$968,434
Interest	10,092

Total Investment Income	978,526

Expenses:
Advisory fees	504,149
Management services fees	100,830
Administration fees	20,771
Transfer agency fees	19,834
Administrative services fees	268,986
Distribution fees	168,050
Custody fees	36,702
Fund accounting fees	30,973
Trustee fees	839
Compliance services fees	1,614
Other fees	31,459

Total Gross Expenses before reductions	1,184,207
Less Expenses reduced by the Advisor	(21,782)

Total Net Expenses	1,162,425

Net Investment Income (Loss)	(183,899)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	449,620
Net realized gains (losses) on futures contracts	11,058
Change in net unrealized appreciation/depreciation on investments	5,706,308

Net Realized and Unrealized Gains (Losses) on Investments	6,166,986

Change in Net Assets Resulting from Operations	$5,983,087

See accompanying notes to the financial statements.

14

PROFUNDS VP ProFund VP Large-Cap Growth
Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the year ended December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(183,899)	$(133,075)
Net realized gains (losses) on investments	460,678	(1,849,905)
Change in net unrealized appreciation/depreciation on investments	5,706,308	3,026,823

Change in net assets resulting from operations	5,983,087	1,043,843

Distributions to Shareholders From:
Net investment income	—	(913)
Net realized gains on investments	(899,976)	(38,649)

Change in net assets resulting from distributions	(899,976)	(39,562)

Capital Transactions:
Proceeds from shares issued	157,385,351	264,026,202
Dividends reinvested	899,976	39,562
Value of shares redeemed	(170,192,317)	(185,459,140)

Change in net assets resulting from capital transactions	(11,906,990)	78,606,624

Change in net assets	(6,823,879)	79,610,905
Net Assets:
Beginning of period	83,511,958	3,901,053

End of period	$76,688,079	$83,511,958

Share Transactions:
Issued	4,870,956	8,497,533
Reinvested	27,880	1,249
Redeemed	(5,285,049)	(5,998,579)

Change in shares	(386,213)	2,500,203

See accompanying notes to the financial statements.

15

PROFUNDS VP ProFund VP Large-Cap Growth
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the period May 3, 2004(a)through December 31, 2004

Net Asset Value, Beginning of Period	$31.83	$31.61	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.09)	(0.14)	0.04
Net realized and unrealized gains (losses) on investments	2.95	0.42	1.57

Total income (loss) from investment activities	2.86	0.28	1.61

Distributions to Shareholders From:
Net investment income	—	— (c)	—
Net realized gains on investments	(0.41)	(0.06)	—

Total distributions	(0.41)	(0.06)	—

Net Asset Value, End of Period	$34.28	$31.83	$31.61

Total Return	9.06%	0.90%	5.37	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.76%	1.94%	3.06%
Net expenses(e)	1.73%	1.94%	1.98%
Net investment income (loss)(e)	(0.27)%	(0.43)%	0.18%

Supplemental Data:
Net assets, end of period (000’s)	$76,688	$83,512	$3,901
Portfolio turnover rate(f)	230%	635%	1,134	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

16

ProFund VP Small-Cap Value

The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.1 For the year ended December 31, 2006, the Fund had a total return of 17.43%, compared to a total return of 19.66%2,4 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Citigroup Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have value characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P SmallCap 600/Barra Value Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were UGI (+36.31%), Energen (+30.75%), and Atmos Energy (+27.57%), while the bottom three performers in this group were Briggs & Stratton (-28.51%), Standard-Pacific (-26.78%), and South Financial Group (-0.90%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Value from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP Small-Cap Value	17.43%	7.75%

S&P SmallCap 600/Citigroup Value Index	19.66%	11.12%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P SmallCap 600/Barra Value Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P SmallCap 600/Barra Value Index represents performance from May 1, 2002 to December 16, 2005 and the S&P SmallCap 600/Citigroup Value Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

17

PROFUNDS VP ProFund VP Small-Cap Value

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.2%
Futures Contracts	0.2%

Total Exposure	100.4%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
S&P SmallCap 600/Citigroup Value Index - Composition
% of Index

Financial	21.3%
Industrial	21.0%
Consumer Cyclical	15.3%
Consumer Non-Cyclical	12.8%
Utilities	8.6%
Technology	7.4%
Basic Materials	5.7%
Communications	4.3%
Energy	3.6%

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks (100.2%)
	Shares	Value

4Kids Entertainment, Inc.* (Media)	4,696	$85,561
A.M. Castle & Co. (Metal Fabricate/Hardware)	4,109	104,574
AAR Corp.* (Aerospace/Defense)	12,914	376,960
Aaron Rents, Inc. (Commercial Services)	7,044	202,726
ABM Industries, Inc. (Commercial Services)	15,262	346,600
Acadia Realty Trust (REIT)	11,153	279,048
Actel Corp.* (Semiconductors)	6,457	117,259
Acuity Brands, Inc. (Miscellaneous Manufacturing)	8,805	458,212
Adaptec, Inc.* (Telecommunications)	40,503	188,744
Administaff, Inc. (Commercial Services)	5,283	225,954
Advanced Energy Industries, Inc.* (Electrical Components & Equipment)	12,327	232,610
ADVO, Inc. (Advertising)	4,696	153,090
Aeroflex, Inc.* (Telecommunications)	11,740	137,593
Agilysys, Inc. (Computers)	10,566	176,874
Albany International Corp.—Class A (Machinery-Diversified)	9,979	328,409
ALLETE, Inc. (Electric)	10,566	491,742
Alliance One International, Inc.* (Agriculture)	30,524	215,499
Allscripts Healthcare Solutions, Inc.* (Software)	9,392	253,490
Alpharma, Inc.—Class A (Pharmaceuticals)	14,675	353,667
AMCOL International Corp. (Mining)	7,631	211,684
American States Water Co. (Water)	5,870	226,699
AMERIGROUP Corp.* (Healthcare-Services)	11,153	400,280
Analogic Corp. (Electronics)	4,696	263,633
Anchor BanCorp Wisconsin, Inc. (Savings & Loans)	2,935	84,587
Angelica Corp. (Textiles)	3,522	90,868
Anixter International, Inc.* (Telecommunications)	11,740	637,481
Apogee Enterprises, Inc. (Building Materials)	9,979	192,694
Applied Industrial Technologies, Inc. (Machinery-Diversified)	12,914	339,767
Applied Signal Technology, Inc. (Telecommunications)	4,109	57,773
AptarGroup, Inc. (Miscellaneous Manufacturing)	5,283	311,908
Arbitron, Inc. (Commercial Services)	4,696	203,994
Arch Chemicals, Inc. (Chemicals)	8,218	273,741
Arctic Cat, Inc. (Leisure Time)	4,109	72,277
Arkansas Best Corp. (Transportation)	8,805	316,980
ArQule, Inc.* (Biotechnology)	6,457	38,225
Ashworth, Inc.* (Apparel)	5,283	38,355
Astec Industries, Inc.* (Machinery-Construction & Mining)	4,696	164,830
ATMI, Inc.* (Semiconductors)	8,218	250,896
Atmos Energy Corp. (Gas)	29,937	955,290
Atwood Oceanics, Inc.* (Oil & Gas)	5,283	258,709
Audiovox Corp.—Class A* (Telecommunications)	6,457	90,979
Avid Technology, Inc.* (Software)	9,979	371,818
Avista Corp. (Electric)	18,197	460,566
Axcelis Technologies, Inc.* (Semiconductors)	35,220	205,333
Aztar Corp.* (Lodging)	4,696	255,556
Baldor Electric Co. (Hand/Machine Tools)	9,979	333,498
Bank Mutual Corp. (Banks)	21,132	255,909
BankAtlantic Bancorp, Inc.—Class A (Savings & Loans)	15,849	218,875
BankUnited Financial Corp.—Class A (Savings & Loans)	6,457	180,538
Barnes Group, Inc. (Miscellaneous Manufacturing)	13,501	293,647
Bassett Furniture Industries, Inc. (Home Furnishings)	4,109	67,141
Bel Fuse, Inc.—Class B (Electronics)	2,935	102,109
Belden, Inc. (Electrical Components & Equipment)	15,262	596,592
Bell Microproducts, Inc.* (Distribution/Wholesale)	10,566	74,490
Benchmark Electronics, Inc.* (Electronics)	22,306	543,374
Black Box Corp. (Telecommunications)	5,870	246,481
Blue Coat Systems, Inc.* (Internet)	3,522	84,352
Blue Nile, Inc.* (Internet)	3,522	129,927
Boston Private Financial Holdings, Inc. (Banks)	5,870	165,593
Bowne & Co., Inc. (Commercial Services)	9,979	159,065
Brady Corp.—Class A (Electronics)	10,566	393,900
Briggs & Stratton Corp. (Machinery-Diversified)	17,023	458,770
Brightpoint, Inc.* (Distribution/Wholesale)	17,610	236,855
Bristow Group, Inc.* (Transportation)	4,109	148,294
Brookline Bancorp, Inc. (Savings & Loans)	21,132	278,308
Brooks Automation, Inc.* (Semiconductors)	25,828	371,923
Brown Shoe Co., Inc. (Retail)	6,457	308,257
Brush Engineered Materials, Inc.* (Mining)	5,283	178,407
Buckeye Technologies, Inc.* (Forest Products & Paper)	12,914	154,710
Building Materials Holding Corp. (Distribution/Wholesale)	9,979	246,382

See accompanying notes to the financial statements.

18

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

C&D Technologies, Inc. (Electrical Components & Equipment)	8,805	$41,736
C-COR.net Corp.* (Telecommunications)	12,914	143,862
California Pizza Kitchen, Inc.* (Retail)	2,348	78,212
Cambrex Corp. (Biotechnology)	9,392	213,386
Captaris, Inc.* (Software)	6,457	50,171
Caraustar Industries, Inc.* (Forest Products & Paper)	9,979	80,730
Carpenter Technology Corp. (Iron/Steel)	5,870	601,793
Carreker Corp.* (Computers)	5,283	40,362
Cascade Natural Gas Corp. (Gas)	4,109	106,505
Casey’s General Stores, Inc. (Retail)	17,610	414,716
Cash America International, Inc. (Retail)	3,522	165,182
Catapult Communications Corp.* (Computers)	1,761	15,814
CDI Corp. (Commercial Services)	4,696	116,930
Centene Corp.* (Healthcare-Services)	7,631	187,494
Central Garden & Pet Co.* (Household Products/Wares)	8,218	397,916
Central Pacific Financial Corp. (Banks)	10,566	409,538
Central Parking Corp. (Commercial Services)	3,522	63,396
Central Vermont Public Service Corp. (Electric)	3,522	82,943
Century Aluminum Co.* (Mining)	8,218	366,934
CH Energy Group, Inc. (Electric)	4,696	247,949
Champion Enterprises, Inc.* (Home Builders)	26,415	247,244
Checkpoint Systems, Inc.* (Electronics)	7,631	154,146
Chemed Corp. (Commercial Services)	8,805	325,609
Chesapeake Corp. (Packaging & Containers)	7,044	119,889
Chittenden Corp. (Banks)	15,849	486,406
Ciber, Inc.* (Computers)	18,784	127,356
Cimarex Energy Co. (Oil & Gas)	10,566	385,659
CKE Restaurants, Inc. (Retail)	24,067	442,832
Clarcor, Inc. (Miscellaneous Manufacturing)	7,044	238,158
CLECO Corp. (Electric)	19,958	503,541
Coachmen Industries, Inc. (Home Builders)	5,283	58,113
Cognex Corp. (Machinery-Diversified)	15,262	363,541
Coherent, Inc.* (Electronics)	10,566	333,569
Cohu, Inc. (Semiconductors)	7,631	153,841
Colonial Properties Trust (REIT)	15,849	743,001
Commonwealth Telephone Enterprises, Inc. (Telecommunications)	7,044	294,862
Community Bank System, Inc. (Banks)	10,566	243,018
CONMED Corp.* (Healthcare-Products)	6,457	149,286
Consolidated Graphics, Inc.* (Commercial Services)	4,109	242,719
Corn Products International, Inc. (Food)	15,849	547,425
Cost Plus, Inc.* (Retail)	7,631	78,599
CPI Corp. (Commercial Services)	1,761	81,869
Cross Country Healthcare, Inc.* (Commercial Services)	2,935	64,042
CryoLife, Inc.* (Biotechnology)	5,870	44,906
CT Communications, Inc. (Telecommunications)	5,283	121,086
CTS Corp. (Electronics)	12,327	193,534
Cubic Corp. (Electronics)	2,348	50,952
Cyberonics, Inc.* (Healthcare-Products)	2,935	60,578
Cymer, Inc.* (Electronics)	7,631	335,382
Datascope Corp. (Healthcare-Products)	4,109	149,732
Delphi Financial Group, Inc.—Class A (Insurance)	6,457	261,250
Delta & Pine Land Co. (Agriculture)	6,457	261,186
Deltic Timber Corp. (Forest Products & Paper)	2,348	130,971
Dendrite International, Inc.* (Software)	5,870	62,868
Digi International, Inc.* (Software)	8,805	121,421
Digitas, Inc.* (Internet)	21,719	291,251
Dime Community Bancshares, Inc. (Savings & Loans)	9,392	131,582
Ditech Networks, Inc.* (Telecommunications)	8,218	56,869
DJO, Inc.* (Healthcare-Products)	2,935	125,677
Downey Financial Corp. (Savings & Loans)	6,457	468,649
Drill-Quip, Inc.* (Oil & Gas Services)	3,522	137,922
DSP Group, Inc.* (Semiconductors)	3,522	76,427
EastGroup Properties, Inc. (REIT)	8,218	440,156
EDO Corp. (Aerospace/Defense)	2,348	55,742
EGL, Inc.* (Transportation)	11,153	332,136
El Paso Electric Co.* (Electric)	9,979	243,188
Electro Scientific Industries, Inc.* (Electronics)	9,979	200,977
ElkCorp (Building Materials)	2,935	120,599
EMCOR Group, Inc.* (Engineering & Construction)	11,153	634,048
Energen Corp. (Gas)	9,392	440,860
EnProIndustries, Inc.* (Miscellaneous Manufacturing)	2,935	97,471
Entertainment Properties Trust (REIT)	9,392	548,868
Enzo Biochem, Inc.* (Biotechnology)	5,870	83,765
Epicor Software Corp.* (Software)	8,218	111,025
Essex Property Trust, Inc. (REIT)	4,696	606,958
Esterline Technologies Corp.* (Aerospace/Defense)	5,870	236,150
Ethan Allen Interiors, Inc. (Home Furnishings)	11,153	402,735
Exar Corp.* (Semiconductors)	12,914	167,882
FEI Co.* (Electronics)	4,696	123,834
Fidelity Bankshares, Inc. (Savings & Loans)	2,935	116,431
Financial Federal Corp. (Diversified Financial Services)	9,392	276,219
First BanCorp. (Banks)	28,176	268,517
First Cash Financial Services, Inc.* (Retail)	2,348	60,743
First Commonwealth Financial Corp. (Banks)	21,719	291,686
First Financial Bancorp (Banks)	11,153	185,251
First Indiana Corp. (Banks)	4,696	119,091
First Midwest Bancorp, Inc. (Banks)	11,153	431,398
First Republic Bank (Banks)	6,457	252,340
FirstFed Financial Corp.* (Savings & Loans)	2,935	196,557
Flagstar Bancorp, Inc. (Savings & Loans)	13,501	200,355
Fleetwood Enterprises, Inc.* (Home Builders)	22,306	176,440
Flowers Foods, Inc. (Food)	17,610	475,294
Fred’s, Inc. (Retail)	14,088	169,620
Fremont General Corp. (Banks)	23,480	380,611
Frontier Airlines Holdings, Inc.* (Airlines)	12,914	95,564
Fuller (H.B.) Co. (Chemicals)	20,545	530,471
G & K Services, Inc. (Textiles)	7,631	296,769
Gardner Denver, Inc.* (Machinery-Diversified)	8,218	306,614
GenCorp, Inc.* (Aerospace/Defense)	9,979	139,906
Genesco, Inc.* (Retail)	1,761	65,685
Genesis Healthcare Corp.* (Healthcare-Services)	7,044	332,688
Gentiva Health Services, Inc.* (Healthcare-Services)	9,392	179,012
Georgia Gulf Corp. (Chemicals)	11,740	226,699
Gerber Scientific, Inc.* (Machinery-Diversified)	8,218	103,218
Gevity HR, Inc. (Commercial Services)	8,805	208,590
Glacier Bancorp, Inc. (Banks)	7,631	186,502
Global Imaging Systems, Inc.* (Office/Business Equipment)	5,870	128,847
Green Mountain Power Corp. (Electric)	1,761	59,680
Griffon Corp.* (Miscellaneous Manufacturing)	4,109	104,780
Group 1 Automotive, Inc. (Retail)	8,218	425,034
Haemonetics Corp.* (Healthcare-Products)	3,522	158,560
Hancock Fabrics, Inc.* (Retail)	6,457	22,212
Hanmi Financial Corp. (Banks)	6,457	145,476
Harland (John H.) Co. (Household Products/Wares)	3,522	176,804
Harmonic, Inc.* (Telecommunications)	18,784	136,560
Haverty Furniture Cos., Inc. (Retail)	7,631	112,939
Healthcare Services Group, Inc. (Commercial Services)	3,522	101,997
Heidrick & Struggles International, Inc.* (Commercial Services)	4,696	198,923
Hooper Holmes, Inc.* (Commercial Services)	23,480	77,719
Hub Group, Inc.—Class A* (Transportation)	8,805	242,578
Hutchinson Technology, Inc.* (Computers)	4,109	96,849
Hyperion Solutions Corp.* (Software)	9,392	337,548

See accompanying notes to the financial statements.

19

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

IDEX Corp. (Machinery-Diversified)	10,566	$500,933
IHOP Corp. (Retail)	2,935	154,675
Independent Bank Corp.—Michigan (Banks)	3,522	89,071
Infospace, Inc.* (Internet)	10,566	216,709
Inland Real Estate Corp. (REIT)	23,480	439,546
Input/Output, Inc.* (Oil & Gas Services)	17,610	240,024
Insight Enterprises, Inc.* (Retail)	17,023	321,224
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	5,283	136,618
Inter-Tel, Inc. (Software)	7,631	169,103
Interface, Inc.—Class A* (Office Furnishings)	12,914	183,637
Intevac, Inc.* (Machinery-Diversified)	5,283	137,094
Invacare Corp. (Healthcare-Products)	11,153	273,806
inVentiv Health, Inc.* (Advertising)	7,044	249,005
Irwin Financial Corp. (Banks)	6,457	146,122
J & J Snack Foods Corp. (Food)	2,348	97,207
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	9,392	205,122
JDA Software Group, Inc.* (Software)	6,457	88,913
Jo-Ann Stores, Inc.* (Retail)	8,218	202,163
K2, Inc.* (Leisure Time)	17,023	224,534
Kaman Corp. (Aerospace/Defense)	8,218	184,001
Kansas City Southern Industries, Inc.* (Transportation)	26,415	765,506
Kaydon Corp. (Metal Fabricate/Hardware)	5,870	233,274
Keane, Inc.* (Software)	15,262	181,770
Keithley Instruments, Inc. (Electronics)	4,696	61,752
Kellwood Co. (Apparel)	8,805	286,338
Kendle International, Inc.* (Commercial Services)	2,348	73,845
Keystone Automotive Industries, Inc.* (Auto Parts & Equipment)	2,348	79,809
Kilroy Realty Corp. (REIT)	7,631	595,218
Kopin Corp.* (Semiconductors)	15,849	56,581
Kulicke & Soffa Industries, Inc.* (Semiconductors)	19,958	167,647
La-Z-Boy, Inc. (Home Furnishings)	17,610	209,031
Labor Ready, Inc.* (Commercial Services)	9,979	182,915
LaBranche & Co., Inc.* (Diversified Financial Services)	18,197	178,877
Laclede Group, Inc. (Gas)	7,631	267,314
Lance, Inc. (Food)	10,566	212,165
LandAmerica Financial Group, Inc. (Insurance)	5,870	370,456
Landry’s Restaurants, Inc. (Retail)	5,870	176,628
Lawson Products, Inc. (Metal Fabricate/Hardware)	1,174	53,875
LCA-Vision, Inc. (Healthcare-Products)	4,109	141,185
Lennox International, Inc. (Building Materials)	19,958	610,915
Lenox Group, Inc.* (Toys/Games/Hobbies)	4,696	30,054
Lexington Corporate Properties Trust (REIT)	18,197	408,159
Libbey, Inc. (Housewares)	4,696	57,949
Lindsay Manufacturing Co. (Machinery-Diversified)	1,761	57,497
Littelfuse, Inc.* (Electrical Components & Equipment)	4,696	149,708
Live Nation, Inc.* (Commercial Services)	22,893	512,804
LoJack Corp.* (Electronics)	2,348	40,104
Lone Star Technologies, Inc.* (Oil & Gas Services)	10,566	511,500
Longs Drug Stores Corp. (Retail)	9,979	422,910
LTC Properties, Inc. (REIT)	7,044	192,372
Lufkin Industries, Inc. (Oil & Gas Services)	2,935	170,465
Lydall, Inc.* (Miscellaneous Manufacturing)	5,870	63,455
M/I Schottenstein Homes, Inc. (Home Builders)	4,109	156,923
Macdermid, Inc. (Chemicals)	5,870	200,167
MAF Bancorp, Inc. (Savings & Loans)	9,392	419,728
MagneTek, Inc.* (Electrical Components & Equipment)	6,457	36,482
Mannatech, Inc. (Pharmaceuticals)	2,935	43,233
MapInfo Corp.* (Software)	4,696	61,283
Marcus Corp. (Lodging)	7,631	195,201
MarineMax, Inc.* (Retail)	3,522	91,325
Massey Energy Co. (Coal)	27,589	640,892
Material Sciences Corp.* (Iron/Steel)	4,109	53,170
Matria Healthcare, Inc.* (Healthcare-Services)	4,109	118,052
Maximus, Inc. (Commercial Services)	4,109	126,475
Mercury Computer Systems, Inc.* (Computers)	2,935	39,212
Meridian Bioscience, Inc. (Healthcare-Products)	4,109	100,794
Mesa Air Group, Inc.* (Airlines)	12,327	105,642
Methode Electronics, Inc.—Class A (Electronics)	12,914	139,859
MGI Pharma, Inc.* (Pharmaceuticals)	11,740	216,133
Microsemi Corp.* (Semiconductors)	14,088	276,829
Mid-America Apartment Communities, Inc. (REIT)	8,218	470,398
Midas, Inc.* (Commercial Services)	4,109	94,507
MIVA, Inc.* (Internet)	9,979	33,829
MKS Instruments, Inc.* (Semiconductors)	12,914	291,598
Monaco Coach Corp. (Home Builders)	9,392	132,991
Moog, Inc.—Class A* (Aerospace/Defense)	7,044	269,010
Movado Group, Inc. (Retail)	4,109	119,161
MTS Systems Corp. (Computers)	2,935	113,350
Mueller Industries, Inc. (Metal Fabricate/Hardware)	12,914	409,374
Myers Industries, Inc. (Miscellaneous Manufacturing)	9,392	147,079
Napster, Inc.* (Software)	11,153	40,485
Nash Finch Co. (Food)	4,696	128,201
National Presto Industries, Inc. (Housewares)	1,761	105,431
National Retail Property, Inc. (REIT)	20,545	471,508
NCI Building Systems, Inc.* (Building Materials)	4,109	212,641
Neenah Paper, Inc. (Forest Products & Paper)	5,283	186,596
Network Equipment Technologies, Inc.* (Telecommunications)	6,457	37,580
New Century Financial Corp. (REIT)	15,262	482,127
New Jersey Resources Corp. (Gas)	9,392	456,263
Northwest Natural Gas Co. (Gas)	9,392	398,596
Novatel Wireless, Inc.* (Telecommunications)	8,218	79,468
O’Charley’s, Inc.* (Retail)	8,218	174,879
Old Dominion Freight Line, Inc.* (Transportation)	4,109	98,904
OM Group, Inc.* (Chemicals)	9,979	451,848
Omnova Solutions, Inc.* (Chemicals)	14,675	67,212
On Assignment, Inc.* (Commercial Services)	7,631	89,664
Open Solutions, Inc.* (Software)	5,283	198,852
Osteotech, Inc.* (Healthcare-Products)	5,870	33,166
Owens & Minor, Inc. (Distribution/Wholesale)	14,088	440,532
Oxford Industries, Inc. (Apparel)	2,935	145,723
Palomar Medical Technologies, Inc.* (Healthcare-Products)	3,522	178,460
PAREXEL International Corp.* (Commercial Services)	4,696	136,043
Park Electrochemical Corp. (Electronics)	7,044	180,679
Parkway Properties, Inc. (REIT)	5,283	269,486
Paxar Corp.* (Electronics)	7,631	175,971
PC-Tel, Inc.* (Internet)	5,870	54,885
Peet’s Coffee & Tea, Inc.* (Beverages)	1,761	46,209
Penford Corp. (Chemicals)	2,935	50,776
Pep Boys-Manny, Moe & Jack (Retail)	18,784	279,130
Performance Food Group Co.* (Food)	12,327	340,718
Pericom Semiconductor Corp.* (Semiconductors)	8,805	100,993
Phillips-Van Heusen Corp. (Apparel)	12,327	618,445
Phoenix Technologies, Ltd.* (Software)	5,283	23,774
Photon Dynamics, Inc.* (Electronics)	5,870	68,620
Photronics, Inc.* (Semiconductors)	14,675	239,790
Piedmont Natural Gas Co., Inc. (Gas)	25,828	690,899
Pinnacle Entertainment, Inc.* (Entertainment)	16,436	544,689
Piper Jaffray* (Diversified Financial Services)	6,457	420,673
Planar Systems, Inc.* (Electronics)	5,870	56,763
Polaris Industries, Inc. (Leisure Time)	4,109	192,424
PolyOne Corp.* (Chemicals)	32,285	242,138
Pope & Talbot, Inc.* (Forest Products & Paper)	5,870	32,109

See accompanying notes to the financial statements.

20

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Presidential Life Corp. (Insurance)	7,631	$167,500
ProAssurance Corp.* (Insurance)	4,109	205,121
Progress Software Corp.* (Software)	5,870	163,949
Prosperity Bancshares, Inc. (Banks)	3,522	121,544
Provident Bankshares Corp. (Banks)	11,153	397,047
PS Business Parks, Inc. (REIT)	2,935	207,534
Quaker Chemical Corp. (Chemicals)	3,522	77,731
Quanex Corp. (Metal Fabricate/Hardware)	12,914	446,695
Radiant Systems, Inc.* (Computers)	8,805	91,924
Radio One, Inc.—Class D* (Media)	26,415	178,037
RadiSys Corp.* (Computers)	7,631	127,209
Ralcorp Holdings, Inc.* (Food)	3,522	179,235
RARE Hospitality International, Inc.* (Retail)	3,522	115,979
RC2 Corp.* (Toys/Games/Hobbies)	2,348	103,312
Red Robin Gourmet Burgers, Inc.* (Retail)	2,935	105,220
Regal-Beloit Corp. (Hand/Machine Tools)	10,566	554,821
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	9,392	188,497
RehabCare Group, Inc.* (Healthcare-Services)	5,870	87,170
RLI Corp. (Insurance)	2,348	132,474
Robbins & Myers, Inc. (Machinery-Diversified)	3,522	161,730
Rock-Tenn Co. (Forest Products & Paper)	11,153	302,358
Rogers Corp.* (Electronics)	2,935	173,605
RTI International Metals, Inc.* (Mining)	4,696	367,321
Rudolph Technologies, Inc.* (Semiconductors)	5,283	84,105
Russ Berrie & Co., Inc.* (Household Products/Wares)	4,109	63,484
Ryerson, Inc. (Iron/Steel)	8,805	220,917
Safety Insurance Group, Inc. (Insurance)	4,696	238,134
Savient Pharmaceuticals, Inc.* (Biotechnology)	9,979	111,865
School Specialty, Inc.* (Retail)	3,522	132,040
Schulman (A.), Inc. (Chemicals)	8,218	182,851
Schweitzer-Mauduit International, Inc. (Forest Products & Paper)	5,283	137,622
SCPIE Holdings, Inc.* (Insurance)	3,522	92,065
SEACOR SMIT, Inc.* (Oil & Gas Services)	4,696	465,561
Secure Computing Corp.* (Internet)	9,979	65,462
Select Comfort Corp.* (Retail)	7,044	122,495
Selective Insurance Group, Inc. (Insurance)	9,979	571,697
Senior Housing Properties Trust (REIT)	23,480	574,790
Shaw Group, Inc.* (Engineering & Construction)	27,589	924,232
Skechers U.S.A., Inc.—Class A* (Apparel)	3,522	117,318
Skyline Corp. (Home Builders)	2,348	94,437
SkyWest, Inc. (Airlines)	22,306	569,026
Skyworks Solutions, Inc.* (Semiconductors)	55,765	394,816
Smith (A.O.) Corp. (Miscellaneous Manufacturing)	7,631	286,620
Sonic Automotive, Inc. (Retail)	10,566	306,837
Sonic Solutions* (Electronics)	4,696	76,545
South Financial Group, Inc. (Banks)	25,828	686,766
South Jersey Industries, Inc. (Gas)	9,979	333,398
Southern Union Co. (Gas)	20,545	574,233
Southwest Gas Corp. (Gas)	14,088	540,557
Sovran Self Storage, Inc. (REIT)	7,044	403,480
Spectrum Brands, Inc.* (Household Products/Wares)	12,914	140,763
Spherion Corp.* (Commercial Services)	19,371	143,927
SPSS, Inc.* (Software)	4,696	141,209
Stamps.com, Inc.* (Internet)	3,522	55,472
Standard Microsystems Corp.* (Semiconductors)	4,109	114,970
Standard Motor Products, Inc. (Auto Parts & Equipment)	4,109	61,553
Standard Pacific Corp. (Home Builders)	22,306	597,578
Standex International Corp. (Miscellaneous Manufacturing)	4,109	123,804
StarTek, Inc. (Commercial Services)	4,109	55,636
Steel Technologies, Inc. (Iron/Steel)	4,109	72,113
Stein Mart, Inc. (Retail)	9,392	124,538
Sterling Bancorp (Banks)	6,457	127,203
Sterling Bancshares, Inc. (Banks)	14,088	183,426
Sterling Financial Corp.—Spokane (Savings & Loans)	6,457	218,311
Stewart Information Services Corp. (Insurance)	6,457	279,976
Sturm, Ruger & Co., Inc.* (Miscellaneous Manufacturing)	6,457	61,987
Superior Industries International, Inc. (Auto Parts & Equipment)	7,631	147,049
Supertex, Inc.* (Semiconductors)	2,935	115,199
Susquehanna Bancshares, Inc. (Banks)	18,197	489,135
SWS Group, Inc. (Diversified Financial Services)	5,870	209,559
Sykes Enterprises, Inc.* (Computers)	7,044	124,256
Symmetricom, Inc.* (Telecommunications)	15,849	141,373
Technitrol, Inc. (Electronics)	9,392	224,375
Teledyne Technologies, Inc.* (Aerospace/Defense)	6,457	259,119
Tetra Tech, Inc.* (Environmental Control)	12,327	222,995
TETRA Technologies, Inc.* (Oil & Gas Services)	9,979	255,263
Texas Industries, Inc. (Building Materials)	8,218	527,842
The Cato Corp.—Class A (Retail)	5,283	121,034
The Finish Line, Inc.—Class A (Retail)	6,457	92,206
The Great Atlantic & Pacific Tea Co., Inc. (Food)	7,044	181,313
The Hain Celestial Group, Inc.* (Food)	7,044	219,843
The Men’s Wearhouse, Inc. (Retail)	7,631	291,962
The Standard Register Co. (Household Products/Wares)	4,109	49,308
The Steak n Shake Co.* (Retail)	4,109	72,318
The Stride Rite Corp. (Apparel)	12,327	185,891
Theragenics Corp.* (Pharmaceuticals)	11,740	36,394
THQ, Inc.* (Software)	8,218	267,249
Tollgrade Communications, Inc.* (Telecommunications)	4,696	49,637
TradeStation Group, Inc.* (Diversified Financial Services)	5,283	72,641
Tredegar Corp. (Miscellaneous Manufacturing)	9,392	212,353
TreeHouse Foods, Inc.* (Food)	4,696	146,515
Triarc Cos., Inc. (Retail)	14,088	281,760
Triumph Group, Inc. (Aerospace/Defense)	5,870	307,764
Tronox, Inc.—Class B (Chemicals)	14,088	222,450
TrustCo Bank Corp. NY (Banks)	25,828	287,207
Tuesday Morning Corp. (Retail)	4,109	63,895
UGI Corp. (Gas)	36,394	992,829
UIL Holdings Corp. (Electric)	8,805	371,483
Ultratech Stepper, Inc.* (Semiconductors)	8,218	102,561
Umpqua Holdings Corp. (Banks)	10,566	310,957
Unisource Energy Corp. (Electric)	12,327	450,305
United Bankshares, Inc. (Banks)	12,914	499,126
United Fire & Casualty Co. (Insurance)	3,522	124,151
United Online, Inc. (Internet)	22,893	304,018
United Stationers, Inc.* (Distribution/Wholesale)	10,566	493,326
United Surgical Partners International, Inc.* (Healthcare-Services)	5,283	149,773
Universal Forest Products, Inc. (Building Materials)	6,457	301,025
Universal Technical Institute, Inc.* (Commercial Services)	5,283	117,335
URS Corp.* (Engineering & Construction)	18,197	779,741
Valmont Industries, Inc. (Metal Fabricate/Hardware)	2,935	162,863
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	11,153	507,685
Veeco Instruments, Inc.* (Semiconductors)	10,566	197,901
Veritas DGC, Inc.* (Oil & Gas Services)	7,631	653,442
Viad Corp. (Commercial Services)	7,631	309,819
ViaSat, Inc.* (Telecommunications)	4,109	122,489
Viasys Healthcare, Inc.* (Healthcare-Products)	5,870	163,303
Vicor Corp. (Electrical Components & Equipment)	7,044	78,259
Vital Signs, Inc. (Healthcare-Products)	1,174	58,606
Volt Information Sciences, Inc.* (Commercial Services)	2,935	147,366

See accompanying notes to the financial statements.

21

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Wabash National Corp. (Auto Manufacturers)	10,566	$159,547
Watsco, Inc. (Distribution/Wholesale)	5,283	249,146
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	4,109	185,521
Watts Industries, Inc.—Class A (Electronics)	5,283	217,184
Wausau-Mosinee Paper Corp. (Forest Products & Paper)	15,262	228,777
WD-40 Co. (Household Products/Wares)	2,935	102,343
Wellman, Inc. (Chemicals)	11,153	35,578
Whitney Holding Corp. (Banks)	22,893	746,769
Wintrust Financial Corp. (Banks)	2,935	140,939
WMS Industries, Inc.* (Leisure Time)	4,696	163,703
Wolverine World Wide, Inc. (Apparel)	7,044	200,895
Woodward Governor Co. (Electronics)	6,457	256,407
World Fuel Services Corp. (Retail)	3,522	156,588
X-Rite, Inc. (Electronics)	6,457	79,421
Zale Corp.* (Retail)	7,631	215,271
Zenith National Insurance Corp. (Insurance)	5,283	247,826

TOTAL COMMON STOCKS
(Cost $85,105,335)		102,988,287

Repurchase Agreements (0.1%)
	Principal Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $86,048 (Collateralized by $84,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $87,861)	$86,000	86,000

TOTAL REPURCHASE AGREEMENTS
(Cost $86,000)		86,000

TOTAL INVESTMENT SECURITIES
(Cost $85,191,335)—100.3%		103,074,287
Net other assets (liabilities)—(0.3)%		(313,961)

NET ASSETS—100.0%		$102,760,326

* Non-income producing security
REIT Real Estate Investment Trust

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)

E-Mini Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $158,640)	2	$(1,297)

ProFund VP Small-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.4%
Aerospace/Defense	1.8%
Agriculture	0.5%
Airlines	0.7%
Apparel	1.6%
Auto Manufacturers	0.2%
Auto Parts & Equipment	0.3%
Banks	7.8%
Beverages	NM
Biotechnology	0.7%
Building Materials	1.9%
Chemicals	2.5%
Coal	0.6%
Commercial Services	4.7%
Computers	0.9%
Distribution/Wholesale	1.7%
Diversified Financial Services	1.1%
Electric	2.8%
Electrical Components & Equipment	1.1%
Electronics	4.3%
Engineering & Construction	2.4%
Entertainment	0.5%
Environmental Control	0.2%
Food	2.5%
Forest Products & Paper	1.2%
Gas	5.6%
Hand/Machine Tools	0.9%
Healthcare-Products	1.6%
Healthcare-Services	1.4%
Home Builders	1.4%
Home Furnishings	0.7%
Household Products/Wares	0.9%
Housewares	0.2%
Insurance	2.6%
Internet	1.2%
Iron/Steel	0.9%
Leisure Time	0.6%
Lodging	0.4%
Machinery-Construction & Mining	0.2%
Machinery-Diversified	2.7%
Media	0.3%
Metal Fabricate/Hardware	1.4%
Mining	1.1%
Miscellaneous Manufacturing	2.3%
Office Furnishings	0.2%
Office/Business Equipment	0.1%
Oil & Gas	0.6%
Oil & Gas Services	2.4%
Packaging & Containers	0.1%
Pharmaceuticals	0.6%
Real Estate Investment Trust	6.9%
Retail	6.3%
Saving & Loans	2.4%
Semiconductors	3.9%
Software	2.6%
Telecommunications	2.5%
Textiles	0.4%
Toys/Games/Hobbies	0.3%
Transportation	1.9%
Water	0.2%
Other**	(0.2)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

22

PROFUNDS VP ProFund VP Small-Cap Value

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $85,105,335)	$102,988,287
Repurchase agreements, at cost	86,000

Total Investment Securities	103,074,287
Cash	50,775
Segregated cash balances with brokers for futures contracts	4,576
Dividends and interest receivable	153,861
Receivable for investments sold	4,571,459
Prepaid expenses	366

Total Assets	107,855,324

Liabilities:
Payable for investments purchased	187,302
Payable for capital shares redeemed	4,744,085
Variation margin on futures contracts	1,660
Advisory fees payable	61,427
Management services fees payable	8,190
Administration fees payable	2,566
Administrative services fees payable	29,471
Distribution fees payable	22,527
Trustee fees payable	16
Transfer agency fees payable	2,486
Fund accounting fees payable	3,859
Compliance services fees payable	1,607
Other accrued expenses	29,802

Total Liabilities	5,094,998

Net Assets	$102,760,326

Net Assets consist of:
Capital	$89,561,464
Accumulated net realized gains (losses) on investments	(4,682,793)
Net unrealized appreciation (depreciation) on investments	17,881,655

Net Assets	$102,760,326

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,804,489

Net Asset Value (offering and redemption price per share)	$36.64

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$1,052,376
Interest	12,423

Total Investment Income	1,064,799

Expenses:
Advisory fees	565,554
Management services fees	113,111
Administration fees	23,206
Transfer agency fees	22,130
Administrative services fees	299,422
Distribution fees	188,518
Custody fees	55,678
Fund accounting fees	35,448
Trustee fees	962
Compliance services fees	1,964
Other fees	44,569

Total Gross Expenses before reductions	1,350,562
Less Expenses reduced by the Advisor	(28,152)

Total Net Expenses	1,322,410

Net Investment Income (Loss)	(257,611)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,904,571
Net realized gains (losses) on futures contracts	17,064
Change in net unrealized appreciation/depreciation on investments	6,987,519

Net Realized and Unrealized Gains (Losses) on Investments	9,909,154

Change in Net Assets Resulting from Operations	$9,651,543

See accompanying notes to the financial statements.

23

PROFUNDS VP ProFund VP Small-Cap Value
Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the year ended December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(257,611)	$(550,972)
Net realized gains (losses) on investments	2,921,635	12,756,315
Change in net unrealized appreciation/depreciation on investments	6,987,519	(13,223,946)

Change in net assets resulting from operations	9,651,543	(1,018,603)

Distributions to Shareholders From:
Net realized gains on investments	(3,876,765)	(4,465,862)

Change in net assets resulting from distributions	(3,876,765)	(4,465,862)

Capital Transactions:
Proceeds from shares issued	375,396,216	439,417,378
Dividends reinvested	3,876,765	4,465,862
Value of shares redeemed	(345,106,978)	(554,740,984)

Change in net assets resulting from capital transactions	34,166,003	(110,857,744)

Change in net assets	39,940,781	(116,342,209)
Net Assets:
Beginning of period	62,819,545	179,161,754

End of period	$102,760,326	$62,819,545

Share Transactions:
Issued	10,490,030	13,333,614
Reinvested	113,588	134,271
Redeemed	(9,709,908)	(16,898,927)

Change in shares	893,710	(3,431,042)

See accompanying notes to the financial statements.

24

PROFUNDS VP ProFund VP Small-Cap Value
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002

Net Asset Value,
Beginning of Period	$32.88	$33.54	$28.97	$21.51	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.12)	(0.23)	(0.16)	(0.22)	(0.09)
Net realized and unrealized gains (losses) on investments	5.71	1.59 (c)	5.92	7.68	(8.40)

Total income (loss) from investment activities	5.59	1.36	5.76	7.46	(8.49)

Distributions to Shareholders From:
Net realized gains on investments	(1.83)	(2.02)	(1.19)	—	—

Net Asset Value, End of Period	$36.64	$32.88	$33.54	28.97	$21.51

Total Return	17.43%	4.00%	20.12%	34.68%	(28.30	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.79%	1.91%	1.95%	2.08%	2.45%
Net expenses(e)	1.75%	1.91%	1.95%	1.98%	1.98%
Net investment income (loss)(e)	(0.34)%	(0.69)%	(0.53)%	(0.87)%	(0.61)%

Supplemental Data:
Net assets, end of period (000’s)	$102,760	$62,820	$179,162	$147,174	$29,165
Portfolio turnover rate(f)	436%	573%	819%	906%	1,253	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

25

ProFund VP Small-Cap Growth

The ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Growth Index.1 For the year ended December 31, 2006, the Fund had a total return of 8.65%, compared to a total return of 10.56%2,4 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Citigroup Growth Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have growth characteristics, based on the index provider’s methodology for ranking value and growth stocks. Prior to December 19, 2005, the Index underlying the Fund’s benchmark was named the S&P SmallCap 600/Barra Growth Index. Formerly, the index provider used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Respironics (+1.83%), Cerner (+0.10%), and Global Payments (-0.49%), while the bottom three performers in this group were Cimarex Energy (-14.79%), Helix Energy Solutions (-12.59%), and Unit (-11.96%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Growth from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP Small-Cap Growth	8.65%	8.49%

S&P SmallCap 600/Citigroup Growth Index	10.56%	11.02%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 Prior to December 19, 2005, the Index underlying the Fund’s benchmark was the S&P SmallCap 600/Barra Growth Index. The former index used a methodology which incorporated a single variable, Book-to-Price ratio, in determining if a stock was to be included in either a growth or value index.
2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
4 The S&P SmallCap 600/Barra Growth Index represents performance from May 1, 2002 to December 16, 2005 and the S&P SmallCap 600/Citigroup Growth Index represents performance from December 19, 2005 to present.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

26

PROFUNDS VP ProFund VP Small-Cap Growth

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P SmallCap 600/Citigroup Growth Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	99.9%
Futures Contracts	0.2%

Total Exposure	100.1%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
S&P SmallCap 600/Citigroup Growth Index - Composition
% of Index

Consumer Non-Cyclical	22.5%
Consumer Cyclical	19.4%
Industrial	16.3%
Technology	12.9%
Energy	10.9%
Financial	10.6%
Communications	3.8%
Basic Materials	2.2%
Utilities	1.4%

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks (99.9%)
	Shares	Value

A.S.V., Inc.* (Auto Manufacturers)	6,039	$98,255
Aaron Rents, Inc. (Commercial Services)	8,052	231,737
Actel Corp.* (Semiconductors)	2,013	36,556
Acuity Brands, Inc. (Miscellaneous Manufacturing)	5,368	279,351
Administaff, Inc. (Commercial Services)	2,013	86,096
ADVO, Inc. (Advertising)	4,697	153,123
Aeroflex, Inc.* (Telecommunications)	11,407	133,690
Allscripts Healthcare Solutions, Inc.* (Software)	6,039	162,993
Altiris, Inc.* (Software)	6,710	170,300
Amedisys, Inc.* (Healthcare-Services)	7,381	242,613
American Medical Systems Holdings, Inc.* (Healthcare-Products)	20,130	372,808
AMERIGROUP Corp.* (Healthcare-Services)	5,368	192,658
AMN Healthcare Services, Inc.* (Commercial Services)	9,394	258,711
AmSurg Corp.* (Healthcare-Services)	8,723	200,629
Anchor BanCorp Wisconsin, Inc. (Savings & Loans)	2,684	77,353
ANSYS, Inc.* (Software)	10,736	466,909
AptarGroup, Inc. (Miscellaneous Manufacturing)	5,368	316,926
Arbitron, Inc. (Commercial Services)	4,697	204,038
Armor Holdings, Inc.* (Aerospace/Defense)	8,723	478,457
ArQule, Inc.* (Biotechnology)	2,684	15,889
ArthroCare Corp.* (Healthcare-Products)	7,381	294,650
Astec Industries, Inc.* (Machinery-Construction & Mining)	1,342	47,104
ATMI, Inc.* (Semiconductors)	3,355	102,428
Atwood Oceanics, Inc.* (Oil & Gas)	3,355	164,294
Avid Technology, Inc.* (Software)	3,355	125,007
Aztar Corp.* (Lodging)	6,710	365,158
Bankrate, Inc.* (Commercial Services)	3,355	127,322
BankUnited Financial Corp.—Class A (Savings & Loans)	4,026	112,567
Bel Fuse, Inc.—Class B (Electronics)	1,342	46,688
Biolase Technology, Inc.* (Healthcare-Products)	6,710	58,713
Biosite Diagnostics, Inc.* (Healthcare-Products)	4,697	229,448
Blue Coat Systems, Inc.* (Internet)	1,342	32,141
Blue Nile, Inc.* (Internet)	1,342	49,506
Boston Private Financial Holdings, Inc. (Banks)	5,368	151,431
Bradley Pharmaceuticals, Inc.* (Pharmaceuticals)	4,697	96,664
Brady Corp.—Class A (Electronics)	6,710	250,149
Bright Horizons Family Solutions, Inc.* (Commercial Services)	7,381	285,349
Bristow Group, Inc.* (Transportation)	3,355	121,082
Brown Shoe Co., Inc. (Retail)	3,355	160,168
Brush Engineered Materials, Inc.* (Mining)	1,342	45,319
C-COR.net Corp.* (Telecommunications)	3,355	37,375
Cabot Microelectronics Corp.* (Chemicals)	6,710	227,738
Cabot Oil & Gas Corp. (Oil & Gas)	13,420	813,923
CACI International, Inc.—Class A* (Computers)	8,723	492,850
California Pizza Kitchen, Inc.* (Retail)	3,355	111,755
Captaris, Inc.* (Software)	2,013	15,641
CARBO Ceramics, Inc. (Oil & Gas Services)	6,039	225,677
Carpenter Technology Corp. (Iron/Steel)	2,013	206,373
Carreker Corp.* (Computers)	1,342	10,253
Cascade Bancorp (Banks)	8,052	249,854
Cash America International, Inc. (Retail)	5,368	251,759
Catapult Communications Corp.* (Computers)	1,342	12,051
CEC Entertainment, Inc.* (Retail)	9,394	378,109
Centene Corp.* (Healthcare-Services)	6,039	148,378
Central Parking Corp. (Commercial Services)	2,013	36,234
Ceradyne, Inc.* (Miscellaneous Manufacturing)	7,381	417,026
Cerner Corp.* (Software)	18,788	854,854
Chaparral Steel Co. (Iron/Steel)	13,420	594,103
Checkpoint Systems, Inc.* (Electronics)	4,697	94,879
Christopher & Banks Corp. (Retail)	10,736	200,334
Cimarex Energy Co. (Oil & Gas)	14,762	538,813
Clarcor, Inc. (Miscellaneous Manufacturing)	8,723	294,925
Cleveland-Cliffs, Inc. (Iron/Steel)	11,407	552,555
Coinstar, Inc.* (Commercial Services)	8,052	246,150
Comtech Telecommunications Corp.* (Telecommunications)	6,710	255,449
CONMED Corp.* (Healthcare-Products)	2,684	62,054
Cooper Cos., Inc. (Healthcare-Products)	12,749	567,331
Corn Products International, Inc. (Food)	8,052	278,116
Crocs, Inc.* (Apparel)	9,394	405,821
Cross Country Healthcare, Inc.* (Commercial Services)	3,355	73,206
CryoLife, Inc.* (Biotechnology)	2,013	15,399
CT Communications, Inc. (Telecommunications)	1,342	30,759
Cubic Corp. (Electronics)	2,684	58,243
Curtiss-Wright Corp.(Aerospace/Defense)	12,749	472,733
Cyberonics, Inc.* (Healthcare-Products)	3,355	69,247
Cymer, Inc.* (Electronics)	4,026	176,943
Daktronics, Inc. (Electronics)	8,723	321,443

See accompanying notes to the financial statements.

27

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Deckers Outdoor Corp.* (Apparel)	3,355	$201,132
Delphi Financial Group, Inc.—Class A (Insurance)	7,381	298,635
Delta & Pine Land Co. (Agriculture)	4,697	189,994
Deltic Timber Corp. (Forest Products & Paper)	1,342	74,857
Dendrite International, Inc.* (Software)	7,381	79,051
Digene Corp.* (Biotechnology)	6,710	321,544
Digital Insight Corp.* (Internet)	9,394	361,575
Digitas, Inc.* (Internet)	6,710	89,981
Diodes, Inc.* (Semiconductors)	5,368	190,457
Dionex Corp.* (Electronics)	5,368	304,419
Ditech Networks, Inc.* (Telecommunications)	2,013	13,930
DJO, Inc.* (Healthcare-Products)	4,026	172,393
Dress Barn, Inc.* (Retail)	13,420	313,089
Drew Industries, Inc.* (Building Materials)	5,368	139,622
Drill-Quip, Inc.* (Oil & Gas Services)	3,355	131,382
DSP Group, Inc.* (Semiconductors)	5,368	116,486
East-West Bancorp, Inc. (Banks)	17,446	617,938
EDO Corp. (Aerospace/Defense)	2,684	63,718
eFunds Corp.* (Software)	13,420	369,050
El Paso Electric Co.* (Electric)	4,697	114,466
ElkCorp (Building Materials)	3,355	137,857
Energen Corp. (Gas)	12,749	598,439
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	3,355	111,420
Enzo Biochem, Inc.* (Biotechnology)	3,355	47,876
Epicor Software Corp.* (Software)	10,065	135,978
EPIQ Systems, Inc.* (Software)	4,026	68,321
Essex Property Trust, Inc. (REIT)	2,684	346,907
Esterline Technologies Corp.* (Aerospace/Defense)	2,684	107,977
FactSet Research Systems, Inc. (Computers)	10,736	606,369
FEI Co.* (Electronics)	3,355	88,471
Fidelity Bankshares, Inc. (Savings & Loans)	4,026	159,711
First Cash Financial Services, Inc.* (Retail)	6,039	156,229
First Midwest Bancorp, Inc. (Banks)	5,368	207,634
First Republic Bank (Banks)	3,355	131,113
FirstFed Financial Corp.* (Savings & Loans)	2,684	179,747
FLIR Systems, Inc.* (Electronics)	18,788	598,022
Forward Air Corp. (Transportation)	8,723	252,356
Fossil, Inc.* (Household Products/Wares)	12,749	287,872
Franklin Bank Corp. Houston* (Savings & Loans)	6,710	137,823
Frontier Oil Corp. (Oil & Gas)	31,537	906,373
Gardner Denver, Inc.* (Machinery-Diversified)	8,052	300,420
GenCorp, Inc.* (Aerospace/Defense)	7,381	103,482
General Communication, Inc.—Class A* (Telecommunications)	12,749	200,541
Genesco, Inc.* (Retail)	4,697	175,198
Glacier Bancorp, Inc. (Banks)	8,052	196,791
Global Imaging Systems, Inc.* (Office/Business Equipment)	10,065	220,927
Global Payments, Inc. (Software)	19,459	900,951
Greatbatch, Inc.* (Electrical Components & Equipment)	6,039	162,569
Griffon Corp.* (Miscellaneous Manufacturing)	4,026	102,663
Guitar Center, Inc.* (Retail)	8,052	366,044
Haemonetics Corp.* (Healthcare-Products)	4,697	211,459
Hanmi Financial Corp. (Banks)	6,710	151,176
Harland (John H.)Co. (Household Products/Wares)	4,026	202,105
Harmonic, Inc.* (Telecommunications)	6,039	43,904
Headwaters, Inc.* (Energy - Alternate Sources)	12,078	289,389
Healthcare Services Group, Inc. (Commercial Services)	4,697	136,025
Healthways, Inc.* (Healthcare-Services)	10,065	480,201
Heartland Express, Inc. (Transportation)	16,775	251,961
Heidrick & Struggles International, Inc.* (Commercial Services)	1,342	56,847
Helix Energy Solutions Group, Inc.* (Oil & Gas Services)	26,840	841,971
Hibbett Sporting Goods, Inc.* (Retail)	8,723	266,313
Hilb, Rogal, & Hobbs Co. (Insurance)	10,065	423,938
Hologic, Inc.* (Healthcare-Products)	14,762	697,946
Hot Topic, Inc.* (Retail)	12,749	170,072
Hub Group, Inc.—Class A* (Transportation)	4,026	110,916
Hutchinson Technology, Inc.* (Computers)	4,026	94,893
Hydril* (Oil & Gas Services)	5,368	403,620
Hyperion Solutions Corp.* (Software)	8,723	313,505
ICU Medical, Inc.* (Healthcare-Products)	4,026	163,778
IDEX Corp. (Machinery-Diversified)	6,710	318,121
IDEXX Laboratories, Inc.* (Healthcare-Products)	8,723	691,733
IHOP Corp. (Retail)	2,013	106,085
Immucor, Inc.* (Healthcare-Products)	19,459	568,787
Independent Bank Corp.- Michigan (Banks)	3,355	84,848
Infinity Property & Casualty Corp. (Insurance)	5,368	259,758
Input/Output, Inc.* (Oil & Gas Services)	5,368	73,166
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	3,355	86,760
Integra LifeSciences Holdings* (Biotechnology)	5,368	228,623
Interface, Inc.—Class A* (Office Furnishings)	4,026	57,250
Intevac, Inc.* (Machinery-Diversified)	2,013	52,237
inVentiv Health, Inc.* (Advertising)	2,684	94,879
Investment Technology Group, Inc.* (Diversified Financial Services)	12,749	546,677
Itron, Inc.* (Electronics)	7,381	382,631
J & J Snack Foods Corp. (Food)	2,013	83,338
j2 Global Communications, Inc.* (Internet)	14,091	383,980
Jack in the Box, Inc.* (Retail)	10,065	614,368
JDA Software Group, Inc.* (Software)	2,684	36,959
Jos.A. Bank Clothiers, Inc.* (Retail)	5,368	157,551
K-Swiss, Inc.—Class A (Apparel)	7,381	226,892
Kaydon Corp. (Metal Fabricate/Hardware)	3,355	133,328
Kendle International, Inc.* (Commercial Services)	1,342	42,206
Kensey Nash Corp.* (Healthcare-Products)	3,355	106,689
Keystone Automotive Industries, Inc.* (Auto Parts & Equipment)	2,684	91,229
Kilroy Realty Corp. (REIT)	2,684	209,352
Kirby Corp.* (Transportation)	14,762	503,827
Knight Transportation, Inc. (Transportation)	16,104	274,573
Komag, Inc.* (Computers)	8,723	330,427
Kopin Corp.* (Semiconductors)	6,710	23,955
Kronos, Inc.* (Computers)	9,394	345,136
Labor Ready, Inc.* (Commercial Services)	6,710	122,994
Landstar System, Inc. (Transportation)	16,104	614,851
LCA-Vision, Inc. (Healthcare-Products)	2,684	92,222
Lindsay Manufacturing Co. (Machinery-Diversified)	2,013	65,724
Littelfuse, Inc.* (Electrical Components & Equipment)	2,684	85,566
LKQ Corp.* (Distribution/Wholesale)	12,749	293,100
LoJack Corp.* (Electronics)	3,355	57,303
Lufkin Industries, Inc. (Oil & Gas Services)	2,013	116,915
Macdermid, Inc. (Chemicals)	2,684	91,524
MagneTek, Inc.* (Electrical Components & Equipment)	2,684	15,165
Manhattan Associates, Inc.* (Computers)	8,052	242,204
Manitowoc Co. (Machinery-Diversified)	17,446	1,036,817
Mannatech, Inc. (Pharmaceuticals)	2,013	29,651
ManTech International Corp.—Class A* (Software)	5,368	197,703
MapInfo Corp.* (Software)	2,013	26,270
MarineMax, Inc.* (Retail)	2,684	69,596
Matria Healthcare, Inc.* (Healthcare-Services)	2,684	77,111
Maximus, Inc. (Commercial Services)	2,684	82,614
Mentor Corp. (Healthcare-Products)	12,078	590,252
Mercury Computer Systems, Inc.* (Computers)	4,026	53,787

See accompanying notes to the financial statements.

28

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Meridian Bioscience, Inc. (Healthcare-Products)	2,684	$65,839
Merit Medical Systems, Inc.* (Healthcare-Products)	8,052	127,544
Meritage Homes Corp.* (Home Builders)	6,039	288,181
MGI Pharma, Inc.* (Pharmaceuticals)	12,749	234,709
Micros Systems, Inc.* (Computers)	11,407	601,149
Microsemi Corp.* (Semiconductors)	8,723	171,407
Mobile Mini, Inc.* (Storage/Warehousing)	10,065	271,151
Moog, Inc.—Class A* (Aerospace/Defense)	6,039	230,629
Movado Group, Inc. (Retail)	2,013	58,377
MTS Systems Corp. (Computers)	2,684	103,656
Multimedia Games, Inc.* (Leisure Time)	8,052	77,299
Napster, Inc.* (Software)	4,026	14,614
Nara Bancorp, Inc. (Banks)	6,039	126,336
NBTY, Inc.* (Pharmaceuticals)	16,104	669,444
NCI Building Systems, Inc.* (Building Materials)	2,013	104,173
Neoware, Inc.* (Software)	5,368	70,911
NETGEAR, Inc.* (Telecommunications)	9,394	246,592
Network Equipment Technologies, Inc.* (Telecommunications)	2,013	11,716
Novatel Wireless, Inc.* (Telecommunications)	2,013	19,466
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	6,710	170,770
NVR, Inc.* (Home Builders)	1,342	865,590
Oceaneering International, Inc.* (Oil & Gas Services)	15,433	612,690
Odyssey Healthcare, Inc.* (Healthcare-Services)	10,065	133,462
Old Dominion Freight Line, Inc.* (Transportation)	4,697	113,057
On Assignment, Inc.* (Commercial Services)	3,355	39,421
Open Solutions, Inc.* (Software)	1,342	50,513
Oxford Industries, Inc. (Apparel)	2,013	99,945
P.F. Chang’s China Bistro, Inc.* (Retail)	7,381	283,283
Palomar Medical Technologies, Inc.* (Healthcare-Products)	2,013	101,999
Panera Bread Co.—Class A* (Retail)	8,723	487,703
Papa John’s International, Inc.* (Retail)	6,710	194,657
PAREXEL International Corp.* (Commercial Services)	4,026	116,633
Paxar Corp.* (Electronics)	5,368	123,786
PC-Tel, Inc.* (Internet)	1,342	12,548
Pediatrix Medical Group, Inc.* (Healthcare-Services)	14,091	689,051
Peet’s Coffee & Tea, Inc.* (Beverages)	2,684	70,428
Penn Virginia Corp. (Oil & Gas)	5,368	375,975
Per-Se Technologies, Inc.* (Software)	9,394	260,965
PetMed Express, Inc.* (Pharmaceuticals)	6,710	89,579
Petroleum Development* (Oil & Gas)	4,026	173,319
Pharmanet Development Group, Inc.* (Commercial Services)	5,368	118,472
Philadelphia Consolidated Holding Corp.* (Insurance)	16,104	717,594
Phillips-Van Heusen Corp. (Apparel)	5,368	269,313
Phoenix Technologies, Ltd.* (Software)	2,684	12,078
Playtex Products, Inc.* (Household Products/Wares)	16,104	231,737
Polaris Industries, Inc. (Leisure Time)	8,052	377,076
PolyMedica Corp. (Healthcare-Products)	6,710	271,151
Pool Corp. (Distribution/Wholesale)	14,762	578,228
Portfolio Recovery Associates, Inc.* (Diversified Financial Services)	4,697	219,303
Possis Medical, Inc.* (Healthcare-Products)	4,697	63,316
Pre-Paid Legal Services, Inc. (Commercial Services)	2,684	105,025
PrivateBancorp, Inc. (Banks)	5,368	223,470
ProAssurance Corp.* (Insurance)	6,039	301,467
Progress Software Corp.* (Software)	6,710	187,410
Prosperity Bancshares, Inc. (Banks)	4,697	162,093
PS Business Parks, Inc. (REIT)	2,013	142,339
Quality Systems, Inc. (Software)	4,697	175,057
Quiksilver, Inc.* (Apparel)	34,221	538,980
Ralcorp Holdings, Inc.* (Food)	4,697	239,030
RARE Hospitality International, Inc.* (Retail)	6,710	220,960
RC2 Corp.* (Toys/Games/Hobbies)	4,026	177,144
Red Robin Gourmet Burgers, Inc.* (Retail)	2,013	72,166
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	10,736	215,472
Respironics, Inc.* (Healthcare-Products)	20,801	785,237
Rewards Network, Inc.* (Commercial Services)	7,381	51,298
RLI Corp. (Insurance)	4,026	227,147
Robbins & Myers, Inc. (Machinery-Diversified)	2,013	92,437
Rogers Corp.* (Electronics)	2,684	158,759
RTI International Metals, Inc.* (Mining)	2,684	209,943
Rudolph Technologies, Inc.* (Semiconductors)	2,684	42,729
Sanderson Farms, Inc. (Food)	4,697	142,272
Savient Pharmaceuticals, Inc.* (Biotechnology)	4,697	52,653
ScanSource, Inc.* (Distribution/Wholesale)	7,381	224,382
School Specialty, Inc.* (Retail)	2,013	75,467
Sciele Pharma, Inc.* (Pharmaceuticals)	8,052	193,248
SEACOR SMIT, Inc.* (Oil & Gas Services)	2,013	199,569
Secure Computing Corp.* (Internet)	10,065	66,026
Select Comfort Corp.* (Retail)	9,394	163,362
Shuffle Master, Inc.* (Entertainment)	10,065	263,703
Sierra Health Services, Inc.* (Healthcare-Services)	16,104	580,388
Simpson Manufacturing Co., Inc. (Building Materials)	10,736	339,794
Skechers U.S.A., Inc.—Class A* (Apparel)	4,026	134,106
Sonic Corp.* (Retail)	20,130	482,114
Sonic Solutions* (Electronics)	3,355	54,687
Southern Union Co. (Gas)	14,091	393,843
SPSS, Inc.* (Software)	2,013	60,531
St. Mary Land & Exploration Co. (Oil & Gas)	15,433	568,552
Stage Stores, Inc. (Retail)	8,052	244,700
Stamps.com, Inc.* (Internet)	2,684	42,273
Standard Microsystems Corp.* (Semiconductors)	2,684	75,098
Sterling Bancshares, Inc. (Banks)	8,052	104,837
Sterling Financial Corp.—Spokane (Savings & Loans)	6,710	226,866
Stone Energy Corp.* (Oil & Gas)	8,052	284,638
Sunrise Assisted Living, Inc.* (Healthcare-Services)	12,749	391,649
Supertex, Inc.* (Semiconductors)	1,342	52,674
SurModics, Inc.* (Healthcare-Products)	4,697	146,171
Swift Energy Co.* (Oil & Gas)	8,723	390,878
Sykes Enterprises, Inc.* (Computers)	2,684	47,346
Synaptics, Inc.* (Computers)	7,381	219,142
Take-Two Interactive Software, Inc.* (Software)	20,801	369,426
TALX Corp. (Computers)	8,723	239,446
Technitrol, Inc. (Electronics)	4,026	96,181
Teledyne Technologies, Inc.* (Aerospace/Defense)	4,697	188,491
Tetra Tech, Inc.* (Environmental Control)	6,039	109,246
TETRA Technologies, Inc.* (Oil & Gas Services)	12,749	326,119
The Cato Corp.—Class A (Retail)	4,697	107,608
The Children’s Place Retail Stores, Inc.* (Retail)	6,710	426,219
The Finish Line, Inc.—Class A (Retail)	6,710	95,819
The Gymboree Corp.* (Apparel)	8,723	332,870
The Hain Celestial Group, Inc.* (Food)	5,368	167,535
The Men’s Wearhouse, Inc. (Retail)	8,723	333,742
The Nautilus Group, Inc. (Leisure Time)	8,723	122,122
The Steak n Shake Co.* (Retail)	4,697	82,667
THQ, Inc.* (Software)	11,407	370,956
Toro Co. (Housewares)	11,407	531,908
Tractor Supply Co.* (Retail)	10,065	450,006

See accompanying notes to the financial statements.

29

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

TradeStation Group, Inc.* (Diversified Financial Services)	2,684	$36,905
TreeHouse Foods, Inc.* (Food)	4,697	146,546
Triarc Cos., Inc. (Retail)	6,039	120,780
Trimble Navigation, Ltd.* (Electronics)	16,104	816,956
Tuesday Morning Corp. (Retail)	5,368	83,472
Tween Brands, Inc.* (Retail)	9,394	375,102
UCBH Holdings, Inc. (Banks)	26,840	471,311
Umpqua Holdings Corp. (Banks)	8,052	236,970
Unit Corp.* (Oil & Gas)	13,420	650,199
United Fire & Casualty Co. (Insurance)	3,355	118,264
United Natural Foods, Inc.* (Food)	12,078	433,843
United Surgical Partners International, Inc.* (Healthcare-Services)	8,052	228,274
Universal Technical Institute, Inc.* (Commercial Services)	2,013	44,709
USANA Health Sciences, Inc.* (Pharmaceuticals)	2,684	138,655
Valmont Industries, Inc. (Metal Fabricate/Hardware)	2,684	148,935
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	6,710	305,438
Veritas DGC, Inc.* (Oil & Gas Services)	4,026	344,746
Vertrue, Inc.* (Commercial Services)	2,684	103,092
ViaSat, Inc.* (Telecommunications)	4,026	120,015
Viasys Healthcare, Inc.* (Healthcare-Products)	4,026	112,003
Vital Signs, Inc. (Healthcare-Products)	1,342	66,993
W-H Energy Services, Inc.* (Oil & Gas Services)	8,723	424,723
Waste Connections, Inc.* (Environmental Control)	12,749	529,720
Watsco, Inc. (Distribution/Wholesale)	2,684	126,577
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	8,723	393,843
Watts Industries, Inc.—Class A (Electronics)	4,026	165,509
WD-40 Co. (Household Products/Wares)	2,684	93,591
WebEx Communications, Inc.* (Internet)	12,078	421,401
Websense, Inc.* (Internet)	12,749	291,060
Wilshire Bancorp, Inc. (Banks)	4,697	89,102
Winnebago Industries, Inc. (Home Builders)	8,723	287,074
Wintrust Financial Corp. (Banks)	4,697	225,550
WMS Industries, Inc.* (Leisure Time)	3,355	116,955
Wolverine World Wide, Inc. (Apparel)	10,065	287,054
Woodward Governor Co. (Electronics)	3,355	133,227
World Acceptance Corp.* (Diversified Financial Services)	4,697	220,524
World Fuel Services Corp. (Retail)	5,368	238,661
X-Rite, Inc. (Electronics)	2,684	33,013
Zale Corp.* (Retail)	7,381	208,218
Zenith National Insurance Corp. (Insurance)	6,039	283,289

TOTAL COMMON STOCKS
(Cost $62,879,788)		81,377,813

TOTAL INVESTMENT SECURITIES
(Cost $62,879,788)—99.9%		81,377,813
Net other assets (liabilities)—0.1%		101,601

NET ASSETS—100.0%		$81,479,414

* Non-income producing security
REIT Real Estate Investment Trust

Futures Contracts Purchased
	Contracts	Unrealized Appreciation (Depreciation)

E-Mini Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $158,640)	2	$(1,297)

ProFund VP Small-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.3%
Aerospace/Defense	2.0%
Agriculture	0.2%
Apparel	3.1%
Auto Manufacturers	0.1%
Auto Parts & Equipment	0.1%
Banks	4.2%
Beverages	0.1%
Biotechnology	1.1%
Building Materials	0.9%
Chemicals	0.4%
Commercial Services	3.6%
Computers	4.2%
Distribution/Wholesale	1.5%
Diversified Financial Services	1.3%
Electric	0.1%
Electrical Components & Equipment	0.3%
Electronics	4.9%
Energy-Alternate Sources	0.4%
Engineering & Construction	0.1%
Entertainment	0.3%
Environmental Control	0.8%
Food	1.8%
Forest Products & Paper	0.1%
Gas	1.2%
Healthcare-Products	8.2%
Healthcare-Services	4.1%
Home Builders	1.8%
Household Products/Wares	1.0%
Housewares	0.7%
Insurance	3.2%
Internet	2.1%
Iron/Steel	1.7%
Leisure Time	0.9%
Lodging	0.4%
Machinery-Construction & Mining	0.1%
Machinery-Diversified	2.3%
Metal Fabricate/Hardware	0.3%
Mining	0.3%
Miscellaneous Manufacturing	1.9%
Office Furnishings	0.1%
Office/Business Equipment	0.3%
Oil & Gas	6.0%
Oil & Gas Services	4.5%
Pharmaceuticals	2.0%
Real Estate Investment Trust	0.9%
Retail	10.1%
Savings & Loans	1.1%
Semiconductor	1.4%
Software	6.7%
Storage/Warehousing	0.3%
Telecommunications	1.4%
Toys/Games/Hobbies	0.2%
Transportation	2.8%
Other**	0.1%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

30

PROFUNDS VP ProFund VP Small-Cap Growth

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $62,879,788)	$81,377,813
Segregated cash balances with brokers for futures contracts	4,576
Dividends and interest receivable	26,511
Receivable for investments sold	174,300
Receivable for capital shares issued	1,722,024
Prepaid expenses	719

Total Assets	83,305,943

Liabilities:
Cash overdraft	616,003
Payable for investments purchased	1,061,445
Variation margin on futures contracts	1,660
Advisory fees payable	52,396
Management services fees payable	6,986
Administration fees payable	2,082
Administrative services fees payable	23,958
Distribution fees payable	18,465
Trustee fees payable	13
Transfer agency fees payable	2,018
Fund accounting fees payable	3,127
Compliance services fees payable	1,438
Other accrued expenses	36,938

Total Liabilities	1,826,529

Net Assets	$81,479,414

Net Assets consist of:
Capital	$59,779,647
Accumulated net realized gains (losses) on investments	3,203,039
Net unrealized appreciation (depreciation) on investments	18,496,728

Net Assets	$81,479,414

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,504,863

Net Asset Value (offering and redemption price per share)	$32.53

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$493,097
Interest	14,043

Total Investment Income	507,140

Expenses:
Advisory fees	821,621
Management services fees	164,325
Administration fees	33,754
Transfer agency fees	31,798
Administrative services fees	468,841
Distribution fees	273,874
Custody fees	59,902
Fund accounting fees	48,427
Trustee fees	1,550
Compliance services fees	2,082
Other fees	57,542

Total Gross Expenses before reductions	1,963,716
Less Expenses reduced by the Advisor	(23,709)

Total Net Expenses	1,940,007

Net Investment Income (Loss)	(1,432,867)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	17,495,805
Net realized gains (losses) on futures contracts	17,064
Change in net unrealized appreciation/depreciation on investments	(2,844,860)

Net Realized and Unrealized Gains (Losses) on Investments	14,668,009

Change in Net Assets Resulting from Operations	$13,235,142

See accompanying notes to the financial statements.

31

PROFUNDS VP ProFund VP Small-Cap Growth
Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the year ended December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(1,432,867)	$(1,434,986)
Net realized gains (losses) on investments	17,512,869	17,843,165
Change in net unrealized appreciation/depreciation on investments	(2,844,860)	(12,586,561)

Change in net assets resulting from operations	13,235,142	3,821,618

Distributions to Shareholders From:
Net realized gains on investments	(17,971,525)	—

Change in net assets resulting from distributions	(17,971,525)	—

Capital Transactions:
Proceeds from shares issued	553,493,648	735,345,734
Dividends reinvested	17,971,525	—-
Value of shares redeemed	(672,183,371)	(763,217,057)

Change in net assets resulting from capital transactions	(100,718,198)	(27,871,323)

Change in net assets	(105,454,581)	(24,049,705)
Net Assets:
Beginning of period	186,933,995	210,983,700

End of period	$81,479,414	$186,933,995

Share Transactions:
Issued	14,088,721	19,907,645
Reinvested	586,155	—
Redeemed	(16,988,248)	(20,937,057)

Change in shares	(2,313,372)	(1,029,412)

See accompanying notes to the financial statements.

32

PROFUNDS VP ProFund VP Small-Cap Growth
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002

Net Asset Value,
Beginning of Period	$38.80	$36.08	$31.35	$23.34	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.51)	(0.38)	(0.44)	(0.37)	(0.21)
Net realized and unrealized gains (losses) on investments	3.31	3.10	6.57	8.38	(6.45)

Total income (loss) from investment activities	2.80	2.72	6.13	8.01	(6.66)

Distributions to Shareholders From:
Net realized gains on investments	(9.07)	—	(1.40)	—	—

Net Asset Value, End of Period	$32.53	$38.80	$36.08	$31.35	$23.34

Total Return	8.65%	7.54%	19.80%	34.32%	(22.20	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.79%	1.85%	1.90%	2.00%	2.20%
Net expenses(d)	1.77%	1.85%	1.90%	1.98%	1.98%
Net investment income (loss)(d)	(1.31)%	(1.03)%	(1.32)%	(1.36)%	(1.34)%

Supplemental Data:
Net assets, end of period (000’s)	$81,479	$186,934	$210,984	$153,401	$23,968
Portfolio turnover rate(e)	472%	585%	979%	785%	1,260	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

33

ProFund VP Asia 30

The ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. For the year ended December 31, 2006, the Fund had a total return of 39.29%, compared to a return of 38.80%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were China Petroleum & Chemical (+92.27%), China Mobile (+84.53%), and PetroChina (+79.05%), while the bottom three performers in this group were Kookmin Bank (+7.94%), Korea Electric Power (+16.52%), and Taiwan Semiconductor (+18.59%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Asia 30 from May 1, 2002 (inception date) to December 31, 2006, assuming the reinvestments of distributions. The ProFunds Asia 30 Index and the MSCI AC Pacific Free Excluding Japan Index may differ significantly.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP Asia 30	39.29%	17.70%

ProFunds Asia 30 Index	38.80%	18.32%

MSCI AC Asia Pacific Free Excluding Japan Index	33.62%	22.52%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The ProFunds Asia 30 Index is a price return index. The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The MSCI AC Asia Pacific Free Excluding Japan Index is a capitalization weighted index generally represenative of the performance of the Asia Pacific region excluding the country of Japan.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

34

PROFUNDS VP
ProFund VP Asia 30

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Asia 30 seeks daily investment results, before fees and expenses that correspond to the daily performance of the ProFunds Asia 30 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	99.7%

Total Exposure	99.7%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ProFunds Asia 30 Index - Composition
% of Index

Communications	35.0%
Energy	26.1%
Technology	12.6%
Basic Materials	8.4%
Financial	8.2%
Industrial	5.1%
Utilities	3.0%
Consumer Non-Cyclical	1.6%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Asia 30	December 31, 2006

Common Stocks (99.7)%
	Shares	Value

AU Optronics Corp. (Electronics)	215,880	$2,981,303
Baidu.com, Inc.* (Internet)	47,040	5,302,349
BHP Billiton, Ltd. (Mining)	231,840	9,215,640
China Medical Technologies, Inc.* (Healthcare-Products)	106,680	2,887,828
China Mobile (Hong Kong), Ltd. (Telecommunications)	483,000	20,875,260
China Petroleum and Chemical Corp. (Oil & Gas)	132,720	12,295,181
Chunghwa Telecom Co., Ltd. (Telecommunications)	222,600	4,391,898
CNOOC, Ltd. (Oil & Gas)	73,920	6,995,050
Ctrip.com International, Ltd. (Internet)	59,640	3,726,307
Flextronics International, Ltd.* (Electronics)	288,960	3,317,261
Focus Media Holding, Ltd.* (Advertising)	43,680	2,89,915
HDFC Bank, Ltd. (Banks)	55,440	4,184,611
Icici Bank, Ltd. (Banks)	136,920	5,715,041
Infosys Technologies, Ltd. (Software)	122,640	6,691,238
Kookmin Bank* (Banks)	62,160	5,012,582
Korea Electric Power Corp.* (Electric)	237,720	5,398,621
KT Corp.* (Telecommunications)	172,200	4,365,270
LG. Philips LCD Co., Ltd.* (Electronics)	196,560	2,962,159
Netease.com, Inc.* (Internet)	136,920	2,559,035
PetroChina Company, Ltd. (Oil & Gas)	199,920	28,144,737
POSCO (Iron/Steel)	73,080	6,041,524
Rediff.com India, Ltd.* (Internet)	139,440	2,565,696
Satyam Computer Services, Ltd. (Software)	179,760	4,316,038
Shanda Interactive Entertainment, Ltd.* (Internet)	221,760	4,805,539
Sify, Ltd.* (Internet)	225,960	2,153,399
SINA Corp.* (Internet)	100,800	2,892,960
SK Telecom Co., Ltd. (Telecommunications)	173,040	4,582,099
Sohu.com, Inc.* (Internet)	100,800	2,419,200
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors)	740,040	8,088,637
United Microelectronics Corp. (Semiconductors)	1,109,640	3,872,644

TOTAL COMMON STOCKS
(Cost $131,615,167)		181,659,022

Repurchase Agreements (0.6%)
	Principal
	Amount	Value

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $1,142,636 (Collateralized by $1,136,000 of various U.S. Government Agency Obligations, 5.25% - 5.875%, 4/15/07-3/21/11, market value $1,165,544)

	$1,142,000	$1,142,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,142,000)		1,142,000

TOTAL INVESTMENT SECURITIES
(Cost $132,757,167)—100.3%		182,801,022
Net other assets (liabilities)—(0.3)%		(623,905)

NET ASSETS—100.0%		$182,177,117

As of December 31, 2006, all securities in this portfolio were traded on U.S. Exchanges.
*	Non-income producing security

ProFund VP Asia 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	1.6%
Banks	8.2%
Electric	3.0%
Electronics	5.1%
Healthcare-Products	1.6%
Internet	14.5%
Iron/Steel	3.3%
Mining	5.1%
Oil & Gas	25.9%
Semiconductors	6.6%
Software	6.0%
Telecommunications	18.8%
Other**	0.3%

See accompanying notes to the financial statements.

35

PROFUNDS VP ProFund VP Asia 30	Schedule of Portfolio Investments December 31, 2006

ProFund VP Asia 30 invested, as a percentage of net assets, in securities with exposure tothe following countries, as of December 31, 2006:

Australia	5.1%
China	37.5%
Hong Kong	15.3%
India	10.9%
Korea	15.6%
Singapore	1.8%
Taiwan	13.5%
United States**	0.3%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

36

PROFUNDS VP ProFund VP Asia 30

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $131,615,167)	$181,659,022
Repurchase agreements, at cost	1,142,000

Total Investment Securities	182,801,022
Cash	776
Dividends and interest receivable	477
Receivable for capital shares issued	2,981,694
Prepaid expenses	394

Total Assets	185,784,363

Liabilities:
Payable for investments purchased	3,244,607
Payable for capital shares redeemed	105,236
Advisory fees payable	104,984
Management services fees payable	13,998
Administration fees payable	4,177
Administrative services fees payable	46,566
Distribution fees payable	39,303
Trustee fees payable	26
Transfer agency fees payable	4,046
Fund accounting fees payable	5,912
Compliance services fees payable	2,516
Other accrued expenses	35,875

Total Liabilities	3,607,246

Net Assets	$182,177,117

Net Assets consist of:
Capital	$140,665,716
Accumulated net investment income (loss)	138,700
Accumulated net realized gains (losses) on investments	(8,671,154)
Net unrealized appreciation (depreciation) on investments	50,043,855

Net Assets	$182,177,117

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,956,899

Net Asset Value (offering and redemption price per share)	$61.61

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$1,916,926
Interest	40,887
Foreign tax withholding	(103,640)

Total Investment Income	1,854,173

Expenses:
Advisory fees	772,786
Management services fees	154,558
Administration fees	31,675
Transfer agency fees	30,086
Administrative services fees	383,650
Distribution fees	257,595
Custody fees	32,216
Fund accounting fees	43,790
Trustee fees	1,209
Compliance services fees	2,853
Other fees	52,869

Total Gross Expenses before reductions	1,763,287
Less Expenses reduced by the Advisor	(34,907)
Less Fees paid indirectly	(12,907)

Total Net Expenses	1,715,473

Net Investment Income (Loss)	138,700

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(191,932)
Net realized gains (losses) on futures contracts	596
Change in net unrealized appreciation/depreciation on investments	33,505,162

Net Realized and Unrealized Gains (Losses) on Investments	33,313,826

Change in Net Assets Resulting from Operations	$33,452,526

See accompanying notes to the financial statements.

37

PROFUNDS VP ProFund VP Asia 30

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$138,700	$456,054
Net realized gains (losses) on investments	(191,336)	(369,526)
Change in net unrealized appreciation/depreciation on investments	33,505,162	6,711,953

Change in net assets resulting from operations	33,452,526	6,798,481

Distributions to Shareholders From:
Net investment income	(427,520)	(139,525)

Change in net assets resulting from distributions	(427,520)	(139,525)

Capital Transactions:
Proceeds from shares issued	276,769,481	167,904,533
Dividends reinvested	427,520	139,525
Value of shares redeemed	(201,508,832)	(142,784,562)

Change in net assets resulting from capital transactions	75,688,169	25,259,496

Change in net assets	108,713,175	31,918,452
Net Assets:
Beginning of period	73,463,942	41,545,490

End of period	$182,177,117	$73,463,942

Accumulated net investment income (loss)	$138,700	$427,520

Share Transactions:
Issued	5,291,988	4,141,470
Reinvested	8,360	3,212
Redeemed	(3,995,509)	(3,606,483)

Change in shares	1,304,839	538,199

See accompanying notes to the financial statements.

38

PROFUNDS VP ProFund VP Asia 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the		For the	For the	For the	For the period
	year ended		year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2006		December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$44.47		$37.30	$38.76	$23.51	$30.00

Investment Activities:
Net investment income (loss)(b)	0.07		0.40	0.11	0.17	0.06
Net realized and unrealized gains (losses) on investments	17.34		6.87	(0.38)	15.09	(6.55)

Total income (loss) from investment activities	17.41		7.27	(0.27)	15.26	(6.49)

Distributions to Shareholders From:
Net investment income	(0.27)		(0.10)	(0.12)	(0.01)	—
Net realized gains on investments	—		—	(1.07)	—	—

Total distributions	(0.27)		(0.10)	(1.19)	(0.01)	—

Net Asset Value, End of Period	$61.61		$44.47	$37.30	$38.76	$23.51

Total Return	39.29%		19.51%	(0.54)%	64.92%	(21.63	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.71%		1.82%	1.86%	1.93%	2.03%
Net expenses(d)	1.68	%(e)	1.82%	1.86%	1.93%	1.98%
Net investment income (loss)(d)	0.13%		0.97%	0.29%	0.54%	0.35%
Supplemental Data:
Net assets, end of period (000’s)	$182,177		$73,464	$41,545	$49,138	$18,576
Portfolio turnover rate(f)	161%		256%	473%	831%	1,321	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.66% for the year ended December 31, 2006.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

39

ProFund VP Europe 30

The ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. For the year ended December 31, 2006, the Fund had a total return of 17.51%, compared to a return of 15.56%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Vodafone Group (+36.58%), UBS (+30.21%), and Total (+19.39%), while the bottom three performers in this group were Sanofi-Aventis (+7.33%), BP (+7.94%), and GlaxoSmithKline (+7.95%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from October 18, 1999 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (10/18/99)

ProFund VP Europe 30	17.51%	8.38%	2.74%

ProFunds Europe 30 Index	15.56%	8.14%	2.24%

Dow Jones STOXX 50 Index	27.35%	11.87%	7.19%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1  The ProFunds Europe 30 Index is a price return index. The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities nor the impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2  1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3  The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. The Dow Jones STOXX 50 Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

40

PROFUNDS VP ProFund VP Europe 30

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Europe 30 seeks daily investment results, before fees and expenses that correspond to the daily performance of the ProFunds Europe 30 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.1%

Total Exposure	100.1%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ProFunds Europe 30 Index - Composition
% of Index

Consumer Non-Cyclical	30.0%
Energy	16.2%
Communications	13.2%
Financial	12.4%
Basic Materials	9.9%
Technology	7.0%
Industrial	6.4%
Consumer Cyclical	4.9%

PROFUNDS VP ProFund VP Europe 30	Schedule of Portfolio Investments December 31, 2006

Common Stocks (100.1%)
	Shares	Value

Alcatel SA (Telecommunications)	229,922	$3,269,491
Alcon, Inc. (Healthcare-Products)	35,832	4,004,943
Anglo American PLC (Mining)	164,230	4,008,854
ASM Lithography Holding NV* (Semiconductors)	132,877	3,272,761
AstraZeneca PLC (Pharmaceuticals)	101,524	5,436,610
Autoliv, Inc. (Auto Parts & Equipment)	47,776	2,880,893
BP Amoco PLC (Oil & Gas)	149,300	10,018,029
Business Objects SA* (Software)	82,115	3,239,437
DaimlerChrysler AG (Auto Manufacturers)	80,622	4,950,997
Diageo PLC (Beverages)	61,213	4,854,803
Elan Corp. PLC* (Pharmaceuticals)	191,104	2,818,784
GlaxoSmithKline PLC (Pharmaceuticals)	144,821	7,640,756
HSBC Holdings PLC (Banks)	104,510	9,578,342
Koninklijke (Royal) Phillips Electronics NV (Electronics)	120,933	4,544,662
Mittal Steel Co. NV—Class A (Iron/Steel)	88,087	3,715,510
Nokia OYJ (Telecommunications)	249,331	5,066,406
Novartis AG (Pharmaceuticals)	138,849	7,975,486
Rio Tinto PLC (Mining)	19,409	4,124,219
Royal Dutch Shell PLC—Class A (Oil & Gas)	104,510	7,398,263
Sanofi-Aventis (Pharmaceuticals)	147,807	6,824,249
SAP AG (Software)	89,580	4,756,698
Shire Pharmaceuticals Group PLC (Pharmaceuticals)	61,213	3,780,515
Siemens AG (Miscellaneous Manufacturing)	58,227	5,738,271
Telefonaktiebolaget LM Ericsson (Telecommunications)	128,398	5,165,451
Tenaris SA (Iron/Steel)	80,622	4,022,231
Total Fina SA (Oil & Gas)	119,440	8,590,125
UBS AG (Diversified Financial Services)	116,454	7,025,670
Unilever NV (Food)	165,723	4,515,952
Vodafone Group PLC (Telecommunications)	276,854	7,691,003
Willis Group Holdings, Ltd. (Insurance)	82,115	3,260,787

TOTAL COMMON STOCKS (Cost $118,040,916)		160,170,198

Repurchase Agreements (0.1%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $223,124 (Collateralized by $218,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $228,021)	$223,000	223,000

TOTAL REPURCHASE AGREEMENTS (Cost $223,000)		223,000

TOTAL INVESTMENT SECURITIES (Cost $118,263,916)—100.2%		160,393,198
Net other assets (liabilities)—(0.2)%		(368,769)

NET ASSETS—100.0%		$160,024,429

As of December 31, 2006, all securities in this portfolio were traded on U.S. Exchanges.
*	Non-income producing security

ProFund VP Europe 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2006:
Auto Manufacturers	3.1%
Auto Parts & Equipment	1.8%
Banks	6.0%
Beverages	3.0%
Diversified Financial Services	4.4%
Electronics	2.8%
Food	2.8%
Healthcare-Products	2.5%
Insurance	2.0%
Iron/Steel	4.8%
Mining	5.1%
Miscellaneous Manufacturing	3.6%
Oil & Gas	16.4%
Pharmaceuticals	21.6%
Semiconductors	2.0%
Software	5.0%
Telecommunications	13.2%
Other**	(0.1)%

See accompanying notes to the financial statements.

41

PROFUNDS VP ProFund VP Europe 30	Schedule of Portfolio Investments December 31, 2006

ProFund VP Europe 30 invested, as a percentage of net assets, insecurities with exposure tothe following countries, as of December 31, 2006:

Finland	3.2%
France	13.7%
Germany	9.7%
Ireland	1.8%
Luxembourg	2.5%
Netherlands	10.0%
Sweden	5.0%
Switzerland	11.9%
United Kingdom	42.3%
United States**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

42

PROFUNDS VP ProFund VP Europe 30

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $118,040,916)	$160,170,198
Repurchase agreements, at cost	223,000

Total Investment Securities	160,393,198
Cash	54,230
Dividends and interest receivable	249,769
Receivable for capital shares issued	673,890
Prepaid expenses	545

Total Assets	161,371,632

Liabilities:
Payable for investments purchased	1,072,687
Payable for capital shares redeemed	7,730
Advisory fees payable	94,357
Management services fees payable	12,581
Administration fees payable	3,751
Administrative services fees payable	52,945
Distribution fees payable	45,207
Trustee fees payable	23
Transfer agency fees payable	3,635
Fund accounting fees payable	5,311
Compliance services fees payable	2,575
Other accrued expenses	46,401

Total Liabilities	1,347,203

Net Assets	$160,024,429

Net Assets consist of:
Capital	$148,882,816
Accumulated net investment income (loss)	2,790,426
Accumulated net realized gains (losses) on investments	(33,778,095)
Net unrealized appreciation (depreciation) on investments	42,129,282

Net Assets	$160,024,429

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	5,002,606

Net Asset Value (offering and redemption price per share)	$31.99

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$5,160,709
Interest	46,616
Foreign tax withholding	(232,175)

Total Investment Income	4,975,150

Expenses:
Advisory fees	988,745
Management services fees	197,750
Administration fees	40,650
Transfer agency fees	38,555
Administrative services fees	468,004
Distribution fees	329,582
Custody fees	22,920
Fund accounting fees	56,045
Trustee fees	1,603
Compliance services fees	3,047
Other fees	80,329

Total Gross Expenses before reductions	2,227,230
Less Expenses reduced by the Advisor	(42,506)

Total Net Expenses	2,184,724

Net Investment Income (Loss)	2,790,426

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	4,392,672
Net realized gains (losses) on futures contracts	(28,980)
Change in net unrealized appreciation/depreciation on investments	13,273,457

Net Realized and Unrealized Gains (Losses) on Investments	17,637,149

Change in Net Assets Resulting from Operations	$20,427,575

See accompanying notes to the financial statements.

43

PROFUNDS VP ProFund VP Europe 30

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$2,790,426	$492,626
Net realized gains (losses) on investments	4,363,692	9,377,260
Change in net unrealized appreciation/depreciation on investments	13,273,457	(4,494,970)

Change in net assets resulting from operations	20,427,575	5,374,916

Distributions to Shareholders From:
Net investment income	(492,626)	(152,267)
Net realized gains on investments	(2,816,012)	(11,054,508)

Change in net assets resulting from distributions	(3,308,638)	(11,206,775)

Capital Transactions:
Proceeds from shares issued	261,413,045	315,882,039
Dividends reinvested	3,308,638	11,206,775
Value of shares redeemed	(242,285,502)	(341,395,694)

Change in net assets resulting from capital transactions	22,436,181	(14,306,880)

Change in net assets	39,555,118	(20,138,739)
Net Assets:
Beginning of period	120,469,311	140,608,050

End of period	$160,024,429	$120,469,311

Accumulated net investment income (loss)	$2,790,426	$492,626

Share Transactions:
Issued	8,673,743	11,336,131
Reinvested	113,816	404,431
Redeemed	(8,094,139)	(12,402,581)

Change in shares	693,420	(662,019)

See accompanying notes to the financial statements.

44

PROFUNDS VP ProFund VP Europe 30
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$27.96	$28.28	$24.96	$18.01	$24.26

Investment Activities:
Net investment income (loss)(a)	0.64	0.13	0.03	0.05	0.07
Net realized and unrealized gains (losses) on investments	4.18	2.14	3.53	6.92	(6.32)

Total income (loss) from investment activities	4.82	2.27	3.56	6.97	(6.25)

Distributions to Shareholders From:
Net investment income	(0.12)	(0.04)	(0.03)	(0.02)	—
Net realized gains on investments	(0.67)	(2.55)	(0.21)	—	—

Total distributions	(0.79)	(2.59)	(0.24)	(0.02)	—

Net Asset Value, End of Period	$31.99	$27.96	$28.28	$24.96	$18.01

Total Return	17.51%	8.09%	14.32%	38.73%	(25.76)%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.76%	1.78%	1.91%	2.03%
Net expenses	1.66%	1.76%	1.78%	1.91%	1.98%
Net investment income (loss)	2.12%	0.45%	0.12%	0.25%	0.33%

Supplemental Data:
Net assets, end of period (000’s)	$160,024	$120,469	$140,608	$142,019	$33,119
Portfolio turnover rate(b)	172%	230%	319%	376%	1,280%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

45

ProFund VP Financials

The ProFund VP Financials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index. For the year ended December 31, 2006, the Fund had a total return of 17.35%, compared to a total return of 19.42%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Financials Index measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Morgan Stanley (+45.93%), Merrill Lynch (+39.28%), and U.S. Bancorp (+26.92%), while the bottom three performers in this group were American International Group (+6.05%), Wachovia (+12.02%), and Wells Fargo (+16.82%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Financials from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (1/22/01)

ProFund VP Financials	17.35%	8.13%	5.58%

Dow Jones U.S. Financials Index	19.42%	10.81%	8.40%

S&P 500 Index	15.80%	6.19%	2.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

46

PROFUNDS VP ProFund VP Financials

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Financials seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Financials Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	99.9%

Total Exposure	99.9%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Financials Index - Composition
% of Index

Banks	42.8%
General Finance	24.0%
Nonlife Insurance	15.9%
Real Estate	12.0%
Life Insurance	5.3%

PROFUNDS VP ProFund VP Financials	Schedule of Portfolio Investments December 31, 2006

Common Stocks (99.9%)
	Shares	Value

ACE, Ltd.ADR (Insurance)	5,076	$307,453
Affiliated Managers Group, Inc* (Diversified Financial Services)	423	44,470
AFLAC, Inc. (Insurance)	8,037	369,702
Alexandria Real Estate Equities, Inc. (REIT)	423	42,469
Allstate Corp. (Insurance)	9,729	633,455
AMB Property Corp. (REIT)	1,269	74,376
Ambac Financial Group, Inc. (Insurance)	1,692	150,706
American Express Co. (Diversified Financial Services)	16,920	1,026,536
American Financial Group, Inc. (Insurance)	1,269	45,570
American International Group, Inc. (Insurance)	35,955	2,576,534
AmeriCredit Corp.* (Diversified Financial Services)	1,692	42,588
Ameriprise Financial, Inc. (Diversified Financial Services)	3,384	184,428
Annaly Mortgage Management, Inc. (REIT)	2,961	41,188
AON Corp. (Insurance)	4,230	149,488
Apartment Investment and Management Co.—Class A (REIT)	1,692	94,786
Arch Capital Group, Ltd.*ADR (Insurance)	846	57,198
Archstone-Smith Trust (REIT)	3,384	196,983
Arthur J. Gallagher & Co. (Insurance)	1,692	49,999
Associated Banc-Corp (Banks)	2,115	73,771
Assurant, Inc. (Insurance)	1,692	93,483
Astoria Financial Corp. (Savings & Loans)	1,269	38,273
Avalonbay Communities, Inc. (REIT)	1,269	165,033
Axis Capital Holdings, Ltd.ADR (Insurance)	2,115	70,578
Bank of America Corp. (Banks)	70,641	3,771,522
Bank of Hawaii Corp. (Banks)	846	45,642
Bank of New York Co., Inc. (Banks)	11,844	466,298
BB & T Corp. (Banks)	8,460	371,648
Bear Stearns Cos., Inc. (Diversified Financial Services)	1,692	275,424
BlackRock, Inc.—Class A (Diversified Financial Services)	423	64,254
Boston Properties, Inc. (REIT)	1,692	189,301
Brandywine Realty Trust (REIT)	1,269	42,194
BRE Properties, Inc.—Class A (REIT)	846	55,007
Brookfield Properties Corp.ADR (Real Estate)	1,692	66,546
Brown & Brown, Inc. (Insurance)	1,692	47,731
Camden Property Trust (REIT)	846	62,477
Capital One Financial Corp. (Diversified Financial Services)	6,345	487,423
CapitalSource, Inc. (Diversified Financial Services)	2,115	57,761
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	2,961	98,305
CBL & Associates Properties, Inc. (REIT)	846	36,674
Chicago Mercantile Exchange (Diversified Financial Services)	423	215,624
Chubb Corp. (Insurance)	6,345	335,714
Cincinnati Financial Corp. (Insurance)	2,538	114,997
CIT Group, Inc. (Diversified Financial Services)	2,961	165,135
Citigroup, Inc. (Diversified Financial Services)	78,255	4,358,803
City National Corp. (Banks)	846	60,235
Colonial Properties Trust (REIT)	846	39,660
Comerica, Inc. (Banks)	2,538	148,930
Commerce Bancorp, Inc. (Banks)	2,961	104,434
Commerce Bancshares, Inc. (Banks)	1,269	61,432
Compass Bancshares, Inc. (Banks)	2,115	126,160
Conseco, Inc.* (Insurance)	2,538	50,709
Corporate Office Properties Trust (REIT)	846	42,698
Countrywide Credit Industries, Inc. (Diversified Financial Services)	9,729	412,996
Cullen/Frost Bankers, Inc. (Banks)	846	47,224
Developers Diversified Realty Corp. (REIT)	1,692	106,511
Duke-Weeks Realty Corp. (REIT)	2,115	86,504
E*TRADE Financial Corp.* (Diversified Financial Services)	6,768	151,739
East-West Bancorp, Inc. (Banks)	846	29,965
Eaton Vance Corp. (Diversified Financial Services)	2,115	69,816
Edwards (A.G.), Inc. (Diversified Financial Services)	1,269	80,315
Endurance Specialty Holdings, Ltd.ADR (Insurance)	846	30,947
Equifax, Inc. (Commercial Services)	2,115	85,869
Equity Office Properties Trust (REIT)	5,499	264,887
Equity Residential Properties Trust (REIT)	4,653	236,140
Erie Indemnity Co.—Class A (Insurance)	846	49,051
Essex Property Trust, Inc. (REIT)	423	54,673
Everest Re Group, Ltd.ADR (Insurance)	846	83,001
Fannie Mae (Diversified Financial Services)	15,228	904,391
Federal Realty Investment Trust (REIT)	846	71,910
Federated Investors, Inc.—Class B (Diversified Financial Services)	1,692	57,156
Fifth Third Bancorp (Banks)	7,614	311,641
First American Financial Corp. (Insurance)	1,269	51,623
First Horizon National Corp. (Banks)	2,115	88,365
First Industrial Realty Trust, Inc. (REIT)	846	39,669
Forest City Enterprises, Inc.—Class A (Real Estate)	846	49,406
Franklin Resources, Inc. (Diversified Financial Services)	2,538	279,611
Freddie Mac (Diversified Financial Services)	10,998	746,764
Fulton Financial Corp. (Banks)	2,538	42,385

See accompanying notes to the financial statements.

47

PROFUNDS VP ProFund VP Financials	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

General Growth Properties, Inc. (REIT)	3,384	$176,746
Genworth Financial, Inc.—Class A (Diversified Financial Services)	7,191	246,004
Hanover Insurance Group, Inc. (Insurance)	846	41,285
Hartford Financial Services Group, Inc. (Insurance)	5,076	473,642
HCC Insurance Holdings, Inc. (Insurance)	1,692	54,296
Health Care Property Investors, Inc. (REIT)	2,961	109,024
Health Care REIT, Inc. (REIT)	846	36,395
Highwoods Properties, Inc. (REIT)	846	34,483
Home Properties, Inc. (REIT)	423	25,071
Hospitality Properties Trust (REIT)	1,269	60,316
Host Marriott Corp. (REIT)	8,037	197,308
HRPT Properties Trust (REIT)	3,384	41,792
Hudson City Bancorp, Inc. (Savings & Loans)	8,037	111,554
Huntington Bancshares, Inc. (Banks)	3,384	80,370
IndyMac Bancorp, Inc. (Diversified Financial Services)	1,269	57,308
IntercontinentalExchange, Inc.* (Diversified Financial Services)	846	91,283
Investors Financial Services Corp. (Banks)	846	36,099
iStar Financial, Inc. (REIT)	2,115	101,139
J.P. Morgan Chase & Co. (Diversified Financial Services)	54,567	2,635,586
Janus Capital Group, Inc. (Diversified Financial Services)	2,961	63,928
Jefferies Group, Inc. (Diversified Financial Services)	1,692	45,379
Jones Lang LaSalle, Inc. (Real Estate)	423	38,988
KeyCorp (Banks)	6,345	241,300
Kilroy Realty Corp. (REIT)	423	32,994
Kimco Realty Corp. (REIT)	3,384	152,111
KKR Financial Corp. (REIT)	1,269	33,997
Knight Capital Group, Inc.—Class A* (Diversified Financial Services)	1,692	32,436
Lazard, Ltd.—Class A.ADR (Diversified Financial Services)	846	40,050
Legg Mason, Inc. (Diversified Financial Services)	2,115	201,031
Liberty Property Trust (REIT)	1,269	62,359
Lincoln National Corp. (Insurance)	4,230	280,872
Loews Corp. (Insurance)	7,191	298,211
M&T Bank Corp. (Banks)	1,269	155,021
Mack-Cali Realty Corp. (REIT)	846	43,146
Marsh & McLennan Cos., Inc. (Insurance)	8,460	259,384
Marshall & Ilsley Corp. (Banks)	3,807	183,155
MasterCard, Inc.—Class A (Software)	846	83,322
MBIA, Inc. (Insurance)	2,115	154,522
Mellon Financial Corp. (Banks)	6,345	267,442
Mercantile Bankshares Corp. (Banks)	2,115	98,961
Merrill Lynch & Co., Inc. (Diversified Financial Services)	13,959	1,299,583
MetLife, Inc. (Insurance)	7,191	424,341
MGIC Investment Corp. (Insurance)	1,269	79,363
Moneygram International, Inc. (Software)	1,269	39,796
Moody’s Corp. (Commercial Services)	3,807	262,911
Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	15,228	1,240,016
Nasdaq Stock Market, Inc.* (Diversified Financial Services)	1,692	52,097
National City Corp. (Banks)	9,306	340,227
Nationwide Financial Services (Insurance)	846	45,853
Nationwide Health Properties, Inc. (REIT)	1,269	38,349
New Plan Excel Realty Trust, Inc. (REIT)	1,692	46,496
New York Community Bancorp (Savings & Loans)	4,230	68,103
Northern Trust Corp. (Banks)	2,961	179,703
Nuveen Investments—Class A (Diversified Financial Services)	1,269	65,836
NYSE Group, Inc.* (Diversified Financial Services)	846	82,231
Old Republic International Corp. (Insurance)	3,384	78,780
PartnerRe, Ltd.ADR (Insurance)	846	60,091
People’s Bank (Savings & Loans)	846	37,749
Philadelphia Consolidated Holding Corp.* (Insurance)	846	37,698
Plum Creek Timber Co., Inc. (Forest Products & Paper)	2,961	117,996
PMI Group, Inc. (Insurance)	1,269	59,859
PNC Financial Services Group (Banks)	4,653	344,508
Popular, Inc. (Banks)	3,807	68,336
Post Properties, Inc. (REIT)	846	38,662
Principal Financial Group, Inc. (Insurance)	4,230	248,301
Progressive Corp. (Insurance)	10,998	266,372
Prologis (REIT)	3,807	231,351
Protective Life Corp. (Insurance)	846	40,185
Prudential Financial, Inc. (Insurance)	7,614	653,738
Public Storage, Inc. (REIT)	2,115	206,213
Radian Group, Inc. (Insurance)	1,269	68,412
Raymond James Financial Corp. (Diversified Financial Services)	1,269	38,463
Rayonier, Inc. (Forest Products & Paper)	1,269	52,092
Realogy Corp.* (Real Estate)	3,384	102,604
Realty Income Corp. (REIT)	1,692	46,868
Reckson Associates Realty Corp. (REIT)	1,269	57,866
Regency Centers Corp. (REIT)	1,269	99,198
Regions Financial Corp. (Banks)	11,421	427,145
RenaissanceRe HoldingsADR (Insurance)	846	50,760
SAFECO Corp. (Insurance)	1,692	105,835
Schwab (Diversified Financial Services)	16,074	310,871
SEI Investments Co. (Software)	1,269	75,582
Simon Property Group, Inc. (REIT)	3,384	342,765
Sky Financial Group, Inc. (Banks)	1,692	48,290
SL Green Realty Corp. (REIT)	846	112,332
SLM Corp. (Diversified Financial Services)	6,345	309,446
Sovereign Bancorp, Inc. (Savings & Loans)	5,076	128,880
St. Joe Co. (Real Estate)	1,269	67,980
St. Paul Cos., Inc. (Insurance)	10,998	590,483
StanCorp Financial Group, Inc. (Insurance)	846	38,112
State Street Corp. (Banks)	5,076	342,325
SunTrust Banks, Inc. (Banks)	5,499	464,391
Synovus Financial Corp. (Banks)	4,230	130,411
T. Rowe Price Group, Inc. (Diversified Financial Services)	4,230	185,147
Taubman Centers, Inc. (REIT)	846	43,028
TCF Financial Corp. (Banks)	2,115	57,993
TD Ameritrade Holding Corp. (Diversified Financial Services)	3,807	61,597
TD Banknorth, Inc. (Banks)	1,692	54,618
The Colonial BancGroup, Inc. (Banks)	2,538	65,328
The First Marblehead Corp. (Diversified Financial Services)	846	46,234
The Goldman Sachs Group, Inc. (Diversified Financial Services)	5,922	1,180,551
The Macerich Co. (REIT)	1,269	109,857
Thornburg Mortgage Asset Corp. (REIT)	1,692	42,520
Torchmark Corp. (Insurance)	1,692	107,882
U.S. Bancorp (Banks)	27,495	995,044
UnionBanCal Corp. (Banks)	846	51,818
United Dominion Realty Trust, Inc. (REIT)	2,115	67,236
Unitrin, Inc. (Insurance)	846	42,393
UnumProvident Corp. (Insurance)	5,499	114,269
Valley National Bancorp (Banks)	1,692	44,855
Ventas, Inc. (REIT)	1,692	71,605
Vornado Realty Trust (REIT)	2,115	256,973

See accompanying notes to the financial statements.

48

PROFUNDS VP ProFund VP Financials	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

W.R. Berkley Corp. (Insurance)	2,961	$102,184
Wachovia Corp. (Banks)	30,033	1,710,379
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	1,269	34,720
Washington Federal, Inc. (Savings & Loans)	1,269	29,860
Washington Mutual, Inc. (Savings & Loans)	14,805	673,478
Webster Financial Corp. (Banks)	846	41,217
Weingarten Realty Investors (REIT)	1,269	58,514
Wells Fargo & Co. (Banks)	49,491	1,759,900
Whitney Holding Corp. (Banks)	846	27,597
Willis Group Holdings, Ltd.ADR (Insurance)	1,692	67,189
Wilmington Trust Corp. (Banks)	1,269	53,514
XL Capital, Ltd.—Class A (Insurance)	2,961	213,251
Zions Bancorp (Banks)	1,692	139,488

TOTAL COMMON STOCKS
(Cost $37,349,320)		49,578,768

Repurchase Agreements (0.3%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $129,072 (Collateralized by $126,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $131,792)	$129,000	129,000

TOTAL REPURCHASE AGREEMENTS
(Cost $129,000)		129,000

TOTAL INVESTMENT SECURITIES
(Cost $37,478,320)—100.2%		49,707,768
Net other assets (liabilities)—(0.2)%		(97,733)

NET ASSETS—100.0%		$49,610,035

*	Non-income producing security
REIT	Real Estate Investment Trust
ADR	American Depositary Receipt

ProFund VP Financials invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Banks	28.5%
Commercial Services	0.7%
Diversified Financial Services	36.2%
Forest Products & Paper	0.3%
Insurance	20.8%
Real Estate	0.9%
Real Estate Investment Trust	9.9%
Savings & Loans	2.2%
Software	0.4%
Other**	0.1%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

49

PROFUNDS VP ProFund VP Financials

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $37,349,320)	$49,578,768
Repurchase agreements, at cost	129,000

Total Investment Securities	49,707,768
Cash	1,191
Dividends and interest receivable	73,488
Receivable for investments sold	1,171,830
Prepaid expenses	173

Total Assets	50,954,450

Liabilities:
Payable for capital shares redeemed	1,260,832
Advisory fees payable	28,224
Management services fees payable	3,763
Administration fees payable	1,327
Administrative services fees payable	14,742
Distribution fees payable	12,987
Trustee fees payable	8
Transfer agency fees payable	1,287
Fund accounting fees payable	1,980
Compliance services fees payable	832
Other accrued expenses	18,433

Total Liabilities	1,344,415

Net Assets	$49,610,035

Net Assets consist of:
Capital	$43,297,856
Accumulated net investment income (loss)	349,425
Accumulated net realized gains (losses) on investments	(6,266,694)
Net unrealized appreciation (depreciation) on investments	12,229,448

Net Assets	$49,610,035

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,220,717

Net Asset Value (offering and redemption price per share)	$40.64

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$995,176
Interest	4,342

Total Investment Income	999,518

Expenses:
Advisory fees	290,264
Management services fees	58,053
Administration fees	11,893
Transfer agency fees	11,208
Administrative services fees	139,370
Distribution fees	96,755
Custody fees	28,134
Fund accounting fees	17,589
Trustee fees	492
Compliance services fees	972
Other fees	26,076

Total Gross Expenses before reductions	680,806
Less Expenses reduced by the Advisor	(30,713)

Total Net Expenses	650,093

Net Investment Income (Loss)	349,425

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(44,845)
Net realized gains (losses) on swap agreements	63
Change in net unrealized appreciation/depreciation on investments	5,184,077

Net Realized and Unrealized Gains (Losses) on Investments	5,139,295

Change in Net Assets Resulting from Operations	$5,488,720

See accompanying notes to the financial statements.

50

PROFUNDS VP ProFund VP Financials

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$349,425	$196,539
Net realized gains (losses) on investments	(44,782)	193,060
Change in net unrealized appreciation/depreciation on investments	5,184,077	581,285

Change in net assets resulting from operations	5,488,720	970,884

Distributions to Shareholders From:
Net investment income	(196,539)	(179,899)

Change in net assets resulting from distributions	(196,539)	(179,899)

Capital Transactions:
Proceeds from shares issued	117,432,507	86,605,195
Dividends reinvested	196,539	179,899
Value of shares redeemed	(109,235,218)	(82,418,733)

Change in net assets resulting from capital transactions	8,393,828	4,366,361

Change in net assets	13,686,009	5,157,346
Net Assets:
Beginning of period	35,924,026	30,766,680

End of period	$49,610,035	$35,924,026

Accumulated net investment income (loss)	$349,425	$196,539

Share Transactions:
Issued	3,141,286	2,615,392
Reinvested	5,213	5,486
Redeemed	(2,957,018)	(2,499,975)

Change in shares	189,481	120,903

See accompanying notes to the financial statements.

51

PROFUNDS VP ProFund VP Financials

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$34.84	$33.80	$30.72	$23.85	$28.02

Investment Activities:
Net investment income (loss)(a)	0.34	0.27	0.20	0.11	0.06
Net realized and unrealized gains (losses) on investments	5.69	1.06	2.97	6.80	(4.23)

Total income (loss) from investment activities	6.03	1.33	3.17	6.91	(4.17)

Distributions to Shareholders From:
Net investment income	(0.23)	(0.29)	(0.09)	(0.04)	—

Net Asset Value, End of Period	$40.64	$34.84	$33.80	$30.72	$23.85

Total Return	17.35%	3.98%	10.34%	28.99%	(14.88)%
Ratios to Average Net Assets:
Gross expenses	1.76%	1.92%	1.92%	2.07%	2.14%
Net expenses	1.68%	1.92%	1.92%	1.98%	1.98%
Net investment income (loss)	0.90%	0.80%	0.63%	0.42%	0.22%

Supplemental Data:
Net assets, end of period (000’s)	$49,610	$35,924	$30,767	$21,024	$11,898
Portfolio turnover rate(b)	247%	316%	595%	726%	1,341%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

52

ProFund VP Health Care

The ProFund VP Health Care seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Health Care Index. For the year ended December 31, 2006, the Fund had a total return of 5.25%, compared to a total return of 6.88%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Health Care Index measures the performance of the health care industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Merck (+42.66%), Abbott Laboratories (+26.88%), and Pfizer (+15.22%), while the bottom three performers in this group were United Health Group (-13.49%), Amgen (-13.38%), and Medtronic (-6.29%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Health Care from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (1/22/01)

ProFund VP Health Care	5.25%	0.73%	(0.29)%

Dow Jones U.S. Health Care Index	6.88%	2.74%	1.72%

S&P 500 Index	15.80%	6.19%	2.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

53

PROFUNDS VP ProFund VP Health Care

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Health Care seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Health Care Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.3%

Total Exposure	100.3%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Health Care Index - Composition
% of Index

Pharmaceuticals & Biotechnology	63.6%
Health Care Equipment & Services	36.4%

PROFUNDS VP ProFund VP Health Care	Schedule of Portfolio Investments December 31, 2006

Common Stocks (100.3%)
	Shares	Value

Abbott Laboratories (Pharmaceuticals)	60,060	$2,925,523
Abraxis Bioscience, Inc.* (Pharmaceuticals)	660	18,044
Advanced Medical Optics, Inc.* (Healthcare-Products)	2,640	92,928
Aetna, Inc. (Healthcare-Services)	20,460	883,463
Affymetrix, Inc.* (Biotechnology)	2,640	60,878
Alcon, Inc.ADR (Healthcare-Products)	3,300	368,841
Alexion Pharmaceuticals, Inc.* (Biotechnology)	1,320	53,315
Alkermes, Inc.* (Pharmaceuticals)	3,960	52,945
Allergan, Inc. (Pharmaceuticals)	5,940	711,256
Alpharma, Inc.—Class A (Pharmaceuticals)	1,980	47,718
American Medical Systems Holdings, Inc.* (Healthcare-Products)	2,640	48,893
AMERIGROUP Corp.* (Healthcare-Services)	1,980	71,062
Amgen, Inc.* (Biotechnology)	45,540	3,110,837
Amylin Pharmaceuticals, Inc.* (Pharmaceuticals)	4,620	166,643
Applera Corp.—Applied Biosystems Group (Electronics)	7,260	266,369
Applera Corp.—Celera Genomics Group* (Biotechnology)	3,300	46,167
Apria Healthcare Group, Inc.* (Healthcare-Services)	1,980	52,767
ArthroCare Corp.* (Healthcare-Products)	1,320	52,694
Bard (C.R.), Inc. (Healthcare-Products)	3,960	328,561
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	3,960	198,475
Bausch & Lomb, Inc. (Healthcare-Products)	1,980	103,079
Baxter International, Inc. (Healthcare-Products)	25,740	1,194,079
Beckman Coulter, Inc. (Healthcare-Products)	2,640	157,872
Becton, Dickinson & Co. (Healthcare-Products)	9,240	648,186
Bio-Rad Laboratories, Inc.—Class A* (Biotechnology)	660	54,463
Biogen Idec, Inc.* (Biotechnology)	13,200	649,308
BioMarin Pharmaceutical, Inc.* (Pharmaceuticals)	3,300	54,087
Biomet, Inc. (Healthcare-Products)	8,580	354,097
Biosite Diagnostics, Inc.* (Healthcare-Products)	660	32,241
Boston Scientific Corp.* (Healthcare-Products)	52,800	907,104
Bristol-Myers Squibb Co. (Pharmaceuticals)	75,900	1,997,688
Brookdale Senior Living, Inc. (Healthcare-Services)	1,980	95,040
Caremark Rx, Inc. (Pharmaceuticals)	16,500	942,315
Celgene Corp.* (Biotechnology)	14,520	835,336
Centene Corp.* (Healthcare-Services)	1,980	48,649
Cephalon, Inc.* (Pharmaceuticals)	2,640	185,882
Charles River Laboratories International, Inc.* (Biotechnology)	2,640	114,180
CIGNA Corp. (Insurance)	3,960	521,017
Community Health Systems, Inc.* (Healthcare-Services)	3,960	144,619
Cooper Cos., Inc. (Healthcare-Products)	1,980	88,110
Covance, Inc.* (Healthcare-Services)	2,640	155,522
Coventry Health Care, Inc.* (Healthcare-Services)	5,940	297,297
Cubist Pharmaceuticals, Inc.* (Pharmaceuticals)	1,980	35,858
CV Therapeutics, Inc.* (Pharmaceuticals)	1,980	27,641
Cyberonics, Inc.* (Healthcare-Products)	660	13,622
CYTYC Corp.* (Healthcare-Products)	4,620	130,746
Dade Behring Holdings, Inc. (Healthcare-Products)	3,300	131,373
Datascope Corp. (Healthcare-Products)	660	24,050
DaVita, Inc.* (Healthcare-Services)	3,960	225,245
Delta & Pine Land Co. (Agriculture)	1,320	53,394
DENTSPLY International, Inc. (Healthcare-Products)	5,280	157,608
Edwards Lifesciences Corp.* (Healthcare-Products)	1,980	93,139
Eli Lilly & Co. (Pharmaceuticals)	37,620	1,960,002
Endo Pharmaceuticals Holdings, Inc.* (Pharmaceuticals)	5,280	145,622
Enzo Biochem, Inc.* (Biotechnology)	1,320	18,836
Enzon, Inc.* (Biotechnology)	1,980	16,850
eResearch Technology, Inc.* (Internet)	1,320	8,884
Express Scripts, Inc.* (Pharmaceuticals)	4,620	330,792
Forest Laboratories, Inc.* (Pharmaceuticals)	12,540	634,524
Gen-Probe, Inc.* (Healthcare-Products)	1,980	103,693
Genentech, Inc.* (Biotechnology)	17,820	1,445,737
Genzyme Corp.* (Biotechnology)	9,900	609,642
Gilead Sciences, Inc.* (Pharmaceuticals)	17,820	1,157,053
Haemonetics Corp.* (Healthcare-Products)	1,320	59,426
Health Management Associates, Inc.—Class A (Healthcare-Services)	9,240	195,056
Health Net, Inc.* (Healthcare-Services)	4,620	224,809
HEALTHSOUTH Corp.* (Healthcare-Services)	3,300	74,745
Healthways, Inc.* (Healthcare-Services)	1,320	62,977
Henry Schein, Inc.* (Healthcare-Products)	3,300	161,634
Hillenbrand Industries, Inc. (Healthcare-Products)	1,980	112,721
Hologic, Inc.* (Healthcare-Products)	1,980	93,614
Hospira, Inc.* (Pharmaceuticals)	5,940	199,465
Human Genome Sciences, Inc.* (Biotechnology)	5,280	65,683
Humana, Inc.* (Healthcare-Services)	6,600	365,046
ICOS Corp.* (Biotechnology)	2,640	89,206
IDEXX Laboratories, Inc.* (Healthcare-Products)	1,320	104,676
Illumina, Inc.* (Biotechnology)	1,980	77,834
ImClone Systems, Inc.* (Pharmaceuticals)	2,640	70,646
Immucor, Inc.* (Healthcare-Products)	2,640	77,167
Incyte Genomics, Inc.* (Biotechnology)	3,300	19,272
InterMune, Inc.* (Biotechnology)	1,320	40,590

See accompanying notes to the financial statements.

54

PROFUNDS VP ProFund VP Health Care	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Intuitive Surgical, Inc.* (Healthcare-Products)	1,320	$126,588
Invacare Corp. (Healthcare-Products)	1,320	32,406
Invitrogen Corp.* (Biotechnology)	1,980	112,048
Johnson & Johnson (Healthcare-Products)	112,860	7,451,017
Kinetic Concepts, Inc.* (Healthcare-Products)	1,980	78,309
King Pharmaceuticals, Inc.* (Pharmaceuticals)	9,240	147,101
Kyphon, Inc.* (Healthcare-Products)	1,980	79,992
Laboratory Corp. of America Holdings* (Healthcare-Services)	4,620	339,431
LifePoint Hospitals, Inc.* (Healthcare-Services)	1,980	66,726
Lincare Holdings, Inc.* (Healthcare-Services)	3,300	131,472
Magellan Health Services, Inc.* (Healthcare-Services)	1,320	57,050
Manor Care, Inc. (Healthcare-Services)	2,640	123,869
Medarex, Inc.* (Pharmaceuticals)	4,620	68,330
Medco Health Solutions, Inc.* (Pharmaceuticals)	11,220	599,597
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	1,980	69,557
MedImmune, Inc.* (Biotechnology)	9,240	299,099
Medtronic, Inc. (Healthcare-Products)	44,880	2,401,529
Mentor Corp. (Healthcare-Products)	1,320	64,508
Merck & Co., Inc. (Pharmaceuticals)	85,140	3,712,105
MGI Pharma, Inc.* (Pharmaceuticals)	3,300	60,753
Millennium Pharmaceuticals, Inc.* (Biotechnology)	12,540	136,686
Millipore Corp.* (Biotechnology)	1,980	131,868
Molecular Devices Corp.* (Electronics)	660	13,906
Mylan Laboratories, Inc. (Pharmaceuticals)	7,920	158,083
Myriad Genetics, Inc.* (Biotechnology)	1,320	41,316
Nabi Biopharmaceuticals* (Pharmaceuticals)	2,640	17,899
Nektar Therapeutics* (Biotechnology)	3,300	50,193
Neurocrine Biosciences, Inc.* (Pharmaceuticals)	1,320	13,754
Noven Pharmaceuticals, Inc.* (Pharmaceuticals)	660	16,797
Odyssey Healthcare, Inc.* (Healthcare-Services)	1,320	17,503
Onyx Pharmaceuticals, Inc.* (Pharmaceuticals)	1,980	20,948
OSI Pharmaceuticals, Inc.* (Pharmaceuticals)	1,980	69,260
Owens & Minor, Inc. (Distribution/Wholesale)	1,320	41,276
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	1,320	29,528
PAREXEL International Corp.* (Commercial Services)	1,320	38,240
Patterson Cos., Inc.* (Healthcare-Products)	5,280	187,493
PDL BioPharma, Inc.* (Biotechnology)	4,620	93,047
Pediatrix Medical Group, Inc.* (Healthcare-Services)	1,980	96,822
Perrigo Co. (Pharmaceuticals)	3,300	57,090
Pfizer, Inc. (Pharmaceuticals)	281,160	7,282,045
Pharmaceutical Product Development, Inc. (Commercial Services)	3,960	127,592
PolyMedica Corp. (Healthcare-Products)	660	26,671
PSS World Medical, Inc.* (Healthcare-Products)	2,640	51,559
Psychiatric Solutions, Inc.* (Healthcare-Services)	1,980	74,290
Quest Diagnostics, Inc. (Healthcare-Services)	5,940	314,820
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	2,640	52,985
ResMed, Inc.* (Healthcare-Products)	3,300	162,426
Respironics, Inc.* (Healthcare-Products)	2,640	99,660
Savient Pharmaceuticals, Inc.* (Biotechnology)	1,980	22,196
Schering-Plough Corp. (Pharmaceuticals)	57,420	1,357,409
Sepracor, Inc.* (Pharmaceuticals)	3,960	243,857
Sierra Health Services, Inc.* (Healthcare-Services)	1,980	71,359
St. Jude Medical, Inc.* (Healthcare-Products)	13,860	506,722
STERIS Corp. (Healthcare-Products)	2,640	66,449
Stryker Corp. (Healthcare-Products)	10,560	581,962
Sunrise Assisted Living, Inc.* (Healthcare-Services)	1,980	60,826
Techne Corp.* (Healthcare-Products)	1,320	73,194
Telik, Inc.* (Biotechnology)	1,980	8,771
Tenet Healthcare Corp.* (Healthcare-Services)	18,480	128,806
The Medicines Co.* (Pharmaceuticals)	1,980	62,806
Theravance, Inc.* (Pharmaceuticals)	1,980	61,162
Thermo Electron Corp.* (Electronics)	15,840	717,394
Triad Hospitals, Inc.* (Healthcare-Services)	3,300	138,039
United Surgical Partners International, Inc.* (Healthcare-Services)	1,980	56,133
United Therapeutics Corp.* (Pharmaceuticals)	660	35,884
UnitedHealth Group, Inc. (Healthcare-Services)	52,800	2,836,945
Universal Health Services, Inc.—Class B (Healthcare-Services)	1,980	109,751
Valeant Pharmaceuticals International (Pharmaceuticals)	3,300	56,892
Varian Medical Systems, Inc.* (Healthcare-Products)	5,280	251,170
Varian, Inc.* (Electronics)	1,320	59,123
Ventana Medical Systems, Inc.* (Healthcare-Products)	1,320	56,800
Vertex Pharmaceuticals, Inc.* (Biotechnology)	4,620	172,880
Viasys Healthcare, Inc.* (Healthcare-Products)	1,320	36,722
Waters Corp.* (Electronics)	3,960	193,921
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	3,960	103,079
WellCare Health Plans, Inc.* (Healthcare-Services)	1,320	90,948
WellPoint, Inc.* (Healthcare-Services)	24,420	1,921,610
Wyeth (Pharmaceuticals)	52,140	2,654,969
Zimmer Holdings, Inc.* (Healthcare-Products)	9,240	724,231

TOTAL COMMON STOCKS (Cost $54,724,603)		67,463,682

Repurchase Agreements (1.4%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $963,536 (Collateralized by $940,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $983,211)	$963,000	963,000

TOTAL REPURCHASE AGREEMENTS (Cost $963,000)		963,000

TOTAL INVESTMENT SECURITIES (Cost $55,687,603)—101.7%		68,426,682
Net other assets (liabilities)—(1.7)%		(1,138,495)

NET ASSETS—100.0%		$67,288,187

*	Non-income producing security
ADR	American Depositary Receipt

ProFund VP Health Care invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Agriculture	0.1%
Biotechnology	12.5%
Commercial Services	0.2%
Distribution/Wholesale	0.1%
Electronics	1.9%
Healthcare-Products	27.8%
Healthcare-Services	14.2%
Insurance	0.8%
Internet	NM
Pharmaceuticals	42.7%
Other**	(0.3)%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

55

PROFUNDS VP ProFund VP Health Care

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $54,724,603)	$67,463,682
Repurchase agreements, at cost	963,000

Total Investment Securities	68,426,682
Cash	550
Dividends and interest receivable	56,356
Receivable for capital shares issued	47,236
Prepaid expenses	150

Total Assets	68,530,974

Liabilities:
Payable for investments purchased	1,124,612
Advisory fees payable	49,029
Management services fees payable	6,537
Administration fees payable	1,683
Administrative services fees payable	18,772
Distribution fees payable	15,496
Trustee fees payable	10
Transfer agency fees payable	1,631
Fund accounting fees payable	2,459
Compliance services fees payable	1,111
Other accrued expenses	21,447

Total Liabilities	1,242,787

Net Assets	$67,288,187

Net Assets consist of:
Capital	$67,567,598
Accumulated net realized gains (losses) on investments	(13,018,490)
Net unrealized appreciation (depreciation) on investments	12,739,079

Net Assets	$67,288,187

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,282,867

Net Asset Value (offering and redemption price per share)	$29.48

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$671,413
Interest	5,087

Total Investment Income	676,500

Expenses:
Advisory fees	353,758
Management services fees	70,752
Administration fees	14,560
Transfer agency fees	13,775
Administrative services fees	172,922
Distribution fees	117,919
Custody fees	21,445
Fund accounting fees	21,019
Trustee fees	562
Compliance services fees	1,231
Other fees	34,165
Recoupment of prior expenses reimbursed by the Advisor	7,581

Total Gross Expenses before reductions	829,689
Less Expenses reduced by the Advisor	(16,984)

Total Net Expenses	812,705

Net Investment Income (Loss)	(136,205)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	978,919
Change in net unrealized appreciation/depreciation on investments	2,391,395

Net Realized and Unrealized Gains (Losses) on Investments	3,370,314

Change in Net Assets Resulting from Operations	$3,234,109

See accompanying notes to the financial statements.

56

PROFUNDS VP ProFund VP Health Care

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(136,205)	$(279,417)
Net realized gains (losses) on investments	978,919	(1,211,488)
Change in net unrealized appreciation/depreciation on investments	2,391,395	4,081,068

Change in net assets resulting from operations	3,234,109	2,590,163

Capital Transactions:
Proceeds from shares issued	78,539,238	177,763,102
Value of shares redeemed	(71,792,596)	(163,063,035)

Change in net assets resulting from capital transactions	6,746,642	14,700,067

Change in net assets	9,980,751	17,290,230
Net Assets:
Beginning of period	57,307,436	40,017,206

End of period	$67,288,187	$57,307,436

Share Transactions:
Issued	2,779,584	6,552,099
Redeemed	(2,542,908)	(6,020,634)

Change in shares	236,676	531,465

See accompanying notes to the financial statements.

57

PROFUNDS VP ProFund VP Health Care
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$28.01	$26.42	$25.81	$21.98	$28.43

Investment Activities:
Net investment income (loss)(a)	(0.08)	(0.15)	(0.13)	(0.15)	(0.13)
Net realized and unrealized gains (losses) on investments	1.55	1.74	0.74	3.98	(6.32)

Total income (loss) from investment activities	1.47	1.59	0.61	3.83	(6.45)

Net Asset Value, End of Period	$29.48	$28.01	$26.42	$25.81	$21.98

Total Return	5.25%	6.02%	2.36%	17.42%	(22.69)%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.89%	1.91%	2.04%	2.14%
Net expenses	1.72%	1.89%	1.91%	1.97%	1.98%
Net investment income (loss)	(0.29)%	(0.57)%	(0.51)%	(0.63)%	(0.54)%

Supplemental Data:
Net assets, end of period (000’s)	$67,288	$57,307	$40,017	$25,286	$14,622
Portfolio turnover rate(b)	123%	310%	464%	877%	897%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

58

ProFund VP Technology

The ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Index. For the year ended December 31, 2006, the Fund had a total of 8.07%, compared to a total return of 10.10%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Technology Index measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Cisco Systems (+59.64%), Hewlett-Packard (+45.21%), and International Business Machines (+19.77%), while the bottom three performers in this group were Dell (-16.23%), Qualcomm (-11.32%), and Motorola (-8.17%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Technology from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (1/22/01)

ProFund VP Technology	8.07%	(1.16)%	(9.17)%

Dow Jones U.S. Technology Index	10.10%	1.41%	(6.77)%

S&P 500 Index	15.80%	6.19%	2.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

59

PROFUNDS VP ProFund VP Technology

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Technology seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Technology Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.1%

Total Exposure	100.1%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
Dow Jones U.S. Technology Index - Composition
% of Index

Technology Hardware & Equipment	58.6%
Software & Computer Services	41.4%

PROFUNDS VP ProFund VP Technology	Schedule of Portfolio Investments December 31, 2006

Common Stocks (100.1%)
	Shares	Value

3Com Corp.* (Telecommunications)	3,688	$15,158
ADC Telecommunications, Inc.* (Telecommunications)	922	13,397
Adobe Systems, Inc.* (Software)	5,532	227,476
ADTRAN, Inc. (Telecommunications)	461	10,465
Advanced Micro Devices, Inc.* (Semiconductors)	5,071	103,195
Agere Systems, Inc.* (Semiconductors)	1,383	26,512
Akamai Technologies, Inc.* (Internet)	1,383	73,465
Altera Corp.* (Semiconductors)	3,227	63,507
Amdocs, Ltd.*ADR (Telecommunications)	1,844	71,455
American Power Conversion Corp. (Electrical Components & Equipment)	1,844	56,408
American Tower Corp.* (Telecommunications)	3,688	137,489
Amkor Technology, Inc.* (Semiconductors)	922	8,611
Analog Devices, Inc. (Semiconductors)	3,227	106,072
Andrew Corp.* (Telecommunications)	1,383	14,148
ANSYS, Inc.* (Software)	461	20,049
Apple Computer, Inc.* (Computers)	7,837	664,891
Applied Materials, Inc. (Semiconductors)	12,447	229,648
Applied Micro Circuits Corp.* (Semiconductors)	2,766	9,847
Arris Group, Inc.* (Telecommunications)	922	11,534
Atmel Corp.* (Semiconductors)	4,149	25,101
ATMI, Inc.* (Semiconductors)	461	14,074
Autodesk, Inc.* (Software)	2,305	93,260
Avaya, Inc.* (Telecommunications)	4,149	58,003
Avocent Corp.* (Internet)	461	15,605
BEA Systems, Inc.* (Software)	3,688	46,395
BMC Software, Inc.* (Software)	1,844	59,377
Broadcom Corp.—Class A* (Semiconductors)	4,149	134,055
Brocade Communications Systems, Inc.* (Computers)	2,305	18,924
Brooks Automation, Inc.* (Semiconductors)	461	6,638
CA, Inc. (Software)	3,688	83,533
CACI International, Inc.—Class A* (Computers)	461	26,047
Cadence Design Systems, Inc.* (Computers)	2,766	49,539
CDW Corp. (Distribution/Wholesale)	461	32,418
Cerner Corp.* (Software)	461	20,976
Check Point Software Technologies, Ltd.*ADR (Internet)	1,383	30,315
Ciena Corp.* (Telecommunications)	922	25,549
Cisco Systems, Inc.* (Telecommunications)	55,781	1,524,494
Citrix Systems, Inc.* (Software)	1,844	49,880
Cognizant Technology Solutions Corp.* (Computers)	1,383	106,712
Computer Sciences Corp.* (Computers)	1,383	73,811
Compuware Corp.* (Software)	3,227	26,881
Comverse Technology, Inc.* (Telecommunications)	1,844	38,927
Conexant Systems, Inc.* (Semiconductors)	4,610	9,404
Corning, Inc.* (Telecommunications)	14,291	267,385
Cree Research, Inc.* (Semiconductors)	922	15,969
Crown Castle International Corp.* (Telecommunications)	1,844	59,561
CSG Systems International, Inc.* (Software)	461	12,323
Cymer, Inc.* (Electronics)	461	20,261
Cypress Semiconductor Corp.* (Semiconductors)	1,383	23,331
Dell, Inc.* (Computers)	18,440	462,660
Diebold, Inc. (Computers)	461	21,483
Digital River, Inc.* (Internet)	461	25,719
DST Systems, Inc.* (Computers)	461	28,872
Dycom Industries, Inc.* (Engineering & Construction)	461	9,736
Electronic Data Systems Corp. (Computers)	4,610	127,006
Electronics for Imaging, Inc.* (Computers)	461	12,253
EMC Corp.* (Computers)	20,284	267,749
Emulex Corp.* (Semiconductors)	922	17,988
Entegris, Inc.* (Semiconductors)	922	9,976
F5 Networks, Inc.* (Internet)	461	34,211
Fair Isaac Corp. (Software)	461	18,740
Fairchild Semiconductor International, Inc.* (Semiconductors)	922	15,499
Finisar Corp.* (Telecommunications)	2,305	7,445
FormFactor, Inc.* (Semiconductors)	461	17,172
Foundry Networks, Inc.* (Telecommunications)	1,383	20,717
Gartner Group, Inc.* (Commercial Services)	461	9,123
Google, Inc.—Class A* (Internet)	1,844	849,125
Harris Corp. (Telecommunications)	1,383	63,424
Hewlett-Packard Co. (Computers)	24,894	1,025,383
Hyperion Solutions Corp.* (Software)	461	16,568
IKON Office Solutions, Inc. (Office/Business Equipment)	922	15,093
Imation Corp. (Computers)	461	21,404
Informatica Corp.* (Software)	922	11,258
Ingram Micro, Inc.—Class A* (Distribution/Wholesale)	1,383	28,227
Insight Enterprises, Inc.* (Retail)	461	8,699
Integrated Device Technology, Inc.* (Semiconductors)	1,844	28,545
Intel Corp. (Semiconductors)	53,476	1,082,890
Interdigital Communications Corp.* (Telecommunications)	461	15,467

See accompanying notes to the financial statements.

60

PROFUNDS VP ProFund VP Technology

Common Stocks, continued
	Shares	Value

Intermec, Inc.* (Machinery-Diversified)	461	$11,188
International Business Machines Corp. (Computers)	13,830	1,343,584
International Rectifier Corp.* (Semiconductors)	461	17,762
Intersil Corp.—Class A (Semiconductors)	1,383	33,081
Intuit, Inc.* (Software)	2,766	84,391
j2 Global Communications, Inc.* (Internet)	461	12,562
Jack Henry & Associates, Inc. (Computers)	922	19,731
JDS Uniphase Corp.* (Telecommunications)	1,844	30,721
Juniper Networks, Inc.* (Telecommunications)	5,071	96,045
KLA-Tencor Corp. (Semiconductors)	1,844	91,739
Komag, Inc.* (Computers)	461	17,463
Kronos, Inc.* (Computers)	461	16,937
Lam Research Corp.* (Semiconductors)	1,383	70,007
Lexmark International, Inc.—Class A* (Computers)	922	67,490
Linear Technology Corp. (Semiconductors)	2,766	83,865
LSI Logic Corp.* (Semiconductors)	3,688	33,192
Macrovision Corp.* (Entertainment)	461	13,028
Marvell Technology Group, Ltd.*ADR (Semiconductors)	4,149	79,619
Maxim Integrated Products, Inc. (Semiconductors)	2,766	84,695
McAfee, Inc.* (Internet)	1,383	39,250
MEMC Electronic Materials, Inc.* (Semiconductors)	1,383	54,131
Mentor Graphics Corp.* (Computers)	922	16,624
Microchip Technology, Inc. (Semiconductors)	1,844	60,299
Micron Technology, Inc.* (Semiconductors)	6,915	96,533
Micros Systems, Inc.* (Computers)	461	24,295
Microsemi Corp.* (Semiconductors)	461	9,059
Microsoft Corp. (Software)	80,214	2,395,189
Motorola, Inc. (Telecommunications)	22,128	454,951
National Semiconductor Corp. (Semiconductors)	2,766	62,788
NCR Corp.* (Computers)	1,844	78,849
Network Appliance, Inc.* (Computers)	3,227	126,757
Novell, Inc.* (Software)	3,227	20,007
Novellus Systems, Inc.* (Semiconductors)	922	31,735
Nuance Communications, Inc.* (Software)	1,383	15,849
NVIDIA Corp.* (Semiconductors)	3,227	119,432
Openwave Systems, Inc.* (Internet)	922	8,510
Oracle Corp.* (Software)	36,880	632,123
Palm, Inc.* (Computers)	922	12,991
Parametric Technology Corp.* (Software)	922	16,614
Perot Systems Corp.—Class A* (Computers)	922	15,112
Pitney Bowes, Inc. (Office/Business Equipment)	1,844	85,174
Plantronics, Inc. (Telecommunications)	461	9,773
PMC-Sierra, Inc.* (Semiconductors)	1,844	12,373
Polycom, Inc.* (Telecommunications)	922	28,499
Progress Software Corp.* (Software)	461	12,876
QLogic Corp.* (Semiconductors)	1,383	30,315
Qualcomm, Inc. (Telecommunications)	15,213	574,898
Rambus, Inc.* (Semiconductors)	922	17,453
RealNetworks, Inc.* (Internet)	922	10,087
Red Hat, Inc.* (Software)	1,844	42,412
Redback Networks, Inc.* (Internet)	461	11,497
RF Micro Devices, Inc.* (Telecommunications)	1,844	12,521
SAIC, Inc.* (Commercial Services)	922	16,403
Salesforce.com, Inc.* (Software)	922	33,607
SanDisk Corp.* (Computers)	1,844	79,347
SBA Communications Corp.—Class A* (Telecommunications)	922	25,355
Seagate TechnologyADR (Computers)	5,532	146,598
Semtech Corp.* (Semiconductors)	461	6,025
Silicon Image, Inc.* (Semiconductors)	922	11,728
Silicon Laboratories, Inc.* (Semiconductors)	461	15,974
SiRF Technology Holdings, Inc.* (Semiconductors)	461	11,765
Skyworks Solutions, Inc.* (Semiconductors)	1,383	9,792
Sonus Networks, Inc.* (Telecommunications)	2,305	15,190
SRA International, Inc.—Class A* (Computers)	461	12,327
Sun Microsystems, Inc.* (Computers)	32,270	174,903
Sybase, Inc.* (Software)	922	22,773
Symantec Corp.* (Internet)	8,759	182,625
Synopsys, Inc.* (Computers)	1,383	36,968
Tech Data Corp.* (Distribution/Wholesale)	461	17,458
Tekelec* (Telecommunications)	461	6,837
Tellabs, Inc.* (Telecommunications)	3,688	37,839
Teradyne, Inc.* (Semiconductors)	1,844	27,586
Tessera Technologies, Inc.* (Semiconductors)	461	18,597
Texas Instruments, Inc. (Semiconductors)	13,369	385,028
Tibco Software, Inc.* (Internet)	1,844	17,407
Transaction Systems Architect, Inc.* (Software)	461	15,015
Trident Microsystems, Inc.*(Software)	461	8,381
Unisys Corp.* (Computers)	3,227	25,300
United Online, Inc. (Internet)	461	6,122
United Stationers, Inc.* (Distribution/Wholesale)	461	21,524
UTStarcom, Inc.* (Telecommunications)	922	8,068
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	461	20,985
VeriFone Holdings, Inc.* (Software)	461	16,319
VeriSign, Inc.* (Internet)	2,305	55,435
WebEx Communications, Inc.* (Internet)	461	16,084
Websense, Inc.* (Internet)	461	10,525
Western Digital Corp.* (Computers)	1,844	37,728
Wind River Systems, Inc.* (Software)	922	9,451
Xerox Corp.* (Office/Business Equipment)	8,759	148,466
Xilinx, Inc. (Semiconductors)	3,227	76,835
Yahoo!, Inc.* (Internet)	11,525	294,349

TOTAL COMMON STOCKS
(Cost $11,572,876)		18,533,302

Repurchase Agreements (0.2%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $43,024 (Collateralized By $42,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $43,931)	$43,000	43,000

TOTAL REPURCHASE AGREEMENTS
(Cost $43,000)		43,000

TOTAL INVESTMENT SECURITIES
(Cost $11,615,876)—100.3%		18,576,302
Net other assets (liabilities)—(0.3)%		(59,076)

NET ASSETS—100.0%		$18,517,226

*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

61

PROFUNDS VP ProFund VP Technology

ProFund VP Technology invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Commercial Services	0.1%
Computers	28.0%
Distribution/Wholesale	0.5%
Electrical Components & Equipment	0.3%
Electronics	0.1%
Engineering & Construction	0.1%
Entertainment	0.1%
Internet	9.1%
Machinery-Diversified	0.1%
Office/Business Equipment	1.3%
Retail	NM
Semiconductors	19.0%
Software	21.7%
Telecommunications	19.7%
Other**	(0.1)%

** Includes any non-equity securities and net other assets (liabilities).
NM Not meaningful, amount is less than 0.05%
See accompanying notes to the financial statements.

62

PROFUNDS VP ProFund VP Technology

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $11,572,876)	$18,533,302
Repurchase agreements, at cost	43,000

Total Investment Securities	18,576,302
Cash	435
Dividends and interest receivable	6,565
Receivable for investments sold	924,525
Receivable for capital shares issued	688
Prepaid expenses	77

Total Assets	19,508,592

Liabilities:
Payable for capital shares redeemed	953,395
Advisory fees payable	11,349
Management services fees payable	1,513
Administration fees payable	563
Administrative services fees payable	5,922
Distribution fees payable	6,334
Trustee fees payable	3
Transfer agency fees payable	546
Fund accounting fees payable	883
Compliance services fees payable	376
Other accrued expenses	10,482

Total Liabilities	991,366

Net Assets	$18,517,226

Net Assets consist of:
Capital	$25,251,605
Accumulated net realized gains (losses) on investments	(13,694,805)
Net unrealized appreciation (depreciation) on investments	6,960,426

Net Assets	$18,517,226

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,253,395

Net Asset Value (offering and redemption price per share)	$14.77

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$110,804
Interest	1,383

Total Investment Income	112,187

Expenses:
Advisory fees	138,508
Management services fees	27,702
Administration fees	5,692
Transfer agency fees	5,361
Administrative services fees	61,082
Distribution fees	46,169
Custody fees	21,493
Fund accounting fees	8,864
Trustee fees	229
Compliance services fees	439
Other fees	12,653

Total Gross Expenses before reductions	328,192
Less Expenses reduced by the Advisor	(18,306)

Total Net Expenses	309,886

Net Investment Income (Loss)	(197,699)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	650,505
Change in net unrealized appreciation/depreciation on investments	1,004,213

Net Realized and Unrealized Gains (Losses) on Investments	1,654,718

Change in Net Assets Resulting from Operations	$1,457,019

See accompanying notes to the financial statements.

63

PROFUNDS VP ProFund VP Technology
Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(197,699)	$(231,556)
Net realized gains (losses) on investments	650,505	1,492,123
Change in net unrealized appreciation/depreciation on investments	1,004,213	(1,300,789)

Change in net assets resulting from operations	1,457,019	(40,222)

Distributions to Shareholders From:
Net investment income	—	(97,825)
Net realized gains on investments	(1,507,440)	(973,472)

Change in net assets resulting from distributions	(1,507,440)	(1,071,297)

Capital Transactions:
Proceeds from shares issued	50,049,897	72,308,623
Dividends reinvested	1,507,440	1,071,297
Value of shares redeemed	(52,705,486)	(77,029,037)

Change in net assets resulting from capital transactions	(1,148,149)	(3,649,117)

Change in net assets	(1,198,570)	(4,760,636)
Net Assets:
Beginning of period	19,715,796	24,476,432

End of period	$18,517,226	$19,715,796

Share Transactions:
Issued	3,367,824	4,858,358
Reinvested	108,998	68,938
Redeemed	(3,545,601)	(5,204,837)

Change in shares	(68,779)	(277,541)

See accompanying notes to the financial statements.

64

PROFUNDS VP ProFund VP Technology
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$14.91	$15.30	$15.56	$10.66	$17.97

Investment Activities:
Net investment income (loss)(a)	(0.16)	(0.19)	0.06	(0.20)	(0.24)

Net realized and unrealized gains (losses) on investments	1.27	0.40	(0.14)	5.10	(7.07)

Total income (loss) from investment activities	1.11	0.21	(0.08)	4.90	(7.31)

Distributions to Shareholders From:
Net investment income	—	(0.05)	—	—	—
Net realized gains on investments	(1.25)	(0.55)	(0.18)	—	—

Total distributions	(1.25)	(0.60)	(0.18)	—	—

Net Asset Value, End of Period	$14.77	$14.91	$15.30	$15.56	$10.66

Total Return	8.07%	1.22%	(0.43)%	45.97%	(40.68)%

Ratios to Average Net Assets:
Gross expenses	1.78%	1.89%	1.87%	1.93%	2.27%
Net expenses	1.68%	1.89%	1.87%	1.93%	1.98%
Net investment income (loss)	(1.07)%	(1.29)%	0.40%	(1.47)%	(1.77)%

Supplemental Data:
Net assets, end of period (000’s)	$18,517	$19,716	$24,476	$30,631	$15,271
Portfolio turnover rate(b)	254%	381%	497%	702%	1,208%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

65

ProFund VP U.S. Government Plus

The ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2006, the Fund had a total return of -4.52%, compared to a total return of -1.16%1 for the Long Bond. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.2

The Fund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of 12/31/06, the last (most recent) Long Bond to be issued carried a maturity date of 2/15/2036 and a 4.50% coupon.

The most recently issued 30-year U.S. Treasury Bond had a total return of -1.16% in 2006 as measured by the Ryan Labs 30 Year Treasury Index. The yield on the Long Bond rose from 4.54% on 12/31/05 to 4.81% on 12/31/06 as prices declined over the course of the year amidst inflation fears, particularly in the first half of the year. The Treasury Department re-introduced the long bond in February for the first time in five years, and initial demand for the new issue was strong as the new issue (maturing February 2036) opened 12-13 yield basis points lower than the previous longest issue (maturing February 2031.) A new Fed chairman, Ben Bernanke was also introduced, as he took over for Alan Greenspan after the January meeting. Bernanke picked up right where Greenspan left off, as the Fed continued to raise rates at each of the four meetings in the first half of 2006. The Fed’s string of 17 consecutive quarter-point hikes was finally halted, however, when at the June meeting, they left the Fed Funds rate unchanged at 5.25%. The Fed then kept the Fed Funds rate unchanged for the rest of the year. The result was a partially inverted yield curve for much of the year, a phenomenon that has historically been a precursor to a recession. A particularly weak residential housing market and manufacturing sector for much of the year prompted some analysts to forecast an upcoming recession, however, falling energy prices during the second half of the year helped mitigate these concerns. Since this Fund has an investment objective seeking returns greater than 100% of the daily performance of the Long Bond, the daily performance of the Long Bond had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP U.S. Government Plus from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP U.S. Government Plus	(4.52)%	5.48%

30-year U.S. Treasury Bond	(1.16)%	7.01%

Lehman Brothers U.S. Treasury: Long-Term Index	0.79%	6.34%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1  The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.
2  1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3  The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. This index is a total return index and reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly into an index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

66

PROFUNDS VP
ProFund VP U.S. Government Plus

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective:The ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”).

Market Exposure
Investment Type	% of Net Assets

U.S. Treasury Obligations	39.2%
Futures Contracts	0.7%
Swap Agreements	84.0%

Total Exposure	123.9%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

PROFUNDS VP ProFund VP U.S. Government Plus	Schedule of Portfolio Investments December 31, 2006

U.S. Government Agency Obligations (48.5%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$4,032,000	$4,031,485
Federal Farm Credit Bank, 4.60%,1/2/07+	4,032,000	4,031,484
Federal Home Loan Bank, 4.60%, 1/2/07+	4,032,000	4,031,485
Federal National Mortgage Association, 4.60%, 1/2/07+	4,032,000	4,031,485

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $16,125,939)		16,125,939

U.S. Treasury Obligations (39.2%)
U.S. Treasury Bonds, 4.50%, 2/15/36*	13,700,000	13,025,703

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $12,218,396)		13,025,703

Repurchase Agreements (12.1%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $4,027,241 (Collateralized by $4,089,000 of various U.S. Government Agency Obligations, 3.00% - 5.875%, 8/15/07-3/21/11, market value $4,105,889)	4,025,000	4,025,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,025,000)		4,025,000

TOTAL INVESTMENT SECURITIES
(Cost $32,369,335)—99.8%		33,176,642
Net other assets (liabilities)—0.2%		81,871

NET ASSETS—100.0%		$33,258,513

+ All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

30-year U.S. Treasury Bond Futures Contract expiring March 2007* (Underlying face amount at value $222,938)	2	$(2,253)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (4.50% due 2/15/36) expiring 12/31/06	$27,952,969	$(251,785)

*	As of December 31, 2006, this security was fair valued in good faith in accordance with procedures approved by the Board of Trustees.

See accompanying notes to the financial statements.

67

PROFUNDS VP
ProFund VP U.S. Government Plus

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $28,344,335)	$29,151,642
Repurchase agreements, at cost	4,025,000

Total Investment Securities	33,176,642
Cash	290
Segregated cash balances with brokers for futures contracts	2,576
Segregated cash balances with custodian for swap agreements	188
Interest receivable	234,543
Receivable for capital shares issued	164,402
Prepaid expenses	257

Total Assets	33,578,898

Liabilities:
Unrealized loss on swap agreements	251,785
Advisory fees payable	19,794
Management services fees payable	3,959
Administration fees payable	1,177
Administrative services fees payable	12,144
Distribution fees payable	12,346
Trustee fees payable	7
Transfer agency fees payable	1,143
Fund accounting fees payable	1,662
Compliance services fees payable	1,153
Other accrued expenses	15,215

Total Liabilities	320,385

Net Assets	$33,258,513

Net Assets consist of:
Capital	$39,157,227
Accumulated net realized gains (losses) on investments	(6,451,983)
Net unrealized appreciation (depreciation) on investments	553,269

Net Assets	$33,258,513

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,101,242

Net Asset Value (offering and redemption price per share)	$30.20

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$3,289,350

Expenses:
Advisory fees	340,245
Management services fees	102,074
Administration fees	21,172
Transfer agency fees	19,729
Administrative services fees	240,442
Distribution fees	170,198
Custody fees	7,395
Fund accounting fees	28,542
Trustee fees	863
Compliance services fees	1,349
Other fees	32,259

Total Gross Expenses before reductions	964,268
Less Expenses reduced by the Advisor	(22,202)
Less Expenses reduced by the Administrator	(88)

Total Net Expenses	941,978

Net Investment Income (Loss)	2,347,372

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	339,169
Net realized gains (losses) on futures contracts	369,588
Net realized gains (losses) on swap agreements	(4,181,452)
Change in net unrealized appreciation/depreciation on investments	710,276

Net Realized and Unrealized Gains (Losses) on Investments	(2,762,419)

Change in Net Assets Resulting from Operations	$(415,047)

See accompanying notes to the financial statements.

68

PROFUNDS VP
ProFund VP U.S. Government Plus

Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the year ended December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$2,347,372	$1,408,187
Net realized gains (losses) on investments	(3,472,695)	2,144,796
Change in net unrealized appreciation/depreciation on investments	710,276	(1,056,923)

Change in net assets resulting from operations	(415,047)	2,496,060

Distributions to Shareholders From:
Net investment income	(2,347,372)	(1,408,188)

Change in net assets resulting from distributions	(2,347,372)	(1,408,188)

Capital Transactions:
Proceeds from shares issued	1,047,001,190	536,656,449
Dividends reinvested	2,347,372	1,408,188
Value of shares redeemed	(1,104,790,653)	(491,294,605)

Change in net assets resulting from capital transactions	(55,442,091)	46,770,032

Change in net assets	(58,204,510)	47,857,904
Net Assets:
Beginning of period	91,463,023	43,605,119

End of period	$33,258,513	$91,463,023

Share Transactions:
Issued	34,896,652	16,524,986
Reinvested	78,462	43,526
Redeemed	(36,667,054)	(15,193,968)

Change in shares	(1,691,940)	1,374,544

See accompanying notes to the financial statements.

69

PROFUNDS VP
ProFund VP U.S. Government Plus

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$32.75	$30.74	$28.66	$34.12	$30.00

Investment Activities:
Net investment income (loss)(b)	1.04	0.75	0.25	0.06	0.12
Net realized and unrealized gains (losses) on investments	(2.55)	2.01	2.09	(0.90)	4.89

Total income (loss) from investment activities	(1.51)	2.76	2.34	(0.84)	5.01

Distributions to Shareholders From:
Net investment income	(1.04)	(0.75)	(0.25)	(0.06)	(0.89)
Net realized gains on investments	—	—	—	(3.23)	—
Return of capital	—	—	(0.01)	(1.33)	—

Total distributions	(1.04)	(0.75)	(0.26)	(4.62)	(0.89)

Net Asset Value, End of Period	$30.20	$32.75	$30.74	$28.66	$34.12

Total Return	(4.52)%	9.01%	8.18%	(2.55)%	16.90	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.42%	1.59%	1.61%	1.74%	1.71%
Net expenses(d)	1.38%	1.59%	1.61%	1.73%	1.71%
Net investment income (loss)(d)	3.45%	2.32%	0.86%	0.18%	0.56%

Supplemental Data:
Net assets, end of period (000’s)	$33,259	$91,463	$43,605	$36,776	$124,928
Portfolio turnover rate(e)	1,308%	1,660%	1,258%	526%	269	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

70

ProFund VP Rising Rates Opportunity

The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2006, the Fund had a total return of 10.15%, compared to a total return of -1.16%1 for the Long Bond. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% the inverse of the daily price movement of the Long Bond.2

The Fund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding bond issued by the U.S. Treasury. As of 12/31/06 the last (most recent) Long Bond to be issued had a maturity date of 2/15/2036 and a 4.50% coupon.

The most recently issued 30-year U.S. Treasury Bond had a total return of -1.16% in 2006 as measured by the Ryan Labs 30 Year Treasury Index. The yield on the Long Bond rose from 4.54% on 12/31/05 to 4.81% on 12/31/06 as prices declined over the course of the year amidst inflation fears, particularly in the first half of the year. The Treasury Department re-introduced the long bond in February for the first time in five years, and initial demand for the new issue was strong as the new issue (maturing February 2036) opened 12-13 yield basis points lower than the previous longest issue (maturing February 2031.) A new Fed chairman, Ben Bernanke was also introduced, as he took over for Alan Greenspan after the January meeting. Bernanke picked up right where Greenspan left off, as the Fed continued to raise rates at each of the four meetings in the first half of 2006. The Fed’s string of 17 consecutive quarter-point hikes was finally halted, however, when at the June meeting, they left the Fed Funds rate unchanged at 5.25%. The Fed then kept the Fed Funds rate unchanged for the rest of the year. The result was a partially inverted yield curve for much of the year, a phenomenon that has historically been a precursor to a recession. A particularly weak residential housing market and manufacturing sector for much of the year prompted some analysts to forecast an upcoming recession, however, falling energy prices during the second half of the year helped mitigate these concerns. Since this Fund is designed to have inverse (negative) daily correlation to the Long Bond, it was inversely affected by the daily performance of the Long Bond and the factors affecting the Long Bond. Additionally, since this fund is leveraged, this inverse effect was magnified.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP Rising Rates Opportunity	10.15%	(7.28)%

30-year U.S. Treasury Bond	(1.16)%	7.01%

Lehman Brothers U.S. Treasury: Long-Term Index	0.79%	6.34%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses. Since the ProFund VP Rising Rates Opportunity is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. This index is a total return index and reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly into an index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

71

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”).

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(12.3)%
Swap Agreements	(116.5)%
Options	NM

Total Exposure	(128.8)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.05%.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Rising Rates Opportunity	December 31, 2006

U.S. Government Agency Obligations (78.6%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$25,726,000	$25,722,713
Federal Farm Credit Bank, 4.60%, 1/2/07+	25,726,000	25,722,713
Federal Home Loan Bank, 4.60%, 1/2/07+	25,726,000	25,722,713
Federal National Mortgage Association, 4.60%, 1/2/07+	25,726,000	25,722,713

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $102,890,852)		102,890,852

Repurchase Agreements (19.6%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $25,721,310 (Collateralized by $31,696,000 of various U.S. Government Agency Obligations, 4.75% - 4.944%*, 11/3/09-5/15/11, market value $26,222,086)	25,707,000	25,707,000

TOTAL REPURCHASE AGREEMENTS
(Cost $25,707,000)		25,707,000

Options Purchased(NM)
	Contracts

10-year U.S. Treasury Note Call Option 126 expiring March 2007	50	164
10-year U.S. Treasury Note Call Option 128 expiring March 2007	250	854

TOTAL OPTIONS PURCHASED
(Cost $5,137)		1,018

TOTAL INVESTMENT SECURITIES
(Cost $128,602,989)—98.2%		128,598,870
Net other assets (liabilities)—1.8%		2,295,521

NET ASSETS—100.0%		$130,894,391

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
*	Represents the effective yield or interest rate in effect at December 31, 2006.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Sold
	Contracts	Unrealized Appreciation (Depreciation)

30-year U.S. Treasury Bond Futures Contract expiring March 2007** (Underlying face amount at value $16,051,500)	144	$204,972

Swap Agreements
	Notional Amount at Value	Unrealized Gain (Loss)

Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (4.50% due 2/15/36) expiring 12/31/06	$(152,600,391)	$1,910,515

**	As of December 31, 2006, this security was fair valued in good faith in accordance with procedures approved by the Board of Trustees.

See accompanying notes to the financial statements.

72

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $102,895,989)	$102,891,870
Repurchase agreements, at cost	25,707,000

Total Investment Securities	128,598,870
Cash	562
Segregated cash balances with brokers for futures contracts	199,926
Segregated cash balances with custodian for swap agreements	465
Interest receivable	10,733
Receivable for capital shares issued	463,594
Unrealized gain on swap agreements	1,910,515
Prepaid expenses	659

Total Assets	131,185,324

Liabilities:
Payable for capital shares redeemed	43,280
Advisory fees payable	77,542
Management services fees payable	10,339
Administration fees payable	3,086
Administrative services fees payable	52,414
Distribution fees payable	53,442
Trustee fees payable	19
Transfer agency fees payable	2,991
Fund accounting fees payable	4,356
Compliance services fees payable	2,583
Other accrued expenses	40,881

Total Liabilities	290,933

Net Assets	$130,894,391

Net Assets consist of:
Capital	$169,356,810
Accumulated net investment income (loss)	5,128,357
Accumulated net realized gains (losses) on investments	(45,702,144)
Net unrealized appreciation (depreciation) on investments	2,111,368

Net Assets	$130,894,391

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)
6,322,547

Net Asset Value (offering and redemption price per share)	$20.70

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$7,617,007

Expenses:
Advisory fees	1,162,512
Management services fees	232,504
Administration fees	47,880
Transfer agency fees	46,079
Administrative services fees	484,163
Distribution fees	387,598
Custody fees	21,560
Fund accounting fees	66,664
Trustee fees	1,971
Compliance services fees	3,187
Other fees	86,086

Total Gross Expenses before reductions	2,540,204
Less Expenses reduced by the Advisor	(51,552)
Less Expenses reduced by the Administrator	(2)

Total Net Expenses	2,488,650

Net Investment Income (Loss)	5,128,357

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(5,138)
Net realized gains (losses) on futures contracts	(164,016)
Net realized gains (losses) on swap agreements	7,583,792
Change in net unrealized appreciation/depreciation on investments	1,829,376

Net Realized and Unrealized Gains (Losses) on Investments	9,244,014

Change in Net Assets Resulting from Operations	$14,372,371

See accompanying notes to the financial statements.

73

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the year ended December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$5,128,357	$2,305,564
Net realized gains (losses) on investments	7,414,638	(22,961,122)
Change in net unrealized appreciation/depreciation on investments	1,829,376	3,657,738

Change in net assets resulting from operations	14,372,371	(16,997,820)

Distributions to Shareholders From:
Net investment income	(2,305,564)	—

Change in net assets resulting from distributions	(2,305,564)	—

Capital Transactions:
Proceeds from shares issued	935,713,990	386,431,711
Dividends reinvested	2,305,564	—
Value of shares redeemed	(958,571,466)	(409,692,557)

Change in net assets resulting from capital transactions	(20,551,912)	(23,260,846)

Change in net assets	(8,485,105)	(40,258,666)
Net Assets:
Beginning of period	139,379,496	179,638,162

End of period	$130,894,391	$139,379,496

Accumulated net investment income (loss)	$5,128,357	$2,305,564

Share Transactions:
Issued	44,033,519	19,734,512
Reinvested	109,998	—
Redeemed	(45,105,553)	(21,093,910)

Change in shares	(962,036)	(1,359,398)

See accompanying notes to the financial statements.

74

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$19.13	$20.78	$23.32	$24.32	$30.00

Investment Activities:
Net investment income (loss)(b)	0.70	0.27	(0.10)	(0.23)	(0.09)
Net realized and unrealized
gains (losses) on investments	1.26	(1.92)	(2.44)	(0.77)	(5.59)

Total income (loss) from
investment activities	1.96	(1.65)	(2.54)	(1.00)	(5.68)

Distributions to Shareholders From:
Net investment income	(0.39)	—	—	—	—

Net Asset Value, End of Period	$20.70	$19.13	$20.78	$23.32	$24.32

Total Return	10.15%	(7.89)%	(10.89)%	(4.11)%	(18.93	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.64%	1.73%	1.75%	1.91%	2.13%
Net expenses(d)	1.61%	1.73%	1.75%	1.91%	1.98%
Net investment income (loss)(d)	3.31%	1.36%	(0.45)%	(0.94)%	(0.49)%
Supplemental Data:
Net assets, end of period (000’s)	$130,894	$139,379	$179,638	$74,272	$7,168
Portfolio turnover rate(e)	—	—	—	—	—	(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

75

PROFUNDS VP
Notes to Financial Statements
December 31, 2006

1.	Organization

ProFunds (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Financials, ProFund VP Health Care, ProFund VP Technology, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity (collectively, the “ProFunds VP” and individually, a “ProFund VP”). Each ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust and ProFunds VP enters into contracts with their vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP. However, based on experience, the ProFunds VP expect any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Security Valuation

Security prices are generally provided by a third party pricing service. The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the most recent closing price, if applicable, or at such other price that ProFund Advisors LLC (the “Advisor”) deems appropriate in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

For the ProFunds VP, debt securities, futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, fair valuation procedures as described below may be applied. Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a counterparty to a repurchase agreement with the ProFunds VP will be monitored by the Advisor.

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Notes to Financial Statements (continued)
December 31, 2006

In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the ProFund VP’s custodian. In the event of a default or bankruptcy by a selling financial institution, the ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement.

Real Estate Investment Trusts

The ProFunds VP, other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity, may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Short Sales

The ProFunds VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short. During the period, there were no short sale transactions.

When-Issued and Delayed-Delivery Securities

Each ProFund VP, may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian for such when-issued or delayed-delivery securities. As of December 31, 2006, the ProFunds VP did not hold any when-issued or delayed-delivery securities.

Futures Contracts and Related Options

The ProFunds VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When the ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures

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Notes to Financial Statements (continued)
December 31, 2006

contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Index Options

The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash. All option contracts held as of December 31, 2006 are exchange traded.

Put and call options purchased are accounted for in the same manner as portfolio securities. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. The ProFunds VP did not write options during the period.

Foreign Currency Transactions

The accounting records of the ProFunds VP are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund VP denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ProFunds VP do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. During the period, there were no foreign currency transactions.

Swap Agreements

The ProFunds VP may enter into swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the ProFunds VP obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions of trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount are recorded as “unrealized gain or loss on swap agreements” and when cash is exchanged, which is generally no later than monthly, the gain or loss realized is recorded as “realized gains or losses on swap agreements”.

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PROFUNDS VP
Notes to Financial Statements (continued)
December 31, 2006

The ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund VP on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A ProFund VP will enter into swap agreements only with large, well-capitalized and well established financial institutions. The creditworthiness of each of the firms which is a party to a swap agreement is monitored by the Advisor. Swap agreements are collateralized by cash and certain securities as indicated on the Schedule of Portfolio Investments of each particular ProFund VP.

Investment Transactions and Related Income

During the period, investment transactions were accounted for no later than one business day following the trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

In addition to the 11 active ProFunds VP included in this report, ProFund Advisors LLC serves as the investment advisor for each of the additional 91 active ProFunds in the ProFunds Trust not included in this report and each of the three active Funds in the Access One Trust. Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one ProFund VP are allocated among the respective ProFunds VP based upon relative net assets or another reasonable basis. Expenses which are attributable to funds of the ProFunds and Access One Trust are allocated across the ProFunds and Access One Trust based upon relative net assets or another reasonable basis.

Distributions to Shareholders

Each of the ProFunds VP (except ProFund VP U.S. Government Plus) intends to declare and distribute net investment income at least annually. ProFund VP U.S. Government Plus declares dividends from net investment income daily and pays dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification.

Federal Income Taxes

Each of the ProFunds VP intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. The ProFunds VP have a tax year end of December 31st.

Other
Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations as “Fees paid indirectly”.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value

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PROFUNDS VP
Notes to Financial Statements (continued)
December 31, 2006

measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the ProFunds VP do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each ProFund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

3.	Fees and Transactions with Affiliates

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP (except ProFund VP U.S. Government Plus) each pay the Advisor a fee at an annualized rate of 0.75%, of the average daily net assets of each respective ProFund VP. The ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate of 0.50%, of its average daily net assets.

BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays BISYS an annual fee based on the ProFunds’ and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing. Administration fees include additional fees paid to BISYS by the Trust for support of the ProFunds VP Compliance Service Program. ProFunds Distributors, Inc. (the “Distributor”), an affiliate of BISYS, serves as the Trust’s distributor. Under the Amended and Restated Distribution Agreement dated July 1, 2006, for providing the distribution entity and infrastructure related platform the Distributor receives an annual fee of $150,000 in aggregate from the ProFunds and Access One Trusts. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full pursuant to the Distribution and Shareholder Services Plan, it is contemplated that the Advisor, or an affiliate of the Advisor will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. BISYS Fund Services Ohio, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees. As transfer agent for the ProFunds VP, BISYS Fund Services Ohio, Inc. receives a base fee, fees based on the number of Funds and reimbursement of certain expenses. As fund accounting agent for the ProFunds VP, BISYS Fund Services Ohio, Inc. receives an annual fee based on the ProFunds and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses. The Administrator voluntarily waived fees during the period as reflected in the Statement of Operations as “Less Expenses reduced by the Administrator”. These fees are not available to be recouped in subsequent years.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 0.25%, on an annualized basis, of its average daily net assets as reimbursement or compensation for distribution-related activities and/or shareholder services. Under the Plan, the Trust or ProFunds Distributors, Inc. may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 0.25% (on an annual basis) of the average daily net assets of the applicable ProFund VP attributable to, or held in the name of the Authorized Firm for, its clients. Each ProFund VP may pay different service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers. During the year ended December 31, 2006, the Advisor, as an Authorized Firm, was reimbursed $812,930 for expenses incurred under the Plan in aggregate relating to the Trust.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. Each of the two Independent Trustees are compensated $35,000 per year based on four regular meetings, plus a maximum of $2,500 for each additional board meeting, if applicable, in aggregate from the ProFunds and Access One Trust. Each of the two Independent Trustees were compensated $51,000 ($102,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred,

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PROFUNDS VP
Notes to Financial Statements (continued)
December 31, 2006

in aggregate from the ProFunds and Access One Trust for the year ended December 31, 2006. Effective January 1, 2007, the Trust, together with Access One Trust and ProShares Trust (other trusts in the Fund Complex advised by the Advisor or an affiliate) will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Independent Trustees will also receive $3,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $1,000 for attending each telephonic meeting. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFunds VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of their average daily net assets (prior to May 1, 2006, at an annual rate of up to 0.50% of their average daily net assets) as reflected on the Statements of Operations as “Administrative services fees.”

Prior to May 1, 2006, the Advisor had contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP for the year ended December 31, 2006 in order to limit the annual operating expenses to an annualized rate of 1.98% of the average daily net assets of each ProFund VP (except ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity). ProFund VP U.S. Government Plus’ operating expenses were limited to an annualized rate of 1.73% of its average daily net assets. ProFund VP Rising Rates Opportunity’s operating expenses were limited to an annualized rate of 1.78% of its average daily net assets.

Effective May 1, 2006, the Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP for the period from May 1, 2006 through December 31, 2006 in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP (except ProFund VP U.S. Government Plus). ProFund VP U.S. Government Plus’ operating expenses are limited to an annualized rate of 1.33% of its average daily net assets.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed the expense limit for the applicable period. As of December 31, 2006, the reimbursements that may potentially be made by the ProFunds VP are as follows:

	Expires 12/31/07	Expires 12/31/08	Expires 12/31/09

ProFund VP Large-Cap Value	$745	$6,255	$—
ProFund VP Small-Cap Value	—	—	4,722
ProFund VP Financials	—	—	17,543
ProFund VP Technology	—	—	12,383

During the year ended December 31, 2006, the Advisor voluntarily waived additional management services fees in the amounts listed below for the ProFunds VP. These fees were voluntarily waived to maintain a more competitive expense ratio. These fees are not available to be recouped in subsequent years.

Waiver

ProFund VP Large-Cap Value	$31,864
ProFund VP Large-Cap Growth	21,782
ProFund VP Small-Cap Value	23,430
ProFund VP Small-Cap Growth	23,709
ProFund VP Asia 30	34,907
ProFund VP Europe 30	42,506
ProFund VP Financials	13,170
ProFund VP Health Care	16,984
ProFund VP Technology	5,923
ProFund VP U.S. Government Plus	22,202
ProFund VP Rising Rates Opportunity	51,552

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PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

4.	Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2006 were as follows:

	Purchases	Sales

ProFund VP Large-Cap Value	$319,051,758	$256,686,147
ProFund VP Large-Cap Growth	155,420,067	169,075,051
ProFund VP Small-Cap Value	370,421,425	340,193,455
ProFund VP Small-Cap Growth	558,834,004	679,163,028
ProFund VP Asia 30	244,696,772	169,181,434
ProFund VP Europe 30	247,574,314	224,135,654
ProFund VP Financials	104,666,145	96,100,359
ProFund VP Health Care	66,000,561	59,277,916
ProFund VP Technology	46,728,825	49,566,920

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2006 were as follows:

	Purchases	Sales

ProFund VP U.S. Government Plus	$451,529,671	$447,292,360

5.	Concentration Risk

Each Sector ProFund VP and ProFund VP Asia 30 may maintain exposure to issuers conducting business in a specific market sector or industry sector. These ProFunds VP are subject to the risk that those issuers (or that market sector or industry) will perform poorly, and the ProFunds VP will be negatively impacted by that poor performance. The ProFund VP Large-Cap Value and ProFund VP Large-Cap Growth may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index or security is so concentrated. The ProFund VP Asia 30 and ProFund VP Europe 30 may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which they focus their investments.

6.	Federal Income Tax Information

As of the tax year end of December 31, 2006, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires
	12/31/11	12/31/12	12/31/13	12/31/14	Total

ProFund VP Asia 30	$—	$321,648	$3,398	$—	$325,046
ProFund VP Health Care	1,381,236	545,130	231,706	—	2,158,072
ProFund VP Technology	—	—	—	635,501	635,501
ProFund VP U.S. Government Plus	1,671,792	581,813	—	2,734,670	4,988,275
ProFund VP Rising Rates Opportunity	—	21,517,217	22,965,205	—	44,482,422

As of the tax year end of December 31, 2006, the following ProFunds VP had additional net capital loss carryforwards that may be available to offset future net capital gains, if any. The amount of these losses that may be utilized are limited as a result of a prior year ownership change of the insurance company that issues the variable annuity contracts for which the ProFunds VP are investment options. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains which were offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires	Expires	Expires
	12/31/08	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	Total

ProFund VP Europe 30	$927,883	$10,516,081	$5,807,241	$3,450,241	$3,425,937	$—	$24,127,383
ProFund VP Financials	—	—	1,935,204	945,462	—	—	2,880,666
ProFund VP Health Care	—	441,193	3,868,989	680,216	—	—	4,990,398
ProFund VP Technology	—	1,358,736	2,609,011	186,109	3,182,798	1,074,176	8,410,830
ProFund VP U.S. Government Plus	—	—	—	655,276	—	—	655,276
ProFund VP Rising Rates Opportunity	—	—	991,998	26,871	—	—	1,018,869

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PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

The tax character of dividends paid to shareholders during the tax year ended December 31, 2006 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Large-Cap Value	$1,449,475	$—	$1,449,475
ProFund VP Large-Cap Growth	899,976	—	899,976
ProFund VP Small-Cap Value	—	3,876,765	3,876,765
ProFund VP Small-Cap Growth	14,103,765	3,867,760	17,971,525
ProFund VP Asia 30	427,520	—	427,520
ProFund VP Europe 30	563,768	2,744,870	3,308,638
ProFund VP Financials	196,539	—	196,539
ProFund VP Technology	1,460,700	46,740	1,507,440
ProFund VP U.S. Government Plus	2,213,142	—	2,213,142
ProFund VP Rising Rates Opportunity	2,305,564	—	2,305,564

The tax character of dividends paid to shareholders during the tax year ended December 31, 2005 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Large-Cap Value	$258,080	$—	$258,080
ProFund VP Large-Cap Growth	39,562	—	39,562
ProFund VP Small-Cap Value	2,357,531	2,108,331	4,465,862
ProFund VP Asia 30	139,525	—	139,525
ProFund VP Europe 30	8,294,131	2,912,644	11,206,775
ProFund VP Financials	179,899	—	179,899
ProFund VP Technology	1,071,297	—	1,071,297
ProFund VP U.S. Government Plus	1,408,188	—	1,408,188

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Deficit)

ProFund VP Large-Cap Value	$4,939,707	$777,088	$—	$—	$10,695,189	$16,411,984
ProFund VP Large-Cap Growth	1,062,068	343,823	—	—	4,744,116	6,150,007
ProFund VP Small-Cap Value	2,612,774	3,076,187	—	—	7,509,901	13,198,862
ProFund VP Small-Cap Growth	5,194,483	6,648,440	—	—	9,856,844	21,699,767
ProFund VP Asia 30	138,700	—	—	(325,046)	41,697,747	41,511,401
ProFund VP Europe 30	2,790,426	1,137,287	—	(24,127,383)	31,341,283	11,141,613
ProFund VP Financials	349,425	—	—	(2,880,666)	8,843,420	6,312,179
ProFund VP Health Care	—	—	—	(7,148,470)	6,869,059	(279,411)
ProFund VP Technology	—	—	—	(9,046,331)	2,311,952	(6,734,379)
ProFund VP U.S. Government Plus	134,230	—	(134,230)	(5,643,551)	(255,163)	(5,898,714)
ProFund VP Rising Rates Opportunity	5,128,357	—	—	(45,501,291)	1,910,515	(38,462,419)

At December 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

ProFund VP Large-Cap Value	$146,573,127	$11,280,215	$(585,026)	$10,695,189
ProFund VP Large-Cap Growth	72,599,890	5,165,140	(421,024)	4,744,116
ProFund VP Small-Cap Value	95,564,386	8,019,370	(509,469)	7,509,901
ProFund VP Small-Cap Growth	71,520,969	10,350,389	(493,545)	9,856,844
ProFund VP Asia 30	141,103,275	42,818,797	(1,121,050)	41,697,747
ProFund VP Europe 30	129,051,915	31,708,675	(367,392)	31,341,283
ProFund VP Financials	40,864,348	8,882,653	(39,233)	8,843,420
ProFund VP Health Care	61,557,623	7,431,359	(562,300)	6,869,059
ProFund VP Technology	16,264,350	2,346,137	(34,185)	2,311,952
ProFund VP U.S. Government Plus	33,180,020	—	(3,378)	(3,378)
ProFund VP Rising Rates Opportunity	128,597,852	—	—	—

83

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ProFunds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Financials, ProFund VP Health Care, ProFund VP Technology, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity (separate portfolios of ProFunds, hereafter collectively referred to as the “Funds”) at December 31, 2006, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 22, 2007

84

PROFUNDS VP

Additional Tax Information (unaudited)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2006, qualify for the corporate dividends received deduction for the following Funds:

Dividends
Received
Deduction

ProFund VP Large-Cap Value	53.64%
ProFund VP Asia 30	100.00%
ProFund VP Europe 30	100.00%
ProFund VP Financials	100.00%

85

PROFUNDS VP

Board Approval of Investment Advisory Agreements (unaudited)

At a meeting held on September 20, 2006, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the investment advisory agreement (the “Advisory Agreement”) with ProFund Advisors LLC (the “Advisor”) on behalf of the Funds. In determining whether it was appropriate to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; and (ix) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable, in the best interests of shareholders and should be approved. The Board took note of all of the information that had been provided and considered all of the relevant factors, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund and its shareholders by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Funds; (iii) the extent to which economies of scale would be realized as the Funds grow; and (iv) whether fee levels reflected these economies of scale, if any, for the benefit of Fund shareholders.

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to effectively manage the Funds, which may not be present at other investment advisory organizations. The Board took note of the special skills needed to manage each Fund. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and the Board considered whether it provided appropriate incentives. The Board also considered information regarding how brokerage for the Funds was allocated. Finally, the Board reviewed the Advisor’s compliance program. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of each Fund, and that the Advisor’s services benefited the Fund shareholders, particularly in light of the nature of the Funds and the services required to support them.

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trusts. The Board noted the difficulty in obtaining precise information comparing the fees charged by other investment advisers because there were few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found that the comparative information provided by the Adviser to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Funds on their own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor’s non-advisory services, including those performed under a Management Services Agreement. The Board considered indirect or “fall-out” benefits that the Advisor derived from its relationship to the Funds, noting in particular that while the Advisor may receive research provided by broker-dealers, it will not obtain research or other non-brokerage services in return for allocating brokerage. The Trustees concluded that the Management Services Agreement was in the best interests of the Funds and their shareholders; that the services to be performed were required for the operation of the Funds; and that the Advisor could provide services the nature and quality of which were at least equal to those provided by others offering the same or similar services; and that the fees were reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also considered the financial condition of the Advisor, which they found to be sound based upon its review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor the potential economies of scale, how and when shareholders may benefit from economies of scale. The Board considered the fact that the Advisor waived its fees and/or reimbursed expenses with respect to specific Funds.

86

PROFUNDS VP

Board Approval of Investment Advisory Agreements (continued) (unaudited)

The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by each Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of each Fund. It was the sense of the Board to consider and evaluate on an ongoing basis potential economies of scale and how shareholders could benefit from those economies of scale.

87

PROFUNDS VP

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect separate accounts or insurance contract fees and charges. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2006 and held for the entire period from July 1, 2006 through December 31, 2006.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

ProFund VP Large-Cap Value	$1,000.00	$1,124.60	$8.62	1.61%
ProFund VP Large-Cap Growth	1,000.00	1,111.20	8.57	1.61%
ProFund VP Small-Cap Value	1,000.00	1,081.30	8.55	1.63%
ProFund VP Small-Cap Growth	1,000.00	1,037.60	7.86	1.53%
ProFund VP Asia 30	1,000.00	1,246.60	8.66	1.53%
ProFund VP Europe 30	1,000.00	1,103.60	8.32	1.57%
ProFund VP Financials	1,000.00	1,141.10	8.80	1.63%
ProFund VP Health Care	1,000.00	1,098.40	8.62	1.63%
ProFund VP Technology	1,000.00	1,142.80	8.80	1.63%
ProFund VP U.S. Government Plus	1,000.00	1,093.90	7.02	1.33%
ProFund VP Rising Rates Opportunity	1,000.00	941.60	7.54	1.54%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

ProFund VP Large-Cap Value	$1,000.00	$1,017.09	$8.19	1.61%
ProFund VP Large-Cap Growth	1,000.00	1,017.09	8.19	1.61%
ProFund VP Small-Cap Value	1,000.00	1,016.99	8.29	1.63%
ProFund VP Small-Cap Growth	1,000.00	1,017.49	7.78	1.53%
ProFund VP Asia 30	1,000.00	1,017.49	7.78	1.53%
ProFund VP Europe 30	1,000.00	1,017.29	7.98	1.57%
ProFund VP Financials	1,000.00	1,016.99	8.29	1.63%
ProFund VP Health Care	1,000.00	1,016.99	8.29	1.63%

88

PROFUNDS VP

Expense Examples (continued) (unaudited)

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

ProFund VP Technology	$1,000.00	$1,016.99	$8.29	1.63%
ProFund VP U.S. Government Plus	1,000.00	1,018.50	6.77	1.33%
ProFund VP Rising Rates Opportunity	1,000.00	1,017.44	7.83	1.54%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

89

PROFUNDS VP

Trustees and Officers (unaudited)

Number of
		Term of		Portfolios* in	Other
	Position(s)	Office and		Fund Complex	Directorships
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Birth Date	the Trust	Time Served	During Past 5 Years	Trustee	Trustee

Independent Trustees

Russell S. Reynolds, III	Trustee	Indefinite;	Directorship	ProFunds (102);	Directorship
c/o ProFunds		October 1997 to	Search Group,	Access One	Search
7501 Wisconsin Avenue,		present	Inc. (Executive	Trust (3);	Group, Inc.
Suite 1000			Recruitment):	ProShares
Bethesda, MD 20814			President (May	Trust (12)
Birth Date: 7/57			2004 to present);
Managing Director
(March 1993 to April
2004).

Michael C. Wachs	Trustee	Indefinite;	AMC Delancey Group,	ProFunds (102);	AMC
c/o ProFunds		October	Inc. (Real Estate	Access One	Delancey
7501 Wisconsin Avenue,		1997 to	Development): Vice	Trust (3);	Group, Inc.
Suite 1000		present	President (January 2001	ProShares
Bethesda, MD 20814			to present).	Trust (12)
Birth Date: 10/61

Interested Trustee

Michael L. Sapir**	Trustee	Indefinite;	Chairman and Chief	ProFunds (102);	None
7501 Wisconsin Avenue,	and	April 1997	Executive Officer of the	Access One
Suite 1000	Chairman	to present	Advisor (May 1997 to	Trust (3);
Bethesda, MD 20814			present).	ProShares
Birth Date: 5/58				Trust (12)

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Officers

Michael L. Sapir	Chairman	Indefinite;	Chairman and Chief
7501 Wisconsin Avenue,		April 1997 to present	Executive Officer of the
Suite 1000			Advisor (May 1997 to
Bethesda, MD 20814			present).
Birth Date: 5/58
Louis M. Mayberg	President	Indefinite;	President of the Advisor
7501 Wisconsin Avenue,		February 2003 to present	(May 1997 to present).
Suite 1000
Bethesda, MD 20814
Birth Date: 8/62
Steven G. Cravath	Chief Legal Officer	Indefinite;	General Counsel of the
7501 Wisconsin Avenue,	and Secretary	June 2006 to present	Advisor (June 2006 to
Suite 1000			present); Partner,
Bethesda, MD 20814			Morrison & Foerster
Birth Date: 8/59			(1992 to June 2006).

90

PROFUNDS VP

Trustees and Officers (continued) (unaudited)

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Victor M. Frye	Chief Compliance	Indefinite;	Counsel and Chief
7501 Wisconsin Avenue,	Officer	September 2004 to present	Compliance officer of the
Suite 1000			Advisor (October 2002 to
Bethesda, MD 20814			present); Calvert Group,
Birth Date: 10/58			Ltd.; Counsel,
Compliance Officer and
Assistant Secretary
(January 1999 to
October 2002).
Stephenie E. Adams	Assistant Secretary	Indefinite;	Assistant Vice President,
7501 Wisconsin Avenue,		April 2006 to present	ProFund Advisors LLC
Suite 1000			(December 2002 to
Bethesda, MD 20814			present); Not employed,
Birth Date: 4/69			November 2002; Vice
President, FBR National
Bank & Trust (May 2000
to October 2002); Vice
President and Secretary
of FBR Fund for
Government Investors,
FBR Fund for Tax-Free
Investors, Inc., FBR
American Gas Index
Fund, Inc., and The FBR
Rushmore Fund, Inc.
(October 1995 to
October 2002).
Patrick J. Keniston	Assistant Secretary	Indefinite;	Counsel, BISYS Fund
100 Summer Street,		December 2006 to present	Services (March 2005 to
Suite 1500			present); Attorney,
Boston, MA 02110			Citigroup Global
Birth Date: 2/61			Transaction Services
(October 2001 to
March 2005); Senior
Tax Consultant,
PricewaterhouseCoopers
(June 1998 to
September 2001).
Troy A. Sheets	Treasurer	Indefinite;	BISYS Fund Services,
3435 Stelzer Road		June 2002 to present	Vice President of
Columbus, Ohio 43219			Fund Administration
Birth Date: 5/71			(April 2002 to present);
KPMG LLP, Senior
Manager (August 1993
to March 2002).
Martin R. Dean	Assistant	Indefinite;	BISYS Fund Services,
3435 Stelzer Road	Treasurer	March 2006 to present	Vice President of
Columbus, Ohio 43219			Fund Administration
Birth Date: 11/63			(September 1998
to present).

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

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ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 1-888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-776-3637; and on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling toll-free 1-888-776-3637; and on the Commission’s website at http://www.sec.gov.

ProFunds VP file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holding for the Funds in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Not just funds, ProFundsSM

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/Barra Growth Index,” and “S&P SmallCap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average®,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. “Russell 2000® Index” is a trademark of the Russell Investment Group “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. The “Nikkei 225 Stock Average” is a trademark of Nihon Keizai Shimbun, Inc. “Philadelphia Stock Exchange®”, “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/06

Not just funds, ProFundsSM Classic ProFunds VP Bull Small-Cap Europe 30 Bond Benchmarked ProFund VP Rising Rates Opportunity

Annual Report
December 31, 2006

i	Message from the Chairman
ii	Management Discussion of Fund Performance
Allocation of Portfolio Holdings & Index Composition,
Schedule of Portfolio Investments and Financial Statements

1	ProFund VP Bull
11	ProFund VP Small-Cap
24	ProFund VP Europe 30
30	ProFund VP Rising Rates Opportunity

35	Notes to Financial Statements

42	Report of Independent Registered Public Accounting Firm

43	Additional Tax Information

44	Board Approval of Investment Advisory Agreements

46	Expense Examples

47	Trustees and Officers

Message from the Chairman

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2006.

Overall, the U.S. financial markets were strong in 2006. The Fed’s rate-hike halt, moderated longterm inflation expectations, and anticipation of a “soft landing” for the economy in 2007 helped broad U.S. stock indexes continue their string of positive returns, while bond indexes remained relatively flat.

‘A Great Year for Equities . . .

The U.S. stock market started strong, got knocked down by the Fed’s spring rate hikes, and then resumed its climb in August. The S&P 500® Index ended the year with a total return of 15.8%, while the NASDAQ-100 finished the year at 7.3%. And all industry groups–measured by Dow Jones–ended the year with positive returns, with telecommunications leading the pack and technology bringing up the rear.

International equity markets did even better, helped by huge profits in Europe, record-breaking IPOs, soaring emerging markets (led by China, after a mid-year stumble), and a weakening dollar. The Bank of New York Emerging Markets 50 ADR Index finished the year at 35.1%. Japan’s domestic issues prevented it from repeating its phenomenal performance of 2005, but the Nikkei 225 still turned in a respectable year, finishing up 6.9% (U.S. dollar terms).

. . . And a Modest One for Fixed Income

The Federal Reserve pushed short term rates up in the first half of 2006 and spent the second half watching to see if more hikes were needed. Bond yields generally rose while the Fed was tightening, and then fell sharply in the 3rd quarter once the Fed paused. Yields were more volatile in the 4th quarter as conflicting signals on economic growth and inflation generated debate among bondholders over the next move by the Fed.

The 30-year Treasury bond finished the year yielding 4.8%, for a total return of -1.2%. However, the Bear Stearns High Yield Composite Index, by contrast, finished the year at 11.6%. With the threat diminished that the Fed might tighten too much and push us into recession, risk appetites improved and valuations rose.

Navigate the Market with ProFunds

Whatever direction the market takes, ProFunds believes investors should have abundant opportunities to increase potential return and reduce risk.

We remain dedicated to providing investors with innovative funds to help capture opportunities as they unfold. And, as always, we deeply appreciate your continued trust and confidence in ProFunds.

Sincerely,

Michael L. Sapir
Chairman

This material must be preceded or accompanied by a current prospectus. Investing in the ProFunds VP involves certain risks, including in all or some cases, leverage, liquidity, concentration, non-diversification, repurchase agreement and inverse correlation risks. These risks can increase volatility and decrease performance. Please see the prospectus for a more complete description of these risks. All ProFunds VP permit active investment strategies, which can decrease performance.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors LLC (“PFA”) uses a quantitative approach in seeking to achieve the daily investment objectives of each ProFund VP.1 Using this approach, PFA determines the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its daily benchmark.2

ProFunds VP seek to provide daily correlation with their benchmarks consistent with their investment objectives. PFA employs a management strategy wherein it strives to consistently pursue the investment objective of each ProFund VP.1 Accordingly, the ProFunds VP do not seek to provide correlation with their benchmarks over any period of time other than daily and do not seek to take defensive positions in unfavorable markets.

Factors that materially affected the performance of each ProFund VP3 during 2006:4

•

Benchmark Performance: The performance of the index or security underlying each ProFund VP’s benchmark is a principal factor driving fund performance[5]. Please see below for a discussion of market conditions which affected the performance of the ProFunds VP and their various benchmark indexes and securities.

•

Leverage and Correlation: Each ProFund VP is benchmarked to a positive or negative multiple of an index’s or security’s daily return. The performance of each ProFund VP that has a daily investment objective that is greater than 100% (i.e., are leveraged) of the daily performance of an index or a security (U.S. Government Plus, UltraBull, UltraMid-Cap, UltraSmall-Cap and UltraOTC) was impacted proportionately more by the daily performance of an index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Rising Rates Opportunity, Bear, Short Dow 30, Short OTC, Short Mid-Cap, Short Small-Cap, UltraShort Dow 30, and UltraShort OTC) were inversely impacted by the daily performance of the underlying index or security and, in turn, by the factors and market conditions affecting that index or security on a daily basis. Certain of these inverse funds are also leveraged (Rising Rates Opportunity, UltraShort OTC, and UltraShort Dow 30.) For these funds, the inverse impact discussed above was amplified.

•

Compounding of Daily Returns (Leveraged and Inverse ProFunds VP): PFA attempts to rebalance leverage on a daily basis to the target ratio implicit in the stated investment objective of each ProFund VP. For example, the target leverage ratios for ProFunds VP UltraOTC, Short OTC and UltraShort OTC are +2x, -1x, and -2x, respectively. The impact of daily rebalancings of leverage over periods greater than one day is illustrated in the following hypothetical example:

•

Assume the benchmark index is up 1.00% on day one, and down 1.00% on day two, for a cumulative two-day return of -0.01%. For purposes of illustration, expenses are ignored. Assume $100.00 is invested in a hypothetical fund that seeks to return 200% of the daily performance of the Index. On day one, the value of the investment should increase $2.00 to $102.00. On day two, the value of the investment should decrease -$2.04 (-2.00% of $102.00) to $99.96. This strategy results in a -.04% cumulative two-day return. Note that while this strategy does provide 200% of the return of the index on each particular day, it can not be counted on to return 200% of the index’s cumulative two-day return.

•

Because of the effect of compounding, the hypothetical investment declines over the two-day period considerably more than twice the cumulative return of the index. This example illustrates that an investment strategy using leverage that is rebalanced daily can result in underperformance relative to other investment strategies. In general, in trendless or flat markets it is expected that the Fund will underperform the multiple of the return of the index for periods greater than one day. In other scenarios, use of leverage that is rebalanced daily can result in overperformance relative to other investment strategies.

•

Cost of Leverage: The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index was negatively impacted by costs associated with leveraging. Inverse ProFunds VP generally benefited from financing related factors associated with the use of leveraged investment techniques.

•

Equity Dividends and Bond Yields: The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index or security was positively impacted by capturing a multiple of the dividend or income yield associated with the benchmark index or security. Inverse ProFunds VP were negatively impacted by virtue of effectively having to pay out a multiple of the dividend or income yield associated with the benchmark index or security.

•

Fees, expenses, and transaction costs: Fees and expenses are listed in the financial statements of each ProFund VP and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. Additionally, high levels of shareholder purchase and redemption activity and use of leverage lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each ProFund VP. Transaction costs are not reflected in the funds expense ratio. Transaction costs are generally higher for ProFunds VP with higher turnover and for ProFunds VP that are benchmarked to indexes or securities that are comparatively less liquid than other ProFund VPs’ benchmark indexes or securities.

[1]	Other than ProFund VP Money Market
[2]

A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraOTC has a benchmark of 200% the daily return of the NASDAQ-100 Index®.

[3]	Includes references to additional ProFunds VP of the ProFunds Trust not included in this report.
[4]	Past performance does not guarantee future results.
[5]

Unlike ProFunds VP, indexes do not actually hold a portfolio of securities and /or financial instruments. Indexes and individual securities do not incur fees, expenses and transaction costs. Fees, expenses, and transaction costs incurred by ProFunds VP negatively impact the performance of the ProFunds VP. Performance for each ProFund VP will differ from the underlying index or security performance.

ii

PROFUNDS VP

Management Discussion of Fund Performance (continued)

General Factors Affecting Benchmark and Fund Performance:

In 2006, the S&P 500 Index rose by 15.8%, with most other broad measures of the U.S. equity market posting similar returns in the mid to upper teens.1 Global equity markets, in the aggregate, were up even stronger than the U.S. market, with the DJ Wilshire Global ex-US Index rising 24.0% in U.S. dollar terms. The U.S. Dollar faltered against the Euro and the British Pound in 2006, driving the U.S. Dollar Index (a popular measure of the value of the U.S. dollar) down 8.2%.

Looking back at 2006, the U.S. economy performed admirably versus expectations, aiding the stock market and pushing interest rates up slightly. Strong points for the economy included a steady GDP growth rate that was deemed neither too strong nor too weak by most analysts, healthy growth in corporate profits, and declining unemployment. Previous concerns about U.S. budget deficits and high energy costs abated somewhat, yet are still on the minds of many investors. Housing and mortgage markets continued to be a big focus and a big question mark, as investors tried to evaluate how these markets would play out, and the potential impact of any significant moves on the overall economy and the financial markets.

In 2006, the economy continued to grow at a solid pace, as Real (inflation-adjusted) Gross Domestic Product posted a 3.4% growth rate, making 2006 the fourth consecutive year of growth in the 3-4% range. Corporate profits, as measured by Standard & Poor’s calculation of the S&P 500’s operating earnings, grew by a robust 15% over 2005 levels. The unemployment rate continued to trend down, declining from 4.9% to 4.5%, while Non-Farm payrolls expanded by 1.8 million, on top of a 2.0 million increase in 2005. Core inflation rates edged up in 2006, with the Consumer Price Index (CPI) excluding Food and Energy showing a 2.6% increase. Crude Oil prices, a primary measure of energy costs, ended the year essentially unchanged, with the near term futures contract trading near $61 per barrel.

Continuing concerns for the stock and bond markets include the residential housing and mortgage markets. Housing prices decelerated sharply in 2006, from double digit increases in 2005, to essentially flat prices in 2006. The National Association of Realtors measured the median price of existing homes at $221,600 at year end, exactly the same as a year prior. Many homeowners with adjustable rate mortgages (ARMs) face higher mortgage payments. According to the Mortgage Bankers’ Association, about one quarter of mortgages now have adjustable rates, and many of these have the potential to reset with substantially higher interest rates in the next few years. Declining home prices and/or rising mortgage costs have the ability to negatively impact the overall economy.

The Federal Reserve raised the Fed Funds Target Rate from 4.25% to 5.25% during the first half of the year, then held the rate steady through the end of the year. Long-term interest rates moved higher as well, in large part due to better-than-expected economic conditions. The benchmark U.S. 10-year Treasury Note yield increased from 4.39% to 4.70%. With short term rates higher than long term rates, the U.S. yield curve ended the year “inverted,” a condition that historically has been a precursor to a weakening economy.

Returns were strongly positive across the capitalization spectrum in 2006 with small cap stocks outpacing large caps and mid cap stocks lagging. Large cap stocks (as measured by the S&P 500 Index) returned 15.8%, while mid cap stocks (as measured by the S&P Midcap 400 Index) trailed the large caps with a return of 10.3%. Small cap stocks (as measured by the Russell 2000 Index) slightly outperformed the S&P 500, returning 18.4%.

Performance was also positive across all of the value and growth splits for the aforementioned indexes, although differences in performances between these indexes were more pronounced. As measured by the S&P/Citigroup Index methodology, value stocks consistently outperformed growth stocks across the capitalization spectrum. Large, mid, and small cap value stocks returned 20.9%, 15.0%, and 19.7% respectively versus their large, mid and small cap growth counterparts, which returned 11.0%, 5.9%, and 10.6% respectively. The relative underperformance of growth stocks was particularly apparent in the traditionally growth oriented NASDAQ-100® Index, which returned 7.3% during the year.

Certain sectors of the market saw performances that deviated significantly from the broader market performance. As measured by the Dow Jones Total Market Indexes, sectors that significantly outperformed the broad markets included Telecommunications and Real Estate, which returned 36.8% and 35.5% respectively. Substantially underperforming the broad market was Health Care, Internet, Biotechnology, and Semiconductors with returns of 6.9%, 2.9%, –2.5%, and –5.3% respectively. The remainder of the sectors tracked by the various ProFunds saw returns relatively consistent with the broader market. Those sectors outperforming the S&P 500 were Oil & Gas, Utilities, Financials, Banking, and Basic Materials, returning 22.8%, 21.3%, 19.4%, 17.7%, and 17.6% respectively, while Consumer Goods, Pharmaceuticals, Consumer Services, Industrials, Technology, and Precious Metals performances fell short of the S&P 500 with returns of 14.9%, 14.4%, 14.4%, 13.9%, 10.1%, and 9.9% respectively. Sector returns generally fell in line along the value and growth spectrums, with the sectors traditionally viewed as more value oriented outperforming and sectors traditionally viewed as more growth oriented underperforming the broader markets.

International equities continued their streak of beating their U.S. counterparts. Strong European markets and continued M&A activity aided performance of the MSCI EAFE Index as it returned 26.3%2 for the year, while the Japanese markets weighed heavily on the EAFE as evidenced by a 6.9%2 return from the Nikkei 225 Stock Average. The rest of the Asian markets were strong as a whole as the MSCI Asia Pacific Free Excluding Japan Index posted a return of 33.6%2 in 2006.

Daily equity volatility, which had been near historic lows throughout much of 2004 and 2005, remained well below long-term averages despite a brief jump in May, June, and July. The New York Stock Exchange averaged trading volume of 1.65 billion shares per day during the year, up 5.7% over 2005, while the NASDAQ averaged 1.31 billion shares per day, an increase of 32.5% over the previous year. Increased trading volumes and increased liquidity generally improved the ability of ProFund Advisors to successfully implement each of the funds’ investment strategy.

Although one or more of these conditions impacted the security or securities comprising each ProFund’s benchmark and, in turn, impacted the performance of each ProFund, ProFund Advisors does not invest the assets of the ProFunds based on its view of the investment merit of a particular security, instrument or company. In addition, ProFund Advisors does not conduct conventional stock research or analysis, forecast stock market movements, trends or market conditions, or normally take temporary defensive positions.

[1]	The index returns presented account for the theoretical reinvestment of dividends in the index.
[2]	U.S. Dollar terms

iii

ProFund VP Bull

The ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® Index. For the year ended December 31, 2006, the Fund had a total return of 13.66%, compared to a total return of 15.80%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were ExxonMobil (+39.07%), Bank of America (+20.69%), and Altria Group (+19.87%), while the bottom three performers in this group were American International Group (+6.05%), General Electric (+9.35%), and Johnson & Johnson (+12.44%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from May 1, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (5/1/01)

ProFund VP Bull	13.66%	3.94%	1.52%

S&P 500 Index	15.80%	6.19%	3.80%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

1

PROFUNDS VP ProFund VP Bull

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Bull seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P 500 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	84.2%
Futures Contracts	17.1%

Total Exposure	101.3%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
S&P 500 Index - Composition
% of Index

Financial	22.1%
Consumer Non-Cyclical	20.0%
Communications	11.6%
Industrial	11.1%
Technology	10.6%
Energy	9.9%
Consumer Cyclical	8.3%
Utilities	3.5%
Basic Materials	2.9%

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Common Stocks (84.2%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	15,428	$1,202,304
Abbott Laboratories (Pharmaceuticals)	31,784	1,548,199
ACE, Ltd.ADR (Insurance)	6,728	407,515
ADC Telecommunications, Inc.* (Telecommunications)	2,320	33,710
Adobe Systems, Inc.* (Software)	11,948	491,302
Advanced Micro Devices, Inc.* (Semiconductors)	10,092	205,372
Aetna, Inc. (Healthcare-Services)	10,904	470,835
Affiliated Computer Services, Inc.—Class A* (Computers)	2,436	118,974
AFLAC, Inc. (Insurance)	10,208	469,568
Agilent Technologies, Inc.* (Electronics)	8,468	295,110
Air Products & Chemicals, Inc. (Chemicals)	4,524	317,947
Alcoa, Inc. (Mining)	17,864	536,098
Allegheny Energy, Inc.* (Electric)	3,364	154,441
Allegheny Technologies, Inc. (Iron/Steel)	2,088	189,340
Allergan, Inc. (Pharmaceuticals)	3,132	375,026
Allied Waste Industries, Inc.* (Environmental Control)	5,220	64,154
Allstate Corp. (Insurance)	12,876	838,356
Alltel Corp. (Telecommunications)	7,772	470,051
Altera Corp.* (Semiconductors)	7,308	143,821
Altria Group, Inc. (Agriculture)	43,384	3,723,215
Amazon.com, Inc.* (Internet)	6,380	251,755
Ambac Financial Group, Inc. (Insurance)	2,204	196,310
Ameren Corp. (Electric)	4,292	230,609
American Electric Power, Inc. (Electric)	8,236	350,689
American Express Co. (Diversified Financial Services)	24,244	1,470,883
American International Group, Inc. (Insurance)	53,360	3,823,777
American Power Conversion Corp. (Electrical Components & Equipment)	3,480	106,453
American Standard Cos. (Building Materials)	3,596	164,877
Ameriprise Financial, Inc. (Diversified Financial Services)	4,988	271,846
AmerisourceBergen Corp. (Pharmaceuticals)	4,060	182,538
Amgen, Inc.* (Biotechnology)	24,128	1,648,183
Anadarko Petroleum Corp. (Oil & Gas)	9,512	413,962
Analog Devices, Inc. (Semiconductors)	7,076	232,588
Anheuser-Busch Cos., Inc. (Beverages)	15,892	781,886
AON Corp. (Insurance)	6,496	229,569
Apache Corp. (Oil & Gas)	6,728	447,479
Apartment Investment and Management Co.—Class A (REIT)	1,972	110,471
Apollo Group, Inc.—Class A* (Commercial Services)	2,784	108,492
Apple Computer, Inc.* (Computers)	17,748	1,505,740
Applera Corp.—Applied Biosystems Group (Electronics)	3,712	136,193
Applied Materials, Inc. (Semiconductors)	28,420	524,349
Archer-Daniels-Midland Co. (Agriculture)	13,688	437,468
Archstone-Smith Trust (REIT)	4,524	263,342
Ashland, Inc. (Chemicals)	1,160	80,249
AT&T, Inc. (Telecommunications)	79,576	2,844,842
Autodesk, Inc.* (Software)	4,756	192,428
Automatic Data Processing, Inc. (Software)	11,368	559,874
AutoNation, Inc.* (Retail)	3,132	66,774
AutoZone, Inc.* (Retail)	1,044	120,645
Avaya, Inc.* (Telecommunications)	9,280	129,734
Avery Dennison Corp. (Household Products/Wares)	1,972	133,958
Avon Products, Inc. (Cosmetics/Personal Care)	9,280	306,611
Baker Hughes, Inc. (Oil & Gas Services)	6,380	476,331
Ball Corp. (Packaging & Containers)	2,204	96,094
Bank of America Corp. (Banks)	93,148	4,973,172
Bank of New York Co., Inc. (Banks)	15,776	621,101
Bard (C.R.), Inc. (Healthcare-Products)	2,088	173,241
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	2,204	110,464
Bausch & Lomb, Inc. (Healthcare-Products)	1,160	60,390
Baxter International, Inc. (Healthcare-Products)	13,224	613,461
BB&T Corp. (Banks)	11,136	489,204
Bear Stearns Cos., Inc. (Diversified Financial Services)	2,320	377,650
Becton, Dickinson & Co. (Healthcare-Products)	5,104	358,046
Bed Bath & Beyond, Inc.* (Retail)	5,800	220,980
BellSouth Corp. (Telecommunications)	37,816	1,781,512
Bemis Co., Inc. (Packaging & Containers)	2,204	74,892
Best Buy Co., Inc. (Retail)	8,236	405,129
Big Lots, Inc.* (Retail)	2,204	50,516
Biogen Idec, Inc.* (Biotechnology)	6,844	336,656
Biomet, Inc. (Healthcare-Products)	5,104	210,642
BJ Services Co. (Oil & Gas Services)	6,032	176,858
Black & Decker Corp. (Hand/Machine Tools)	1,392	111,319

See accompanying notes to the financial statements.

2

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

BMC Software, Inc.* (Software)	4,292	$138,202
Boeing Co. (Aerospace/Defense)	16,356	1,453,066
Boston Properties, Inc. (REIT)	2,436	272,540
Boston Scientific Corp.* (Healthcare-Products)	24,244	416,512
Bristol-Myers Squibb Co. (Pharmaceuticals)	40,716	1,071,645
Broadcom Corp.—Class A* (Semiconductors)	9,744	314,829
Brown-Forman Corp. (Beverages)	1,624	107,574
Brunswick Corp. (Leisure Time)	1,856	59,206
Burlington Northern Santa Fe Corp. (Transportation)	7,308	539,403
CA, Inc. (Software)	8,352	189,173
Campbell Soup Co. (Food)	4,524	175,938
Capital One Financial Corp. (Diversified Financial Services)	8,468	650,512
Cardinal Health, Inc. (Pharmaceuticals)	8,468	545,593
Caremark Rx, Inc. (Pharmaceuticals)	8,700	496,857
Carnival Corp.ADR (Leisure Time)	9,280	455,184
Caterpillar, Inc. (Machinery-Construction & Mining)	13,340	818,142
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	3,712	123,238
CBS Corp.—Class B (Media)	16,124	502,746
Celgene Corp.* (Biotechnology)	7,656	440,450
CenterPoint Energy, Inc. (Electric)	6,380	105,780
Centex Corp. (Home Builders)	2,436	137,074
CenturyTel, Inc. (Telecommunications)	2,436	106,356
Chesapeake Energy Corp. (Oil & Gas)	8,584	249,365
ChevronTexaco Corp. (Oil & Gas)	44,312	3,258,261
Chicago Mercantile Exchange (Diversified Financial Services)	696	354,786
Chubb Corp. (Insurance)	8,584	454,179
Ciena Corp.* (Telecommunications)	1,624	45,001
CIGNA Corp. (Insurance)	2,088	274,718
Cincinnati Financial Corp. (Insurance)	3,596	162,935
Cintas Corp. (Textiles)	2,784	110,553
Circuit City Stores, Inc. (Retail)	2,900	55,042
Cisco Systems, Inc.* (Telecommunications)	125,860	3,439,753
CIT Group, Inc. (Diversified Financial Services)	4,176	232,896
Citigroup, Inc. (Diversified Financial Services)	100,572	5,601,860
Citizens Communications Co. (Telecommunications)	6,612	95,014
Citrix Systems, Inc.* (Software)	3,712	100,410
Clear Channel Communications, Inc. (Media)	10,208	362,792
Clorox Co. (Household Products/Wares)	3,132	200,918
CMS Energy Corp.* (Electric)	4,524	75,551
Coach, Inc.* (Apparel)	7,540	323,918
Coca-Cola Co. (Beverages)	42,224	2,037,308
Coca-Cola Enterprises, Inc. (Beverages)	5,800	118,436
Cognizant Technology Solutions Corp.* (Computers)	2,900	223,764
Colgate-Palmolive Co. (Cosmetics/Personal Care)	10,672	696,241
Comcast Corp.—Special Class A* (Media)	43,152	1,826,625
Comerica, Inc. (Banks)	3,248	190,593
Commerce Bancorp, Inc. (Banks)	3,828	135,014
Compass Bancshares, Inc. (Banks)	2,668	159,146
Computer Sciences Corp.* (Computers)	3,480	185,728
Compuware Corp.* (Software)	7,192	59,909
Comverse Technology, Inc.* (Telecommunications)	4,176	88,155
ConAgra Foods, Inc. (Food)	10,672	288,144
ConocoPhillips (Oil & Gas)	33,176	2,387,013
CONSOL Energy, Inc. (Coal)	3,828	122,994
Consolidated Edison, Inc. (Electric)	5,220	250,925
Constellation Brands, Inc.* (Beverages)	4,408	127,920
Constellation Energy Group, Inc. (Electric)	3,712	255,645
Convergys Corp.* (Commercial Services)	2,784	66,204
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	1,856	167,838
Corning, Inc.* (Telecommunications)	32,132	601,190
Costco Wholesale Corp. (Retail)	9,396	496,767
Countrywide Credit Industries, Inc. (Diversified Financial Services)	12,760	541,662
Coventry Health Care, Inc.* (Healthcare-Services)	3,364	168,368
CSX Corp. (Transportation)	8,700	299,541
Cummins, Inc. (Machinery-Diversified)	1,044	123,380
CVS Corp. (Retail)	16,820	519,906
D.R. Horton, Inc. (Home Builders)	5,800	153,641
Danaher Corp. (Miscellaneous Manufacturing)	4,872	352,928
Darden Restaurants, Inc. (Retail)	3,016	121,153
Dean Foods Co.* (Food)	2,784	117,708
Deere & Co. (Machinery-Diversified)	4,756	452,153
Dell, Inc.* (Computers)	45,820	1,149,624
Devon Energy Corp. (Oil & Gas)	9,048	606,940
Dillards, Inc.—Class A (Retail)	1,276	44,622
DIRECTV Group, Inc.* (Media)	16,124	402,133
Dollar General Corp. (Retail)	6,380	102,463
Dominion Resources, Inc. (Electric)	7,308	612,703
Dover Corp. (Miscellaneous Manufacturing)	4,176	204,708
Dow Jones & Co., Inc. (Media)	1,392	52,896
DTE Energy Co. (Electric)	3,712	179,698
Du Pont (Chemicals)	18,560	904,058
Duke Energy Corp. (Electric)	26,216	870,634
Dynegy, Inc.—Class A* (Pipelines)	7,761	56,189
E*TRADE Financial Corp.* (Diversified Financial Services)	8,700	195,054
Eastman Chemical Co. (Chemicals)	1,740	103,199
Eastman Kodak Co. (Miscellaneous Manufacturing)	5,916	152,633
Eaton Corp. (Miscellaneous Manufacturing)	3,016	226,622
eBay, Inc.* (Internet)	24,012	722,041
Ecolab, Inc. (Chemicals)	3,712	167,782
Edison International (Electric)	6,960	316,541
El Paso Corp. (Pipelines)	14,732	225,105
Electronic Arts, Inc.* (Software)	6,264	315,455
Electronic Data Systems Corp. (Computers)	10,556	290,818
Eli Lilly & Co. (Pharmaceuticals)	20,300	1,057,630
Embarq Corp. (Telecommunications)	3,016	158,521
EMC Corp.* (Computers)	45,008	594,106
Emerson Electric Co. (Electrical Components & Equipment)	16,704	736,145
Entergy Corp. (Electric)	4,292	396,237
EOG Resources, Inc. (Oil & Gas)	4,988	311,501
Equifax, Inc. (Commercial Services)	2,552	103,611
Equity Office Properties Trust (REIT)	7,308	352,026
Equity Residential Properties Trust (REIT)	6,032	306,124
Exelon Corp. (Electric)	13,920	861,509
Express Scripts, Inc.* (Pharmaceuticals)	2,784	199,334
Exxon Mobil Corp. (Oil & Gas)	119,016	9,120,196
Family Dollar Stores, Inc. (Retail)	3,132	91,862
Fannie Mae (Diversified Financial Services)	20,184	1,198,728
Federated Department Stores, Inc. (Retail)	10,672	406,923
Federated Investors, Inc.—Class B (Diversified Financial Services)	1,856	62,696
FedEx Corp. (Transportation)	6,264	680,396
Fidelity National Information Services, Inc. (Software)	3,364	134,863
Fifth Third Bancorp (Banks)	11,484	470,040
First Data Corp. (Software)	16,124	411,484
First Horizon National Corp. (Banks)	2,552	106,623
FirstEnergy Corp. (Electric)	6,612	398,109
Fiserv, Inc.* (Software)	3,596	188,502
Fluor Corp. (Engineering & Construction)	1,856	151,542
Ford Motor Co. (Auto Manufacturers)	37,932	284,869
Forest Laboratories, Inc.* (Pharmaceuticals)	6,612	334,567
See accompanying notes to the financial statements.

3

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Fortune Brands, Inc. (Household Products/Wares)	3,132	$267,441
FPL Group, Inc. (Electric)	8,352	454,516
Franklin Resources, Inc. (Diversified Financial Services)	3,364	370,612
Freddie Mac (Diversified Financial Services)	14,384	976,674
Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	4,060	226,264
Gannett Co., Inc. (Media)	4,872	294,561
General Dynamics Corp. (Aerospace/Defense)	8,352	620,971
General Electric Co. (Miscellaneous Manufacturing)	209,960	7,812,611
General Mills, Inc. (Food)	7,192	414,259
General Motors Corp. (Auto Manufacturers)	11,600	356,352
Genuine Parts Co. (Distribution/Wholesale)	3,480	165,056
Genworth Financial, Inc.—Class A (Diversified Financial Services)	9,164	313,500
Genzyme Corp.* (Biotechnology)	5,336	328,591
Gilead Sciences, Inc.* (Pharmaceuticals)	9,628	625,146
Goodrich Corp. (Aerospace/Defense)	2,552	116,244
Google, Inc.—Class A* (Internet)	4,408	2,029,795
H & R Block, Inc. (Commercial Services)	6,728	155,013
Halliburton Co. (Oil & Gas Services)	20,532	637,519
Harley-Davidson, Inc. (Leisure Time)	5,336	376,028
Harman International Industries, Inc. (Home Furnishings)	1,392	139,075
Harrah’s Entertainment, Inc. (Lodging)	4,422	365,787
Hartford Financial Services Group, Inc. (Insurance)	6,496	606,142
Hasbro, Inc. (Toys/Games/Hobbies)	3,248	88,508
Health Management Associates, Inc.—Class A (Healthcare-Services)	4,988	105,297
Heinz (H.J.) Co. (Food)	6,844	308,048
Hercules, Inc.* (Chemicals)	2,320	44,799
Hess Corp. (Oil & Gas)	5,452	270,256
Hewlett-Packard Co. (Computers)	56,492	2,326,905
Hilton Hotels Corp. (Lodging)	7,772	271,243
Home Depot, Inc. (Retail)	41,528	1,667,763
Honeywell International, Inc. (Miscellaneous Manufacturing)	16,588	750,441
Hospira, Inc.* (Pharmaceuticals)	3,248	109,068
Humana, Inc.* (Healthcare-Services)	3,364	186,063
Huntington Bancshares, Inc. (Banks)	4,872	115,710
IAC/InterActiveCorp* (Internet)	4,524	168,112
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	8,468	391,137
IMS Health, Inc. (Software)	4,176	114,756
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	6,264	245,110
Intel Corp. (Semiconductors)	119,364	2,417,122
International Business Machines Corp. (Computers)	31,088	3,020,200
International Flavors & Fragrances, Inc. (Chemicals)	1,624	79,836
International Game Technology (Entertainment)	6,960	321,552
International Paper Co. (Forest Products & Paper)	9,396	320,404
Interpublic Group of Cos., Inc.* (Advertising)	9,164	112,167
Intuit, Inc.* (Software)	7,192	219,428
ITT Industries, Inc. (Miscellaneous Manufacturing)	3,828	217,507
J.C. Penney Co., Inc. (Holding Company) (Retail)	4,524	349,977
J.P. Morgan Chase & Co. (Diversified Financial Services)	71,572	3,456,928
Jabil Circuit, Inc. (Electronics)	3,828	93,977
Janus Capital Group, Inc. (Diversified Financial Services)	4,176	90,160
JDS Uniphase Corp.* (Telecommunications)	4,060	67,640
Johnson & Johnson (Healthcare-Products)	59,508	3,928,719
Johnson Controls, Inc. (Auto Parts & Equipment)	4,060	348,835
Jones Apparel Group, Inc. (Apparel)	2,204	73,680
Juniper Networks, Inc.* (Telecommunications)	11,368	215,310
KB Home (Home Builders)	1,624	83,279
Kellogg Co. (Food)	5,220	261,313
KeyCorp (Banks)	8,236	313,215
KeySpan Corp. (Gas)	3,596	148,083
Kimberly-Clark Corp. (Household Products/Wares)	9,512	646,341
Kimco Realty Corp. (REIT)	4,640	208,568
Kinder Morgan, Inc. (Pipelines)	2,204	233,073
King Pharmaceuticals, Inc.* (Pharmaceuticals)	5,104	81,256
KLA-Tencor Corp. (Semiconductors)	4,060	201,985
Kohls Corp.* (Retail)	6,612	452,459
Kroger Co. (Food)	14,732	339,867
L-3 Communications Holdings, Inc. (Aerospace/Defense)	2,552	208,703
Laboratory Corp. of America Holdings* (Healthcare-Services)	2,552	187,495
Legg Mason, Inc. (Diversified Financial Services)	2,784	264,619
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	3,712	88,717
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	11,020	860,882
Lennar Corp.—Class A (Home Builders)	2,784	146,049
Lexmark International, Inc.—Class A* (Computers)	1,972	144,350
Limited, Inc. (Retail)	7,076	204,779
Lincoln National Corp. (Insurance)	5,916	392,822
Linear Technology Corp. (Semiconductors)	6,032	182,890
Liz Claiborne, Inc. (Apparel)	2,088	90,744
Lockheed Martin Corp. (Aerospace/Defense)	7,424	683,528
Loews Corp. (Insurance)	9,512	394,463
Lowe’s Cos., Inc. (Retail)	30,740	957,551
LSI Logic Corp.* (Semiconductors)	8,120	73,080
M&T Bank Corp. (Banks)	1,624	198,388
Manor Care, Inc. (Healthcare-Services)	1,508	70,755
Marathon Oil Corp. (Oil & Gas)	7,076	654,530
Marriott International, Inc.—Class A (Lodging)	6,960	332,131
Marsh & McLennan Cos., Inc. (Insurance)	11,252	344,986
Marshall & Ilsley Corp. (Banks)	5,220	251,134
Masco Corp. (Building Materials)	8,120	242,544
Mattel, Inc. (Toys/Games/Hobbies)	7,888	178,742
Maxim Integrated Products, Inc. (Semiconductors)	6,612	202,459
MBIA, Inc. (Insurance)	2,784	203,399
McCormick & Co., Inc. (Food)	2,784	107,351
McDonald’s Corp. (Retail)	25,636	1,136,444
McGraw-Hill Cos., Inc. (Media)	7,308	497,090
McKesson Corp. (Commercial Services)	6,148	311,704
MeadWestvaco Corp. (Forest Products & Paper)	3,712	111,583
Medco Health Solutions, Inc.* (Pharmaceuticals)	6,032	322,350
MedImmune, Inc.* (Biotechnology)	4,988	161,462
Medtronic, Inc. (Healthcare-Products)	24,012	1,284,882
Mellon Financial Corp. (Banks)	8,584	361,816
Merck & Co., Inc. (Pharmaceuticals)	44,776	1,952,234
Meredith Corp. (Media)	812	45,756
Merrill Lynch & Co., Inc. (Diversified Financial Services)	16,800	1,564,080
MetLife, Inc. (Insurance)	15,660	924,097
MGIC Investment Corp. (Insurance)	1,740	108,820
Micron Technology, Inc.* (Semiconductors)	15,544	216,994
Microsoft Corp. (Software)	176,552	5,271,843
Millipore Corp.* (Biotechnology)	1,160	77,256
Molex, Inc. (Electrical Components & Equipment)	2,900	91,727
Molson Coors Brewing Co.—Class B (Beverages)	928	70,936
Monsanto Co. (Agriculture)	11,252	591,068
Monster Worldwide, Inc.* (Internet)	2,552	119,025
Moody’s Corp. (Commercial Services)	4,872	336,460
Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	21,808	1,775,825
Motorola, Inc. (Telecommunications)	50,112	1,030,303

See accompanying notes to the financial statements.

4

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Murphy Oil Corp. (Oil & Gas)	3,828	$194,654
Mylan Laboratories, Inc. (Pharmaceuticals)	4,408	87,984
Nabors Industries, Ltd.*ADR (Oil & Gas)	6,148	183,087
National City Corp. (Banks)	13,108	479,228
National Semiconductor Corp. (Semiconductors)	5,916	134,293
National-Oilwell Varco, Inc.* (Oil & Gas Services)	3,596	220,003
NCR Corp.* (Computers)	3,712	158,725
Network Appliance, Inc.* (Computers)	7,540	296,171
Newell Rubbermaid, Inc. (Housewares)	5,684	164,552
Newmont Mining Corp. (Mining)	9,280	418,992
News Corp.—Class A (Media)	48,952	1,051,489
NICOR, Inc. (Gas)	928	43,430
NIKE, Inc.—Class B (Apparel)	3,828	379,088
NiSource, Inc. (Electric)	5,684	136,984
Noble Corp.ADR (Oil & Gas)	2,784	212,002
Nordstrom, Inc. (Retail)	4,640	228,938
Norfolk Southern Corp. (Transportation)	8,004	402,521
Northern Trust Corp. (Banks)	3,828	232,321
Northrop Grumman Corp. (Aerospace/Defense)	7,192	486,898
Novell, Inc.* (Software)	6,844	42,433
Novellus Systems, Inc.* (Semiconductors)	2,436	83,847
Nucor Corp. (Iron/Steel)	6,380	348,731
NVIDIA Corp.* (Semiconductors)	7,308	270,469
Occidental Petroleum Corp. (Oil & Gas)	17,284	843,978
Office Depot, Inc.* (Retail)	5,800	221,386
OfficeMax, Inc. (Retail)	1,508	74,872
Omnicom Group, Inc. (Advertising)	3,596	375,926
Oracle Corp.* (Software)	83,056	1,423,580
PACCAR, Inc. (Auto Manufacturers)	5,220	338,778
Pactiv Corp.* (Packaging & Containers)	2,784	99,361
Pall Corp. (Miscellaneous Manufacturing)	2,552	88,172
Parker Hannifin Corp. (Miscellaneous Manufacturing)	2,436	187,280
Patterson Cos., Inc.* (Healthcare-Products)	2,900	102,979
Paychex, Inc. (Commercial Services)	6,844	270,612
Peabody Energy Corp. (Coal)	5,684	229,690
Peoples Energy Corp. (Gas)	812	36,191
PepsiCo, Inc. (Beverages)	34,220	2,140,462
PerkinElmer, Inc. (Electronics)	2,552	56,731
Pfizer, Inc. (Pharmaceuticals)	148,712	3,851,640
PG&E Corp. (Electric)	7,192	340,397
Phelps Dodge Corp. (Mining)	4,176	499,951
Pinnacle West Capital Corp. (Electric)	2,088	105,736
Pitney Bowes, Inc. (Office/Business Equipment)	4,640	214,322
Plum Creek Timber Co., Inc. (Forest Products & Paper)	3,596	143,301
PMC-Sierra, Inc.* (Semiconductors)	4,292	28,799
PNC Financial Services Group (Banks)	6,032	446,609
PPG Industries, Inc. (Chemicals)	3,364	216,002
PPL Corp. (Electric)	7,888	282,706
Praxair, Inc. (Chemicals)	6,612	392,290
Principal Financial Group, Inc. (Insurance)	5,568	326,842
Procter & Gamble Co. (Cosmetics/Personal Care)	65,888	4,234,622
Progress Energy, Inc. (Electric)	5,220	256,198
Progressive Corp. (Insurance)	15,660	379,285
Prologis (REIT)	5,104	310,170
Prudential Financial, Inc. (Insurance)	9,860	846,580
Public Service Enterprise Group, Inc. (Electric)	5,220	346,504
Public Storage, Inc. (REIT)	2,552	248,820
Pulte Homes, Inc. (Home Builders)	4,408	145,993
QLogic Corp.* (Semiconductors)	3,132	68,653
Qualcomm, Inc. (Telecommunications)	33,524	1,266,872
Quest Diagnostics, Inc. (Healthcare-Services)	3,364	178,292
Questar Corp. (Pipelines)	1,740	144,507
Qwest Communications International, Inc.* (Telecommunications)	33,524	280,596
R.R. Donnelley & Sons Co. (Commercial Services)	4,524	160,783
RadioShack Corp. (Retail)	2,784	46,716
Raytheon Co. (Aerospace/Defense)	9,164	483,859
Realogy Corp.* (Real Estate)	4,408	133,651
Regions Financial Corp. (Banks)	14,964	559,654
Reynolds American, Inc. (Agriculture)	3,596	235,430
Robert Half International, Inc. (Commercial Services)	3,480	129,178
Rockwell Collins, Inc. (Aerospace/Defense)	3,480	220,249
Rockwell International Corp. (Machinery-Diversified)	3,480	212,558
Rohm & Haas Co. (Chemicals)	2,900	148,248
Rowan Cos., Inc. (Oil & Gas)	2,204	73,173
Ryder System, Inc. (Transportation)	1,276	65,153
Sabre Holdings Corp. (Leisure Time)	2,784	88,782
SAFECO Corp. (Insurance)	2,204	137,860
Safeway, Inc. (Food)	9,164	316,708
SanDisk Corp.* (Computers)	4,640	199,659
Sanmina-SCI Corp.* (Electronics)	10,904	37,619
Sara Lee Corp. (Food)	15,544	264,714
Schering-Plough Corp. (Pharmaceuticals)	30,392	718,467
Schlumberger, Ltd.ADR (Oil & Gas Services)	24,012	1,516,598
Schwab (Diversified Financial Services)	21,112	408,306
Sealed Air Corp. (Packaging & Containers)	1,624	105,430
Sears Holdings Corp.* (Retail)	1,740	292,198
Sempra Energy (Gas)	5,452	305,149
Sherwin-Williams Co. (Chemicals)	2,320	147,506
Sigma-Aldrich Corp. (Chemicals)	1,392	108,186
Simon Property Group, Inc. (REIT)	4,640	469,986
SLM Corp. (Diversified Financial Services)	8,352	407,327
Smith International, Inc. (Oil & Gas Services)	4,060	166,744
Snap-on, Inc. (Hand/Machine Tools)	1,160	55,262
Solectron Corp.* (Electronics)	18,560	59,763
Southern Co. (Electric)	15,312	564,400
Southwest Airlines Co. (Airlines)	16,588	254,128
Sovereign Bancorp, Inc. (Savings & Loans)	7,424	188,495
Sprint Corp. (Telecommunications)	61,248	1,156,975
St. Jude Medical, Inc.* (Healthcare-Products)	7,308	267,180
St. Paul Cos., Inc. (Insurance)	14,152	759,821
Staples, Inc. (Retail)	14,500	387,150
Starbucks Corp.* (Retail)	15,428	546,460
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	4,408	275,500
State Street Corp. (Banks)	6,844	461,559
Stryker Corp. (Healthcare-Products)	6,264	345,209
Sun Microsystems, Inc.* (Computers)	72,616	393,579
Sunoco, Inc. (Oil & Gas)	2,552	159,143
SunTrust Banks, Inc. (Banks)	7,308	617,161
SuperValu, Inc. (Food)	4,176	149,292
Symantec Corp.* (Internet)	19,256	401,488
Symbol Technologies, Inc. (Electronics)	5,336	79,720
Synovus Financial Corp. (Banks)	6,728	207,424
Sysco Corp. (Food)	12,760	469,059
T. Rowe Price Group, Inc. (Diversified Financial Services)	5,452	238,634
Target Corp. (Retail)	17,516	999,288
TECO Energy, Inc. (Electric)	4,408	75,950
Tektronix, Inc. (Electronics)	1,740	50,756
Tellabs, Inc.* (Telecommunications)	8,932	91,642
Temple-Inland, Inc. (Forest Products & Paper)	2,204	101,450
Tenet Healthcare Corp.* (Healthcare-Services)	9,976	69,533
Teradyne, Inc.* (Semiconductors)	3,828	57,267
Terex Corp.* (Machinery-Construction & Mining)	2,088	134,843
Texas Instruments, Inc. (Semiconductors)	30,276	871,950
Textron, Inc. (Miscellaneous Manufacturing)	2,668	250,178
The AES Corp.* (Electric)	13,804	304,240
The Dow Chemical Co. (Chemicals)	19,720	787,617

See accompanying notes to the financial statements.

5

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

The E.W. Scripps Co.—Class A (Media)	1,740	$86,896
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	2,668	108,908
The Gap, Inc. (Retail)	10,556	205,842
The Goldman Sachs Group, Inc. (Diversified Financial Services)	8,150	1,624,703
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	3,596	75,480
The Hershey Co. (Food)	3,596	179,081
The New York Times Co.—Class A (Media)	3,016	73,470
The Pepsi Bottling Group, Inc. (Beverages)	2,784	86,053
The Stanley Works (Hand/Machine Tools)	1,624	81,671
Thermo Electron Corp.* (Electronics)	8,236	373,009
Tiffany & Co. (Retail)	2,784	109,244
Time Warner, Inc. (Media)	81,896	1,783,695
TJX Cos., Inc. (Retail)	9,048	257,687
Torchmark Corp. (Insurance)	2,088	133,131
Transocean Sedco Forex, Inc.*ADR (Oil & Gas)	5,916	478,545
Tribune Co. (Media)	4,060	124,967
TXU Corp. (Electric)	9,512	515,646
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	40,948	1,244,819
Tyson Foods, Inc.—Class A (Food)	5,104	83,961
U.S. Bancorp (Banks)	36,192	1,309,788
Union Pacific Corp. (Transportation)	5,452	501,693
Unisys Corp.* (Computers)	7,192	56,385
United Parcel Service, Inc.—Class B (Transportation)	22,156	1,661,257
United States Steel Corp. (Iron/Steel)	2,552	186,653
United Technologies Corp. (Aerospace/Defense)	21,576	1,348,932
UnitedHealth Group, Inc. (Healthcare-Services)	27,956	1,502,076
Univision Communications, Inc.—Class A* (Media)	5,220	184,892
UnumProvident Corp. (Insurance)	7,192	149,450
UST, Inc. (Agriculture)	3,364	195,785
V.F. Corp. (Apparel)	1,856	152,340
Valero Energy Corp. (Oil & Gas)	12,412	634,998
VeriSign, Inc.* (Internet)	5,104	122,751
Verizon Communications, Inc. (Telecommunications)	60,320	2,246,317
Viacom, Inc.—Class B* (Media)	14,500	594,935
Vornado Realty Trust (REIT)	2,668	324,162
Vulcan Materials Co. (Building Materials)	1,972	177,224
W.W. Grainger, Inc. (Distribution/Wholesale)	1,508	105,470
Wachovia Corp. (Banks)	39,324	2,239,502
Wal-Mart Stores, Inc. (Retail)	50,344	2,324,885
Walgreen Co. (Retail)	20,648	947,537
Walt Disney Co. (Media)	42,572	1,458,942
Washington Mutual, Inc. (Savings & Loans)	19,604	891,786
Waste Management, Inc. (Environmental Control)	11,136	409,471
Waters Corp.* (Electronics)	2,088	102,249
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	2,088	54,351
Weatherford International, Ltd.*ADR (Oil & Gas Services)	7,076	295,706
WellPoint, Inc.* (Healthcare-Services)	12,876	1,013,212
Wells Fargo & Co. (Banks)	69,716	2,479,101
Wendy’s International, Inc. (Retail)	1,972	65,253
Western Union Co. (Commercial Services)	16,008	358,899
Weyerhaeuser Co. (Forest Products & Paper)	4,640	327,815
Whirlpool Corp. (Home Furnishings)	1,624	134,824
Whole Foods Market, Inc. (Food)	2,900	136,097
Williams Cos., Inc. (Pipelines)	12,412	324,202
Windstream Corp. (Telecommunications)	9,860	140,209
Wrigley (Wm.) Jr. Co. (Food)	4,524	233,981
Wyeth (Pharmaceuticals)	27,608	1,405,799
Wyndham Worldwide Corp. (Lodging)	4,176	133,716
Xcel Energy, Inc. (Electric)	8,352	192,597
Xerox Corp.* (Office/Business Equipment)	19,836	336,220
Xilinx, Inc. (Semiconductors)	6,844	162,956
XL Capital, Ltd.—Class A (Insurance)	3,712	267,338
XTO Energy, Inc. (Oil & Gas)	7,424	349,299
Yahoo!, Inc.* (Internet)	25,172	642,893
YUM! Brands, Inc. (Retail)	5,452	320,578
Zimmer Holdings, Inc.* (Healthcare-Products)	4,988	390,959
Zions Bancorp (Banks)	2,204	181,698

TOTAL COMMON STOCKS
(Cost $191,480,129)		261,819,226

Repurchase Agreements (15.5%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $48,069,744 (Collateralized by $48,329,000 Federal National Mortgage Association, 4.875%, 8/27/07, market value $49,004,096)	$48,043,000	48,043,000

TOTAL REPURCHASE AGREEMENTS
(Cost $48,043,000)		48,043,000

TOTAL INVESTMENT SECURITIES
(Cost $239,523,129)—99.7%		309,862,226
Net other assets (liabilities)—0.3%		1,031,639

NET ASSETS—100.0%		$310,893,865

*	Non-income producing security
REIT	Real Estate Investment Trust
ADR	American Depositary Receipt

Futures Contracts Purchased
	Contracts	Unrealized Appreciation (Depreciation)

S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $14,626,750)	41	$(6,860)
E-Mini S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $38,522,250)	540	(271,197)

ProFund VP Bull invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.2%
Aerospace/Defense	1.8%
Agriculture	1.7%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.3%
Auto Parts & Equipment	0.1%
Banks	5.7%
Beverages	1.8%
Biotechnology	1.0%
Building Materials	0.2%
Chemicals	1.1%
Coal	0.1%
Commercial Services	0.6%

See accompanying notes to the financial statements.

6

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Computers	3.4%
Cosmetics/Personal Care	1.7%
Distribution/Wholesale	0.1%
Diversified Financial Services	7.6%
Electric	2.8%
Electrical Components & Equipment	0.3%
Electronics	0.4%
Engineering & Construction	NM
Entertainment	0.1%
Environmental Control	0.2%
Food	1.2%
Forest Products & Paper	0.3%
Gas	0.2%
Hand/Machine Tools	0.1%
Healthcare-Products	2.6%
Healthcare-Services	1.3%
Home Builders	0.2%
Home Furnishings	0.1%
Household Products/Wares	0.4%
Housewares	0.1%
Insurance	4.1%
Internet	1.4%
Iron/Steel	0.2%
Leisure Time	0.3%
Lodging	0.4%
Machinery-Construction & Mining	0.3%
Machinery-Diversified	0.3%
Media	3.0%
Mining	0.5%
Miscellaneous Manufacturing	4.4%
Office/Business Equipment	0.2%
Oil & Gas	6.7%
Oil & Gas Services	1.1%
Packaging & Containers	0.1%
Pharmaceuticals	4.9%
Pipelines	0.3%
Real Estate	0.1%
Real Estate Investment Trust	0.9%
Retail	4.7%
Savings & Loans	0.3%
Semiconductors	2.1%
Software	3.2%
Telecommunications	5.2%
Textiles	NM
Toys/Games/Hobbies	0.1%
Transportation	1.3%
Other**	15.8%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

7

PROFUNDS VP ProFund VP Bull

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $191,480,129)	$261,819,226
Repurchase agreements, at cost	48,043,000

Total Investment Securities	309,862,226
Cash	710,006
Segregated cash balances with brokers for futures contracts	2,442,223
Dividends and interest receivable	378,138
Receivable for capital shares issued	900,724
Receivable for investments sold	41,805
Prepaid expenses	884

Total Assets	314,336,006

Liabilities:
Payable for capital shares redeemed	2,649,244
Variation margin on futures contracts	278,027
Advisory fees payable	187,663
Management services fees payable	25,021
Administration fees payable	7,460
Administrative services fees payable	106,890
Distribution fees payable	88,474
Trustee fees payable	46
Transfer agency fees payable	7,226
Fund accounting fees payable	10,792
Compliance services fees payable	4,772
Other accrued expenses	76,526

Total Liabilities	3,442,141

Net Assets	$310,893,865

Net Assets consist of:
Capital	$263,152,133
Accumulated net investment income (loss)	819,544
Accumulated net realized gains (losses) on investments	(23,138,852)
Net unrealized appreciation (depreciation) on investments	70,061,040

Net Assets	$310,893,865

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	10,227,296

Net Asset Value (offering and redemption price per share)	$30.40

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$3,883,333
Interest	522,276

Total Investment Income	4,405,609

Expenses:
Advisory fees	1,610,758
Management services fees	322,153
Administration fees	66,210
Transfer agency fees	62,479
Administrative services fees	767,251
Distribution fees	536,919
Custody fees	53,728
Fund accounting fees	93,752
Trustee fees	2,666
Compliance services fees	5,490
Other fees	134,708

Total Gross Expenses before reductions	3,656,114
Less Expenses reduced by the Advisor	(70,049)

Total Net Expenses	3,586,065

Net Investment Income (Loss)	819,544

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	5,323,581
Net realized gains (losses) on futures contracts	698,347
Change in net unrealized appreciation/depreciation on investments	21,358,958

Net Realized and Unrealized Gains (Losses) on Investments	27,380,886

Change in Net Assets Resulting from Operations	$28,200,430

See accompanying notes to the financial statements.

8

PROFUNDS VP ProFund VP Bull

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$819,544	$507,507
Net realized gains (losses) on investments	6,021,928	10,974,430
Change in net unrealized appreciation/depreciation on investments	21,358,958	(8,276,270)

Change in net assets resulting from operations	28,200,430	3,205,667

Distributions to Shareholders From:
Net investment income	(507,507)	(634,599)
Net realized gains on investments	(9,946,579)	—

Change in net assets resulting from distributions	(10,454,086)	(634,599)

Capital Transactions:
Proceeds from shares issued	807,020,180	1,352,950,949
Dividends reinvested	10,454,086	634,599
Value of shares redeemed	(821,872,926)	(1,449,867,511)

Change in net assets resulting from capital transactions	(4,398,660)	(96,281,963)

Change in net assets	13,347,684	(93,710,895)
Net Assets:
Beginning of period	297,546,181	391,257,076

End of period	$310,893,865	$297,546,181

Accumulated net investment income (loss)	$819,544	$507,507

Share Transactions:
Issued	27,597,405	49,303,619
Reinvested	370,187	22,616
Redeemed	(28,267,308)	(52,978,978)

Change in shares	(299,716)	(3,652,743)

See accompanying notes to the financial statements.

9

PROFUNDS VP ProFund VP Bull

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$28.27	$27.59	$25.72	$20.48	$26.94

Investment Activities:
Net investment income (loss)(a)	0.11	0.06	0.06	(0.05)	(0.04)
Net realized and unrealized gains (losses) on investments	3.63	0.69	2.19	5.29	(6.42)

Total income (loss) from investment activities	3.74	0.75	2.25	5.24	(6.46)

Distributions to Shareholders From:
Net investment income	(0.08)	(0.07)	—	—	—
Net realized gains on investments	(1.53)	—	(0.38)	—	—

Total distributions	(1.61)	(0.07)	(0.38)	—	—

Net Asset Value, End of Period	$30.40	$28.27	$27.59	$25.72	$20.48

Total Return	13.66%	2.74%	8.83%	25.59%	(23.98)%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.78%	1.78%	1.87%	1.91%
Net expenses	1.67%	1.78%	1.78%	1.87%	1.91%
Net investment income (loss)	0.38%	0.21%	0.22%	(0.24)%	(0.18)%

Supplemental Data:
Net assets, end of period (000’s)	$310,894	$297,546	$391,257	$223,123	$92,750
Portfolio turnover rate(b)	224%	273%	202%	392%	260%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments
(including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

10

ProFund VP Small-Cap

The ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index. For the year ended December 31, 2006, the Fund had a total return of 14.75%, compared to a total return of 18.44%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Varian Semiconductor (+55.43%), ValueClick (+30.48%), and Hologic (+24.68%), while the bottom three performers in this group were MicroSemi (–28.96%), United Stationers (–3.73%), and UCBH Holdings (–1.12%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap from May 1, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (5/1/01)

ProFund VP Small-Cap	14.75%	8.80%	6.80%

Russell 2000 Index	18.44%	11.45%	10.16%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

     The above information is not covered by the Report of Independent Registered Public Accounting Firm.

11

PROFUNDS VP ProFund VP Small-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Small-Cap seeks daily investment results, before fees and expenses that correspond to the daily performance of the Russell 2000 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	84.9%
Futures Contracts	7.3%
Swap Agreements	7.8%

Total Exposure	100.0%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
Russell 2000 Index - Composition
% of Index

Financial	22.0%
Consumer Non-Cyclical	19.3%
Consumer Cyclical	14.3%
Industrial	12.9%
Communications	9.8%
Technology	9.8%
Energy	5.0%
Basic Materials	3.8%
Utilities	3.0%
Diversified	0.1%

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks (84.9%)
	Shares	Value

3Com Corp.* (Telecommunications)	36,808	$151,281
AAR Corp.* (Aerospace/Defense)	4,280	124,933
Aaron Rents, Inc. (Commercial Services)	4,708	135,496
ABM Industries, Inc. (Commercial Services)	6,420	145,798
Acadia Realty Trust (REIT)	7,704	192,754
Acco Brands Corp.* (Household Products/Wares)	5,136	135,950
Accredited Home Lenders* (Diversified Financial Services)	1,712	46,703
Actel Corp.* (Semiconductors)	6,420	116,587
Actuant Corp.—Class A (Miscellaneous Manufacturing)	2,568	122,365
Acuity Brands, Inc. (Miscellaneous Manufacturing)	4,280	222,732
Adams Respiratory Therapeutics, Inc.* (Pharmaceuticals)	2,996	122,267
Administaff, Inc. (Commercial Services)	2,568	109,833
Adolor Corp.* (Pharmaceuticals)	5,136	38,623
ADTRAN, Inc. (Telecommunications)	6,420	145,734
Advance America Cash Advance Centers, Inc. (Commercial Services)	7,704	112,864
Advanta Corp.—Class B (Diversified Financial Services)	2,996	130,715
Advent Software, Inc.* (Software)	2,568	90,625
Advisory Board Co.* (Commercial Services)	2,568	137,491
Aeroflex, Inc.* (Telecommunications)	9,416	110,356
Aeropostale, Inc.* (Retail)	5,136	158,548
Affordable Residential Communities* (REIT)	8,988	104,710
Affymetrix, Inc.* (Biotechnology)	6,420	148,045
Aftermarket Technology Corp.* (Auto Parts & Equipment)	3,852	81,971
Agile Software Corp.* (Internet)	13,268	81,598
Agilysys, Inc. (Computers)	4,708	78,812
Agree Realty Corp. (REIT)	5,564	191,235
AirTran Holdings, Inc.* (Airlines)	8,988	105,519
AK Steel Holding Corp.* (Iron/Steel)	10,272	173,597
Alaska Air Group, Inc.* (Airlines)	3,424	135,248
Alaska Communications Systems Group, Inc. (Telecommunications)	9,416	143,029
Albany International Corp.—Class A (Machinery-Diversified)	2,996	98,598
Alexion Pharmaceuticals, Inc.* (Biotechnology)	3,424	138,295
Alkermes, Inc.* (Pharmaceuticals)	8,560	114,447
Allscripts Healthcare Solutions, Inc.* (Software)	5,564	150,172
Alnylam Pharmaceuticals, Inc.* (Pharmaceuticals)	5,136	109,910
Alpha Natural Resources, Inc.* (Coal)	5,564	79,176
Alpharma, Inc.—Class A (Pharmaceuticals)	4,280	103,148
AMERCO* (Trucking & Leasing)	1,284	111,721
America’s Car-Mart, Inc.* (Retail)	4,708	55,837
American Axle & Manufacturing Holdings, Inc. (Auto Parts & Equipment)	5,992	113,788
American Campus Communities, Inc. (REIT)	5,992	170,592
American Commercial Lines, Inc.* (Transportation)	2,996	196,268
American Financial Realty Trust (REIT)	14,552	166,475
American Greetings Corp.—Class A (Household Products/Wares)	5,136	122,596
American Home Mortgage Investment Corp. (REIT)	3,852	135,282
American Medical Systems Holdings, Inc.* (Healthcare-Products)	7,704	142,678
American Physicians Capital, Inc.* (Insurance)	3,852	154,234
American Reprographics Co.* (Software)	2,996	99,797
American States Water Co. (Water)	3,852	148,764
AMERIGROUP Corp.* (Healthcare-Services)	4,708	168,970
Amkor Technology, Inc.* (Semiconductors)	10,272	95,940
AMN Healthcare Services, Inc.* (Commercial Services)	4,708	129,658
AmSurg Corp.* (Healthcare-Services)	3,852	88,596
Anaren, Inc.* (Telecommunications)	4,280	76,013
Andrew Corp.* (Telecommunications)	14,980	153,245
Anixter International, Inc.* (Telecommunications)	2,996	162,683
ANSYS, Inc.* (Software)	2,996	130,296
Apogee Enterprises, Inc. (Building Materials)	6,420	123,970
Apollo Investment Corp. (Investment Companies)	9,416	210,918
Applebee’s International, Inc. (Retail)	8,132	200,616
Applera Corp.—Celera Genomics Group* (Biotechnology)	9,844	137,718
Applied Industrial Technologies, Inc. (Machinery-Diversified)	5,136	135,128
Applied Micro Circuits Corp.* (Semiconductors)	33,384	118,847
Apria Healthcare Group, Inc.* (Healthcare-Services)	5,136	136,874

See accompanying notes to the financial statements.

12

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

aQuantive, Inc.* (Internet)	6,848	$168,872
Aquila, Inc.* (Electric)	41,516	195,125
Arbitron, Inc. (Commercial Services)	2,996	130,146
Arch Chemicals, Inc. (Chemicals)	3,424	114,053
Arena Pharmaceuticals, Inc.* (Biotechnology)	6,848	88,408
Ares Capital Corp. (Investment Companies)	8,560	163,582
Ariba, Inc.* (Internet)	9,416	72,880
Arkansas Best Corp. (Transportation)	2,568	92,448
Array BioPharma, Inc.* (Pharmaceuticals)	9,844	127,184
Arris Group, Inc.* (Telecommunications)	10,272	128,503
ArthroCare Corp.* (Healthcare-Products)	2,996	119,600
ArvinMeritor, Inc. (Auto Parts & Equipment)	7,276	132,641
Aspen Technology, Inc.* (Software)	6,420	70,748
Astec Industries, Inc.* (Machinery-Construction & Mining)	2,568	90,137
Atheros Communications* (Telecommunications)	5,136	109,500
Atlas America, Inc.* (Oil & Gas)	2,568	130,891
ATMI, Inc.* (Semiconductors)	4,708	143,735
ATP Oil & Gas Corp.* (Oil & Gas)	2,568	101,616
Atwood Oceanics, Inc.* (Oil & Gas)	2,568	125,755
Avid Technology, Inc.* (Software)	3,852	143,526
Avista Corp. (Electric)	6,848	173,323
Avocent Corp.* (Internet)	4,708	159,366
Axcelis Technologies, Inc.* (Semiconductors)	14,124	82,343
Aztar Corp.* (Lodging)	3,424	186,334
Baldor Electric Co. (Hand/Machine Tools)	4,280	143,038
Bally Technologies, Inc.* (Entertainment)	6,420	119,926
BE Aerospace, Inc.* (Aerospace/Defense)	7,276	186,848
Beacon Roofing Supply, Inc.* (Distribution/Wholesale)	5,136	96,660
BearingPoint, Inc.* (Commercial Services)	18,404	144,839
Belden, Inc. (Electrical Components & Equipment)	4,280	167,305
Belo Corp.—Class A (Media)	9,416	173,066
Benchmark Electronics, Inc.* (Electronics)	5,992	145,965
Berry Petroleum Co.—Class A (Oil & Gas)	3,424	106,178
Big 5 Sporting Goods Corp. (Retail)	4,280	104,518
Big Lots, Inc.* (Retail)	10,700	245,245
Bill Barrett Corp.* (Oil & Gas)	3,424	93,167
Bio-Rad Laboratories, Inc.—Class A* (Biotechnology)	1,712	141,274
BioMarin Pharmaceutical, Inc.* (Pharmaceuticals)	9,416	154,328
BioMed Realty Trust, Inc. (REIT)	5,992	171,371
Biosite Diagnostics, Inc.* (Healthcare-Products)	1,712	83,631
Black Hills Corp. (Electric)	4,280	158,103
Blackbaud, Inc. (Software)	5,564	144,664
Blackboard, Inc.* (Software)	3,424	102,857
Blockbuster, Inc.—Class A* (Retail)	22,256	117,734
Blue Nile, Inc.* (Internet)	2,568	94,734
Bob Evans Farms, Inc. (Retail)	4,708	161,108
Books-A-Million, Inc. (Retail)	4,708	106,777
Borders Group, Inc. (Retail)	6,420	143,487
Boston Private Financial Holdings, Inc. (Banks)	5,564	156,960
Bowater, Inc. (Forest Products & Paper)	5,136	115,560
Bowne & Co., Inc. (Commercial Services)	8,132	129,624
Brady Corp.—Class A (Electronics)	4,280	159,558
Briggs & Stratton Corp. (Machinery-Diversified)	4,708	126,881
Bright Horizons Family Solutions, Inc.* (Commercial Services)	3,424	132,372
Brightpoint, Inc.* (Distribution/Wholesale)	5,564	74,836
Bristow Group, Inc.* (Transportation)	2,996	108,126
Broadwing Corp.* (Telecommunications)	8,132	127,022
Brocade Communications Systems, Inc.* (Computers)	24,396	200,292
Brookline Bancorp, Inc. (Savings & Loans)	13,268	174,740
Brooks Automation, Inc.* (Semiconductors)	8,988	129,427
Brown Shoe Co., Inc. (Retail)	3,424	163,462
Bucyrus International, Inc.—Class A (Machinery-Construction & Mining)	2,996	155,073
Building Materials Holding Corp. (Distribution/Wholesale)	3,424	84,539
CACI International, Inc.—Class A* (Computers)	2,568	145,092
Calamos Asset Management, Inc. (Diversified Financial Services)	3,424	91,866
California Water Service Group (Water)	3,852	155,621
Callaway Golf Co. (Leisure Time)	8,988	129,517
Cambrex Corp. (Biotechnology)	4,708	106,966
Capital Bancorp Ltd. (Banks)	3,424	158,189
Capital Lease Funding, Inc. (REIT)	9,416	109,226
Capital Senior Living Corp.* (Healthcare-Services)	8,988	95,363
Carrizo Oil & Gas, Inc.* (Oil & Gas)	3,424	99,364
Carter’s, Inc.* (Apparel)	4,708	120,054
Casey’s General Stores, Inc. (Retail)	5,564	131,032
Cash America International, Inc. (Retail)	3,424	160,586
Catalina Marketing Corp. (Advertising)	4,708	129,470
Cathay Bancorp, Inc. (Banks)	5,992	206,784
Cavco Industries, Inc.* (Home Builders)	2,140	74,986
Cedar Shopping Centers, Inc. (REIT)	9,844	156,618
Celadon Group, Inc.* (Transportation)	3,852	64,521
Centene Corp.* (Healthcare-Services)	4,280	105,160
Center Financial Corp. (Banks)	5,992	143,628
Central European Distribution Corp.* (Distribution/Wholesale)	3,424	101,693
Central Garden & Pet Co.* (Household Products/Wares)	2,568	124,343
Central Pacific Financial Corp. (Banks)	5,136	199,071
Century Aluminum Co.* (Mining)	2,568	114,661
Cenveo, Inc.* (Commercial Services)	6,420	136,104
Cepheid, Inc.* (Healthcare-Products)	7,704	65,484
Ceradyne, Inc.* (Miscellaneous Manufacturing)	2,568	145,092
CF Industries Holdings, Inc. (Chemicals)	7,704	197,530
Champion Enterprises, Inc.* (Home Builders)	8,560	80,122
Chaparral Steel Co. (Iron/Steel)	2,140	94,738
Charming Shoppes, Inc.* (Retail)	11,556	156,353
Charter Communications, Inc.—Class A* (Media)	68,480	209,550
CharterMac (Diversified Financial Services)	8,132	174,594
Checkpoint Systems, Inc.* (Electronics)	4,708	95,102
Chemed Corp. (Commercial Services)	2,568	94,965
Chesapeake Corp. (Packaging & Containers)	6,420	109,268
Chittenden Corp. (Banks)	7,704	236,436
Christopher & Banks Corp. (Retail)	3,852	71,878
Cincinnati Bell, Inc.* (Telecommunications)	29,104	133,005
CIRCOR International, Inc. (Metal Fabricate/Hardware)	4,708	173,207
Cirrus Logic, Inc.* (Semiconductors)	11,128	76,561
CKE Restaurants, Inc. (Retail)	6,848	126,003
Clarcor, Inc. (Miscellaneous Manufacturing)	5,136	173,648
CLECO Corp. (Electric)	7,276	183,573
Cleveland-Cliffs, Inc. (Iron/Steel)	2,140	103,662
CMGI, Inc.* (Internet)	65,056	87,175
CNET Networks, Inc.* (Internet)	14,980	136,168
Coeur d’Alene Mines Corp.* (Mining)	26,964	133,472
Cogent, Inc.* (Electronics)	4,708	51,835
Cognex Corp. (Machinery-Diversified)	5,136	122,340
Coherent, Inc.* (Electronics)	3,424	108,096
Coinmatch Service Corp.—Class A (Commercial Services)	10,272	122,237
Coinstar, Inc.* (Commercial Services)	3,852	117,756
Comfort Systems USA, Inc. (Building Materials)	5,992	75,739
Commscope, Inc.* (Telecommunications)	5,136	156,545
Community Bank System, Inc. (Banks)	7,704	177,192

See accompanying notes to the financial statements.

13

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Compass Minerals International, Inc. (Mining)	5,564	$175,599
Comstock Resources, Inc.* (Oil & Gas)	4,280	132,937
Comtech Telecommunications Corp.* (Telecommunications)	2,568	97,764
Conexant Systems, Inc.* (Semiconductors)	47,508	96,916
Conor Medsystems, Inc.* (Pharmaceuticals)	3,424	107,274
Consolidated Communications Holdings, Inc. (Telecommunications)	5,564	116,288
Cooper Tire & Rubber Co. (Auto Parts & Equipment)	8,132	116,288
Corinthian Colleges, Inc.* (Commercial Services)	9,416	128,340
Cornell Companies, Inc.* (Commercial Services)	5,992	109,354
Corus Bankshares, Inc. (Banks)	4,708	108,614
CoStar Group, Inc.* (Commercial Services)	2,140	114,618
Covad Communications Group, Inc.* (Internet)	32,528	44,889
Cox Radio, Inc.—Class A* (Media)	8,988	146,504
Cross Country Healthcare, Inc.* (Commercial Services)	5,564	121,406
Crosstex Energy, Inc. (Oil & Gas)	3,852	122,070
CSG Systems International, Inc.* (Software)	5,136	137,285
CT Communications, Inc. (Telecommunications)	5,564	127,527
CTS Corp. (Electronics)	7,276	114,233
Cubist Pharmaceuticals, Inc.* (Pharmaceuticals)	5,992	108,515
Cumulus Media, Inc.—Class A* (Media)	8,988	93,385
Curtiss-Wright Corp. (Aerospace/Defense)	4,280	158,702
CV Therapeutics, Inc.* (Pharmaceuticals)	5,992	83,648
Cymer, Inc.* (Electronics)	3,852	169,295
Daktronics, Inc. (Electronics)	4,280	157,718
Delta & Pine Land Co. (Agriculture)	4,280	173,126
Delta Petroleum Corp.* (Oil & Gas)	6,420	148,687
Deluxe Corp. (Commercial Services)	5,992	150,998
DepoMed, Inc.* (Pharmaceuticals)	12,840	44,298
DeVry, Inc. (Commercial Services)	5,992	167,776
DiamondRock Hospitality Co. (REIT)	10,700	192,707
Digene Corp.* (Biotechnology)	2,140	102,549
Digital Insight Corp.* (Internet)	3,852	148,263
Digital River, Inc.* (Internet)	3,424	191,025
Digitas, Inc.* (Internet)	10,272	137,748
Dime Community Bancshares, Inc. (Savings & Loans)	11,556	161,900
Diodes, Inc.* (Semiconductors)	2,568	91,113
Direct General Corp. (Insurance)	6,420	132,509
DJO, Inc.* (Healthcare-Products)	2,568	109,962
Dobson Communications Corp.—Class A* (Telecommunications)	15,408	134,204
Dollar Thrifty Automotive Group, Inc.* (Commercial Services)	2,996	136,648
Dover Downs Gaming & Entertainment, Inc. (Entertainment)	4,280	57,224
Dress Barn, Inc.* (Retail)	4,708	109,838
Drill-Quip, Inc.* (Oil & Gas Services)	2,568	100,563
DSW, Inc.—Class A* (Retail)	2,568	99,048
DTS, Inc.* (Home Furnishings)	4,708	113,887
Duquesne Light Holdings, Inc. (Electric)	9,844	195,403
Dycom Industries, Inc.* (Engineering & Construction)	4,708	99,433
EarthLink, Inc.* (Internet)	14,552	103,319
Eclipsys Corp.* (Software)	5,136	105,596
Education Realty Trust, Inc. (REIT)	7,704	113,788
eFunds Corp.* (Software)	5,136	141,240
EGL, Inc.* (Transportation)	3,424	101,967
El Paso Electric Co.* (Electric)	7,276	177,316
Electronics for Imaging, Inc.* (Computers)	5,992	159,267
EMCOR Group, Inc.* (Engineering & Construction)	2,996	170,323
Emmis Communications Corp. (Media)	4,708	38,794
Empire District Electric Co. (Electric)	8,560	211,346
EMS Technologies, Inc.* (Telecommunications)	4,708	94,301
Emulex Corp.* (Semiconductors)	8,132	158,655
Encore Acquisition Co.* (Oil & Gas)	5,564	136,485
Encore Wire Corp.* (Electrical Components & Equipment)	2,568	56,522
Energy Conversion Devices, Inc.* (Electrical Components & Equipment)	3,852	130,891
Energy Partners, Ltd.* (Oil & Gas)	4,280	104,518
EnerSys* (Electrical Components & Equipment)	6,420	102,720
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	2,568	85,283
Entegris, Inc.* (Semiconductors)	15,408	166,716
Entravision Communications Corp.* (Media)	10,700	87,954
Enzo Biochem, Inc.* (Biotechnology)	5,564	79,398
Epicor Software Corp.* (Software)	7,704	104,081
Equinix, Inc.* (Internet)	2,568	194,191
Equity Inns, Inc. (REIT)	9,844	157,110
ESCO Technologies, Inc.* (Miscellaneous Manufacturing)	2,568	116,690
eSPEED, Inc.—Class A* (Diversified Financial Services)	11,128	97,147
Esterline Technologies Corp.* (Aerospace/Defense)	2,996	120,529
Ethan Allen Interiors, Inc. (Home Furnishings)	2,996	108,186
Euronet Worldwide, Inc.* (Commercial Services)	3,852	114,366
Evergreen Energy, Inc.* (Energy-Alternate Sources)	7,276	71,960
Evergreen Solar, Inc.* (Energy-Alternate Sources)	7,276	55,079
Exelixis, Inc.* (Biotechnology)	10,700	96,300
Extra Space Storage, Inc. (REIT)	8,132	148,490
F.N.B. Corp. (Banks)	12,412	226,767
FairPoint Communications, Inc. (Telecommunications)	6,420	121,659
Federal Signal Corp. (Miscellaneous Manufacturing)	6,420	102,977
FelCor Lodging Trust, Inc. (REIT)	8,132	177,603
FiberTower Corp.* (Telecommunications)	6,848	40,266
Fidelity Bankshares, Inc. (Savings & Loans)	5,136	203,745
Fieldstone Investment Corp. (REIT)	10,700	46,866
Financial Federal Corp. (Diversified Financial Services)	3,852	113,287
Finisar Corp.* (Telecommunications)	24,396	78,799
First BanCorp. (Banks)	11,128	106,050
First Commonwealth Financial Corp. (Banks)	13,696	183,937
First Community Bancorp—Class A (Banks)	2,996	156,601
First Indiana Corp. (Banks)	6,848	173,665
First Midwest Bancorp, Inc. (Banks)	6,420	248,326
First Niagara Financial Group, Inc. (Savings & Loans)	13,268	197,162
First Potomac Realty Trust (REIT)	5,136	149,509
First Republic Bank (Banks)	3,424	133,810
First State Bancorporation (Banks)	7,276	180,081
Fleetwood Enterprises, Inc.* (Home Builders)	9,844	77,866
FLIR Systems, Inc.* (Electronics)	6,420	204,349
Florida East Coast Industries, Inc. (Transportation)	3,424	204,070
Flow International Corp.* (Machinery-Diversified)	5,992	66,032
Flowers Foods, Inc. (Food)	5,136	138,621
FormFactor, Inc.* (Semiconductors)	4,280	159,430
Forward Air Corp. (Transportation)	3,424	99,056
Fossil, Inc.* (Household Products/Wares)	5,564	125,635
Foundry Networks, Inc.* (Telecommunications)	13,696	205,165
FPIC Insurance Group, Inc.* (Insurance)	2,996	116,754
Franklin Bank Corp. Houston* (Savings & Loans)	7,276	149,449
Freightcar America, Inc. (Miscellaneous Manufacturing)	1,712	94,930
Fremont General Corp. (Banks)	6,420	104,068
Friedman, Billings, Ramsey Group, Inc.—Class A (Diversified Financial Services)	14,124	112,992
FTI Consulting, Inc.* (Commercial Services)	4,280	119,369
FuelCell Energy, Inc.* (Energy-Alternate Sources)	8,132	52,533
Fuller (H.B.) Co. (Chemicals)	2,996	77,357
GAMCO Investors, Inc.—Class A (Diversified Financial Services)	2,996	115,226
Gaylord Entertainment Co.* (Lodging)	3,852	196,182

See accompanying notes to the financial statements.

14

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Gemstar-TV Guide International, Inc.* (Media)	32,100	$128,721
GenCorp, Inc.* (Aerospace/Defense)	6,848	96,009
General Cable Corp.* (Electrical Components & Equipment)	4,708	205,787
General Communication, Inc.—Class A* (Telecommunications)	9,416	148,114
Genesco, Inc.* (Retail)	2,568	95,786
Genesee & Wyoming, Inc.—Class A* (Transportation)	3,852	101,076
Genesis Healthcare Corp.* (Healthcare-Services)	2,140	101,072
Gevity HR, Inc. (Commercial Services)	3,424	81,115
Giant Industries, Inc.* (Oil & Gas)	1,712	128,314
Gibraltar Industries, Inc. (Iron/Steel)	3,424	80,498
GMH Communities Trust (REIT)	8,560	86,884
Gold Kist, Inc.* (Food)	6,848	143,945
Graftech International, Ltd.* (Electrical Components & Equipment)	13,268	91,815
Granite Construction, Inc. (Engineering & Construction)	3,424	172,295
Great Wolf Resorts, Inc.* (Entertainment)	7,276	101,573
Greater Bay Bancorp (Banks)	6,848	180,308
Green Mountain Coffee Roasters, Inc.* (Beverages)	2,568	126,422
Greenhill & Co., Inc. (Diversified Financial Services)	1,712	126,346
Greif Brothers Corp.—Class A (Packaging & Containers)	1,712	202,701
Grey Wolf, Inc.* (Oil & Gas)	18,832	129,188
Group 1 Automotive, Inc. (Retail)	2,140	110,681
GSI Commerce, Inc.* (Internet)	5,992	112,350
GUESS?, Inc.* (Apparel)	2,140	135,740
Guitar Center, Inc.* (Retail)	2,568	116,741
Gulf Island Fabrication, Inc. (Oil & Gas Services)	5,992	221,106
Haemonetics Corp.* (Healthcare-Products)	2,568	115,611
Hancock Holding Co. (Banks)	3,424	180,924
Hanmi Financial Corp. (Banks)	7,704	173,571
Hanover Compressor Co.* (Oil & Gas Services)	9,416	177,868
Haverty Furniture Cos., Inc. (Retail)	6,420	95,016
Headwaters, Inc.* (Energy-Alternate Sources)	4,280	102,548
Healthcare Realty Trust, Inc. (REIT)	5,136	203,077
Healthcare Services Group, Inc. (Commercial Services)	5,992	173,529
HealthExtras, Inc.* (Pharmaceuticals)	2,996	72,204
Healthways, Inc.* (Healthcare-Services)	3,424	163,359
Heartland Express, Inc. (Transportation)	6,848	102,857
HEICO Corp. (Aerospace/Defense)	3,852	149,573
Heidrick & Struggles International, Inc.* (Commercial Services)	2,996	126,911
Hercules, Inc.* (Chemicals)	11,128	214,881
Herman Miller, Inc. (Office Furnishings)	6,420	233,431
Hexcel Corp.* (Aerospace/Defense Equipment)	9,416	163,933
Hibbett Sporting Goods, Inc.* (Retail)	4,280	130,668
Highland Hospitality Corp. (REIT)	10,700	152,475
Hologic, Inc.* (Healthcare-Products)	3,852	182,123
HomeBanc Corp. (REIT)	17,548	74,228
Horace Mann Educators Corp. (Insurance)	8,560	172,912
Horizon Health Corp.* (Healthcare-Services)	4,280	83,760
Houston Exploration Co.* (Oil & Gas)	2,568	132,971
Hovnanian Enterprises, Inc.—Class A* (Home Builders)	4,708	159,601
Hub Group, Inc.—Class A* (Transportation)	5,136	141,497
Human Genome Sciences, Inc.* (Biotechnology)	13,268	165,054
Huron Consulting Group, Inc.* (Commercial Services)	2,568	116,433
Hutchinson Technology, Inc.* (Computers)	3,424	80,704
Hydril* (Oil & Gas Services)	1,712	128,725
Hyperion Solutions Corp.* (Software)	5,564	199,970
Iconix Brand Group, Inc.* (Apparel)	5,136	99,587
ICOS Corp.* (Biotechnology)	6,848	231,394
ICU Medical, Inc.* (Healthcare-Products)	2,140	87,055
IDACORP, Inc. (Electric)	5,136	198,506
IDT Corp.—Class B* (Telecommunications)	6,848	89,572
IKON Office Solutions, Inc. (Office/Business Equipment)	10,272	168,153
Illumina, Inc.* (Biotechnology)	4,280	168,247
Imation Corp. (Computers)	3,424	158,976
Immucor, Inc.* (Healthcare-Products)	6,848	200,167
IMPAC Mortgage Holdings, Inc. (REIT)	8,560	75,328
Informatica Corp.* (Software)	8,560	104,518
Infospace, Inc.* (Internet)	3,424	70,226
InnKeepers USA Trust (REIT)	8,132	126,046
Input/Output, Inc.* (Oil & Gas Services)	8,560	116,673
Insight Enterprises, Inc.* (Retail)	5,992	113,069
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	3,852	99,613
Interdigital Communications Corp.* (Telecommunications)	5,136	172,313
Interline Brands, Inc.* (Building Materials)	3,852	86,554
Intermec, Inc.* (Machinery-Diversified)	4,708	114,263
International Coal Group, Inc.* (Coal)	12,840	69,978
International Securities Exchange Holdings, Inc. (Diversified Financial Services)	3,852	180,235
Intervest Bancshares Corp.* (Banks)	2,996	103,092
Invacare Corp. (Healthcare-Products)	3,852	94,567
inVentiv Health, Inc.* (Advertising)	3,424	121,038
Inverness Medical Innovations, Inc.* (Healthcare-Products)	3,424	132,509
Iowa Telecommunications Services, Inc. (Telecommunications)	7,276	143,410
iPCS, Inc.* (Telecommunications)	2,140	118,470
Isis Pharmaceuticals, Inc.* (Pharmaceuticals)	11,984	133,262
Itron, Inc.* (Electronics)	2,140	110,938
j2 Global Communications, Inc.* (Internet)	4,708	128,293
Jack Henry & Associates, Inc. (Computers)	8,132	174,025
Jack in the Box, Inc.* (Retail)	3,852	235,127
Jackson Hewitt Tax Service, Inc. (Commercial Services)	3,852	130,852
Jacuzzi Brands, Inc.* (Miscellaneous Manufacturing)	11,984	148,961
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	4,280	93,475
Jer Investors Trust, Inc. (REIT)	7,704	159,242
JetBlue Airways Corp.* (Airlines)	15,408	218,794
Journal Communications, Inc.—Class A (Media)	9,844	124,133
K-V Pharmaceutical Co.* (Pharmaceuticals)	5,136	122,134
K2, Inc.* (Leisure Time)	8,988	118,552
Kadant, Inc.* (Machinery-Diversified)	4,280	104,346
Kaman Corp. (Aerospace/Defense)	4,708	105,412
Kanbay International, Inc.* (Computers)	5,564	160,076
KEMET Corp.* (Electronics)	10,272	74,986
Kensey Nash Corp.* (Healthcare-Products)	2,996	95,273
Keryx Biopharmaceuticals, Inc.* (Biotechnology)	6,420	85,386
Keystone Automotive Industries, Inc.* (Auto Parts & Equipment)	2,568	87,286
Kimball International, Inc.—Class B (Home Furnishings)	7,276	176,806
Kindred Healthcare, Inc.* (Healthcare-Services)	3,424	86,456
KKR Financial Corp. (REIT)	7,276	194,924
Knight Capital Group, Inc.—Class A* (Diversified Financial Services)	10,272	196,914
Knight Transportation, Inc. (Transportation)	6,420	109,461
Komag, Inc.* (Computers)	2,996	113,488
Korn/Ferry International* (Commercial Services)	5,564	127,749
Kronos, Inc.* (Computers)	2,996	110,073
Kyphon, Inc.* (Healthcare-Products)	4,280	172,912

See accompanying notes to the financial statements.

15

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Labor Ready, Inc.* (Commercial Services)	5,564	$101,988
LaBranche & Co., Inc.* (Diversified Financial Services)	6,420	63,109
Laclede Group, Inc. (Gas)	5,992	209,900
Lance, Inc. (Food)	4,708	94,537
Landauer, Inc. (Commercial Services)	2,568	134,743
LaSalle Hotel Properties (REIT)	3,852	176,614
Lattice Semiconductor Corp.* (Semiconductors)	14,980	97,070
Lawson Software, Inc.* (Software)	14,552	107,539
LCA-Vision, Inc. (Healthcare-Products)	2,140	73,530
Lear Corp. (Auto Parts & Equipment)	6,420	189,583
Lee Enterprises, Inc. (Media)	5,564	172,818
LIFE TIME FITNESS, Inc.* (Leisure Time)	3,424	166,098
Lifecell Corp.* (Biotechnology)	3,852	92,987
Lightbridge, Inc.* (Telecommunications)	5,564	75,337
Lindsay Manufacturing Co. (Machinery-Diversified)	3,424	111,794
Littelfuse, Inc.* (Electrical Components & Equipment)	2,996	95,512
Live Nation, Inc.* (Commercial Services)	6,420	143,808
LKQ Corp.* (Distribution/Wholesale)	5,564	127,916
Lodgian, Inc.* (Lodging)	6,420	87,312
Lone Star Technologies, Inc.* (Oil & Gas Services)	2,996	145,036
Longs Drug Stores Corp. (Retail)	2,996	126,970
Longview Fibre Co. (Forest Products & Paper)	5,992	131,524
LTC Properties, Inc. (REIT)	7,704	210,396
Lufkin Industries, Inc. (Oil & Gas Services)	1,712	99,433
Luminent Mortgage Capital, Inc. (REIT)	10,700	103,897
Luminex Corp.* (Healthcare-Products)	5,564	70,663
Macrovision Corp.* (Entertainment)	5,564	157,238
Magellan Health Services, Inc.* (Healthcare-Services)	3,424	147,985
Maguire Properties, Inc. (REIT)	4,280	171,200
Manhattan Associates, Inc.* (Computers)	5,136	154,491
Mariner Energy, Inc.* (Oil & Gas)	7,276	142,610
Martek Biosciences Corp.* (Biotechnology)	3,424	79,916
Marvel Entertainment, Inc.* (Toys/Games/Hobbies)	5,136	138,210
MasTec, Inc.* (Telecommunications)	5,564	64,209
Mattson Technology, Inc.* (Semiconductors)	8,560	79,779
Maxwell Technologies, Inc.* (Computers)	4,280	59,706
McCormick & Schmick’s Seafood Restaurants, Inc.* (Retail)	4,280	102,891
McDATA Corp.—Class A* (Computers)	19,688	109,268
MCG Capital Corp. (Investment Companies)	7,704	156,545
McMoRan Exploration Co.* (Oil & Gas)	4,708	66,948
Meadowbrook Insurance Group, Inc.* (Insurance)	11,984	118,522
Medarex, Inc.* (Pharmaceuticals)	13,268	196,234
Media General, Inc.—Class A (Media)	2,996	111,361
Medical Action Industries, Inc.* (Healthcare-Products)	3,852	124,188
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	5,136	180,428
Mentor Corp. (Healthcare-Products)	3,424	167,331
Mentor Graphics Corp.* (Computers)	8,560	154,337
Meridian Bioscience, Inc. (Healthcare-Products)	3,424	83,991
Merit Medical Systems, Inc.* (Healthcare-Products)	6,420	101,693
Meritage Homes Corp.* (Home Builders)	2,140	102,121
Metal Management, Inc. (Environmental Control)	2,996	113,399
MGI Pharma, Inc.* (Pharmaceuticals)	7,704	141,831
Micrel, Inc.* (Semiconductors)	9,416	101,504
Micros Systems, Inc.* (Computers)	3,852	203,001
Microsemi Corp.* (Semiconductors)	6,848	134,563
MicroStrategy, Inc.—Class A* (Software)	856	97,593
MKS Instruments, Inc.* (Semiconductors)	4,708	106,307
Mobile Mini, Inc.* (Storage/Warehousing)	4,280	115,303
Modine Manufacturing Co. (Auto Parts & Equipment)	4,280	107,128
Molecular Devices Corp.* (Electronics)	2,568	54,108
Moog, Inc.—Class A* (Aerospace/Defense)	3,852	147,108
Movado Group, Inc. (Retail)	4,280	124,120
MPS Group, Inc.* (Commercial Services)	10,272	145,657
MTS Systems Corp. (Computers)	2,568	99,176
Mueller Industries, Inc. (Metal Fabricate/Hardware)	3,852	122,108
Myriad Genetics, Inc.* (Biotechnology)	4,708	147,360
Nara Bancorp, Inc. (Banks)	6,848	143,260
NATCO Group, Inc.—Class A* (Oil & Gas Services)	2,568	81,868
National Financial Partners (Diversified Financial Services)	3,852	169,372
Navigant Consulting Co.* (Commercial Services)	4,708	93,030
Navistar International Corp.* (Auto Manufacturers)	5,992	200,313
NBTY, Inc.* (Pharmaceuticals)	5,136	213,505
NCI Building Systems, Inc.* (Building Materials)	2,140	110,745
Nektar Therapeutics* (Biotechnology)	8,560	130,198
NetBank, Inc. (Internet)	16,692	77,451
Netflix, Inc.* (Internet)	4,280	110,681
NETGEAR, Inc.* (Telecommunications)	3,852	101,115
NewAlliance Bancshares, Inc. (Savings & Loans)	14,124	231,634
Newcastle Investment Corp. (REIT)	5,136	160,860
NewMarket Corp. (Chemicals)	2,140	126,367
Newport Corp.* (Telecommunications)	5,992	125,532
Nordson Corp. (Machinery-Diversified)	2,996	149,290
NorthStar Realty Finance Corp. (REIT)	9,416	156,023
NorthWestern Corp. (Electric)	4,708	166,569
Novastar Financial, Inc. (REIT)	3,424	91,250
Nu Skin Enterprises, Inc. (Retail)	7,704	140,444
Nuance Communications, Inc.* (Software)	11,984	137,337
NuCo2, Inc.* (Distribution/Wholesale)	3,852	94,721
NuVasive, Inc.* (Healthcare-Products)	5,136	118,642
Nuvelo, Inc.* (Pharmaceuticals)	6,420	25,680
O’Charley’s, Inc.* (Retail)	7,276	154,833
Odyssey Healthcare, Inc.* (Healthcare-Services)	5,136	68,103
Ohio Casualty Corp. (Insurance)	6,848	204,139
Oil States International, Inc.* (Oil & Gas Services)	4,280	137,944
Old Dominion Freight Line, Inc.* (Transportation)	2,996	72,114
Old National Bancorp (Banks)	10,700	202,444
Olin Corp. (Chemicals)	7,276	120,200
OM Group, Inc.* (Chemicals)	2,996	135,659
OMEGA Healthcare Investors, Inc. (REIT)	11,128	197,188
OmniVision Technologies, Inc.* (Semiconductors)	5,136	70,106
ON Semiconductor Corp.* (Semiconductors)	16,692	126,358
Onyx Pharmaceuticals, Inc.* (Pharmaceuticals)	5,564	58,867
Open Solutions, Inc.* (Software)	3,424	128,879
Openwave Systems, Inc.* (Internet)	9,416	86,910
Opsware, Inc.* (Internet)	10,700	94,374
Orbital Sciences Corp.* (Aerospace/Defense)	6,848	126,277
Oregon Steel Mills, Inc.* (Iron/Steel)	2,996	186,979
Oriental Financial Group, Inc. (Banks)	9,844	127,480
OSI Pharmaceuticals, Inc.* (Pharmaceuticals)	5,136	179,657
Owens & Minor, Inc. (Distribution/Wholesale)	4,280	133,835
P.F. Chang’s China Bistro, Inc.* (Retail)	2,996	114,986
Pacer International, Inc. (Transportation)	4,280	127,416
Pacific Sunwear of California, Inc.* (Retail)	6,848	134,084
Palm, Inc.* (Computers)	8,132	114,580
Palomar Medical Technologies, Inc.* (Healthcare-Products)	2,140	108,434
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	3,852	86,169
Parallel Petroleum Corp.* (Oil & Gas)	4,708	82,720
Parametric Technology Corp.* (Software)	11,556	208,239
PAREXEL International Corp.* (Commercial Services)	3,852	111,592

See accompanying notes to the financial statements.

16

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Parker Drilling Co.* (Oil & Gas)	12,412	$101,406
Pathmark Stores, Inc.* (Food)	9,416	104,988
Payless ShoeSource, Inc.* (Retail)	5,992	196,657
Peet’s Coffee & Tea, Inc.* (Beverages)	3,424	89,846
Penn Virginia Corp. (Oil & Gas)	2,140	149,885
Penwest Pharmaceuticals Co.* (Pharmaceuticals)	3,852	64,020
Per-Se Technologies, Inc.* (Software)	4,708	130,788
Pericom Semiconductor Corp.* (Semiconductors)	11,556	132,547
Perot Systems Corp.—Class A* (Computers)	8,988	147,313
Perrigo Co. (Pharmaceuticals)	8,560	148,088
Perry Ellis International, Inc.* (Apparel)	4,280	175,480
Petrohawk Energy Corp.* (Oil & Gas)	7,704	88,596
PFF Bancorp, Inc. (Savings & Loans)	5,992	206,784
PHH Corp.* (Commercial Services)	5,136	148,276
Phillips-Van Heusen Corp. (Apparel)	5,136	257,673
Photronics, Inc.* (Semiconductors)	5,992	97,909
Pier 1 Imports, Inc. (Retail)	9,844	58,572
Pilgrim’s Pride Corp. (Food)	3,852	113,364
Pinnacle Entertainment, Inc.* (Entertainment)	4,708	156,023
Pioneer Drilling Co.* (Oil & Gas)	5,564	73,890
Piper Jaffray* (Diversified Financial Services)	2,140	139,421
Placer Sierra Bancshares (Banks)	5,564	132,256
Plantronics, Inc. (Telecommunications)	4,708	99,810
Plexus Corp.* (Electronics)	4,280	102,206
PNM Resources, Inc. (Electric)	7,276	226,285
Polaris Industries, Inc. (Leisure Time)	3,852	180,389
Polycom, Inc.* (Telecommunications)	8,132	251,359
PolyMedica Corp. (Healthcare-Products)	2,568	103,773
PolyOne Corp.* (Chemicals)	11,556	86,670
Portfolio Recovery Associates, Inc.* (Diversified Financial Services)	2,140	99,917
Potlatch Corp. (Forest Products & Paper)	3,852	168,795
Powerwave Technologies, Inc.* (Telecommunications)	11,556	74,536
Preferred Bank (Banks)	4,708	282,904
Premiere Global Services, Inc.* (Telecommunications)	11,128	105,048
Priceline.com, Inc.* (Internet)	2,996	130,656
PrivateBancorp, Inc. (Banks)	3,852	160,359
ProAssurance Corp.* (Insurance)	3,852	192,292
Progenics Pharmaceuticals, Inc.* (Pharmaceuticals)	3,852	99,150
Progress Software Corp.* (Software)	4,708	131,494
Prosperity Bancshares, Inc. (Banks)	5,136	177,243
PSS World Medical, Inc.* (Healthcare-Products)	7,276	142,100
Psychiatric Solutions, Inc.* (Healthcare-Services)	5,136	192,703
Quanex Corp. (Metal Fabricate/Hardware)	3,424	118,436
Quantum Corp.* (Computers)	29,960	69,507
Quest Resource Corp.* (Oil & Gas)	5,992	60,519
Quest Software, Inc.* (Software)	7,276	106,593
Quiksilver, Inc.* (Apparel)	11,984	188,748
Rackable Systems, Inc.* (Computers)	2,568	79,531
Radio One, Inc.—Class D* (Media)	11,556	77,887
RadiSys Corp.* (Computers)	4,280	71,348
Ralcorp Holdings, Inc.* (Food)	2,996	152,466
Ramco-Gershenson Properties Trust (REIT)	6,848	261,183
RBC Bearings, Inc.* (Metal Fabricate/Hardware)	4,280	122,665
RCN Corp.* (Telecommunications)	5,136	154,850
Reader’s Digest Association, Inc. (Media)	11,984	200,133
RealNetworks, Inc.* (Internet)	10,700	117,058
Red Robin Gourmet Burgers, Inc.* (Retail)	2,140	76,719
Redback Networks, Inc.* (Internet)	5,564	138,766
Regal-Beloit Corp. (Hand/Machine Tools)	2,996	157,320
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	5,992	120,259
Regis Corp. (Retail)	4,280	169,231
Rent-A-Center, Inc.* (Commercial Services)	6,420	189,455
Rentech, Inc.* (Environmental Control)	16,692	62,929
Republic Bancorp, Inc. (Banks)	14,980	201,631
Republic Property Trust (REIT)	11,984	138,295
Resources Connection, Inc.* (Commercial Services)	5,136	163,530
Rewards Network, Inc.* (Commercial Services)	9,844	68,416
RF Micro Devices, Inc.* (Telecommunications)	18,404	124,963
Rofin-Sinar Technologies, Inc.* (Electronics)	2,140	129,384
Rogers Corp.* (Electronics)	2,140	126,581
RTI International Metals, Inc.* (Mining)	2,140	167,391
Ruby Tuesday, Inc. (Retail)	5,992	164,420
Rush Enterprises, Inc.* (Retail)	4,708	79,659
Ryerson, Inc. (Iron/Steel)	2,996	75,170
Safety Insurance Group, Inc. (Insurance)	2,568	130,223
Saia, Inc.* (Transportation)	2,996	69,537
Salix Pharmaceuticals, Ltd.* (Pharmaceuticals)	6,420	78,131
ScanSource, Inc.* (Distribution/Wholesale)	3,852	117,101
Schnitzer Steel Industries, Inc.—Class A (Iron/Steel)	2,568	101,950
Sciele Pharma, Inc.* (Pharmaceuticals)	3,424	82,176
Seabright Insurance Holdings* (Insurance)	5,564	100,208
Select Comfort Corp.* (Retail)	5,136	89,315
Semtech Corp.* (Semiconductors)	8,132	106,285
Shuffle Master, Inc.* (Entertainment)	3,852	100,922
Signature Bank* (Banks)	5,136	159,113
Silicon Image, Inc.* (Semiconductors)	10,272	130,660
Simpson Manufacturing Co., Inc. (Building Materials)	3,852	121,916
Sinclair Broadcast Group, Inc.—Class A (Media)	11,128	116,844
SiRF Technology Holdings, Inc.* (Semiconductors)	4,708	120,148
Sirona Dental Systems, Inc. (Healthcare-Products)	2,140	82,411
Skyline Corp. (Home Builders)	2,996	120,499
SkyWest, Inc. (Airlines)	5,992	152,856
Skyworks Solutions, Inc.* (Semiconductors)	17,120	121,210
Sohu.com, Inc.* (Internet)	2,996	71,904
Sonic Corp.* (Retail)	8,560	205,013
SonicWALL, Inc.* (Internet)	9,416	79,283
SonoSite, Inc.* (Healthcare-Products)	2,568	79,428
Sonus Networks, Inc.* (Telecommunications)	25,252	166,411
Sotheby’s (Commercial Services)	5,564	172,595
Southwest Bancorp, Inc. (Banks)	6,848	190,785
Southwest Gas Corp. (Water)	7,704	106,007
Spartan Stores, Inc. (Food)	6,420	134,371
Spartech Corp. (Chemicals)	5,136	134,666
Spherion Corp.* (Commercial Services)	8,988	66,781
Spirit Finance Corp. (REIT)	14,980	186,801
SPSS, Inc.* (Software)	2,568	77,220
SRA International, Inc.—Class A* (Computers)	3,852	103,002
Stage Stores, Inc. (Retail)	3,424	104,055
Stamps.com, Inc.* (Internet)	2,568	40,446
Standex International Corp. (Miscellaneous Manufacturing)	4,708	141,852
Stepan Co. (Chemicals)	3,852	121,993
STERIS Corp. (Healthcare-Products)	6,420	161,591
Sterling Bancorp (Banks)	6,848	134,906
Sterling Bancshares, Inc. (Banks)	14,766	192,253
Sterling Financial Corp.—Spokane (Savings & Loans)	4,708	159,177
Steven Madden, Ltd. (Apparel)	2,996	105,130
Stone Energy Corp.* (Oil & Gas)	2,568	90,779
Strategic Hotels & Resorts, Inc. (REIT)	8,132	177,196
Strayer Education, Inc. (Commercial Services)	1,284	136,168
Sun-Times Media Group, Inc.—Class A (Media)	14,980	73,552
Sunrise Assisted Living, Inc.* (Healthcare-Services)	4,280	131,482
Sunstone Hotel Investors, Inc. (REIT)	6,420	171,607
Superior Essex, Inc.* (Electrical Components & Equipment)	2,996	99,617
SVB Financial Group* (Banks)	4,280	199,534
Swift Energy Co.* (Oil & Gas)	2,996	134,251

See accompanying notes to the financial statements.

17

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

SWS Group, Inc. (Diversified Financial Services)	4,280	$152,796
Sybase, Inc.* (Software)	8,132	200,860
Sycamore Networks, Inc.* (Telecommunications)	23,968	90,120
Sykes Enterprises, Inc.* (Computers)	4,708	83,049
Symyx Technologies, Inc.* (Chemicals)	4,708	101,646
Synagro Technologies, Inc. (Environmental Control)	22,256	98,372
Take-Two Interactive Software, Inc.* (Software)	7,704	136,823
TALX Corp. (Computers)	3,852	105,737
Tanger Factory Outlet Centers, Inc. (REIT)	5,136	200,715
Technitrol, Inc. (Electronics)	5,136	122,699
Tekelec* (Telecommunications)	7,276	107,903
Teledyne Technologies, Inc.* (Aerospace/Defense)	3,852	154,581
Telik, Inc.* (Biotechnology)	6,848	30,337
Tempur-Pedic International, Inc.* (Home Furnishings)	5,992	122,596
Tenneco Automotive, Inc.* (Auto Parts & Equipment)	4,708	116,382
Tessera Technologies, Inc.* (Semiconductors)	5,136	207,187
Tetra Tech, Inc.* (Environmental Control)	6,848	123,879
Texas Industries, Inc. (Building Materials)	2,140	137,452
Texas Roadhouse, Inc.—Class A* (Retail)	7,704	102,155
The BISYS Group, Inc.* (Computers)	11,556	149,188
The Cato Corp.—Class A (Retail)	4,280	98,055
The Children’s Place Retail Stores, Inc.* (Retail)	2,140	135,933
The Commerce Group, Inc. (Insurance)	5,992	178,262
The Finish Line, Inc.—Class A (Retail)	5,992	85,566
The Genlyte Group, Inc.* (Building Materials)	2,568	200,587
The Geo Group, Inc.* (Commercial Services)	3,852	144,527
The Gymboree Corp.* (Apparel)	3,424	130,660
The Hain Celestial Group, Inc.* (Food)	4,280	133,579
The Medicines Co.* (Pharmaceuticals)	6,420	203,642
The Men’s Wearhouse, Inc. (Retail)	4,280	163,753
The Mills Corp. (REIT)	5,564	111,280
The Nautilus Group, Inc. (Leisure Time)	5,136	71,904
The Pantry, Inc.* (Retail)	2,140	100,238
The Phoenix Cos., Inc. (Insurance)	11,556	183,625
The Standard Register Co. (Household Products/Wares)	8,132	97,584
The Steak n Shake Co.* (Retail)	6,420	112,992
The Stride Rite Corp. (Apparel)	9,416	141,993
The Timberland Co.—Class A* (Apparel)	5,136	162,195
The Topps Co., Inc. (Toys/Games/Hobbies)	13,268	118,085
The TriZetto Group, Inc.* (Internet)	6,848	125,798
The Ultimate Software Group, Inc.* (Software)	3,852	89,598
The Warnaco Group, Inc.* (Apparel)	5,564	141,214
Thoratec Corp.* (Healthcare-Products)	5,992	105,339
THQ, Inc.* (Software)	5,992	194,860
Tibco Software, Inc.* (Internet)	20,544	193,935
Time Warner Telecom, Inc.—Class A* (Telecommunications)	7,704	153,541
Transaction Systems Architect, Inc.* (Software)	3,424	111,520
Tredegar Corp. (Miscellaneous Manufacturing)	5,992	135,479
TreeHouse Foods, Inc.* (Food)	4,280	133,536
Triarc Cos., Inc. (Retail)	9,416	188,320
Trico Marine Services, Inc.* (Oil & Gas Services)	3,424	131,173
Trident Microsystems, Inc.* (Software)	5,992	108,935
TriQuint Semiconductor, Inc.* (Semiconductors)	20,544	92,448
Trump Entertainment Resorts, Inc.* (Lodging)	4,708	85,874
Trustreet Properties, Inc. (REIT)	9,416	158,660
TTM Technologies, Inc.* (Electronics)	5,564	63,040
Tupperware Corp. (Household Products/Wares)	7,276	164,511
Tween Brands, Inc.* (Retail)	2,996	119,630
Tyler Technologies, Inc.* (Computers)	8,560	120,354
U-Store-It Trust (REIT)	6,848	140,726
UAP Holding Corp. (Chemicals)	5,992	150,879
UCBH Holdings, Inc. (Banks)	11,128	195,408
Umpqua Holdings Corp. (Banks)	7,276	214,133
Under Armour, Inc.—Class A* (Retail)	2,140	107,963
United Fire & Casualty Co. (Insurance)	3,424	120,696
United Natural Foods, Inc.* (Food)	4,280	153,737
United Online, Inc. (Internet)	8,132	107,993
United Stationers, Inc.* (Distribution/Wholesale)	2,996	139,882
United Surgical Partners International, Inc.* (Healthcare-Services)	4,280	121,338
United Therapeutics Corp.* (Pharmaceuticals)	2,140	116,352
Universal Compression Holdings, Inc.* (Oil & Gas Services)	2,568	159,498
Universal Corp. (Agriculture)	3,424	167,810
Universal Forest Products, Inc. (Building Materials)	1,712	79,813
USA Mobility, Inc. (Telecommunications)	3,852	86,169
USEC, Inc.* (Mining)	9,416	119,772
UTStarcom, Inc.* (Telecommunications)	13,268	116,095
Vail Resorts, Inc.* (Entertainment)	3,424	153,464
Valassis Communications, Inc.* (Commercial Services)	5,136	74,472
Valeant Pharmaceuticals International (Pharmaceuticals)	8,988	154,953
Valmont Industries, Inc. (Metal Fabricate/Hardware)	2,140	118,749
ValueClick, Inc.* (Internet)	9,844	232,613
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	5,136	233,792
Varian, Inc.* (Electronics)	3,424	153,361
Veeco Instruments, Inc.* (Semiconductors)	3,852	72,148
Ventana Medical Systems, Inc.* (Healthcare-Products)	2,996	128,918
Veritas DGC, Inc.* (Oil & Gas Services)	3,424	293,198
ViaSat, Inc.* (Telecommunications)	3,424	102,069
Viasys Healthcare, Inc.* (Healthcare-Products)	3,852	107,163
Virginia Commerce Bancorp, Inc.* (Banks)	5,564	110,612
Visteon Corp.* (Auto Parts & Equipment)	13,696	116,142
W Holding Co., Inc. (Banks)	17,548	104,586
W-H Energy Services, Inc.* (Oil & Gas Services)	2,996	145,875
W.R. Grace & Co.* (Chemicals)	7,276	144,065
Wabtec Corp. (Machinery-Diversified)	4,708	143,029
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	9,416	257,623
Warren Resources, Inc.* (Oil & Gas)	7,276	85,275
Washington Group International, Inc.* (Engineering & Construction)	2,568	153,541
Watsco, Inc. (Distribution/Wholesale)	2,568	121,107
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	4,280	193,243
WebEx Communications, Inc.* (Internet)	3,852	134,396
webMethods, Inc.* (Internet)	8,560	63,002
Websense, Inc.* (Internet)	5,136	117,255
West Pharmaceutical Services, Inc. (Healthcare-Products)	3,424	175,412
Westamerica Bancorp (Banks)	4,708	238,366
Westar Energy, Inc. (Electric)	8,988	233,329
Whiting Petroleum Corp.* (Oil & Gas)	3,424	159,557
Wilshire Bancorp, Inc. (Banks)	6,848	129,907
Wind River Systems, Inc.* (Software)	8,560	87,740
Winnebago Industries, Inc. (Home Builders)	3,852	126,769
Winston Hotels, Inc. (REIT)	14,124	187,143
Wintrust Financial Corp. (Banks)	3,424	164,420
Witness Systems, Inc.* (Software)	4,280	75,028
WMS Industries, Inc.* (Leisure Time)	3,424	119,361
Wolverine World Wide, Inc. (Apparel)	5,992	170,892
World Acceptance Corp.* (Diversified Financial Services)	2,996	140,662

See accompanying notes to the financial statements.

18

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

World Fuel Services Corp. (Retail)	2,996	$133,202
Worthington Industries, Inc. (Metal Fabricate/Hardware)	7,276	128,931
Wright Express Corp.* (Commercial Services)	4,280	133,408
Wright Medical Group, Inc.* (Healthcare-Products)	4,708	109,602
Yankee Candle Co., Inc. (Household Products/Wares)	4,280	146,718
Zale Corp.* (Retail)	5,136	144,887
Zenith National Insurance Corp. (Insurance)	3,852	180,697
Zoll Medical Corp.* (Healthcare-Products)	3,424	199,414
Zoran Corp.* (Semiconductors)	5,136	74,883
Zymogenetics, Inc.* (Pharmaceuticals)	5,136	79,968

TOTAL COMMON STOCKS
(Cost $87,484,855)		101,914,440

Repurchase Agreements (14.5%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $17,371,665 (Collateralized by $18,166,000 of various U.S. Government Agency Obligations, 3.00% - 5.875%, 8/15/07-3/21/11, market value $17,712,048)	$17,362,000	17,362,000

TOTAL REPURCHASE AGREEMENTS
(Cost $17,362,000)		17,362,000

Rights/Warrants(NM)
	Shares

Affordable Residential Properties (REIT)	8,988	7,939

TOTAL RIGHTS/WARRANTS
(Cost $0)		7,939

TOTAL INVESTMENT SECURITIES
(Cost $104,846,855)—99.4%		119,284,379
Net other assets (liabilities)—0.6%		663,245

NET ASSETS—100.0%		$119,947,624

*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
REIT	Real Estate Investment Trust
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $15,070,800)	38	$(182,571)

Futures Contracts Sold
E-Mini Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $6,266,280)	79	(3,563)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/07	$5,028,392	$(65,261)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/07	4,249,402	(56,093)

ProFund VP Small-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.2%
Aerospace/Defense	1.1%
Aerospace/Defense Equipment	0.1%
Agriculture	0.3%
Airlines	0.5%
Apparel	1.5%
Auto Manufacturers	0.2%
Auto Parts & Equipment	0.9%
Banks	5.7%
Beverages	0.2%
Biotechnology	1.9%
Building Materials	0.8%
Chemicals	1.4%
Coal	0.1%
Commercial Services	4.9%
Computers	2.7%
Distribution/Wholesale	0.9%
Diversified Financial Services	2.0%
Electric	1.8%
Electrical Components & Equipment	0.8%
Electronics	1.8%
Energy-Alternate Sources	0.2%
Engineering & Construction	0.6%
Entertainment	0.7%
Environmental Control	0.3%
Food	1.1%
Forest Products & Paper	0.3%
Gas	0.2%
Hand/Machine Tools	0.3%
Healthcare-Products	3.2%
Healthcare-Services	1.4%
Home Builders	0.6%
Home Furnishings	0.4%
Household Products/Wares	0.8%
Insurance	1.7%
Internet	3.2%
Investment Companies	0.4%
Iron/Steel	0.7%
Leisure Time	0.7%
Lodging	0.5%
Machinery-Construction & Mining	0.2%
Machinery-Diversified	1.0%
Media	1.5%
Metal Fabricate/Hardware	0.7%
Mining	0.6%
Miscellaneous Manufacturing	1.2%
Office Furnishings	0.2%
Office/Business Equipment	0.1%
Oil & Gas	2.4%

See accompanying notes to the financial statements.

19

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Oil & Gas Services	1.6%
Packaging & Containers	0.3%
Pharmaceuticals	3.0%
Real Estate Investment Trust	5.4%
Retail	5.6%
Savings & Loans	1.3%
Semiconductors	3.0%
Software	3.2%
Storage/Warehousing	0.1%
Telecommunications	4.4%
Toys/Games/Hobbies	0.3%
Transportation	1.3%
Trucking & Leasing	0.1%
Water	0.3%
Other**	15.1%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

20

PROFUNDS VP ProFund VP Small-Cap

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $87,484,855)	$101,922,379
Repurchase agreements, at cost	17,362,000

Total Investment Securities	119,284,379
Cash	93,795
Segregated securities balances with brokers for futures contracts	322,273
Dividends and interest receivable	123,844
Receivable for capital shares issued	653,840
Prepaid expenses	509

Total Assets	120,478,640

Liabilities:
Unrealized loss on swap agreements	121,354
Variation margin on futures contracts	92,153
Advisory fees payable	84,221
Management services fees payable	11,229
Administration fees payable	3,347
Administrative services fees payable	83,638
Distribution fees payable	83,744
Trustee fees payable	21
Transfer agency fees payable	3,244
Fund accounting fees payable	5,131
Compliance services fees payable	2,361
Other accrued expenses	40,573

Total Liabilities	531,016

Net Assets	$119,947,624

Net Assets consist of:
Capital	$94,872,258
Accumulated net investment income (loss)	574,522
Accumulated net realized gains (losses) on investments	10,370,808
Net unrealized appreciation (depreciation) on investments	14,130,036

Net Assets	$119,947,624

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,220,619

Net Asset Value (offering and redemption price per share)	$37.24

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$1,417,214
Dividends	1,043,370

Total Investment Income	2,460,584

Expenses:
Advisory fees	910,358
Management services fees	182,073
Administration fees	37,451
Transfer agency fees	35,772
Administrative services fees	301,769
Distribution fees	303,453
Custody fees	24,008
Fund accounting fees	56,749
Trustee fees	1,551
Compliance services fees	2,816
Other fees	70,067

Total Gross Expenses before reductions	1,926,067
Less Expenses reduced by the Advisor	(40,005)

Total Net Expenses	1,886,062

Net Investment Income (Loss)	574,522

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	9,247,436
Net realized gains (losses) on futures contracts	714,274
Net realized gains (losses) on swap agreements	1,346,161
Change in net unrealized appreciation/depreciation on investments	4,127,076

Net Realized and Unrealized Gains (Losses) on Investments	15,434,947

Change in Net Assets Resulting from Operations	$16,009,469

See accompanying notes to the financial statements.

21

PROFUNDS VP ProFund VP Small-Cap

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$574,522	$(15,637)
Net realized gains (losses) on investments	11,307,871	4,500,212
Change in net unrealized appreciation/depreciation on investments	4,127,076	(4,009,762)

Change in net assets resulting from operations	16,009,469	474,813

Distributions to Shareholders From:
Net realized gains on investments	(1,937,600)	(12,777,971)

Change in net assets resulting from distributions	(1,937,600)	(12,777,971)

Capital Transactions:
Proceeds from shares issued	195,973,365	145,139,602
Dividends reinvested	1,937,600	12,777,971
Value of shares redeemed	(209,143,242)	(176,334,188)

Change in net assets resulting from capital transactions	(11,232,277)	(18,416,615)

Change in net assets	2,839,592	(30,719,773)
Net Assets:
Beginning of period	117,108,032	147,827,805

End of period	$119,947,624	$117,108,032

Accumulated net investment income (loss)	$574,522	$—

Share Transactions:
Issued	5,545,049	4,296,386
Reinvested	55,839	384,415
Redeemed	(5,934,020)	(5,240,962)

Change in shares	(333,132)	(560,161)

See accompanying notes to the financial statements.

22

PROFUNDS VP ProFund VP Small-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$32.95	$35.93	$31.62	$22.15	$28.56

Investment Activities:
Net investment income (loss)(a)	0.17	— (b)	(0.14)	(0.14)	(0.16)
Net realized and unrealized gains (losses) on investments	4.65	1.04	5.37	9.61	(6.25)

Total income (loss) from investment activities	4.82	1.04	5.23	9.47	(6.41)

Distributions to Shareholders From:
Net realized gains on investments	(0.53)	(4.02)	(0.92)	—	—

Net Asset Value, End of Period	$37.24	$32.95	$35.93	$31.62	$22.15

Total Return	14.75%	2.81%	16.74%	42.75%	(22.44)%

Ratios to Average Net Assets:
Gross expenses	1.59%	1.60%	1.61%	1.73%	1.97%
Net expenses	1.55%	1.60%	1.61%	1.73%	1.97%
Net investment income (loss)	0.47%	(0.01)%	(0.44)%	(0.52)%	(0.62)%

Supplemental Data:
Net assets, end of period (000’s)	$119,948	$117,108	$147,828	$127,335	$38,612
Portfolio turnover rate(c)	53%	67%	161%	189%	527%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

23

ProFund VP Europe 30

The ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. For the year ended December 31, 2006, the Fund had a total return of 17.51%, compared to a return of 15.56%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Vodafone Group (+36.58%), UBS (+30.21%), and Total (+19.39%), while the bottom three performers in this group were Sanofi-Aventis (+7.33%), BP (+7.94%), and GlaxoSmithKline (+7.95%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from October 18, 1999 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (10/18/99)

ProFund VP Europe 30	17.51%	8.38%	2.74%

ProFunds Europe 30 Index	15.56%	8.14%	2.24%

Dow Jones STOXX 50 Index	27.35%	11.87%	7.19%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1  The ProFunds Europe 30 Index is a price return index. The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities nor the impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2  1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3  The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. The Dow Jones STOXX 50 Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

     The above information is not covered by the Report of Independent Registered Public Accounting Firm.

24

PROFUNDS VP ProFund VP Europe 30

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Europe 30 seeks daily investment results, before fees and expenses that correspond to the daily performance of the ProFunds Europe 30 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.1%

Total Exposure	100.1%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ProFunds Europe 30 Index - Composition
% of Index

Consumer Non-Cyclical	30.0%
Energy	16.2%
Communications	13.2%
Financial	12.4%
Basic Materials	9.9%
Technology	7.0%
Industrial	6.4%
Consumer Cyclical	4.9%

PROFUNDS VP ProFund VP Europe 30	Schedule of Portfolio Investments December 31, 2006

Common Stocks (100.1%)
	Shares	Value

Alcatel SA (Telecommunications)	229,922	$3,269,491
Alcon, Inc. (Healthcare-Products)	35,832	4,004,943
Anglo American PLC (Mining)	164,230	4,008,854
ASM Lithography Holding NV* (Semiconductors)	132,877	3,272,761
AstraZeneca PLC (Pharmaceuticals)	101,524	5,436,610
Autoliv, Inc. (Auto Parts & Equipment)	47,776	2,880,893
BP Amoco PLC (Oil & Gas)	149,300	10,018,029
Business Objects SA* (Software)	82,115	3,239,437
DaimlerChrysler AG (Auto Manufacturers)	80,622	4,950,997
Diageo PLC (Beverages)	61,213	4,854,803
Elan Corp. PLC* (Pharmaceuticals)	191,104	2,818,784
GlaxoSmithKline PLC (Pharmaceuticals)	144,821	7,640,756
HSBC Holdings PLC (Banks)	104,510	9,578,342
Koninklijke (Royal) Phillips Electronics NV (Electronics)	120,933	4,544,662
Mittal Steel Co. NV—Class A (Iron/Steel)	88,087	3,715,510
Nokia OYJ (Telecommunications)	249,331	5,066,406
Novartis AG (Pharmaceuticals)	138,849	7,975,486
Rio Tinto PLC (Mining)	19,409	4,124,219
Royal Dutch Shell PLC—Class A (Oil & Gas)	104,510	7,398,263
Sanofi-Aventis (Pharmaceuticals)	147,807	6,824,249
SAP AG (Software)	89,580	4,756,698
Shire Pharmaceuticals Group PLC (Pharmaceuticals)	61,213	3,780,515
Siemens AG (Miscellaneous Manufacturing)	58,227	5,738,271
Telefonaktiebolaget LM Ericsson (Telecommunications)	128,398	5,165,451
Tenaris SA (Iron/Steel)	80,622	4,022,231
Total Fina SA (Oil & Gas)	119,440	8,590,125
UBS AG (Diversified Financial Services)	116,454	7,025,670
Unilever NV (Food)	165,723	4,515,952
Vodafone Group PLC (Telecommunications)	276,854	7,691,003
Willis Group Holdings, Ltd. (Insurance)	82,115	3,260,787

TOTAL COMMON STOCKS (Cost $118,040,916)		160,170,198

Repurchase Agreements (0.1%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $223,124 (Collateralized by $218,000 Federal Home Loan Mortgage Corp., 5.875%, 3/21/11, market value $228,021)	$223,000	223,000

TOTAL REPURCHASE AGREEMENTS (Cost $223,000)		223,000

TOTAL INVESTMENT SECURITIES (Cost $118,263,916)—100.2%		160,393,198
Net other assets (liabilities)—(0.2)%		(368,769)

NET ASSETS—100.0%		$160,024,429

As of December 31, 2006, all securities in this portfolio were traded on U.S. Exchanges.
*	Non-income producing security

ProFund VP Europe 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2006:
Auto Manufacturers	3.1%
Auto Parts & Equipment	1.8%
Banks	6.0%
Beverages	3.0%
Diversified Financial Services	4.4%
Electronics	2.8%
Food	2.8%
Healthcare-Products	2.5%
Insurance	2.0%
Iron/Steel	4.8%
Mining	5.1%
Miscellaneous Manufacturing	3.6%
Oil & Gas	16.4%
Pharmaceuticals	21.6%
Semiconductors	2.0%
Software	5.0%
Telecommunications	13.2%
Other**	(0.1)%

See accompanying notes to the financial statements.

25

PROFUNDS VP ProFund VP Europe 30	Schedule of Portfolio Investments December 31, 2006

ProFund VP Europe 30 invested, as a percentage of net assets, insecurities with exposure tothe following countries, as of December 31, 2006:

Finland	3.2%
France	13.7%
Germany	9.7%
Ireland	1.8%
Luxembourg	2.5%
Netherlands	10.0%
Sweden	5.0%
Switzerland	11.9%
United Kingdom	42.3%
United States**	(0.1)%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

26

PROFUNDS VP ProFund VP Europe 30

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $118,040,916)	$160,170,198
Repurchase agreements, at cost	223,000

Total Investment Securities	160,393,198
Cash	54,230
Dividends and interest receivable	249,769
Receivable for capital shares issued	673,890
Prepaid expenses	545

Total Assets	161,371,632

Liabilities:
Payable for investments purchased	1,072,687
Payable for capital shares redeemed	7,730
Advisory fees payable	94,357
Management services fees payable	12,581
Administration fees payable	3,751
Administrative services fees payable	52,945
Distribution fees payable	45,207
Trustee fees payable	23
Transfer agency fees payable	3,635
Fund accounting fees payable	5,311
Compliance services fees payable	2,575
Other accrued expenses	46,401

Total Liabilities	1,347,203

Net Assets	$160,024,429

Net Assets consist of:
Capital	$148,882,816
Accumulated net investment income (loss)	2,790,426
Accumulated net realized gains (losses) on investments	(33,778,095)
Net unrealized appreciation (depreciation) on investments	42,129,282

Net Assets	$160,024,429

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	5,002,606

Net Asset Value (offering and redemption price per share)	$31.99

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$5,160,709
Interest	46,616
Foreign tax withholding	(232,175)

Total Investment Income	4,975,150

Expenses:
Advisory fees	988,745
Management services fees	197,750
Administration fees	40,650
Transfer agency fees	38,555
Administrative services fees	468,004
Distribution fees	329,582
Custody fees	22,920
Fund accounting fees	56,045
Trustee fees	1,603
Compliance services fees	3,047
Other fees	80,329

Total Gross Expenses before reductions	2,227,230
Less Expenses reduced by the Advisor	(42,506)

Total Net Expenses	2,184,724

Net Investment Income (Loss)	2,790,426

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	4,392,672
Net realized gains (losses) on futures contracts	(28,980)
Change in net unrealized appreciation/depreciation on investments	13,273,457

Net Realized and Unrealized Gains (Losses) on Investments	17,637,149

Change in Net Assets Resulting from Operations	$20,427,575

See accompanying notes to the financial statements.

27

PROFUNDS VP ProFund VP Europe 30

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$2,790,426	$492,626
Net realized gains (losses) on investments	4,363,692	9,377,260
Change in net unrealized appreciation/depreciation on investments	13,273,457	(4,494,970)

Change in net assets resulting from operations	20,427,575	5,374,916

Distributions to Shareholders From:
Net investment income	(492,626)	(152,267)
Net realized gains on investments	(2,816,012)	(11,054,508)

Change in net assets resulting from distributions	(3,308,638)	(11,206,775)

Capital Transactions:
Proceeds from shares issued	261,413,045	315,882,039
Dividends reinvested	3,308,638	11,206,775
Value of shares redeemed	(242,285,502)	(341,395,694)

Change in net assets resulting from capital transactions	22,436,181	(14,306,880)

Change in net assets	39,555,118	(20,138,739)
Net Assets:
Beginning of period	120,469,311	140,608,050

End of period	$160,024,429	$120,469,311

Accumulated net investment income (loss)	$2,790,426	$492,626

Share Transactions:
Issued	8,673,743	11,336,131
Reinvested	113,816	404,431
Redeemed	(8,094,139)	(12,402,581)

Change in shares	693,420	(662,019)

See accompanying notes to the financial statements.

28

PROFUNDS VP ProFund VP Europe 30

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$27.96	$28.28	$24.96	$18.01	$24.26

Investment Activities:
Net investment income (loss)(a)	0.64	0.13	0.03	0.05	0.07
Net realized and unrealized gains (losses) on investments	4.18	2.14	3.53	6.92	(6.32)

Total income (loss) from investment activities	4.82	2.27	3.56	6.97	(6.25)

Distributions to Shareholders From:
Net investment income	(0.12)	(0.04)	(0.03)	(0.02)	—
Net realized gains on investments	(0.67)	(2.55)	(0.21)	—	—

Total distributions	(0.79)	(2.59)	(0.24)	(0.02)	—

Net Asset Value, End of Period	$31.99	$27.96	$28.28	$24.96	$18.01

Total Return	17.51%	8.09%	14.32%	38.73%	(25.76)%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.76%	1.78%	1.91%	2.03%
Net expenses	1.66%	1.76%	1.78%	1.91%	1.98%
Net investment income (loss)	2.12%	0.45%	0.12%	0.25%	0.33%

Supplemental Data:
Net assets, end of period (000’s)	$160,024	$120,469	$140,608	$142,019	$33,119
Portfolio turnover rate(b)	172%	230%	319%	376%	1,280%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

29

ProFund VP Rising Rates Opportunity

The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2006, the Fund had a total return of 10.15%, compared to a total return of -1.16%1 for the Long Bond. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% the inverse of the daily price movement of the Long Bond.2

The Fund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding bond issued by the U.S. Treasury. As of 12/31/06 the last (most recent) Long Bond to be issued had a maturity date of 2/15/2036 and a 4.50% coupon.

The most recently issued 30-year U.S. Treasury Bond had a total return of -1.16% in 2006 as measured by the Ryan Labs 30 Year Treasury Index. The yield on the Long Bond rose from 4.54% on 12/31/05 to 4.81% on 12/31/06 as prices declined over the course of the year amidst inflation fears, particularly in the first half of the year. The Treasury Department re-introduced the long bond in February for the first time in five years, and initial demand for the new issue was strong as the new issue (maturing February 2036) opened 12-13 yield basis points lower than the previous longest issue (maturing February 2031.) A new Fed chairman, Ben Bernanke was also introduced, as he took over for Alan Greenspan after the January meeting. Bernanke picked up right where Greenspan left off, as the Fed continued to raise rates at each of the four meetings in the first half of 2006. The Fed’s string of 17 consecutive quarter-point hikes was finally halted, however, when at the June meeting, they left the Fed Funds rate unchanged at 5.25%. The Fed then kept the Fed Funds rate unchanged for the rest of the year. The result was a partially inverted yield curve for much of the year, a phenomenon that has historically been a precursor to a recession. A particularly weak residential housing market and manufacturing sector for much of the year prompted some analysts to forecast an upcoming recession, however, falling energy prices during the second half of the year helped mitigate these concerns. Since this Fund is designed to have inverse (negative) daily correlation to the Long Bond, it was inversely affected by the daily performance of the Long Bond and the factors affecting the Long Bond. Additionally, since this fund is leveraged, this inverse effect was magnified.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP Rising Rates Opportunity	10.15%	(7.28)%

30-year U.S. Treasury Bond	(1.16)%	7.01%

Lehman Brothers U.S. Treasury: Long-Term Index	0.79%	6.34%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses. Since the ProFund VP Rising Rates Opportunity is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. This index is a total return index and reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly into an index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

30

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”).

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(12.3)%
Swap Agreements	(116.5)%
Options	NM

Total Exposure	(128.8)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.05%.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Rising Rates Opportunity	December 31, 2006

U.S. Government Agency Obligations (78.6%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$25,726,000	$25,722,713
Federal Farm Credit Bank, 4.60%, 1/2/07+	25,726,000	25,722,713
Federal Home Loan Bank, 4.60%, 1/2/07+	25,726,000	25,722,713
Federal National Mortgage Association, 4.60%, 1/2/07+	25,726,000	25,722,713

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $102,890,852)		102,890,852

Repurchase Agreements (19.6%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $25,721,310 (Collateralized by $31,696,000 of various U.S. Government Agency Obligations, 4.75% - 4.944%*, 11/3/09-5/15/11, market value $26,222,086)	25,707,000	25,707,000

TOTAL REPURCHASE AGREEMENTS
(Cost $25,707,000)		25,707,000

Options Purchased(NM)
	Contracts

10-year U.S. Treasury Note Call Option 126 expiring March 2007	50	164
10-year U.S. Treasury Note Call Option 128 expiring March 2007	250	854

TOTAL OPTIONS PURCHASED
(Cost $5,137)		1,018

TOTAL INVESTMENT SECURITIES
(Cost $128,602,989)—98.2%		128,598,870
Net other assets (liabilities)—1.8%		2,295,521

NET ASSETS—100.0%		$130,894,391

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
*	Represents the effective yield or interest rate in effect at December 31, 2006.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Sold
	Contracts	Unrealized Appreciation (Depreciation)

30-year U.S. Treasury Bond Futures Contract expiring March 2007** (Underlying face amount at value $16,051,500)	144	$204,972

Swap Agreements
	Notional Amount at Value	Unrealized Gain (Loss)

Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (4.50% due 2/15/36) expiring 12/31/06	$(152,600,391)	$1,910,515

**	As of December 31, 2006, this security was fair valued in good faith in accordance with procedures approved by the Board of Trustees.

See accompanying notes to the financial statements.

31

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $102,895,989)	$102,891,870
Repurchase agreements, at cost	25,707,000

Total Investment Securities	128,598,870
Cash	562
Segregated cash balances with brokers for futures contracts	199,926
Segregated cash balances with custodian for swap agreements	465
Interest receivable	10,733
Receivable for capital shares issued	463,594
Unrealized gain on swap agreements	1,910,515
Prepaid expenses	659

Total Assets	131,185,324

Liabilities:
Payable for capital shares redeemed	43,280
Advisory fees payable	77,542
Management services fees payable	10,339
Administration fees payable	3,086
Administrative services fees payable	52,414
Distribution fees payable	53,442
Trustee fees payable	19
Transfer agency fees payable	2,991
Fund accounting fees payable	4,356
Compliance services fees payable	2,583
Other accrued expenses	40,881

Total Liabilities	290,933

Net Assets	$130,894,391

Net Assets consist of:
Capital	$169,356,810
Accumulated net investment income (loss)	5,128,357
Accumulated net realized gains (losses) on investments	(45,702,144)
Net unrealized appreciation (depreciation) on investments	2,111,368

Net Assets	$130,894,391

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)
6,322,547

Net Asset Value (offering and redemption price per share)	$20.70

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$7,617,007

Expenses:
Advisory fees	1,162,512
Management services fees	232,504
Administration fees	47,880
Transfer agency fees	46,079
Administrative services fees	484,163
Distribution fees	387,598
Custody fees	21,560
Fund accounting fees	66,664
Trustee fees	1,971
Compliance services fees	3,187
Other fees	86,086

Total Gross Expenses before reductions	2,540,204
Less Expenses reduced by the Advisor	(51,552)
Less Expenses reduced by the Administrator	(2)

Total Net Expenses	2,488,650

Net Investment Income (Loss)	5,128,357

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(5,138)
Net realized gains (losses) on futures contracts	(164,016)
Net realized gains (losses) on swap agreements	7,583,792
Change in net unrealized appreciation/depreciation on investments	1,829,376

Net Realized and Unrealized Gains (Losses) on Investments	9,244,014

Change in Net Assets Resulting from Operations	$14,372,371

See accompanying notes to the financial statements.

32

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the year ended December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$5,128,357	$2,305,564
Net realized gains (losses) on investments	7,414,638	(22,961,122)
Change in net unrealized appreciation/depreciation on investments	1,829,376	3,657,738

Change in net assets resulting from operations	14,372,371	(16,997,820)

Distributions to Shareholders From:
Net investment income	(2,305,564)	—

Change in net assets resulting from distributions	(2,305,564)	—

Capital Transactions:
Proceeds from shares issued	935,713,990	386,431,711
Dividends reinvested	2,305,564	—
Value of shares redeemed	(958,571,466)	(409,692,557)

Change in net assets resulting from capital transactions	(20,551,912)	(23,260,846)

Change in net assets	(8,485,105)	(40,258,666)
Net Assets:
Beginning of period	139,379,496	179,638,162

End of period	$130,894,391	$139,379,496

Accumulated net investment income (loss)	$5,128,357	$2,305,564

Share Transactions:
Issued	44,033,519	19,734,512
Reinvested	109,998	—
Redeemed	(45,105,553)	(21,093,910)

Change in shares	(962,036)	(1,359,398)

See accompanying notes to the financial statements.

33

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$19.13	$20.78	$23.32	$24.32	$30.00

Investment Activities:
Net investment income (loss)(b)	0.70	0.27	(0.10)	(0.23)	(0.09)
Net realized and unrealized
gains (losses) on investments	1.26	(1.92)	(2.44)	(0.77)	(5.59)

Total income (loss) from
investment activities	1.96	(1.65)	(2.54)	(1.00)	(5.68)

Distributions to Shareholders From:
Net investment income	(0.39)	—	—	—	—

Net Asset Value, End of Period	$20.70	$19.13	$20.78	$23.32	$24.32

Total Return	10.15%	(7.89)%	(10.89)%	(4.11)%	(18.93	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.64%	1.73%	1.75%	1.91%	2.13%
Net expenses(d)	1.61%	1.73%	1.75%	1.91%	1.98%
Net investment income (loss)(d)	3.31%	1.36%	(0.45)%	(0.94)%	(0.49)%
Supplemental Data:
Net assets, end of period (000’s)	$130,894	$139,379	$179,638	$74,272	$7,168
Portfolio turnover rate(e)	—	—	—	—	—	(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

34

PROFUNDS VP

Notes to Financial Statements
December 31, 2006

1.	Organization

ProFunds (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP Bull, ProFund VP Small-Cap, ProFund VP Europe 30 and ProFund VP Rising Rates Opportunity (collectively, the “ProFunds VP” and individually, a “ProFund VP”). Each ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust and ProFunds VP enters into contracts with their vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP. However, based on experience, the ProFunds VP expect any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Security Valuation

Security prices are generally provided by a third party pricing service. The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the most recent closing price, if applicable, or at such other price that ProFund Advisors LLC (the “Advisor”) deems appropriate in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

For the ProFunds VP, debt securities, futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, fair valuation procedures as described below may be applied. Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a counterparty to a repurchase agreement with the ProFunds VP will be monitored by the Advisor.

In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the ProFund VP’s custodian. In the event of a default or bankruptcy by a selling financial institution, the ProFund VP will seek to liquidate such collateral which could involve certain costs or delays

35

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement.

Real Estate Investment Trusts

The ProFunds VP, other than ProFund VP Rising Rates Opportunity, may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Short Sales

The ProFunds VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short. During the period, there were no short sale transactions.

When-Issued and Delayed-Delivery Securities

Each ProFund VP, may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian for such when-issued or delayed-delivery securities. As of December 31, 2006, the ProFunds VP did not hold any when-issued or delayed-delivery securities.

Futures Contracts and Related Options

The ProFunds VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When the ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

36

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

Index Options

The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash. All option contracts held as of December 31, 2006 are exchange traded.

Put and call options purchased are accounted for in the same manner as portfolio securities. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. The ProFunds VP did not write options during the period.

Foreign Currency Transactions

The accounting records of the ProFunds VP are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund VP denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ProFunds VP do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. During the period, there were no foreign currency transactions.

Swap Agreements

The ProFunds VP may enter into swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the ProFunds VP obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions of trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each swap is accured on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount are recorded as “unrealized gain or loss on swap agreements” and when cash is exchanged, which is generally no later than monthly, the gain or loss realized is recorded as “realized gains or losses on swap agreements”.

The ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund VP on the notional amount outstanding and that dividends or interest on the

37

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

underlying instruments reduce the value of the swap, plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A ProFund VP will enter into swap agreements only with large, well-capitalized and well established financial institutions. The creditworthiness of each of the firms which is a party to a swap agreement is monitored by the Advisor. Swap agreements are collateralized by cash and certain securities as indicated on the Schedule of Portfolio Investments of each particular ProFund VP.

Investment Transactions and Related Income

During the period, investment transactions were accounted for no later than one business day following the trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

In addition to the four active ProFunds VP included in this report, ProFund Advisors LLC serves as the investment advisor for each of the additional 98 active ProFunds in the ProFunds Trust not included in this report and each of the three active Funds in the Access One Trust. Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one ProFund VP are allocated among the respective ProFunds VP based upon relative net assets or another reasonable basis. Expenses which are attributable to funds of the ProFunds and Access One Trust are allocated across the ProFunds and Access One Trust based upon relative net assets or another reasonable basis.

Distributions to Shareholders
Each of the ProFunds VP intends to declare and distribute net investment income at least annually. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification.

Federal Income Taxes

Each of the ProFunds VP intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. The ProFunds VP have a tax year end of December 31st.

Other
Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations as “Fees paid indirectly.”

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

38

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

As of December 31, 2006, the ProFunds VP do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each ProFund’s tax return to determine whether sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

3.	Fees and Transactions with Affiliates

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP each pay the Advisor a fee at an annualized rate of 0.75%, of the average daily net assets of each respective ProFund VP.

BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays BISYS an annual fee based on the ProFunds’ and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing. Administration fees include additional fees paid to BISYS by the Trust for support of the ProFunds VP Compliance Service Program. ProFunds Distributors, Inc. (the “Distributor”), an affiliate of BISYS, serves as the Trust’s distributor. Under the Amended and Restated Distribution Agreement dated July 1, 2006, for providing the distribution entity and infrastructure related platform the Distributor receives an annual fee of $150,000 in aggregate from the ProFunds and Access One Trusts. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full pursuant to the Distribution and Shareholder Services Plan, it is contemplated that the Advisor, or an affiliate of the Advisor will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. BISYS Fund Services Ohio, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees. As transfer agent for the ProFunds VP, BISYS Fund Services Ohio, Inc. receives a base fee, fees based on the number of Funds and reimbursement of certain expenses. As fund accounting agent for the ProFunds VP, BISYS Fund Services Ohio, Inc. receives an annual fee based on the ProFunds and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses. The Administrator voluntarily waived fees during the period as reflected on the Statement of Operations as Less Expenses reduced by the Administrator. These fees are not available to be recouped in subsequent years.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 0.25%, on an annualized basis, of its average daily net assets as reimbursement or compensation for distribution-related activities and/or shareholder services. Under the Plan, the Trust or ProFunds Distributors, Inc. may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 0.25% (on an annual basis) of the average daily net assets of the applicable ProFund VP attributable to, or held in the name of the Authorized Firm for, its clients. Each ProFund VP may pay different service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers. During the year ended December 31, 2006, the Advisor, as an Authorized Firm, was reimbursed $812,930 (unaudited) for expenses incurred under the Plan in aggregate relating to the Trust.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. Each of the two Independent Trustees are compensated $35,000 per year based on four regular meetings, plus a maximum of $2,500 for each additional board meeting, if applicable, in aggregate from the ProFunds and Access One Trust. Each of the two Independent Trustees were compensated $51,000 ($102,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds and Access One Trust for the year ended December 31, 2006. Effective January 1, 2007, the Trust, together with Access One Trust and ProShares Trust (other trusts in the Fund Complex advised by the Advisor or an affiliate) will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Independent Trustees will also receive $3,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $1,000 for attending each telephonic meeting. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and

39

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

staff who administer the Trust’s compliance program, in which the ProFunds VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of their average daily net assets (prior to May 1, 2006, at an annual rate of up to 0.50% of their average daily net assets) as reflected on the Statements of Operations as “Administrative services fees.”

Prior to May 1, 2006, the Advisor had contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP for the year ended December 31, 2006 in order to limit the annual operating expenses to an annualized rate of 1.98% of the average daily net assets of each ProFund VP (except ProFund VP Rising Rates Opportunity). ProFund VP Rising Rates Opportunity’s operating expenses were limited to an annualized rate of 1.78% of its average daily net assets.

Effective May 1, 2006, the Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP for the period from May 1, 2006 through December 31, 2006 in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed the expense limit for the applicable period. As of December 31, 2006, there are no amounts that may potentially be repaid by the ProFunds VP pursuant to this agreement.

During the year ended December 31, 2006, the Advisor voluntarily waived additional management services fees in the amounts listed below for the ProFunds VP. These fees were voluntarily waived to maintain a more competitive expense ratio. These fees are not available to be recouped in subsequent years.

Waiver

ProFund VP Bull	$70,049
ProFund VP Small-Cap	40,005
ProFund VP Europe 30	42,506
ProFund VP Rising Rates Opportunity	51,552

4.	Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2006 were as follows:

	Purchases	Sales

ProFund VP Bull	$496,823,920	$540,982,304
ProFund VP Small-Cap	52,156,487	49,323,948
ProFund VP Europe 30	247,574,314	224,135,654

5.	Concentration Risk

ProFund VP Europe 30 may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which they focus their investments.

6.	Federal Income Tax Information

As of the tax year end of December 31, 2006, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires	Expires
	12/31/12	12/31/13	Total

ProFund VP Rising Rates Opportunity	$21,517,217	$22,965,205	$44,482,422

40

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

As of the tax year end of December 31, 2006, the following ProFunds VP had additional net capital loss carryforwards that may be available to offset future net capital gains, if any. The amount of these losses that may be utilized are limited as a result of a prior year ownership change of the insurance company that issues the variable annuity contracts for which the ProFunds VP are investment options. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains which were offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires	Expires
	12/31/08	12/31/09	12/31/10	12/31/11	12/31/12	Total

ProFund VP Europe 30	$927,883	$10,516,081	$5,807,241	$3,450,241	$3,425,937	$24,127,383
ProFund VP Rising Rates Opportunity	—	—	991,998	26,871	—	1,018,869

The tax character of dividends paid to shareholders during the tax year ended December 31, 2006 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Bull	$3,838,095	$6,615,991	$10,454,086
ProFund VP Small-Cap	—	1,937,600	1,937,600
ProFund VP Europe 30	563,768	2,744,870	3,308,638
ProFund VP Rising Rates Opportunity	2,305,564	—	2,305,564

The tax character of dividends paid to shareholders during the tax year ended December 31, 2005 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Bull	$634,599	$—	$634,599
ProFund VP Small-Cap	7,467,754	5,310,217	12,777,971
ProFund VP Europe 30	8,294,131	2,912,644	11,206,775

As a December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

					Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Deficit)

ProFund VP Bull	$2,622,613	$—	$—	$—	$45,119,119	$47,741,732
ProFund VP Small-Cap	3,474,877	8,256,975	—	—	13,343,514	25,075,366
ProFund VP Europe 30	2,790,426	1,137,287	—	(24,127,383)	31,341,283	11,141,613
ProFund VP Rising Rates Opportunity	5,128,357	—	—	(45,501,291)	1,910,515	(38,462,419)

At December 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

ProFund VP Bull	$264,743,107	$45,541,677	$(422,558)	$45,119,119
ProFund VP Small-Cap	105,819,511	17,153,497	(3,688,629)	13,464,868
ProFund VP Europe 30	129,051,915	31,708,675	(367,392)	31,341,283
ProFund VP Rising Rates Opportunity	128,597,852	—	—	—

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ProFunds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ProFund VP Bull, ProFund VP Small-Cap, ProFund VP Europe 30 and ProFund VP Rising Rates Opportunity (separate portfolios of ProFunds, hereafter collectively referred to as the “Funds”) at December 31, 2006, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 22, 2007

42

PROFUNDS VP

Additional Tax Information (unaudited)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2006, qualify for the corporate dividends received deduction for the following Funds:

Dividends
Received
Deduction

ProFund VP Bull	100.00%
ProFund VP Europe 30	100.00%

43

PROFUNDS VP

Board Approval of Investment Advisory Agreements (unaudited)

At a meeting held on September 20, 2006, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the investment advisory agreement (the “Advisory Agreement”) with ProFund Advisors LLC (the “Advisor”) on behalf of the Funds. In determining whether it was appropriate to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; and (ix) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable, in the best interests of shareholders and should be approved. The Board took note of all of the information that had been provided and considered all of the relevant factors, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund and its shareholders by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Funds; (iii) the extent to which economies of scale would be realized as the Funds grow; and (iv) whether fee levels reflected these economies of scale, if any, for the benefit of Fund shareholders.

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to effectively manage the Funds, which may not be present at other investment advisory organizations. The Board took note of the special skills needed to manage each Fund. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and the Board considered whether it provided appropriate incentives. The Board also considered information regarding how brokerage for the Funds was allocated. Finally, the Board reviewed the Advisor’s compliance program. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of each Fund, and that the Advisor’s services benefited the Fund shareholders, particularly in light of the nature of the Funds and the services required to support them.

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trusts. The Board noted the difficulty in obtaining precise information comparing the fees charged by other investment advisers because there were few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found that the comparative information provided by the Adviser to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Funds on their own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor’s non-advisory services, including those performed under a Management Services Agreement. The Board considered indirect or “fall-out” benefits that the Advisor derived from its relationship to the Funds, noting in particular that while the Advisor may receive research provided by broker-dealers, it will not obtain research or other non-brokerage services in return for allocating brokerage. The Trustees concluded that the Management Services Agreement was in the best interests of the Funds and their shareholders; that the services to be performed were required for the operation of the Funds; and that the Advisor could provide services the nature and quality of which were at least equal to those provided by others offering the same or similar services; and that the fees were reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also considered the financial condition of the Advisor, which they found to be sound based upon its review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor the potential economies of scale, how and when shareholders may benefit from economies of scale. The Board considered the fact that the Advisor waived its fees and/or reimbursed expenses with respect to specific Funds.

44

PROFUNDS VP

Board Approval of Investment Advisory Agreements (continued) (unaudited)

The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by each Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of each Fund. It was the sense of the Board to consider and evaluate on an ongoing basis potential economies of scale and how shareholders could benefit from those economies of scale.

45

PROFUNDS VP

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect separate accounts or insurance contract fees and charges. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2006 and held for the entire period from July 1, 2006 through December 31, 2006.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

ProFund VP Bull	$1,000.00	$1,119.90	$8.23	1.54%
ProFund VP Small-Cap	1,000.00	1,067.20	8.08	1.55%
ProFund VP Europe 30	1,000.00	1,103.60	8.32	1.57%
ProFund VP Rising Rates Opportunity	1,000.00	941.60	7.54	1.54%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

ProFund VP Bull	$1,000.00	$1,017.44	$7.83	1.54%
ProFund VP Small-Cap	1,000.00	1,017.39	7.88	1.55%
ProFund VP Europe 30	1,000.00	1,017.29	7.98	1.57%
ProFund VP Rising Rates Opportunity	1,000.00	1,017.44	7.83	1.54%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

46

PROFUNDS VP

Trustees and Officers (unaudited)

Number of
		Term of		Portfolios* in	Other
	Position(s)	Office and		Fund Complex	Directorships
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Birth Date	the Trust	Time Served	During Past 5 Years	Trustee	Trustee

Independent Trustees

Russell S. Reynolds, III	Trustee	Indefinite;	Directorship	ProFunds (102);	Directorship
c/o ProFunds		October 1997 to	Search Group,	Access One	Search
7501 Wisconsin Avenue,		present	Inc. (Executive	Trust (3);	Group, Inc.
Suite 1000			Recruitment):	ProShares
Bethesda, MD 20814			President (May	Trust (12)
Birth Date: 7/57			2004 to present);
Managing Director
(March 1993 to April
2004).

Michael C. Wachs	Trustee	Indefinite;	AMC Delancey Group,	ProFunds (102);	AMC
c/o ProFunds		October	Inc. (Real Estate	Access One	Delancey
7501 Wisconsin Avenue,		1997 to	Development): Vice	Trust (3);	Group, Inc.
Suite 1000		present	President (January 2001	ProShares
Bethesda, MD 20814			to present).	Trust (12)
Birth Date: 10/61

Interested Trustee

Michael L. Sapir**	Trustee	Indefinite;	Chairman and Chief	ProFunds (102);	None
7501 Wisconsin Avenue,	and	April 1997	Executive Officer of the	Access One
Suite 1000	Chairman	to present	Advisor (May 1997 to	Trust (3);
Bethesda, MD 20814			present).	ProShares
Birth Date: 5/58				Trust (12)

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Officers

Michael L. Sapir	Chairman	Indefinite;	Chairman and Chief
7501 Wisconsin Avenue,		April 1997 to present	Executive Officer of the
Suite 1000			Advisor (May 1997 to
Bethesda, MD 20814			present).
Birth Date: 5/58
Louis M. Mayberg	President	Indefinite;	President of the Advisor
7501 Wisconsin Avenue,		February 2003 to present	(May 1997 to present).
Suite 1000
Bethesda, MD 20814
Birth Date: 8/62
Steven G. Cravath	Chief Legal Officer	Indefinite;	General Counsel of the
7501 Wisconsin Avenue,	and Secretary	June 2006 to present	Advisor (June 2006 to
Suite 1000			present); Partner,
Bethesda, MD 20814			Morrison & Foerster
Birth Date: 8/59			(1992 to June 2006).

47

PROFUNDS VP

Trustees and Officers (continued) (unaudited)

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Victor M. Frye	Chief Compliance	Indefinite;	Counsel and Chief
7501 Wisconsin Avenue,	Officer	September 2004 to present	Compliance officer of the
Suite 1000			Advisor (October 2002 to
Bethesda, MD 20814			present); Calvert Group,
Birth Date: 10/58			Ltd.; Counsel,
Compliance Officer and
Assistant Secretary
(January 1999 to
October 2002).
Stephenie E. Adams	Assistant Secretary	Indefinite;	Assistant Vice President,
7501 Wisconsin Avenue,		April 2006 to present	ProFund Advisors LLC
Suite 1000			(December 2002 to
Bethesda, MD 20814			present); Not employed,
Birth Date: 4/69			November 2002; Vice
President, FBR National
Bank & Trust (May 2000
to October 2002); Vice
President and Secretary
of FBR Fund for
Government Investors,
FBR Fund for Tax-Free
Investors, Inc., FBR
American Gas Index
Fund, Inc., and The FBR
Rushmore Fund, Inc.
(October 1995 to
October 2002).
Patrick J. Keniston	Assistant Secretary	Indefinite;	Counsel, BISYS Fund
100 Summer Street,		December 2006 to present	Services (March 2005 to
Suite 1500			present); Attorney,
Boston, MA 02110			Citigroup Global
Birth Date: 2/61			Transaction Services
(October 2001 to
March 2005); Senior
Tax Consultant,
PricewaterhouseCoopers
(June 1998 to
September 2001).
Troy A. Sheets	Treasurer	Indefinite;	BISYS Fund Services,
3435 Stelzer Road		June 2002 to present	Vice President of
Columbus, Ohio 43219			Fund Administration
Birth Date: 5/71			(April 2002 to present);
KPMG LLP, Senior
Manager (August 1993
to March 2002).
Martin R. Dean	Assistant	Indefinite;	BISYS Fund Services,
3435 Stelzer Road	Treasurer	March 2006 to present	Vice President of
Columbus, Ohio 43219			Fund Administration
Birth Date: 11/63			(September 1998
to present).

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

48

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ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 1-888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-776-3637; and on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling toll-free 1-888-776-3637; and on the Commission’s website at http://www.sec.gov.

ProFunds VP file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holding for the Funds in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Not just funds, ProFundsSM

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/Barra Growth Index,” and “S&P SmallCap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average®,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. “Russell 2000® Index” is a trademark of the Russell Investment Group “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. The “Nikkei 225 Stock Average” is a trademark of Nihon Keizai Shimbun, Inc. “Philadelphia Stock Exchange®”, “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/06

Not just funds, ProFundsSM Ultra ProFund VP UltraBull Inverse ProFund VP Bear Bond Benchmarked ProFund VP Rising Rates Opportunity

Annual Report
December 31, 2006

i	Message from the Chairman
ii	Management Discussion of Fund Performance
Allocation of Portfolio Holdings & Index Composition,
Schedule of Portfolio Investments and Financial Statements

1	ProFund VP UltraBull
11	ProFund VP Bear
16	ProFund VP Rising Rates Opportunity

21	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Additional Tax Information

30	Board Approval of Investment Advisory Agreements

32	Expense Examples

33	Trustees and Officers

Message from the Chairman

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2006.

Overall, the U.S. financial markets were strong in 2006. The Fed’s rate-hike halt, moderated longterm inflation expectations, and anticipation of a “soft landing” for the economy in 2007 helped broad U.S. stock indexes continue their string of positive returns, while bond indexes remained relatively flat.

‘A Great Year for Equities . . .

The U.S. stock market started strong, got knocked down by the Fed’s spring rate hikes, and then resumed its climb in August. The S&P 500® Index ended the year with a total return of 15.8%, while the NASDAQ-100 finished the year at 7.3%. And all industry groups—measured by Dow Jones–ended the year with positive returns, with telecommunications leading the pack and technology bringing up the rear.

International equity markets did even better, helped by huge profits in Europe, record-breaking IPOs, soaring emerging markets (led by China, after a mid-year stumble), and a weakening dollar. The Bank of New York Emerging Markets 50 ADR Index finished the year at 35.1%. Japan’s domestic issues prevented it from repeating its phenomenal performance of 2005, but the Nikkei 225 still turned in a respectable year, finishing up 6.9% (U.S. dollar terms).

. . . And a Modest One for Fixed Income

The Federal Reserve pushed short term rates up in the first half of 2006 and spent the second half watching to see if more hikes were needed. Bond yields generally rose while the Fed was tightening, and then fell sharply in the 3rd quarter once the Fed paused. Yields were more volatile in the 4th quarter as conflicting signals on economic growth and inflation generated debate among bondholders over the next move by the Fed.

The 30-year Treasury bond finished the year yielding 4.8%, for a total return of -1.2%. However, the Bear Stearns High Yield Composite Index, by contrast, finished the year at 11.6%. With the threat diminished that the Fed might tighten too much and push us into recession, risk appetites improved and valuations rose.

Navigate the Market with ProFunds

Whatever direction the market takes, ProFunds believes investors should have abundant opportunities to increase potential return and reduce risk.

We remain dedicated to providing investors with innovative funds to help capture opportunities as they unfold. And, as always, we deeply appreciate your continued trust and confidence in ProFunds.

Sincerely,

Michael L. Sapir
Chairman

This material must be preceded or accompanied by a current prospectus. Investing in the ProFunds VP involves certain risks, including in all or some cases, leverage, liquidity, concentration, non-diversification, repurchase agreement and inverse correlation risks. These risks can increase volatility and decrease performance. Please see the prospectus for a more complete description of these risks. All ProFunds VP permit active investment strategies, which can decrease performance.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors LLC (“PFA”) uses a quantitative approach in seeking to achieve the daily investment objectives of each ProFund VP.1 Using this approach, PFA determines the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its daily benchmark.2

ProFunds VP seek to provide daily correlation with their benchmarks consistent with their investment objectives. PFA employs a management strategy wherein it strives to consistently pursue the investment objective of each ProFund VP.1 Accordingly, the ProFunds VP do not seek to provide correlation with their benchmarks over any period of time other than daily and do not seek to take defensive positions in unfavorable markets.

Factors that materially affected the performance of each ProFund VP3 during 2006:4

•

Benchmark Performance: The performance of the index or security underlying each ProFund VP’s benchmark is a principal factor driving fund performance[5]. Please see below for a discussion of market conditions which affected the performance of the ProFunds VP and their various benchmark indexes and securities.

•

Leverage and Correlation: Each ProFund VP is benchmarked to a positive or negative multiple of an index’s or security’s daily return. The performance of each ProFund VP that has a daily investment objective that is greater than 100% (i.e., are leveraged) of the daily performance of an index or a security (U.S. Government Plus, UltraBull, UltraMid-Cap, UltraSmall-Cap and UltraOTC) was impacted proportionately more by the daily performance of an index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Rising Rates Opportunity, Bear, Short Dow 30, Short OTC, Short Mid-Cap, Short Small-Cap, UltraShort Dow 30, and UltraShort OTC) were inversely impacted by the daily performance of the underlying index or security and, in turn, by the factors and market conditions affecting that index or security on a daily basis. Certain of these inverse funds are also leveraged (Rising Rates Opportunity, UltraShort OTC, and UltraShort Dow 30.) For these funds, the inverse impact discussed above was amplified.

•

Compounding of Daily Returns (Leveraged and Inverse ProFunds VP): PFA attempts to rebalance leverage on a daily basis to the target ratio implicit in the stated investment objective of each ProFund VP. For example, the target leverage ratios for ProFunds VP UltraOTC, Short OTC and UltraShort OTC are +2x, -1x, and -2x, respectively. The impact of daily rebalancings of leverage over periods greater than one day is illustrated in the following hypothetical example:

•

Assume the benchmark index is up 1.00% on day one, and down 1.00% on day two, for a cumulative two-day return of -0.01%. For purposes of illustration, expenses are ignored. Assume $100.00 is invested in a hypothetical fund that seeks to return 200% of the daily performance of the Index. On day one, the value of the investment should increase $2.00 to $102.00. On day two, the value of the investment should decrease -$2.04 (-2.00% of $102.00) to $99.96. This strategy results in a -.04% cumulative two-day return. Note that while this strategy does provide 200% of the return of the index on each particular day, it can not be counted on to return 200% of the index’s cumulative two-day return.

•

Because of the effect of compounding, the hypothetical investment declines over the two-day period considerably more than twice the cumulative return of the index. This example illustrates that an investment strategy using leverage that is rebalanced daily can result in underperformance relative to other investment strategies. In general, in trendless or flat markets it is expected that the Fund will underperform the multiple of the return of the index for periods greater than one day. In other scenarios, use of leverage that is rebalanced daily can result in overperformance relative to other investment strategies.

•

Cost of Leverage: The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index was negatively impacted by costs associated with leveraging. Inverse ProFunds VP generally benefited from financing related factors associated with the use of leveraged investment techniques.

•

Equity Dividends and Bond Yields: The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index or security was positively impacted by capturing a multiple of the dividend or income yield associated with the benchmark index or security. Inverse ProFunds VP were negatively impacted by virtue of effectively having to pay out a multiple of the dividend or income yield associated with the benchmark index or security.

•

Fees, expenses, and transaction costs: Fees and expenses are listed in the financial statements of each ProFund VP and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. Additionally, high levels of shareholder purchase and redemption activity and use of leverage lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each ProFund VP. Transaction costs are not reflected in the funds expense ratio. Transaction costs are generally higher for ProFunds VP with higher turnover and for ProFunds VP that are benchmarked to indexes or securities that are comparatively less liquid than other ProFund VPs’ benchmark indexes or securities.

[1]	Other than ProFund VP Money Market
[2]

A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraOTC has a benchmark of 200% the daily return of the NASDAQ-100 Index®.

[3]	Includes references to additional ProFunds VP of all ProFunds Trust not included in this report.
[4]	Past performance does not guarantee future results.
[5]

Unlike ProFunds VP, indexes do not actually hold a portfolio of securities and /or financial instruments. Indexes and individual securities do not incur fees, expenses and transaction costs. Fees, expenses, and transaction costs incurred by ProFunds VP negatively impact the performance of the ProFunds VP. Performance for each ProFund VP will differ from the underlying index or security performance.

ii

PROFUNDS VP

Management Discussion of Fund Performance (continued)

General Factors Affecting Benchmark and Fund Performance:

In 2006, the S&P 500 Index rose by 15.8%, with most other broad measures of the U.S. equity market posting similar returns in the mid to upper teens.1 Global equity markets, in the aggregate, were up even stronger than the U.S. market, with the DJ Wilshire Global ex-US Index rising 24.0% in U.S. dollar terms. The U.S. Dollar faltered against the Euro and the British Pound in 2006, driving the U.S. Dollar Index (a popular measure of the value of the U.S. dollar) down 8.2%.

Looking back at 2006, the U.S. economy performed admirably versus expectations, aiding the stock market and pushing interest rates up slightly. Strong points for the economy included a steady GDP growth rate that was deemed neither too strong nor too weak by most analysts, healthy growth in corporate profits, and declining unemployment. Previous concerns about U.S. budget deficits and high energy costs abated somewhat, yet are still on the minds of many investors. Housing and mortgage markets continued to be a big focus and a big question mark, as investors tried to evaluate how these markets would play out, and the potential impact of any significant moves on the overall economy and the financial markets.

In 2006, the economy continued to grow at a solid pace, as Real (inflation-adjusted) Gross Domestic Product posted a 3.4% growth rate, making 2006 the fourth consecutive year of growth in the 3-4% range. Corporate profits, as measured by Standard & Poor’s calculation of the S&P 500’s operating earnings, grew by a robust 15% over 2005 levels. The unemployment rate continued to trend down, declining from 4.9% to 4.5%, while Non-Farm payrolls expanded by 1.8 million, on top of a 2.0 million increase in 2005. Core inflation rates edged up in 2006, with the Consumer Price Index (CPI) excluding Food and Energy showing a 2.6% increase. Crude Oil prices, a primary measure of energy costs, ended the year essentially unchanged, with the near term futures contract trading near $61 per barrel.

Continuing concerns for the stock and bond markets include the residential housing and mortgage markets. Housing prices decelerated sharply in 2006, from double digit increases in 2005, to essentially flat prices in 2006. The National Association of Realtors measured the median price of existing homes at $221,600 at year end, exactly the same as a year prior. Many homeowners with adjustable rate mortgages (ARMs) face higher mortgage payments. According to the Mortgage Bankers’ Association, about one quarter of mortgages now have adjustable rates, and many of these have the potential to reset with substantially higher interest rates in the next few years. Declining home prices and/or rising mortgage costs have the ability to negatively impact the overall economy.

The Federal Reserve raised the Fed Funds Target Rate from 4.25% to 5.25% during the first half of the year, then held the rate steady through the end of the year. Long-term interest rates moved higher as well, in large part due to better-than-expected economic conditions. The benchmark U.S. 10-year Treasury Note yield increased from 4.39% to 4.70%. With short term rates higher than long term rates, the U.S. yield curve ended the year “inverted,” a condition that historically has been a precursor to a weakening economy.

Returns were strongly positive across the capitalization spectrum in 2006 with small cap stocks outpacing large caps and mid cap stocks lagging. Large cap stocks (as measured by the S&P 500 Index) returned 15.8%, while mid cap stocks (as measured by the S&P Midcap 400 Index) trailed the large caps with a return of 10.3%. Small cap stocks (as measured by the Russell 2000 Index) slightly outperformed the S&P 500, returning 18.4%.

Performance was also positive across all of the value and growth splits for the aforementioned indexes, although differences in performances between these indexes were more pronounced. As measured by the S&P/Citigroup Index methodology, value stocks consistently outperformed growth stocks across the capitalization spectrum. Large, mid, and small cap value stocks returned 20.9%, 15.0%, and 19.7% respectively versus their large, mid and small cap growth counterparts, which returned 11.0%, 5.9%, and 10.6% respectively. The relative underperformance of growth stocks was particularly apparent in the traditionally growth oriented NASDAQ-100® Index, which returned 7.3% during the year.

Certain sectors of the market saw performances that deviated significantly from the broader market performance. As measured by the Dow Jones Total Market Indexes, sectors that significantly outperformed the broad markets included Telecommunications and Real Estate, which returned 36.8% and 35.5% respectively. Substantially underperforming the broad market was Health Care, Internet, Biotechnology, and Semiconductors with returns of 6.9%, 2.9%, –2.5%, and –5.3% respectively. The remainder of the sectors tracked by the various ProFunds saw returns relatively consistent with the broader market. Those sectors outperforming the S&P 500 were Oil & Gas, Utilities, Financials, Banking, and Basic Materials, returning 22.8%, 21.3%, 19.4%, 17.7%, and 17.6% respectively, while Consumer Goods, Pharmaceuticals, Consumer Services, Industrials, Technology, and Precious Metals performances fell short of the S&P 500 with returns of 14.9%, 14.4%, 14.4%, 13.9%, 10.1%, and 9.9% respectively. Sector returns generally fell in line along the value and growth spectrums, with the sectors traditionally viewed as more value oriented outperforming and sectors traditionally viewed as more growth oriented underperforming the broader markets.

International equities continued their streak of beating their U.S. counterparts. Strong European markets and continued M&A activity aided performance of the MSCI EAFE Index as it returned 26.3%2 for the year, while the Japanese markets weighed heavily on the EAFE as evidenced by a 6.9%2 return from the Nikkei 225 Stock Average. The rest of the Asian markets were strong as a whole as the MSCI Asia Pacific Free Excluding Japan Index posted a return of 33.6%2 in 2006.

Daily equity volatility, which had been near historic lows throughout much of 2004 and 2005, remained well below long-term averages despite a brief jump in May, June, and July. The New York Stock Exchange averaged trading volume of 1.65 billion shares per day during the year, up 5.7% over 2005, while the NASDAQ averaged 1.31 billion shares per day, an increase of 32.5% over the previous year. Increased trading volumes and increased liquidity generally improved the ability of ProFund Advisors to successfully implement each of the funds’ investment strategy.

Although one or more of these conditions impacted the security or securities comprising each ProFund’s benchmark and, in turn, impacted the performance of each ProFund, ProFund Advisors does not invest the assets of the ProFunds based on its view of the investment merit of a particular security, instrument or company. In addition, ProFund Advisors does not conduct conventional stock research or analysis, forecast stock market movements, trends or market conditions, or normally take temporary defensive positions.

[1]	The index returns presented account for the theoretical reinvestment of dividends in the index.
[2]	U.S. Dollar terms

iii

ProFund VP UltraBull

The ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P 500® Index. Prior to May 1, 2003, ProFund VP UltraBull was named “ProFund VP Bull Plus” and sought daily investment results, before fees and expenses, which corresponded to 150% of the daily performance of the S&P 500 Index. For the year ended December 31, 2006, the Fund had a total return of 23.06%, compared to a total return of 15.80%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were ExxonMobil (+39.07%), Bank of America (+20.69%), and Altria Group (+19.87%), while the bottom three performers in this group were American International Group (+6.05%), General Electric (+9.35%), and Johnson & Johnson (+12.44%.) Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraBull from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (1/22/01)

ProFund VP UltraBull	23.06%	7.65%	1.53%

S&P 500 Index	15.80%	6.19%	2.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1  The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2  1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

     The above information is not covered by the Report of Independent Registered Public Accounting Firm.

1

PROFUNDS VP ProFund VP UltraBull

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP UltraBull seeks daily investment results, before fees and expenses that correspond to twice the daily performance of the S&P 500 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	83.4%
Futures Contracts	59.3%
Swap Agreements	57.8%

Total Exposure	200.5%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
S&P 500 Index - Composition
% of Index

Financial	22.1%
Consumer Non-Cyclical	20.0%
Communications	11.6%
Industrial	11.1%
Technology	10.6%
Energy	9.9%
Consumer Cyclical	8.3%
Utilities	3.5%
Basic Materials	2.9%

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2006

Common Stocks (83.4%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	3,458	$269,482
Abbott Laboratories (Pharmaceuticals)	7,124	347,010
ACE, Ltd.ADR (Insurance)	1,508	91,340
ADC Telecommunications, Inc.* (Telecommunications)	520	7,556
Adobe Systems, Inc.* (Software)	2,678	110,119
Advanced Micro Devices, Inc.* (Semiconductors)	2,262	46,032
Aetna, Inc. (Healthcare-Services)	2,444	105,532
Affiliated Computer Services, Inc.—Class A* (Computers)	546	26,667
AFLAC, Inc. (Insurance)	2,288	105,248
Agilent Technologies, Inc.* (Electronics)	1,898	66,145
Air Products & Chemicals, Inc. (Chemicals)	1,014	71,264
Alcoa, Inc. (Mining)	4,004	120,160
Allegheny Energy, Inc.* (Electric)	754	34,616
Allegheny Technologies, Inc. (Iron/Steel)	468	42,438
Allergan, Inc. (Pharmaceuticals)	702	84,057
Allied Waste Industries, Inc.* (Environmental Control)	1,170	14,379
Allstate Corp. (Insurance)	2,886	187,907
Alltel Corp. (Telecommunications)	1,742	105,356
Altera Corp.* (Semiconductors)	1,638	32,236
Altria Group, Inc. (Agriculture)	9,724	834,513
Amazon.com, Inc.* (Internet)	1,430	56,428
Ambac Financial Group, Inc. (Insurance)	494	44,001
Ameren Corp. (Electric)	962	51,688
American Electric Power, Inc. (Electric)	1,846	78,603
American Express Co. (Diversified Financial Services)	5,434	329,681
American International Group, Inc. (Insurance)	11,960	857,053
American Power Conversion Corp. (Electrical Components & Equipment)	780	23,860
American Standard Cos. (Building Materials)	806	36,955
Ameriprise Financial, Inc. (Diversified Financial Services)	1,118	60,931
AmerisourceBergen Corp. (Pharmaceuticals)	910	40,914
Amgen, Inc.* (Biotechnology)	5,408	369,421
Anadarko Petroleum Corp. (Oil & Gas)	2,132	92,785
Analog Devices, Inc. (Semiconductors)	1,586	52,132
Anheuser-Busch Cos., Inc. (Beverages)	3,562	175,250
AON Corp. (Insurance)	1,456	51,455
Apache Corp. (Oil & Gas)	1,508	100,297
Apartment Investment and Management
Co.—Class A (REIT)	442	24,761
Apollo Group, Inc.—Class A* (Commercial Services)	624	24,317
Apple Computer, Inc.* (Computers)	3,978	337,494
Applera Corp.—Applied Biosystems Group (Electronics)	832	30,526
Applied Materials, Inc. (Semiconductors)	6,370	117,526
Archer-Daniels-Midland Co. (Agriculture)	3,068	98,053
Archstone-Smith Trust (REIT)	1,014	59,025
Ashland, Inc. (Chemicals)	260	17,987
AT&T, Inc. (Telecommunications)	17,836	637,637
Autodesk, Inc.* (Software)	1,066	43,130
Automatic Data Processing, Inc. (Software)	2,548	125,489
AutoNation, Inc.* (Retail)	702	14,967
AutoZone, Inc.* (Retail)	234	27,041
Avaya, Inc.* (Telecommunications)	2,080	29,078
Avery Dennison Corp. (Household Products/Wares)	442	30,025
Avon Products, Inc. (Cosmetics/Personal Care)	2,080	68,723
Baker Hughes, Inc. (Oil & Gas Services)	1,430	106,764
Ball Corp. (Packaging & Containers)	494	21,538
Bank of America Corp. (Banks)	20,878	1,114,677
Bank of New York Co., Inc. (Banks)	3,536	139,212
Bard (C.R.), Inc. (Healthcare-Products)	468	38,830
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	494	24,759
Bausch & Lomb, Inc. (Healthcare-Products)	260	13,536
Baxter International, Inc. (Healthcare-Products)	2,964	137,500
BB&T Corp. (Banks)	2,496	109,649
Bear Stearns Cos., Inc. (Diversified Financial Services)	520	84,646
Becton, Dickinson & Co. (Healthcare-Products)	1,144	80,252
Bed Bath & Beyond, Inc.* (Retail)	1,300	49,530
BellSouth Corp. (Telecommunications)	8,476	399,304
Bemis Co., Inc. (Packaging & Containers)	494	16,786
Best Buy Co., Inc. (Retail)	1,846	90,805
Big Lots, Inc.* (Retail)	494	11,322
Biogen Idec, Inc.* (Biotechnology)	1,534	75,457
Biomet, Inc. (Healthcare-Products)	1,144	47,213
BJ Services Co. (Oil & Gas Services)	1,352	39,641
Black & Decker Corp. (Hand/Machine Tools)	312	24,951
BMC Software, Inc.* (Software)	962	30,976
Boeing Co. (Aerospace/Defense)	3,666	325,688
Boston Properties, Inc. (REIT)	546	61,086

See accompanying notes to the financial statements.

2

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Boston Scientific Corp.* (Healthcare-Products)	5,434	$93,356
Bristol-Myers Squibb Co. (Pharmaceuticals)	9,126	240,196
Broadcom Corp.—Class A* (Semiconductors)	2,184	70,565
Brown-Forman Corp. (Beverages)	364	24,111
Brunswick Corp. (Leisure Time)	416	13,270
Burlington Northern Santa Fe Corp. (Transportation)	1,638	120,901
CA, Inc. (Software)	1,872	42,401
Campbell Soup Co. (Food)	1,014	39,434
Capital One Financial Corp. (Diversified Financial Services)	1,898	145,804
Cardinal Health, Inc. (Pharmaceuticals)	1,898	122,288
Caremark Rx, Inc. (Pharmaceuticals)	1,950	111,365
Carnival Corp.ADR (Leisure Time)	2,080	102,025
Caterpillar, Inc. (Machinery-Construction & Mining)	2,990	183,377
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	832	27,622
CBS Corp.—Class B (Media)	3,614	112,685
Celgene Corp.* (Biotechnology)	1,716	98,721
CenterPoint Energy, Inc. (Electric)	1,430	23,709
Centex Corp. (Home Builders)	546	30,723
CenturyTel, Inc. (Telecommunications)	546	23,838
Chesapeake Energy Corp. (Oil & Gas)	1,924	55,892
ChevronTexaco Corp. (Oil & Gas)	9,932	730,300
Chicago Mercantile Exchange (Diversified Financial Services)	156	79,521
Chubb Corp. (Insurance)	1,924	101,799
Ciena Corp.* (Telecommunications)	364	10,086
CIGNA Corp. (Insurance)	468	61,575
Cincinnati Financial Corp. (Insurance)	806	36,520
Cintas Corp. (Textiles)	624	24,779
Circuit City Stores, Inc. (Retail)	650	12,337
Cisco Systems, Inc.* (Telecommunications)	28,210	770,980
CIT Group, Inc. (Diversified Financial Services)	936	52,201
Citigroup, Inc. (Diversified Financial Services)	22,542	1,255,589
Citizens Communications Co. (Telecommunications)	1,482	21,296
Citrix Systems, Inc.* (Software)	832	22,506
Clear Channel Communications, Inc. (Media)	2,288	81,316
Clorox Co. (Household Products/Wares)	702	45,033
CMS Energy Corp.* (Electric)	1,014	16,934
Coach, Inc.* (Apparel)	1,690	72,602
Coca-Cola Co. (Beverages)	9,464	456,638
Coca-Cola Enterprises, Inc. (Beverages)	1,300	26,546
Cognizant Technology Solutions Corp.* (Computers)	650	50,154
Colgate-Palmolive Co. (Cosmetics/Personal Care)	2,392	156,054
Comcast Corp.—Special Class A* (Media)	9,672	409,415
Comerica, Inc. (Banks)	728	42,719
Commerce Bancorp, Inc. (Banks)	858	30,262
Compass Bancshares, Inc. (Banks)	598	35,671
Computer Sciences Corp.* (Computers)	780	41,629
Compuware Corp.* (Software)	1,612	13,428
Comverse Technology, Inc.* (Telecommunications)	936	19,759
ConAgra Foods, Inc. (Food)	2,392	64,584
ConocoPhillips (Oil & Gas)	7,436	535,020
CONSOL Energy, Inc. (Coal)	858	27,568
Consolidated Edison, Inc. (Electric)	1,170	56,242
Constellation Brands, Inc.* (Beverages)	988	28,672
Constellation Energy Group, Inc. (Electric)	832	57,300
Convergys Corp.* (Commercial Services)	624	14,839
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	416	37,619
Corning, Inc.* (Telecommunications)	7,202	134,749
Costco Wholesale Corp. (Retail)	2,106	111,344
Countrywide Credit Industries, Inc. (Diversified Financial Services)	2,860	121,407
Coventry Health Care, Inc.* (Healthcare-Services)	754	37,738
CSX Corp. (Transportation)	1,950	67,139
Cummins, Inc. (Machinery-Diversified)	234	27,654
CVS Corp. (Retail)	3,770	116,531
D.R. Horton, Inc. (Home Builders)	1,300	34,437
Danaher Corp. (Miscellaneous Manufacturing)	1,092	79,104
Darden Restaurants, Inc. (Retail)	676	27,155
Dean Foods Co.* (Food)	624	26,383
Deere & Co. (Machinery-Diversified)	1,066	101,345
Dell, Inc.* (Computers)	10,270	257,674
Devon Energy Corp. (Oil & Gas)	2,028	136,038
Dillards, Inc.—Class A (Retail)	286	10,001
DIRECTV Group, Inc.* (Media)	3,614	90,133
Dollar General Corp. (Retail)	1,430	22,966
Dominion Resources, Inc. (Electric)	1,638	137,330
Dover Corp. (Miscellaneous Manufacturing)	936	45,883
Dow Jones & Co., Inc. (Media)	312	11,856
DTE Energy Co. (Electric)	832	40,277
Du Pont (Chemicals)	4,160	202,634
Duke Energy Corp. (Electric)	5,876	195,141
Dynegy, Inc.—Class A* (Pipelines)	2,089	15,125
E* TRADE Financial Corp.* (Diversified Financial Services)	1,950	43,719
Eastman Chemical Co. (Chemicals)	390	23,131
Eastman Kodak Co. (Miscellaneous Manufacturing)	1,326	34,211
Eaton Corp. (Miscellaneous Manufacturing)	676	50,795
eBay, Inc.* (Internet)	5,382	161,837
Ecolab, Inc. (Chemicals)	832	37,606
Edison International (Electric)	1,560	70,949
El Paso Corp. (Pipelines)	3,302	50,455
Electronic Arts, Inc.* (Software)	1,404	70,705
Electronic Data Systems Corp. (Computers)	2,366	65,183
Eli Lilly & Co. (Pharmaceuticals)	4,550	237,055
Embarq Corp. (Telecommunications)	676	35,531
EMC Corp.* (Computers)	10,088	133,162
Emerson Electric Co. (Electrical Components & Equipment)	3,744	164,998
Entergy Corp. (Electric)	962	88,812
EOG Resources, Inc. (Oil & Gas)	1,118	69,819
Equifax, Inc. (Commercial Services)	572	23,223
Equity Office Properties Trust (REIT)	1,638	78,902
Equity Residential Properties Trust (REIT)	1,352	68,614
Exelon Corp. (Electric)	3,120	193,097
Express Scripts, Inc.* (Pharmaceuticals)	624	44,678
Exxon Mobil Corp. (Oil & Gas)	26,676	2,044,182
Family Dollar Stores, Inc. (Retail)	702	20,590
Fannie Mae (Diversified Financial Services)	4,524	268,680
Federated Department Stores, Inc. (Retail)	2,392	91,207
Federated Investors, Inc.—Class B (Diversified Financial Services)	416	14,052
FedEx Corp. (Transportation)	1,404	152,502
Fidelity National Information Services, Inc. (Software)	754	30,228
Fifth Third Bancorp (Banks)	2,574	105,354
First Data Corp. (Software)	3,614	92,229
First Horizon National Corp. (Banks)	572	23,898
FirstEnergy Corp. (Electric)	1,482	89,231
Fiserv, Inc.* (Software)	806	42,251
Fluor Corp. (Engineering & Construction)	416	33,966
Ford Motor Co. (Auto Manufacturers)	8,502	63,850
Forest Laboratories, Inc.* (Pharmaceuticals)	1,482	74,989
Fortune Brands, Inc. (Household Products/Wares)	702	59,944
FPL Group, Inc. (Electric)	1,872	101,874
Franklin Resources, Inc. (Diversified Financial Services)	754	83,068
Freddie Mac (Diversified Financial Services)	3,224	218,910
Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	910	50,714
Gannett Co., Inc. (Media)	1,092	66,022

See accompanying notes to the financial statements.

3

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

General Dynamics Corp. (Aerospace/Defense)	1,872	$139,183
General Electric Co. (Miscellaneous Manufacturing)	47,060	1,751,102
General Mills, Inc. (Food)	1,612	92,851
General Motors Corp. (Auto Manufacturers)	2,600	79,872
Genuine Parts Co. (Distribution/Wholesale)	780	36,995
Genworth Financial, Inc.—Class A (Diversified Financial Services)	2,054	70,267
Genzyme Corp.* (Biotechnology)	1,196	73,650
Gilead Sciences, Inc.* (Pharmaceuticals)	2,158	140,119
Goodrich Corp. (Aerospace/Defense)	572	26,055
Google, Inc.—Class A* (Internet)	988	454,954
H & R Block, Inc. (Commercial Services)	1,508	34,744
Halliburton Co. (Oil & Gas Services)	4,602	142,892
Harley-Davidson, Inc. (Leisure Time)	1,196	84,282
Harman International Industries, Inc. (Home Furnishings)	312	31,172
Harrah’s Entertainment, Inc. (Lodging)	924	76,433
Hartford Financial Services Group, Inc. (Insurance)	1,456	135,859
Hasbro, Inc. (Toys/Games/Hobbies)	728	19,838
Health Management Associates, Inc.—Class A (Healthcare-Services)	1,118	23,601
Heinz (H.J.) Co. (Food)	1,534	69,045
Hercules, Inc.* (Chemicals)	520	10,041
Hess Corp. (Oil & Gas)	1,222	60,575
Hewlett-Packard Co. (Computers)	12,662	521,548
Hilton Hotels Corp. (Lodging)	1,742	60,796
Home Depot, Inc. (Retail)	9,308	373,809
Honeywell International, Inc. (Miscellaneous Manufacturing)	3,718	168,202
Hospira, Inc.* (Pharmaceuticals)	728	24,446
Humana, Inc.* (Healthcare-Services)	754	41,704
Huntington Bancshares, Inc. (Banks)	1,092	25,935
IAC/InterActiveCorp* (Internet)	1,014	37,680
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	1,898	87,669
IMS Health, Inc. (Software)	936	25,721
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	1,404	54,939
Intel Corp. (Semiconductors)	26,754	541,768
International Business Machines Corp. (Computers)	6,968	676,941
International Flavors & Fragrances, Inc. (Chemicals)	364	17,894
International Game Technology (Entertainment)	1,560	72,072
International Paper Co. (Forest Products & Paper)	2,106	71,815
Interpublic Group of Cos., Inc.* (Advertising)	2,054	25,141
Intuit, Inc.* (Software)	1,612	49,182
ITT Industries, Inc. (Miscellaneous Manufacturing)	858	48,752
J.C. Penney Co., Inc. (Holding Company) (Retail)	1,014	78,443
J.P. Morgan Chase & Co. (Diversified Financial Services)	16,042	774,829
Jabil Circuit, Inc. (Electronics)	858	21,064
Janus Capital Group, Inc. (Diversified Financial Services)	936	20,208
JDS Uniphase Corp.* (Telecommunications)	910	15,161
Johnson & Johnson (Healthcare-Products)	13,338	880,574
Johnson Controls, Inc. (Auto Parts & Equipment)	910	78,187
Jones Apparel Group, Inc. (Apparel)	494	16,514
Juniper Networks, Inc.* (Telecommunications)	2,548	48,259
KB Home (Home Builders)	364	18,666
Kellogg Co. (Food)	1,170	58,570
KeyCorp (Banks)	1,846	70,203
KeySpan Corp. (Gas)	806	33,191
Kimberly-Clark Corp. (Household Products/Wares)	2,132	144,870
Kimco Realty Corp. (REIT)	1,040	46,748
Kinder Morgan, Inc. (Pipelines)	494	52,240
King Pharmaceuticals, Inc.* (Pharmaceuticals)	1,144	18,212
KLA-Tencor Corp. (Semiconductors)	910	45,273
Kohls Corp.* (Retail)	1,482	101,413
Kroger Co. (Food)	3,302	76,177
L-3 Communications Holdings, Inc. (Aerospace/Defense)	572	46,778
Laboratory Corp. of America Holdings* (Healthcare-Services)	572	42,025
Legg Mason, Inc. (Diversified Financial Services)	624	59,311
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	832	19,885
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	2,470	192,956
Lennar Corp.—Class A (Home Builders)	624	32,735
Lexmark International, Inc.—Class A* (Computers)	442	32,354
Limited, Inc. (Retail)	1,586	45,899
Lincoln National Corp. (Insurance)	1,326	88,046
Linear Technology Corp. (Semiconductors)	1,352	40,993
Liz Claiborne, Inc. (Apparel)	468	20,339
Lockheed Martin Corp. (Aerospace/Defense)	1,664	153,204
Loews Corp. (Insurance)	2,132	88,414
Lowe’s Cos., Inc. (Retail)	6,890	214,624
LSI Logic Corp.* (Semiconductors)	1,820	16,380
M&T Bank Corp. (Banks)	364	44,466
Manor Care, Inc. (Healthcare-Services)	338	15,859
Marathon Oil Corp. (Oil & Gas)	1,586	146,705
Marriott International, Inc.—Class A (Lodging)	1,560	74,443
Marsh & McLennan Cos., Inc. (Insurance)	2,522	77,325
Marshall & Ilsley Corp. (Banks)	1,170	56,289
Masco Corp. (Building Materials)	1,820	54,363
Mattel, Inc. (Toys/Games/Hobbies)	1,768	40,063
Maxim Integrated Products, Inc. (Semiconductors)	1,482	45,379
MBIA, Inc. (Insurance)	624	45,589
McCormick & Co., Inc. (Food)	624	24,061
McDonald’s Corp. (Retail)	5,746	254,720
McGraw-Hill Cos., Inc. (Media)	1,638	111,417
McKesson Corp. (Commercial Services)	1,378	69,865
MeadWestvaco Corp. (Forest Products & Paper)	832	25,010
Medco Health Solutions, Inc.* (Pharmaceuticals)	1,352	72,251
MedImmune, Inc.* (Biotechnology)	1,118	36,190
Medtronic, Inc. (Healthcare-Products)	5,382	287,991
Mellon Financial Corp. (Banks)	1,924	81,097
Merck & Co., Inc. (Pharmaceuticals)	10,036	437,570
Meredith Corp. (Media)	182	10,256
Merrill Lynch & Co., Inc. (Diversified Financial Services)	5,104	475,182
MetLife, Inc. (Insurance)	3,510	207,124
MGIC Investment Corp. (Insurance)	390	24,391
Micron Technology, Inc.* (Semiconductors)	3,484	48,637
Microsoft Corp. (Software)	39,572	1,181,621
Millipore Corp.* (Biotechnology)	260	17,316
Molex, Inc. (Electrical Components & Equipment)	650	20,560
Molson Coors Brewing Co.—Class B (Beverages)	208	15,900
Monsanto Co. (Agriculture)	2,522	132,481
Monster Worldwide, Inc.* (Internet)	572	26,678
Moody’s Corp. (Commercial Services)	1,092	75,414
Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	4,888	398,030
Motorola, Inc. (Telecommunications)	11,232	230,930
Murphy Oil Corp. (Oil & Gas)	858	43,629
Mylan Laboratories, Inc. (Pharmaceuticals)	988	19,720
Nabors Industries, Ltd.*ADR (Oil & Gas)	1,378	41,037
National City Corp. (Banks)	2,938	107,413
National Semiconductor Corp. (Semiconductors)	1,326	30,100
National-Oilwell Varco, Inc.* (Oil & Gas Services)	806	49,311
NCR Corp.* (Computers)	832	35,576
Network Appliance, Inc.* (Computers)	1,690	66,383
Newell Rubbermaid, Inc. (Housewares)	1,274	36,882
Newmont Mining Corp. (Mining)	2,080	93,912
News Corp.—Class A (Media)	10,972	235,679
NICOR, Inc. (Gas)	208	9,734

See accompanying notes to the financial statements.

4

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

NIKE, Inc.—Class B (Apparel)	858	$84,969
NiSource, Inc. (Electric)	1,274	30,703
Noble Corp.ADR (Oil & Gas)	624	47,518
Nordstrom, Inc. (Retail)	1,040	51,314
Norfolk Southern Corp. (Transportation)	1,794	90,220
Northern Trust Corp. (Banks)	858	52,072
Northrop Grumman Corp. (Aerospace/Defense)	1,612	109,132
Novell, Inc.* (Software)	1,534	9,511
Novellus Systems, Inc.* (Semiconductors)	546	18,793
Nucor Corp. (Iron/Steel)	1,430	78,164
NVIDIA Corp.* (Semiconductors)	1,638	60,622
Occidental Petroleum Corp. (Oil & Gas)	3,874	189,167
Office Depot, Inc.* (Retail)	1,300	49,621
OfficeMax, Inc. (Retail)	338	16,782
Omnicom Group, Inc. (Advertising)	806	84,259
Oracle Corp.* (Software)	18,616	319,078
PACCAR, Inc. (Auto Manufacturers)	1,170	75,933
Pactiv Corp.* (Packaging & Containers)	624	22,271
Pall Corp. (Miscellaneous Manufacturing)	572	19,763
Parker Hannifin Corp. (Miscellaneous Manufacturing)	546	41,976
Patterson Cos., Inc.* (Healthcare-Products)	650	23,082
Paychex, Inc. (Commercial Services)	1,534	60,654
Peabody Energy Corp. (Coal)	1,274	51,482
Peoples Energy Corp. (Gas)	182	8,112
PepsiCo, Inc. (Beverages)	7,670	479,758
PerkinElmer, Inc. (Electronics)	572	12,716
Pfizer, Inc. (Pharmaceuticals)	33,332	863,300
PG&E Corp. (Electric)	1,612	76,296
Phelps Dodge Corp. (Mining)	936	112,058
Pinnacle West Capital Corp. (Electric)	468	23,700
Pitney Bowes, Inc. (Office/Business Equipment)	1,040	48,038
Plum Creek Timber Co., Inc. (Forest Products & Paper)	806	32,119
PMC-Sierra, Inc.* (Semiconductors)	962	6,455
PNC Financial Services Group (Banks)	1,352	100,102
PPG Industries, Inc. (Chemicals)	754	48,414
PPL Corp. (Electric)	1,768	63,365
Praxair, Inc. (Chemicals)	1,482	87,927
Principal Financial Group, Inc. (Insurance)	1,248	73,258
Procter & Gamble Co. (Cosmetics/Personal Care)	14,768	949,140
Progress Energy, Inc. (Electric)	1,170	57,424
Progressive Corp. (Insurance)	3,510	85,012
Prologis (REIT)	1,144	69,521
Prudential Financial, Inc. (Insurance)	2,210	189,751
Public Service Enterprise Group, Inc. (Electric)	1,170	77,665
Public Storage, Inc. (REIT)	572	55,770
Pulte Homes, Inc. (Home Builders)	988	32,723
QLogic Corp.* (Semiconductors)	702	15,388
Qualcomm, Inc. (Telecommunications)	7,514	283,954
Quest Diagnostics, Inc. (Healthcare-Services)	754	39,962
Questar Corp. (Pipelines)	390	32,390
Qwest Communications International, Inc.* (Telecommunications)	7,514	62,892
R.R. Donnelley & Sons Co. (Commercial Services)	1,014	36,038
RadioShack Corp. (Retail)	624	10,471
Raytheon Co. (Aerospace/Defense)	2,054	108,451
Realogy Corp.* (Real Estate)	988	29,957
Regions Financial Corp. (Banks)	3,354	125,440
Reynolds American, Inc. (Agriculture)	806	52,769
Robert Half International, Inc. (Commercial Services)	780	28,954
Rockwell Collins, Inc. (Aerospace/Defense)	780	49,366
Rockwell International Corp. (Machinery-Diversified)	780	47,642
Rohm & Haas Co. (Chemicals)	650	33,228
Rowan Cos., Inc. (Oil & Gas)	494	16,401
Ryder System, Inc. (Transportation)	286	14,603
Sabre Holdings Corp. (Leisure Time)	624	19,899
SAFECO Corp. (Insurance)	494	30,900
Safeway, Inc. (Food)	2,054	70,986
SanDisk Corp.* (Computers)	1,040	44,751
Sanmina-SCI Corp.* (Electronics)	2,444	8,432
Sara Lee Corp. (Food)	3,484	59,333
Schering-Plough Corp. (Pharmaceuticals)	6,812	161,036
Schlumberger, Ltd.ADR (Oil & Gas Services)	5,382	339,926
Schwab (Diversified Financial Services)	4,732	91,517
Sealed Air Corp. (Packaging & Containers)	364	23,631
Sears Holdings Corp.* (Retail)	390	65,493
Sempra Energy (Gas)	1,222	68,396
Sherwin-Williams Co. (Chemicals)	520	33,062
Sigma-Aldrich Corp. (Chemicals)	312	24,249
Simon Property Group, Inc. (REIT)	1,040	105,342
SLM Corp. (Diversified Financial Services)	1,872	91,297
Smith International, Inc. (Oil & Gas Services)	910	37,374
Snap-on, Inc. (Hand/Machine Tools)	260	12,386
Solectron Corp.* (Electronics)	4,160	13,395
Southern Co. (Electric)	3,432	126,504
Southwest Airlines Co. (Airlines)	3,718	56,960
Sovereign Bancorp, Inc. (Savings & Loans)	1,664	42,249
Sprint Corp. (Telecommunications)	13,728	259,322
St. Jude Medical, Inc.* (Healthcare-Products)	1,638	59,885
St. Paul Cos., Inc. (Insurance)	3,172	170,305
Staples, Inc. (Retail)	3,250	86,775
Starbucks Corp.* (Retail)	3,458	122,482
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	988	61,750
State Street Corp. (Banks)	1,534	103,453
Stryker Corp. (Healthcare-Products)	1,404	77,374
Sun Microsystems, Inc.* (Computers)	16,276	88,216
Sunoco, Inc. (Oil & Gas)	572	35,670
SunTrust Banks, Inc. (Banks)	1,638	138,329
SuperValu, Inc. (Food)	936	33,462
Symantec Corp.* (Internet)	4,316	89,989
Symbol Technologies, Inc. (Electronics)	1,196	17,868
Synovus Financial Corp. (Banks)	1,508	46,492
Sysco Corp. (Food)	2,860	105,134
T. Rowe Price Group, Inc. (Diversified Financial Services)	1,222	53,487
Target Corp. (Retail)	3,926	223,978
TECO Energy, Inc. (Electric)	988	17,023
Tektronix, Inc. (Electronics)	390	11,376
Tellabs, Inc.* (Telecommunications)	2,002	20,541
Temple-Inland, Inc. (Forest Products & Paper)	494	22,739
Tenet Healthcare Corp.* (Healthcare-Services)	2,236	15,585
Teradyne, Inc.* (Semiconductors)	858	12,836
Terex Corp.* (Machinery-Construction & Mining)	468	30,223
Texas Instruments, Inc. (Semiconductors)	6,786	195,436
Textron, Inc. (Miscellaneous Manufacturing)	598	56,074
The AES Corp.* (Electric)	3,094	68,192
The Dow Chemical Co. (Chemicals)	4,420	176,535
The E.W. Scripps Co.—Class A (Media)	390	19,477
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	598	24,410
The Gap, Inc. (Retail)	2,366	46,137
The Goldman Sachs Group, Inc. (Diversified Financial Services)	1,750	348,863
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	806	16,918
The Hershey Co. (Food)	806	40,139
The New York Times Co.—Class A (Media)	676	16,467
The Pepsi Bottling Group, Inc. (Beverages)	624	19,288
The Stanley Works (Hand/Machine Tools)	364	18,306
Thermo Electron Corp.* (Electronics)	1,846	83,606
Tiffany & Co. (Retail)	624	24,486
Time Warner, Inc. (Media)	18,356	399,793
See accompanying notes to the financial statements.

5

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

TJX Cos., Inc. (Retail)	2,028	$57,757
Torchmark Corp. (Insurance)	468	29,840
Transocean Sedco Forex, Inc.*ADR (Oil & Gas)	1,326	107,260
Tribune Co. (Media)	910	28,010
TXU Corp. (Electric)	2,132	115,576
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	9,178	279,011
Tyson Foods, Inc.—Class A (Food)	1,144	18,819
U.S. Bancorp (Banks)	8,112	293,573
Union Pacific Corp. (Transportation)	1,222	112,448
Unisys Corp.* (Computers)	1,612	12,638
United Parcel Service, Inc.—Class B (Transportation)	4,966	372,351
United States Steel Corp. (Iron/Steel)	572	41,836
United Technologies Corp. (Aerospace/Defense)	4,836	302,347
UnitedHealth Group, Inc. (Healthcare-Services)	6,266	336,672
Univision Communications, Inc.—Class A* (Media)	1,170	41,441
UnumProvident Corp. (Insurance)	1,612	33,497
UST, Inc. (Agriculture)	754	43,883
V.F. Corp. (Apparel)	416	34,145
Valero Energy Corp. (Oil & Gas)	2,782	142,327
VeriSign, Inc.* (Internet)	1,144	27,513
Verizon Communications, Inc. (Telecommunications)	13,520	503,485
Viacom, Inc.—Class B* (Media)	3,250	133,348
Vornado Realty Trust (REIT)	598	72,657
Vulcan Materials Co. (Building Materials)	442	39,723
W.W. Grainger, Inc. (Distribution/Wholesale)	338	23,640
Wachovia Corp. (Banks)	8,814	501,957
Wal-Mart Stores, Inc. (Retail)	11,284	521,094
Walgreen Co. (Retail)	4,628	212,379
Walt Disney Co. (Media)	9,542	327,004
Washington Mutual, Inc. (Savings & Loans)	4,394	199,883
Waste Management, Inc. (Environmental Control)	2,496	91,778
Waters Corp.* (Electronics)	468	22,918
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	468	12,182
Weatherford International, Ltd.*ADR (Oil & Gas Services)	1,586	66,279
WellPoint, Inc.* (Healthcare-Services)	2,886	227,099
Wells Fargo & Co. (Banks)	15,626	555,661
Wendy’s International, Inc. (Retail)	442	14,626
Western Union Co. (Commercial Services)	3,588	80,442
Weyerhaeuser Co. (Forest Products & Paper)	1,040	73,475
Whirlpool Corp. (Home Furnishings)	364	30,219
Whole Foods Market, Inc. (Food)	650	30,505
Williams Cos., Inc. (Pipelines)	2,782	72,665
Windstream Corp. (Telecommunications)	2,210	31,426
Wrigley (Wm.) Jr. Co. (Food)	1,014	52,444
Wyeth (Pharmaceuticals)	6,188	315,093
Wyndham Worldwide Corp. (Lodging)	936	29,971
Xcel Energy, Inc. (Electric)	1,872	43,168
Xerox Corp.* (Office/Business Equipment)	4,446	75,359
Xilinx, Inc. (Semiconductors)	1,534	36,525
XL Capital, Ltd.—Class A (Insurance)	832	59,921
XTO Energy, Inc. (Oil & Gas)	1,664	78,291
Yahoo!, Inc.* (Internet)	5,642	144,097
YUM! Brands, Inc. (Retail)	1,222	71,854
Zimmer Holdings, Inc.* (Healthcare-Products)	1,118	87,629
Zions Bancorp (Banks)	494	40,725

TOTAL COMMON STOCKS
(Cost $42,396,994)		58,789,914

Repurchase Agreements (12.4%)
	Principal
	Amount	Value

UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $8,710,846 (Collateralized by $8,863,000 of various U.S. Government Agency Obligations, 3.00% - 5.25%, 4/15/07-11/3/09, market value $8,881,609)	$8,706,000	$8,706,000

TOTAL REPURCHASE AGREEMENTS
(Cost $8,706,000)		8,706,000

TOTAL INVESTMENT SECURITIES
(Cost $51,102,994)—95.8%		67,495,914
Net other assets (liabilities)—4.2%		2,933,788

NET ASSETS—100.0%		$70,429,702

*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
REIT	Real Estate Investment Trust
ADR	American Depositary Receipt

Futures Contracts Purchased
	Contracts	Unrealized Appreciation (Depreciation)

S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $46,377,500)	130	$(5,705)

Futures Contracts Sold

E-Mini S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $4,636,938)	65	23,958

Swap Agreements
	Notional Amount at Value	Unrealized Gain (Loss)

Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/07	$10,601,590	$(116,650)
Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/07	30,104,021	(189,164)

ProFund VP UltraBull invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.2%
Aerospace/Defense	1.8%
Agriculture	1.6%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.3%
Auto Parts & Equipment	0.1%
Banks	5.6%
Beverages	1.7%
Biotechnology	1.0%
Building Materials	0.2%
Chemicals	1.1%
Coal	0.1%
Commercial Services	0.6%

See accompanying notes to the financial statements.

6

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2006

Computers	3.4%
Cosmetics/Personal Care	1.7%
Distribution/Wholesale	0.1%
Diversified Financial Services	7.7%
Electric	2.7%
Electrical Components & Equipment	0.3%
Electronics	0.4%
Engineering & Construction	NM
Entertainment	0.1%
Environmental Control	0.2%
Food	1.2%
Forest Products & Paper	0.3%
Gas	0.2%
Hand/Machine Tools	0.1%
Healthcare-Products	2.6%
Healthcare-Services	1.3%
Home Builders	0.2%
Home Furnishings	0.1%
Household Products/Wares	0.4%
Housewares	0.1%
Insurance	4.1%
Internet	1.4%
Iron/Steel	0.2%
Leisure Time	0.3%
Lodging	0.4%
Machinery-Construction & Mining	0.3%
Machinery-Diversified	0.3%
Media	3.0%
Mining	0.5%
Miscellaneous Manufacturing	4.3%
Office/Business Equipment	0.2%
Oil & Gas	6.7%
Oil & Gas Services	1.1%
Packaging & Containers	0.1%
Pharmaceuticals	4.8%
Pipelines	0.3%
Real Estate	0.1%
Real Estate Investment Trust	0.9%
Retail	4.6%
Savings & Loans	0.3%
Semiconductors	2.0%
Software	3.1%
Telecommunications	5.2%
Textiles	NM
Toys/Games/Hobbies	0.1%
Transportation	1.3%
Other**	16.6%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

7

PROFUNDS VP ProFund VP UltraBull

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $42,396,994)	$58,789,914
Repurchase agreements, at cost	8,706,000

Total Investment Securities	67,495,914
Cash	197,438
Segregated cash balances with brokers for futures contracts	1,751,788
Dividends and interest receivable	92,613
Receivable for investments sold	9,370
Receivable for capital shares issued	3,355,139
Prepaid expenses	232

Total Assets	72,902,494

Liabilities:
Payable for capital shares redeemed	1,833,086
Unrealized loss on swap agreements	305,814
Variation margin on futures contracts	197,264
Advisory fees payable	51,536
Management services fees payable	6,871
Administration fees payable	1,812
Administrative services fees payable	19,785
Distribution fees payable	21,618
Trustee fees payable	11
Transfer agency fees payable	1,758
Fund accounting fees payable	2,820
Compliance services fees payable	1,199
Other accrued expenses	29,218

Total Liabilities	2,472,792

Net Assets	$70,429,702

Net Assets consist of:
Capital	$72,557,035
Accumulated net investment income (loss)	433,351
Accumulated net realized gains (losses) on investments	(18,666,043)
Net unrealized appreciation (depreciation) on investments	16,105,359

Net Assets	$70,429,702

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,953,810

Net Asset Value (offering and redemption price per share)	$23.84

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$972,316
Interest	469,045

Total Investment Income	1,441,361

Expenses:
Advisory fees	439,148
Management services fees	87,830
Administration fees	18,056
Transfer agency fees	17,268
Administrative services fees	188,046
Distribution fees	146,455
Custody fees	62,832
Fund accounting fees	28,266
Trustee fees	728
Compliance services fees	1,400
Other fees	31,264
Recoupment of prior expenses reimbursed by the Advisor	6,749

Total Gross Expenses before reductions	1,028,042
Less Expenses reduced by the Advisor	(19,915)
Less Expenses reduced by the Administrator	(117)

Total Net Expenses	1,008,010

Net Investment Income (Loss)	433,351

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,673,024
Net realized gains (losses) on futures contracts	3,330,697
Net realized gains (losses) on swap agreements	2,959,084
Change in net unrealized appreciation/depreciation on investments	3,686,738

Net Realized and Unrealized Gains (Losses) on Investments	12,649,543

Change in Net Assets Resulting from Operations	$13,082,894

See accompanying notes to the financial statements.

8

PROFUNDS VP ProFund VP UltraBull
Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$433,351	$178,786
Net realized gains (losses) on investments	8,962,805	5,781,141
Change in net unrealized appreciation/depreciation on investments	3,686,738	(3,327,914)

Change in net assets resulting from operations	13,082,894	2,632,013

Distributions to Shareholders From:
Net investment income	(178,786)	(87,792)
Net realized gains on investments	(2,629,597)	(9,865,953)

Change in net assets resulting from distributions	(2,808,383)	(9,953,745)

Capital Transactions:
Proceeds from shares issued	1,055,663,375	692,594,974
Dividends reinvested	2,808,383	9,953,745
Value of shares redeemed	(1,050,054,349)	(740,003,247)

Change in net assets resulting from capital transactions	8,417,409	(37,454,528)

Change in net assets	18,691,920	(44,776,260)
Net Assets:
Beginning of period	51,737,782	96,514,042

End of period	$70,429,702	$51,737,782

Accumulated net investment income (loss)	$433,351	$178,786

Share Transactions:
Issued	48,773,881	31,672,612
Reinvested	134,180	493,492
Redeemed	(48,459,760)	(33,886,661)

Change in shares	448,301	(1,720,557)

See accompanying notes to the financial statements.

9

PROFUNDS VP ProFund VP UltraBull
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$20.65	$22.84	$22.19	$14.51	$22.71

Investment Activities:
Net investment income (loss)(a)	0.16	0.05	0.02	(0.05)	(0.08)
Net realized and unrealized gains (losses) on investments	4.40	0.49	3.55	7.73	(8.12)

Total income (loss) from investment activities	4.56	0.54	3.57	7.68	(8.20)

Distributions to Shareholders From:
Net investment income	(0.09)	(0.02)	—	—	—
Net realized gains on investments	(1.28)	(2.71)	(2.92)	—	—

Total distributions	(1.37)	(2.73)	(2.92)	—	—

Net Asset Value, End of Period	$23.84	$20.65	$22.84	$22.19	$14.51

Total Return	23.06%	2.61%	17.18%	52.93%	(36.11)%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.88%	1.89%	2.07%	2.12%
Net expenses	1.72%	1.88%	1.89%	1.84%	1.98%
Net investment income (loss)	0.74%	0.24%	0.11%	(0.32)%	(0.46)%

Supplemental Data:
Net assets, end of period (000’s)	$70,430	$51,738	$96,514	$68,318	$42,288
Portfolio turnover rate(b)	1,411%	681%	830%	1,124%	1,249%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

10

ProFund VP Bear

The ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the S&P 500® Index. For the year ended December 31, 2006, the Fund had a total return of –7.50%, compared to a total return of 15.80%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were ExxonMobil (+39.07%), Bank of America (+20.69%), and Altria Group (+19.87%), while the bottom three performers in this group were American International Group (+6.05%), General Electric (+9.35%), and Johnson & Johnson (+12.44%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bear from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (1/22/01)

ProFund VP Bear	(7.50)%	(5.70)%	(2.28)%

S&P 500 Index	15.80%	6.19%	2.66%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

11

PROFUNDS VP ProFund VP Bear

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Bear seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the S&P 500 Index.
Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(38.9)%
Swap Agreements	(60.8)%
Options	NM

Total Exposure	(99.7)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM  Not meaningful, amount is less than 0.05%.

S&P 500 Index - Composition
% of Index

Financial	22.1%
Consumer Non-Cyclical	20.0%
Communications	11.6%
Industrial	11.1%
Technology	10.6%
Energy	9.9%
Consumer Cyclical	8.3%
Utilities	3.5%
Basic Materials	2.9%

PROFUNDS VP ProFund VP Bear	Schedule of Portfolio Investments December 31, 2006

U.S. Government Agency Obligations (78.0%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$5,732,000	$5,731,267
Federal Farm Credit Bank, 4.60%, 1/2/07+	5,732,000	5,731,267
Federal Home Loan Bank, 4.60%, 1/2/07+	5,732,000	5,731,268
Federal National Mortgage Association, 4.60%, 1/2/07+	5,732,000	5,731,268

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $22,925,070)		22,925,070

Repurchase Agreements (19.5%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $5,730,188 (Collateralized by $5,810,000 of various U.S. Government Agency Obligations, 3.25% - 5.875%, 1/15/08-3/21/11, market value $5,843,472)	5,727,000	5,727,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,727,000)		5,727,000

Options Purchased(NM)
	Contracts

S&P 500 Futures Call Option 1750 expiring March 2007	100	1,025

TOTAL OPTIONS PURCHASED
(Cost $1,649)		1,025

TOTAL INVESTMENT SECURITIES
(Cost $28,653,719)—97.5%		28,653,095
Net other assets (liabilities)—2.5%		731,951

NET ASSETS—100.0%		$29,385,046

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $2,140,125)	30	$(12,513)

Futures Contracts Sold
S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $13,556,500)	38	(7,715)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/07	$(11,549,551)	$72,283
Equity Index Swap Agreement based on the S&P 500 Index expiring 1/29/07	(6,326,171)	39,592

See accompanying notes to the financial statements.

12

PROFUNDS VP ProFund VP Bear
Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (Cost $22,926,719)	$22,926,095
Repurchase agreements, at cost	5,727,000

Total Investment Securities	28,653,095
Segregated cash balances with brokers for futures contracts	595,358
Segregated cash balances with custodian for swap agreements	537
Interest receivable	2,391
Receivable for capital shares issued	80,898
Unrealized gain on swap agreements	111,875
Variation margin on futures contracts	53,871
Prepaid expenses	222

Total Assets	29,498,247

Liabilities:
Cash overdraft	55,717
Payable for capital shares redeemed	686
Advisory fees payable	19,821
Management services fees payable	2,643
Administration fees payable	787
Administrative services fees payable	9,527
Distribution fees payable	7,037
Trustee fees payable	5
Transfer agency fees payable	763
Fund accounting fees payable	1,111
Compliance services fees payable	877
Other accrued expenses	14,227

Total Liabilities	113,201

Net Assets	$29,385,046

Net Assets consist of:
Capital	$77,658,933
Accumulated net investment income (loss)	1,685,377
Accumulated net realized gains (losses) on investments	(50,050,287)
Net unrealized appreciation (depreciation) on investments	91,023

Net Assets	$29,385,046

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,139,774

Net Asset Value (offering and redemption price per share)	$25.78

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$2,570,783

Expenses:
Advisory fees	390,566
Management services fees	78,114
Administration fees	16,198
Transfer agency fees	15,427
Administrative services fees	199,001
Distribution fees	130,257
Custody fees	19,822
Fund accounting fees	22,302
Trustee fees	667
Compliance services fees	1,081
Other fees	30,459

Total Gross Expenses before reductions	903,894
Less Expenses reduced by the Advisor	(18,360)
Less Expenses reduced by the Administrator	(128)

Total Net Expenses	885,406

Net Investment Income (Loss)	1,685,377

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(12,788)
Net realized gains (losses) on futures contracts	(3,251,570)
Net realized gains (losses) on swap agreements	(3,990,519)
Change in net unrealized appreciation/depreciation on investments	(345,445)

Net Realized and Unrealized Gains (Losses) on Investments	(7,600,322)

Change in Net Assets Resulting from Operations	$(5,914,945)

See accompanying notes to the financial statements.

13

PROFUNDS VP ProFund VP Bear

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$1,685,377	$917,468
Net realized gains (losses) on investments	(7,254,877)	(3,378,290)
Change in net unrealized appreciation/depreciation on investments	(345,445)	642,471

Change in net assets resulting from operations	(5,914,945)	(1,818,351)

Distributions to Shareholders From:
Net investment income	(917,468)	—-

Change in net assets resulting from distributions	(917,468)	—-

Capital Transactions:
Proceeds from shares issued	468,050,933	609,806,114
Dividends reinvested	917,468	—-
Value of shares redeemed	(483,563,372)	(588,061,833)

Change in net assets resulting from capital transactions	(14,594,971)	21,744,281

Change in net assets	(21,427,384)	19,925,930
Net Assets:
Beginning of period	50,812,430	30,886,500

End of period	$29,385,046	$50,812,430

Accumulated net investment income (loss)	$1,685,377	$917,468

Share Transactions:
Issued	16,793,256	21,006,244
Reinvested	33,743	—-
Redeemed	(17,487,930)	(20,284,962)

Change in shares	(660,931)	721,282

See accompanying notes to the financial statements.

14

PROFUNDS VP ProFund VP Bear

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$28.22	$28.61	$31.89	$42.29	$35.07

Investment Activities:
Net investment income (loss)(a)	0.89	0.39	(0.22)	(0.36)	(0.23)
Net realized and unrealized gains (losses) on investments	(2.99)	(0.78)	(3.06)	(10.04)	7.53

Total income (loss) from investment activities	(2.10)	(0.39)	(3.28)	(10.40)	7.30

Distributions to Shareholders From:
Net investment income	(0.34)	—	—	—	(0.08)

Net Asset Value, End of Period	$25.78	$28.22	$28.61	$31.89	$42.29

Total Return	(7.50)%	(1.36)%	(10.29)%	(24.59)%	20.82%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.86%	1.90%	1.98%	2.03%
Net expenses	1.70%	1.86%	1.90%	1.98%	1.98%
Net investment income (loss)	3.24%	1.36%	(0.70)%	(0.96)%	(0.57)%

Supplemental Data:
Net assets, end of period (000’s)	$29,385	$50,812	$30,887	$54,301	$77,938
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

15

ProFund VP Rising Rates Opportunity

The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2006, the Fund had a total return of 10.15%, compared to a total return of -1.16%1 for the Long Bond. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% the inverse of the daily price movement of the Long Bond.2

The Fund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding bond issued by the U.S. Treasury. As of 12/31/06 the last (most recent) Long Bond to be issued had a maturity date of 2/15/2036 and a 4.50% coupon.

The most recently issued 30-year U.S. Treasury Bond had a total return of -1.16% in 2006 as measured by the Ryan Labs 30 Year Treasury Index. The yield on the Long Bond rose from 4.54% on 12/31/05 to 4.81% on 12/31/06 as prices declined over the course of the year amidst inflation fears, particularly in the first half of the year. The Treasury Department re-introduced the long bond in February for the first time in five years, and initial demand for the new issue was strong as the new issue (maturing February 2036) opened 12-13 yield basis points lower than the previous longest issue (maturing February 2031.) A new Fed chairman, Ben Bernanke was also introduced, as he took over for Alan Greenspan after the January meeting. Bernanke picked up right where Greenspan left off, as the Fed continued to raise rates at each of the four meetings in the first half of 2006. The Fed’s string of 17 consecutive quarter-point hikes was finally halted, however, when at the June meeting, they left the Fed Funds rate unchanged at 5.25%. The Fed then kept the Fed Funds rate unchanged for the rest of the year. The result was a partially inverted yield curve for much of the year, a phenomenon that has historically been a precursor to a recession. A particularly weak residential housing market and manufacturing sector for much of the year prompted some analysts to forecast an upcoming recession, however, falling energy prices during the second half of the year helped mitigate these concerns. Since this Fund is designed to have inverse (negative) daily correlation to the Long Bond, it was inversely affected by the daily performance of the Long Bond and the factors affecting the Long Bond. Additionally, since this fund is leveraged, this inverse effect was magnified.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from May 1, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (5/1/02)

ProFund VP Rising Rates Opportunity	10.15%	(7.28)%

30-year U.S. Treasury Bond	(1.16)%	7.01%

Lehman Brothers U.S. Treasury: Long-Term Index	0.79%	6.34%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses. Since the ProFund VP Rising Rates Opportunity is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.
3 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. This index is a total return index and reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly into an index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

16

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”).

Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(12.3)%
Swap Agreements	(116.5)%
Options	NM

Total Exposure	(128.8)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.05%.

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP Rising Rates Opportunity	December 31, 2006

U.S. Government Agency Obligations (78.6%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$25,726,000	$25,722,713
Federal Farm Credit Bank, 4.60%, 1/2/07+	25,726,000	25,722,713
Federal Home Loan Bank, 4.60%, 1/2/07+	25,726,000	25,722,713
Federal National Mortgage Association, 4.60%, 1/2/07+	25,726,000	25,722,713

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $102,890,852)		102,890,852

Repurchase Agreements (19.6%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $25,721,310 (Collateralized by $31,696,000 of various U.S. Government Agency Obligations, 4.75% - 4.944%*, 11/3/09-5/15/11, market value $26,222,086)	25,707,000	25,707,000

TOTAL REPURCHASE AGREEMENTS
(Cost $25,707,000)		25,707,000

Options Purchased(NM)
	Contracts

10-year U.S. Treasury Note Call Option 126 expiring March 2007	50	164
10-year U.S. Treasury Note Call Option 128 expiring March 2007	250	854

TOTAL OPTIONS PURCHASED
(Cost $5,137)		1,018

TOTAL INVESTMENT SECURITIES
(Cost $128,602,989)—98.2%		128,598,870
Net other assets (liabilities)—1.8%		2,295,521

NET ASSETS—100.0%		$130,894,391

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
*	Represents the effective yield or interest rate in effect at December 31, 2006.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Sold
	Contracts	Unrealized Appreciation (Depreciation)

30-year U.S. Treasury Bond Futures Contract expiring March 2007** (Underlying face amount at value $16,051,500)	144	$204,972

Swap Agreements
	Notional Amount at Value	Unrealized Gain (Loss)

Total Return Swap Agreement based on the 30-year U.S. Treasury Bond (4.50% due 2/15/36) expiring 12/31/06	$(152,600,391)	$1,910,515

**	As of December 31, 2006, this security was fair valued in good faith in accordance with procedures approved by the Board of Trustees.

See accompanying notes to the financial statements.

17

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $102,895,989)	$102,891,870
Repurchase agreements, at cost	25,707,000

Total Investment Securities	128,598,870
Cash	562
Segregated cash balances with brokers for futures contracts	199,926
Segregated cash balances with custodian for swap agreements	465
Interest receivable	10,733
Receivable for capital shares issued	463,594
Unrealized gain on swap agreements	1,910,515
Prepaid expenses	659

Total Assets	131,185,324

Liabilities:
Payable for capital shares redeemed	43,280
Advisory fees payable	77,542
Management services fees payable	10,339
Administration fees payable	3,086
Administrative services fees payable	52,414
Distribution fees payable	53,442
Trustee fees payable	19
Transfer agency fees payable	2,991
Fund accounting fees payable	4,356
Compliance services fees payable	2,583
Other accrued expenses	40,881

Total Liabilities	290,933

Net Assets	$130,894,391

Net Assets consist of:
Capital	$169,356,810
Accumulated net investment income (loss)	5,128,357
Accumulated net realized gains (losses) on investments	(45,702,144)
Net unrealized appreciation (depreciation) on investments	2,111,368

Net Assets	$130,894,391

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)
6,322,547

Net Asset Value (offering and redemption price per share)	$20.70

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$7,617,007

Expenses:
Advisory fees	1,162,512
Management services fees	232,504
Administration fees	47,880
Transfer agency fees	46,079
Administrative services fees	484,163
Distribution fees	387,598
Custody fees	21,560
Fund accounting fees	66,664
Trustee fees	1,971
Compliance services fees	3,187
Other fees	86,086

Total Gross Expenses before reductions	2,540,204
Less Expenses reduced by the Advisor	(51,552)
Less Expenses reduced by the Administrator	(2)

Total Net Expenses	2,488,650

Net Investment Income (Loss)	5,128,357

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(5,138)
Net realized gains (losses) on futures contracts	(164,016)
Net realized gains (losses) on swap agreements	7,583,792
Change in net unrealized appreciation/depreciation on investments	1,829,376

Net Realized and Unrealized Gains (Losses) on Investments	9,244,014

Change in Net Assets Resulting from Operations	$14,372,371

See accompanying notes to the financial statements.

18

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the year ended December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$5,128,357	$2,305,564
Net realized gains (losses) on investments	7,414,638	(22,961,122)
Change in net unrealized appreciation/depreciation on investments	1,829,376	3,657,738

Change in net assets resulting from operations	14,372,371	(16,997,820)

Distributions to Shareholders From:
Net investment income	(2,305,564)	—

Change in net assets resulting from distributions	(2,305,564)	—

Capital Transactions:
Proceeds from shares issued	935,713,990	386,431,711
Dividends reinvested	2,305,564	—
Value of shares redeemed	(958,571,466)	(409,692,557)

Change in net assets resulting from capital transactions	(20,551,912)	(23,260,846)

Change in net assets	(8,485,105)	(40,258,666)
Net Assets:
Beginning of period	139,379,496	179,638,162

End of period	$130,894,391	$139,379,496

Accumulated net investment income (loss)	$5,128,357	$2,305,564

Share Transactions:
Issued	44,033,519	19,734,512
Reinvested	109,998	—
Redeemed	(45,105,553)	(21,093,910)

Change in shares	(962,036)	(1,359,398)

See accompanying notes to the financial statements.

19

PROFUNDS VP
ProFund VP Rising Rates Opportunity

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	May 1, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$19.13	$20.78	$23.32	$24.32	$30.00

Investment Activities:
Net investment income (loss)(b)	0.70	0.27	(0.10)	(0.23)	(0.09)
Net realized and unrealized
gains (losses) on investments	1.26	(1.92)	(2.44)	(0.77)	(5.59)

Total income (loss) from
investment activities	1.96	(1.65)	(2.54)	(1.00)	(5.68)

Distributions to Shareholders From:
Net investment income	(0.39)	—	—	—	—

Net Asset Value, End of Period	$20.70	$19.13	$20.78	$23.32	$24.32

Total Return	10.15%	(7.89)%	(10.89)%	(4.11)%	(18.93	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.64%	1.73%	1.75%	1.91%	2.13%
Net expenses(d)	1.61%	1.73%	1.75%	1.91%	1.98%
Net investment income (loss)(d)	3.31%	1.36%	(0.45)%	(0.94)%	(0.49)%
Supplemental Data:
Net assets, end of period (000’s)	$130,894	$139,379	$179,638	$74,272	$7,168
Portfolio turnover rate(e)	—	—	—	—	—	(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

20

PROFUNDS VP
Notes to Financial Statements
December 31, 2006

1.	Organization

ProFunds (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP UltraBull, ProFund VP Bear and ProFund VP Rising Rates Opportunity (collectively, the “ProFunds VP” and individually, a “ProFund VP”). Each ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust and ProFunds VP enters into contracts with their vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP. However, based on experience, the ProFunds VP expect any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Security Valuation

Security prices are generally provided by a third party pricing service. The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the most recent closing price, if applicable, or at such other price that ProFund Advisors LLC (the “Advisor”) deems appropriate in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

For the ProFunds VP, debt securities, futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, fair valuation procedures as described below may be applied. Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a counterparty to a repurchase agreement with the ProFunds VP will be monitored by the Advisor.

In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the ProFund VP’s custodian. In the event of a default or bankruptcy by a selling financial institution, the ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the

21

PROFUNDS VP
Notes to Financial Statements (continued)
December 31, 2006

extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement.

Real Estate Investment Trusts

The ProFunds VP, other than ProFunds VP Rising Rates Opportunity, may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Short Sales

The ProFunds VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short. During the period, there were no short sale transactions.

When-Issued and Delayed-Delivery Securities

Each ProFund VP, may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian for such when-issued or delayed-delivery securities. As of December 31, 2006, the ProFunds VP did not hold any when-issued or delayed-delivery securities.

Futures Contracts and Related Options

The ProFunds VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When the ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Index Options

The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call)

22

PROFUNDS VP
Notes to Financial Statements (continued)
December 31, 2006

or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash. All option contracts held as of December 31, 2006 are exchange traded.

Put and call options purchased are accounted for in the same manner as portfolio securities. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. The ProFunds VP did not write options during the period.

Foreign Currency Transactions

The accounting records of the ProFunds VP are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund VP denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ProFunds VP do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. During the period, there were no foreign currency transactions.

Swap Agreements

The ProFunds VP may enter into swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the ProFunds VP obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions of trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations VP’s obligationsVP’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount are recorded as “unrealized gain or loss on swap agreements” and when cash is exchanged, which is generally no later than monthly, the gain or loss realized is recorded as “realized gains or losses on swap agreements”.

The ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund VP on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A

23

PROFUNDS VP
Notes to Financial Statements (continued)
December 31, 2006

ProFund VP will enter into swap agreements only with large, well-capitalized and well established financial institutions. The creditworthiness of each of the firms which is a party to a swap agreement is monitored by the Advisor. Swap agreements are collateralized by cash and certain securities as indicated on the Schedule of Portfolio Investments of each particular ProFund VP.

Investment Transactions and Related Income

During the period, investment transactions were accounted for no later than one business day following the trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

In addition to the three active ProFunds VP included in this report, ProFund Advisors LLC serves as the investment advisor for each of the additional 99 active ProFunds in the ProFunds Trust not included in this report and each of the three active Funds in the Access One Trust. Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one ProFund VP are allocated among the respective ProFunds VP based upon relative net assets or another reasonable basis. Expenses which are attributable to funds of the ProFunds and Access One Trust are allocated across the ProFunds and Access One Trust based upon relative net assets or another reasonable basis.

Distributions to Shareholders
Each of the ProFunds VP intends to declare and distribute net investment income at least annually. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification.

Federal Income Taxes

Each of the ProFunds VP intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. The ProFunds VP have a tax year end of December 31st.

Other
Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations as “Fees paid indirectly.”

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the ProFunds VP do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each ProFund’s tax return to determine sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the

24

PROFUNDS VP
Notes to Financial Statements (continued)
December 31, 2006

last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

3.	Fees and Transactions with Affiliates

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP each pay the Advisor a fee at an annualized rate of 0.75%, of the average daily net assets of each respective ProFund VP.

BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays BISYS an annual fee based on the ProFunds’ and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing. Administration fees include additional fees paid to BISYS by the Trust for support of the ProFunds VP Compliance Service Program. ProFunds Distributors, Inc. (the “Distributor”), an affiliate of BISYS, serves as the Trust’s distributor. Under the Amended and Restated Distribution Agreement dated July 1, 2006, for providing the distribution entity and infrastructure related platform the Distributor receives an annual fee of $150,000 in aggregate from the ProFunds and Access One Trusts. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full pursuant to the Distribution and Shareholder Services Plan, it is contemplated that the Advisor, or an affiliate of the Advisor will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. BISYS Fund Services Ohio, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees. As transfer agent for the ProFunds VP, BISYS Fund Services Ohio, Inc. receives a base fee, fees based on the number of Funds and reimbursement of certain expenses. As fund accounting agent for the ProFunds VP, BISYS Fund Services Ohio, Inc. receives an annual fee based on the ProFunds and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses. The Administrator voluntarily waived fees during the period as reflected on the Statement of Operations as Less Expenses reduced by the Administrator. These fees are not available to be recouped in subsequent years.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 0.25%, on an annualized basis, of its average daily net assets as reimbursement or compensation for distribution-related activities and/or shareholder services. Under the Plan, the Trust or ProFunds Distributors, Inc. may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 0.25% (on an annual basis) of the average daily net assets of the applicable ProFund VP attributable to, or held in the name of the Authorized Firm for, its clients. Each ProFund VP may pay different service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers. During the year ended December 31, 2006, the Advisor, as an Authorized Firm, was reimbursed $812,930 (unaudited) for expenses incurred under the Plan in aggregate relating to the Trust.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. Each of the two Independent Trustees are compensated $35,000 per year based on four regular meetings, plus a maximum of $2,500 for each additional board meeting, if applicable, in aggregate from the ProFunds and Access One Trust. Each of the two Independent Trustees were compensated $51,000 ($102,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds and Access One Trust for the year ended December 31, 2006. Effective January 1, 2007, the Trust, together with Access One Trust and ProShares Trust (other trusts in the Fund Complex advised by the Advisor or an affiliate) will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Independent Trustees will also receive $3,000 for attending each regular quarterly inperson meeting, $3,000 for attending each special in-person meeting and $1,000 for attending each telephonic meeting. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFunds VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of their average daily net assets (prior to May 1, 2006, at an annual rate of up to 0.50% of their average daily net assets) as reflected on the Statements of Operations as “Administrative services fees.”

25

PROFUNDS VP
Notes to Financial Statements (continued)
December 31, 2006

Prior to May 1, 2006, the Advisor had contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP for the year ended December 31, 2006 in order to limit the annual operating expenses to an annualized rate of 1.98% of the average daily net assets of each ProFund VP (except ProFund VP Rising Rates Opportunity). ProFund VP Rising Rates Opportunity’s operating expenses were limited to an annualized rate of 1.78% of its average daily net assets.

Effective May 1, 2006, the Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP for the period from May 1, 2006 through December 31, 2006 in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFunds VP to exceed the expense limit for the applicable period. As of December 31, 2006, there are no amounts that may potentially be repaid by the ProFunds VP pursuant to this agreement.

During the year ended December 31, 2006, the Advisor voluntarily waived additional management services fees in the amounts listed below for the ProFunds VP. These fees were voluntarily waived to maintain a more competitive expense ratio. These fees are not available to be recouped in subsequent years.

Waiver

ProFund VP UltraBull	$19,915
ProFund VP Bear	18,360
ProFund VP Rising Rates Opportunity	51,552

4.	Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2006 were as follows:

	Purchases	Sales

ProFund VP UltraBull	$671,933,114	$662,347,767

5.	Federal Income Tax Information

As of the tax year end of December 31, 2006, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires
	12/31/11	12/31/12	12/31/13	12/31/14	Total

ProFund VP Bear	$23,991,155	$9,474,329	$3,069,606	$7,512,896	$44,047,986
ProFund VP Rising Rates Opportunity	—	21,517,217	22,965,205	—	44,482,422

As of the tax year end of December 31, 2006, the following ProFunds VP had additional net capital loss carryforwards that may be available to offset future net capital gains, if any. The amount of these losses that may be utilized are limited as a result of a prior year ownership change of the insurance company that issues the variable annuity contracts for which the ProFunds VP are investment options. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains which were offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires	Expires
	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	Total

ProFund VP UltraBull	$6,605,770	$5,004,296	$1,935,011	$195,963	$2,083,596	$15,824,636
ProFund VP Bear	1,705,631	—	4,317,522	—	—	6,023,153
ProFund VP Rising Rates Opportunity	—	991,998	26,871	—	—	1,018,869

The tax character of dividends paid to shareholders during the tax year ended December 31, 2006 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP UltraBull	$2,808,383	$—	$2,808,383
ProFund VP Bear	917,468	—	917,468
ProFund VP Rising Rates Opportunity	2,305,564	—	2,305,564

26

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

The tax character of dividends paid to shareholders during the tax year ended December 31, 2005 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP UltraBull	$7,557,370	$2,396,375	$9,953,745

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Deficit)

ProFund VP UltraBull	$4,543,078	$3,034,028	$—	$(15,824,636)	$6,120,197	$(2,127,333)
ProFund VP Bear	1,685,377	—	—	(50,071,139)	111,875	(48,273,887)
ProFund VP Rising Rates Opportunity	5,128,357	—	—	(45,501,291)	1,910,515	(38,462,419)

At December 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

ProFund VP UltraBull	$61,069,904	$6,550,049	$(124,039)	$6,426,010
ProFund VP Bear	28,652,071	—	—	—
ProFund VP Rising Rates Opportunity	128,597,852	—	—	—

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ProFunds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ProFund VP UltraBull, ProFund VP Bear and ProFund VP Rising Rates Opportunity (separate portfolios of ProFunds, hereafter collectively referred to as the “Funds”) at December 31, 2006, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 22, 2007

28

PROFUNDS VP

Additional Tax Information (unaudited)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2006, qualify for the corporate dividends received deduction for the following Funds:

Dividends
Received
Deduction

ProFund VP UltraBull	32.62%

29

PROFUNDS VP

Board Approval of Investment Advisory Agreements (unaudited)

At a meeting held on September 20, 2006, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the investment advisory agreement (the “Advisory Agreement”) with ProFund Advisors LLC (the “Advisor”) on behalf of the Funds. In determining whether it was appropriate to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; and (ix) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable, in the best interests of shareholders and should be approved. The Board took note of all of the information that had been provided and considered all of the relevant factors, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund and its shareholders by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Funds; (iii) the extent to which economies of scale would be realized as the Funds grow; and (iv) whether fee levels reflected these economies of scale, if any, for the benefit of Fund shareholders.

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to effectively manage the Funds, which may not be present at other investment advisory organizations. The Board took note of the special skills needed to manage each Fund. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and the Board considered whether it provided appropriate incentives. The Board also considered information regarding how brokerage for the Funds was allocated. Finally, the Board reviewed the Advisor’s compliance program. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of each Fund, and that the Advisor’s services benefited the Fund shareholders, particularly in light of the nature of the Funds and the services required to support them.

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trusts. The Board noted the difficulty in obtaining precise information comparing the fees charged by other investment advisers because there were few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found that the comparative information provided by the Adviser to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Funds on their own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor’s non-advisory services, including those performed under a Management Services Agreement. The Board considered indirect or “fall-out” benefits that the Advisor derived from its relationship to the Funds, noting in particular that while the Advisor may receive research provided by broker-dealers, it will not obtain research or other non-brokerage services in return for allocating brokerage. The Trustees concluded that the Management Services Agreement was in the best interests of the Funds and their shareholders; that the services to be performed were required for the operation of the Funds; and that the Advisor could provide services the nature and quality of which were at least equal to those provided by others offering the same or similar services; and that the fees were reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also considered the financial condition of the Advisor, which they found to be sound based upon its review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor the potential economies of scale, how and when shareholders may benefit from economies of scale. The Board considered the fact that the Advisor waived its fees and/or reimbursed expenses with respect to specific Funds.

30

PROFUNDS VP

Board Approval of Investment Advisory Agreements (continued) (unaudited)

The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by each Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of each Fund. It was the sense of the Board to consider and evaluate on an ongoing basis potential economies of scale and how shareholders could benefit from those economies of scale.

31

PROFUNDS VP

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect separate accounts or insurance contract fees and charges. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2006 and held for the entire period from July 1, 2006 through December 31, 2006.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

ProFund VP UltraBull	$1,000.00	$1,218.20	$9.11	1.63%
ProFund VP Bear	1,000.00	923.70	7.71	1.59%
ProFund VP Rising Rates Opportunity	1,000.00	941.60	7.54	1.54%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

ProFund VP UltraBull	$1,000.00	$1,016.99	$8.29	1.63%
ProFund VP Bear	1,000.00	1,017.19	8.08	1.59%
ProFund VP Rising Rates Opportunity	1,000.00	1,017.44	7.83	1.54%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

32

PROFUNDS VP

Trustees and Officers (unaudited)

Number of
		Term of		Portfolios* in	Other
	Position(s)	Office and		Fund Complex	Directorships
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Birth Date	the Trust	Time Served	During Past 5 Years	Trustee	Trustee

Independent Trustees

Russell S. Reynolds, III	Trustee	Indefinite;	Directorship	ProFunds (102);	Directorship
c/o ProFunds		October 1997 to	Search Group,	Access One	Search
7501 Wisconsin Avenue,		present	Inc. (Executive	Trust (3);	Group, Inc.
Suite 1000			Recruitment):	ProShares
Bethesda, MD 20814			President (May	Trust (12)
Birth Date: 7/57			2004 to present);
Managing Director
(March 1993 to April
2004).

Michael C. Wachs	Trustee	Indefinite;	AMC Delancey Group,	ProFunds (102);	AMC
c/o ProFunds		October	Inc. (Real Estate	Access One	Delancey
7501 Wisconsin Avenue,		1997 to	Development): Vice	Trust (3);	Group, Inc.
Suite 1000		present	President (January 2001	ProShares
Bethesda, MD 20814			to present).	Trust (12)
Birth Date: 10/61

Interested Trustee

Michael L. Sapir**	Trustee	Indefinite;	Chairman and Chief	ProFunds (102);	None
7501 Wisconsin Avenue,	and	April 1997	Executive Officer of the	Access One
Suite 1000	Chairman	to present	Advisor (May 1997 to	Trust (3);
Bethesda, MD 20814			present).	ProShares
Birth Date: 5/58				Trust (12)

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Officers

Michael L. Sapir	Chairman	Indefinite;	Chairman and Chief
7501 Wisconsin Avenue,		April 1997 to present	Executive Officer of the
Suite 1000			Advisor (May 1997 to
Bethesda, MD 20814			present).
Birth Date: 5/58
Louis M. Mayberg	President	Indefinite;	President of the Advisor
7501 Wisconsin Avenue,		February 2003 to present	(May 1997 to present).
Suite 1000
Bethesda, MD 20814
Birth Date: 8/62
Steven G. Cravath	Chief Legal Officer	Indefinite;	General Counsel of the
7501 Wisconsin Avenue,	and Secretary	June 2006 to present	Advisor (June 2006 to
Suite 1000			present); Partner,
Bethesda, MD 20814			Morrison & Foerster
Birth Date: 8/59			(1992 to June 2006).

33

PROFUNDS VP

Trustees and Officers (continued) (unaudited)

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Victor M. Frye	Chief Compliance	Indefinite;	Counsel and Chief
7501 Wisconsin Avenue,	Officer	September 2004 to present	Compliance officer of the
Suite 1000			Advisor (October 2002 to
Bethesda, MD 20814			present); Calvert Group,
Birth Date: 10/58			Ltd.; Counsel,
Compliance Officer and
Assistant Secretary
(January 1999 to
October 2002).
Stephenie E. Adams	Assistant Secretary	Indefinite;	Assistant Vice President,
7501 Wisconsin Avenue,		April 2006 to present	ProFund Advisors LLC
Suite 1000			(December 2002 to
Bethesda, MD 20814			present); Not employed,
Birth Date: 4/69			November 2002; Vice
President, FBR National
Bank & Trust (May 2000
to October 2002); Vice
President and Secretary
of FBR Fund for
Government Investors,
FBR Fund for Tax-Free
Investors, Inc., FBR
American Gas Index
Fund, Inc., and The FBR
Rushmore Fund, Inc.
(October 1995 to
October 2002).
Patrick J. Keniston	Assistant Secretary	Indefinite;	Counsel, BISYS Fund
100 Summer Street,		December 2006 to present	Services (March 2005 to
Suite 1500			present); Attorney,
Boston, MA 02110			Citigroup Global
Birth Date: 2/61			Transaction Services
(October 2001 to
March 2005); Senior
Tax Consultant,
PricewaterhouseCoopers
(June 1998 to
September 2001).
Troy A. Sheets	Treasurer	Indefinite;	BISYS Fund Services,
3435 Stelzer Road		June 2002 to present	Vice President of
Columbus, Ohio 43219			Fund Administration
Birth Date: 5/71			(April 2002 to present);
KPMG LLP, Senior
Manager (August 1993
to March 2002).
Martin R. Dean	Assistant	Indefinite;	BISYS Fund Services,
3435 Stelzer Road	Treasurer	March 2006 to present	Vice President of
Columbus, Ohio 43219			Fund Administration
Birth Date: 11/63			(September 1998
to present).

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

34

This Page Intentionally Left Blank

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 1-888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-776-3637; and on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling toll-free 1-888-776-3637; and on the Commission’s website at http://www.sec.gov.

ProFunds VP file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holding for the Funds in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Not just funds, ProFundsSM

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/Barra Growth Index,” and “S&P SmallCap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average®,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. “Russell 2000® Index” is a trademark of the Russell Investment Group. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. The “Nikkei 225 Stock Average” is a trademark of Nihon Keizai Shimbun, Inc. “Philadelphia Stock Exchange®”, “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/06

Not just funds, ProFundsSM Classic ProFunds VP Bull Small-Cap OTC Inverse ProFund VP Short Small-Cap Money Market ProFund VP Money Market

Annual Report
December 31, 2006

i	Message from the Chairman

ii	Management Discussion of Fund Performance
Allocation of Portfolio Holdings & Index Composition,
Schedule of Portfolio Investments and Financial Statements

1	ProFund VP Bull
11	ProFund VP Small-Cap
24	ProFund VP OTC
30	ProFund VP Short Small-Cap
35	ProFund VP Money Market

40	Notes to Financial Statements

47	Report of Independent Registered Public Accounting Firm

48	Additional Tax Information

49	Board Approval of Investment Advisory Agreements

51	Expense Examples

52	Trustees and Officers

Message from the Chairman

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2006.

Overall, the U.S. financial markets were strong in 2006. The Fed’s rate-hike halt, moderated long term inflation expectations, and anticipation of a “soft landing” for the economy in 2007 helped broad U.S. stock indexes continue their string of positive returns, while bond indexes remained relatively flat.

‘A Great Year for Equities . . .

The U.S. stock market started strong, got knocked down by the Fed’s spring rate hikes, and then resumed its climb in August. The S&P 500(R) Index ended the year with a total return of 15.8%, while the NASDAQ-100 finished the year at 7.3%. And all industry groups—measured by Dow Jones—ended the year with positive returns, with telecommunications leading the pack and technology bringing up the rear.

International equity markets did even better, helped by huge profits in Europe, record-breaking IPOs, soaring emerging markets (led by China, after a mid-year stumble), and a weakening dollar. The Bank of New York Emerging Markets 50 ADR Index finished the year at 35.1%. Japan’s domestic issues prevented it from repeating its phenomenal performance of 2005, but the Nikkei 225 still turned in a respectable year, finishing up 6.9% (U.S. dollar terms).

. . . And a Modest One for Fixed Income

The Federal Reserve pushed short term rates up in the first half of 2006 and spent the second half watching to see if more hikes were needed. Bond yields generally rose while the Fed was tightening, and then fell sharply in the 3rd quarter once the Fed paused. Yields were more volatile in the 4th quarter as conflicting signals on economic growth and inflation generated debate among bondholders over the next move by the Fed.

The 30-year Treasury bond finished the year yielding 4.8%, for a total return of –1.2%. However, the Bear Stearns High Yield Composite Index, by contrast, finished the year at 11.6%. With the threat diminished that the Fed might tighten too much and push us into recession, risk appetites improved and valuations rose.

Navigate the Market with ProFunds

Whatever direction the market takes, ProFunds believes investors should have abundant opportunities to increase potential return and reduce risk.

We remain dedicated to providing investors with innovative funds to help capture opportunities as they unfold. And, as always, we deeply appreciate your continued trust and confidence in ProFunds.

Sincerely,

Michael L. Sapir
Chairman

This material must be preceded or accompanied by a current prospectus. Investing in the ProFunds VP involves certain risks, including in all or some cases, leverage, liquidity, concentration, non-diversification, repurchase agreement and inverse correlation risks. These risks can increase volatility and decrease performance. Please see the prospectus for a more complete description of these risks. All ProFunds VP permit active investment strategies, which can decrease performance.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors LLC (“PFA”) uses a quantitative approach in seeking to achieve the daily investment objectives of each ProFund VP.1 Using this approach, PFA determines the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its daily benchmark.2

ProFunds VP seek to provide daily correlation with their benchmarks consistent with their investment objectives. PFA employs a management strategy wherein it strives to consistently pursue the investment objective of each ProFund VP.1 Accordingly, the ProFunds VP do not seek to provide correlation with their benchmarks over any period of time other than daily and do not seek to take defensive positions in unfavorable markets.

Factors that materially affected the performance of each ProFund VP3 during 2006:[4]

•
Benchmark Performance: The performance of the index or security underlying each ProFund VP’s benchmark is a principal factor driving fund performance[5]. Please see below for a discussion of market conditions which affected the performance of the ProFunds VP and their various benchmark indexes and securities.

•
Leverage and Correlation: Each ProFund VP is benchmarked to a positive or negative multiple of an index’s or security’s daily return. The performance of each ProFund VP that has a daily investment objective that is greater than 100% (i.e., are leveraged) of the daily performance of an index or a security (U.S. Government Plus, UltraBull, UltraMid-Cap, UltraSmall-Cap and UltraOTC) was impacted propor- tionately more by the daily performance of an index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Rising Rates Opportunity, Bear, Short Dow 30, Short OTC, Short Mid-Cap, Short Small-Cap, UltraShort Dow 30, and UltraShort OTC) were inversely impacted by the daily performance of the underlying index or security and, in turn, by the factors and market conditions affecting that index or security on a daily basis. Certain of these inverse funds are also leveraged (Rising Rates Opportunity, UltraShort OTC, and UltraShort Dow 30.) For these funds, the inverse impact discussed above was amplified.

•
Compounding of Daily Returns (Leveraged and Inverse ProFunds VP): PFA attempts to rebalance leverage on a daily basis to the target ratio implicit in the stated investment objective of each ProFund VP. For example, the target leverage ratios for ProFunds VP UltraOTC, Short OTC and UltraShort OTC are +2x, –1x, and –2x, respectively. The impact of daily rebalancings of leverage over periods greater than one day is illustrated in the following hypothetical example:

•
Assume the benchmark index is up 1.00% on day one, and down 1.00% on day two, for a cumulative two-day return of –0.01%. For purposes of illustration, expenses are ignored. Assume $100.00 is invested in a hypothetical fund that seeks to return 200% of the daily performance of the Index. On day one, the value of the investment should increase $2.00 to $102.00. On day two, the value of the investment should decrease – $2.04 (–2.00% of $102.00) to $99.96. This strategy results in a –.04% cumulative two-day return. Note that while this strategy does provide 200% of the return of the index on each particular day, it can not be counted on to return 200% of the index’s cumulative two-day return.

•
Because of the effect of compounding, the hypothetical investment declines over the two-day period considerably more than twice the cumulative return of the index. This example illustrates that an investment strategy using leverage that is rebalanced daily can result in underperformance relative to other investment strategies. In general, in trendless or flat markets it is expected that the Fund will underperform the multiple of the return of the index for periods greater than one day. In other scenarios, use of leverage that is rebalanced daily can result in overperformance relative to other investment strategies.

•
Cost of Leverage: The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index was negatively impacted by costs associated with leveraging. Inverse ProFunds VP generally benefited from financing related factors associated with the use of leveraged investment techniques.

•
Equity Dividends and Bond Yields: The performance of ProFunds VP with an investment objective that is a positive multiple of a benchmark index or security was positively impacted by capturing a multiple of the dividend or income yield associated with the benchmark index or security. Inverse ProFunds VP were negatively impacted by virtue of effectively having to pay out a multiple of the dividend or income yield associated with the benchmark index or security.

•
Fees, expenses, and transaction costs: Fees and expenses are listed in the financial statements of each ProFund VP and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. Additionally, high levels of shareholder purchase and redemption activity and use of leverage lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each ProFund VP. Transaction costs are not reflected in the funds expense ratio. Transaction costs are generally higher for ProFunds VP with higher turnover and for ProFunds VP that are benchmarked to indexes or securities that are comparatively less liquid than other ProFund VPs’ benchmark indexes or securities.

[1]	Other than ProFund VP Money Market
[2]	A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraOTC has a benchmark of 200% the daily return of the NASDAQ-100 Index.(R)
[3]	Includes references to additional ProFunds VP of the ProFunds Trust not included in this report.
[4]	Past performance does not guarantee future results.
[5]	Unlike ProFunds VP, indexes do not actually hold a portfolio of securities and /or financial instruments. Indexes and individual securities do not incur fees, expenses and transaction costs. Fees, expenses, and transaction costs incurred by ProFunds VP negatively impact the performance of the ProFunds VP. Performance for each ProFund VP will differ from the underlying index or security performance.

ii

PROFUNDS VP

Management Discussion of Fund Performance (continued)

General Factors Affecting Benchmark and Fund Performance:

In 2006, the S&P 500 Index rose by 15.8%, with most other broad measures of the U.S. equity market posting similar returns in the mid to upper teens.1 Global equity markets, in the aggregate, were up even stronger than the U.S. market, with the DJ Wilshire Global ex-US Index rising 24.0% in U.S. dollar terms. The U.S. Dollar faltered against the Euro and the British Pound in 2006, driving the U.S. Dollar Index (a popular measure of the value of the U.S. dollar) down 8.2%.

Looking back at 2006, the U.S. economy performed admirably versus expectations, aiding the stock market and pushing interest rates up slightly. Strong points for the economy included a steady GDP growth rate that was deemed neither too strong nor too weak by most analysts, healthy growth in corporate profits, and declining unemployment. Previous concerns about U.S. budget deficits and high energy costs abated somewhat, yet are still on the minds of many investors. Housing and mortgage markets continued to be a big focus and a big question mark, as investors tried to evaluate how these markets would play out, and the potential impact of any significant moves on the overall economy and the financial markets.

In 2006, the economy continued to grow at a solid pace, as Real (inflation-adjusted) Gross Domestic Product posted a 3.4% growth rate, making 2006 the fourth consecutive year of growth in the 3–4% range. Corporate profits, as measured by Standard & Poor’s calculation of the S&P 500’s operating earnings, grew by a robust 15% over 2005 levels. The unemployment rate continued to trend down, declining from 4.9% to 4.5%, while Non-Farm payrolls expanded by 1.8 million, on top of a 2.0 million increase in 2005. Core inflation rates edged up in 2006, with the Consumer Price Index (CPI) excluding Food and Energy showing a 2.6% increase. Crude Oil prices, a primary measure of energy costs, ended the year essentially unchanged, with the near term futures contract trading near $61 per barrel.

Continuing concerns for the stock and bond markets include the residential housing and mortgage markets. Housing prices decelerated sharply in 2006, from double digit increases in 2005, to essentially flat prices in 2006. The National Association of Realtors measured the median price of existing homes at $221,600 at year end, exactly the same as a year prior. Many homeowners with adjustable rate mortgages (ARMs) face higher mortgage payments. According to the Mortgage Bankers’ Association, about one quarter of mortgages now have adjustable rates, and many of these have the potential to reset with substantially higher interest rates in the next few years. Declining home prices and/or rising mortgage costs have the ability to negatively impact the overall economy.

The Federal Reserve raised the Fed Funds Target Rate from 4.25% to 5.25% during the first half of the year, then held the rate steady through the end of the year. Long-term interest rates moved higher as well, in large part due to better-than-expected economic conditions. The benchmark U.S. 10-year Treasury Note yield increased from 4.39% to 4.70%. With short term rates higher than long term rates, the U.S. yield curve ended the year “inverted,” a condition that historically has been a precursor to a weakening economy.

Returns were strongly positive across the capitalization spectrum in 2006 with small cap stocks outpacing large caps and mid cap stocks lagging. Large cap stocks (as measured by the S&P 500 Index) returned 15.8%, while mid cap stocks (as measured by the S&P Midcap 400 Index) trailed the large caps with a return of 10.3%. Small cap stocks (as measured by the Russell 2000 Index) slightly outperformed the S&P 500, returning 18.4%.

Performance was also positive across all of the value and growth splits for the aforementioned indexes, although differences in performances between these indexes were more pronounced. As measured by the S&P/Citigroup Index methodology, value stocks consistently outperformed growth stocks across the capitalization spectrum. Large, mid, and small cap value stocks returned 20.9%, 15.0%, and 19.7% respectively versus their large, mid and small cap growth counterparts, which returned 11.0%, 5.9%, and 10.6% respectively. The relative underperformance of growth stocks was particularly apparent in the traditionally growth oriented NASDAQ-100(R) Index, which returned 7.3% during the year.

Certain sectors of the market saw performances that deviated significantly from the broader market performance. As measured by the Dow Jones Total Market Indexes, sectors that significantly outperformed the broad markets included Telecommunications and Real Estate, which returned 36.8% and 35.5% respectively. Substantially underperforming the broad market was Health Care, Internet, Biotechnology, and Semiconductors with returns of 6.9%, 2.9%, –2.5%, and –5.3% respectively. The remainder of the sectors tracked by the various ProFunds saw returns relatively consistent with the broader market. Those sectors outperforming the S&P 500 were Oil & Gas, Utilities, Financials, Banking, and Basic Materials, returning 22.8%, 21.3%, 19.4%, 17.7%, and 17.6% respectively, while Consumer Goods, Pharmaceuticals, Consumer Services, Industrials, Technology, and Precious Metals performances fell short of the S&P 500 with returns of 14.9%, 14.4%, 14.4%, 13.9%, 10.1%, and 9.9% respectively. Sector returns generally fell in line along the value and growth spectrums, with the sectors traditionally viewed as more value oriented outperforming and sectors traditionally viewed as more growth oriented underperforming the broader markets.

International equities continued their streak of beating their U.S. counterparts. Strong European markets and continued M&A activity aided performance of the MSCI EAFE Index as it returned 26.3%2 for the year, while the Japanese markets weighed heavily on the EAFE as evidenced by a 6.9%2 return from the Nikkei 225 Stock Average. The rest of the Asian markets were strong as a whole as the MSCI Asia Pacific Free Excluding Japan Index posted a return of 33.6%2 in 2006.

Daily equity volatility, which had been near historic lows throughout much of 2004 and 2005, remained well below long-term averages despite a brief jump in May, June, and July. The New York Stock Exchange averaged trading volume of 1.65 billion shares per day during the year, up 5.7% over 2005, while the NASDAQ averaged 1.31 billion shares per day, an increase of 32.5% over the previous year. Increased trading volumes and increased liquidity generally improved the ability of ProFund Advisors to successfully implement each of the funds’ investment strategy.

Although one or more of these conditions impacted the security or securities comprising each ProFund’s benchmark and, in turn, impacted the performance of each ProFund, ProFund Advisors does not invest the assets of the ProFunds based on its view of the investment merit of a particular security, instrument or company. In addition, ProFund Advisors does not conduct conventional stock research or analysis, forecast stock market movements, trends or market conditions, or normally take temporary defensive positions.

[1]	The index returns presented account for the theoretical reinvestment of dividends in the index.
[2]	U.S. Dollar terms

iii

ProFund VP Bull

The ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® Index. For the year ended December 31, 2006, the Fund had a total return of 13.66%, compared to a total return of 15.80%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were ExxonMobil (+39.07%), Bank of America (+20.69%), and Altria Group (+19.87%), while the bottom three performers in this group were American International Group (+6.05%), General Electric (+9.35%), and Johnson & Johnson (+12.44%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from May 1, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (5/1/01)

ProFund VP Bull	13.66%	3.94%	1.52%

S&P 500 Index	15.80%	6.19%	3.80%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

1

PROFUNDS VP ProFund VP Bull

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Bull seeks daily investment results, before fees and expenses that correspond to the daily performance of the S&P 500 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	84.2%
Futures Contracts	17.1%

Total Exposure	101.3%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
S&P 500 Index - Composition
% of Index

Financial	22.1%
Consumer Non-Cyclical	20.0%
Communications	11.6%
Industrial	11.1%
Technology	10.6%
Energy	9.9%
Consumer Cyclical	8.3%
Utilities	3.5%
Basic Materials	2.9%

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Common Stocks (84.2%)
	Shares	Value

3M Co. (Miscellaneous Manufacturing)	15,428	$1,202,304
Abbott Laboratories (Pharmaceuticals)	31,784	1,548,199
ACE, Ltd.ADR (Insurance)	6,728	407,515
ADC Telecommunications, Inc.* (Telecommunications)	2,320	33,710
Adobe Systems, Inc.* (Software)	11,948	491,302
Advanced Micro Devices, Inc.* (Semiconductors)	10,092	205,372
Aetna, Inc. (Healthcare-Services)	10,904	470,835
Affiliated Computer Services, Inc.—Class A* (Computers)	2,436	118,974
AFLAC, Inc. (Insurance)	10,208	469,568
Agilent Technologies, Inc.* (Electronics)	8,468	295,110
Air Products & Chemicals, Inc. (Chemicals)	4,524	317,947
Alcoa, Inc. (Mining)	17,864	536,098
Allegheny Energy, Inc.* (Electric)	3,364	154,441
Allegheny Technologies, Inc. (Iron/Steel)	2,088	189,340
Allergan, Inc. (Pharmaceuticals)	3,132	375,026
Allied Waste Industries, Inc.* (Environmental Control)	5,220	64,154
Allstate Corp. (Insurance)	12,876	838,356
Alltel Corp. (Telecommunications)	7,772	470,051
Altera Corp.* (Semiconductors)	7,308	143,821
Altria Group, Inc. (Agriculture)	43,384	3,723,215
Amazon.com, Inc.* (Internet)	6,380	251,755
Ambac Financial Group, Inc. (Insurance)	2,204	196,310
Ameren Corp. (Electric)	4,292	230,609
American Electric Power, Inc. (Electric)	8,236	350,689
American Express Co. (Diversified Financial Services)	24,244	1,470,883
American International Group, Inc. (Insurance)	53,360	3,823,777
American Power Conversion Corp. (Electrical Components & Equipment)	3,480	106,453
American Standard Cos. (Building Materials)	3,596	164,877
Ameriprise Financial, Inc. (Diversified Financial Services)	4,988	271,846
AmerisourceBergen Corp. (Pharmaceuticals)	4,060	182,538
Amgen, Inc.* (Biotechnology)	24,128	1,648,183
Anadarko Petroleum Corp. (Oil & Gas)	9,512	413,962
Analog Devices, Inc. (Semiconductors)	7,076	232,588
Anheuser-Busch Cos., Inc. (Beverages)	15,892	781,886
AON Corp. (Insurance)	6,496	229,569
Apache Corp. (Oil & Gas)	6,728	447,479
Apartment Investment and Management Co.—Class A (REIT)	1,972	110,471
Apollo Group, Inc.—Class A* (Commercial Services)	2,784	108,492
Apple Computer, Inc.* (Computers)	17,748	1,505,740
Applera Corp.—Applied Biosystems Group (Electronics)	3,712	136,193
Applied Materials, Inc. (Semiconductors)	28,420	524,349
Archer-Daniels-Midland Co. (Agriculture)	13,688	437,468
Archstone-Smith Trust (REIT)	4,524	263,342
Ashland, Inc. (Chemicals)	1,160	80,249
AT&T, Inc. (Telecommunications)	79,576	2,844,842
Autodesk, Inc.* (Software)	4,756	192,428
Automatic Data Processing, Inc. (Software)	11,368	559,874
AutoNation, Inc.* (Retail)	3,132	66,774
AutoZone, Inc.* (Retail)	1,044	120,645
Avaya, Inc.* (Telecommunications)	9,280	129,734
Avery Dennison Corp. (Household Products/Wares)	1,972	133,958
Avon Products, Inc. (Cosmetics/Personal Care)	9,280	306,611
Baker Hughes, Inc. (Oil & Gas Services)	6,380	476,331
Ball Corp. (Packaging & Containers)	2,204	96,094
Bank of America Corp. (Banks)	93,148	4,973,172
Bank of New York Co., Inc. (Banks)	15,776	621,101
Bard (C.R.), Inc. (Healthcare-Products)	2,088	173,241
Barr Pharmaceuticals, Inc.* (Pharmaceuticals)	2,204	110,464
Bausch & Lomb, Inc. (Healthcare-Products)	1,160	60,390
Baxter International, Inc. (Healthcare-Products)	13,224	613,461
BB&T Corp. (Banks)	11,136	489,204
Bear Stearns Cos., Inc. (Diversified Financial Services)	2,320	377,650
Becton, Dickinson & Co. (Healthcare-Products)	5,104	358,046
Bed Bath & Beyond, Inc.* (Retail)	5,800	220,980
BellSouth Corp. (Telecommunications)	37,816	1,781,512
Bemis Co., Inc. (Packaging & Containers)	2,204	74,892
Best Buy Co., Inc. (Retail)	8,236	405,129
Big Lots, Inc.* (Retail)	2,204	50,516
Biogen Idec, Inc.* (Biotechnology)	6,844	336,656
Biomet, Inc. (Healthcare-Products)	5,104	210,642
BJ Services Co. (Oil & Gas Services)	6,032	176,858
Black & Decker Corp. (Hand/Machine Tools)	1,392	111,319

See accompanying notes to the financial statements.

2

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

BMC Software, Inc.* (Software)	4,292	$138,202
Boeing Co. (Aerospace/Defense)	16,356	1,453,066
Boston Properties, Inc. (REIT)	2,436	272,540
Boston Scientific Corp.* (Healthcare-Products)	24,244	416,512
Bristol-Myers Squibb Co. (Pharmaceuticals)	40,716	1,071,645
Broadcom Corp.—Class A* (Semiconductors)	9,744	314,829
Brown-Forman Corp. (Beverages)	1,624	107,574
Brunswick Corp. (Leisure Time)	1,856	59,206
Burlington Northern Santa Fe Corp. (Transportation)	7,308	539,403
CA, Inc. (Software)	8,352	189,173
Campbell Soup Co. (Food)	4,524	175,938
Capital One Financial Corp. (Diversified Financial Services)	8,468	650,512
Cardinal Health, Inc. (Pharmaceuticals)	8,468	545,593
Caremark Rx, Inc. (Pharmaceuticals)	8,700	496,857
Carnival Corp.ADR (Leisure Time)	9,280	455,184
Caterpillar, Inc. (Machinery-Construction & Mining)	13,340	818,142
CB Richard Ellis Group, Inc.—Class A* (Real Estate)	3,712	123,238
CBS Corp.—Class B (Media)	16,124	502,746
Celgene Corp.* (Biotechnology)	7,656	440,450
CenterPoint Energy, Inc. (Electric)	6,380	105,780
Centex Corp. (Home Builders)	2,436	137,074
CenturyTel, Inc. (Telecommunications)	2,436	106,356
Chesapeake Energy Corp. (Oil & Gas)	8,584	249,365
ChevronTexaco Corp. (Oil & Gas)	44,312	3,258,261
Chicago Mercantile Exchange (Diversified Financial Services)	696	354,786
Chubb Corp. (Insurance)	8,584	454,179
Ciena Corp.* (Telecommunications)	1,624	45,001
CIGNA Corp. (Insurance)	2,088	274,718
Cincinnati Financial Corp. (Insurance)	3,596	162,935
Cintas Corp. (Textiles)	2,784	110,553
Circuit City Stores, Inc. (Retail)	2,900	55,042
Cisco Systems, Inc.* (Telecommunications)	125,860	3,439,753
CIT Group, Inc. (Diversified Financial Services)	4,176	232,896
Citigroup, Inc. (Diversified Financial Services)	100,572	5,601,860
Citizens Communications Co. (Telecommunications)	6,612	95,014
Citrix Systems, Inc.* (Software)	3,712	100,410
Clear Channel Communications, Inc. (Media)	10,208	362,792
Clorox Co. (Household Products/Wares)	3,132	200,918
CMS Energy Corp.* (Electric)	4,524	75,551
Coach, Inc.* (Apparel)	7,540	323,918
Coca-Cola Co. (Beverages)	42,224	2,037,308
Coca-Cola Enterprises, Inc. (Beverages)	5,800	118,436
Cognizant Technology Solutions Corp.* (Computers)	2,900	223,764
Colgate-Palmolive Co. (Cosmetics/Personal Care)	10,672	696,241
Comcast Corp.—Special Class A* (Media)	43,152	1,826,625
Comerica, Inc. (Banks)	3,248	190,593
Commerce Bancorp, Inc. (Banks)	3,828	135,014
Compass Bancshares, Inc. (Banks)	2,668	159,146
Computer Sciences Corp.* (Computers)	3,480	185,728
Compuware Corp.* (Software)	7,192	59,909
Comverse Technology, Inc.* (Telecommunications)	4,176	88,155
ConAgra Foods, Inc. (Food)	10,672	288,144
ConocoPhillips (Oil & Gas)	33,176	2,387,013
CONSOL Energy, Inc. (Coal)	3,828	122,994
Consolidated Edison, Inc. (Electric)	5,220	250,925
Constellation Brands, Inc.* (Beverages)	4,408	127,920
Constellation Energy Group, Inc. (Electric)	3,712	255,645
Convergys Corp.* (Commercial Services)	2,784	66,204
Cooper Industries, Ltd.—Class AADR (Miscellaneous Manufacturing)	1,856	167,838
Corning, Inc.* (Telecommunications)	32,132	601,190
Costco Wholesale Corp. (Retail)	9,396	496,767
Countrywide Credit Industries, Inc. (Diversified Financial Services)	12,760	541,662
Coventry Health Care, Inc.* (Healthcare-Services)	3,364	168,368
CSX Corp. (Transportation)	8,700	299,541
Cummins, Inc. (Machinery-Diversified)	1,044	123,380
CVS Corp. (Retail)	16,820	519,906
D.R. Horton, Inc. (Home Builders)	5,800	153,641
Danaher Corp. (Miscellaneous Manufacturing)	4,872	352,928
Darden Restaurants, Inc. (Retail)	3,016	121,153
Dean Foods Co.* (Food)	2,784	117,708
Deere & Co. (Machinery-Diversified)	4,756	452,153
Dell, Inc.* (Computers)	45,820	1,149,624
Devon Energy Corp. (Oil & Gas)	9,048	606,940
Dillards, Inc.—Class A (Retail)	1,276	44,622
DIRECTV Group, Inc.* (Media)	16,124	402,133
Dollar General Corp. (Retail)	6,380	102,463
Dominion Resources, Inc. (Electric)	7,308	612,703
Dover Corp. (Miscellaneous Manufacturing)	4,176	204,708
Dow Jones & Co., Inc. (Media)	1,392	52,896
DTE Energy Co. (Electric)	3,712	179,698
Du Pont (Chemicals)	18,560	904,058
Duke Energy Corp. (Electric)	26,216	870,634
Dynegy, Inc.—Class A* (Pipelines)	7,761	56,189
E*TRADE Financial Corp.* (Diversified Financial Services)	8,700	195,054
Eastman Chemical Co. (Chemicals)	1,740	103,199
Eastman Kodak Co. (Miscellaneous Manufacturing)	5,916	152,633
Eaton Corp. (Miscellaneous Manufacturing)	3,016	226,622
eBay, Inc.* (Internet)	24,012	722,041
Ecolab, Inc. (Chemicals)	3,712	167,782
Edison International (Electric)	6,960	316,541
El Paso Corp. (Pipelines)	14,732	225,105
Electronic Arts, Inc.* (Software)	6,264	315,455
Electronic Data Systems Corp. (Computers)	10,556	290,818
Eli Lilly & Co. (Pharmaceuticals)	20,300	1,057,630
Embarq Corp. (Telecommunications)	3,016	158,521
EMC Corp.* (Computers)	45,008	594,106
Emerson Electric Co. (Electrical Components & Equipment)	16,704	736,145
Entergy Corp. (Electric)	4,292	396,237
EOG Resources, Inc. (Oil & Gas)	4,988	311,501
Equifax, Inc. (Commercial Services)	2,552	103,611
Equity Office Properties Trust (REIT)	7,308	352,026
Equity Residential Properties Trust (REIT)	6,032	306,124
Exelon Corp. (Electric)	13,920	861,509
Express Scripts, Inc.* (Pharmaceuticals)	2,784	199,334
Exxon Mobil Corp. (Oil & Gas)	119,016	9,120,196
Family Dollar Stores, Inc. (Retail)	3,132	91,862
Fannie Mae (Diversified Financial Services)	20,184	1,198,728
Federated Department Stores, Inc. (Retail)	10,672	406,923
Federated Investors, Inc.—Class B (Diversified Financial Services)	1,856	62,696
FedEx Corp. (Transportation)	6,264	680,396
Fidelity National Information Services, Inc. (Software)	3,364	134,863
Fifth Third Bancorp (Banks)	11,484	470,040
First Data Corp. (Software)	16,124	411,484
First Horizon National Corp. (Banks)	2,552	106,623
FirstEnergy Corp. (Electric)	6,612	398,109
Fiserv, Inc.* (Software)	3,596	188,502
Fluor Corp. (Engineering & Construction)	1,856	151,542
Ford Motor Co. (Auto Manufacturers)	37,932	284,869
Forest Laboratories, Inc.* (Pharmaceuticals)	6,612	334,567

See accompanying notes to the financial statements.

3

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Fortune Brands, Inc. (Household Products/Wares)	3,132	$267,441
FPL Group, Inc. (Electric)	8,352	454,516
Franklin Resources, Inc. (Diversified Financial Services)	3,364	370,612
Freddie Mac (Diversified Financial Services)	14,384	976,674
Freeport-McMoRan Copper & Gold, Inc.—Class B (Mining)	4,060	226,264
Gannett Co., Inc. (Media)	4,872	294,561
General Dynamics Corp. (Aerospace/Defense)	8,352	620,971
General Electric Co. (Miscellaneous Manufacturing)	209,960	7,812,611
General Mills, Inc. (Food)	7,192	414,259
General Motors Corp. (Auto Manufacturers)	11,600	356,352
Genuine Parts Co. (Distribution/Wholesale)	3,480	165,056
Genworth Financial, Inc.—Class A (Diversified Financial Services)	9,164	313,500
Genzyme Corp.* (Biotechnology)	5,336	328,591
Gilead Sciences, Inc.* (Pharmaceuticals)	9,628	625,146
Goodrich Corp. (Aerospace/Defense)	2,552	116,244
Google, Inc.—Class A* (Internet)	4,408	2,029,795
H & R Block, Inc. (Commercial Services)	6,728	155,013
Halliburton Co. (Oil & Gas Services)	20,532	637,519
Harley-Davidson, Inc. (Leisure Time)	5,336	376,028
Harman International Industries, Inc. (Home Furnishings)	1,392	139,075
Harrah’s Entertainment, Inc. (Lodging)	4,422	365,787
Hartford Financial Services Group, Inc. (Insurance)	6,496	606,142
Hasbro, Inc. (Toys/Games/Hobbies)	3,248	88,508
Health Management Associates, Inc.—Class A (Healthcare-Services)	4,988	105,297
Heinz (H.J.) Co. (Food)	6,844	308,048
Hercules, Inc.* (Chemicals)	2,320	44,799
Hess Corp. (Oil & Gas)	5,452	270,256
Hewlett-Packard Co. (Computers)	56,492	2,326,905
Hilton Hotels Corp. (Lodging)	7,772	271,243
Home Depot, Inc. (Retail)	41,528	1,667,763
Honeywell International, Inc. (Miscellaneous Manufacturing)	16,588	750,441
Hospira, Inc.* (Pharmaceuticals)	3,248	109,068
Humana, Inc.* (Healthcare-Services)	3,364	186,063
Huntington Bancshares, Inc. (Banks)	4,872	115,710
IAC/InterActiveCorp* (Internet)	4,524	168,112
Illinois Tool Works, Inc. (Miscellaneous Manufacturing)	8,468	391,137
IMS Health, Inc. (Software)	4,176	114,756
Ingersoll-Rand Co.—Class AADR (Miscellaneous Manufacturing)	6,264	245,110
Intel Corp. (Semiconductors)	119,364	2,417,122
International Business Machines Corp. (Computers)	31,088	3,020,200
International Flavors & Fragrances, Inc. (Chemicals)	1,624	79,836
International Game Technology (Entertainment)	6,960	321,552
International Paper Co. (Forest Products & Paper)	9,396	320,404
Interpublic Group of Cos., Inc.* (Advertising)	9,164	112,167
Intuit, Inc.* (Software)	7,192	219,428
ITT Industries, Inc. (Miscellaneous Manufacturing)	3,828	217,507
J.C. Penney Co., Inc. (Holding Company) (Retail)	4,524	349,977
J.P. Morgan Chase & Co. (Diversified Financial Services)	71,572	3,456,928
Jabil Circuit, Inc. (Electronics)	3,828	93,977
Janus Capital Group, Inc. (Diversified Financial Services)	4,176	90,160
JDS Uniphase Corp.* (Telecommunications)	4,060	67,640
Johnson & Johnson (Healthcare-Products)	59,508	3,928,719
Johnson Controls, Inc. (Auto Parts & Equipment)	4,060	348,835
Jones Apparel Group, Inc. (Apparel)	2,204	73,680
Juniper Networks, Inc.* (Telecommunications)	11,368	215,310
KB Home (Home Builders)	1,624	83,279
Kellogg Co. (Food)	5,220	261,313
KeyCorp (Banks)	8,236	313,215
KeySpan Corp. (Gas)	3,596	148,083
Kimberly-Clark Corp. (Household Products/Wares)	9,512	646,341
Kimco Realty Corp. (REIT)	4,640	208,568
Kinder Morgan, Inc. (Pipelines)	2,204	233,073
King Pharmaceuticals, Inc.* (Pharmaceuticals)	5,104	81,256
KLA-Tencor Corp. (Semiconductors)	4,060	201,985
Kohls Corp.* (Retail)	6,612	452,459
Kroger Co. (Food)	14,732	339,867
L-3 Communications Holdings, Inc. (Aerospace/Defense)	2,552	208,703
Laboratory Corp. of America Holdings* (Healthcare-Services)	2,552	187,495
Legg Mason, Inc. (Diversified Financial Services)	2,784	264,619
Leggett & Platt, Inc. (Miscellaneous Manufacturing)	3,712	88,717
Lehman Brothers Holdings, Inc. (Diversified Financial Services)	11,020	860,882
Lennar Corp.—Class A (Home Builders)	2,784	146,049
Lexmark International, Inc.—Class A* (Computers)	1,972	144,350
Limited, Inc. (Retail)	7,076	204,779
Lincoln National Corp. (Insurance)	5,916	392,822
Linear Technology Corp. (Semiconductors)	6,032	182,890
Liz Claiborne, Inc. (Apparel)	2,088	90,744
Lockheed Martin Corp. (Aerospace/Defense)	7,424	683,528
Loews Corp. (Insurance)	9,512	394,463
Lowe’s Cos., Inc. (Retail)	30,740	957,551
LSI Logic Corp.* (Semiconductors)	8,120	73,080
M&T Bank Corp. (Banks)	1,624	198,388
Manor Care, Inc. (Healthcare-Services)	1,508	70,755
Marathon Oil Corp. (Oil & Gas)	7,076	654,530
Marriott International, Inc.—Class A (Lodging)	6,960	332,131
Marsh & McLennan Cos., Inc. (Insurance)	11,252	344,986
Marshall & Ilsley Corp. (Banks)	5,220	251,134
Masco Corp. (Building Materials)	8,120	242,544
Mattel, Inc. (Toys/Games/Hobbies)	7,888	178,742
Maxim Integrated Products, Inc. (Semiconductors)	6,612	202,459
MBIA, Inc. (Insurance)	2,784	203,399
McCormick & Co., Inc. (Food)	2,784	107,351
McDonald’s Corp. (Retail)	25,636	1,136,444
McGraw-Hill Cos., Inc. (Media)	7,308	497,090
McKesson Corp. (Commercial Services)	6,148	311,704
MeadWestvaco Corp. (Forest Products & Paper)	3,712	111,583
Medco Health Solutions, Inc.* (Pharmaceuticals)	6,032	322,350
MedImmune, Inc.* (Biotechnology)	4,988	161,462
Medtronic, Inc. (Healthcare-Products)	24,012	1,284,882
Mellon Financial Corp. (Banks)	8,584	361,816
Merck & Co., Inc. (Pharmaceuticals)	44,776	1,952,234
Meredith Corp. (Media)	812	45,756
Merrill Lynch & Co., Inc. (Diversified Financial Services)	16,800	1,564,080
MetLife, Inc. (Insurance)	15,660	924,097
MGIC Investment Corp. (Insurance)	1,740	108,820
Micron Technology, Inc.* (Semiconductors)	15,544	216,994
Microsoft Corp. (Software)	176,552	5,271,843
Millipore Corp.* (Biotechnology)	1,160	77,256
Molex, Inc. (Electrical Components & Equipment)	2,900	91,727
Molson Coors Brewing Co.—Class B (Beverages)	928	70,936
Monsanto Co. (Agriculture)	11,252	591,068
Monster Worldwide, Inc.* (Internet)	2,552	119,025
Moody’s Corp. (Commercial Services)	4,872	336,460
Morgan Stanley Dean Witter & Co. (Diversified Financial Services)	21,808	1,775,825
Motorola, Inc. (Telecommunications)	50,112	1,030,303
See accompanying notes to the financial statements.

4

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Murphy Oil Corp. (Oil & Gas)	3,828	$194,654
Mylan Laboratories, Inc. (Pharmaceuticals)	4,408	87,984
Nabors Industries, Ltd.*ADR (Oil & Gas)	6,148	183,087
National City Corp. (Banks)	13,108	479,228
National Semiconductor Corp. (Semiconductors)	5,916	134,293
National-Oilwell Varco, Inc.* (Oil & Gas Services)	3,596	220,003
NCR Corp.* (Computers)	3,712	158,725
Network Appliance, Inc.* (Computers)	7,540	296,171
Newell Rubbermaid, Inc. (Housewares)	5,684	164,552
Newmont Mining Corp. (Mining)	9,280	418,992
News Corp.—Class A (Media)	48,952	1,051,489
NICOR, Inc. (Gas)	928	43,430
NIKE, Inc.—Class B (Apparel)	3,828	379,088
NiSource, Inc. (Electric)	5,684	136,984
Noble Corp.ADR (Oil & Gas)	2,784	212,002
Nordstrom, Inc. (Retail)	4,640	228,938
Norfolk Southern Corp. (Transportation)	8,004	402,521
Northern Trust Corp. (Banks)	3,828	232,321
Northrop Grumman Corp. (Aerospace/Defense)	7,192	486,898
Novell, Inc.* (Software)	6,844	42,433
Novellus Systems, Inc.* (Semiconductors)	2,436	83,847
Nucor Corp. (Iron/Steel)	6,380	348,731
NVIDIA Corp.* (Semiconductors)	7,308	270,469
Occidental Petroleum Corp. (Oil & Gas)	17,284	843,978
Office Depot, Inc.* (Retail)	5,800	221,386
OfficeMax, Inc. (Retail)	1,508	74,872
Omnicom Group, Inc. (Advertising)	3,596	375,926
Oracle Corp.* (Software)	83,056	1,423,580
PACCAR, Inc. (Auto Manufacturers)	5,220	338,778
Pactiv Corp.* (Packaging & Containers)	2,784	99,361
Pall Corp. (Miscellaneous Manufacturing)	2,552	88,172
Parker Hannifin Corp. (Miscellaneous Manufacturing)	2,436	187,280
Patterson Cos., Inc.* (Healthcare-Products)	2,900	102,979
Paychex, Inc. (Commercial Services)	6,844	270,612
Peabody Energy Corp. (Coal)	5,684	229,690
Peoples Energy Corp. (Gas)	812	36,191
PepsiCo, Inc. (Beverages)	34,220	2,140,462
PerkinElmer, Inc. (Electronics)	2,552	56,731
Pfizer, Inc. (Pharmaceuticals)	148,712	3,851,640
PG&E Corp. (Electric)	7,192	340,397
Phelps Dodge Corp. (Mining)	4,176	499,951
Pinnacle West Capital Corp. (Electric)	2,088	105,736
Pitney Bowes, Inc. (Office/Business Equipment)	4,640	214,322
Plum Creek Timber Co., Inc. (Forest Products & Paper)	3,596	143,301
PMC-Sierra, Inc.* (Semiconductors)	4,292	28,799
PNC Financial Services Group (Banks)	6,032	446,609
PPG Industries, Inc. (Chemicals)	3,364	216,002
PPL Corp. (Electric)	7,888	282,706
Praxair, Inc. (Chemicals)	6,612	392,290
Principal Financial Group, Inc. (Insurance)	5,568	326,842
Procter & Gamble Co. (Cosmetics/Personal Care)	65,888	4,234,622
Progress Energy, Inc. (Electric)	5,220	256,198
Progressive Corp. (Insurance)	15,660	379,285
Prologis (REIT)	5,104	310,170
Prudential Financial, Inc. (Insurance)	9,860	846,580
Public Service Enterprise Group, Inc. (Electric)	5,220	346,504
Public Storage, Inc. (REIT)	2,552	248,820
Pulte Homes, Inc. (Home Builders)	4,408	145,993
QLogic Corp.* (Semiconductors)	3,132	68,653
Qualcomm, Inc. (Telecommunications)	33,524	1,266,872
Quest Diagnostics, Inc. (Healthcare-Services)	3,364	178,292
Questar Corp. (Pipelines)	1,740	144,507
Qwest Communications International, Inc.* (Telecommunications)	33,524	280,596
R.R. Donnelley & Sons Co. (Commercial Services)	4,524	160,783
RadioShack Corp. (Retail)	2,784	46,716
Raytheon Co. (Aerospace/Defense)	9,164	483,859
Realogy Corp.* (Real Estate)	4,408	133,651
Regions Financial Corp. (Banks)	14,964	559,654
Reynolds American, Inc. (Agriculture)	3,596	235,430
Robert Half International, Inc. (Commercial Services)	3,480	129,178
Rockwell Collins, Inc. (Aerospace/Defense)	3,480	220,249
Rockwell International Corp. (Machinery-Diversified)	3,480	212,558
Rohm & Haas Co. (Chemicals)	2,900	148,248
Rowan Cos., Inc. (Oil & Gas)	2,204	73,173
Ryder System, Inc. (Transportation)	1,276	65,153
Sabre Holdings Corp. (Leisure Time)	2,784	88,782
SAFECO Corp. (Insurance)	2,204	137,860
Safeway, Inc. (Food)	9,164	316,708
SanDisk Corp.* (Computers)	4,640	199,659
Sanmina-SCI Corp.* (Electronics)	10,904	37,619
Sara Lee Corp. (Food)	15,544	264,714
Schering-Plough Corp. (Pharmaceuticals)	30,392	718,467
Schlumberger, Ltd.ADR (Oil & Gas Services)	24,012	1,516,598
Schwab (Diversified Financial Services)	21,112	408,306
Sealed Air Corp. (Packaging & Containers)	1,624	105,430
Sears Holdings Corp.* (Retail)	1,740	292,198
Sempra Energy (Gas)	5,452	305,149
Sherwin-Williams Co. (Chemicals)	2,320	147,506
Sigma-Aldrich Corp. (Chemicals)	1,392	108,186
Simon Property Group, Inc. (REIT)	4,640	469,986
SLM Corp. (Diversified Financial Services)	8,352	407,327
Smith International, Inc. (Oil & Gas Services)	4,060	166,744
Snap-on, Inc. (Hand/Machine Tools)	1,160	55,262
Solectron Corp.* (Electronics)	18,560	59,763
Southern Co. (Electric)	15,312	564,400
Southwest Airlines Co. (Airlines)	16,588	254,128
Sovereign Bancorp, Inc. (Savings & Loans)	7,424	188,495
Sprint Corp. (Telecommunications)	61,248	1,156,975
St. Jude Medical, Inc.* (Healthcare-Products)	7,308	267,180
St. Paul Cos., Inc. (Insurance)	14,152	759,821
Staples, Inc. (Retail)	14,500	387,150
Starbucks Corp.* (Retail)	15,428	546,460
Starwood Hotels & Resorts Worldwide, Inc. (Lodging)	4,408	275,500
State Street Corp. (Banks)	6,844	461,559
Stryker Corp. (Healthcare-Products)	6,264	345,209
Sun Microsystems, Inc.* (Computers)	72,616	393,579
Sunoco, Inc. (Oil & Gas)	2,552	159,143
SunTrust Banks, Inc. (Banks)	7,308	617,161
SuperValu, Inc. (Food)	4,176	149,292
Symantec Corp.* (Internet)	19,256	401,488
Symbol Technologies, Inc. (Electronics)	5,336	79,720
Synovus Financial Corp. (Banks)	6,728	207,424
Sysco Corp. (Food)	12,760	469,059
T. Rowe Price Group, Inc. (Diversified Financial Services)	5,452	238,634
Target Corp. (Retail)	17,516	999,288
TECO Energy, Inc. (Electric)	4,408	75,950
Tektronix, Inc. (Electronics)	1,740	50,756
Tellabs, Inc.* (Telecommunications)	8,932	91,642
Temple-Inland, Inc. (Forest Products & Paper)	2,204	101,450
Tenet Healthcare Corp.* (Healthcare-Services)	9,976	69,533
Teradyne, Inc.* (Semiconductors)	3,828	57,267
Terex Corp.* (Machinery-Construction & Mining)	2,088	134,843
Texas Instruments, Inc. (Semiconductors)	30,276	871,950
Textron, Inc. (Miscellaneous Manufacturing)	2,668	250,178
The AES Corp.* (Electric)	13,804	304,240
The Dow Chemical Co. (Chemicals)	19,720	787,617

See accompanying notes to the financial statements.

5

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

The E.W. Scripps Co.—Class A (Media)	1,740	$86,896
The Estee Lauder Cos., Inc.—Class A (Cosmetics/Personal Care)	2,668	108,908
The Gap, Inc. (Retail)	10,556	205,842
The Goldman Sachs Group, Inc. (Diversified Financial Services)	8,150	1,624,703
The Goodyear Tire & Rubber Co.* (Auto Parts & Equipment)	3,596	75,480
The Hershey Co. (Food)	3,596	179,081
The New York Times Co.—Class A (Media)	3,016	73,470
The Pepsi Bottling Group, Inc. (Beverages)	2,784	86,053
The Stanley Works (Hand/Machine Tools)	1,624	81,671
Thermo Electron Corp.* (Electronics)	8,236	373,009
Tiffany & Co. (Retail)	2,784	109,244
Time Warner, Inc. (Media)	81,896	1,783,695
TJX Cos., Inc. (Retail)	9,048	257,687
Torchmark Corp. (Insurance)	2,088	133,131
Transocean Sedco Forex, Inc.*ADR (Oil & Gas)	5,916	478,545
Tribune Co. (Media)	4,060	124,967
TXU Corp. (Electric)	9,512	515,646
Tyco International, Ltd.ADR (Miscellaneous Manufacturing)	40,948	1,244,819
Tyson Foods, Inc.—Class A (Food)	5,104	83,961
U.S. Bancorp (Banks)	36,192	1,309,788
Union Pacific Corp. (Transportation)	5,452	501,693
Unisys Corp.* (Computers)	7,192	56,385
United Parcel Service, Inc.—Class B (Transportation)	22,156	1,661,257
United States Steel Corp. (Iron/Steel)	2,552	186,653
United Technologies Corp. (Aerospace/Defense)	21,576	1,348,932
UnitedHealth Group, Inc. (Healthcare-Services)	27,956	1,502,076
Univision Communications, Inc.—Class A* (Media)	5,220	184,892
UnumProvident Corp. (Insurance)	7,192	149,450
UST, Inc. (Agriculture)	3,364	195,785
V.F. Corp. (Apparel)	1,856	152,340
Valero Energy Corp. (Oil & Gas)	12,412	634,998
VeriSign, Inc.* (Internet)	5,104	122,751
Verizon Communications, Inc. (Telecommunications)	60,320	2,246,317
Viacom, Inc.—Class B* (Media)	14,500	594,935
Vornado Realty Trust (REIT)	2,668	324,162
Vulcan Materials Co. (Building Materials)	1,972	177,224
W.W. Grainger, Inc. (Distribution/Wholesale)	1,508	105,470
Wachovia Corp. (Banks)	39,324	2,239,502
Wal-Mart Stores, Inc. (Retail)	50,344	2,324,885
Walgreen Co. (Retail)	20,648	947,537
Walt Disney Co. (Media)	42,572	1,458,942
Washington Mutual, Inc. (Savings & Loans)	19,604	891,786
Waste Management, Inc. (Environmental Control)	11,136	409,471
Waters Corp.* (Electronics)	2,088	102,249
Watson Pharmaceuticals, Inc.* (Pharmaceuticals)	2,088	54,351
Weatherford International, Ltd.*ADR (Oil & Gas Services)	7,076	295,706
WellPoint, Inc.* (Healthcare-Services)	12,876	1,013,212
Wells Fargo & Co. (Banks)	69,716	2,479,101
Wendy’s International, Inc. (Retail)	1,972	65,253
Western Union Co. (Commercial Services)	16,008	358,899
Weyerhaeuser Co. (Forest Products & Paper)	4,640	327,815
Whirlpool Corp. (Home Furnishings)	1,624	134,824
Whole Foods Market, Inc. (Food)	2,900	136,097
Williams Cos., Inc. (Pipelines)	12,412	324,202
Windstream Corp. (Telecommunications)	9,860	140,209
Wrigley (Wm.) Jr. Co. (Food)	4,524	233,981
Wyeth (Pharmaceuticals)	27,608	1,405,799
Wyndham Worldwide Corp. (Lodging)	4,176	133,716
Xcel Energy, Inc. (Electric)	8,352	192,597
Xerox Corp.* (Office/Business Equipment)	19,836	336,220
Xilinx, Inc. (Semiconductors)	6,844	162,956
XL Capital, Ltd.—Class A (Insurance)	3,712	267,338
XTO Energy, Inc. (Oil & Gas)	7,424	349,299
Yahoo!, Inc.* (Internet)	25,172	642,893
YUM! Brands, Inc. (Retail)	5,452	320,578
Zimmer Holdings, Inc.* (Healthcare-Products)	4,988	390,959
Zions Bancorp (Banks)	2,204	181,698

TOTAL COMMON STOCKS
(Cost $191,480,129)		261,819,226

Repurchase Agreements (15.5%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $48,069,744 (Collateralized by $48,329,000 Federal National Mortgage Association, 4.875%, 8/27/07, market value $49,004,096)	$48,043,000	48,043,000

TOTAL REPURCHASE AGREEMENTS
(Cost $48,043,000)		48,043,000

TOTAL INVESTMENT SECURITIES
(Cost $239,523,129)—99.7%		309,862,226
Net other assets (liabilities)—0.3%		1,031,639

NET ASSETS—100.0%		$310,893,865

*	Non-income producing security
REIT	Real Estate Investment Trust
ADR	American Depositary Receipt

Futures Contracts Purchased
	Contracts	Unrealized Appreciation (Depreciation)

S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $14,626,750)	41	$ (6,860)
E-Mini S&P 500 Futures Contract expiring March 2007 (Underlying face amount at value $38,522,250)	540	(271,197)

ProFund VP Bull invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.2%
Aerospace/Defense	1.8%
Agriculture	1.7%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.3%
Auto Parts & Equipment	0.1%
Banks	5.7%
Beverages	1.8%
Biotechnology	1.0%
Building Materials	0.2%
Chemicals	1.1%
Coal	0.1%
Commercial Services	0.6%
Computers	3.4%
Cosmetics/Personal Care	1.7%

See accompanying notes to the financial statements.

6

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2006

Distribution/Wholesale	0.1%
Diversified Financial Services	7.6%
Electric	2.8%
Electrical Components & Equipment	0.3%
Electronics	0.4%
Engineering & Construction	NM
Entertainment	0.1%
Environmental Control	0.2%
Food	1.2%
Forest Products & Paper	0.3%
Gas	0.2%
Hand/Machine Tools	0.1%
Healthcare-Products	2.6%
Healthcare-Services	1.3%
Home Builders	0.2%
Home Furnishings	0.1%
Household Products/Wares	0.4%
Housewares	0.1%
Insurance	4.1%
Internet	1.4%
Iron/Steel	0.2%
Leisure Time	0.3%
Lodging	0.4%
Machinery-Construction & Mining	0.3%
Machinery-Diversified	0.3%
Media	3.0%
Mining	0.5%
Miscellaneous Manufacturing	4.4%
Office/Business Equipment	0.2%
Oil & Gas	6.7%
Oil & Gas Services	1.1%
Packaging & Containers	0.1%
Pharmaceuticals	4.9%
Pipelines	0.3%
Real Estate	0.1%
Real Estate Investment Trust	0.9%
Retail	4.7%
Savings & Loans	0.3%
Semiconductors	2.1%
Software	3.2%
Telecommunications	5.2%
Textiles	NM
Toys/Games/Hobbies	0.1%
Transportation	1.3%
Other**	15.8%

**	Includes any non-equity securities and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

7

PROFUNDS VP ProFund VP Bull

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $191,480,129)	$261,819,226
Repurchase agreements, at cost	48,043,000

Total Investment Securities	309,862,226
Cash	710,006
Segregated cash balances with brokers for futures contracts	2,442,223
Dividends and interest receivable	378,138
Receivable for capital shares issued	900,724
Receivable for investments sold	41,805
Prepaid expenses	884

Total Assets	314,336,006

Liabilities:
Payable for capital shares redeemed	2,649,244
Variation margin on futures contracts	278,027
Advisory fees payable	187,663
Management services fees payable	25,021
Administration fees payable	7,460
Administrative services fees payable	106,890
Distribution fees payable	88,474
Trustee fees payable	46
Transfer agency fees payable	7,226
Fund accounting fees payable	10,792
Compliance services fees payable	4,772
Other accrued expenses	76,526

Total Liabilities	3,442,141

Net Assets	$310,893,865

Net Assets consist of:
Capital	$263,152,133
Accumulated net investment income (loss)	819,544
Accumulated net realized gains (losses) on investments	(23,138,852)
Net unrealized appreciation (depreciation) on investments	70,061,040

Net Assets	$310,893,865

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	10,227,296

Net Asset Value (offering and redemption price per share)	$30.40

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$3,883,333
Interest	522,276

Total Investment Income	4,405,609

Expenses:
Advisory fees	1,610,758
Management services fees	322,153
Administration fees	66,210
Transfer agency fees	62,479
Administrative services fees	767,251
Distribution fees	536,919
Custody fees	53,728
Fund accounting fees	93,752
Trustee fees	2,666
Compliance services fees	5,490
Other fees	134,708

Total Gross Expenses before reductions	3,656,114
Less Expenses reduced by the Advisor	(70,049)

Total Net Expenses	3,586,065

Net Investment Income (Loss)	819,544

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	5,323,581
Net realized gains (losses) on futures contracts	698,347
Change in net unrealized appreciation/depreciation on investments	21,358,958

Net Realized and Unrealized Gains (Losses) on Investments	27,380,886

Change in Net Assets Resulting from Operations	$28,200,430

See accompanying notes to the financial statements.

8

PROFUNDS VP ProFund VP Bull

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$819,544	$507,507
Net realized gains (losses) on investments	6,021,928	10,974,430
Change in net unrealized appreciation/depreciation on investments	21,358,958	(8,276,270)

Change in net assets resulting from operations	28,200,430	3,205,667

Distributions to Shareholders From:
Net investment income	(507,507)	(634,599)
Net realized gains on investments	(9,946,579)	—

Change in net assets resulting from distributions	(10,454,086)	(634,599)

Capital Transactions:
Proceeds from shares issued	807,020,180	1,352,950,949
Dividends reinvested	10,454,086	634,599
Value of shares redeemed	(821,872,926)	(1,449,867,511)

Change in net assets resulting from capital transactions	(4,398,660)	(96,281,963)

Change in net assets	13,347,684	(93,710,895)
Net Assets:
Beginning of period	297,546,181	391,257,076

End of period	$310,893,865	$297,546,181

Accumulated net investment income (loss)	$819,544	$507,507

Share Transactions:
Issued	27,597,405	49,303,619
Reinvested	370,187	22,616
Redeemed	(28,267,308)	(52,978,978)

Change in shares	(299,716)	(3,652,743)

See accompanying notes to the financial statements.

9

PROFUNDS VP ProFund VP Bull

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$28.27	$27.59	$25.72	$20.48	$26.94

Investment Activities:
Net investment income (loss)(a)	0.11	0.06	0.06	(0.05)	(0.04)
Net realized and unrealized gains (losses) on investments	3.63	0.69	2.19	5.29	(6.42)

Total income (loss) from investment activities	3.74	0.75	2.25	5.24	(6.46)

Distributions to Shareholders From:
Net investment income	(0.08)	(0.07)	—	—	—
Net realized gains on investments	(1.53)	—	(0.38)	—	—

Total distributions	(1.61)	(0.07)	(0.38)	—	—

Net Asset Value, End of Period	$30.40	$28.27	$27.59	$25.72	$20.48

Total Return	13.66%	2.74%	8.83%	25.59%	(23.98)%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.78%	1.78%	1.87%	1.91%
Net expenses	1.67%	1.78%	1.78%	1.87%	1.91%
Net investment income (loss)	0.38%	0.21%	0.22%	(0.24)%	(0.18)%

Supplemental Data:
Net assets, end of period (000’s)	$310,894	$297,546	$391,257	$223,123	$92,750
Portfolio turnover rate(b)	224%	273%	202%	392%	260%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments
(including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

10

ProFund VP Small-Cap

The ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index. For the year ended December 31, 2006, the Fund had a total return of 14.75%, compared to a total return of 18.44%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Varian Semiconductor (+55.43%), ValueClick (+30.48%), and Hologic (+24.68%), while the bottom three performers in this group were MicroSemi (–28.96%), United Stationers (–3.73%), and UCBH Holdings (–1.12%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap from May 1, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	5 Year	Since Inception (5/1/01)

ProFund VP Small-Cap	14.75%	8.80%	6.80%

Russell 2000 Index	18.44%	11.45%	10.16%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

     The above information is not covered by the Report of Independent Registered Public Accounting Firm.

11

PROFUNDS VP ProFund VP Small-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Small-Cap seeks daily investment results, before fees and expenses that correspond to the daily performance of the Russell 2000 Index.
Market Exposure
Investment Type	% of Net Assets

Equity Securities	84.9%
Futures Contracts	7.3%
Swap Agreements	7.8%

Total Exposure	100.0%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
Russell 2000 Index - Composition
% of Index

Financial	22.0%
Consumer Non-Cyclical	19.3%
Consumer Cyclical	14.3%
Industrial	12.9%
Communications	9.8%
Technology	9.8%
Energy	5.0%
Basic Materials	3.8%
Utilities	3.0%
Diversified	0.1%

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks (84.9%)
	Shares	Value

3Com Corp.* (Telecommunications)	36,808	$151,281
AAR Corp.* (Aerospace/Defense)	4,280	124,933
Aaron Rents, Inc. (Commercial Services)	4,708	135,496
ABM Industries, Inc. (Commercial Services)	6,420	145,798
Acadia Realty Trust (REIT)	7,704	192,754
Acco Brands Corp.* (Household Products/Wares)	5,136	135,950
Accredited Home Lenders* (Diversified Financial Services)	1,712	46,703
Actel Corp.* (Semiconductors)	6,420	116,587
Actuant Corp.—Class A (Miscellaneous Manufacturing)	2,568	122,365
Acuity Brands, Inc. (Miscellaneous Manufacturing)	4,280	222,732
Adams Respiratory Therapeutics, Inc.* (Pharmaceuticals)	2,996	122,267
Administaff, Inc. (Commercial Services)	2,568	109,833
Adolor Corp.* (Pharmaceuticals)	5,136	38,623
ADTRAN, Inc. (Telecommunications)	6,420	145,734
Advance America Cash Advance Centers, Inc. (Commercial Services)	7,704	112,864
Advanta Corp.—Class B (Diversified Financial Services)	2,996	130,715
Advent Software, Inc.* (Software)	2,568	90,625
Advisory Board Co.* (Commercial Services)	2,568	137,491
Aeroflex, Inc.* (Telecommunications)	9,416	110,356
Aeropostale, Inc.* (Retail)	5,136	158,548
Affordable Residential Communities* (REIT)	8,988	104,710
Affymetrix, Inc.* (Biotechnology)	6,420	148,045
Aftermarket Technology Corp.* (Auto Parts & Equipment)	3,852	81,971
Agile Software Corp.* (Internet)	13,268	81,598
Agilysys, Inc. (Computers)	4,708	78,812
Agree Realty Corp. (REIT)	5,564	191,235
AirTran Holdings, Inc.* (Airlines)	8,988	105,519
AK Steel Holding Corp.* (Iron/Steel)	10,272	173,597
Alaska Air Group, Inc.* (Airlines)	3,424	135,248
Alaska Communications Systems Group, Inc. (Telecommunications)	9,416	143,029
Albany International Corp.—Class A (Machinery-Diversified)	2,996	98,598
Alexion Pharmaceuticals, Inc.* (Biotechnology)	3,424	138,295
Alkermes, Inc.* (Pharmaceuticals)	8,560	114,447
Allscripts Healthcare Solutions, Inc.* (Software)	5,564	150,172
Alnylam Pharmaceuticals, Inc.* (Pharmaceuticals)	5,136	109,910
Alpha Natural Resources, Inc.* (Coal)	5,564	79,176
Alpharma, Inc.—Class A (Pharmaceuticals)	4,280	103,148
AMERCO* (Trucking & Leasing)	1,284	111,721
America’s Car-Mart, Inc.* (Retail)	4,708	55,837
American Axle & Manufacturing Holdings, Inc. (Auto Parts & Equipment)	5,992	113,788
American Campus Communities, Inc. (REIT)	5,992	170,592
American Commercial Lines, Inc.* (Transportation)	2,996	196,268
American Financial Realty Trust (REIT)	14,552	166,475
American Greetings Corp.—Class A (Household Products/Wares)	5,136	122,596
American Home Mortgage Investment Corp. (REIT)	3,852	135,282
American Medical Systems Holdings, Inc.* (Healthcare-Products)	7,704	142,678
American Physicians Capital, Inc.* (Insurance)	3,852	154,234
American Reprographics Co.* (Software)	2,996	99,797
American States Water Co. (Water)	3,852	148,764
AMERIGROUP Corp.* (Healthcare-Services)	4,708	168,970
Amkor Technology, Inc.* (Semiconductors)	10,272	95,940
AMN Healthcare Services, Inc.* (Commercial Services)	4,708	129,658
AmSurg Corp.* (Healthcare-Services)	3,852	88,596
Anaren, Inc.* (Telecommunications)	4,280	76,013
Andrew Corp.* (Telecommunications)	14,980	153,245
Anixter International, Inc.* (Telecommunications)	2,996	162,683
ANSYS, Inc.* (Software)	2,996	130,296
Apogee Enterprises, Inc. (Building Materials)	6,420	123,970
Apollo Investment Corp. (Investment Companies)	9,416	210,918
Applebee’s International, Inc. (Retail)	8,132	200,616
Applera Corp.—Celera Genomics Group* (Biotechnology)	9,844	137,718
Applied Industrial Technologies, Inc. (Machinery-Diversified)	5,136	135,128
Applied Micro Circuits Corp.* (Semiconductors)	33,384	118,847
Apria Healthcare Group, Inc.* (Healthcare-Services)	5,136	136,874

See accompanying notes to the financial statements.

12

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

aQuantive, Inc.* (Internet)	6,848	$168,872
Aquila, Inc.* (Electric)	41,516	195,125
Arbitron, Inc. (Commercial Services)	2,996	130,146
Arch Chemicals, Inc. (Chemicals)	3,424	114,053
Arena Pharmaceuticals, Inc.* (Biotechnology)	6,848	88,408
Ares Capital Corp. (Investment Companies)	8,560	163,582
Ariba, Inc.* (Internet)	9,416	72,880
Arkansas Best Corp. (Transportation)	2,568	92,448
Array BioPharma, Inc.* (Pharmaceuticals)	9,844	127,184
Arris Group, Inc.* (Telecommunications)	10,272	128,503
ArthroCare Corp.* (Healthcare-Products)	2,996	119,600
ArvinMeritor, Inc. (Auto Parts & Equipment)	7,276	132,641
Aspen Technology, Inc.* (Software)	6,420	70,748
Astec Industries, Inc.* (Machinery-Construction & Mining)	2,568	90,137
Atheros Communications* (Telecommunications)	5,136	109,500
Atlas America, Inc.* (Oil & Gas)	2,568	130,891
ATMI, Inc.* (Semiconductors)	4,708	143,735
ATP Oil & Gas Corp.* (Oil & Gas)	2,568	101,616
Atwood Oceanics, Inc.* (Oil & Gas)	2,568	125,755
Avid Technology, Inc.* (Software)	3,852	143,526
Avista Corp. (Electric)	6,848	173,323
Avocent Corp.* (Internet)	4,708	159,366
Axcelis Technologies, Inc.* (Semiconductors)	14,124	82,343
Aztar Corp.* (Lodging)	3,424	186,334
Baldor Electric Co. (Hand/Machine Tools)	4,280	143,038
Bally Technologies, Inc.* (Entertainment)	6,420	119,926
BE Aerospace, Inc.* (Aerospace/Defense)	7,276	186,848
Beacon Roofing Supply, Inc.* (Distribution/Wholesale)	5,136	96,660
BearingPoint, Inc.* (Commercial Services)	18,404	144,839
Belden, Inc. (Electrical Components & Equipment)	4,280	167,305
Belo Corp.—Class A (Media)	9,416	173,066
Benchmark Electronics, Inc.* (Electronics)	5,992	145,965
Berry Petroleum Co.—Class A (Oil & Gas)	3,424	106,178
Big 5 Sporting Goods Corp. (Retail)	4,280	104,518
Big Lots, Inc.* (Retail)	10,700	245,245
Bill Barrett Corp.* (Oil & Gas)	3,424	93,167
Bio-Rad Laboratories, Inc.—Class A* (Biotechnology)	1,712	141,274
BioMarin Pharmaceutical, Inc.* (Pharmaceuticals)	9,416	154,328
BioMed Realty Trust, Inc. (REIT)	5,992	171,371
Biosite Diagnostics, Inc.* (Healthcare-Products)	1,712	83,631
Black Hills Corp. (Electric)	4,280	158,103
Blackbaud, Inc. (Software)	5,564	144,664
Blackboard, Inc.* (Software)	3,424	102,857
Blockbuster, Inc.—Class A* (Retail)	22,256	117,734
Blue Nile, Inc.* (Internet)	2,568	94,734
Bob Evans Farms, Inc. (Retail)	4,708	161,108
Books-A-Million, Inc. (Retail)	4,708	106,777
Borders Group, Inc. (Retail)	6,420	143,487
Boston Private Financial Holdings, Inc. (Banks)	5,564	156,960
Bowater, Inc. (Forest Products & Paper)	5,136	115,560
Bowne & Co., Inc. (Commercial Services)	8,132	129,624
Brady Corp.—Class A (Electronics)	4,280	159,558
Briggs & Stratton Corp. (Machinery-Diversified)	4,708	126,881
Bright Horizons Family Solutions, Inc.* (Commercial Services)	3,424	132,372
Brightpoint, Inc.* (Distribution/Wholesale)	5,564	74,836
Bristow Group, Inc.* (Transportation)	2,996	108,126
Broadwing Corp.* (Telecommunications)	8,132	127,022
Brocade Communications Systems, Inc.* (Computers)	24,396	200,292
Brookline Bancorp, Inc. (Savings & Loans)	13,268	174,740
Brooks Automation, Inc.* (Semiconductors)	8,988	129,427
Brown Shoe Co., Inc. (Retail)	3,424	163,462
Bucyrus International, Inc.—Class A (Machinery-Construction & Mining)	2,996	155,073
Building Materials Holding Corp. (Distribution/Wholesale)	3,424	84,539
CACI International, Inc.—Class A* (Computers)	2,568	145,092
Calamos Asset Management, Inc. (Diversified Financial Services)	3,424	91,866
California Water Service Group (Water)	3,852	155,621
Callaway Golf Co. (Leisure Time)	8,988	129,517
Cambrex Corp. (Biotechnology)	4,708	106,966
Capital Bancorp Ltd. (Banks)	3,424	158,189
Capital Lease Funding, Inc. (REIT)	9,416	109,226
Capital Senior Living Corp.* (Healthcare-Services)	8,988	95,363
Carrizo Oil & Gas, Inc.* (Oil & Gas)	3,424	99,364
Carter’s, Inc.* (Apparel)	4,708	120,054
Casey’s General Stores, Inc. (Retail)	5,564	131,032
Cash America International, Inc. (Retail)	3,424	160,586
Catalina Marketing Corp. (Advertising)	4,708	129,470
Cathay Bancorp, Inc. (Banks)	5,992	206,784
Cavco Industries, Inc.* (Home Builders)	2,140	74,986
Cedar Shopping Centers, Inc. (REIT)	9,844	156,618
Celadon Group, Inc.* (Transportation)	3,852	64,521
Centene Corp.* (Healthcare-Services)	4,280	105,160
Center Financial Corp. (Banks)	5,992	143,628
Central European Distribution Corp.* (Distribution/Wholesale)	3,424	101,693
Central Garden & Pet Co.* (Household Products/Wares)	2,568	124,343
Central Pacific Financial Corp. (Banks)	5,136	199,071
Century Aluminum Co.* (Mining)	2,568	114,661
Cenveo, Inc.* (Commercial Services)	6,420	136,104
Cepheid, Inc.* (Healthcare-Products)	7,704	65,484
Ceradyne, Inc.* (Miscellaneous Manufacturing)	2,568	145,092
CF Industries Holdings, Inc. (Chemicals)	7,704	197,530
Champion Enterprises, Inc.* (Home Builders)	8,560	80,122
Chaparral Steel Co. (Iron/Steel)	2,140	94,738
Charming Shoppes, Inc.* (Retail)	11,556	156,353
Charter Communications, Inc.—Class A* (Media)	68,480	209,550
CharterMac (Diversified Financial Services)	8,132	174,594
Checkpoint Systems, Inc.* (Electronics)	4,708	95,102
Chemed Corp. (Commercial Services)	2,568	94,965
Chesapeake Corp. (Packaging & Containers)	6,420	109,268
Chittenden Corp. (Banks)	7,704	236,436
Christopher & Banks Corp. (Retail)	3,852	71,878
Cincinnati Bell, Inc.* (Telecommunications)	29,104	133,005
CIRCOR International, Inc. (Metal Fabricate/Hardware)	4,708	173,207
Cirrus Logic, Inc.* (Semiconductors)	11,128	76,561
CKE Restaurants, Inc. (Retail)	6,848	126,003
Clarcor, Inc. (Miscellaneous Manufacturing)	5,136	173,648
CLECO Corp. (Electric)	7,276	183,573
Cleveland-Cliffs, Inc. (Iron/Steel)	2,140	103,662
CMGI, Inc.* (Internet)	65,056	87,175
CNET Networks, Inc.* (Internet)	14,980	136,168
Coeur d’Alene Mines Corp.* (Mining)	26,964	133,472
Cogent, Inc.* (Electronics)	4,708	51,835
Cognex Corp. (Machinery-Diversified)	5,136	122,340
Coherent, Inc.* (Electronics)	3,424	108,096
Coinmatch Service Corp.—Class A (Commercial Services)	10,272	122,237
Coinstar, Inc.* (Commercial Services)	3,852	117,756
Comfort Systems USA, Inc. (Building Materials)	5,992	75,739
Commscope, Inc.* (Telecommunications)	5,136	156,545
Community Bank System, Inc. (Banks)	7,704	177,192

See accompanying notes to the financial statements.

13

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Compass Minerals International, Inc. (Mining)	5,564	$175,599
Comstock Resources, Inc.* (Oil & Gas)	4,280	132,937
Comtech Telecommunications Corp.* (Telecommunications)	2,568	97,764
Conexant Systems, Inc.* (Semiconductors)	47,508	96,916
Conor Medsystems, Inc.* (Pharmaceuticals)	3,424	107,274
Consolidated Communications Holdings, Inc. (Telecommunications)	5,564	116,288
Cooper Tire & Rubber Co. (Auto Parts & Equipment)	8,132	116,288
Corinthian Colleges, Inc.* (Commercial Services)	9,416	128,340
Cornell Companies, Inc.* (Commercial Services)	5,992	109,354
Corus Bankshares, Inc. (Banks)	4,708	108,614
CoStar Group, Inc.* (Commercial Services)	2,140	114,618
Covad Communications Group, Inc.* (Internet)	32,528	44,889
Cox Radio, Inc.—Class A* (Media)	8,988	146,504
Cross Country Healthcare, Inc.* (Commercial Services)	5,564	121,406
Crosstex Energy, Inc. (Oil & Gas)	3,852	122,070
CSG Systems International, Inc.* (Software)	5,136	137,285
CT Communications, Inc. (Telecommunications)	5,564	127,527
CTS Corp. (Electronics)	7,276	114,233
Cubist Pharmaceuticals, Inc.* (Pharmaceuticals)	5,992	108,515
Cumulus Media, Inc.—Class A* (Media)	8,988	93,385
Curtiss-Wright Corp. (Aerospace/Defense)	4,280	158,702
CV Therapeutics, Inc.* (Pharmaceuticals)	5,992	83,648
Cymer, Inc.* (Electronics)	3,852	169,295
Daktronics, Inc. (Electronics)	4,280	157,718
Delta & Pine Land Co. (Agriculture)	4,280	173,126
Delta Petroleum Corp.* (Oil & Gas)	6,420	148,687
Deluxe Corp. (Commercial Services)	5,992	150,998
DepoMed, Inc.* (Pharmaceuticals)	12,840	44,298
DeVry, Inc. (Commercial Services)	5,992	167,776
DiamondRock Hospitality Co. (REIT)	10,700	192,707
Digene Corp.* (Biotechnology)	2,140	102,549
Digital Insight Corp.* (Internet)	3,852	148,263
Digital River, Inc.* (Internet)	3,424	191,025
Digitas, Inc.* (Internet)	10,272	137,748
Dime Community Bancshares, Inc. (Savings & Loans)	11,556	161,900
Diodes, Inc.* (Semiconductors)	2,568	91,113
Direct General Corp. (Insurance)	6,420	132,509
DJO, Inc.* (Healthcare-Products)	2,568	109,962
Dobson Communications Corp.—Class A* (Telecommunications)	15,408	134,204
Dollar Thrifty Automotive Group, Inc.* (Commercial Services)	2,996	136,648
Dover Downs Gaming & Entertainment, Inc. (Entertainment)	4,280	57,224
Dress Barn, Inc.* (Retail)	4,708	109,838
Drill-Quip, Inc.* (Oil & Gas Services)	2,568	100,563
DSW, Inc.—Class A* (Retail)	2,568	99,048
DTS, Inc.* (Home Furnishings)	4,708	113,887
Duquesne Light Holdings, Inc. (Electric)	9,844	195,403
Dycom Industries, Inc.* (Engineering & Construction)	4,708	99,433
EarthLink, Inc.* (Internet)	14,552	103,319
Eclipsys Corp.* (Software)	5,136	105,596
Education Realty Trust, Inc. (REIT)	7,704	113,788
eFunds Corp.* (Software)	5,136	141,240
EGL, Inc.* (Transportation)	3,424	101,967
El Paso Electric Co.* (Electric)	7,276	177,316
Electronics for Imaging, Inc.* (Computers)	5,992	159,267
EMCOR Group, Inc.* (Engineering & Construction)	2,996	170,323
Emmis Communications Corp. (Media)	4,708	38,794
Empire District Electric Co. (Electric)	8,560	211,346
EMS Technologies, Inc.* (Telecommunications)	4,708	94,301
Emulex Corp.* (Semiconductors)	8,132	158,655
Encore Acquisition Co.* (Oil & Gas)	5,564	136,485
Encore Wire Corp.* (Electrical Components & Equipment)	2,568	56,522
Energy Conversion Devices, Inc.* (Electrical Components & Equipment)	3,852	130,891
Energy Partners, Ltd.* (Oil & Gas)	4,280	104,518
EnerSys* (Electrical Components & Equipment)	6,420	102,720
EnPro Industries, Inc.* (Miscellaneous Manufacturing)	2,568	85,283
Entegris, Inc.* (Semiconductors)	15,408	166,716
Entravision Communications Corp.* (Media)	10,700	87,954
Enzo Biochem, Inc.* (Biotechnology)	5,564	79,398
Epicor Software Corp.* (Software)	7,704	104,081
Equinix, Inc.* (Internet)	2,568	194,191
Equity Inns, Inc. (REIT)	9,844	157,110
ESCO Technologies, Inc.* (Miscellaneous Manufacturing)	2,568	116,690
eSPEED, Inc.—Class A* (Diversified Financial Services)	11,128	97,147
Esterline Technologies Corp.* (Aerospace/Defense)	2,996	120,529
Ethan Allen Interiors, Inc. (Home Furnishings)	2,996	108,186
Euronet Worldwide, Inc.* (Commercial Services)	3,852	114,366
Evergreen Energy, Inc.* (Energy-Alternate Sources)	7,276	71,960
Evergreen Solar, Inc.* (Energy-Alternate Sources)	7,276	55,079
Exelixis, Inc.* (Biotechnology)	10,700	96,300
Extra Space Storage, Inc. (REIT)	8,132	148,490
F.N.B. Corp. (Banks)	12,412	226,767
FairPoint Communications, Inc. (Telecommunications)	6,420	121,659
Federal Signal Corp. (Miscellaneous Manufacturing)	6,420	102,977
FelCor Lodging Trust, Inc. (REIT)	8,132	177,603
FiberTower Corp.* (Telecommunications)	6,848	40,266
Fidelity Bankshares, Inc. (Savings & Loans)	5,136	203,745
Fieldstone Investment Corp. (REIT)	10,700	46,866
Financial Federal Corp. (Diversified Financial Services)	3,852	113,287
Finisar Corp.* (Telecommunications)	24,396	78,799
First BanCorp. (Banks)	11,128	106,050
First Commonwealth Financial Corp. (Banks)	13,696	183,937
First Community Bancorp—Class A (Banks)	2,996	156,601
First Indiana Corp. (Banks)	6,848	173,665
First Midwest Bancorp, Inc. (Banks)	6,420	248,326
First Niagara Financial Group, Inc. (Savings & Loans)	13,268	197,162
First Potomac Realty Trust (REIT)	5,136	149,509
First Republic Bank (Banks)	3,424	133,810
First State Bancorporation (Banks)	7,276	180,081
Fleetwood Enterprises, Inc.* (Home Builders)	9,844	77,866
FLIR Systems, Inc.* (Electronics)	6,420	204,349
Florida East Coast Industries, Inc. (Transportation)	3,424	204,070
Flow International Corp.* (Machinery-Diversified)	5,992	66,032
Flowers Foods, Inc. (Food)	5,136	138,621
FormFactor, Inc.* (Semiconductors)	4,280	159,430
Forward Air Corp. (Transportation)	3,424	99,056
Fossil, Inc.* (Household Products/Wares)	5,564	125,635
Foundry Networks, Inc.* (Telecommunications)	13,696	205,165
FPIC Insurance Group, Inc.* (Insurance)	2,996	116,754
Franklin Bank Corp. Houston* (Savings & Loans)	7,276	149,449
Freightcar America, Inc. (Miscellaneous Manufacturing)	1,712	94,930
Fremont General Corp. (Banks)	6,420	104,068
Friedman, Billings, Ramsey Group, Inc.—Class A (Diversified Financial Services)	14,124	112,992
FTI Consulting, Inc.* (Commercial Services)	4,280	119,369
FuelCell Energy, Inc.* (Energy-Alternate Sources)	8,132	52,533
Fuller (H.B.) Co. (Chemicals)	2,996	77,357
GAMCO Investors, Inc.—Class A (Diversified Financial Services)	2,996	115,226
Gaylord Entertainment Co.* (Lodging)	3,852	196,182

See accompanying notes to the financial statements.

14

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Gemstar-TV Guide International, Inc.* (Media)	32,100	$128,721
GenCorp, Inc.* (Aerospace/Defense)	6,848	96,009
General Cable Corp.* (Electrical Components & Equipment)	4,708	205,787
General Communication, Inc.—Class A* (Telecommunications)	9,416	148,114
Genesco, Inc.* (Retail)	2,568	95,786
Genesee & Wyoming, Inc.—Class A* (Transportation)	3,852	101,076
Genesis Healthcare Corp.* (Healthcare-Services)	2,140	101,072
Gevity HR, Inc. (Commercial Services)	3,424	81,115
Giant Industries, Inc.* (Oil & Gas)	1,712	128,314
Gibraltar Industries, Inc. (Iron/Steel)	3,424	80,498
GMH Communities Trust (REIT)	8,560	86,884
Gold Kist, Inc.* (Food)	6,848	143,945
Graftech International, Ltd.* (Electrical Components & Equipment)	13,268	91,815
Granite Construction, Inc. (Engineering & Construction)	3,424	172,295
Great Wolf Resorts, Inc.* (Entertainment)	7,276	101,573
Greater Bay Bancorp (Banks)	6,848	180,308
Green Mountain Coffee Roasters, Inc.* (Beverages)	2,568	126,422
Greenhill & Co., Inc. (Diversified Financial Services)	1,712	126,346
Greif Brothers Corp.—Class A (Packaging & Containers)	1,712	202,701
Grey Wolf, Inc.* (Oil & Gas)	18,832	129,188
Group 1 Automotive, Inc. (Retail)	2,140	110,681
GSI Commerce, Inc.* (Internet)	5,992	112,350
GUESS?, Inc.* (Apparel)	2,140	135,740
Guitar Center, Inc.* (Retail)	2,568	116,741
Gulf Island Fabrication, Inc. (Oil & Gas Services)	5,992	221,106
Haemonetics Corp.* (Healthcare-Products)	2,568	115,611
Hancock Holding Co. (Banks)	3,424	180,924
Hanmi Financial Corp. (Banks)	7,704	173,571
Hanover Compressor Co.* (Oil & Gas Services)	9,416	177,868
Haverty Furniture Cos., Inc. (Retail)	6,420	95,016
Headwaters, Inc.* (Energy-Alternate Sources)	4,280	102,548
Healthcare Realty Trust, Inc. (REIT)	5,136	203,077
Healthcare Services Group, Inc. (Commercial Services)	5,992	173,529
HealthExtras, Inc.* (Pharmaceuticals)	2,996	72,204
Healthways, Inc.* (Healthcare-Services)	3,424	163,359
Heartland Express, Inc. (Transportation)	6,848	102,857
HEICO Corp. (Aerospace/Defense)	3,852	149,573
Heidrick & Struggles International, Inc.* (Commercial Services)	2,996	126,911
Hercules, Inc.* (Chemicals)	11,128	214,881
Herman Miller, Inc. (Office Furnishings)	6,420	233,431
Hexcel Corp.* (Aerospace/Defense Equipment)	9,416	163,933
Hibbett Sporting Goods, Inc.* (Retail)	4,280	130,668
Highland Hospitality Corp. (REIT)	10,700	152,475
Hologic, Inc.* (Healthcare-Products)	3,852	182,123
HomeBanc Corp. (REIT)	17,548	74,228
Horace Mann Educators Corp. (Insurance)	8,560	172,912
Horizon Health Corp.* (Healthcare-Services)	4,280	83,760
Houston Exploration Co.* (Oil & Gas)	2,568	132,971
Hovnanian Enterprises, Inc.—Class A* (Home Builders)	4,708	159,601
Hub Group, Inc.—Class A* (Transportation)	5,136	141,497
Human Genome Sciences, Inc.* (Biotechnology)	13,268	165,054
Huron Consulting Group, Inc.* (Commercial Services)	2,568	116,433
Hutchinson Technology, Inc.* (Computers)	3,424	80,704
Hydril* (Oil & Gas Services)	1,712	128,725
Hyperion Solutions Corp.* (Software)	5,564	199,970
Iconix Brand Group, Inc.* (Apparel)	5,136	99,587
ICOS Corp.* (Biotechnology)	6,848	231,394
ICU Medical, Inc.* (Healthcare-Products)	2,140	87,055
IDACORP, Inc. (Electric)	5,136	198,506
IDT Corp.—Class B* (Telecommunications)	6,848	89,572
IKON Office Solutions, Inc. (Office/Business Equipment)	10,272	168,153
Illumina, Inc.* (Biotechnology)	4,280	168,247
Imation Corp. (Computers)	3,424	158,976
Immucor, Inc.* (Healthcare-Products)	6,848	200,167
IMPAC Mortgage Holdings, Inc. (REIT)	8,560	75,328
Informatica Corp.* (Software)	8,560	104,518
Infospace, Inc.* (Internet)	3,424	70,226
InnKeepers USA Trust (REIT)	8,132	126,046
Input/Output, Inc.* (Oil & Gas Services)	8,560	116,673
Insight Enterprises, Inc.* (Retail)	5,992	113,069
Insituform Technologies, Inc.—Class A* (Engineering & Construction)	3,852	99,613
Interdigital Communications Corp.* (Telecommunications)	5,136	172,313
Interline Brands, Inc.* (Building Materials)	3,852	86,554
Intermec, Inc.* (Machinery-Diversified)	4,708	114,263
International Coal Group, Inc.* (Coal)	12,840	69,978
International Securities Exchange Holdings, Inc. (Diversified Financial Services)	3,852	180,235
Intervest Bancshares Corp.* (Banks)	2,996	103,092
Invacare Corp. (Healthcare-Products)	3,852	94,567
inVentiv Health, Inc.* (Advertising)	3,424	121,038
Inverness Medical Innovations, Inc.* (Healthcare-Products)	3,424	132,509
Iowa Telecommunications Services, Inc. (Telecommunications)	7,276	143,410
iPCS, Inc.* (Telecommunications)	2,140	118,470
Isis Pharmaceuticals, Inc.* (Pharmaceuticals)	11,984	133,262
Itron, Inc.* (Electronics)	2,140	110,938
j2 Global Communications, Inc.* (Internet)	4,708	128,293
Jack Henry & Associates, Inc. (Computers)	8,132	174,025
Jack in the Box, Inc.* (Retail)	3,852	235,127
Jackson Hewitt Tax Service, Inc. (Commercial Services)	3,852	130,852
Jacuzzi Brands, Inc.* (Miscellaneous Manufacturing)	11,984	148,961
JAKKS Pacific, Inc.* (Toys/Games/Hobbies)	4,280	93,475
Jer Investors Trust, Inc. (REIT)	7,704	159,242
JetBlue Airways Corp.* (Airlines)	15,408	218,794
Journal Communications, Inc.—Class A (Media)	9,844	124,133
K-V Pharmaceutical Co.* (Pharmaceuticals)	5,136	122,134
K2, Inc.* (Leisure Time)	8,988	118,552
Kadant, Inc.* (Machinery-Diversified)	4,280	104,346
Kaman Corp. (Aerospace/Defense)	4,708	105,412
Kanbay International, Inc.* (Computers)	5,564	160,076
KEMET Corp.* (Electronics)	10,272	74,986
Kensey Nash Corp.* (Healthcare-Products)	2,996	95,273
Keryx Biopharmaceuticals, Inc.* (Biotechnology)	6,420	85,386
Keystone Automotive Industries, Inc.* (Auto Parts & Equipment)	2,568	87,286
Kimball International, Inc.—Class B (Home Furnishings)	7,276	176,806
Kindred Healthcare, Inc.* (Healthcare-Services)	3,424	86,456
KKR Financial Corp. (REIT)	7,276	194,924
Knight Capital Group, Inc.—Class A* (Diversified Financial Services)	10,272	196,914
Knight Transportation, Inc. (Transportation)	6,420	109,461
Komag, Inc.* (Computers)	2,996	113,488
Korn/Ferry International* (Commercial Services)	5,564	127,749
Kronos, Inc.* (Computers)	2,996	110,073
Kyphon, Inc.* (Healthcare-Products)	4,280	172,912

See accompanying notes to the financial statements.

15

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Labor Ready, Inc.* (Commercial Services)	5,564	$101,988
LaBranche & Co., Inc.* (Diversified Financial Services)	6,420	63,109
Laclede Group, Inc. (Gas)	5,992	209,900
Lance, Inc. (Food)	4,708	94,537
Landauer, Inc. (Commercial Services)	2,568	134,743
LaSalle Hotel Properties (REIT)	3,852	176,614
Lattice Semiconductor Corp.* (Semiconductors)	14,980	97,070
Lawson Software, Inc.* (Software)	14,552	107,539
LCA-Vision, Inc. (Healthcare-Products)	2,140	73,530
Lear Corp. (Auto Parts & Equipment)	6,420	189,583
Lee Enterprises, Inc. (Media)	5,564	172,818
LIFE TIME FITNESS, Inc.* (Leisure Time)	3,424	166,098
Lifecell Corp.* (Biotechnology)	3,852	92,987
Lightbridge, Inc.* (Telecommunications)	5,564	75,337
Lindsay Manufacturing Co. (Machinery-Diversified)	3,424	111,794
Littelfuse, Inc.* (Electrical Components & Equipment)	2,996	95,512
Live Nation, Inc.* (Commercial Services)	6,420	143,808
LKQ Corp.* (Distribution/Wholesale)	5,564	127,916
Lodgian, Inc.* (Lodging)	6,420	87,312
Lone Star Technologies, Inc.* (Oil & Gas Services)	2,996	145,036
Longs Drug Stores Corp. (Retail)	2,996	126,970
Longview Fibre Co. (Forest Products & Paper)	5,992	131,524
LTC Properties, Inc. (REIT)	7,704	210,396
Lufkin Industries, Inc. (Oil & Gas Services)	1,712	99,433
Luminent Mortgage Capital, Inc. (REIT)	10,700	103,897
Luminex Corp.* (Healthcare-Products)	5,564	70,663
Macrovision Corp.* (Entertainment)	5,564	157,238
Magellan Health Services, Inc.* (Healthcare-Services)	3,424	147,985
Maguire Properties, Inc. (REIT)	4,280	171,200
Manhattan Associates, Inc.* (Computers)	5,136	154,491
Mariner Energy, Inc.* (Oil & Gas)	7,276	142,610
Martek Biosciences Corp.* (Biotechnology)	3,424	79,916
Marvel Entertainment, Inc.* (Toys/Games/Hobbies)	5,136	138,210
MasTec, Inc.* (Telecommunications)	5,564	64,209
Mattson Technology, Inc.* (Semiconductors)	8,560	79,779
Maxwell Technologies, Inc.* (Computers)	4,280	59,706
McCormick & Schmick’s Seafood Restaurants, Inc.* (Retail)	4,280	102,891
McDATA Corp.—Class A* (Computers)	19,688	109,268
MCG Capital Corp. (Investment Companies)	7,704	156,545
McMoRan Exploration Co.* (Oil & Gas)	4,708	66,948
Meadowbrook Insurance Group, Inc.* (Insurance)	11,984	118,522
Medarex, Inc.* (Pharmaceuticals)	13,268	196,234
Media General, Inc.—Class A (Media)	2,996	111,361
Medical Action Industries, Inc.* (Healthcare-Products)	3,852	124,188
Medicis Pharmaceutical Corp.—Class A (Pharmaceuticals)	5,136	180,428
Mentor Corp. (Healthcare-Products)	3,424	167,331
Mentor Graphics Corp.* (Computers)	8,560	154,337
Meridian Bioscience, Inc. (Healthcare-Products)	3,424	83,991
Merit Medical Systems, Inc.* (Healthcare-Products)	6,420	101,693
Meritage Homes Corp.* (Home Builders)	2,140	102,121
Metal Management, Inc. (Environmental Control)	2,996	113,399
MGI Pharma, Inc.* (Pharmaceuticals)	7,704	141,831
Micrel, Inc.* (Semiconductors)	9,416	101,504
Micros Systems, Inc.* (Computers)	3,852	203,001
Microsemi Corp.* (Semiconductors)	6,848	134,563
MicroStrategy, Inc.—Class A* (Software)	856	97,593
MKS Instruments, Inc.* (Semiconductors)	4,708	106,307
Mobile Mini, Inc.* (Storage/Warehousing)	4,280	115,303
Modine Manufacturing Co. (Auto Parts & Equipment)	4,280	107,128
Molecular Devices Corp.* (Electronics)	2,568	54,108
Moog, Inc.—Class A* (Aerospace/Defense)	3,852	147,108
Movado Group, Inc. (Retail)	4,280	124,120
MPS Group, Inc.* (Commercial Services)	10,272	145,657
MTS Systems Corp. (Computers)	2,568	99,176
Mueller Industries, Inc. (Metal Fabricate/Hardware)	3,852	122,108
Myriad Genetics, Inc.* (Biotechnology)	4,708	147,360
Nara Bancorp, Inc. (Banks)	6,848	143,260
NATCO Group, Inc.—Class A* (Oil & Gas Services)	2,568	81,868
National Financial Partners (Diversified Financial Services)	3,852	169,372
Navigant Consulting Co.* (Commercial Services)	4,708	93,030
Navistar International Corp.* (Auto Manufacturers)	5,992	200,313
NBTY, Inc.* (Pharmaceuticals)	5,136	213,505
NCI Building Systems, Inc.* (Building Materials)	2,140	110,745
Nektar Therapeutics* (Biotechnology)	8,560	130,198
NetBank, Inc. (Internet)	16,692	77,451
Netflix, Inc.* (Internet)	4,280	110,681
NETGEAR, Inc.* (Telecommunications)	3,852	101,115
NewAlliance Bancshares, Inc. (Savings & Loans)	14,124	231,634
Newcastle Investment Corp. (REIT)	5,136	160,860
NewMarket Corp. (Chemicals)	2,140	126,367
Newport Corp.* (Telecommunications)	5,992	125,532
Nordson Corp. (Machinery-Diversified)	2,996	149,290
NorthStar Realty Finance Corp. (REIT)	9,416	156,023
NorthWestern Corp. (Electric)	4,708	166,569
Novastar Financial, Inc. (REIT)	3,424	91,250
Nu Skin Enterprises, Inc. (Retail)	7,704	140,444
Nuance Communications, Inc.* (Software)	11,984	137,337
NuCo2, Inc.* (Distribution/Wholesale)	3,852	94,721
NuVasive, Inc.* (Healthcare-Products)	5,136	118,642
Nuvelo, Inc.* (Pharmaceuticals)	6,420	25,680
O’Charley’s, Inc.* (Retail)	7,276	154,833
Odyssey Healthcare, Inc.* (Healthcare-Services)	5,136	68,103
Ohio Casualty Corp. (Insurance)	6,848	204,139
Oil States International, Inc.* (Oil & Gas Services)	4,280	137,944
Old Dominion Freight Line, Inc.* (Transportation)	2,996	72,114
Old National Bancorp (Banks)	10,700	202,444
Olin Corp. (Chemicals)	7,276	120,200
OM Group, Inc.* (Chemicals)	2,996	135,659
OMEGA Healthcare Investors, Inc. (REIT)	11,128	197,188
OmniVision Technologies, Inc.* (Semiconductors)	5,136	70,106
ON Semiconductor Corp.* (Semiconductors)	16,692	126,358
Onyx Pharmaceuticals, Inc.* (Pharmaceuticals)	5,564	58,867
Open Solutions, Inc.* (Software)	3,424	128,879
Openwave Systems, Inc.* (Internet)	9,416	86,910
Opsware, Inc.* (Internet)	10,700	94,374
Orbital Sciences Corp.* (Aerospace/Defense)	6,848	126,277
Oregon Steel Mills, Inc.* (Iron/Steel)	2,996	186,979
Oriental Financial Group, Inc. (Banks)	9,844	127,480
OSI Pharmaceuticals, Inc.* (Pharmaceuticals)	5,136	179,657
Owens & Minor, Inc. (Distribution/Wholesale)	4,280	133,835
P.F. Chang’s China Bistro, Inc.* (Retail)	2,996	114,986
Pacer International, Inc. (Transportation)	4,280	127,416
Pacific Sunwear of California, Inc.* (Retail)	6,848	134,084
Palm, Inc.* (Computers)	8,132	114,580
Palomar Medical Technologies, Inc.* (Healthcare-Products)	2,140	108,434
Par Pharmaceutical Cos., Inc.* (Pharmaceuticals)	3,852	86,169
Parallel Petroleum Corp.* (Oil & Gas)	4,708	82,720
Parametric Technology Corp.* (Software)	11,556	208,239
PAREXEL International Corp.* (Commercial Services)	3,852	111,592

See accompanying notes to the financial statements.

16

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

Parker Drilling Co.* (Oil & Gas)	12,412	$101,406
Pathmark Stores, Inc.* (Food)	9,416	104,988
Payless ShoeSource, Inc.* (Retail)	5,992	196,657
Peet’s Coffee & Tea, Inc.* (Beverages)	3,424	89,846
Penn Virginia Corp. (Oil & Gas)	2,140	149,885
Penwest Pharmaceuticals Co.* (Pharmaceuticals)	3,852	64,020
Per-Se Technologies, Inc.* (Software)	4,708	130,788
Pericom Semiconductor Corp.* (Semiconductors)	11,556	132,547
Perot Systems Corp.—Class A* (Computers)	8,988	147,313
Perrigo Co. (Pharmaceuticals)	8,560	148,088
Perry Ellis International, Inc.* (Apparel)	4,280	175,480
Petrohawk Energy Corp.* (Oil & Gas)	7,704	88,596
PFF Bancorp, Inc. (Savings & Loans)	5,992	206,784
PHH Corp.* (Commercial Services)	5,136	148,276
Phillips-Van Heusen Corp. (Apparel)	5,136	257,673
Photronics, Inc.* (Semiconductors)	5,992	97,909
Pier 1 Imports, Inc. (Retail)	9,844	58,572
Pilgrim’s Pride Corp. (Food)	3,852	113,364
Pinnacle Entertainment, Inc.* (Entertainment)	4,708	156,023
Pioneer Drilling Co.* (Oil & Gas)	5,564	73,890
Piper Jaffray* (Diversified Financial Services)	2,140	139,421
Placer Sierra Bancshares (Banks)	5,564	132,256
Plantronics, Inc. (Telecommunications)	4,708	99,810
Plexus Corp.* (Electronics)	4,280	102,206
PNM Resources, Inc. (Electric)	7,276	226,285
Polaris Industries, Inc. (Leisure Time)	3,852	180,389
Polycom, Inc.* (Telecommunications)	8,132	251,359
PolyMedica Corp. (Healthcare-Products)	2,568	103,773
PolyOne Corp.* (Chemicals)	11,556	86,670
Portfolio Recovery Associates, Inc.* (Diversified Financial Services)	2,140	99,917
Potlatch Corp. (Forest Products & Paper)	3,852	168,795
Powerwave Technologies, Inc.* (Telecommunications)	11,556	74,536
Preferred Bank (Banks)	4,708	282,904
Premiere Global Services, Inc.* (Telecommunications)	11,128	105,048
Priceline.com, Inc.* (Internet)	2,996	130,656
PrivateBancorp, Inc. (Banks)	3,852	160,359
ProAssurance Corp.* (Insurance)	3,852	192,292
Progenics Pharmaceuticals, Inc.* (Pharmaceuticals)	3,852	99,150
Progress Software Corp.* (Software)	4,708	131,494
Prosperity Bancshares, Inc. (Banks)	5,136	177,243
PSS World Medical, Inc.* (Healthcare-Products)	7,276	142,100
Psychiatric Solutions, Inc.* (Healthcare-Services)	5,136	192,703
Quanex Corp. (Metal Fabricate/Hardware)	3,424	118,436
Quantum Corp.* (Computers)	29,960	69,507
Quest Resource Corp.* (Oil & Gas)	5,992	60,519
Quest Software, Inc.* (Software)	7,276	106,593
Quiksilver, Inc.* (Apparel)	11,984	188,748
Rackable Systems, Inc.* (Computers)	2,568	79,531
Radio One, Inc.—Class D* (Media)	11,556	77,887
RadiSys Corp.* (Computers)	4,280	71,348
Ralcorp Holdings, Inc.* (Food)	2,996	152,466
Ramco-Gershenson Properties Trust (REIT)	6,848	261,183
RBC Bearings, Inc.* (Metal Fabricate/Hardware)	4,280	122,665
RCN Corp.* (Telecommunications)	5,136	154,850
Reader’s Digest Association, Inc. (Media)	11,984	200,133
RealNetworks, Inc.* (Internet)	10,700	117,058
Red Robin Gourmet Burgers, Inc.* (Retail)	2,140	76,719
Redback Networks, Inc.* (Internet)	5,564	138,766
Regal-Beloit Corp. (Hand/Machine Tools)	2,996	157,320
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	5,992	120,259
Regis Corp. (Retail)	4,280	169,231
Rent-A-Center, Inc.* (Commercial Services)	6,420	189,455
Rentech, Inc.* (Environmental Control)	16,692	62,929
Republic Bancorp, Inc. (Banks)	14,980	201,631
Republic Property Trust (REIT)	11,984	138,295
Resources Connection, Inc.* (Commercial Services)	5,136	163,530
Rewards Network, Inc.* (Commercial Services)	9,844	68,416
RF Micro Devices, Inc.* (Telecommunications)	18,404	124,963
Rofin-Sinar Technologies, Inc.* (Electronics)	2,140	129,384
Rogers Corp.* (Electronics)	2,140	126,581
RTI International Metals, Inc.* (Mining)	2,140	167,391
Ruby Tuesday, Inc. (Retail)	5,992	164,420
Rush Enterprises, Inc.* (Retail)	4,708	79,659
Ryerson, Inc. (Iron/Steel)	2,996	75,170
Safety Insurance Group, Inc. (Insurance)	2,568	130,223
Saia, Inc.* (Transportation)	2,996	69,537
Salix Pharmaceuticals, Ltd.* (Pharmaceuticals)	6,420	78,131
ScanSource, Inc.* (Distribution/Wholesale)	3,852	117,101
Schnitzer Steel Industries, Inc.—Class A (Iron/Steel)	2,568	101,950
Sciele Pharma, Inc.* (Pharmaceuticals)	3,424	82,176
Seabright Insurance Holdings* (Insurance)	5,564	100,208
Select Comfort Corp.* (Retail)	5,136	89,315
Semtech Corp.* (Semiconductors)	8,132	106,285
Shuffle Master, Inc.* (Entertainment)	3,852	100,922
Signature Bank* (Banks)	5,136	159,113
Silicon Image, Inc.* (Semiconductors)	10,272	130,660
Simpson Manufacturing Co., Inc. (Building Materials)	3,852	121,916
Sinclair Broadcast Group, Inc.—Class A (Media)	11,128	116,844
SiRF Technology Holdings, Inc.* (Semiconductors)	4,708	120,148
Sirona Dental Systems, Inc. (Healthcare-Products)	2,140	82,411
Skyline Corp. (Home Builders)	2,996	120,499
SkyWest, Inc. (Airlines)	5,992	152,856
Skyworks Solutions, Inc.* (Semiconductors)	17,120	121,210
Sohu.com, Inc.* (Internet)	2,996	71,904
Sonic Corp.* (Retail)	8,560	205,013
SonicWALL, Inc.* (Internet)	9,416	79,283
SonoSite, Inc.* (Healthcare-Products)	2,568	79,428
Sonus Networks, Inc.* (Telecommunications)	25,252	166,411
Sotheby’s (Commercial Services)	5,564	172,595
Southwest Bancorp, Inc. (Banks)	6,848	190,785
Southwest Gas Corp. (Water)	7,704	106,007
Spartan Stores, Inc. (Food)	6,420	134,371
Spartech Corp. (Chemicals)	5,136	134,666
Spherion Corp.* (Commercial Services)	8,988	66,781
Spirit Finance Corp. (REIT)	14,980	186,801
SPSS, Inc.* (Software)	2,568	77,220
SRA International, Inc.—Class A* (Computers)	3,852	103,002
Stage Stores, Inc. (Retail)	3,424	104,055
Stamps.com, Inc.* (Internet)	2,568	40,446
Standex International Corp. (Miscellaneous Manufacturing)	4,708	141,852
Stepan Co. (Chemicals)	3,852	121,993
STERIS Corp. (Healthcare-Products)	6,420	161,591
Sterling Bancorp (Banks)	6,848	134,906
Sterling Bancshares, Inc. (Banks)	14,766	192,253
Sterling Financial Corp.—Spokane (Savings & Loans)	4,708	159,177
Steven Madden, Ltd. (Apparel)	2,996	105,130
Stone Energy Corp.* (Oil & Gas)	2,568	90,779
Strategic Hotels & Resorts, Inc. (REIT)	8,132	177,196
Strayer Education, Inc. (Commercial Services)	1,284	136,168
Sun-Times Media Group, Inc.—Class A (Media)	14,980	73,552
Sunrise Assisted Living, Inc.* (Healthcare-Services)	4,280	131,482
Sunstone Hotel Investors, Inc. (REIT)	6,420	171,607
Superior Essex, Inc.* (Electrical Components & Equipment)	2,996	99,617
SVB Financial Group* (Banks)	4,280	199,534
Swift Energy Co.* (Oil & Gas)	2,996	134,251

See accompanying notes to the financial statements.

17

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

SWS Group, Inc. (Diversified Financial Services)	4,280	$152,796
Sybase, Inc.* (Software)	8,132	200,860
Sycamore Networks, Inc.* (Telecommunications)	23,968	90,120
Sykes Enterprises, Inc.* (Computers)	4,708	83,049
Symyx Technologies, Inc.* (Chemicals)	4,708	101,646
Synagro Technologies, Inc. (Environmental Control)	22,256	98,372
Take-Two Interactive Software, Inc.* (Software)	7,704	136,823
TALX Corp. (Computers)	3,852	105,737
Tanger Factory Outlet Centers, Inc. (REIT)	5,136	200,715
Technitrol, Inc. (Electronics)	5,136	122,699
Tekelec* (Telecommunications)	7,276	107,903
Teledyne Technologies, Inc.* (Aerospace/Defense)	3,852	154,581
Telik, Inc.* (Biotechnology)	6,848	30,337
Tempur-Pedic International, Inc.* (Home Furnishings)	5,992	122,596
Tenneco Automotive, Inc.* (Auto Parts & Equipment)	4,708	116,382
Tessera Technologies, Inc.* (Semiconductors)	5,136	207,187
Tetra Tech, Inc.* (Environmental Control)	6,848	123,879
Texas Industries, Inc. (Building Materials)	2,140	137,452
Texas Roadhouse, Inc.—Class A* (Retail)	7,704	102,155
The BISYS Group, Inc.* (Computers)	11,556	149,188
The Cato Corp.—Class A (Retail)	4,280	98,055
The Children’s Place Retail Stores, Inc.* (Retail)	2,140	135,933
The Commerce Group, Inc. (Insurance)	5,992	178,262
The Finish Line, Inc.—Class A (Retail)	5,992	85,566
The Genlyte Group, Inc.* (Building Materials)	2,568	200,587
The Geo Group, Inc.* (Commercial Services)	3,852	144,527
The Gymboree Corp.* (Apparel)	3,424	130,660
The Hain Celestial Group, Inc.* (Food)	4,280	133,579
The Medicines Co.* (Pharmaceuticals)	6,420	203,642
The Men’s Wearhouse, Inc. (Retail)	4,280	163,753
The Mills Corp. (REIT)	5,564	111,280
The Nautilus Group, Inc. (Leisure Time)	5,136	71,904
The Pantry, Inc.* (Retail)	2,140	100,238
The Phoenix Cos., Inc. (Insurance)	11,556	183,625
The Standard Register Co. (Household Products/Wares)	8,132	97,584
The Steak n Shake Co.* (Retail)	6,420	112,992
The Stride Rite Corp. (Apparel)	9,416	141,993
The Timberland Co.—Class A* (Apparel)	5,136	162,195
The Topps Co., Inc. (Toys/Games/Hobbies)	13,268	118,085
The TriZetto Group, Inc.* (Internet)	6,848	125,798
The Ultimate Software Group, Inc.* (Software)	3,852	89,598
The Warnaco Group, Inc.* (Apparel)	5,564	141,214
Thoratec Corp.* (Healthcare-Products)	5,992	105,339
THQ, Inc.* (Software)	5,992	194,860
Tibco Software, Inc.* (Internet)	20,544	193,935
Time Warner Telecom, Inc.—Class A* (Telecommunications)	7,704	153,541
Transaction Systems Architect, Inc.* (Software)	3,424	111,520
Tredegar Corp. (Miscellaneous Manufacturing)	5,992	135,479
TreeHouse Foods, Inc.* (Food)	4,280	133,536
Triarc Cos., Inc. (Retail)	9,416	188,320
Trico Marine Services, Inc.* (Oil & Gas Services)	3,424	131,173
Trident Microsystems, Inc.* (Software)	5,992	108,935
TriQuint Semiconductor, Inc.* (Semiconductors)	20,544	92,448
Trump Entertainment Resorts, Inc.* (Lodging)	4,708	85,874
Trustreet Properties, Inc. (REIT)	9,416	158,660
TTM Technologies, Inc.* (Electronics)	5,564	63,040
Tupperware Corp. (Household Products/Wares)	7,276	164,511
Tween Brands, Inc.* (Retail)	2,996	119,630
Tyler Technologies, Inc.* (Computers)	8,560	120,354
U-Store-It Trust (REIT)	6,848	140,726
UAP Holding Corp. (Chemicals)	5,992	150,879
UCBH Holdings, Inc. (Banks)	11,128	195,408
Umpqua Holdings Corp. (Banks)	7,276	214,133
Under Armour, Inc.—Class A* (Retail)	2,140	107,963
United Fire & Casualty Co. (Insurance)	3,424	120,696
United Natural Foods, Inc.* (Food)	4,280	153,737
United Online, Inc. (Internet)	8,132	107,993
United Stationers, Inc.* (Distribution/Wholesale)	2,996	139,882
United Surgical Partners International, Inc.* (Healthcare-Services)	4,280	121,338
United Therapeutics Corp.* (Pharmaceuticals)	2,140	116,352
Universal Compression Holdings, Inc.* (Oil & Gas Services)	2,568	159,498
Universal Corp. (Agriculture)	3,424	167,810
Universal Forest Products, Inc. (Building Materials)	1,712	79,813
USA Mobility, Inc. (Telecommunications)	3,852	86,169
USEC, Inc.* (Mining)	9,416	119,772
UTStarcom, Inc.* (Telecommunications)	13,268	116,095
Vail Resorts, Inc.* (Entertainment)	3,424	153,464
Valassis Communications, Inc.* (Commercial Services)	5,136	74,472
Valeant Pharmaceuticals International (Pharmaceuticals)	8,988	154,953
Valmont Industries, Inc. (Metal Fabricate/Hardware)	2,140	118,749
ValueClick, Inc.* (Internet)	9,844	232,613
Varian Semiconductor Equipment Associates, Inc.* (Semiconductors)	5,136	233,792
Varian, Inc.* (Electronics)	3,424	153,361
Veeco Instruments, Inc.* (Semiconductors)	3,852	72,148
Ventana Medical Systems, Inc.* (Healthcare-Products)	2,996	128,918
Veritas DGC, Inc.* (Oil & Gas Services)	3,424	293,198
ViaSat, Inc.* (Telecommunications)	3,424	102,069
Viasys Healthcare, Inc.* (Healthcare-Products)	3,852	107,163
Virginia Commerce Bancorp, Inc.* (Banks)	5,564	110,612
Visteon Corp.* (Auto Parts & Equipment)	13,696	116,142
W Holding Co., Inc. (Banks)	17,548	104,586
W-H Energy Services, Inc.* (Oil & Gas Services)	2,996	145,875
W.R. Grace & Co.* (Chemicals)	7,276	144,065
Wabtec Corp. (Machinery-Diversified)	4,708	143,029
Waddell & Reed Financial, Inc.—Class A (Diversified Financial Services)	9,416	257,623
Warren Resources, Inc.* (Oil & Gas)	7,276	85,275
Washington Group International, Inc.* (Engineering & Construction)	2,568	153,541
Watsco, Inc. (Distribution/Wholesale)	2,568	121,107
Watson Wyatt Worldwide, Inc.—Class A (Commercial Services)	4,280	193,243
WebEx Communications, Inc.* (Internet)	3,852	134,396
webMethods, Inc.* (Internet)	8,560	63,002
Websense, Inc.* (Internet)	5,136	117,255
West Pharmaceutical Services, Inc. (Healthcare-Products)	3,424	175,412
Westamerica Bancorp (Banks)	4,708	238,366
Westar Energy, Inc. (Electric)	8,988	233,329
Whiting Petroleum Corp.* (Oil & Gas)	3,424	159,557
Wilshire Bancorp, Inc. (Banks)	6,848	129,907
Wind River Systems, Inc.* (Software)	8,560	87,740
Winnebago Industries, Inc. (Home Builders)	3,852	126,769
Winston Hotels, Inc. (REIT)	14,124	187,143
Wintrust Financial Corp. (Banks)	3,424	164,420
Witness Systems, Inc.* (Software)	4,280	75,028
WMS Industries, Inc.* (Leisure Time)	3,424	119,361
Wolverine World Wide, Inc. (Apparel)	5,992	170,892
World Acceptance Corp.* (Diversified Financial Services)	2,996	140,662

See accompanying notes to the financial statements.

18

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Common Stocks, continued
	Shares	Value

World Fuel Services Corp. (Retail)	2,996	$133,202
Worthington Industries, Inc. (Metal Fabricate/Hardware)	7,276	128,931
Wright Express Corp.* (Commercial Services)	4,280	133,408
Wright Medical Group, Inc.* (Healthcare-Products)	4,708	109,602
Yankee Candle Co., Inc. (Household Products/Wares)	4,280	146,718
Zale Corp.* (Retail)	5,136	144,887
Zenith National Insurance Corp. (Insurance)	3,852	180,697
Zoll Medical Corp.* (Healthcare-Products)	3,424	199,414
Zoran Corp.* (Semiconductors)	5,136	74,883
Zymogenetics, Inc.* (Pharmaceuticals)	5,136	79,968

TOTAL COMMON STOCKS
(Cost $87,484,855)		101,914,440

Repurchase Agreements (14.5%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $17,371,665 (Collateralized by $18,166,000 of various U.S. Government Agency Obligations, 3.00% - 5.875%, 8/15/07-3/21/11, market value $17,712,048)	$17,362,000	17,362,000

TOTAL REPURCHASE AGREEMENTS
(Cost $17,362,000)		17,362,000

Rights/Warrants(NM)
	Shares

Affordable Residential Properties (REIT)	8,988	7,939

TOTAL RIGHTS/WARRANTS
(Cost $0)		7,939

TOTAL INVESTMENT SECURITIES
(Cost $104,846,855)—99.4%		119,284,379
Net other assets (liabilities)—0.6%		663,245

NET ASSETS—100.0%		$119,947,624

*	Non-income producing security
+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
REIT	Real Estate Investment Trust
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $15,070,800)	38	$(182,571)

Futures Contracts Sold
E-Mini Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $6,266,280)	79	(3,563)

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/07	$5,028,392	$(65,261)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/07	4,249,402	(56,093)

ProFund VP Small-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.2%
Aerospace/Defense	1.1%
Aerospace/Defense Equipment	0.1%
Agriculture	0.3%
Airlines	0.5%
Apparel	1.5%
Auto Manufacturers	0.2%
Auto Parts & Equipment	0.9%
Banks	5.7%
Beverages	0.2%
Biotechnology	1.9%
Building Materials	0.8%
Chemicals	1.4%
Coal	0.1%
Commercial Services	4.9%
Computers	2.7%
Distribution/Wholesale	0.9%
Diversified Financial Services	2.0%
Electric	1.8%
Electrical Components & Equipment	0.8%
Electronics	1.8%
Energy-Alternate Sources	0.2%
Engineering & Construction	0.6%
Entertainment	0.7%
Environmental Control	0.3%
Food	1.1%
Forest Products & Paper	0.3%
Gas	0.2%
Hand/Machine Tools	0.3%
Healthcare-Products	3.2%
Healthcare-Services	1.4%
Home Builders	0.6%
Home Furnishings	0.4%
Household Products/Wares	0.8%
Insurance	1.7%
Internet	3.2%
Investment Companies	0.4%
Iron/Steel	0.7%
Leisure Time	0.7%
Lodging	0.5%
Machinery-Construction & Mining	0.2%
Machinery-Diversified	1.0%
Media	1.5%
Metal Fabricate/Hardware	0.7%
Mining	0.6%
Miscellaneous Manufacturing	1.2%
Office Furnishings	0.2%
Office/Business Equipment	0.1%
Oil & Gas	2.4%

See accompanying notes to the financial statements.

19

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2006

Oil & Gas Services	1.6%
Packaging & Containers	0.3%
Pharmaceuticals	3.0%
Real Estate Investment Trust	5.4%
Retail	5.6%
Savings & Loans	1.3%
Semiconductors	3.0%
Software	3.2%
Storage/Warehousing	0.1%
Telecommunications	4.4%
Toys/Games/Hobbies	0.3%
Transportation	1.3%
Trucking & Leasing	0.1%
Water	0.3%
Other**	15.1%

**	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

20

PROFUNDS VP ProFund VP Small-Cap

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $87,484,855)	$101,922,379
Repurchase agreements, at cost	17,362,000

Total Investment Securities	119,284,379
Cash	93,795
Segregated securities balances with brokers for futures contracts	322,273
Dividends and interest receivable	123,844
Receivable for capital shares issued	653,840
Prepaid expenses	509

Total Assets	120,478,640

Liabilities:
Unrealized loss on swap agreements	121,354
Variation margin on futures contracts	92,153
Advisory fees payable	84,221
Management services fees payable	11,229
Administration fees payable	3,347
Administrative services fees payable	83,638
Distribution fees payable	83,744
Trustee fees payable	21
Transfer agency fees payable	3,244
Fund accounting fees payable	5,131
Compliance services fees payable	2,361
Other accrued expenses	40,573

Total Liabilities	531,016

Net Assets	$119,947,624

Net Assets consist of:
Capital	$94,872,258
Accumulated net investment income (loss)	574,522
Accumulated net realized gains (losses) on investments	10,370,808
Net unrealized appreciation (depreciation) on investments	14,130,036

Net Assets	$119,947,624

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,220,619

Net Asset Value (offering and redemption price per share)	$37.24

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$1,417,214
Dividends	1,043,370

Total Investment Income	2,460,584

Expenses:
Advisory fees	910,358
Management services fees	182,073
Administration fees	37,451
Transfer agency fees	35,772
Administrative services fees	301,769
Distribution fees	303,453
Custody fees	24,008
Fund accounting fees	56,749
Trustee fees	1,551
Compliance services fees	2,816
Other fees	70,067

Total Gross Expenses before reductions	1,926,067
Less Expenses reduced by the Advisor	(40,005)

Total Net Expenses	1,886,062

Net Investment Income (Loss)	574,522

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	9,247,436
Net realized gains (losses) on futures contracts	714,274
Net realized gains (losses) on swap agreements	1,346,161
Change in net unrealized appreciation/depreciation on investments	4,127,076

Net Realized and Unrealized Gains (Losses) on Investments	15,434,947

Change in Net Assets Resulting from Operations	$16,009,469

See accompanying notes to the financial statements.

21

PROFUNDS VP ProFund VP Small-Cap

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$574,522	$(15,637)
Net realized gains (losses) on investments	11,307,871	4,500,212
Change in net unrealized appreciation/depreciation on investments	4,127,076	(4,009,762)

Change in net assets resulting from operations	16,009,469	474,813

Distributions to Shareholders From:
Net realized gains on investments	(1,937,600)	(12,777,971)

Change in net assets resulting from distributions	(1,937,600)	(12,777,971)

Capital Transactions:
Proceeds from shares issued	195,973,365	145,139,602
Dividends reinvested	1,937,600	12,777,971
Value of shares redeemed	(209,143,242)	(176,334,188)

Change in net assets resulting from capital transactions	(11,232,277)	(18,416,615)

Change in net assets	2,839,592	(30,719,773)
Net Assets:
Beginning of period	117,108,032	147,827,805

End of period	$119,947,624	$117,108,032

Accumulated net investment income (loss)	$574,522	$—

Share Transactions:
Issued	5,545,049	4,296,386
Reinvested	55,839	384,415
Redeemed	(5,934,020)	(5,240,962)

Change in shares	(333,132)	(560,161)

See accompanying notes to the financial statements.

22

PROFUNDS VP ProFund VP Small-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$32.95	$35.93	$31.62	$22.15	$28.56

Investment Activities:
Net investment income (loss)(a)	0.17	— (b)	(0.14)	(0.14)	(0.16)
Net realized and unrealized gains (losses) on investments	4.65	1.04	5.37	9.61	(6.25)

Total income (loss) from investment activities	4.82	1.04	5.23	9.47	(6.41)

Distributions to Shareholders From:
Net realized gains on investments	(0.53)	(4.02)	(0.92)	—	—

Net Asset Value, End of Period	$37.24	$32.95	$35.93	$31.62	$22.15

Total Return	14.75%	2.81%	16.74%	42.75%	(22.44)%

Ratios to Average Net Assets:
Gross expenses	1.59%	1.60%	1.61%	1.73%	1.97%
Net expenses	1.55%	1.60%	1.61%	1.73%	1.97%
Net investment income (loss)	0.47%	(0.01)%	(0.44)%	(0.52)%	(0.62)%

Supplemental Data:
Net assets, end of period (000’s)	$119,948	$117,108	$147,828	$127,335	$38,612
Portfolio turnover rate(c)	53%	67%	161%	189%	527%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

23

ProFund VP OTC

The ProFund VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index®. For the year ended December 31, 2006, the Fund had a total return of 5.46%, compared to a total return of 7.30%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Cisco Systems (+59.64%), Starbucks (+18.02%), and Apple Computer (+18.01%), while the bottom three performers in this group were Yahoo! (–34.81%), eBay (–30.43%), and Amgen (–13.38%.)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP OTC from January 22, 2001 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06
	1 Year	5 Year	Since Inception (1/22/01)
ProFund VP OTC	5.46%	0.65%	(8.15)%

NASDAQ-100 Index	7.30%	2.49%	(6.40)%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1  The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2  1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

24

PROFUNDS VP
ProFund VP OTC
Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP OTC seeks daily investment results, before fees and expenses that correspond to the daily performance of the NASDAQ-100 Index.

Market Exposure
Investment Type	% of Net Assets

Equity Securities	100.2%
Futures Contracts	0.4%

Total Exposure	100.6%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index - Composition
% of Index

Technology	40.3%
Communications	30.2%
Consumer Cyclical	14.9%
Consumer Non-Cyclical	11.1%
Industrial	3.0%
Basic Materials	0.3%
Energy	0.2%

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP OTC	December 31, 2006

Common Stocks (100.2%)
	Shares	Value

Activision, Inc.* (Software)	12,350	$212,914
Adobe Systems, Inc.* (Software)	28,120	1,156,294
Akamai Technologies, Inc.* (Internet)	7,410	393,619
Altera Corp.* (Semiconductors)	25,080	493,574
Amazon.com, Inc.* (Internet)	13,490	532,315
American Eagle Outfitters, Inc. (Retail)	11,400	355,794
American Power Conversion Corp. (Electrical Components & Equipment)	9,500	290,605
Amgen, Inc.* (Biotechnology)	26,790	1,830,024
Amylin Pharmaceuticals, Inc.* (Pharmaceuticals)	6,270	226,159
Apollo Group, Inc.—Class A* (Commercial Services)	8,550	333,194
Apple Computer, Inc.* (Computers)	58,520	4,964,836
Applied Materials, Inc. (Semiconductors)	35,340	652,023
Autodesk, Inc.* (Software)	11,780	476,619
BEA Systems, Inc.* (Software)	17,860	224,679
Bed Bath & Beyond, Inc.* (Retail)	18,810	716,661
Biogen Idec, Inc.* (Biotechnology)	18,050	887,880
Biomet, Inc. (Healthcare-Products)	16,150	666,510
Broadcom Corp.—Class A* (Semiconductors)	21,090	681,418
C.H. Robinson Worldwide, Inc. (Transportation)	8,170	334,071
Cadence Design Systems, Inc.* (Computers)	14,250	255,218
CDW Corp. (Distribution/Wholesale)	3,990	280,577
Celgene Corp.* (Biotechnology)	18,430	1,060,278
Check Point Software Technologies, Ltd.*ADR (Internet)	11,590	254,053
CheckFree Corp.* (Internet)	4,180	167,869
Cintas Corp. (Textiles)	9,500	377,245
Cisco Systems, Inc.* (Telecommunications)	106,780	2,918,297
Citrix Systems, Inc.* (Software)	10,640	287,812
Cognizant Technology Solutions Corp.* (Computers)	6,840	527,774
Comcast Corp.—Special Class A* (Media)	47,120	1,994,589
Comverse Technology, Inc.* (Telecommunications)	10,260	216,589
Costco Wholesale Corp. (Retail)	11,970	632,854
Dell, Inc.* (Computers)	41,230	1,034,461
DENTSPLY International, Inc. (Healthcare-Products)	7,220	215,517
Discovery Holding Co.—Class A* (Media)	11,780	189,540
eBay, Inc.* (Internet)	51,110	1,536,878
EchoStar Communications Corp.—Class A* (Media)	10,450	397,414
Electronic Arts, Inc.* (Software)	15,390	775,040
Expedia, Inc.* (Internet)	16,150	338,827
Expeditors International of Washington, Inc. (Transportation)	10,260	415,530
Express Scripts, Inc.* (Pharmaceuticals)	5,890	421,724
Fastenal Co. (Distribution/Wholesale)	7,030	252,236
Fiserv, Inc.* (Software)	10,640	557,749
Flextronics International, Ltd.*ADR (Electronics)	30,970	355,536
Garmin, Ltd.ADR (Electronics)	9,880	549,920
Genzyme Corp.* (Biotechnology)	16,150	994,517
Gilead Sciences, Inc.* (Pharmaceuticals)	22,230	1,443,394
Google, Inc.—Class A* (Internet)	6,650	3,062,192
IAC/InterActiveCorp* (Internet)	15,010	557,772
Infosys Technologies, Ltd.ADR (Software)	5,510	300,626
Intel Corp. (Semiconductors)	99,370	2,012,243
Intuit, Inc.* (Software)	21,660	660,847
Intuitive Surgical, Inc.* (Healthcare-Products)	1,900	182,210
Joy Global, Inc. (Machinery-Construction & Mining)	5,700	275,538
Juniper Networks, Inc.* (Telecommunications)	18,240	345,466
KLA-Tencor Corp. (Semiconductors)	11,780	586,055
Lam Research Corp.* (Semiconductors)	7,220	365,476
Lamar Advertising Co.* (Advertising)	3,990	260,906
Level 3 Communications, Inc.* (Telecommunications)	56,430	316,008
Liberty Global, Inc.—Class A* (Media)	10,260	299,079
Liberty Media Holding Corp.—Interactive Series A* (Internet)	29,830	643,433
Linear Technology Corp. (Semiconductors)	19,760	599,123
Marvell Technology Group, Ltd.*ADR (Semiconductors)	27,550	528,685
Maxim Integrated Products, Inc. (Semiconductors)	22,040	674,865
MedImmune, Inc.* (Biotechnology)	12,540	405,920
Microchip Technology, Inc. (Semiconductors)	8,740	285,798
Microsoft Corp. (Software)	166,630	4,975,571
Millicom International Cellular SA*ADR (Telecommunications)	4,750	292,790
Monster Worldwide, Inc.* (Internet)	6,460	301,294
Network Appliance, Inc.* (Computers)	19,190	753,783
NII Holdings, Inc.—Class B* (Telecommunications)	7,410	477,500
NTL, Inc. (Telecommunications)	17,480	441,195
NVIDIA Corp.* (Semiconductors)	17,100	632,871
Oracle Corp.* (Software)	106,590	1,826,953
PACCAR, Inc. (Auto Manufacturers)	13,680	887,832
Patterson Cos., Inc.* (Healthcare-Products)	6,650	236,142
Patterson-UTI Energy, Inc. (Oil & Gas)	7,980	185,375
Paychex, Inc. (Commercial Services)	17,860	706,184
Petsmart, Inc. (Retail)	6,840	197,402
Qualcomm, Inc. (Telecommunications)	98,230	3,712,112
Research In Motion, Ltd.*ADR (Computers)	9,120	1,165,354
Ross Stores, Inc. (Retail)	6,840	200,412

See accompanying notes to the financial statements.

25

PROFUNDS VP	Schedule of Portfolio Investments
ProFund VP OTC	December 31, 2006

Common Stocks, continued
	Shares	Value

SanDisk Corp.* (Computers)	10,260	$441,488
Sears Holdings Corp.* (Retail)	7,980	1,340,081
Sepracor, Inc.* (Pharmaceuticals)	5,320	327,606
Sigma-Aldrich Corp. (Chemicals)	3,040	236,269
Sirius Satellite Radio, Inc.* (Media)	75,050	265,677
Staples, Inc. (Retail)	23,940	639,198
Starbucks Corp.* (Retail)	51,680	1,830,506
Sun Microsystems, Inc.* (Computers)	75,430	408,831
Symantec Corp.* (Internet)	48,260	1,006,221
Telefonaktiebolaget LM EricssonADR (Telecommunications)	4,940	198,736
Tellabs, Inc.* (Telecommunications)	12,350	126,711
Teva Pharmaceutical Industries, Ltd.ADR (Pharmaceuticals)	29,830	927,116
VeriSign, Inc.* (Internet)	11,210	269,601
Vertex Pharmaceuticals, Inc.* (Biotechnology)	6,460	241,733
Whole Foods Market, Inc. (Food)	6,650	312,085
Wynn Resorts, Ltd. (Lodging)	5,510	517,114
Xilinx, Inc. (Semiconductors)	22,040	524,772
XM Satellite Radio Holdings, Inc.—Class A* (Media)	15,580	225,131
Yahoo!, Inc.* (Internet)	32,110	820,089

TOTAL COMMON STOCKS
(Cost $45,673,949)		73,894,604

Repurchase Agreements (2.2%)
	Principal
	Amount

UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $1,656,922 (Collateralized by $1,672,000 Federal National Mortgage Association, 5.25%, 4/15/07, market value $1,689,619)	$1,656,000	1,656,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,656,000)		1,656,000

TOTAL INVESTMENT SECURITIES
(Cost $47,329,949)—102.4%		75,550,604
Net other assets (liabilities)—(2.4)%		(1,761,721)

NET ASSETS—100.0%		$73,788,883

* Non-income producing security
ADR American Depositary Receipt

Futures Contracts Purchased
		Unrealized
		Appreciation
	Contracts	(Depreciation)

NASDAQ Futures Contract expiring March 2007 (Underlying face amount at value $4,792,500)	27	$(27,422)

Futures Contracts Sold

E-Mini NASDAQ Futures Contract expiring March 2007 (Underlying face amount at value $4,435,625)	125	79,094

ProFund VP OTC invested, as a percentage of net assets, in the following industries, as of December 31, 2006:

Advertising	0.4%
Auto Manufacturers	1.2%
Biotechnology	7.3%
Chemicals	0.3%
Commercial Services	1.4%
Computers	12.9%
Distribution/Wholesale	0.7%
Electrical Components & Equipment	0.4%
Electronics	1.2%
Food	0.4%
Healthcare-Products	1.8%
Internet	13.4%
Lodging	0.7%
Machinery-Construction & Mining	0.4%
Media	4.6%
Oil & Gas	0.3%
Pharmaceuticals	4.5%
Retail	8.0%
Semiconductors	10.9%
Software	15.6%
Telecommunications	12.3%
Textiles	0.5%
Transportation	1.0%
Other**	(0.2)%

** Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

26

PROFUNDS VP
ProFund VP OTC

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $45,673,949)	$73,894,604
Repurchase agreements, at cost	1,656,000

Total Investment Securities	75,550,604
Segregated cash balances with brokers for futures contracts	164,839
Dividends and interest receivable	49,866
Receivable for capital shares issued	397,464
Variation margin on futures contracts	839
Prepaid expenses	377

Total Assets	76,163,989

Liabilities:
Cash overdraft	334
Payable for capital shares redeemed	2,239,619
Advisory fees payable	51,830
Management services fees payable	6,911
Administration fees payable	2,134
Administrative services fees payable	26,521
Distribution fees payable	20,004
Trustee fees payable	13
Transfer agency fees payable	2,069
Fund accounting fees payable	3,065
Compliance services fees payable	1,458
Other accrued expenses	21,148

Total Liabilities	2,375,106

Net Assets	$73,788,883

Net Assets consist of:
Capital	$86,653,934
Accumulated net realized gains (losses) on investments	(41,137,378)
Net unrealized appreciation (depreciation) on investments	28,272,327

Net Assets	$73,788,883

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	4,662,440

Net Asset Value (offering and redemption price per share)	$15.83

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$406,206
Interest	101,587

Total Investment Income	507,793

Expenses:
Advisory fees	587,759
Management services fees	117,552
Administration fees	24,163
Transfer agency fees	22,800
Administrative services fees	317,940
Distribution fees	195,920
Custody fees	20,413
Fund accounting fees	33,683
Trustee fees	1,026
Compliance services fees	1,776
Other fees	35,687

Total Gross Expenses before reductions	1,358,719
Less Expenses reduced by the Advisor	(27,236)

Total Net Expenses	1,331,483

Net Investment Income (Loss)	(823,690)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	1,592,962
Net realized gains (losses) on futures contracts	(162,071)
Change in net unrealized appreciation/depreciation on investments	738,142

Net Realized and Unrealized Gains (Losses) on Investments	2,169,033

Change in Net Assets Resulting from Operations	$1,345,343

See accompanying notes to the financial statements.

27

PROFUNDS VP
ProFund VP OTC
Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$(823,690)	$(1,067,360)
Net realized gains (losses) on investments	1,430,891	10,900,187
Change in net unrealized appreciation/depreciation on investments	738,142	(11,245,120)

Change in net assets resulting from operations	1,345,343	(1,412,293)

Distributions to Shareholders From:
Net realized gains on investments	—	(7,915,930)

Change in net assets resulting from distributions	—	(7,915,930)

Capital Transactions:
Proceeds from shares issued	288,617,735	440,878,622
Dividends reinvested	—	7,915,930
Value of shares redeemed	(306,504,615)	(506,279,614)

Change in net assets resulting from capital transactions	(17,886,880)	(57,485,062)

Change in net assets	(16,541,537)	(66,813,285)
Net Assets:
Beginning of period	90,330,420	157,143,705

End of period	$73,788,883	$90,330,420

Share Transactions:
Issued	18,911,700	28,942,278
Reinvested	—	539,968
Redeemed	(20,269,034)	(33,012,499)

Change in shares	(1,357,334)	(3,530,253)

See accompanying notes to the financial statements.

28

PROFUNDS VP
ProFund VP OTC

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$15.01	$16.45	$15.79	$10.76	$17.53

Investment Activities:
Net investment income (loss)(a)	(0.16)	(0.18)	(0.12)	(0.22)	(0.23)
Net realized and unrealized gains (losses) on investments	0.98	0.18 (b)	1.42	5.25	(6.54)

Total income (loss) from investment activities	0.82	—	1.30	5.03	(6.77)

Distributions to Shareholders From:
Net realized gains on investments	—	(1.44)	(0.64)	—	—

Net Asset Value, End of Period	$15.83	$15.01	$16.45	$15.79	$10.76

Total Return	5.46%	0.18%	8.53%	46.75%	(38.62)%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.84%	1.87%	1.95%	2.03%
Net expenses	1.70%	1.84%	1.87%	1.95%	1.98%
Net investment income (loss)	(1.05)%	(1.21)%	(0.75)%	(1.68)%	(1.75)%

Supplemental Data:
Net assets, end of period (000’s)	$73,789	$90,330	$157,144	$154,003	$76,250
Portfolio turnover rate(c)	258%	387%	540%	510%	534%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

29

ProFund VP Short Small-Cap

The ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Russell 2000® Index. For the year ended December 31, 2006, the Fund had a total return of –11.73%, compared to a total return of 18.44%1 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

Among the ten highest weighted index components at the beginning of the period that remained in the index for the entire period, the top three performers were Varian Semiconductor (+55.43%), ValueClick (+30.48%), and Hologic (+24.68%), while the bottom three performers in this group were MicroSemi (–28.96%), United Stationers (–3.73%), and UCBH Holdings (–1.12%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Small-Cap from September 3, 2002 (inception date) to December 31, 2006 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/06

	1 Year	Since Inception (9/3/02)

ProFund VP Short Small-Cap	(11.73)%	(15.24)%

Russell 2000 Index	18.44%	19.94%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.
1 The Index is a price return index. The return of the index reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
2 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

30

PROFUNDS VP ProFund VP Short Small-Cap

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses that correspond to the inverse of the daily performance of the Russell 2000 Index.
Market Exposure
Investment Type	% of Net Assets

Futures Contracts	(63.2)%
Swap Agreements	(36.6)%
Options	NM

Total Exposure	(99.8)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NM Not meaningful, amount is less than 0.05%.
Russell 2000 Index - Composition
% of Index

Financial	22.0%
Consumer Non-Cyclical	19.3%
Consumer Cyclical	14.3%
Industrial	12.9%
Communications	9.8%
Technology	9.8%
Energy	5.0%
Basic Materials	3.8%
Utilities	3.0%
Diversified	0.1%

PROFUNDS VP ProFund VP Short Small-Cap	Schedule of Portfolio Investments December 31, 2006

U.S. Government Agency Obligations (76.4%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07+	$2,493,000	$2,492,682
Federal Farm Credit Bank, 4.60%, 1/2/07+	2,493,000	2,492,682
Federal Home Loan Bank, 4.60%, 1/2/07+	2,493,000	2,492,681
Federal National Mortgage Association, 4.60%, 1/2/07+	2,493,000	2,492,681

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,970,726)		9,970,726

Repurchase Agreements (19.1%)
UBS, 5.01%, 1/2/07, dated 12/29/06,+ with a repurchase price of $2,489,385 (Collateralized by $2,487,000 of various U.S. Government Agency Obligations, 5.25% - 5.875%, 4/15/07-3/21/11, market value $2,539,532)	2,488,000	2,488,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,488,000)		2,488,000

Options Purchased(NM)
	Contracts

Russell 2000 Futures Call Option 1100 expiring January 2007	100	800
Russell 2000 Futures Call Option 1100 expiring February 2007	50	950

TOTAL OPTIONS PURCHASED (Cost $4,425)		1,750

TOTAL INVESTMENT SECURITIES (Cost $12,463,151)—95.5%		12,460,476
Net other assets (liabilities)—4.5%		591,679

NET ASSETS—100.0%		$13,052,155

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
NM	Not meaningful, amount is less than 0.05%.

Futures Contracts Sold
		Unrealized
		Appreciation
	Contracts	(Depreciation)

E-Mini Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $317,280)	4	$200
Russell 2000 Futures Contract expiring March 2007 (Underlying face amount at value $7,932,000)	20	95,910

Swap Agreements
	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/07	$(597)	$8
Equity Index Swap Agreement based on the Russell 2000 Index expiring 1/29/07	(4,774,631)	61,847

See accompanying notes to the financial statements.

31

PROFUNDS VP ProFund VP Short Small-Cap

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $9,975,151)	$9,972,476
Repurchase agreements, at cost	2,488,000

Total Investment Securities	12,460,476
Segregated cash balances with brokers for futures contracts	407,477
Segregated cash balances with custodian for swap agreements	564
Interest receivable	1,039
Receivable for capital shares issued	937,827
Unrealized gain on swap agreements	61,855
Variation margin on futures contracts	81,626
Prepaid expenses	37

Total Assets	13,950,901

Liabilities:
Cash overdraft	81,043
Payable for capital shares redeemed	786,556
Advisory fees payable	8,538
Management services fees payable	1,139
Administration fees payable	430
Administrative services fees payable	4,809
Distribution fees payable	5,173
Trustee fees payable	3
Transfer agency fees payable	417
Fund accounting fees payable	607
Compliance services fees payable	665
Other accrued expenses	9,366

Total Liabilities	898,746

Net Assets	$13,052,155

Net Assets consist of:
Capital	$19,515,178
Accumulated net investment income (loss)	1,250,161
Accumulated net realized gains (losses) on investments	(7,868,474)
Net unrealized appreciation (depreciation) on investments	155,290

Net Assets	$13,052,155

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	895,233

Net Asset Value (offering and redemption price per share)	$14.58

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$1,827,499

Expenses:
Advisory fees	266,697
Management services fees	53,340
Administration fees	11,110
Transfer agency fees	10,124
Administrative services fees	119,472
Distribution fees	88,903
Custody fees	12,202
Fund accounting fees	15,483
Trustee fees	405
Compliance services fees	695
Other fees	15,230

Total Gross Expenses before reductions	593,661
Less Expenses reduced by the Advisor	(16,296)
Less Expenses reduced by the Administrator	(27)

Total Net Expenses	577,338

Net Investment Income (Loss)	1,250,161

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(21,016)
Net realized gains (losses) on futures contracts	(3,603,275)
Net realized gains (losses) on swap agreements	(3,719,732)
Change in net unrealized appreciation/depreciation on investments	94,691

Net Realized and Unrealized Gains (Losses) on Investments	(7,249,332)

Change in Net Assets Resulting from Operations	$(5,999,171)

See accompanying notes to the financial statements.

32

PROFUNDS VP ProFund VP Short Small-Cap

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$1,250,161	$284,372
Net realized gains (losses) on investments	(7,344,023)	(550,642)
Change in net unrealized appreciation/depreciation on investments	94,691	195,249

Change in net assets resulting from operations	(5,999,171)	(71,021)

Distributions to Shareholders From:
Net investment income	(284,372)	—

Change in net assets resulting from distributions	(284,372)	—

Capital Transactions:
Proceeds from shares issued	762,477,311	350,123,788
Dividends reinvested	284,372	—
Value of shares redeemed	(752,619,018)	(347,793,412)

Change in net assets resulting from capital transactions	10,142,665	2,330,376

Change in net assets	3,859,122	2,259,355
Net Assets:
Beginning of period	9,193,033	6,933,678

End of period	$13,052,155	$9,193,033

Accumulated net investment income (loss)	$1,250,161	$284,372

Share Transactions:
Issued	48,792,089	20,040,498
Reinvested	18,335	—
Redeemed	(48,468,287)	(19,892,414)

Change in shares	342,137	148,084

See accompanying notes to the financial statements.

33

PROFUNDS VP ProFund VP Short Small-Cap

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the	For the	For the	For the	For the period
	year ended	year ended	year ended	year ended	September 3, 2002(a) through
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$16.62	$17.12	$18.82	$28.74	$30.00

Investment Activities:
Net investment income (loss)(b)	0.56	0.23	(0.11)	(0.20)	(0.02)
Net realized and unrealized gains (losses) on investments	(2.50)	(0.73)	(1.59)	(9.72)	(1.24)

Total income (loss) from investment activities	(1.94)	(0.50)	(1.70)	(9.92)	(1.26)

Distributions to Shareholders From:
Net investment income	(0.10)	—	—	—	—

Net Asset Value, End of Period	$14.58	$16.62	$17.12	$18.82	$28.74

Total Return	(11.73)%	(2.92)%	(9.03)%	(34.52)%	(4.20	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.67%	1.90%	2.28%	2.71%	1.73%
Net expenses(d)	1.62%	1.90%	1.98%	1.98%	1.73%
Net investment income (loss)(d)	3.52%	1.36%	(0.62)%	(0.80)%	(0.23)%

Supplemental Data:
Net assets, end of period (000’s)	$13,052	$9,193	$6,934	$125	$2,173
Portfolio turnover rate(e)	—	—	—	—	—	(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition on derivative instruments (including swap agreements and futures contracts).

See accompanying notes to the financial statements.

34

ProFund VP Money Market

The ProFund VP Money Market seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. For the year ended December 31, 2006, the Fund returned 3.68%. The Fund’s seven-day yield, as of December 31, 2006, was 3.73%[1].

An investment in this ProFund VP is neither guaranteed nor insured by the FDIC or any other government agency. Although the ProFund VP strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this ProFund VP.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 1-888-776-3637.

[1] The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

35

PROFUNDS VP ProFund VP Money Market

Allocation of Portfolio Holdings & Index Composition (unaudited)
December 31, 2006

Investment Objective: The ProFund VP Money Market seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital.

Market Exposure
Investment Type	% of Net Assets

U.S. Government Agency Obligations	79.0%
Repurchase Agreements	19.7%

Total Exposure	98.7%

An investment in the ProFund VP Money Market is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund VP Money Market seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the ProFund VP Money Market.

PROFUNDS VP ProFund VP Money Market	Schedule of Portfolio Investments December 31, 2006

U.S. Government Agency Obligations (79.0%)
	Principal
	Amount	Value

Federal Agricultural Mortgage Corp., 4.60%, 1/2/07	$30,172,000	$30,168,145
Federal Farm Credit Bank, 4.60%, 1/2/07	30,172,000	30,168,144
Federal Home Loan Bank, 4.60%, 1/2/07	30,172,000	30,168,145
Federal National Mortgage Association, 4.60%, 1/2/07	30,172,000	30,168,145

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $120,672,579)		120,672,579

Repurchase Agreements (19.7%)
UBS, 5.01%, 1/2/07, dated 12/29/06, with a repurchase price of $30,169,785 (Collateralized by $30,594,000 Federal Home Loan Mortgage Corp., 2.375%, 2/15/07, market value $30,756,339)	30,153,000	30,153,000

TOTAL REPURCHASE AGREEMENTS
(Cost $30,153,000)		30,153,000

TOTAL INVESTMENT SECURITIES
(Cost $150,825,579)—98.7%		150,825,579
Net other assets (liabilities)—1.3%		1,924,009

NET ASSETS—100.0%		$152,749,588

See accompanying notes to the financial statements.

36

PROFUNDS VP ProFund VP Money Market

Statement of Assets and Liabilities
December 31, 2006

Assets:
Securities, at value (cost $120,672,579)	$120,672,579
Repurchase agreements, at cost	30,153,000

Total Investment Securities	150,825,579
Cash	947
Interest receivable	12,589
Receivable for capital shares issued	9,951,054
Prepaid expenses	556

Total Assets	160,790,725

Liabilities:
Payable for capital shares redeemed	7,812,216
Advisory fees payable	78,634
Management services fees payable	10,484
Administration fees payable	3,124
Administrative services fees payable	7,686
Distribution fees payable	85,029
Trustee fees payable	19
Transfer agency fees payable	3,029
Fund accounting fees payable	4,411
Compliance services fees payable	2,491
Other accrued expenses	34,014

Total Liabilities	8,041,137

Net Assets	$152,749,588

Net Assets consist of:
Capital	$152,749,588

Net Assets	$152,749,588

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	152,749,588

Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Interest	$6,627,876

Expenses:
Advisory fees	1,004,430
Management services fees	200,887
Administration fees	41,343
Transfer agency fees	39,806
Administrative services fees	21,754
Distribution fees	336,860
Custody fees	16,185
Fund accounting fees	57,617
Trustee fees	1,763
Compliance services fees	3,014
Other fees	58,083

Total Gross Expenses before reductions	1,781,742
Less Expenses reduced by the Advisor	(46,743)
Less Expenses reduced by the Administrator	(1,275)

Total Net Expenses	1,733,724

Net Investment Income (Loss)	4,894,152

Change in Net Assets Resulting from Operations	$4,894,152

See accompanying notes to the financial statements.

37

PROFUNDS VP ProFund VP Money Market

Statements of Changes in Net Assets
	For the	For the
	year ended	year ended
	December 31, 2006	December 31, 2005

From Investment Activities:
Operations:
Net investment income (loss)	$4,894,152	$837,611

Distributions to Shareholders From:
Net investment income	(4,894,152)	(837,611)

Change in net assets resulting from distributions	(4,894,152)	(837,611)

Capital Transactions:
Proceeds from shares issued	3,307,894,162	941,327,755
Dividends reinvested	4,894,152	837,611
Value of shares redeemed	(3,216,324,243)	(916,580,699)

Change in net assets resulting from capital transactions	96,464,071	25,584,667

Change in net assets	96,464,071	25,584,667
Net Assets:
Beginning of period	56,285,517	30,700,850

End of period	$152,749,588	$56,285,517

Share Transactions:
Issued	3,307,894,162	941,327,755
Reinvested	4,894,152	837,611
Redeemed	(3,216,324,243)	(916,580,699)

Change in shares	96,464,071	25,584,667

See accompanying notes to the financial statements.

38

PROFUNDS VP ProFund VP Money Market

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income (loss)	0.036	0.018	0.001	0.001	0.002

Distributions to Shareholders From:
Net investment income	(0.036)	(0.018)	(0.001)	(0.001)	(0.002)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	3.68%	1.80%	0.08%	0.12%	0.21%

Ratios to Average Net Assets:
Gross expenses	1.33%	1.34%	1.35%	1.43%	1.51%
Net expenses	1.29%	1.34%	1.15%	0.93%	1.32%
Net investment income (loss)	3.65%	1.91%	0.05%	0.12%	0.22%

Supplemental Data:
Net assets, end of period (000’s)	$152,750	$56,286	$30,701	$45,786	$69,179

See accompanying notes to the financial statements.

39

PROFUNDS VP
Notes to Financial Statements
December 31, 2006

1.	Organization

ProFunds (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP Bull, ProFund VP Small-Cap, ProFund VP OTC, ProFund VP Short Small-Cap and ProFund VP Money Market (collectively, the “ProFunds VP” and individually, a “ProFund VP”). The ProFunds VP, excluding ProFund VP Money Market, are referred to as the “non-money market ProFunds VP”. Each nonmoney market ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust and ProFunds VP enters into contracts with their vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP. However, based on experience, the ProFunds VP expect any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Security Valuation

Security prices are generally provided by a third party pricing service. The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the most recent closing price, if applicable, or at such other price that ProFund Advisors LLC (the “Advisor”) deems appropriate in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value. For the ProFund VP Money Market, investments are valued at amortized cost, in accordance with Rule 2a-7 of the 1940 Act.

For the non-money market ProFunds VP, debt securities, futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, fair valuation procedures as described below may be applied. Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a counterparty to a repurchase agreement with the ProFunds VP will be monitored by the Advisor.

40

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the ProFund VP’s custodian. In the event of a default or bankruptcy by a selling financial institution, the ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement.

Real Estate Investment Trusts

The non-money market ProFunds VP, may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Short Sales

The non-money market ProFunds VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short. During the period, there were no short sale transactions.

When-Issued and Delayed-Delivery Securities

Each non-money market ProFund VP, may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian for such when-issued or delayed-delivery securities. As of December 31, 2006, the ProFunds VP did not hold any when-issued or delayed-delivery securities.

Futures Contracts and Related Options

The non-money market ProFunds VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When the ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure

41

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Index Options

The non-money market ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash. All option contracts held as of December 31, 2006 are exchange traded.

Put and call options purchased are accounted for in the same manner as portfolio securities. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. The ProFunds VP did not write options during the period.

Foreign Currency Transactions

The accounting records of the ProFunds VP are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund VP denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ProFunds VP do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. During the period, there were no foreign currency transactions.

Swap Agreements

The non-money market ProFunds VP may enter into swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the ProFunds VP obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions of trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount are recorded as “unrealized gain or loss on swap agreements” and when cash is exchanged, which is generally no later than monthly, the gain or loss realized is recorded as “realized gains or losses on swap agreements”.

42

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

The non-money market ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund VP on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A ProFund VP will enter into swap agreements only with large, well-capitalized and well established financial institutions. The creditworthiness of each of the firms which is a party to a swap agreement is monitored by the Advisor. Swap agreements are collateralized by cash and certain securities as indicated on the Schedule of Portfolio Investments of each particular ProFund VP.

Investment Transactions and Related Income

During the period, investment transactions were accounted for no later than one business day following the trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

In addition to the five active ProFunds VP included in this report, ProFund Advisors LLC serves as the investment advisor for each of the additional 97 active ProFunds in the ProFunds Trust not included in this report and each of the three active Funds in the Access One Trust. Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one ProFund VP are allocated among the respective ProFunds VP based upon relative net assets or another reasonable basis. Expenses which are attributable to funds of the ProFunds and Access One Trust are allocated across the ProFunds and Access One Trust based upon relative net assets or another reasonable basis.

Distributions to Shareholders

Each of the ProFunds VP (except ProFund VP Money Market) intends to declare and distribute net investment income at least annually. ProFund VP Money Market declares dividends from net investment income daily and pays dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification.

Federal Income Taxes

Each of the ProFunds VP intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. The ProFunds VP have a tax year end of December 31st.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations as “Fees paid indirectly.”

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value

43

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the ProFunds VP do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each ProFund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

3.	Fees and Transactions with Affiliates

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP each pay the Advisor a fee at an annualized rate of 0.75%, of the average daily net assets of each respective ProFund VP.

BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays BISYS an annual fee based on the ProFund’s and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing. Administration fees include additional fees paid to BISYS by the Trust for support of the ProFunds VP Compliance Service Program. ProFunds Distributors, Inc. (the “Distributor”), an affiliate of BISYS, serves as the Trust’s distributor. Under the Amended and Restated Distribution Agreement dated July 1, 2006, for providing the distribution entity and infrastructure related platform the Distributor receives an annual fee of $150,000 in aggregate from the ProFunds and Access One Trusts. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full pursuant to the Distribution and Shareholder Services Plan, it is contemplated that the Advisor, or an affiliate of the Advisor will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. BISYS Fund Services Ohio, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees. As transfer agent for the ProFunds VP, BISYS Fund Services Ohio, Inc. receives a base fee, fees based on the number of Funds and reimbursement of certain expenses. As fund accounting agent for the ProFunds VP, BISYS Fund Services Ohio, Inc. receives an annual fee based on the ProFunds and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses. The Administrator voluntarily waived fees during the period as reflected on the Statement of Operations as Less Expenses reduced by the Administrator. These fees are not available to be recouped in subsequent years.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 0.25%, on an annualized basis, of its average daily net assets as reimbursement or compensation for distribution-related activities and/or shareholder services. Under the Plan, the Trust or ProFunds Distributors, Inc. may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 0.25% (on an annual basis) of the average daily net assets of the applicable ProFund VP attributable to, or held in the name of the Authorized Firm for, its clients. Each ProFund VP may pay different service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers. During the year ended December 31, 2006, the Advisor, as an Authorized Firm, was reimbursed $812,930 (unaudited) for expenses incurred under the Plan in aggregate relating to the Trust.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. Each of the two Independent Trustees are compensated $35,000 per year based on four regular meetings, plus a maximum of $2,500 for each additional board meeting, if applicable, in aggregate from the ProFunds and Access One Trust. Each of the two Independent Trustees were compensated $51,000 ($102,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds and Access One Trust for the year ended

44

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

December 31, 2006. Effective January 1, 2007, the Trust, together with Access One Trust and ProShares Trust (other trusts in the Fund Complex advised by the Advisor or an affiliate) will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Independent Trustees will also receive $3,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $1,000 for attending each telephonic meeting. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFunds VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of their average daily net assets (prior to May 1, 2006, at an annual rate of up to 0.50% of their average daily net assets) as reflected on the Statements of Operations as “Administrative services fees.”

Prior to May 1, 2006, the Advisor had contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP for the year ended December 31, 2006 in order to limit the annual operating expenses to an annualized rate of 1.98% of the average daily net assets of each ProFund VP (except ProFund VP Money Market). ProFund VP Money Market’s 1.35% of its average daily net assets.

Effective May 1, 2006, the Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP for the period from May 1, 2006 through December 31, 2006 in order to limit the annual operating expenses to an annualized rate of 1.63% of the average daily net assets of each ProFund VP (except ProFund VP Money Market). ProFund VP Money Market’s operating expense are limited to an annualized rate of 1.30% of its average daily net assets.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed the expense limit for the applicable period. As of December 31, 2006, the reimbursements that may potentially be made by the ProFunds VP are as follows:

Expires 12/31/09

ProFund VP OTC	$3,520

During the year ended December 31, 2006, the Advisor voluntarily waived additional management services fees in the amounts listed below for the ProFunds VP. These fees were voluntarily waived to maintain a more competitive expense ratio. These fees are not available to be recouped in subsequent years.

Waiver

ProFund VP Bull	$70,049
ProFund VP Small-Cap	40,005
ProFund VP OTC	23,716
ProFund VP Short Small-Cap	16,296
ProFund VP Money Market	46,743

4.	Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2006 were as follows:

	Purchases	Sales

ProFund VP Bull	$496,823,920	$540,982,304
ProFund VP Small-Cap	52,156,487	49,323,948
ProFund VP OTC	202,002,727	219,187,178

5.	Concentration Risk

ProFund VP Short Small-Cap may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index or security is so concentrated.

45

PROFUNDS VP

Notes to Financial Statements (continued)
December 31, 2006

6.	Federal Income Tax Information

As of the tax year end of December 31, 2006, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires	Expires	Expires
	12/31/12	12/31/13	12/31/14	Total

ProFund VP OTC	$—	$—	$3,476,760	$3,476,760
ProFund VP Short Small-Cap	34,822	423,868	7,270,343	7,729,033

As of the tax year end of December 31, 2006, the following ProFunds VP had additional net capital loss carryforwards that may be available to offset future net capital gains, if any. The amount of these losses that may be utilized are limited as a result of a prior year ownership change of the insurance company that issues the variable annuity contracts for which the ProFunds VP are investment options. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains which were offset will not be distributed to shareholders:

	Expires	Expires	Expires	Expires
	12/31/09	12/31/10	12/31/11	12/31/12	Total

ProFund VP OTC	$—	$15,203,537	$1,424,903	$6,628,365	$23,256,805
ProFund VP Short Small-Cap	34,606	5,700	5,700	—	46,006

The tax character of dividends paid to shareholders during the tax year ended December 31, 2006 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Bull	$3,838,095	$6,615,991	$10,454,086
ProFund VP Small-Cap	—	1,937,600	1,937,600
ProFund VP Short Small-Cap	284,372	—	284,372
ProFund VP Money Market	4,590,652	—	4,590,652

The tax character of dividends paid to shareholders during the tax year ended December 31, 2005 were as follows:

			Total
	Ordinary	Net Long-Term	Distributions
	Income	Gains	Paid

ProFund VP Bull	$634,599	$—	$634,599
ProFund VP Small-Cap	7,467,754	5,310,217	12,777,971
ProFund VP OTC	5,604,127	2,311,803	7,915,930
ProFund VP Money Market	837,611	—	837,611

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Deficit)

ProFund VP Bull	$2,622,613	$—	$—	$—	$45,119,119	$47,741,732
ProFund VP Small-Cap	3,474,877	8,256,975	—	—	13,343,514	25,075,366
ProFund VP OTC	—	—	—	(26,733,565)	13,868,514	(12,865,051)
ProFund VP Short Small-Cap	1,250,161	—	—	(7,775,039)	61,855	(6,463,023)
ProFund VP Money Market	410,212	—	(410,212)	—	—	—

At December 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

ProFund VP Bull	$264,743,107	$45,541,677	$(422,558)	$45,119,119
ProFund VP Small-Cap	105,819,511	17,153,497	(3,688,629)	13,464,868
ProFund VP OTC	61,682,090	14,120,038	(251,524)	13,868,514
ProFund VP Short Small-Cap	12,458,726	—	—	—
ProFund VP Money Market	150,825,579	—	—	—

46

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ProFunds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ProFund VP Bull, ProFund VP Small-Cap, ProFund VP OTC, ProFund VP Short Small-Cap and ProFund VP Money Market (separate portfolios of ProFunds, hereafter collectively referred to as the “Funds”) at December 31, 2006, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 22, 2007

47

PROFUNDS VP

Additional Tax Information (unaudited)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2006, qualify for the corporate dividends received deduction for the following Funds:

Dividends
Received
Deduction

ProFund VP Bull	100.00%

48

PROFUNDS VP

Board Approval of Investment Advisory Agreements (unaudited)

At a meeting held on September 20, 2006, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the investment advisory agreement (the “Advisory Agreement”) with ProFund Advisors LLC (the “Advisor”) on behalf of the Funds. In determining whether it was appropriate to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; and (ix) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable, in the best interests of shareholders and should be approved. The Board took note of all of the information that had been provided and considered all of the relevant factors, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund and its shareholders by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Funds; (iii) the extent to which economies of scale would be realized as the Funds grow; and (iv) whether fee levels reflected these economies of scale, if any, for the benefit of Fund shareholders.

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to effectively manage the Funds, which may not be present at other investment advisory organizations. The Board took note of the special skills needed to manage each Fund. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and the Board considered whether it provided appropriate incentives. The Board also considered information regarding how brokerage for the Funds was allocated. Finally, the Board reviewed the Advisor’s compliance program. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of each Fund, and that the Advisor’s services benefited the Fund shareholders, particularly in light of the nature of the Funds and the services required to support them.

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trusts. The Board noted the difficulty in obtaining precise information comparing the fees charged by other investment advisers because there were few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found that the comparative information provided by the Adviser to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Funds on their own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor’s non-advisory services, including those performed under a Management Services Agreement. The Board considered indirect or “fall-out” benefits that the Advisor derived from its relationship to the Funds, noting in particular that while the Advisor may receive research provided by broker-dealers, it will not obtain research or other non-brokerage services in return for allocating brokerage. The Trustees concluded that the Management Services Agreement was in the best interests of the Funds and their shareholders; that the services to be performed were required for the operation of the Funds; and that the Advisor could provide services the nature and quality of which were at least equal to those provided by others offering the same or similar services; and that the fees were reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also considered the financial condition of the Advisor, which they found to be sound based upon its review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor the potential economies of scale, how and when shareholders may benefit from economies of scale. The Board considered the fact that the Advisor waived its fees and/or reimbursed expenses with respect to specific Funds.

49

PROFUNDS VP

Board Approval of Investment Advisory Agreements (continued) (unaudited)

The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by each Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of each Fund. It was the sense of the Board to consider and evaluate on an ongoing basis potential economies of scale and how shareholders could benefit from those economies of scale.

50

PROFUNDS VP

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect separate accounts or insurance contract fees and charges. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at July 1, 2006 and held for the entire period from July 1, 2006 through December 31, 2006.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

ProFund VP Bull	$1,000.00	$1,119.90	$8.23	1.54%
ProFund VP Small-Cap	1,000.00	1,067.20	8.08	1.55%
ProFund VP OTC	1,000.00	1,109.30	8.67	1.63%
ProFund VP Short Small-Cap	1,000.00	939.20	7.82	1.60%
ProFund VP Money Market	1,000.00	1,020.00	6.47	1.27%

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

ProFund VP Bull	$1,000.00	$1,017.44	$7.83	1.54%
ProFund VP Small-Cap	1,000.00	1,017.39	7.88	1.55%
ProFund VP OTC	1,000.00	1,016.99	8.29	1.63%
ProFund VP Short Small-Cap	1,000.00	1,017.14	8.13	1.60%
ProFund VP Money Market	1,000.00	1,018.80	6.46	1.27%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

51

PROFUNDS VP

Trustees and Officers (unaudited)

Number of
		Term of		Portfolios* in	Other
	Position(s)	Office and		Fund Complex	Directorships
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Birth Date	the Trust	Time Served	During Past 5 Years	Trustee	Trustee

Independent Trustees

Russell S. Reynolds, III	Trustee	Indefinite;	Directorship	ProFunds (102);	Directorship
c/o ProFunds		October 1997 to	Search Group,	Access One	Search
7501 Wisconsin Avenue,		present	Inc. (Executive	Trust (3);	Group, Inc.
Suite 1000			Recruitment):	ProShares
Bethesda, MD 20814			President (May	Trust (12)
Birth Date: 7/57			2004 to present);
Managing Director
(March 1993 to April
2004).

Michael C. Wachs	Trustee	Indefinite;	AMC Delancey Group,	ProFunds (102);	AMC
c/o ProFunds		October	Inc. (Real Estate	Access One	Delancey
7501 Wisconsin Avenue,		1997 to	Development): Vice	Trust (3);	Group, Inc.
Suite 1000		present	President (January 2001	ProShares
Bethesda, MD 20814			to present).	Trust (12)
Birth Date: 10/61

Interested Trustee

Michael L. Sapir**	Trustee	Indefinite;	Chairman and Chief	ProFunds (102);	None
7501 Wisconsin Avenue,	and	April 1997	Executive Officer of the	Access One
Suite 1000	Chairman	to present	Advisor (May 1997 to	Trust (3);
Bethesda, MD 20814			present).	ProShares
Birth Date: 5/58				Trust (12)

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Officers

Michael L. Sapir	Chairman	Indefinite;	Chairman and Chief
7501 Wisconsin Avenue,		April 1997 to present	Executive Officer of the
Suite 1000			Advisor (May 1997 to
Bethesda, MD 20814			present).
Birth Date: 5/58
Louis M. Mayberg	President	Indefinite;	President of the Advisor
7501 Wisconsin Avenue,		February 2003 to present	(May 1997 to present).
Suite 1000
Bethesda, MD 20814
Birth Date: 8/62
Steven G. Cravath	Chief Legal Officer	Indefinite;	General Counsel of the
7501 Wisconsin Avenue,	and Secretary	June 2006 to present	Advisor (June 2006 to
Suite 1000			present); Partner,
Bethesda, MD 20814			Morrison & Foerster
Birth Date: 8/59			(1992 to June 2006).

52

PROFUNDS VP

Trustees and Officers (continued) (unaudited)

Name, Address,	Position(s) Held	Term of Office and	Principal Occupation(s)
and Birth Date	with Trust	Length of Time Served	During Past 5 Years

Victor M. Frye	Chief Compliance	Indefinite;	Counsel and Chief
7501 Wisconsin Avenue,	Officer	September 2004 to present	Compliance officer of the
Suite 1000			Advisor (October 2002 to
Bethesda, MD 20814			present); Calvert Group,
Birth Date: 10/58			Ltd.; Counsel,
Compliance Officer and
Assistant Secretary
(January 1999 to
October 2002).
Stephenie E. Adams	Assistant Secretary	Indefinite;	Assistant Vice President,
7501 Wisconsin Avenue,		April 2006 to present	ProFund Advisors LLC
Suite 1000			(December 2002 to
Bethesda, MD 20814			present); Not employed,
Birth Date: 4/69			November 2002; Vice
President, FBR National
Bank & Trust (May 2000
to October 2002); Vice
President and Secretary
of FBR Fund for
Government Investors,
FBR Fund for Tax-Free
Investors, Inc., FBR
American Gas Index
Fund, Inc., and The FBR
Rushmore Fund, Inc.
(October 1995 to
October 2002).
Patrick J. Keniston	Assistant Secretary	Indefinite;	Counsel, BISYS Fund
100 Summer Street,		December 2006 to present	Services (March 2005 to
Suite 1500			present); Attorney,
Boston, MA 02110			Citigroup Global
Birth Date: 2/61			Transaction Services
(October 2001 to
March 2005); Senior
Tax Consultant,
PricewaterhouseCoopers
(June 1998 to
September 2001).
Troy A. Sheets	Treasurer	Indefinite;	BISYS Fund Services,
3435 Stelzer Road		June 2002 to present	Vice President of
Columbus, Ohio 43219			Fund Administration
Birth Date: 5/71			(April 2002 to present);
KPMG LLP, Senior
Manager (August 1993
to March 2002).
Martin R. Dean	Assistant	Indefinite;	BISYS Fund Services,
3435 Stelzer Road	Treasurer	March 2006 to present	Vice President of
Columbus, Ohio 43219			Fund Administration
Birth Date: 11/63			(September 1998
to present).

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

53

This Page Intentionally Left Blank

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 1-888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-776-3637; and on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling toll-free 1-888-776-3637; and on the Commission’s website at http://www.sec.gov.

ProFunds VP file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holding for the Funds in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Not just funds, ProFundsSM

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/Barra Growth Index,” and “S&P SmallCap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average®,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. “Russell 2000® Index” is a trademark of the Russell Investment Group. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. The “Nikkei 225 Stock Average” is a trademark of Nihon Keizai Shimbun, Inc. “Philadelphia Stock Exchange®”, “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/06

Annual Report
December 31, 2006

Money Market ProFund

i	Message from the Chairman
ii	Management Discussion of Fund Performance
iii	Allocation of Portfolio Holdings & Composition
iii	Expense Examples
1	Statement of Assets and Liabilities
1	Statement of Operations
2	Statements of Changes in Net Assets
3	Financial Highlights
6	Notes to Financial Statements
9	Report of Independent Registered Public Accounting Firm
10	Board Approval of Investment Advisory Agreements
11	Other Information
12	Trustees and Officers
Cash Management Portfolio
14	Portfolio Summary
15	Schedule of Portfolio Investments
18	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Financial Highlights
21	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm

Message from the Chairman

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of the Money Market ProFund for the 12 months ended December 31, 2006.

Money market rates continued to rise in 2006 as the Federal Reserve (“Fed”) increased the target federal funds rate by 0.25% at each of the 17 Federal Open Market Committee meetings from June 2004 through June 2006. In August, the Fed took a long-awaited pause and kept the Federal funds rate at 5.25%.

Bond yields generally rose while the Fed was tightening, and then fell sharply in the third quarter once the Fed paused. Yields were more volatile in the fourth quarter as conflicting signals on economic growth and inflation generated debate among bondholders over the next move by the Fed.

The 30-year Treasury bond finished the year yielding 4.8%, for a total return of -1.2%.

Whatever direction the market takes, ProFunds believes investors should have abundant opportunities to try to increase potential return and reduce risk. As always, you can adjust your investments whenever you wish.

We remain dedicated to providing investors with innovative funds to help capture opportunities as they unfold. And, as always, we deeply appreciate your continued trust and confidence in ProFunds.

Sincerely,

Michael L. Sapir

Chairman

Michael L. Sapir — Chairman

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An investor should consider the investment objectives, risks, charges and expenses of ProFunds carefully before investing or sending money. The prospectus contains this and other information about ProFunds. To obtain a prospectus, please call (888)-776-3637 or visit www.profunds.com. The prospectus should be read carefully before investing.

i

Management Discussion of Fund Performance

Money Market ProFund

The Money Market ProFund seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. For the year ended December 31, 2006, the Fund (Investor Class shares) had a total return of 4.25%. The seven-day yield, as of December 31, 2006, was 4.58% for the Investor Class, 3.55% for the Service Class and 4.31% for the Class A shares.

The assets of this Fund are part of a $8.8 billion portfolio managed by Deutsche Asset Management, Inc. Its managers seek to maintain a stable net asset value of $1.00, however there is no assurance that they will be able to do so.

An investment in this Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Past performance is not predictive of future results. The performance data quoted represents past performance and current returns may be lower or higher. Yield will vary and principal value may fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month end, please visit www.profunds.com.

ii

Allocation of Portfolio Holdings & Composition (unaudited)

December 31, 2006

Money Market ProFund

Investment Objective: The Money Market ProFund seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital.

Market Exposure

Investment Type	% of Net Assets
Investment in Cash Management Portfolio	100%
Total Exposure	100%

The summary of the Cash Management Portfolio holdings are included in the accompanying financial statements of the Portfolio.

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses (including expenses allocated from the Cash Management Portfolio). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at July 1, 2006 and held for the entire period from July 1, 2006 through December 31, 2006.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06	Expense Ratio During Period 7/1/06 - 12/31/06
Actual Expense
Money Market ProFund—Investor Class	$1,000.00	$1,022.60	$4.54	0.89%
Money Market ProFund—Service Class	1,000.00	1,017.50	9.61	1.89%
Money Market ProFund—Class A**	1,000.00	1,020.30	5.74	1.14%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Information shown reflects values using the expense ratios and rates of return for the period from July 3, 2006 (date of commencement of operations) to December 31, 2006.

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06	Expense Ratio During Period 7/1/06 - 12/31/06

Hypothetical Expense
Money Market ProFund—Investor Class	$1,000.00	$1,020.72	$4.53	0.89%
Money Market ProFund—Service Class	1,000.00	1,015.68	9.60	1.89%
Money Market ProFund—Class A**	1,000.00	1,019.46	5.80	1.14%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Information shown reflects values using the expense ratios for the period from July 3, 2006 (date of commencement of operations) to December 31, 2006 and has been adjusted to reflect values for the period from July 1, 2006 to December 31, 2006.

iii

PROFUNDS

Money Market ProFund

Statement of Assets and Liabilities
December 31, 2006
Assets:
Securities, at cost	$590,082,747	(a)

Securities, at value	590,082,747	(a)
Prepaid expenses	69,214

Total Assets	590,151,961

Liabilities:
Dividends payable	1,788,116
Management services fees payable	170,032
Administration fees payable	10,711
Distribution and services fees payable—Service Class	74,453
Distribution and services fees payable—Class A	69
Trustee fees payable	91
Transfer agency fees payable	92,106
Fund accounting fees payable	10,000
Compliance services fees payable	12,769
Service fees payable	8,672
Other accrued expenses	124,430

Total Liabilities	2,291,449

Net Assets	$587,860,512

Net Assets consist of:
Capital	$587,913,695
Accumulated net investment income (loss)	(31,084)
Accumulated net realized gains (losses) on investments	(22,099)

Net Assets	$587,860,512

Investor Class:
Net Assets	$511,708,795
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	511,724,413
Net Asset Value (offering and redemption price per share)	$1.00

Service Class:
Net Assets	$75,662,520
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	75,664,085
Net Asset Value (offering and redemption price per share)	$1.00

Class A:
Net Assets	$489,197
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	489,197
Net Asset Value (offering and redemption price per share)(b)	$1.00

(a)	Investment in Cash Management Portfolio
(b)	Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase.

Statement of Operations
For the year ended December 31, 2006
Investment Income:
Interest	$32,598,969	(c)
Expenses(d)	(1,162,981	)(c)

Net Investment Income	31,435,988

Expenses:
Management services fees	2,267,041
Administration fees	148,605
Distribution and services fees—Service Class	1,148,365
Distribution and services fees—Class A	477
Transfer agency fees	1,189,198
Administrative services fees	37,831
Registration and filing fees	293,681
Custody fees	2,585
Fund accounting fees	10,000
Trustee fees	8,314
Compliance services fees	15,465
Service fees	108,111
Printing and mailing fees	105,453
Other fees	136,684

Total Expenses	5,471,810

Net Investment Income (Loss)	25,964,178

Realized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(22,099	)(c)

Change in Net Assets Resulting from Operations	$25,942,079

(c)	Allocated from Cash Management Portfolio
(d)	Expenses allocated from the Cash Management Portfolio are shown net of any fee reductions.

See accompanying notes to the financial statements.

1

PROFUNDS

Money Market ProFund

Statements of Changes in Net Assets
	For the year ended December 31, 2006	For the year ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$25,964,178	$14,520,792
Net realized gains (losses) on investments	(22,099)	7,330

Change in net assets resulting from operations	25,942,079	14,528,122

Distributions to Shareholders From:
Net investment income
Investor Class	(22,384,077)	(12,653,644)
Service Class	(3,632,760)	(1,868,947)
Class A	(7,910)	—

Change in net assets resulting from distributions	(26,024,747)	(14,522,591)

Capital Transactions:
Proceeds from shares issued
Investor Class	10,572,507,456	10,582,473,712
Service Class	1,628,681,155	2,689,464,632
Class A	4,727,468	—
Dividends reinvested
Investor Class	21,709,916	11,584,805
Service Class	3,456,842	1,706,368
Class A	6,697	—
Value of shares redeemed
Investor Class	(10,597,720,743)	(10,525,938,077)
Service Class	(1,667,620,615)	(2,642,869,877)
Class A	(4,244,968)	—

Change in net assets resulting from capital transactions	(38,496,792)	116,421,563

Change in net assets	(38,579,460)	116,427,094
Net Assets:
Beginning of period	626,439,972	510,012,878

End of period	$587,860,512	$626,439,972

Accumulated net investment income (loss)	$(31,084)	$22,155

Share Transactions:
Issued
Investor Class	10,572,476,793	10,582,473,287
Service Class	1,628,677,667	2,689,463,259
Class A	4,727,468	—
Reinvested
Investor Class	21,709,916	11,584,805
Service Class	3,456,842	1,706,368
Class A	6,697	—
Redeemed
Investor Class	(10,597,720,743)	(10,525,938,077)
Service Class	(1,667,620,615)	(2,642,869,877)
Class A	(4,244,968)	—

Change in shares	(38,530,943)	116,419,765

See accompanying notes to the financial statements.

2

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
Investor Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized Gains (Losses) on Investments(a)		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000's)
Money Market ProFund
Year Ended December 31, 2006	$1.000	0.042		—	(b)	0.042	(0.042)	(0.042)	$1.000	4.25%	0.85%	0.85%	4.19%	$511,709
Year Ended December 31, 2005	$1.000	0.024		—	(b)	0.024	(0.024)	(0.024)	$1.000	2.46%	0.85%	0.85%	2.43%	$515,282
Year Ended December 31, 2004	$1.000	0.006		—	(b)	0.006	(0.006)	(0.006)	$1.000	0.61%	0.82%	0.82%	0.59%	$447,156
Year Ended December 31, 2003	$1.000	0.003		—	(b)	0.003	(0.003)	(0.003)	$1.000	0.31%	0.93%	0.93%	0.31%	$398,934
Year Ended December 31, 2002	$1.000	0.009	(c)	—		0.009	(0.009)	(0.009)	$1.000	0.94%	1.03%	0.98%	0.93%	$447,211

(a)	Per share amounts and percentages include the applicable allocation from the Cash Management Portfolio.
(b)	Amount is less than $0.0005.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying notes to the financial statements.

3

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
Service Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized Gains (Losses) on Investments(a)		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000's)
Money Market ProFund
Year Ended December 31, 2006	$1.000	0.032		—	(b)	0.032		(0.032)	(0.032)	$1.000	3.22%	1.85%	1.85%	3.19%	$75,663
Year Ended December 31, 2005	$1.000	0.014		—	(b)	0.014		(0.014)	(0.014)	$1.000	1.45%	1.85%	1.85%	1.43%	$111,158
Year Ended December 31, 2004	$1.000	0.001		—	(b)	0.001		(0.001)	(0.001)	$1.000	0.08%	1.33%	1.33%	0.08%	$62,857
Year Ended December 31, 2003	$1.000	—	(b)	—	(b)	—	(b)	— (b)	— (b)	$1.000	0.05%	1.18%	1.18%	0.06%	$105,320
Year Ended December 31, 2002	$1.000	0.001	(c)	—		0.001		(0.001)	(0.001)	$1.000	0.06%	1.78%	1.72%	0.06%	$173,646

(a)	Per share amounts and percentages include the applicable allocation from the Cash Management Portfolio.
(b)	Amount is less than $0.0005.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying notes to the financial statements.

4

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated.

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Class A	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized Gains (Losses) on Investments(a)		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a), (b)	Net Expenses(a), (b)	Net Investment Income (Loss)(a), (b)	Net Assets, End of Period (000’s)
Money Market ProFund
July 3, 2006 through December 31, 2006(c)	$1.000	0.020	—	(d)	0.020	(0.020)	(0.020)	$1.000	2.03	%(e)	1.10%	1.10%	3.94%	$489

(a)	Per share amounts and percentages include the applicable allocation from the Cash Management Portfolio.
(b)	Annualized for periods less than one year.
(c)	Commencement of operations
(d)	Amount is less than $0.0005.
(e)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

5

PROFUNDS

Notes to Financial Statements

December 31, 2006

1.	Organization

ProFunds (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997, and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. The accompanying financial statements relate to the Money Market ProFund (the “ProFund”). The ProFund offers three classes of shares: the Investor Class, Service Class and Class A. The ProFund seeks to achieve its objective by investing all of its investable assets in the Cash Management Portfolio (the “Portfolio”), an open-end management investment company that has the same investment objectives as the ProFund. The percentage of the Portfolio owned by the ProFund as of December 31, 2006 was approximately 6.6%. The financial statements of the Portfolio, including its schedule of portfolio investments, are included in this report and should be read in conjunction with the ProFund’s financial statements.

Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Shareholder Services Plan, voting rights on matters affecting a single class of shares and sales charges. Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase.

Under the ProFund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the ProFund. In addition, in the normal course of business, the ProFund enters into contracts with its vendors and others that provide for general indemnifications. The ProFund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFund. However, based on experience, the ProFund expects any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the ProFund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Security Valuation

The ProFund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note A of the notes to financial statements of the Portfolio included elsewhere in this report.

Investment Transactions and Related Income

The ProFund records daily its proportionate share of the Portfolio’s income, expenses and realized gains and losses. In addition, the ProFund accrues its own expenses.

Allocations

In addition to the one active ProFund included in the report, ProFund Advisors LLC (the “Advisor”) also serves as the investment advisor for each of the additional 101 active ProFunds in the ProFunds Trust and each of the three active Funds in the Access One Trust. Expenses directly attributable to the ProFund are charged to the ProFund, while expenses which are attributable to more than one ProFund are allocated among the respective ProFunds based upon relative net assets or another reasonable basis. Expenses which are attributable to Funds of the ProFunds and Access One Trust are allocated across the ProFunds and Access One Trust based upon relative net assets or another reasonable basis.

The investment income and realized gains and losses on investments allocated from the Portfolio and expenses of the ProFund (other than class specific expenses charged to a class) are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized gains and losses are incurred.

Distributions to Shareholders

The ProFund declares dividends from net investment income daily and pays the dividends on a monthly basis. Net realized capital gains, if any, are distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

6

PROFUNDS

Notes to Financial Statements (continued)

December 31, 2006

Federal Income Taxes

The ProFund intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFund intends to make timely distributions in order to avoid tax liability. The ProFund has a tax year end of December 31st.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the ProFund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the ProFund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial reporting period for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

3.	Fees and Transactions with Affiliates

The Advisor serves as the investment advisor of the ProFund for an annual fee equal to 0.35% of the average daily net assets of the ProFund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and the Advisor directly invest the assets of the ProFund. Deutsche Asset Management, Inc. (“DeAM”) is the investment advisor to the Portfolio in which the ProFund invests its assets. DeAM has committed to provide ProFunds Distributors, Inc. with additional resources to enhance the visibility and distribution of the ProFund and other funds in the Trust, given that the sale of shares of the funds in the Trust is likely to increase the size of the ProFund.

BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays BISYS an annual fee based on the ProFunds and Access One Trusts’ aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing. Administration fees include additional fees paid to BISYS by the Trust for support of the ProFunds’ Compliance Service Program. ProFunds Distributors, Inc. (the “Distributor”), an affiliate of BISYS, serves as the Trust’s distributor. Under the Amended and Restated Distribution Agreement dated July 1, 2006 for providing the distribution entity and infrastructure related platform, the Distributor receives an annual fee of $150,000 in aggregate from the ProFunds and Access One Trusts. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full pursuant to the Distribution and Shareholder Services Plan, it is contemplated that the Advisor, or an affiliate of the Advisor will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. BISYS Fund Services Ohio, Inc., also an affiliate of BISYS, acts as transfer agent for the ProFunds for which it receives additional fees. As transfer agent for the ProFunds, BISYS Fund Services Ohio, Inc. receives a base fee, account charges and reimbursement of certain expenses.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFund. Under this agreement, the Advisor may receive 0.35% of the ProFund’s average daily net assets for providing feeder fund management and administrative services to the ProFund.

The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly fee as reflected on the Statement of Operations as “Service fees.”

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the ProFund may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class shares as reimbursement or compensation for distribution-related activities and/or shareholder services with respect to Service Class shares. Under the Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class shares of the applicable ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFund may pay different service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

7

PROFUNDS

Notes to Financial Statements (continued)

December 31, 2006

Under the Plan, the ProFund’s Class A shares are authorized to pay a fee at an annual rate not to exceed 0.40% of average daily net assets attributable to Class A shares as compensation for service and distribution-related activities and for shareholder services in accordance with applicable law. Currently, the Trustees have approved the payment of up to 0.25% of the ProFund’s average daily net assets attributable to Class A shares as compensation for shareholder services and have authorized no payments as compensation for service and distribution-related services with respect to Class A shares. The Trustees may approve additional payments for service and distribution-related services when the Trustees believe that it is in, or not opposed to, the best interest of Class A shareholders to do so.

During the year ended December 31, 2006, the Advisor as an Authorized Firm, was reimbursed $812,930 for expenses incurred under the Plan in aggregate relating to the Trust.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds for serving in their respective roles. Each of the two Independent Trustees are compensated $35,000 per year based on four regular meetings, plus a maximum of $2,500 for each additional board meeting, if applicable, in aggregate from the ProFunds and Access One Trusts. Each of the two Independent Trustees were compensated $51,000 ($102,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds and Access One Trusts for the year ended December 31, 2006. Effective January 1, 2007, the Trust, together with Access One Trust and ProShares Trust (other trusts in the Fund Complex advised by the Advisor or an affiliate of the Advisor) will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Independent Trustees will also receive $3,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $1,000 for attending each telephonic meeting. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFunds reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

4.	Federal Income Tax Information

As of the latest tax year end of December 31, 2006, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

Expires 12/31/14
Money Market ProFund	$22,010

Under current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had deferred losses, which will be treated as arising on the first day of the fiscal year ended December 31, 2007, as follows:

Post-October Losses
Money Market ProFund	$89

The tax character of dividends paid to shareholders during the tax year ended December 31, 2006, which may differ from the amounts noted in the Statements of Changes in Net Assets because of tax rules, were as follows:

	Ordinary Income	Total Distributions Paid
Money Market ProFund	$25,644,774	$25,644,774

The tax character of dividends declared to shareholders during the tax year ended December 31, 2005 were as follows:

	Ordinary Income	Total Distributions Paid
Money Market ProFund	$14,522,591	$14,522,591

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Money Market ProFund	$—	$—	$ (31,084)	$ (22,099)	$—	$ (53,183)

At December 31, 2006, the cost and unrealized appreciation (depreciation) on securities, for federal income tax purposes, were as follows:

	Tax Cost	Net Unrealized Appreciation (Depreciation)
Money Market ProFund	$590,082,747	$—

8

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Money Market ProFund:

We have audited the accompanying statement of assets and liabilities of the Money Market ProFund (the “Fund”), as of December 31, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights presented herein for each of the respective periods ended December 31, 2005 were audited by another registered public accounting firm whose report dated February 27, 2006 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market ProFund, at December 31, 2006, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

February 27, 2007

9

Board Approval of Investment Advisory Agreements (unaudited)

At a meeting held on September 20, 2006, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the investment advisory agreement (the “Advisory Agreement”) with ProFund Advisors LLC (the “Advisor”) on behalf of the Fund. In determining whether it was appropriate to approve the Advisory Agreement on behalf of the Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; and (ix) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s practices in monitoring the Fund’s compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable, in the best interests of shareholders and should be approved. The Board took note of all of the information that had been provided and considered all of the relevant factors, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to the Fund and its shareholders by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Fund; (iii) the extent to which economies of scale would be realized as the Fund grows; and (iv) whether fee levels reflected these economies of scale, if any, for the benefit of Fund shareholders.

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to effectively manage the Fund, which may not be present at other investment advisory organizations. The Board took note of the special skills needed to manage the Fund. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Fund’s ability to meet its stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and the Board considered whether it provided appropriate incentives. The Board also considered information regarding how brokerage for the Fund was allocated. Finally, the Board reviewed the Advisor’s compliance program. The Board considered, with respect to the Fund, the Advisor’s success in achieving the investment objectives of the Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of the Fund, and that the Advisor’s services benefited the Fund shareholders, particularly in light of the nature of the Funds and the services required to support it.

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trust. The Board noted the difficulty in obtaining precise information comparing the fees charged by other investment advisers because there were few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found that the comparative information provided by the Adviser to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Fund on its own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor’s non-advisory services, including those performed under a Management Services Agreement. The Board considered indirect or “fall-out” benefits that the Advisor derived from its relationship to the Fund, noting in particular that while the Advisor may receive research provided by broker-dealers, it will not obtain research or other non-brokerage services in return for allocating brokerage. The Trustees concluded that the Management Services Agreement was in the best interests of the Funds and their shareholders; that the services to be performed were required for the operation of the Funds; and that the Advisor could provide services the nature and quality of which were at least equal to those provided by others offering the same or similar services; and that the fees were reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also considered the financial condition of the Advisor, which they found to be sound based upon its review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor the potential economies of scale, how and when shareholders may benefit from economies of scale.

The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by the Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of the Fund. It was the sense of the Board to consider and evaluate on an ongoing basis potential economies of scale and how shareholders could benefit from those economies of scale.

10

Other Information (unaudited)

On March 14, 2006, the Board of Trustees of ProFunds (the “Trust”), upon the recommendation of the Audit Committee of the Board of Trustees, determined not to retain PricewaterhouseCoopers LLP (“PWC”) and approved a change of the Trust’s independent auditors to Ernst & Young LLP (“E&Y”) for the Money Market ProFund (the “Fund”) of the Trust. For the fiscal years ended December 31, 2005 and December 31, 2004, PWC served as the Trust’s independent auditor with respect to the Fund. During the Fund’s fiscal year ended December 31, 2005 and December 31, 2004, PWC’s audit reports concerning the Fund contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audit for the fiscal years ended December 31, 2005 and December 31, 2004, and through March 14, 2006, there were no disagreements between the Fund and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PWC would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

11

Trustees and Officers (unaudited)

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004).	ProFunds (102); Access One Trust (3); ProShares Trust (12)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to present).	ProFunds (102); Access One Trust (3); ProShares Trust (12)	AMC Delancey Group, Inc.

Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).	ProFunds (102); Access One Trust (3); ProShares Trust (12)	None

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Name, Address, and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present	President of the Advisor (May 1997 to present).

Steven G. Cravath 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/59	Chief Legal Officer and Secretary	Indefinite; June 2006 to present	General Counsel of the Advisor (June 2006 to present); Partner, Morrison & Foerster (1992 to June 2006).

12

Trustees and Officers (unaudited) (continued)

Name, Address, and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Calvert Group, Ltd.; Counsel, Compliance Officer and Assistant Secretary (January 1999 to October 2002).

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Assistant Secretary	Indefinite; April 2006 to present	Assistant Vice President, ProFund Advisors LLC (December 2002 to present); Not employed, November 2002; Vice President, FBR National Bank & Trust (May 2000 to October 2002); Vice President and Secretary of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc. (October 1995 to October 2002).

Patrick J. Keniston 100 Summer Street, Suite 1500 Boston, MA 02110 Birth Date: 2/61	Assistant Secretary	Indefinite; December 2006 to present	Counsel, BISYS Fund Services (March 2005 to present); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005); Senior Tax Consultant, PricewaterhouseCoopers (June 1998 to September 2001).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	BISYS Fund Services, Vice President of Fund Administration (April 2002 to present); KPMG LLP, Senior Manager (August 1993 to March 2002).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present	BISYS Fund Services, Vice President of Fund Administration (September 1998 to present)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

13

Cash Management Portfolio	Portfolio Summary

Asset Allocation	12/31/06	12/31/05
ShortTerm Notes	31%	21%
Certificates of Deposit and Bank Notes	31%	27%
Commercial Paper	25%	32%
Time Deposits	6%	4%
Funding Agreements	3%	3%
Repurchase Agreements	1%	7%
Asset Backed	1%	—
Promissory Notes	1%	4%
Master Notes	1%	1%
US Government Sponsored Agencies	—	1%

	100%	100%

Weighted Average Maturity
Cash Management Portfolio	35 days	47 days
First Tier Institutional Money Fund Average*	41 days	34 days

*	The Fund is compared to its respective iMoneyNet category: First Tier Institutional Money Fund Average — Category includes a widelyrecognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Portfolio’s holdings, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio’s top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

The accompanying notes are an integral part of the financial statements.

14

Cash Management Portfolio	Schedule of Portfolio Investments December 31, 2006

Certificates of Deposit and Bank Notes 29.7%
	Principal Amount ($)	Value ($)
ABN AMRO Bank NV:
5.36%, 1/11/2007	35,000,000	34,999,985
5.365%, 3/5/2007	38,000,000	37,999,197
Bank of Ireland:
5.32%, 2/5/2007	60,000,000	60,000,575
5.32%, 3/27/2007	55,000,000	55,001,655
Bank of Tokyo-Mitsubishi-UFJ, Ltd.:
5.31%, 1/8/2007	90,000,000	90,000,000
5.36%, 4/23/2007	75,000,000	75,000,000
Banque Federative du Credit Mutuel, 5.33%, 1/31/2007	60,000,000	60,000,000
Barclays Bank PLC:
5.33%, 1/16/2007	37,200,000	37,200,000
5.44%, 2/20/2007	40,000,000	40,002,118
Calyon, 5.32%, 4/27/2007	45,000,000	45,000,000
Canadian Imperial Bank of Commerce, 5.31%, 1/5/2007	100,000,000	100,000,000
CHI Catholic Health Initiatives, 5.36%, 2/15/2007	60,000,000	60,000,000
Credit Agricole SA, 5.33%, 3/13/2007	75,000,000	74,998,553
Depfa Bank PLC, 5.32%, 3/15/2007	80,000,000	80,000,000
HBOS Treasury Services PLC, 5.305%, 4/19/2007	50,000,000	50,000,000
KBC Bank NV:
5.33%, 1/16/2007	76,000,000	76,000,156
5.33%, 2/1/2007	80,000,000	80,001,024
Landesbank Baden Wurttemberg:
5.32%, 1/5/2007	126,000,000	125,999,996
5.325%, 1/16/2007	130,000,000	129,999,564
5.355%, 4/13/2007	95,000,000	95,001,310
Mizuho Corporate Bank:
5.32%, 2/1/2007	50,000,000	50,000,000
5.33%, 1/4/2007	113,500,000	113,500,000
5.34%, 2/13/2007	64,000,000	64,000,000
5.35%, 1/26/2007	40,000,000	40,000,274
Nationwide Building Society, 5.32%, 1/4/2007	33,000,000	33,000,000
Natixis SA:
4.787%, 1/23/2007	77,000,000	76,957,557
5.0%, 2/8/2007	10,000,000	10,000,000
5.0%, 2/9/2007	25,000,000	25,000,000
Norddeutsche Landesbank:
5.31%, 1/8/2007	63,000,000	63,000,000
5.33%, 1/22/2007	90,000,000	90,000,000
Norinchukin Bank:
5.35%, 2/15/2007	50,000,000	50,000,000
5.405%, 3/15/2007	75,000,000	75,000,000
Northern Rock PLC, 5.34%, 1/31/2007	50,000,000	50,000,000
Societe Generale:
5.32%, 2/20/2007	20,000,000	20,000,000
5.32%, 3/7/2007	25,000,000	24,999,113
5.35%, 4/19/2007	65,000,000	64,997,343
5.43%, 2/5/2007	40,000,000	40,001,709
Toronto Dominion Bank, 5.45%, 10/25/2007	45,000,000	45,000,000

Certificates of Deposit and Bank Notes, continued
	Principal Amount ($)	Value ($)
UniCredito Italiano SpA:
5.315%, 5/8/2007	60,000,000	60,000,000
5.355%, 2/26/2007	72,500,000	72,500,000
5.385%, 2/15/2007	50,000,000	49,999,497
5.4%, 3/14/2007	65,000,000	65,000,000
Wells Fargo Bank, NA, 4.79%, 1/17/2007	50,000,000	50,000,822
TOTAL CERTIFICATES OF DEPOSIT AND BANK NOTES (Cost $2,640,160,448)		2,640,160,448

Commercial Paper** 25.4%
Atlantis One Funding Corp.:
5.255%, 2/21/2007	42,000,000	41,687,328
5.255%, 2/23/2007	32,077,000	31,828,835
Barclays US Funding LLC, 5.24%, 2/2/2007	25,000,000	24,883,556
Beta Finance, Inc., 5.255%, 2/20/2007	13,000,000	12,905,118
Caisse Nationale des Caisses D’Epargne et Prevoyan, 5.175%, 4/5/2007	50,000,000	49,324,375
Cancara Asset Securitization LLC, 5.255%, 1/30/2007	79,057,000	78,722,336
CBA (Delaware) Finance, Inc., 5.28%, 1/16/2007	70,000,000	69,846,000
CC (USA), Inc., 5.26%, 2/13/2007	80,000,000	79,497,378
Cedar Springs Capital Company LLC, 5.31%, 1/10/2007	25,157,000	25,123,604
Chariot Funding LLC, 5.29%, 1/25/2007	101,631,000	101,272,581
Compass Securitization LLC:
5.26%, 3/15/2007	25,605,000	25,331,894
5.28%, 1/23/2007	85,000,000	84,725,733
5.38%, 1/10/2007	50,000,000	49,932,750
Galleon Capital LLC:
5.26%, 1/24/2007	35,179,000	35,060,779
5.28%, 1/9/2007	36,600,000	36,557,056
Giro Funding US Corp., 5.29%, 1/22/2007	80,000,000	79,753,133
Grampian Funding Ltd., 5.195%, 4/10/2007	15,000,000	14,785,706
Greyhawk Funding LLC:
5.21%, 5/9/2007	16,000,000	15,703,609
5.27%, 1/19/2007	24,700,000	24,634,916
Irish Life & Permanent PLC:
5.23%, 3/6/2007	28,000,000	27,739,662
5.245%, 3/8/2007	74,500,000	73,783,620
5.26%, 3/5/2007	100,000,000	99,079,500
KBC Financial Products International Ltd., 5.2%, 5/14/2007	64,000,000	62,770,489
Lake Constance Funding LLC, 5.26%, 1/18/2007	88,000,000	87,781,418
Nationwide Building Society, 5.243%, 2/20/2007	100,000,000	99,271,806
Old Line Funding LLC, 5.36%, 1/4/2007	20,000,000	19,991,067

The accompanying notes are an integral part of the financial statements.

15

Cash Management Portfolio	Schedule of Portfolio Investments December 31, 2006

Commercial Paper**, continued
	Principal Amount ($)	Value ($)
Perry Global Funding LLC:
Series A, 5.26%, 2/14/2007	26,703,000	26,531,329
Series A, 5.27%, 1/18/2007	20,000,000	19,950,417
Series A, 5.28%, 3/26/2007	90,000,000	88,891,200
Pfizer Investment Capital PLC:
5.25%, 1/5/2007	12,000,000	11,993,000
5.29%, 1/5/2007	68,000,000	67,960,031
Procter & Gamble International Funding S.C.A., 5.24%, 1/16/2007	25,000,000	24,945,417
Prudential PLC, 5.255%, 1/11/2007	35,000,000	34,948,910
Ranger Funding Co. LLC, 5.285%, 1/8/2007	55,000,000	54,943,480
Scaldis Capital LLC:
5.26%, 1/23/2007	25,315,000	25,233,626
5.26%, 1/24/2007	18,611,000	18,548,457
Sheffield Receivables Corp., 5.285%, 1/8/2007	100,000,000	99,897,236
Simba Funding Corp., 5.27%, 3/21/2007	32,200,000	31,827,616
Societe Generale North America, Inc., 5.235%, 2/16/2007	115,400,000	114,628,070
Swedish Export Credit Corp., 5.29%, 1/12/2007	50,000,000	49,919,181
The Bear Stearns Companies, Inc., 5.25%, 2/9/2007	85,000,000	84,516,562
Tulip Funding Corp., 5.28%, 1/2/2007	50,000,000	49,992,667
Verizon Communications, Inc.
5.36%, 1/9/2007	25,000,000	24,970,222
5.4%, 1/18/2007	56,600,000	56,455,670
Westpac Banking Corp., 5.36%, 1/5/2007	16,935,000	16,924,914

Total Commercial Paper (Cost $2,255,072,254)		2,255,072,254

Master Notes 0.6%
The Bear Stearns Companies, Inc., 5.432%*, 1/2/2007 (Cost $50,000,000)	50,000,000	50,000,000

US Government Sponsored Agencies 0.1%
Federal Home Loan Bank, 5.195%**, 1/19/2007 (Cost $4,987,013)	5,000,000	4,987,013

Funding Agreements* 3.3%
Genworth Life Insurance Co.:
5.42%, 1/25/2007	75,000,000	75,000,000
5.435%, 9/4/2007	105,000,000	105,000,000
New York Life Insurance Co., 5.425%, 9/18/2007	80,000,000	80,000,000
Travelers Insurance Co., 5.43%, 3/30/2007	30,000,000	30,000,000

Total Funding Agreements (Cost $290,000,000)		290,000,000

Asset Backed 1.3%
	Principal Amount ($)	Value ($)
Interstar Millennium Trust, “A1”, Series 2006-2GA, 5.33%*, 5/27/2038	52,336,531	52,336,531
Mound Financing PLC, “1A”, Series SA, 5.32%*, 5/8/2007	35,000,000	35,000,000
Steers Mercury III Trust, 144A, 5.37%*, 5/27/2048	25,000,000	25,000,000

Total Asset Backed (Cost $112,336,531)		112,336,531

Promissory Notes 0.8%
The Goldman Sachs Group, Inc., 5.432%*, 1/16/2007 (Cost $75,000,000)	75,000,000	75,000,000

Short-Term Notes* 30.8%
American Express Bank FSB, 5.32%, 11/8/2007	34,000,000	33,997,161
American Express Centurion Bank:
5.31%, 1/26/2007	44,000,000	44,000,000
5.32%, 9/13/2007	50,000,000	50,000,000
5.32%, 11/6/2007	175,000,000	175,000,000
5.44%, 7/19/2007	72,370,000	72,416,720
American Honda Finance Corp., 5.346%, 10/30/2007	45,000,000	45,000,000
Australia & New Zealand Banking Group, Ltd., 5.35%, 6/23/2010	30,000,000	30,000,000
Bank of Tokyo-Mitsubishi-UFJ, Ltd., 5.42%, 8/23/2007	50,000,000	50,026,398
BMW US Capital LLC, 144A, 5.33%, 11/5/2007	10,000,000	10,000,000
BNP Paribas:
5.287%, 3/6/2007	45,000,000	44,997,444
5.305%, 6/20/2007	100,000,000	99,987,943
5.31%, 10/3/2007	50,000,000	49,988,458
Caja de Ahorros y Monte de Piedad de Madrid, 5.368%, 10/19/2007	50,000,000	50,000,000
Calyon:
5.29%, 10/3/2007	75,000,000	74,980,432
5.3%, 9/13/2007	28,000,000	27,995,179
Canadian Imperial Bank of Commerce, 5.39%, 10/26/2007	60,000,000	59,988,229
Carrera Capital Finance LLC:
5.34%, 8/24/2007	70,000,000	70,000,000
144A, 5.35%, 3/22/2007	30,000,000	30,000,000
CIT Group, Inc., 5.573%, 2/15/2007	62,000,000	62,014,974
Commonwealth Bank of Australia, 5.35%, 8/24/2010	40,000,000	40,000,000
Credit Agricole SA, 5.292%, 6/28/2007	50,000,000	49,988,693
DNB NOR Bank ASA, 5.34%, 5/25/2011	50,000,000	50,000,000
General Electric Capital Corp., 5.31%, 8/19/2011	60,000,000	60,000,000

The accompanying notes are an integral part of the financial statements.

16

Cash Management Portfolio	Schedule of Portfolio Investments December 31, 2006

Short-Term Notes*, continued
	Principal Amount ($)	Value ($)
HSBC Finance Corp.:
5.34%, 11/6/2007	75,000,000	75,000,000
5.38%, 3/24/2011	25,000,000	25,000,000
HSH Nordbank AG, 144A, 5.36%, 11/21/2007	60,000,000	60,000,000
International Business Machine Corp., 5.36%, 11/8/2007	66,000,000	66,000,000
Intesa Bank Ireland PLC, 5.35%, 7/25/2011	40,000,000	40,000,000
K2 (USA) LLC:
144A, 5.33%, 7/16/2007	40,000,000	39,999,928
5.345%, 6/8/2007	65,500,000	65,503,963
Links Finance LLC, 144A, 5.355%, 8/15/2007	39,000,000	39,005,868
M&I Marshall & Ilsley Bank, 5.33%, 11/15/2007	56,000,000	56,000,000
Merrill Lynch & Co., Inc.:
5.315%, 5/14/2007	25,000,000	25,000,000
5.33%, 8/24/2011	80,000,000	80,000,000
5.36%, 11/15/2007	35,000,000	35,000,000
5.362%, 5/29/2007	25,000,000	25,000,000
5.41%, 11/2/2007	35,000,000	35,000,000
Morgan Stanley:
5.31%, 9/10/2007	130,000,000	130,000,000
5.382%, 2/5/2007	100,000,000	100,000,000
Natixis SA, 5.42%, 8/31/2007	50,000,000	50,000,000
Nordea Bank AB, 5.33%, 11/9/2007	40,000,000	40,000,000
Northern Rock PLC:
144A, 5.343%, 10/22/2007	90,000,000	90,000,000
5.35%, 11/5/2007	30,000,000	30,000,000
Skandinaviska Enskilda Banken, 5.35%, 11/16/2007	50,000,000	50,000,000
Tango Finance Corp.:
144A, 5.32%, 9/24/2007	50,000,000	49,996,377
144A, 5.32%, 10/3/2007	25,000,000	24,998,114
Toyota Motor Credit Corp., 5.29%, 5/14/2007	100,000,000	100,000,000
UniCredito Italiano Bank (Ireland) PLC:
5.36%, 11/15/2007	75,000,000	75,000,000
144A, 5.36%, 9/16/2011	45,000,000	45,000,000

TOTAL SHORT-TERM NOTES (Cost $2,731,885,881)		2,731,885,881

Time Deposit 6.0%
Canadian Imperial Bank of Commerce, 5.125%, 1/2/2007	150,000,000	150,000,000
Citibank NA, 5.15%, 1/2/2007	182,617,140	182,617,140
ING Bank NV, 5.3%, 1/3/2007	200,000,000	200,000,000

TOTAL TIME DEPOSIT (Cost $532,617,140)		532,617,140

Repurchase Agreements 1.5%
	Principal Amount ($)	Value ($)
Banc of America Securities LLC, 5.3%, dated 12/29/2006, to be repurchased at $36,069,677 on 1/3/2007(a)	36,043,145	36,043,145
UBS Securities LLC, 5.3%, dated 12/29/2006, to be repurchased at $100,073,611 on 1/3/2007(b)	100,000,000	100,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $136,043,145)		136,043,145

	% of Net Assets
TOTAL INVESTMENT PORTFOLIO (Cost $8,828,102,412)[	99.5	8,828,102,412
Other Assets and Liabilities, Net	0.5	48,741,497

NET ASSETS	100.0	8,876,843,909

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2006.
**	Annualized yield at time of purchase; not a coupon rate.
[	The cost for federal income tax purposes was $8,828,102,412.
(a)	Collaterized by $38,223,956 Federal National Mortgage Association, 5.0% maturing on 7/1/2035 with a value of $37,124,440.
(b)	Collaterized by $134,770,293 Federal National Mortgage Association STRIPS, with various maturing from 9/1/2033–8/1/2036 with a value of $103,000,687.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

17

Cash Management Portfolio

Statement of Assets and Liabilities
as of December 31, 2006
Assets
Investments in securities, valued at amortized cost	$8,828,102,412
Cash	487,087
Interest receivable	49,079,251
Due from Advisor	43,993
Other assets	568,002

Total assets	8,878,280,745

Liabilities
Accrued advisory fee	1,050,739
Accrued administration fee	228,801
Other accrued expenses and payables	157,296

Total liabilities	1,436,836

Net assets, at value	$8,876,843,909

Statement of Operations
For the year ended December 31, 2006
Investment Income
Income:
Interest	$425,950,616

Expenses:
Advisory fee	12,748,098
Administrative service fee	1,813,410
Administration fee	1,461,568
Custodian fee	215,165
Auditing	49,234
Legal	50,533
Trustees’ fees and expenses	345,420
Other	358,212

Total expenses before expense reductions	17,041,640
Expense reductions	(1,796,469)

Total expenses after expense reductions	15,245,171

Net investment income	410,705,445

Net realized gain (loss) from investments	(284,968)

Net increase (decrease) in net assets resulting from operations	$410,420,477

The accompanying notes are an integral part of the financial statements.

18

Cash Management Portfolio

Statement of Changes in Net Assets
	Years Ended December 31,
	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$410,705,445	$307,655,907
Net realized gain (loss) on investment transactions	(284,968)	117,517

Net increase (decrease) in net assets resulting from operations	410,420,477	307,773,424

Capital transaction in shares of beneficial interest:
Proceeds from capital invested	100,741,342,219	112,816,875,647
Value of capital withdrawn	(102,206,284,505)	(113,004,956,853)

Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(1,464,942,286)	(188,081,206)
Increase (decrease) in net assets	(1,054,521,809)	119,692,218

Net assets at beginning of period	9,931,365,718	9,811,673,500

Net assets at end of period	$8,876,843,909	$9,931,365,718

The accompanying notes are an integral part of the financial statements.

19

Cash Management Portfolio

Financial Highlights
	Years Ended December 31
	2006	2005	2004	2003	2002
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8,877	9,931	9,812	12,550	11,237

Ratio of expenses before expense reductions (%)	.20	.21	.21	.21	.20

Ratio of expenses after expense reductions (%)	.18	.18	.18	.18	.18

Ratio of net investment income (%)	4.83	3.08	1.22	1.04	1.71

Total Return (%)(a),(b)	4.97	3.15	1.26	1.06	1.72

(a)	Total return would have been lower had certain expenses not been reduced.
(b)	Total return for the Portfolio was derived from the performance of Cash Reserves Fund Institutional.

The accompanying notes are an integral part of the financial statements.

20

Cash Management Portfolio

Notes to Financial Statements

December 31, 2006

A.	Significant Accounting Policies

Cash Management Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an openend management investment company organized as a New York business trust.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Investments in openend investment companies are valued at their net asset value each business day.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or subcustodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the exdividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B.	Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. (“DAMI” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio’s Advisor. Effective January 1, 2007, DAMI merged with Deutsche Investment Management Americas Inc. (“DIMA”), an indirect, wholly owned subsidiary of Deutsche Bank AG and the Board of the Portfolio approved a new investment advisor agreement between the Portfolio and DIMA. The new investment advisor agreement is identical in substance to the current investment advisor for the Portfolio, except for the named investment advisor. Under the Advisory Agreement, the Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and payable monthly at the annual rate of 0.15%.

For the period from January 1, 2006 through September 30, 2007, the Advisor and Administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses of the Portfolio, to the extent necessary, to maintain total operating expenses at 0.18% of its average daily net assets (excluding certain expenses such as

21

Cash Management Portfolio

Notes to Financial Statements (continued)

December 31, 2006

extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses). The amount of the waiver and whether the Advisor and Administrator waive a portion of their fees may vary at any time without notice to shareholders.

Accordingly, for the year ended December 31, 2006 the Advisor waived a portion of its Advisory fee as follows:

	Total Aggregated	Waived	Annual Effective Rate
Cash Management Portfolio	$12,748,098	$1,788,874.13%

Prior to June 1, 2006, Investment Company Capital Corp. (“ICCC” or the “Administrator”), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Portfolio’s Administrator. The Portfolio paid the Administrator an annual fee (“Administrative service fee”) based on its average daily net assets, computed and accrued daily and payable monthly at an annual rate of 0.05%. For the period from January 1, 2006 through May 31, 2006, ICCC received an Administrative service fee of $1,813,410, all of which was paid.

Effective June 1, 2006, the Administrator agreement with ICCC was terminated and the Portfolio entered into an Administrative Services Agreement with DIMA, pursuant to which DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA an annual fee (“Administration fee”) of 0.03% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through December 31, 2006, DIMA received on Administration fee of $1,461,568, of which $228,801 is unpaid.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable outofpocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

C.	Fee Reductions

For the year ended December 31, 2006, the Advisor reimbursed the Portfolio $3,819, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Cash Management Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. During the year ended December 31, 2006, the Portfolio’s custodian fees were reduced by $3,776 for custody credits earned.

D.	Line of Credit

The Portfolio and several other affiliated funds (the “Participants”) share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 5 percent of its net assets under this agreement.

E.	Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management (“DeAM”) settled proceedings with the Securities and Exchange Commission (“SEC”) and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (“DAMI”) and Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators’ view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

22

Cash Management Portfolio

Notes to Financial Statements (continued)

December 31, 2006

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The abovedescribed amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors’ Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors’ supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds’ Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds’ web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DIMA”), Deutsche Asset Management, Inc. (“DAMI”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001–2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to brokerdealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators’ findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with brokerdealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

23

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of Cash Management Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of Cash Management Portfolio (hereafter referred to as the “Portfolio”) at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2007

24

ProFunds™

Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers
For Financial Professionals:	(888) PRO-5717	(888) 776-5717
For All Others:	(888) PRO-FNDS	(888) 776-3637
Or:	(614) 470-8122
Fax Number:	(800) 782-4797

Website Address
www.profunds.com

This report is submitted for the general information of the shareholders of the ProFunds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each ProFund, visit www.profunds.com.

A description of the policies and procedures that the ProFunds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 1-888-776-3637; (ii) on the ProFunds’ website at http://www.profunds.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the ProFunds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge by calling toll-free 1-888-776-3637; (ii) on the Profunds’ website at http://www.profunds.com; and (iii) on the Commission’s website at http://www.sec.gov.

ProFunds files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

12/06

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Michael C. Wachs, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	2005	$940,000
	2006	$500,050

	The fees for 2005 relate to the audit of the registrant’s annual financial statements paid to PricewaterhouseCoopers LLP. The fees for 2006 relate to the audit of the registrant’s annual financial statements for only the Funds included in this report under Item 1. For 2006, $485,750 was paid to PricewaterhouseCoopers LLP by the ProFunds VP and $14,300 was paid to Ernst & Young LLP by the Money Market ProFund.

(b)	2005	$15,700

2006 $13,926

The fees for 2005 relate to the review of the semi-annual report to shareholders and the review of an additional post-effective registration statement paid to PricewaterhouseCoopers LLP. The fees for 2006 relate to the review of the semi-annual report to shareholders for only the Funds included in this report under Item 1. For 2006, $7,926 was paid to PricewaterhouseCoopers LLP by the ProFunds VP and $6,000 was paid to Ernst & Young LLP by the Money Market ProFund.

(c)	2005 $290,000
2006 $99,800

The fees for 2005 relate to the preparation of the registrant’s tax returns paid to PricewaterhouseCoopers LLP. The fees for 2006 relate to the preparation of the registrant’s tax returns for only the Funds included in this report under Item 1. For 2006, $95,700 was paid to PricewaterhouseCoopers LLP by the ProFunds VP and $4,100 was paid to Ernst & Young LLP by the Money Market ProFund.

(d)	2005 $0
2006 $0

(e)(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)	2005	0%
	2006	0%

(f) Not applicable.

(g)	2005	$305,700
	2006	$113,726

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     ProFunds

By (Signature and Title)* /s/ Troy A. Sheets
Troy A. Sheets, Treasurer and Principal Financial Officer

Date    March 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Louis M. Mayberg
Louis M. Mayberg, President and Principal Executive Officer

Date    March 5, 2007

By (Signature and Title)*  /s/ Troy A. Sheets
Troy A. Sheets, Treasurer and Principal Financial Officer

Date    March 5, 2007

* Print the name and title of each signing officer under his or her signature.